UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas,

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2007

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

ITEM 1.	REPORT TO SHAREHOLDERS

Allianz Funds Annual Report

JUNE 30, 2007

International/Sector Stock Funds

Share Class

GLOBAL STOCK FUNDS

Allianz NACM Global Fund

Allianz RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Fund

Allianz NFJ International Value Fund

Allianz RCM International Growth Equity Fund

REGIONAL STOCK FUNDS

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

Allianz RCM Healthcare Fund

Allianz RCM Biotechnology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		17
Statements of Assets and Liabilities		34
Statement of Operations		36
Statement of Changes in Net Assets		38
Financial Highlights		42
Notes to Financial Statements		50
Report of Independent Registered Public Accounting Firm		59
Federal Income Tax Information		60
Trustees and Officers of Allianz Funds		62

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunities Fund	6	17
Allianz NACM Global Fund	7	19
Allianz NACM International Fund	8	20
Allianz NACM Pacific Rim Fund	9	22
Allianz NFJ International Value Fund	10	23
Allianz RCM Biotechnology Fund	11	24
Allianz RCM Global Resources Fund	12	25
Allianz RCM Global Small-Cap Fund	13	26
Allianz RCM Healthcare Fund	14	28
Allianz RCM International Growth Equity Fund	15	29
Allianz RCM Technology Fund	16	30

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2007.

The past 12 months proved to be a positive time for stocks, albeit one followed by significant volatility in the opening weeks of the new fiscal year. During the period covered by this report, global economic growth and liquidity fostered an environment of low interest rates and strong corporate earnings growth. U.S. dollar weakness added to the favorable backdrop for international stocks, which finished in line with their U.S. counterparts.

The MSCI EAFE Index, a widely followed measure of stock market returns in developed countries outside of North America, rose 27.00%. The MSCI Emerging Markets Index, which measures stock market returns in developing countries, advanced 44.98% in US dollar terms. In contrast, the S&P 500 Index, which serves as a measure of returns for the US stock market, advanced 20.59% for the period. From a sector perspective materials stocks rose most sharply, as demand from a rapidly growing global economy pushed commodity prices higher.

While the market’s advance during the period provided significant returns, the volatility that followed underscores the importance of maintaining a long-term perspective in equity investing. A disciplined investment strategy, tailored to your personal financial goals and reflecting your individual sensitivity to risk, is a prudent course and one your personal financial advisor can help you create and follow.

For more detailed information about how your Allianz Fund performed in this environment, please read the commentary in this report. If you have any questions, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and we look forward to serving your investing needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 7, 2007

Annual Report	June 30, 2007	3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): NACM Emerging Markets Opportunities (8/06), NACM Pacific Rim (7/02), RCM Global Resources (3/06), RCM Global Small-Cap (2/02), RCM International Growth Equity (2/02), and RCM Technology (2/02). The oldest share class for RCM Biotechnology and RCM Healthcare is the D share class, and the A, B and C shares were first offered in 2/02. For NACM International the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N–Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

4	Allianz Funds

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 1/01/07 to 6/30/07.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2007	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the sub-advisor, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•	The Fund’s outperformance relative to the MSCI Emerging Markets Index was driven by stock selection, which was especially strong in China, South Korea and the consumer discretionary sector.

•

One of the portfolio’s best-performing holdings was China Hongxing Sports, an athletic shoe manufacturer that benefited from rising domestic consumption and a favorable outlook for the shoe industry. Capital markets firm Korea Investment Holdings was another top contributor, boosted by expectations for strong growth in its asset management business.

•	Relative performance was hindered by stock selection in Thailand, where real estate company Amata was a notable underperformer amid disappointing land sales.

•

An underweight in telecommunication services also detracted from performance. Overall, stocks in this sector turned in impressive results, fueled by robust demand for wireless services in China, India and Latin America.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Class A	60.45%	—	—	44.90%
Allianz NACM Emerging Markets Opportunities Fund Class A (adjusted)	51.62%	—	—	42.27%
Allianz NACM Emerging Markets Opportunities Fund Class C (adjusted)	58.20%	—	—	43.82%
MSCI Emerging Markets Index	44.98%	—	—	37.23%
Lipper Emerging Markets Fund Average	45.23%	—	—	36.11%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.76% for Class A shares and 2.51% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

Brazil	14.1%
China	13.9%
South Korea	12.8%
Russia	7.1%
Taiwan	6.4%
South Africa	6.2%
Mexico	6.0%
Indonesia	4.4%
Other	25.6%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,276.20	$1,271.40	$1,014.23	$1,010.46
Expenses Paid During Period	$12.02	$16.28	$10.64	$14.41

For each class of the Fund, expenses are equal to the expense ratio for the class (2.13% for Class A and 2.89% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	Stock selection in the United States, Spain and the consumer staples sector had a positive impact on performance versus the MSCI All Country World Index.

•

Notable contributors to Fund performance included Freescale Semiconductor, a U.S. chip manufacturer that was acquired by a group of private equity investors; Técnicas Reunidas, a Spanish engineering firm that experienced strong revenue growth; and C&C Group, an Irish beverage company that benefited from the successful U.K. launch of its Magners branded cider.

•	Stock selection was weakest in South Korea, Japan and the financials sector, contributing to the Fund’s underperformance relative to the index.

•

Significant detractors from performance included Samsung Electronics, a South Korean electronics company, and Mitsubishi UFJ Financial Group, a Japanese financial services firm. Samsung Electronics was hurt by falling prices for dynamic random access memory (DRAM) semiconductors, which it manufactures. Mitsubishi UFJ Financial Group declined in response to several factors, including sluggish demand for large corporate loans.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Class A	24.75%	—	—	20.77%
Allianz NACM Global Fund Class A (adjusted)	17.89%	—	—	19.39%
Allianz NACM Global Fund Class B	23.85%	—	—	19.88%
Allianz NACM Global Fund Class B (adjusted)	18.85%	—	—	19.69%
Allianz NACM Global Fund Class C (adjusted)	22.79%	—	—	19.86%
MSCI All Country World Index	25.23%	—	—	17.25%
Lipper Global Multi-Cap Growth Fund Average	25.93%	—	—	17.11%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio’s are 1.48% for Class A shares, 2.23% for Class B shares and 2.23% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United States	35.9%
Japan	10.3%
United Kingdom	8.1%
Switzerland	7.2%
France	6.2%
Germany	5.3%
Hong Kong	4.5%
Netherlands	3.5%
Other	17.3%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,113.10	$1,108.90	$1,108.70	$1,017.60	$1,013.88	$1,013.88
Expenses Paid During Period	$7.60	$11.50	$11.50	$7.25	$10.99	$10.99

For each class of the Fund, expenses are equal to the expense ratio for the class (1.45% for Class A, 2.20% for Class B, 2.20% for Class C), multiplied by the average account value over the period. multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	7

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•	Relative performance was helped by security selection in Japan and the information technology and industrials sectors.

•

The Fund’s best-performing holdings included Japanese stocks Nintendo, a video game maker that experienced brisk sales of its portable game console; Marubeni, a trading company whose restructuring efforts were recognized by investors; and Pacific Metals, a ferronickel manufacturer that benefited from surging nickel prices.

•	Stock selection in the United Kingdom and the materials sector had a negative impact on results, contributing to the Fund’s underperformance versus the MSCI EAFE Index.

•

HBOS, a British financial services firm, was a major detractor. The company’s shares advanced but did not keep pace with the broader U.K. market due to concerns about earnings quality. Below-index exposure to mining companies BHP Billiton and Rio Tinto was also unfavorable, as these stocks posted steep gains amid robust global demand for commodities.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Class A	24.88%	22.26%	—	16.06%
Allianz NACM International Fund Class A (adjusted)	18.01%	20.88%	—	15.00%
Allianz NACM International Fund Class C (adjusted)	22.94%	21.36%	—	15.20%
MSCI EAFE Index	27.00%	17.74%	—	10.92%
Lipper International Multi-Cap Core Fund Average	27.10%	16.82%	—	10.93%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.47% for Class A shares and 2.22% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Cumulative Returns Through June 30, 2007

Country Allocation

Japan	24.3%
United Kingdom	22.7%
Switzerland	10.6%
Sweden	7.6%
France	7.1%
Germany	6.9%
Italy	3.8%
Spain	2.2%
Other	13.2%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,092.60	$1,088.80	$1,017.65	$1,013.93
Expenses Paid During Period	$7.47	$11.34	$7.20	$10.94

For each class of the Fund, expenses are equal to the expense ratio for the class (1.44% for Class A and 2.19% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Pacific Rim Fund seeks to achieve long-term growth of capital by normally investing at least 80% of its net assets in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries.

•	Positive stock selection in the majority of countries and sectors drove the Fund’s outperformance relative to the MSCI Pacific Index.

•	Stock selection added the most value in China and the industrials and financials sectors.

•

Top contributors included China Communications Construction Company, a port developer that benefited from the country’s infrastructure spending boom; Hengan International Group, a Chinese manufacturer of personal care products with a loyal and expanding customer base; and Tokyu Land, a Japanese real estate firm that enjoyed rising office rents.

•	Stock selection in the utilities sector was an area of relative weakness.

•

Perusahaan Gas Negara, an Indonesian gas utility, underperformed amid production delays and regulatory uncertainty. An underweight in Australia, one of the best-performing markets in the index, also detracted. Surging commodity exports helped lift consumer confidence and drive Australia’s unemployment rate to its lowest level in more than thirty years.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Class A	35.33%	22.48%	—	16.40%
Allianz NACM Pacific Rim Fund Class A (adjusted)	27.89%	21.10%	—	15.71%
Allianz NACM Pacific Rim Fund Class B	34.27%	21.67%	—	15.72%
Allianz NACM Pacific Rim Fund Class B (adjusted)	29.27%	21.48%	—	15.72%
Allianz NACM Pacific Rim Fund Class C (adjusted)	33.33%	21.54%	—	15.52%
MSCI Pacific Index	15.86%	15.60%	—	7.38%
Lipper Pacific Region Fund Average	28.28%	19.46%	—	10.84%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.77% for Class A shares, 2.52% for Class B shares and 2.52% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

Japan	50.1%
China	10.1%
Australia	9.5%
Singapore	7.1%
Indonesia	4.8%
South Korea	4.3%
Philippines	3.4%
Malaysia	2.9%
Other	5.0%
Cash & Equivalents — net	2.8%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,191.90	$1,187.00	$1,187.50	$1,016.12	$1,012.40	$1,012.40
Expenses Paid During Period	$9.51	$13.56	$13.56	$8.75	$12.47	$12.47

For each class of the Fund, expenses are equal to the expense ratio for the class (1.75% for Class A, 2.50% for Class B, 2.50% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	9

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•

Non-US stocks rose sharply in the period as global economic growth and liquidity continued to provide a supportive environment for stock investments. Emerging markets and European equities led the rally. Returns for stocks in the developed Pacific region lagged the MSCI All Country World Free Ex US Index.

•

Stock selection and an overweight position in materials contributed most significantly to outperformance for the period, with Aluminum Corp of China the portfolio’s top contributor. China’s largest aluminum producer acquired Vancouver-based Peru Copper in a deal that took out one of the few remaining independent copper mining companies. China has become the world’s largest consumer of copper due to its own infrastructure needs and its role as an exporter of products like air conditioners and auto-motor parts.

•

Stock selection in energy also benefited relative returns. Shares of Frontline Ltd rose significantly for the period. The world’s biggest oil tanker company, with a fleet of 30 crude-oil carriers and 28 Suezmax tankers, benefited from increased shipping demand due to greater OPEC production. Shares of diversified energy company Norsk Hydro advanced on news of greater focus for the company. The independent Norwegian producer announced plans to sell oil and gas assets to rival Statoil in order to direct attention on its aluminum and hydropower businesses.

•

Among financials, shares of Dutch bank ABN Amro rose sharply in March with news that the firm was in talks to be sold to British bank Barclays. Royal Bank of Scotland and Bank of America also entered the takeover fray to create the largest-ever bank-bidding contest.

•

Stock selection in the consumer discretionary sector detracted from returns relative to the benchmark. Japanese automaker Nissan Corp didn’t keep pace in US sales with peers Toyota and Honda. Nissan’s stock has weakened since February when it announced a 23 percent drop in fiscal third quarter earnings.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Class A	41.29%	—	—	34.54%
Allianz NFJ International Value Fund Class A (adjusted)	33.51%	—	—	32.83%
Allianz NFJ International Value Fund Class C (adjusted)	39.19%	—	—	33.56%
MSCI All Country World Free Ex US Index	29.61%	—	—	27.56%
Lipper International Multi-Cap Value Fund Average	27.24%	—	—	26.41%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.48% for Class A shares and 2.22% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United Kingdom	13.3%
South Korea	11.3%
Canada	10.6%
Brazil	10.1%
Mexico	5.6%
Germany	5.0%
China	4.7%
Japan	4.1%
Other	29.6%
Cash & Equivalents — net	5.7%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,203.20	$1,198.20	$1,017.60	$1,013.88
Expenses Paid During Period	$7.92	$11.99	$7.25	$10.99

For each class of the Fund, expenses are equal to the expense ratio for the class (1.45% for Class A and 2.20% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz RCM Biotechnology Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of companies in the biotechnology industry.

•	M&A activity in the biotechnology sector was a significant contributor to performance over the past year, both positively (Myogen and Medimmune) as well as negatively (Kos Pharmaceuticals).

•

Positive contributions to performance came from Myogen. Myogen was acquired by Gilead giving Gilead access to Myogen’s pulmonary arterial hypertension drug. Medimmune was also a top contributor for the year, again driven by its acquisition by AstraZeneca.

•	Celgene’s outperformance during the year was driven by Revlimid sales trends and sentiment for future growth opportunities. Revlimid is Celgene’s drug for the treatment of multiple myeloma.

•

The Fund’s position in Genentech underperformed as concern’s about Avastin sales trends mounted following presentations at a major medical meeting. Avastin is approved for the treatment of colorectal and lung cancer. Data presented at a medical meeting in June pointed to the possibility that a lower dose of Avastin in lung cancer could potentially be as effective as the approved dose pressuring Genentech shares.

•

The acquisition of Kos Pharmaceuticals by Abbott Laboratories giving Abbott access to the Kos portfolio of lipid management products including Naispan and Advicor. The Fund did not own Kos Pharmaceuticals.

•

Disappointing phase III data for Adolor’s Entereg in its most important indication led to the underperformance of the stock, and its over overweight in position detracted from overall Fund performance.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/30/97)
Allianz RCM Biotechnology Fund Class A	6.74%	9.26%	—	12.59%
Allianz RCM Biotechnology Fund Class A (adjusted)	0.87%	8.03%	—	11.92%
Allianz RCM Biotechnology Fund Class B	5.95%	8.44%	—	11.87%
Allianz RCM Biotechnology Fund Class B (adjusted)	0.95%	8.15%	—	11.87%
Allianz RCM Biotechnology Fund Class C (adjusted)	4.95%	8.45%	—	11.74%
S&P 500 Index	20.59%	10.71%	—	6.52%
NASDAQ Biotechnology Index	8.06%	9.49%	—	10.80%
Lipper Health/Biotechnology Fund Average	13.69%	10.14%	—	9.24%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the NASDAQ Biotechnology Index to be the Fund’s performance benchmarks. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.57% for Class A shares, 2.32% for Class B shares and 2.32% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Healthcare	89.7%
Biotechnology	6.7%
Other	0.3%
Cash & Equivalents — net	3.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$990.00	$986.40	$986.40	$1,017.36	$1,013.64	$1,013.64
Expenses Paid During Period	$7.40	$11.08	$11.08	$7.50	$11.23	$11.23

For each class of the Fund, expenses are equal to the expense ratio for the class (1.50% for Class A, 2.25% for Class B, 2.25% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	11

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•

World markets for energy and raw materials performed strongly during much of the reporting period in response to burgeoning demand form developing nations and geopolitical concerns in the Middle East and West Africa, both primary sources of energy for world markets.

•	An overweight position in Arch Coal and Peabody Energy Company were the primary detractors from overall performance relative to its benchmark, the World Energy and Materials Composite.

•

Over the period, the strongest contributors to performance were overweight positions in solar energy stocks, First Solar and Sunpower, as well as stock selection within the metals sector, primarily Phelps Dodge and CVRD.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Class A	24.30%	—	—	34.85%
Allianz RCM Global Resources Fund Class A (adjusted)	17.46%	—	—	32.33%
Allianz RCM Global Resources Fund Class C (adjusted)	22.30%	—	—	33.82%
MSCI World Index	23.26%	—	—	27.88%
World Energy & Materials Composite	40.32%	—	—	30.86%
Lipper Natural Resources Fund Average	22.23%	—	—	32.30%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.48% for Class A shares and 2.25% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United States	64.9%
Canada	10.8%
France	4.0%
United Kingdom	3.6%
Australia	3.0%
Netherlands	2.0%
Norway	1.9%
Cayman Islands	1.5%
Other	3.5%
Cash & Equivalents — net	4.8%

Annual Fund Operating Expenses	Actual		Hypothetical
	Class A	Class C	Class A	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,253.40	$1,248.60	$1,017.55	$1,013.84
Expenses Paid During Period	$8.16	$12.32	$7.30	$11.04

For each class of the Fund, expenses are equal to the expense ratio for the class (1.46% for Class A and 2.21% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12	Allianz Funds

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

•

Small cap stocks around the globe rallied during the fiscal year thanks to a robust world economy, low interest rates in many regions, and rising corporate profits. The MSCI World Small-Cap Index was boosted by robust returns in Asia (excluding Japan) and Europe. These regions outperformed the respectable gains posted in the U.S. Smaller stocks in Japan posted a mid-single digit loss during the period, disappointing investors.

•

The Fund outperformed its benchmark during the period due to strong stock selection across many industry groups. Notably, consumer durables & apparel, capital goods, banks, and diversified financials holdings boosted Fund returns.

•

In consumer durables & apparel, U.S.-based footwear designer Crocs Inc. and Greek-based toy manufacturer and retailer Jumbo S.A. both contributed positively to performance during the period. Crocs is known for its colorful resin clogs.

•	Geographically, maintaining a sizable relative overweight position to Europe and underweighting Japan helped the Fund outperform.

•

In contrast, the Fund’s relative underweight exposure to materials, the strongest performing sector in the index, hurt relative returns. Stock selection in energy along with maintaining a modest underweight to the sector also impaired returns.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Class A	24.75%	21.31%	15.22%	16.20%
Allianz RCM Global Small-Cap Fund Class A (adjusted)	17.89%	19.94%	14.57%	15.58%
Allianz RCM Global Small-Cap Fund Class B	23.77%	20.50%	14.57%	15.58%
Allianz RCM Global Small-Cap Fund Class B (adjusted)	18.77%	20.31%	14.57%	15.58%
Allianz RCM Global Small-Cap Fund Class C (adjusted)	22.79%	20.50%	14.39%	15.37%
MSCI World Small-Cap Index	21.62%	19.69%	10.29%	10.42%
Lipper Global Small/Mid-Cap Growth Fund Average	27.42%	18.60%	12.29%	12.33%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.77% for Class A shares, 2.52% for Class B shares and 2.52% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United States	32.2%
Japan	8.7%
Switzerland	6.8%
France	5.7%
United Kingdom	5.2%
Germany	4.5%
Netherlands	3.1%
Estonia	3.0%
Other	27.6%
Cash & Equivalents — net	3.2%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,108.70	$1,104.40	$1,104.50	$1,016.12	$1,012.40	$1,012.40
Expenses Paid During Period	$9.15	$13.04	$13.05	$8.75	$12.47	$12.47

For each class of the Fund, expenses are equal to the expense ratio for the class (1.75% for Class A, 2.50% for Class B, 2.50% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	13

Allianz RCM Healthcare Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of companies in the healthcare industry.

•

Most of the underperformance for the 1-year period ended June 30, 2007 occurred in the third quarter of 2006, when several small cap and mid cap positions fell significantly in relation to clinical trial or legal events. Adolor’s lead drug Entereg failed to hit its primary endpoint in two separate indications. Kinetic Concepts lost a patent infringement case. During the last 9 months of the period, significant detractors included overweight positions in Amgen and Boston Scientific, which fell in relation to revenue shortfalls.

•

The Fund’s performance was aided by an overweight in Shire PLC, which gained on the consistent strength of earnings reports, as well as approval of its new drug for Attention Deficit Hyper Activity Disorder (‘ADHD’) called Vyvance. The Fund’s holdings in Volcano and BioMimetics, both medical device IPO’s, each rose due to strong clinical trials or earnings results. Finally, the Fund’s underweight in Johnson & Johnson was among the top contributors as well.

•

Strategically, the Fund’s overweight in biotechnology and underweight in health care services were the major detractors. Although the Nasdaq Biotechnology Index returned 7.0%, the Fund’s overall allocation in the biotechnology sector was hurt by positions in several small-cap names, as well as the lack of ownership of Medimmune. Also, the Fund’s underweight in the health care services sector, which rose 20%, had a modest negative impact on performance.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Healthcare Fund Class A	12.20%	7.96%	12.02%	13.06%
Allianz RCM Healthcare Fund Class A (adjusted)	6.03%	6.75%	11.39%	12.45%
Allianz RCM Healthcare Fund Class B	11.35%	7.14%	11.35%	12.42%
Allianz RCM Healthcare Fund Class B (adjusted)	6.35%	6.84%	11.35%	12.42%
Allianz RCM Healthcare Fund Class C (adjusted)	10.34%	7.14%	11.19%	12.22%
S&P 500 Index	20.59%	10.71%	7.13%	8.70%
S&P 500 Healthcare Index	18.56%	6.73%	6.93%	9.42%
Lipper Health/Biotechnology Fund Average	13.69%	10.14%	9.24%	10.15%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the S&P 500 Healthcare Index to be the Fund’s performance benchmark. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.57% for Class A shares, 2.32% for Class B shares and 2.32% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Healthcare	89.8%
Technology	4.5%
Consumer Discretionary	2.8%
Other	0.7%
Cash & Equivalents — net	2.2%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,062.40	$1,058.30	$1,058.80	$1,017.36	$1,013.64	$1,013.64
Expenses Paid During Period	$7.67	$11.48	$11.49	$7.50	$11.23	$11.23

For each class of the Fund, expenses are equal to the expense ratio for the class (1.50% for Class A, 2.25% for Class B, 2.25% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

14	Allianz Funds

Allianz RCM International Growth Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

The Fund’s underperformance was largely concentrated in the second half of 2006. Exposure to online gaming related stocks (i.e., Sportingbet and PartyGaming) were the primary culprits as the US Congress passed legislation making it more difficult for US citizens to gamble online.

•	The Fund’s exposure to Japanese banks also impaired performance, as the Bank of Japan has been very slow to increase interest rates.

•	Overweight positions in mining stocks (i.e., Xstrata and BHP Billiton) and Nintendo helped to limit the underperformance during the past year.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (05/22/95)
Allianz RCM International Growth Equity Fund Class A	22.43%	14.25%	4.73%	7.91%
Allianz RCM International Growth Equity Fund Class A (adjusted)	15.69%	12.97%	4.14%	7.41%
Allianz RCM International Growth Equity Fund Class B	21.50%	13.42%	4.17%	7.44%
Allianz RCM International Growth Equity Fund Class B (adjusted)	16.50%	13.17%	4.17%	7.44%
Allianz RCM International Growth Equity Fund Class C (adjusted)	20.50%	13.42%	3.95%	7.10%
MSCI EAFE Index	27.00%	17.74%	7.66%	8.16%
MSCI EAFE Growth Index	25.28%	15.37%	5.19%	5.93%
Lipper International Large-Cap Growth Fund Average	25.59%	13.98%	5.66%	7.74%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.38% for Class A shares, 2.13% for Class B shares and 2.13% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

Japan	20.6%
United Kingdom	16.5%
Germany	13.2%
Switzerland	12.0%
France	11.8%
Netherlands	5.4%
Sweden	3.9%
Italy	3.3%
Hong Kong	3.3%
Other	10.0%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,119.20	$1,115.30	$1,114.70	$1,018.05	$1,014.33	$1,014.33
Expenses Paid During Period	$7.15	$11.07	$11.06	$6.80	$10.54	$10.54

For each class of the Fund, expenses are equal to the expense ratio for the class (1.36% for Class A, 2.11% for Class B, 2.11% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	15

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•

The Fund’s performance was hurt primarily due to its concentration on the smaller, faster growing companies within the technology sector, and in general, it was the larger technology companies that investors bought over the period, and which did extremely well. The Fund owned many of these larger-sized companies, including Oracle, Microsoft, Hewlett Packard and Cisco Systems; however, they held underweight positions relative to the benchmark. Over the period, some of the stocks have been sold that mis-executed their business plans.

•

RCM was able to identify several dynamic submarkets in technology, including the mobile internet and a new generation of videogames, and the Fund benefited with positive success with stocks such as Nintendo Co., Apple Inc., Research in Motion, and Tencent Holdings, all leaders of these trends.

•

The Fund also benefited from its holdings based in Asia, as well as its alternative energy holdings, particularly the solar area. These companies and trends continued to be a significant focus of the Allianz RCM Technology Fund.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/27/95)
Allianz RCM Technology Fund Class A	25.18%	17.00%	14.81%	15.90%
Allianz RCM Technology Fund Class A (adjusted)	18.29%	15.68%	14.16%	15.33%
Allianz RCM Technology Fund Class B	24.24%	16.12%	14.20%	15.37%
Allianz RCM Technology Fund Class B (adjusted)	19.24%	15.90%	14.20%	15.37%
Allianz RCM Technology Fund Class C (adjusted)	23.25%	16.10%	13.94%	15.03%
NASDAQ Composite Index	19.84%	12.21%	6.09%	8.20%
Goldman Sachs Technology Index	26.94%	11.67%	5.58%	9.23%
Lipper Science & Technology Fund Average	21.27%	11.87%	7.06%	7.77%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.64% for Class A shares, 2.39% for Class B shares and 2.39% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	51.0%
Telecommunications	9.6%
Energy	8.2%
Consumer Discretionary	5.7%
Financial Services	3.7%
Chemicals	3.1%
Communications	2.4%
Capital Goods	2.3%
Other	7.0%
Cash & Equivalents — net (including options written & securities sold short)	7.0%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,111.10	$1,107.20	$1,107.30	$1,016.46	$1,012.79	$1,012.79
Expenses Paid During Period	$8.79	$12.64	$12.64	$8.40	$12.08	$12.08

For each class of the Fund, expenses are equal to the expense ratio for the class (1.68% for Class A, 2.42% for Class B, 2.42% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Allianz Funds

Schedule of Investments

NACM Emerging Markets Opportunities Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—89.5%
Argentina—0.7%
Tenaris S.A. ADR	12,100	$592

Brazil—9.4%
Companhia Vale do Rio Doce ADR	19,100	851
Cyrela Brazil Realty S.A.	33,600	417
Gerdau S.A. ADR	35,150	904
Localiza Rent A Car	50,300	567
Lojas Renner S.A.	39,700	747
Petroleo Brasileiro S.A. ADR	14,200	1,722
Rossi Residencial S.A.	42,800	907
Unibanco - Uniao de Bancos Brasileiros S.A. GDR	15,900	1,795

		7,910

China—13.9%
China Communications Construction Co., Ltd.	1,111,000	1,991
China Hongxing Sports Ltd.	3,652,000	2,153
China Infrastructure Machinery Holdings Ltd.	596,000	1,303
China Shenhua Energy Co., Ltd., Class H	295,300	1,021
Fibrechem Tech Ltd.	1,159,000	1,038
Guangzhou R&F Properties Co., Ltd.	104,800	322
Hengan International Group Co., Ltd.	298,000	1,060
Industrial & Commercial Bank of China	976,000	541
Nine Dragons Paper Holdings Ltd.	477,900	1,114
Tencent Holdings Ltd.	101,000	405
Tianjin Development Holdings	754,000	821

		11,769

Egypt—1.6%
Orascom Construction Industries GDR	10,130	1,339

Hong Kong—1.3%
Belle International Holdings Ltd. (b)	612,000	676
Samling Global Ltd. (b)	1,048,000	405

		1,081

India—2.3%
Reliance Industries Ltd. GDR (a)	14,753	1,246
Satyam Computer Services Ltd. ADR	27,700	686

		1,932

Indonesia—4.4%
PT Bakrie & Brothers Tbk. (b)	27,604,500	901
PT Bank Niaga Tbk.	6,784,500	615
PT Ciputra Surya Tbk.	3,625,000	475
PT Kawasan Industri Jababeka Tbk. (b)	26,099,500	621
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk.	262,500	189
PT United Tractors Tbk.	990,500	905

		3,706

Israel—1.0%
Nice Systems Ltd. ADR (b)	23,300	810

Malaysia—3.6%
Burniputra Commerce Holdings Bhd	418,700	1,418
IOI Corp.	531,300	802

	Shares	Value (000s)

Steppe Cement Ltd. (b)	70,091	$466
UEM World Bhd	294,700	323

		3,009

Mexico—6.0%
America Movil S.A. de C.V. ADR	25,160	1,558
Banco Compartamos S.A. de C.V. (b)	181,600	1,135
Cemex S.A. de C.V. ADR (b)	9,752	360
Consorcio ARA S.A. de C.V.	331,300	533
Corp GEO S.A. de C.V. (b)	103,400	568
Grupo Famsa S.A. (b)	160,800	938

		5,092

Peru—2.7%
Credicorp Ltd.	21,700	1,327
Southern Copper Corp.	9,800	924

		2,251

Philippines—4.0%
Aboitiz Equity Ventures, Inc.	666,000	121
Banco de Oro Universal Bank	475,600	714
Bank of the Philippine Islands	451,100	668
Filinvest Land, Inc. (b)	11,166,800	521
Megaworld Corp. (b)	7,885,400	682
Robinsons Land Corp.	1,527,300	644

		3,350

Poland—0.8%
Globe Trade Centre S.A. (b)	40,167	699

Russia—7.1%
Evraz Group S.A. GDR	41,971	1,721
LUKOIL ADR	10,400	792
OAO Gazprom ADR	19,324	808
Pharmstandard GDR (b)	32,100	539
Unified Energy System GDR (a)(b)	10,558	1,428
VTB Bank OJSC GDR (a)(b)	67,000	736

		6,024

Singapore—3.5%
Jiutian Chemical Group Ltd.	484,000	769
Midas Holdings Ltd.	423,000	576
Straits Asia Resources Ltd.	1,073,000	1,054
Yanlord Land Group Ltd.	265,000	545

		2,944

South Africa—6.2%
Exxaro Resources Ltd.	79,571	747
Grindrod Ltd.	239,840	746
Impala Platinum Holdings Ltd.	32,252	981
Kumba Iron Ore Ltd.	32,149	839
Naspers Ltd.	21,299	547
Sasol Ltd.	9,045	340
Wilson Bayly Holmes-Ovcon Ltd.	67,624	988

		5,188

South Korea—12.8%
Daelim Industrial Co.	4,291	638
Hyundai Engineering & Construction Co., Ltd. (b)	16,210	1,183
Hyunjin Materials Co., Ltd.	21,113	938
Industrial Bank of Korea	48,620	990
KIWOOM Securities Co., Ltd.	5,183	394
Korea Investment Holdings Co., Ltd.	17,640	1,204
Korea Zinc Co., Ltd.	4,975	845
LG Household & Health Care Ltd.	3,088	448
NHN Corp. (b)	5,076	924
Samsung Heavy Industries Co., Ltd.	19,570	956

	Shares	Value (000s)

Shinsegae Co., Ltd.	560	$364
STX Pan Ocean Co., Ltd.	1,432,000	1,910

		10,794

Taiwan—6.4%
Advanced Semi-conductor Engineering, Inc. (b)	435,943	593
ASE Test Ltd. (b)	53,600	754
Asustek Computer, Inc.	234,000	643
AU Optronics Corp. ADR	55,500	955
Catcher Technology Co., Ltd.	54,263	507
Cathay Financial Holding Co., Ltd.	220,203	526
Far Eastern Textile Co., Ltd.	433,600	444
Siliconware Precision Industries Co., Ltd.	468,306	999

		5,421

United States—1.8%
NII Holdings, Inc., Class B (b)	18,600	1,502

Total Common Stock (cost—$52,419)		75,413

PREFERRED STOCK—4.7%
Brazil—4.7%
All America Latina Logistica S.A., UNIT	77,800	1,065
Duratex S.A.	57,300	1,648
Lojas Americanas S.A.	5,400,000	431
Usinas Siderurgicas de Minas Gerais S.A.	14,400	821

Total Preferred Stock (cost—$2,888)		3,965

RIGHTS (b)—0.0%
South Korea—0.0%
KIWOOM Securities Co., Ltd. (cost—$0)	694	10

WARRANTS (b)—2.3%
	Units
India—2.3%
Merrill Lynch-Reliance Communications Ltd., Expires 1/25/11	73,680	936
Sterlite Industries India Ltd., Expires 6/14/10	69,444	998

Total Warrants (cost—$1,610)		1,934

	Principal Amount (000s)
Repurchase Agreement—9.0%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $7,617; collateralized by Fannie Mae 5.945%, due 6/7/27, valued at $7,766 including accrued interest (cost—$7,614)	$7,614	7,614

Total Investments (cost—$64,531) (c)—105.5%		88,936

Liabilities in excess of other assets—(5.5%)		(4,667)

Net Assets—100.0%		$84,269

06.30.07	Allianz Funds Annual Report	17

Schedule of Investments (cont.)

NACM Emerging Markets Opportunities Fund

June 30, 2007

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are considered to be illiquid.

(b) Non-income producing.

(c) Securities with an aggregate value of $50,128 representing 59.49% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
UNIT—More than one class of securities traded together.

18	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.2%
Brazil—1.2%
Unibanco - Uniao de Bancos Brasileiros S.A. GDR	5,200	$587

China—2.4%
AAC Acoustic Technology Holdings, Inc. (a)	348,000	392
China Mobile Ltd.	72,500	782

		1,174

Finland—1.1%
Outotec Oyj	10,425	572

France—6.2%
Alcatel S.A. ADR	34,600	484
AXA S.A.	19,480	837
Total S.A.	10,777	874
Veolia Environnement	11,100	872

		3,067

Germany—5.3%
Commerzbank AG	10,519	505
Continental AG	5,353	756
Henkel KGaA	12,873	615
Siemens AG	5,253	756

		2,632

Greece—0.8%
OPAP S.A.	11,480	406

Hong Kong—4.5%
Hang Lung Properties Ltd.	113,000	390
Hutchison Whampoa Ltd.	43,000	427
Jardine Matheson Holdings Ltd.	30,800	734
Kowloon Development Co., Ltd.	187,000	373
Melco International Development	194,000	288

		2,212

Indonesia—1.0%
PT Indosat Tbk.	666,500	479

Ireland—1.1%
Icon PLC ADR (a)	12,100	529

Italy—1.7%
Unicredito Italiano SpA	93,276	833

Japan—10.3%
Aichi Corp.	31,900	436
Asics Corp.	35,000	433
Chugai Pharmaceutical Co., Ltd.	18,800	338
Geo Corp.	156	264
Joint Corp.	16,800	527
Mitsubishi Tokyo Financial Group, Inc.	53	584
NGK Spark Plug Co., Ltd.	16,000	278
Nisshinbo Industries, Inc.	25,000	349
Nitori Co., Ltd.	9,200	459
Rakuten, Inc.	670	225
Sony Corp. ADR	14,300	735
Sumco Corp.	9,500	476

		5,104

Netherlands—3.5%
Koninklijke Ahold NV (a)	50,516	634
Koninklijke (Royal) Philips Electronics NV	13,897	589
Royal Numico NV	9,916	515

		1,738

South Korea—2.8%
Kookmin Bank	6,585	578
Osstem Implant Co., Ltd. (a)	8,173	385

	Shares	Value (000s)

Samsung Electronics Co., Ltd.	735	$449

		1,412

Spain—1.6%
Tecnicas Reunidas S.A.	11,849	796

Sweden—1.6%
Telefonaktiebolaget LM Ericsson, Class B	202,000	806

Switzerland—7.2%
Adecco S.A.	5,315	411
Credit Suisse Group	7,689	546
Nestle S.A.	2,235	849
Panalpina Welttransport Holding AG	1,922	406
Roche Holdings AG	4,786	848
Sika AG	250	508

		3,568

Taiwan—0.9%
United Microelectronics Corp. ADR	130,400	446

United Kingdom—8.1%
ARM Holdings PLC	218,250	639
IG Group Holdings PLC	105,678	624
International Power PLC	79,254	681
Reed Elsevier PLC	44,969	581
Standard Chartered PLC	28,632	934
Wellstream Holdings PLC (a)	62,880	538

		3,997

United States—35.9%
3M Co.	7,500	651
Abercrombie & Fitch Co., Class A	6,800	496
Affiliated Managers Group, Inc. (a)	4,500	579
Ansys, Inc. (a)	23,400	620
Apollo Investment Corp.	26,000	560
Apple, Inc. (a)	7,200	879
Assurant, Inc.	10,300	607
Boeing Co.	7,700	740
Cerner Corp. (a)	6,400	355
Corning, Inc. (a)	34,500	881
DaVita, Inc. (a)	6,100	329
Genzyme Corp. (a)	9,900	638
Helmerich & Payne, Inc.	21,800	772
Hess Corp.	14,000	825
ITT Industries, Inc.	8,400	574
Limited Brands, Inc.	18,800	516
Morgan Stanley	5,800	487
Occidental Petroleum Corp.	13,900	805
Oracle Corp. (a)	36,800	725
Praxair, Inc.	8,600	619
Psychiatric Solutions, Inc. (a)	15,300	555
QUALCOMM, Inc.	10,300	447
Spansion LLC (a)	37,900	421
Thermo Fisher Scientific, Inc. (a)	12,200	631
Volcom, Inc. (a)	15,700	787
Waters Corp. (a)	10,400	617
Wyeth	14,300	820
XTO Energy, Inc.	13,200	793

		17,729

Total Common Stock (cost—$42,076)		48,087

WARRANTS (a)—1.1%
	Units
Taiwan—1.1%
Merrill Lynch—Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (cost—$388)	63,880	551

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $733; collateralized by Fannie Mae 5.05%, due 4/28/15, valued at $749 including accrued interest (cost—$733)	$733	$733

Total Investments (cost—$43,197) (b)—99.8%		49,371

Other assets less liabilities—0.2%		80

Net Assets—100.0%		$49,451

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $25,303, representing 51.17% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	19

Schedule of Investments

NACM International Fund

June 30, 200

	Shares	Value (000s)

COMMON STOCK—98.4%
Australia—1.6%
Coca-Cola Amatil Ltd.	289,835	$2,340
David Jones Ltd.	441,761	2,081
OneSteel Ltd.	905,033	4,923
Pacific Brands Ltd.	855,183	2,497

		11,841

Austria—1.1%
RHI AG (a)	110,032	6,006
Voestalpine AG (b)	26,130	2,196

		8,202

Belgium—0.5%
Tessenderlo Chemie NV	60,617	3,699

China—0.6%
China Resources Power Holdings Co.	966,000	2,313
Lee & Man Paper Manufacturing Ltd.	712,000	1,972

		4,285

Denmark—0.2%
FLSmidth & Co. A/S	22,600	1,770

Finland—2.0%
Kesko Oyj	56,217	3,730
Outokumpu Oyj	324,200	10,904

		14,634

France—7.1%
Air France-KLM	49,120	2,286
BNP Paribas	120,308	14,291
Business Objects S.A. (a)	37,000	1,445
Credit Agricole S.A.	123,300	5,003
Peugeot S.A.	59,614	4,802
Renault S.A.	83,428	13,381
SEB S.A.	7,683	1,398
Total S.A.	120,926	9,804

		52,410

Germany—6.9%
Adidas AG	74,650	4,718
BASF AG	86,981	11,424
DaimlerChrysler AG	39,200	3,627
Deutsche Bank AG (b)	135,835	19,771
Salzgitter AG	9,332	1,806
ThyssenKrupp AG	161,537	9,621

		50,967

Greece—0.3%
National Bank of Greece S.A.	43,800	2,494

Hong Kong—2.2%
Cathay Pacific Airways Ltd.	2,226,000	5,536
Cheung Kong Ltd.	112,000	1,469
Foxconn International Holdings Ltd. (a)	766,000	2,185
Hang Lung Group Ltd.	465,000	2,100
Orient Overseas International Ltd.	510,500	4,932

		16,222

Ireland—0.7%
Anglo Irish Bank Corp. PLC	238,794	4,856

Italy—3.8%
Banca Popolare di Verona e Novara S.c.r.l. (b)	49,792	1,432
Banche Popolari Unite S.c.r.l.	413,449	10,509
Enel SpA	613,134	6,590
Eni SpA	150,982	5,474
Indesit Co. SpA	166,200	3,872

		27,877

	Shares	Value (000s)

Japan—24.3%
Brother Industries Ltd.	614,000	$9,016
Canon, Inc.	113,500	6,656
FUJIFILM Holdings Corp.	272,300	12,171
Hitachi Metals Ltd.	132,000	1,446
Itochu Corp.	1,092,000	12,645
Japan Radio Co., Ltd.	417,000	1,594
JFE Holdings, Inc.	49,300	3,064
KDDI Corp.	570	4,223
Kyowa Hakko Kogyo Co., Ltd.	145,000	1,368
Marubeni Corp.	1,553,000	12,775
Mitsui & Co., Ltd.	300,000	5,987
Mitsumi Electric Co., Ltd.	61,900	2,218
Nintendo Co., Ltd.	47,700	17,403
Nippon Chemi-Con Corp.	264,000	2,239
Nippon Steel Corp.	491,000	3,454
Nippon Suisan Kaisha Ltd.	259,900	1,665
Nippon Yusen KK (b)	1,314,000	12,051
Nipro Corp. (b)	700	15
NOK Corp.	72,300	1,526
Sony Corp. (b)	288,300	14,799
Star Micronics Co., Ltd.	85,000	2,268
Sumitomo Corp.	517,000	9,426
Sumitomo Metal Industries Ltd.	1,572,000	9,242
Taiyo Yuden Co., Ltd. (b)	344,000	7,957
TDK Corp.	54,200	5,246
Toyota Motor Corp.	307,000	19,361

		179,815

Netherlands—1.5%
Koninklijke (Royal) KPN NV	219,426	3,641
USG People NV (b)	155,463	7,294

		10,935

New Zealand—0.4%
Fletcher Building Ltd.	307,500	2,929

Norway—0.3%
Renewable Energy Corp. AS (a)(b)	64,000	2,479

Singapore—1.8%
Jardine Cycle & Carriage Ltd.	188,000	1,932
Singapore Airlines Ltd.	487,000	5,985
Venture Corp. Ltd.	296,000	3,034
Wing Tai Holdings Ltd.	793,000	2,065

		13,016

Spain—2.2%
ACS Actividades Construcciones y Servicios S.A.	104,010	6,613
Mapfre S.A.	1,259,035	6,230
Sacyr Vallehermoso S.A. (b)	31,827	1,527
Telefonica S.A. (b)	95,275	2,120

		16,490

Sweden—7.6%
Alfa Laval AB	62,200	3,748
Electrolux AB, Ser. B (b)	60,900	1,442
Hennes & Mauritz AB, Ser. B	225,350	13,324
Nordea Bank AB	215,400	3,364
Sandvik AB	182,300	3,674
SAS AB (a)	225,000	5,174
Skandinaviska Enskilda Banken AB, Class B	294,400	9,479
Ssab Svenskt Stal AB, Ser. A	47,700	1,949
Swedbank AB	47,600	1,720
Trelleborg AB	260,400	7,166
Volvo AB, Ser. B	159,850	3,178
Wihlborgs Fastigheter AB	107,800	1,901

		56,119

Switzerland—10.6%
Actelion Ltd. (a)(b)	101,672	4,528
Nestle S.A.	47,306	17,975

	Shares	Value (000s)

Roche Holdings AG	83,266	$14,754
Swatch Group AG	7,396	2,101
Swiss Reinsurance	192,844	17,587
Temenos Group AG (a)	181,472	4,368
Zurich Financial Services AG	55,905	17,282

		78,595

United Kingdom—22.7%
3i Group PLC	236,976	5,516
Alliance & Leicester PLC	261,395	5,779
Barclays PLC	853,267	11,871
BHP Billiton PLC	92,700	2,575
BT Group PLC	2,273,561	15,132
Cookson Group PLC	113,042	1,601
De La Rue PLC	233,390	3,631
Galiform PLC (a)	815,810	2,221
Game Group PLC	1,215,432	4,061
HBOS PLC	735,089	14,458
Imperial Tobacco Group PLC	88,805	4,094
Kazakhmys PLC	164,458	4,140
Lloyds TSB Group PLC	206,083	2,291
Michael Page International PLC	159,135	1,672
Next PLC	247,334	9,930
Old Mutual PLC	2,859,200	9,635
Reckitt Benckiser PLC	75,056	4,109
Royal Bank of Scotland Group PLC	844,167	10,681
Royal Dutch Shell PLC, Class A	182,763	7,440
Royal Dutch Shell PLC, Class B	512,217	21,352
Standard Life PLC	512,511	3,383
WM Morrison Supermarkets PLC	2,571,018	15,528
Xstrata PLC	105,880	6,304

		167,404

Total Common Stock (cost—$654,832)		727,039

SHORT-TERM INVESTMENTS—8.3%
Collateral Invested for Securities on Loan (d)—7.8%
Allianz Dresdner Daily Asset Fund (e)	57,531,534	57,532

	Principal Amount (000s)
Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $4,065; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $4,145 including accrued interest (cost—$4,063)	$4,063	4,063

Total Short Investments (cost—$61,595)—8.3%		61,595

Total Investments (cost—$716,427) (c)—106.7%		788,634

Liabilities in excess of other assets—(6.7%)		(49,855)

Net Assets—100.0%		$738,779

20	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

NACM International Fund

June 30, 2007

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $55,076; cash collateral of $57,532 was received with which the Fund purchased short-term investments.

(c) Securities with an aggregate value of $722,672, representing 97.82% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

(d) Security purchased with cash proceeds from security on loan.

(e) Affiliated fund.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	21

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.2%
Australia—9.5%
AMP Bank Ltd. (b)	490,754	$4,202
BHP Billiton Ltd. (b)	250,354	7,480
Commonwealth Bank of Australia (b)	110,155	5,153
CSL Ltd. (b)	84,445	6,286
Macquarie Bank Ltd. (b)	70,014	5,029
Rio Tinto Ltd. (b)	96,500	8,050
Westpac Capital Corp. (b)	240,425	5,221

		41,421

China—10.1%
China Communications Construction Co., Ltd.	2,983,000	5,345
China Hongxing Sports Ltd. (b)	15,897,000	9,370
China Infrastructure Machinery Holdings Ltd.	3,086,000	6,748
China Shenhua Energy Co., Ltd., Class H	1,544,900	5,341
Fibrechem Tech Ltd. (b)	3,860,000	3,456
Hengan International Group Co., Ltd.	1,182,000	4,203
Industrial & Commercial Bank of China	6,742,000	3,739
Nine Dragons Paper Holdings Ltd.	1,491,100	3,477
Tencent Holdings Ltd.	586,000	2,352

		44,031

Hong Kong—0.9%
Shangri-La Asia Ltd.	1,571,150	3,798

India—2.5%
Reliance Communications Ltd.	416,169	5,282
Sterlite Industries India Ltd.	391,762	5,640

		10,922

Indonesia—4.8%
PT Bakrie & Brothers Tbk. (a)	118,935,000	3,882
PT Bank Niaga Tbk.	37,095,000	3,363
PT Ciputra Surya Tbk.	19,497,000	2,554
PT Kawasan Industri Jababeka Tbk. (a)	175,432,000	4,175
PT Perusahaan Perkebunan London
Sumatra Indonesia Tbk.	2,413,000	1,734
PT United Tractors Tbk.	5,591,500	5,110

		20,818

Japan—50.1%
Amada Co., Ltd.	357,000	4,465
Denso Corp.	118,900	4,650
Haseko Corp. (a)(b)	925,500	2,737
Hitachi Construction Machinery Co., Ltd.	125,900	4,374
Ibiden Co., Ltd.	116,300	7,504
Inui Steamship Co., Ltd. (b)	330,400	4,255
Japan Steel Works Ltd. (b)	871,000	13,253
Kawasaki Heavy Industries Ltd. (b)	1,059,000	4,320
Kirin Brewery Co., Ltd.	245,000	3,665
KK DaVinci Advisors (a)(b)	3,705	3,234
Marubeni Corp.	879,000	7,231
Message Co., Ltd.	1,827	2,962
Mitsubishi Corp.	260,000	6,813
Mitsubishi Electric Corp.	550,000	5,095
Mitsubishi Heavy Industries Ltd.	832,000	5,329
Mitsubishi Rayon Co., Ltd.	322,000	2,294
Mitsubishi Tokyo Financial Group, Inc.	358	3,945

	Shares	Value (000s)

Mitsui & Co., Ltd.	316,000	$6,306
Mitsui Engineering & Shipbuilding Co., Ltd.	999,000	5,327
Mitsui Fudosan Co., Ltd.	97,000	2,719
Mizuho Financial Group, Inc.	688	4,753
Nikon Corp. (b)	125,000	3,481
Nintendo Co., Ltd.	27,200	9,924
Nippon Electric Glass Co., Ltd.	325,000	5,730
Nomura Holdings, Inc.	152,500	2,962
Nomura Research Institute Ltd.	116,600	3,430
Orix Corp. (b)	16,020	4,223
Sumco TechXIV Corp.	99,200	6,957
Sumitomo Corp.	284,500	5,187
Sumitomo Metal Industries Ltd.	1,091,000	6,414
Sumitomo Mitsui Financial Group, Inc.	218	2,032
Suzuki Motor Corp.	150,900	4,285
T&D Holdings, Inc.	46,400	3,134
Tadano Ltd. (b)	303,000	4,515
Taiheiyo Cement Corp.	913,000	4,038
Takeda Pharmaceutical Co., Ltd.	77,300	4,994
THK Co., Ltd.	124,700	3,123
Toho Titanium Co., Ltd. (b)	49,100	1,990
Tokuyama Corp.	383,000	4,979
Tokyu Land Corp.	782,000	8,315
Tokyu Livable, Inc. (b)	131,400	2,655
Toshiba Corp. (b)	273,000	2,379
Toyota Boshoku Corp.	179,900	4,547
Toyota Motor Corp.	221,400	13,963

		218,488

Malaysia—2.9%
Burniputra Commerce Holdings Bhd.	2,082,500	7,056
IOI Corp.	2,660,000	4,014
UEM World Bhd	1,571,300	1,722

		12,792

Philippines—3.4%
Aboitiz Equity Ventures, Inc.	4,811,000	874
Bank of the Philippine Islands	2,593,800	3,840
Filinvest Land, Inc. (a)	60,599,000	2,828
Megaworld Corp. (a)	45,237,200	3,911
Robinsons Land Corp.	8,326,700	3,512

		14,965

Singapore—7.1%
DBS Group Holdings Ltd.	268,000	3,993
Jiutian Chemical Group Ltd.	2,389,000	3,796
Midas Holdings Ltd.	2,438,000	3,320
Singapore Exchange Ltd.	1,186,000	7,609
Straits Asia Resources Ltd.	5,504,000	5,409
UOL Group Ltd.	1,009,000	3,836
Yanlord Land Group Ltd. (b)	1,342,000	2,758

		30,721

South Korea—4.3%
Hyunjin Materials Co., Ltd.	109,180	4,852
KIWOOM Securities Co., Ltd.	31,647	2,405
Korea Zinc Co., Ltd.	30,431	5,166
STX Pan Ocean Co., Ltd.	4,731,000	6,311

		18,734

Taiwan—1.6%
ASE Test Ltd. (a)	152,900	2,151
AU Optronics Corp. ADR (b)	288,400	4,961

		7,112

Total Common Stock (cost—$326,938)		423,802

	Shares	Value (000s)

RIGHTS (a)—0.0%
Korea—0.0%
KIWOOM Securities Co., Ltd. (cost—$0)	4,436	$64

SHORT-TERM INVESTMENTS—19.1%
Collateral Invested for Securities on Loan (c)—17.6%
Allianz Dresdner Daily Asset Fund (d)	76,530,305	76,530

	Principal Amount (000s)
Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $6,639; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $6,770 including accrued interest (cost—$6,636)	$6,636	6,636

Total Short Term Investments (cost—$83,166)		83,166

Total Investments (cost—$410,104) (e)—116.3%		507,032

Liabilities in excess of other assets—(16.3%)		(71,045)

Net Assets—100.0%		$435,987

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $72,770; cash collateral of $76,530 was received with which the Fund purchased short-term investments.

(c) Security purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $420,551, representing 96.46% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt

22	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ International Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—92.5%
Belgium—1.8%
Etablissements Delhaize Feres ET CIE ADR	90,000	$8,813

Bermuda—3.4%
Frontline Ltd. (b)	180,000	8,253
RenaissanceRe Holdings Ltd.	140,000	8,679

		16,932

Brazil—10.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR (b)	313,000	13,797
Companhia Vale do Rio Doce ADR (b)	200,000	8,910
Petroleo Brasileiro S.A. ADR (b)	120,000	14,552
Votorantim Celulose e Papel S.A. ADR	600,000	13,662

		50,921

Canada—10.6%
Agrium, Inc.	95,000	4,156
Canadian Pacific Railway Ltd. (b)	143,500	9,876
Fording Canadian Coal Trust, UNIT (b)	151,000	4,956
Magna International, Inc., Class A	108,000	9,827
Methanex Corp.	197,000	4,952
Petro-Canada	187,000	9,941
TransCanada Corp. (b)	280,000	9,635

		53,343

Cayman islands—1.1%
Seagate Technology, Inc.	250,000	5,442

China—4.7%
Aluminum Corp. of China Ltd. ADR (b)	230,200	9,830
Huaneng Power International, Inc. ADR (b)	100,000	4,645
Sinopec Shanghai Petrochemical Co., Ltd. ADR (b)	140,000	9,296

		23,771

Finland—0.8%
Metso Oyj ADR (b)	70,100	4,132

France—2.9%
AXA S.A. ADR (b)	343,000	14,763

Germany—5.0%
Deutsche Bank AG (b)	111,300	16,109
Siemens AG ADR	65,000	9,299

		25,408

Ireland—2.1%
Allied Irish Banks PLC ADR	190,000	10,442

Japan—4.1%
Canon, Inc. ADR	168,000	9,852
Nissan Motor Co., Ltd. ADR (b)	500,000	10,720

		20,572

Marshall Islands—0.9%
Teekay Shipping Corp.	80,000	4,633

Mexico—5.6%
Cemex S.A. de C.V. ADR (a)	265,000	9,778
Coca-Cola Femsa, S.A. de C.V. ADR (b)	200,000	8,856
Telefonos de Mexico S.A. de C.V. ADR	250,000	9,473

		28,107

	Shares	Value (000s)

Netherlands—3.9%
ING Groep NV ADR	448,000	$19,699

Norway—2.9%
Norsk Hydro ASA ADR (b)	375,000	14,351

Peru—0.9%
Compania de Minas Buenaventura s.A.u. ADR (b)	121,000	4,533

South Africa—1.9%
Sasol Ltd. ADR (b)	261,000	9,798

South Korea—11.3%
Korea Electric Power Corp. ADR	890,000	19,491
KT Corp. ADR	586,200	13,752
POSCO ADR (b)	115,000	13,800
SK Telecom Co., Ltd. ADR (b)	360,000	9,846

		56,889

Sweden—1.6%
Volvo AB ADR (b)	415,000	8,254

Taiwan—3.6%
AU Optronics Corp. ADR (b)	220,000	3,784
Siliconware Precision Industries Co. ADR (b)	1,300,000	14,300

		18,084

United Kingdom—13.3%
British American Tobacco PLC ADR (b)	140,000	9,680
Diageo PLC ADR	59,400	4,949
GlaxoSmithKline PLC ADR	230,000	12,045
HSBC Holdings PLC ADR (b)	161,000	14,775
Imperial Chemical Industries PLC ADR	99,000	4,903
Unilever PLC ADR	275,000	8,871
United Utilities PLC ADR (b)	420,000	11,854

		67,077

Total Common Stock (cost—$399,714)		465,964

PREFERRED STOCK—1.8%
Colombia—1.8%

BanColombia S.A. ADR (cost—$8,108)	281,000	9,225

SHORT-TERM INVESTMENTS—39.0%
Collateral Invested for Securities on Loan (c)—28.1%
Allianz Dresdner Daily Asset Fund (d)	141,488,949	141,489

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—10.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $54,848; collateralized by Freddie Mac 5.80%, due 4/23/14, valued at $55,925 including accrued interest (cost—$54,826)	$54,826	$54,826

Total Short Term Investments (cost—$196,315)		196,315

Total Investments (cost—$604,137)—133.3%		671,504

Liabilities in excess of other assets—(33.3%)		(167,904)

Net Assets—100.0%		$503,600

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $139,612; cash collateral of $143,595 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	23

Schedule of Investments

RCM Biotechnology Fund

June 30, 2007

	Shares	Value (000s)
COMMON STOCK—96.4%
Biotechnology—6.7%
Cardiome Pharma Corp. (b)	65,270	$601
Endo Pharmaceuticals Holdings, Inc. (b)	34,320	1,175
Pharmaceutical Product Development, Inc.	36,000	1,377
Pozen, Inc. (b)(c)	8,200	148
Shire Pharmaceuticals Group PLC ADR (c)	43,970	3,260
Teva Pharmaceutical Industries Ltd. ADR	28,760	1,186

		7,747

Healthcare—89.7%
Abbott Laboratories	44,900	2,404
Advanced Magnetics, Inc. (b)(c)	19,250	1,120
Alexion Pharmaceuticals, Inc. (b)(c)	70,420	3,173
Amgen, Inc. (b)	65,000	3,594
Amylin Pharmaceuticals, Inc. (a)(b)	38,850	1,599
Applera Corp.—Celera Genomics Group (b)	48,510	601
Biogen Idec, Inc. (b)	115,300	6,169
BioMarin Pharmaceutical, Inc. (b)(c)	75,030	1,346
BioMimetic Therapeutics, Inc. (b)	63,770	997
Cardinal Health, Inc.	17,600	1,243
Celgene Corp. (b)(c)	255,395	14,642
Cephalon, Inc. (b)(c)	24,890	2,001
Charles River Laboratories International, Inc. (b)(c)	29,350	1,515
Cubist Pharmaceuticals, Inc. (b)(c)	27,480	542
Cytyc Corp. (b)	29,660	1,279
Exelixis, Inc. (b)	27,800	336
Gen-Probe, Inc. (b)	42,500	2,568
Genzyme Corp. (b)	192,205	12,378
Gilead Sciences, Inc. (a)(b)	215,190	8,343
Hologic, Inc. (b)(c)	22,200	1,228
Human Genome Sciences, Inc. (b)(c)	332,930	2,970
InterMune, Inc. (b)(c)	12,400	322
Keryx Biopharmaceuticals, Inc. (b)	209,000	2,042
Kosan Biosciences, Inc. (b)	39,850	208
Medarex, Inc. (b)(c)	149,210	2,132
Medicines Co. (b)	30,700	541
Merck & Co., Inc.	48,000	2,390
MGI Pharma, Inc. (b)	103,500	2,315
Myriad Genetics, Inc. (b)(c)	33,000	1,227
Panacos Pharmaceuticals, Inc. (b)(c)	276,820	894
PDL BioPharma, Inc. (b)(c)	129,500	3,017
Progenics Pharmaceuticals, Inc. (b)(c)	78,910	1,702
Schering-Plough Corp.	78,000	2,374
Sepracor, Inc. (b)	20,956	860
Theravance, Inc. (b)	71,100	2,275
United Therapeutics Corp. (b)(c)	63,820	4,069
Vertex Pharmaceuticals, Inc. (b)	101,220	2,891
Xtent, Inc. (b)(c)	31,678	317
Zimmer Holdings, Inc. (b)	14,225	1,208
Zymogenetics, Inc. (b)(c)	161,470	2,359

		103,191

Total Common Stock (cost—$97,514)		110,938

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—36.1%
Collateral Invested for Securities on Loan (d)—30.7%
Allianz Dresdner Daily Asset Fund (e)	32,384,688	$32,385

	Principal Amount (000s)
Bayerische Landesbank, 5.38% due 2/24/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2, 5.37% due 9/15/07, FRN (f)	2,000	2,000

		35,385

Repurchase Agreement—5.4%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $6,184; collateralized by Fannie Mae 5.05%, due 4/28/15, valued at $6,308 including accrued interest (cost—$6,181)	6,181	6,181

Total Short-Term Investments (cost—$41,566)		41,566

OPTIONS PURCHASED (b)—0.3%
	Contracts
Put Options—0.3%
Amylin Pharmaceuticals, Inc. (CBOE) strike price $35, expires 1/19/08	388	103
Trimeris, Inc. (CBOE) strike price $12.50, expires 1/17/09	390	222

Total Options Purchased (cost—$248)		325

Total Investments before options written (cost—$139,328)—132.8%		152,829

OPTIONS WRITTEN (b)—(0.0%)
Call Options—(0.0)%
Amylin Pharmaceuticals, Inc. (CBOE) strike price $60, expires 1/19/08 (premiums received—$38)	388	(42)

Total Investments net of options written (cost—$139,290)—132.8%		152,787

Other liabilities in excess of other assets—(32.8%)		(37,715)

Net Assets—100.0%		$115,072

Notes to Schedule of Investments (amounts in thousands):
(a) All of partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $31,221; cash collateral of $35,377 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

24	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Resources Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—95.2%
Australia—3.0%
BHP Billiton Ltd.	11,700	$350
Rio Tinto Ltd.	2,244	187

		537

Brazil—0.9%
Companhia Vale do Rio Doce ADR	3,560	159

Canada—10.8%
Alcan, Inc.	1,930	158
Cameco Corp.	3,118	158
Canadian Natural Resources Ltd.	10,370	689
Suncor Energy, Inc.	6,898	622
Teck Cominco Ltd.	3,800	161
Uranium One, Inc. (a)	13,220	168

		1,956

Cayman Islands—1.5%
JA Solar Holdings Co., Ltd. ADR (a)	7,989	269

China—1.2%
Trina Solar Ltd. ADR (a)	4,100	211

Denmark—1.4%
Vestas Wind Systems A/S (a)	4,000	263

France—4.0%
Companie Generale de Geophysique S.A. (a)	1,650	412
EDF Energies Nouvelles S.A.	4,700	307

		719

Netherlands—2.0%
Core Laboratories NV (a)	3,660	372

Norway—1.9%
Prosafe ASA	21,600	345

United Kingdom—3.6%
Rio Tinto PLC	2,425	185
Vedanta Resources PLC	8,000	258
Xstrata PLC	3,540	211

		654

United States—64.9%
Air Products & Chemicals, Inc.	3,385	272
Alcoa, Inc.	3,990	162
Allegheny Technologies, Inc.	2,045	214
Arena Resources, Inc. (a)	6,180	359
Cameron International Corp. (a)	3,510	251
Carrizo Oil & Gas, Inc. (a)	4,450	185
Devon Energy Corp.	3,345	262
Diamond Offshore Drilling, Inc.	3,860	392
Ecolab, Inc.	6,055	259
ENSCO International, Inc.	2,370	145
EOG Resources, Inc.	4,440	324
Exxon Mobil Corp.	5,900	495
First Solar, Inc. (a)	3,049	272
Freeport-McMoRan Copper & Gold, Inc., Class B	3,190	264
Goodrich Petroleum Corp. (a)	8,350	289
Grant Prideco, Inc. (a)	4,750	256
Marathon Oil Corp.	7,420	445
Monsanto Co.	4,350	294
National-Oilwell Varco, Inc. (a)	7,705	803
Noble Corp.	4,705	459
Noble Energy, Inc.	2,500	156
Occidental Petroleum Corp.	12,120	701
Pride International, Inc. (a)	6,050	227
Schlumberger Ltd.	7,840	666
Smith International, Inc.	4,200	246
Southwestern Energy Co. (a)	12,500	556
Sunoco, Inc.	3,125	249
Sunpower Corp. (a)	4,500	284

	Shares	Value (000s)

Transocean, Inc. (a)	4,145	$439
Ultra Petroleum Corp. (a)	5,105	282
Valero Energy Corp.	3,125	231
Weatherford International Ltd. (a)	10,160	561
XTO Energy, Inc.	8,140	489
Zoltek Cos., Inc. (a)	6,900	287

		11,776

Total Common Stock (cost—$13,169)		17,261

	Principal Amount (000s)
Repurchase Agreement—5.6%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $1,011; collateralized by Fannie Mae 5.55%, due 7/10/28, valued at $1,035 including accrued interest (cost—$1,011)	$1,011	1,011

Total Investments (cost—$14,180) (b)—100.8%		18,272

Liabilities in excess of other assets—(0.8%)		(144)

Net Assets—100.0%		$18,128

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $2,518, representing 13.89% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	25

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—96.8%
Austria—1.1%
Sparkassen Immobilien AG (a)	153,365	$2,184
Warimpex Finanz und Beteiligungs AG	78,515	1,125

		3,309

Bermuda—1.5%
Central European Media Enterprises Ltd., Class A (a)	20,540	2,004
Fibrechem Tech Ltd.	2,972,000	2,661

		4,665

Brazil—0.4%
Metalfrio Solutions S.A. (a)	74,600	1,048

Canada—0.8%
WestJet Airlines Ltd. (a)	170,390	2,550

Cayman Islands—1.1%
EganaGoldpfeil Holdings Ltd.	3,938,305	3,444

Denmark—0.9%
SimCorp A/S	11,845	2,827

Estonia—3.0%
Baltika AS	242,940	2,572
Olympic Entertainment Group AS	540,824	4,372
Tallink Group Ltd. (a)	1,225,230	2,387

		9,331

Finland—1.7%
Outotec Oyj	51,555	2,829
Yit Corp.	72,515	2,276

		5,105

France—5.7%
Boursorama (a)	147,045	2,551
Companie Generale de Geophysique S.A. (a)	8,935	2,230
Kaufman & Broad S.A.	33,160	2,566
Neopost S.A.	16,790	2,457
Pierre & Vacances	13,020	1,983
SR Teleperformance	59,523	2,577
Wavecom S.A. (a)	93,841	3,306

		17,670

Germany—4.5%
Cenit AG Systemhaus (b)	112,565	1,813
D+S europe AG (a)	105,545	1,482
Douglas Holding AG (b)	35,000	2,281
Sixt AG (b)	42,680	2,620
Software AG	32,675	3,190
Technotrans AG	80,020	2,594

		13,980

Greece—1.5%
Forthnet S.A. (a)	147,260	1,954
JUMBO S.A.	77,155	2,668

		4,622

Ireland—1.7%
C&C Group PLC	196,945	2,646
CPL Resources PLC	273,850	2,659

		5,305

Italy—2.9%
Azimut Holding SpA	147,985	2,527
Mariella Burani SpA	70,560	2,458
Piaggio & Co. SpA	452,345	2,248
Tod’s SpA (b)	20,100	1,794

		9,027

	Shares	Value (000s)

Japan—8.7%
A&D Co., Ltd. (b)	74,570	$1,269
Air Water, Inc.	113,605	1,191
Ardepro Co., Ltd. (b)	4,681	1,459
Asahi Intecc Co., Ltd. (b)	69,910	1,422
Asahi Soft Drinks Co., Ltd.	81,565	1,206
Iwatani International Corp. (b)	641,675	1,831
Musashino Bank Ltd.	39,520	1,922
Nachi-Fujikoshi Corp. (b)	352,470	1,810
Nifco, Inc.	86,120	1,883
Nippon Seiki Co., Ltd.	107,780	2,407
Park24 Co., Ltd. (b)	80,105	804
Sankyu, Inc. (b)	359,265	1,757
Sasebo Heavy Industries Co., Ltd. (b)	342,760	1,736
Sumitomo Titanium Corp. (b)	16,605	1,550
Tokai Carbon Co., Ltd. (b)	313,630	2,934
Village Vanguard Co., Ltd. (b)	392	1,855

		27,036

Korea—0.4%
Dongbu Securities Co., Ltd.	70,010	1,294

Malaysia—2.0%
CB Industrial Product Holding Bhd	2,110,925	3,399
Malaysian Resources Corp. Bhd (a)	1,629,315	1,279
TA Enterprise Bhd	2,853,150	1,468

		6,146

Mexico—1.7%
Alsea S.A.B. de C.V.	1,285,580	2,261
Corp GEO S.A. de C.V. (a)	532,235	2,924

		5,185

Netherlands—3.1%
Core Laboratories NV (a)	12,683	1,290
Nutreco Holding NV	30,871	2,250
USG People NV (b)	62,045	2,911
Wavin NV	134,938	3,232

		9,683

Norway—1.3%
Acta Holding ASA	317,230	1,656
Prosafe ASA (b)	139,725	2,234

		3,890

Panama—0.7%
Copa Holdings S.A.	33,550	2,256

Portugal—1.4%
Teixeira Duarte—Engenharia Construcoes S.A.	773,470	4,232

Russia—1.5%
OAO Pharmacy Chain 36.6 (a)	31,365	2,862
Seventh Continent	70,855	1,875

		4,737

Singapore—0.9%
Cosco Corp. Singapore Ltd.	1,180,720	2,884

South Africa—0.6%
Truworths International Ltd.	356,850	1,836

South Korea—2.0%
MegaStudy Co., Ltd.	20,490	3,984
Meritz Fire & Marine Insurance Co., Ltd.	217,150	2,117

		6,101

Spain—0.7%
Bolsas y Mercados Espanoles	37,820	2,208

	Shares	Value (000s)

Sweden—0.8%
Nobia AB (b)	189,515	$2,360

Switzerland—6.8%
Bank Sarasin & Cie AG	549	2,335
Belimo Holding AG	1,573	1,688
Georg Fischer AG (a)	3,807	2,873
Gurit Holding AG	1,340	1,733
Jelmoli Holding AG	760	2,662
Lindt & Spruengli AG	80	2,371
St. Galler Kantonalbank (a)	4,935	2,446
Winterthur Technologie AG	30,060	1,956
Zehnder Group AG	1,197	2,908

		20,972

United Kingdom—5.2%
Aberdeen Asset Management PLC	426,335	1,668
Carillion PLC	359,705	2,899
Interserve PLC	274,355	2,610
Restaurant Group PLC	384,595	2,537
Southern Cross Healthcare Ltd.	219,270	2,483
Speedy Hire PLC	95,185	2,262
Wellstream Holdings PLC (a)	202,565	1,734

		16,193

United States—32.2%
Affiliated Managers Group, Inc. (a)(b)	27,620	3,556
AMN Healthcare Services, Inc. (a)	73,370	1,614
Anixter International, Inc. (a)(b)	26,840	2,019
Applebee’s International, Inc.	64,300	1,550
Arena Resources, Inc. (a)(b)	39,900	2,319
BE Aerospace, Inc. (a)	75,930	3,136
Central European Distribution Corp. (a)(b)	61,630	2,134
Children’s Place Retail Stores, Inc. (a)	29,780	1,538
CROCS, Inc. (a)(b)	118,520	5,100
Dobson Communications Corp. (a)(b)	162,270	1,803
Energy Conversion Devices, Inc. (a)(b)	20,990	647
FormFactor, Inc. (a)	54,820	2,100
Geo Group, Inc. (a)(b)	73,220	2,131
GFI Group, Inc. (a)(b)	27,010	1,958
GMX Resources, Inc. (a)(b)	30,180	1,044
Golden Telecom, Inc. (b)	34,760	1,912
Hansen Natural Corp. (a)(b)	50,430	2,167
Heico Corp.	52,230	1,836
Hibbett Sports, Inc. (a)	47,500	1,300
Iconix Brand Group, Inc. (a)(b)	100,650	2,236
Immucor, Inc. (a)(b)	41,650	1,165
Internap Network Services Corp. (a)(b)	68,520	988
inVentiv Health, Inc. (a)	37,280	1,365
Inverness Med Innovations, Inc. (a)(b)	59,880	3,055
Jones Lang LaSalle, Inc. (b)	18,300	2,077
Knoll, Inc.	102,200	2,289
Knot, Inc. (a)(b)	60,600	1,223
Life Time Fitness, Inc. (a)(b)	39,540	2,105
Live Nations, Inc. (a)	81,550	1,825
Men’s Wearhouse, Inc.	34,670	1,771
MICROS Systems, Inc. (a)(b)	38,930	2,118
NewStar Financial, Inc. (a)(b)	97,470	1,387
NexCen Brands, Inc. (a)	145,990	1,626
Nuance Communications, Inc. (a)(b)	111,520	1,866
NutriSystem, Inc. (a)(b)	29,070	2,030
Old Dominion Freight Line, Inc. (a)	66,930	2,018
OptionsXpress Holding, Inc. (b)	79,810	2,048

26	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

June 30, 2007

	Shares	Value (000s)

PrivateBancorp, Inc. (b)	39,080	$1,125
PSS World Medical, Inc. (a)(b)	68,710	1,252
Psychiatric Solutions, Inc. (a)(b)	61,630	2,235
Radiation Therapy Services, Inc. (a)(b)	44,780	1,179
Redwood Trust, Inc., REIT (b)	26,600	1,287
Ruth’s Chris Steak House (a)	75,190	1,277
Signature Bank & Trust (a)	53,920	1,839
Spartan Motors, Inc. (b)	44,955	765
Superior Energy Services (a)	48,790	1,948
Syntel, Inc.	55,880	1,698
Transaction Systems Architects, Inc. (a)	49,710	1,673
United Natural Foods, Inc. (a)(b)	46,530	1,237
Varian Semi-conductor Equipment Associates, Inc. (a)	65,325	2,617
Virginia Commerce Bancorp (a)(b)	76,270	1,290
Volcom, Inc. (a)(b)	47,860	2,399
World Fuel Services Corp.	35,950	1,512
Zumiez, Inc. (a)(b)	37,200	1,405

		99,794

Total Common Stock (cost—$234,308)		299,690

SHORT-TERM INVESTMENTS—30.8%
Collateral Invested for Securities on Loan (c)—27.0%
Allianz Dresdner Daily Asset Fund (d)	83,652,932	83,653

	Principal Amount (000s)
Repurchase Agreement—3.8%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $11,828; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $213 including accrued interest; and Fannie Mae, 5.05%, due 4/28/15, valued at $11,853 including accrued interest (cost—$11,823)	$11,823	11,823

Total Short Term Investments (cost—$95,476)		95,476

Total Investments (cost—$329,784) (e)—127.6%		395,166

Liabilities in excess of other assets—(27.6%)		(85,506)

Net Assets—100.0%		$309,660

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $80,654; cash collateral of $83,653 was received with which the Fund purchased short-term investments.

(c) Securities purchase with cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $177,732 representing 57.40% of net assets, have been fair-valued utilizing modeling tools provided by a third-party vendor.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	27

Schedule of Investments

RCM Healthcare Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.1%
Consumer Discretionary—2.8%
CVS Corp.	68,500	$2,497

Healthcare—89.8%
Abbott Laboratories (a)	90,950	4,870
Alexion Pharmaceuticals, Inc. (b)(c)	21,130	952
Allergan, Inc.	31,900	1,839
Amylin Pharmaceuticals, Inc. (a)(b)	18,695	769
Applera Corp.—Celera Genomics Group (b)	19,290	239
BioMimetic Therapeutics, Inc. (b)(c)	36,145	565
Cardinal Health, Inc.	85,000	6,004
Celgene Corp. (b)	26,635	1,527
Cephalon, Inc. (b)(c)	11,890	956
Community Health Systems, Inc. (b)	81,045	3,278
Covance, Inc. (b)	23,355	1,601
Coventry Health Care, Inc. (b)	23,705	1,367
Cytyc Corp. (b)	22,265	960
Eli Lilly & Co.	46,320	2,588
Endo Pharmaceuticals Holdings, Inc. (b)	26,805	917
Express Scripts, Inc. (b)	47,460	2,373
Gen-Probe, Inc. (b)	13,800	834
Genzyme Corp. (b)	31,365	2,020
Gilead Sciences, Inc. (b)	51,920	2,013
Hologic, Inc. (b)(c)	17,420	963
Human Genome Sciences, Inc. (b)(c)	21,500	192
Kyphon, Inc. (b)(c)	31,720	1,527
Medco Health Solutions, Inc. (b)	37,010	2,886
Medtronic, Inc. (a)	89,540	4,644
Merck & Co., Inc.	112,200	5,588
Nobel Biocare Holding AG	2,270	741
Northstar Neuroscience, Inc. (b)(c)	29,230	340
NuVasive, Inc. (b)	23,145	625
Pharmaceutical Product Development, Inc.	40,105	1,535
Schering-Plough Corp.	156,600	4,767
Shire Pharmaceuticals Group PLC ADR (c)	30,940	2,294
St. Jude Medical, Inc. (b)	24,825	1,030
Stryker Corp. (c)	42,155	2,660
Teva Pharmaceutical Industries Ltd. ADR	21,670	894
Theravance, Inc. (b)	38,035	1,217
United Therapeutics Corp. (b)(c)	57,100	3,641
WellPoint, Inc. (b)	29,800	2,379
Wyeth (a)	58,965	3,381
Xtent, Inc. (b)(c)	50,273	503
Zimmer Holdings, Inc. (b)	30,730	2,609

		80,088

Technology—4.5%
Thermo Fisher Scientific, Inc. (b)(c)	77,045	3,985

Total Common Stock (cost—$82,040)		86,570

SHORT-TERM INVESTMENTS—16.9%
Collateral Invested for Securities on Loan (d)—14.0%
Allianz Dresdner Daily
Asset Fund (e)	11,520,881	11,521

	Principal Amount (000s)	Value (000s)

Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (f)	$1,000	$1,000

		12,521

Repurchase Agreement—2.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $2,566; collateralized by Federal Home Loan Bank, 5.857%, due 3/2/17, valued at $2,618 including accrued interest (cost—$2,565)	2,565	2,565

Total Short-Term Investments (cost—$15,086)		15,086

OPTIONS PURCHASED (b)—0.7%
	Contracts
Call Options—0.3%
Genetech, Inc. (CBOE)
strike price $70, expires 7/21/07	304	186
Medtronic, Inc. (CBOE)
strike price $50, expires 7/21/07	316	77

		263

Put Options—0.4%
Amylin Pharmaceuticals, Inc. (CBOE)
strike price $35, expires 1/19/08	186	49
Medtronic, Inc. (CBOE)
strike price $50, expires 7/21/07	1,525	91
strike price $52.50, expires 7/21/07	897	157
United Therapeutics Corp. (CBOE)
strike price $60, expires 8/18/07	571	49

		346

Total Options Purchased (cost—$597)		609

Total Investments before options written (cost—$97,723)—114.7%		102,265

OPTIONS WRITTEN (b)—(0.0)%
Call Options—(0.0)%
Amylin Pharmaceuticals, Inc. strike price $60, expires 1/19/08 (premiums received—$18)	186	(21)

Total Investments net of options written (cost—$97,705) (g)—114.7%		102,244

Other liabilities in excess of other assets—(14.7%)		(13,074)

Net Assets—100.0%		$89,170

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $12,185; cash collateral of $12,519 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these are not considered to be illiquid.

(g) Securities with an aggregate value of $741, representing 0.83% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

28	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.1%
Australia—2.1%
Brambles Ltd. (a)	83,325	$859
Westpac Capital Corp.	50,000	1,086

		1,945

Canada—0.8%
Canadian Natural Resources Ltd.	10,700	711

Finland—0.9%
Outotec Oyj	14,700	807

France—11.8%
Accor S.A.	9,425	833
Arkema (a)	555	36
Companie Generale de Geophysique S.A. (a)	4,194	1,047
Groupe Danone	16,500	1,333
Ipsen	26,500	1,360
L’Oreal S.A.	11,500	1,359
Pinault-Printemps-Redoute S.A.	7,370	1,285
Schneider Electric S.A.	8,202	1,149
Total S.A.	18,500	1,500
Vinci S.A.	14,800	1,105

		11,007

Germany—11.3%
BAYER AG	22,594	1,711
Commerzbank AG	24,000	1,153
Continental AG	8,000	1,129
Hypo Real Estate Holding AG	16,500	1,070
Merck KGaA (b)	9,500	1,309
SAP AG	33,604	1,728
Siemens AG	16,500	2,374

		10,474

Greece—1.0%
National Bank of Greece S.A.	16,800	957

Hong Kong—3.3%
Cheung Kong Ltd.	72,000	945
CNOOC Ltd.	950,000	1,079
Li & Fung Ltd.	285,800	1,032

		3,056

Italy—3.3%
Banca Popolare di Verona e
Novara S.c.r.l. (b)	40,000	1,150
Unicredito Italiano SpA	214,675	1,917

		3,067

Japan—20.6%
Asahi Glass Co., Ltd.	63,000	849
Canon, Inc.	19,300	1,132
East Japan Railway Co.	155	1,194
Fanuc Ltd.	10,800	1,115
Ibiden Co., Ltd.	15,400	994
Joyo Bank Ltd.	168,000	1,044
Kuraray Co., Ltd.	71,000	832
Mitsubishi Tokyo Financial Group, Inc.	111	1,223
Mitsui Fudosan Co., Ltd.	37,000	1,037
Nintendo Co., Ltd.	5,000	1,824
Nissan Motor Co., Ltd.	131,700	1,410
NTT Data Corp.	234	1,110
Resona Holdings, Inc. (b)	340	812
Sharp Corp.	44,000	834
SMC Corp.	4,600	612
Sumitomo Mitsui Financial Group, Inc.	149	1,389
T&D Holdings, Inc.	12,500	844
Takeda Pharmaceutical Co., Ltd.	15,100	976

		19,231

	Shares	Value (000s)
Jersey, Channel Islands—1.1%
Experian Group Ltd.	85,000	$1,070

Netherlands—5.4%
ABN AMRO Holding NV	16,100	738
ING Groep NV	24,802	1,092
Koninklijke (Royal) KPN NV	81,407	1,350
Royal Numico NV	35,850	1,863

		5,043

Norway—1.9%
Statoil ASA	57,950	1,798

Singapore—1.0%
SembCorp Industries Ltd.	248,520	926

South Korea—1.2%
Samsung Electronics Co., Ltd.	1,730	1,058

Sweden—3.9%
Atlas Copco AB	58,600	976
Hennes & Mauritz AB, Ser. B	20,300	1,200
Telefonaktiebolaget LM Ericsson, Class B	374,500	1,494

		3,670

Switzerland—12.0%
ABB Ltd.	81,000	1,826
Credit Suisse Group	21,693	1,540
Holcim Ltd.	10,600	1,145
Lonza Group AG	10,700	982
Novartis AG	37,400	2,100
Roche Holdings AG	13,130	2,326
Zurich Financial Services AG	4,000	1,236

		11,155

United Kingdom—16.5%
Barclays PLC	92,092	1,281
BHP Billiton PLC	114,450	3,179
Diageo PLC	54,012	1,123
Prudential PLC	116,000	1,651
Reckitt Benckiser PLC	27,125	1,485
Serco Group PLC	96,600	871
Shire PLC	41,074	1,014
Smith & Nephew PLC	80,000	991
Vodafone Group PLC	433,097	1,451
Xstrata PLC	39,605	2,358

		15,404

Total Common Stock (cost—$70,469)		91,379

PREFERRED STOCK—1.9%
Germany—1.9%
Henkel KGaA (cost—$1,561)	32,640	1,723

	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—3.2%
Canadian Imperial Bank, 5.313% due 7/2/07 (cost—$3,027)	$3,027	3,027

Total Investments (cost—$75,057) (d)—103.2%		96,129

Liabilities in excess of other assets—(3.2%)		(2,937)

Net Assets—100.0%		$93,192

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $2,911; cash collateral of $3,007 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Securities with an aggregate value of $92,391, representing 99.14% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	29

Schedule of Investments

RCM Technology Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—83.6%
Capital Goods—2.3%
ABB Ltd.	1,248,000	$28,140

Chemicals—3.1%
Monsanto Co. (b)	298,290	20,146
Wacker Chemie AG	73,600	17,335

		37,481

Communications—2.4%
Focus Media Holding Ltd. ADR (c)(d)	566,355	28,601

Consumer Discretionary—5.7%
GameStop Corp., Class A (c)	135,395	5,294
Nintendo Co., Ltd.	174,298	63,591

		68,885

Consumer Staples—1.3%
Orkla ASA (d)	824,000	15,536

Energy—8.2%
Cameron International Corp. (c)(d)	140,985	10,076
First Solar, Inc. (c)(d)	223,495	19,956
National-Oilwell Varco, Inc. (c)	61,000	6,359
Q-Cells AG (c)	142,000	12,249
Renewable Energy Corp. AS (c)(d)	507,000	19,635
Schlumberger Ltd.	78,990	6,709
Sunpower Corp. (c)(d)	289,960	18,282
Suntech Power Holdings Co., Ltd. ADR (c)(d)	162,450	5,925

		99,191

Technology—51.0%
Activision, Inc. (b)(c)	981,220	18,319
Analog Devices, Inc. (b)	167,120	6,290
Apple, Inc. (b)(c)	217,175	26,504
Autodesk, Inc. (b)(c)	531,800	25,037
Baidu.com ADR (c)(d)	122,800	20,628
Cerner Corp. (b)(c)(d)	460,270	25,531
Chartered Semi-conductor Manufacturing Ltd. (c)(d)	26,622,134	23,415
Comverse Technology, Inc. (b)(c)	593,940	12,384
Corning, Inc. (c)	743,020	18,984
Ctrip.com International Ltd. ADR	238,515	18,754
Dolby Laboratories, Inc. (c)	311,045	11,014
EMC Corp. (b)(c)	1,092,030	19,766
Energy Conversion Devices, Inc. (c)(d)	1,000	31
FormFactor, Inc. (c)	1,000	38
Foundry Networks, Inc. (b)(c)	1,683,115	28,041
Google, Inc., Class A (b)(c)	61,065	31,960
Infineon Technologies AG (c)	1,508,350	25,053
Intel Corp. (b)	2,112,525	50,194
International Rectifier Corp. (c)	1,000	37
Juniper Networks, Inc. (c)(d)	616,670	15,522
Maxim Integrated Products, Inc.	75,835	2,534
McAfee, Inc. (b)(c)	662,560	23,322
MEMC Electronic Materials, Inc. (b)(c)	146,645	8,963
National Semiconductor Corp. (d)	433,480	12,255
Network Appliance, Inc. (c)	1,000	29
NVIDIA Corp. (b)(c)	1,098,835	45,393

	Shares	Value (000s)

ON Semi-conductor Corp. (c)(d)	1,444,325	$15,483
QUALCOMM, Inc. (b)	82,250	3,569
Red Hat, Inc. (c)(d)	1,000	22
Research In Motion Ltd. (c)	72,995	14,516
Riverbed Technology, Inc. (c)(d)	420,135	18,410
Salesforce.com, Inc. (c)(d)	512,682	21,974
SanDisk Corp. (c)(d)	301,295	14,745
SINA Corp. (c)	155,000	6,488
Telefonaktiebolaget LM Ericsson ADR	1,000	40
Tencent Holdings Ltd.	7,454,960	29,921
Texas Instruments, Inc.	72,295	2,721
THQ, Inc. (c)(d)	545,000	16,633
Varian Semi-conductor Equipment Associates., Inc. (c)	1,500	60

		614,580

Telecommunications—9.6%
Alcatel S.A. (d)	1,163,000	16,268
Amdocs Ltd. (c)	1,000	40
Bharti Airtel Ltd. (c)	740,195	15,206
Cisco Systems, Inc. (b)(c)	227,505	6,336
Level 3 Communications, Inc. (c)(d)	1,067,043	6,242
NII Holdings, Inc., Class B (b)(c)	668,520	53,976
Nokia Corp. ADR	429,675	12,076
Telekomunikasi Indonesia Tbk PT ADR	111,488	4,805

		114,949

Total Common Stock (cost—$753,366)		1,007,363

WARRANTS—3.7%
	Units
Financial Services—3.7%
Macquarie Bank Ltd., Expires 4/9/12	322,800	5,034
Merrill Lynch-Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (c)	4,499,340	39,029

Total Warrants (cost—$32,932)		44,063

SHORT-TERM INVESTMENTS—28.9%
	Shares
Collateral Invested for Securities on Loan (e)—17.0%
Allianz Dresdner Daily Asset Fund (f)	181,432,635	181,433

	Principal Amount (000s)
Bayerische Landesbank,
5.38% due 2/24/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (a)	16,000	16,000
Morgan Stanley,
5.41% due 3/3/08, FRN	5,000	5,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (a)	2,000	2,000

		205,433

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—11.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $143,231; collateralized by Fannie Mae 5.80%, due 2/9/26, valued at $146,041 including accrued interest (cost—$143,173)	$143,173	$143,173

Total Short-Term Investments (cost—$348,606)		348,606

OPTIONS PURCHASED (c)—5.7%
	Contracts
Call Options—5.3%
Apple, Inc. (OTC)
strike price $95, expires 3/20/08	4,081	14,026
Autodesk, Inc. (CBOE)
strike price $40, expires 1/19/08	1,750	1,654
Cisco Systems, Inc. (CBOE)
strike price $17.50, expires 1/19/08	3,374	3,627
Corning, Inc. (CBOE)
strike price $22.50, expires 8/18/07	6,768	2,301
EMC Corp. (CBOE)
strike price $19, expires 10/20/07	2,752	220
strike price $20, expires 1/19/08	10,656	906
Focus Media Holding Ltd. (CBOE)
strike price $50, expires 1/19/08	2,278	1,754
Google, Inc. (CBOE)
strike price $490, expires 1/19/08	631	4,228
strike price $520, expires 12/22/07	153	701
strike price $520, expires 1/17/09	270	2,568
Intel Corp. (CBOE)
strike price $25, expires 1/19/08	8,608	1,317
Level 3 Communications, Inc. (CBOE)
strike price $7.50, expires 1/17/09	43,247	3,892
Microsoft Corp. (CBOE)
strike price $22.50, expires 1/19/08	8,976	6,822
strike price $30, expires 1/17/09	100	37
Network Appliance, Inc. (CBOE)
strike price $35, expires 1/17/09	4,318	1,598
NVIDIA Corp. (CBOE)
strike price $35, expires 1/19/08	5,191	4,983
strike price $50, expires 1/17/09	1,349	809
QUALCOMM, Inc. (CBOE)
strike price $40, expires 1/19/08	5,692	3,757
Red Hat, Inc. (CBOE)
strike price $25, expires 12/22/07	3,656	475
strike price $25, expires 1/19/08	6,866	1,047

30	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

RCM Technology Fund

June 30, 2007

	Contracts	Value (000s)
Salesforce.com, Inc. (CBOE)
strike price $45, expires 1/19/08	2,581	$1,239
SanDisk Corp. (CBOE)
strike price $47.50, expires 1/19/08	2,947	2,063
strike price $50, expires 1/17/09	2,749	2,749
Suntech Power Holdings Co., Ltd. (CBOE)
strike price $40, expires 12/22/07	2,608	782

		63,555

Put Options—0.4%
Apple, Inc. (CBOE)
strike price $125, expires 1/19/08	3,741	5,312
Autodesk, Inc. (CBOE)
strike price $45, expires 10/20/07	1,340	251

		5,563

Total Options Purchased (cost—$44,288)		69,118

Total Investments before options written and securities sold short (cost—$1,179,192) (g)—121.9%		1,469,150

OPTIONS WRITTEN (c)—(3.2%)
Call Options—(1.1%)
Apple, Inc. (CBOE) strike price $95, expires 7/21/07	167	(457)
strike price $150, expires 1/19/08	3,741	(2,357)
Autodesk, Inc. (CBOE) strike price $50, expires 10/20/07	1,340	(275)
Cameron International Corp. (CBOE) strike price $75, expires 1/19/08	1,409	(789)
Cerner Corp. (CBOE) strike price $60, expires 9/22/07	2,301	(357)
Cisco Systems, Inc. (CBOE) strike price $27.50, expires 10/20/07	4,461	(847)
strike price $30, expires 7/21/07	7,728	(77)
Ctrip.com (CBOE) strike price $60, expires 9/22/07	2,439	(4,854)
Electronic Arts, Inc. (CBOE) strike price $65, expires 1/19/08	3,285	(140)
First Solar, Inc. (CBOE) strike price $95, expires 12/22/07	1,122	(1,167)
Microsoft Corp. (CBOE) strike price $30, expires 1/19/08	6,730	(1,144)
National-Oilwell Varco, Inc. (CBOE) strike price $105, expires 2/16/08	610	(848)
Schlumberger Ltd. (CBOE) strike price $90, expires 11/17/07	789	(379)

		(13,691)

	Contracts	Value (000s)
Put Options—(2.1%)
Advanced Micro Devices, Inc. (CBOE) strike price $12, expires 10/20/07	7,506	$(338)
Amdocs Ltd. (CBOE) strike price $35, expires 1/19/08	4,167	(542)
Apple, Inc. (CBOE) strike price $80, expires 1/19/08	779	(74)
strike price $100, expires 1/19/08	1,154	(462)
strike price $110, expires 1/19/08	2,587	(1,837)
Apple, Inc. (OTC) strike price $75, expires 3/20/08	3,078	(274)
Autodesk, Inc. (CBOE) strike price $35, expires 1/19/08	3,760	(188)
strike price $37.50, expires 10/20/07	2,343	(82)
Cisco Systems, Inc. (CBOE) strike price $23.75, expires 1/17/09	10,530	(1,662)
strike price $25, expires 1/19/08	4,690	(446)
Comverse Technology, Inc. (CBOE) strike price $20, expires 7/21/07	6,197	(140)
Corning, Inc. (CBOE) strike price $20, expires 8/18/07	6,768	(34)
EMC Corp. (CBOE) strike price $17.50, expires 1/19/08	10,656	(1,066)
Energy Conversion Devices, Inc. (CBOE) strike price $30, expires 9/22/07	4,594	(1,263)
Ericsson, Inc. (CBOE) strike price $32.50, expires 10/20/07	2,151	(65)
strike price $35, expires 7/21/07	4,500	(22)
Focus Media Holding Ltd. (CBOE) strike price $35, expires 1/19/08	2,278	(228)
strike price $37.50, expires 10/20/07	3,818	(267)
Google, Inc. (CBOE) strike price $430, expires 1/19/08	460	(377)
strike price $450, expires 1/19/08	171	(204)
strike price $450, expires 1/17/09	270	(837)
strike price $490, expires 12/22/07	153	(309)
Hewlett-Packard Co. (CBOE) strike price $37.50, expires 11/17/07	4,708	(188)
Intel Corp. (CBOE) strike price $17.50, expires 1/19/08	10,028	(171)
strike price $20, expires 1/19/08	8,608	(387)
Level 3 Communications, Inc. (CBOE) strike price $5, expires 1/17/09	43,247	(2,811)

	Contracts	Value (000s)
Microsoft Corp. (CBOE) strike price $27.50, expires 1/19/08	10,873	$(979)
strike price $27.50, expires 1/17/09	4,389	(873)
Network Appliance, Inc. (CBOE) strike price $30, expires 1/17/09	4,318	(1,943)
NVIDIA Corp. (CBOE) strike price $27.50, expires 1/19/08	5,191	(389)
strike price $40, expires 1/17/09	1,349	(809)
Qimonda (CBOE) strike price $14, expires 9/21/07	5,000	(211)
Qlogic Corp. (CBOE) strike price $15, expires 10/20/07	5,882	(250)
QUALCOMM, Inc. (CBOE) strike price $35, expires 1/19/08	5,692	(512)
strike price $35, expires 7/21/07	3,430	(17)
Red Hat, Inc. (CBOE) strike price $20, expires 12/22/07	3,656	(402)
strike price $20, expires 1/19/08	13,166	(1,685)
SAIC, Inc. (CBOE) strike price $15, expires 11/17/07	4,718	(106)
strike price $17.50, expires 1/19/08	2,277	(245)
Salesforce.com, Inc. (CBOE) strike price $37.50, expires 1/18/08	2,581	(685)
SanDisk Corp. (CBOE) strike price $40, expires 1/19/08	2,947	(442)
strike price $40, expires 1/17/09	2,749	(1,017)
Suntech Power Holdings Co., Ltd. (CBOE) strike price $30, expires 12/22/07	2,608	(378)
Telefonaktiebolaget LM Ericsson (CBOE)
strike price $35, expires 10/20/07	4,412	(287)

		(25,504)

Total Options Written (premiums received—$51,367)		(39,195)

SECURITIES SOLD SHORT—(11.1%)
	Shares
Exchange Traded Funds—(5.6%)
iShares Russell 2000 Index Fund	211,730	(17,565)
Powershares QQQ Trust	851,200	(40,492)
Semi-conductor HOLDRs Trust	255,900	(9,737)

		(67,794)

Technology—(5.5%)
Advanced Micro Devices, Inc. (c)	1,086,435	(15,536)
Applied Materials, Inc.	377,000	(7,491)
Hynix Semi-conductor, Inc. GDR (a)(c)	120,650	(4,397)
Infosys Technologies Ltd. ADR	110,000	(5,542)
Lam Research Corp. (c)	192,705	(9,905)
Micron Technology, Inc. (c)	244,165	(3,059)

06.30.07	Allianz Funds Annual Report	31

Schedule of Investments (cont.)

RCM Technology Fund

June 30, 2007

	Shares	Value (000s)
Novellus Systems, Inc. (c)	352,130	$(9,990)
Tokyo Electron Ltd.	130,310	(9,587)

		(65,507)

Total Securities Sold Short (proceeds—$127,743)		(133,301)

Total Investments net of options written and securities sold short (cost—$1,000,082)—107.6%		1,296,654

Other liabilities in excess of other assets—(7.6%)		(91,412)

Net Assets—100.0%		$1,205,242

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) All or partial amount segregated as collateral for transactions in options written.

(c) Non-income producing.

(d) All or portion of securities on loan with an aggregate market value of $199,025; cash collateral of $205,390 was received with which the Fund purchased short-term investments.

(e) Securities purchased with cash proceeds from securities on loan.

(f) Affiliated fund.

(g) Securities with an aggregate value of $256,762, representing 21.30% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
GDR—Global Depositary Receipt
OTC—Over the Counter

32	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	33

Statements of Assets and Liabilities

June 30, 2007
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Assets:
Investments, at value	$88,936	$49,371	$731,102	$430,502
Investments in Affiliates, at value	0	0	57,532	76,530
Repurchase agreements, at value	0	0	0	0
Cash	208	1	0	1
Foreign currency, at value	408	125	1,703	0
Security lending interest receivable (net)	0	0	59	33
Receivable for investments sold	597	163	74,186	6,704
Receivable for Fund shares sold	1,570	57	3,079	2,251
Dividends and interest receivable (net of foreign taxes)	48	38	1,105	660
Manager reimbursement receivable	174	0	0	0
	91,941	49,755	868,766	516,681

Liabilities:
Payable for investments purchased	7,318	184	69,568	117
Payable for securities sold short	0	0	0	0
Overdraft due to Custodian	0	0	0	2,423
Options written, at value	0	0	0	0
Payable for Fund shares redeemed	92	41	1,936	782
Payable for collateral for securities on loan	0	0	57,532	76,530
Dividends payable	0	0	0	0
Investment advisory fees payable	54	28	363	314
Administration fees payable	29	20	342	202
Distribution fees payable	2	21	122	91
Servicing fees payable	4	10	124	76
Payable for organization expense	173	0	0	0
Payable to securities lending agent	0	0	0	0
Other liabilities	0	0	0	159
	7,672	304	129,987	80,694
Net Assets	$84,269	$49,451	$738,779	$435,987

Net Assets Consist of:
Paid-in-capital	$67,441	$39,351	$595,957	$323,865
Undistributed (dividends in excess of) net investment income	(68)	(12)	6,568	(726)
Accumulated net realized gain (loss)	(7,497)	3,938	64,034	16,030
Net unrealized appreciation/depreciation on investments, options written and foreign currency transactions	24,393	6,174	72,220	96,818
	$84,269	$49,451	$738,779	$435,987

Net Assets:
Class A	$16,359	$13,501	$382,549	$132,890
Class B	$0	$21,545	$0	$48,908
Class C	$4,407	$12,756	$200,824	$102,990
Other Classes	$63,503	$1,649	$155,406	$151,199

Shares Issued and Outstanding:
Class A	537	654	14,668	7,484
Class B	0	1,086	0	2,844
Class C	146	641	7,800	6,024
Other Classes	2,078	80	5,911	8,468

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$30.45	$20.66	$26.08	$17.76
Class B	$0.00	$19.84	$0.00	$17.20
Class C	$30.25	$19.89	$25.75	$17.10

Cost of Investments	$64,531	$43,197	$658,895	$333,574
Cost of Investments in Affiliates	$0	$0	$57,532	$76,530
Cost of Repurchase Agreement	$0	$0	$0	$0
Cost of Foreign Currency	$405	$125	$1,696	$(2,401)
Premiums Received for Options Written	$0	$0	$0	$0
Proceeds on Securities Sold Short	$0	$0	$0	$0
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

34	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$475,189	$120,444	$18,272	$311,513	$90,744	$96,129	$1,144,544
141,489	32,385	0	83,653	11,521	0	181,433
54,826	0	0	0	0	0	143,173
1	0	1	1	1,425	0	1
0	0	0	0	0	0	1,302
39	3	0	40	2	3	110
2,106	2,032	0	1,610	254	970	255,246
6,632	43	99	1,296	7	74	6,192
1,337	22	11	507	45	258	195
0	0	0	0	0	0	0
681,619	154,929	18,383	398,620	103,998	97,434	1,732,196

33,081	3,765	222	3,990	2,021	484	145,391
0	0	0	0	0	0	133,301
0	0	0	384	0	484	0
0	42	0	0	21	0	39,195
746	511	12	439	146	110	1,828
141,489	35,385	0	83,653	12,521	3,027	205,433
0	0	0	0	0	0	199
214	84	10	249	56	38	874
210	39	6	121	37	45	390
90	6	3	69	7	37	152
83	25	2	55	19	17	170
0	0	0	0	0	0	0
2,106	0	0	0	0	0	0
0	0	0	0	0	0	21
178,019	39,857	255	88,960	14,828	4,242	526,954
$503,600	$115,072	$18,128	$309,660	$89,170	$93,192	$1,205,242

$420,257	$459,331	$13,689	$227,309	$98,880	$180,761	$1,071,101
606	0	(2)	(82)	0	544	8
15,369	(357,756)	349	17,056	(14,249)	(109,191)	(162,280)
67,368	13,497	4,092	65,377	4,539	21,078	296,413
$503,600	$115,072	$18,128	$309,660	$89,170	$93,192	$1,205,242

$299,476	$9,768	$5,327	$98,080	$11,879	$21,738	$383,969
$0	$4,214	$0	$57,203	$6,183	$16,240	$66,220
$156,470	$5,525	$4,525	$57,007	$5,554	$45,029	$174,303
$47,654	$95,565	$8,276	$97,370	$65,554	$10,185	$580,750

11,295	393	272	2,820	499	1,411	8,477
0	177	0	1,706	270	1,076	1,523
5,941	231	233	1,701	243	2,970	4,012
1,786	3,844	420	2,776	2,752	650	12,712

$26.51	$24.87	$19.59	$34.78	$23.82	$15.41	$45.29
$0.00	$23.87	$0.00	$33.53	$22.86	$15.09	$43.47
$26.34	$23.88	$19.39	$33.52	$22.87	$15.16	$43.45

$407,822	$106,943	$14,180	$246,131	$86,202	$75,057	$854,586
$141,489	$32,385	$0	$83,653	$11,521	$0	$181,433
$54,826	$0	$0	$0	$0	$0	$143,173
$0	$0	$0	$(382)	$0	$(286)	$1,302
$0	$38	$0	$0	$18	$0	$51,367
$0	$0	$0	$0	$0	$0	$127,743

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	35

Statements of Operations

Year Ended June 30, 2007
Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Investment Income:
Interest	$62	$44	$639	$315
Dividends, net of foreign withholding taxes	622	593	14,881	4,112
Security lending income (net)	0	0	473	378
Miscellaneous income	18	0	0	30
Total Income	702	637	15,993	4,835

Expenses:
Investment advisory fees	403	299	3,369	2,819
Administration fees	216	213	3,154	1,815
Distribution fees — Class B	0	134	0	297
Distribution fees — Class C	7	85	1,048	599
Servicing fees — Class A	9	31	689	248
Servicing fees — Class B	0	45	0	99
Servicing fees — Class C	2	28	349	200
Distribution and/or servicing fees — Other Classes	1	3	45	130
Dividends on securities sold short	0	0	0	0
Trustees’ fees	4	3	40	23
Interest expense	7	0	174	0
Shareholder communications expense	0	2	25	13
Organization expense	173	0	0	0
Miscellaneous expense	91	0	0	0
Total Expenses	913	843	8,893	6,243
Reimbursement from Adviser	(174)	0	0	0
Net Expenses	739	843	8,893	6,243
Net Investment Income (Loss)	(37)	(206)	7,100	(1,408)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,761	4,445	71,147	22,763
Options written	0	0	0	0
Securities sold short	0	0	0	0
Foreign currency transactions	(94)	(21)	(462)	(393)
Net change in unrealized appreciation/depreciation of:
Investments	16,423	5,074	46,128	78,061
Options written	0	0	0	0
Securities sold short	0	0	0	0
Foreign currency transactions	(12)	(1)	168	42
Net Realized and Change in Unrealized Gain	22,078	9,497	116,981	100,473
Net Increase in Net Assets Resulting from Investment Operations	$22,041	$9,291	$124,081	$99,065

36	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$660	$243	$24	$301	$157	$18	$2,971
7,096	92	91	2,646	1,008	1,844	4,938
340	46	0	413	16	52	991
2	4	0	0	0	0	34
8,098	385	115	3,360	1,181	1,914	8,934

1,361	1,308	81	2,398	792	421	10,811
1,344	596	49	1,159	510	494	4,830
0	41	0	377	54	109	687
576	50	17	344	49	310	1,352
331	28	7	200	35	48	871
0	14	0	126	18	36	229
192	17	6	115	16	103	451
16	314	1	92	186	5	641
0	0	0	0	0	0	328
15	11	1	17	7	6	89
0	0	0	1	1	8	170
9	7	0	10	4	4	55
0	0	0	0	0	0	0
0	0	1	0	0	4	0
3,844	2,386	163	4,839	1,672	1,548	20,514
0	0	0	0	0	0	0
3,844	2,386	163	4,839	1,672	1,548	20,514
4,254	(2,001)	(48)	(1,479)	(491)	366	(11,580)

15,909	(147)	398	20,643	7,421	6,840	171,207
0	303	0	0	(299)	0	(2,969)
0	0	0	0	(172)	0	(23,973)
1	0	(2)	(143)	12	(13)	(135)

65,733	13,537	2,954	32,438	5,653	9,676	127,274
0	(236)	0	0	(155)	0	12,390
0	0	0	0	(23)	0	(5,811)
1	0	0	(9)	(3)	4	(139)
81,644	13,457	3,350	52,929	12,434	16,507	277,844
$85,898	$11,456	$3,302	$51,450	$11,943	$16,873	$266,264

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	37

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund			NACM Global Fund		NACM International Fund

	Year Ended June 30, 2007	Period from April 1, 2006 to June 30, 2006	Year Ended March 31, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(37)	$140	$506	$(206)	$(83)	$7,100	$2,783
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	5,667	1,125	8,723	4,424	2,316	70,685	17,963
Payments from Affiliates**	0	0	0	0	0	0	0
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	16,411	(3,599)	4,141	5,073	429	46,296	24,389
Net increase (decrease) resulting from investment operations	22,041	(2,334)	13,370	9,291	2,662	124,081	45,135

Dividends and Distributions to Shareholders from:
Net investment income
Class A	0	0	0	0	0	(1,113)	(376)
Class B	0	0	0	0	0	0	0
Class C	0	0	0	0	0	(4)	(116)
Other Classes	(36)	0	(394)	0	0	(982)	(476)
Class II — (Liquidated)	(28)	0	0	0	0	0	0
Net realized capital gains
Class A	0	0	0	(652)	(231)	(10,715)	(1,203)
Class B	0	0	0	(976)	(309)	0	0
Class C	0	0	0	(613)	(315)	(5,395)	(594)
Other Classes	(507)	0	0	(56)	(13)	(6,225)	(1,651)
Class II — (Liquidated)	(327)	0	0	0	0	0	0
Total Dividends and Distributions to Shareholders	(898)	0	(394)	(2,297)	(868)	(24,434)	(4,416)

Fund Share Transactions:
Shares sold
Class A	14,786	0	0	4,228	7,870	209,940	152,305
Class B	0	0	0	7,160	11,795	0	0
Class C	4,167	0	0	3,173	7,016	107,923	73,488
Other Classes	33,029	3,914	20,421	1,078	838	94,878	70,545
Class II — (Liquidated)	7	0	0	0	0	0	0
Issued in reinvestment of dividends and distributions
Class A	0	0	0	589	210	8,645	1,201
Class B	0	0	0	758	238	0	0
Class C	0	0	0	482	233	4,252	572
Other Classes	543	0	335	56	12	7,165	2,127
Class II — (Liquidated)	354	0	0	0	0	0	0
Cost of shares redeemed
Class A	(432)	0	0	(3,868)	(1,836)	(53,496)	(15,802)
Class B	0	0	0	(3,904)	(2,072)	0	0
Class C	(278)	0	0	(2,836)	(2,566)	(19,742)	(5,399)
Other Classes	(9,917)	(1,625)	(33,755)	(470)	(1,381)	(81,066)	(29,656)
Class II — (Liquidated)	(14,699)	0	0	0	0	0	0
Net increase (decrease) from Fund share transactions	27,560	2,289	(12,999)	6,446	20,357	278,499	249,381
Fund Redemption Fees	5	0	0	0	4	27	29
Total Increase (Decrease) in Net Assets	48,708	(45)	(23)	13,440	22,155	378,173	290,129

Net Assets:
Beginning of period	35,561	35,606	35,629	36,011	13,856	360,606	70,477
End of period*	$84,269	$35,561	$35,606	$49,451	$36,011	$738,779	$360,606
* Including undistributed (dividends in excess of) net investment income of:	$(68)	$64	$(20)	$(12)	$(37)	$6,568	$1,865
**	See Note 9

38	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund		NFJ International Value Fund		RCM Biotechnology Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

$(1,408)	$(373)	$4,254	$1,017	$(2,001)	$(3,387)	$(48)	$3	$(1,479)	$(1,214)

22,370	19,216	15,910	2,451	156	7,355	396	1,091	20,500	5,233
0	9	0	0	0	2	0	0	0	14

78,103	14,105	65,734	1,171	13,301	(9,915)	2,954	562	32,429	19,173
99,065	32,957	85,898	4,639	11,456	(5,945)	3,302	1,656	51,450	23,206

0	(142)	(2,551)	(486)	0	0	(4)	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	(1,014)	(173)	0	0	(2)	0	0	0
0	(236)	(453)	(46)	0	0	(1)	0	0	0
0	0	0	0	0	0	0	0	0	0

(6,390)	(1,391)	(1,452)	(148)	0	0	(224)	0	0	0
(2,699)	(566)	0	0	0	0	0	0	0	0
(5,401)	(1,098)	(825)	(73)	0	0	(141)	0	0	0
(5,784)	(1,148)	(172)	(7)	0	0	(498)	(737)	0	0
0	0	0	0	0	0	0	0	0	0

(20,274)	(4,581)	(6,467)	(933)	0	0	(870)	(737)	0	0

53,995	73,881	211,253	66,770	4,308	8,722	4,646	2,576	32,103	53,990
13,662	29,124	0	0	348	1,427	0	0	11,241	34,461
31,179	55,753	101,330	36,053	1,350	2,978	4,337	859	17,742	27,344
92,787	64,371	37,160	7,685	2,503	11,928	565	233	54,463	33,427
0	0	0	0	0	0	0	0	0	0

4,251	1,092	3,041	503	0	0	217	0	0	0
1,878	398	0	0	0	0	0	0	0	0
2,220	535	1,285	188	0	0	142	0	0	0
5,668	1,343	612	50	0	0	492	737	0	0
0	0	0	0	0	0	0	0	0	0

(29,876)	(29,190)	(25,599)	(6,088)	(8,226)	(9,669)	(1,513)	(1,044)	(23,149)	(15,302)
(10,421)	(8,933)	0	0	(2,610)	(2,872)	0	0	(13,044)	(8,572)
(18,400)	(12,434)	(8,485)	(2,565)	(3,280)	(3,880)	(1,330)	(94)	(11,024)	(10,917)
(29,751)	(20,076)	(2,786)	(3,877)	(63,784)	(91,244)	(85)	0	(25,387)	(13,022)
0	0	0	0	0	0	0	0	0	0

117,192	155,864	317,811	98,719	(69,391)	(82,610)	7,471	3,267	42,945	101,409
42	69	38	14	1	16	3	0	17	60
196,025	184,309	397,280	102,439	(57,934)	(88,539)	9,906	4,186	94,412	124,675

239,962	55,653	106,320	3,881	173,006	261,545	8,222	4,036	215,248	90,573
$435,987	$239,962	$503,600	$106,320	$115,072	$173,006	$18,128	$8,222	$309,660	$215,248
$(726)	$(410)	$606	$369	$0	$0	$(2)	$4	$(82)	$(132)

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	39

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Healthcare Fund		RCM International Growth Equity Fund		RCM Technology Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(491)	$(864)	$366	$111	$(11,580)	$(16,647)
Net realized gain on investments, options written, securities sold short and foreign currency transactions	6,962	8,413	6,827	7,466	144,130	94,301
Payments from Affiliates**	0	21	0	0	0	837
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	5,472	(5,769)	9,680	8,719	133,714	2,840
Net increase resulting from investment operations	11,943	1,801	16,873	16,296	266,264	81,331

Dividends and Distributions to Shareholders from:
Net investment income
Class A	0	0	(166)	(204)	0	0
Class B	0	0	(47)	(74)	0	0
Class C	0	0	(109)	(233)	0	0
Other Classes	0	0	(96)	(135)	0	0
Total Dividends and Distributions to Shareholders	0	0	(418)	(646)	0	0

Fund Share Transactions:
Shares sold
Class A	2,428	7,303	5,134	5,461	111,820	147,984
Class B	575	1,549	5,619	7,678	2,125	8,824
Class C	768	2,382	4,509	4,842	6,415	23,233
Other Classes	3,792	11,900	3,260	4,662	126,170	290,519
Issued in reinvestment of dividends and distributions
Class A	0	0	144	182	0	0
Class B	0	0	38	60	0	0
Class C	0	0	95	204	0	0
Other Classes	0	0	94	130	0	0
Cost of shares redeemed
Class A	(6,709)	(11,523)	(5,006)	(3,757)	(135,695)	(132,541)
Class B	(3,222)	(3,233)	(4,932)	(3,386)	(71,359)	(68,290)
Class C	(3,379)	(4,799)	(7,021)	(6,806)	(63,433)	(66,938)
Other Classes	(30,450)	(56,080)	(4,118)	(3,989)	(270,617)	(216,271)
Net increase (decrease) from Fund share transactions	(36,197)	(52,501)	(2,184)	5,281	(294,574)	(13,480)
Fund Redemption Fees	1	15	1	3	105	233
Total Increase (Decrease) in Net Assets	(24,253)	(50,685)	14,272	20,934	(28,205)	68,084

Net Assets:
Beginning of year	113,423	164,108	78,920	57,986	1,233,447	1,165,363
End of year*	$89,170	$113,423	$93,192	$78,920	$1,205,242	$1,233,447
* Including undistributed (dividends in excess of) net investment income of:	$0	$0	$544	$0	$8	$(1,067)
**	See Note 9

40	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	41

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Emerging Markets Opportunities Fund
Class A
8/21/2006 - 6/30/2007	$20.13	$(0.06)	$10.38	$10.32	$0.00
Class C
8/21/2006 - 6/30/2007	$20.13	$(0.22)	$10.34	$10.12	$0.00
NACM Global Fund
Class A
6/30/2007	$17.47	$0.00 (f)	$4.21	$4.21	$0.00
6/30/2006	15.43	0.03	2.69	2.72	0.00
6/30/2005	14.23	0.00	1.80	1.80	0.00
6/30/2004	11.71	(0.03)	3.49	3.46	0.00
7/19/2002 - 6/30/2003	10.00	(0.06)	1.80	1.74	(0.03)
Class B
6/30/2007	$16.94	$(0.13)	$4.05	$3.92	$0.00
6/30/2006	15.09	(0.09)	2.62	2.53	0.00
6/30/2005	14.03	(0.10)	1.76	1.66	0.00
6/30/2004	11.64	(0.14)	3.47	3.33	0.00
7/19/2002 - 6/30/2003	10.00	(0.12)	1.79	1.67	(0.03)
Class C
6/30/2007	$16.98	$(0.13)	$4.06	$3.93	$0.00
6/30/2006	15.13	(0.11)	2.64	2.53	0.00
6/30/2005	14.05	(0.10)	1.78	1.68	0.00
6/30/2004	11.66	(0.15)	3.48	3.33	0.00
7/19/2002 - 6/30/2003	10.00	(0.12)	1.78	1.66	0.00
NACM International Fund
Class A
6/30/2007	$21.84	$0.34	$4.98	$5.32	$(0.10)
6/30/2006	16.24	0.34	5.92	6.26	(0.15)
10/29/2004 - 6/30/2005	14.81	0.32	1.20	1.52	(0.09)
Class C
6/30/2007	$21.65	$0.17	$4.91	$5.08	$0.00 (f)
6/30/2006	16.17	0.19	5.89	6.08	(0.09)
10/29/2004 - 6/30/2005	14.81	0.27	1.17	1.44	(0.08)
NACM Pacific Rim Fund
Class A
6/30/2007	$14.08	$(0.03)	$4.78	$4.75	$0.00
6/30/2006	9.97	0.00 (f)	4.58	4.58	(0.04)
6/30/2005	9.23	0.01	0.86	0.87	0.00
6/30/2004	6.28	(0.03)	2.94	2.91	0.00
7/31/2002 - 6/30/2003	6.86	0.02	(0.60)	(0.58)	0.00
Class B
6/30/2007	$13.77	$(0.15)	$4.65	$4.50	$0.00
6/30/2006	9.80	(0.10)	4.50	4.40	0.00 (f)
6/30/2005	9.14	(0.06)	0.85	0.79	0.00
6/30/2004	6.26	(0.10)	2.94	2.84	0.00
7/31/2002 - 6/30/2003	6.86	0.00	(0.60)	(0.60)	0.00
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 30.13%.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 16.95%.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 26.95%.
(e)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(f)	Less than $0.01 per share.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.

42	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	(f)	$30.45		51.95%	$16,359	1.88	%*(k)	(0.27)%*	77%

$0.00	$0.00	$0.00	(f)	$30.25		51.00%	$4,407	2.64	%*(l)	(0.98)%*	77%

$(1.02)	$(1.02)	$0.00	(f)	$20.66		24.75%	$13,501	1.46%		0.01%	102%
(0.68)	(0.68)	0.00	(f)	17.47		17.85	10,485	1.47	(g)	0.20	114
(0.61)	(0.61)	0.01		15.43		12.87	3,701	1.57	(e)	0.01	148
(0.95)	(0.95)	0.01		14.23		30.48	1,421	1.56		(0.21)	203
0.00	(0.03)	0.00		11.71		17.48	61	1.55	*(b)	(0.56)*	260

$(1.02)	$(1.02)	$0.00	(f)	$19.84		23.85%	$21,545	2.21%		(0.70)%	102%
(0.68)	(0.68)	0.00	(f)	16.94		16.98	14,627	2.22	(h)	(0.52)	114
(0.61)	(0.61)	0.01		15.09		12.04	4,098	2.31	(e)	(0.71)	148
(0.95)	(0.95)	0.01		14.03		29.51	1,361	2.31		(1.06)	203
0.00	(0.03)	0.00		11.64		16.69	40	2.30	*(c)	(1.18)*	260

$(1.02)	$(1.02)	$0.00	(f)	$19.89		23.79%	$12,756	2.21%		(0.73)%	102%
(0.68)	(0.68)	0.00	(f)	16.98		16.93	10,123	2.22	(h)	(0.64)	114
(0.61)	(0.61)	0.01		15.13		12.16	4,831	2.32	(e)	(0.71)	148
(0.95)	(0.95)	0.01		14.05		29.45	1,369	2.31		(1.09)	203
0.00	0.00	0.00		11.66		16.61	79	2.30	*(d)	(1.15)*	260

$(0.98)	$(1.08)	$0.00	(f)	$26.08		24.88%	$382,549	1.49%		1.42%	166%
(0.51)	(0.66)	0.00	(f)	21.84		39.18	168,092	1.47		1.61	152
0.00	(0.09)	0.00		16.24		10.30	16,358	1.45	*	3.02 *	107

$(0.98)	$(0.98)	$0.00	(f)	$25.75		23.94%	$200,824	2.24%		0.70%	166%
(0.51)	(0.60)	0.00	(f)	21.65		38.19	84,052	2.22		0.91	152
0.00	(0.08)	0.00		16.17		9.77	8,844	2.20	*	2.49 *	107

$(1.07)	$(1.07)	$0.00	(f)	$17.76		35.33%	$132,890	1.76%		(0.23)%	62%
(0.44)	(0.48)	0.01		14.08	(i)	46.50 (i)	79,631	1.77		0.02	96
(0.13)	(0.13)	0.00		9.97		9.49	23,351	1.94	(e)	0.10	101
0.00	0.00	0.04		9.23		46.97	18,824	1.87		(0.33)	118
0.00	0.00	0.00		6.28		(8.45)	168	1.89	*	0.29 *	264

$(1.07)	$(1.07)	$0.00	(f)	$17.20		34.27%	$48,908	2.51%		(0.98)%	62%
(0.44)	(0.44)	0.01		13.77	(j)	45.39 (j)	34,395	2.52		(0.73)	96
(0.13)	(0.13)	0.00		9.80		8.70	9,844	2.69	(e)	(0.61)	101
0.00	0.00	0.04		9.14		46.01	7,101	2.61		(1.09)	118
0.00	0.00	0.00		6.26		(8.75)	79	2.64	*	(0.08)*	264
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.23%.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.08 and 46.50%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.77 and 45.37%, respectively.
(k)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.79%.
(l)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 3.56%.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	43

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Pacific Rim Fund (cont.)
Class C
6/30/2007	$13.69	$(0.15)	$4.63	$4.48	$0.00
6/30/2006	9.75	(0.10)	4.47	4.37	0.00 (d)
6/30/2005	9.09	(0.06)	0.85	0.79	0.00
6/30/2004	6.23	(0.10)	2.92	2.82	0.00
7/31/2002 - 6/30/2003	6.86	(0.05)	(0.58)	(0.63)	0.00
NFJ International Value Fund
Class A
6/30/2007	$19.28	$0.47	$7.37	$7.84	$(0.34)
6/30/2006	15.36	0.50	3.77	4.27	(0.21)
3/31/2005 - 6/30/2005	15.21	0.13	0.12	0.25	(0.10)
Class C
6/30/2007	$19.20	$0.31	$7.32	$7.63	$(0.22)
6/30/2006	15.35	0.38	3.75	4.13	(0.14)
3/31/2005 - 6/30/2005	15.21	0.11	0.12	0.23	(0.09)
RCM Biotechnology Fund
Class A
6/30/2007	$23.30	$(0.32)	$1.89	$1.57	$0.00
6/30/2006	24.60	(0.35)	(0.95)	(1.30)	0.00
6/30/2005	25.68	(0.35)	(0.74)	(1.09)	0.00
6/30/2004	21.24	(0.38)	4.81	4.43	0.00
6/30/2003	15.97	(0.26)	5.53	5.27	0.00
Class B
6/30/2007	$22.54	$(0.48)	$1.81	$1.33	$0.00
6/30/2006	23.98	(0.53)	(0.91)	(1.44)	0.00
6/30/2005	25.21	(0.52)	(0.72)	(1.24)	0.00
6/30/2004	21.02	(0.55)	4.73	4.18	0.00
6/30/2003	15.92	(0.38)	5.48	5.10	0.00
Class C
6/30/2007	$22.54	$(0.48)	$1.82	$1.34	$0.00
6/30/2006	23.98	(0.53)	(0.91)	(1.44)	0.00
6/30/2005	25.22	(0.52)	(0.73)	(1.25)	0.00
6/30/2004	21.02	(0.55)	4.74	4.19	0.00
6/30/2003	15.92	(0.39)	5.49	5.10	0.00
RCM Global Resources Fund
Class A
6/30/2007	$17.06	$(0.08)	$3.95	$3.87	$(0.02)
3/31/2006 - 6/30/2006	16.42	0.00 (d)	0.64	0.64	0.00
Class C
6/30/2007	$17.03	$(0.21)	$3.91	$3.70	$(0.02)
3/31/2006 - 6/30/2006	16.42	(0.03)	0.64	0.61	0.00
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(d)	Less than $0.01 per share.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.30 and (5.29)%, respectively.

44	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.07)	$(1.07)	$0.00	(d)	$17.10		34.33%		$102,990	2.51%		(0.99)%	62%
(0.44)	(0.44)	0.01		13.69	(g)	45.31	(g)	68,962	2.52		(0.73)	96
(0.13)	(0.13)	0.00		9.75		8.75		17,268	2.69	(h)	(0.62)	101
0.00	0.00	0.04		9.09		45.91		12,661	2.61		(1.11)	118
0.00	0.00	0.00		6.23		(9.18)		141	2.64	*	(1.03)*	264

$(0.27)	$(0.61)	$0.00	(d)	$26.51		41.29%		$299,476	1.46%		2.09%	26%
(0.15)	(0.36)	0.01		19.28		28.12		64,699	1.48		2.65	25
0.00	(0.10)	0.00		15.36		1.62		1,009	1.34	*(c)	3.51 *	61

$(0.27)	$(0.49)	$0.00	(d)	$26.34		40.19%		$156,470	2.21%		1.36%	26%
(0.15)	(0.29)	0.01		19.20		27.14		35,186	2.22		2.01	25
0.00	(0.09)	0.00		15.35		1.52		351	2.03	*(c)	3.07 *	61

$0.00	$0.00	$0.00	(d)	$24.87		6.74%		$9,768	1.54%		(1.28)%	60%
0.00	0.00	0.00	(d)	23.30	(e)	(5.29	)(e)	12,855	1.57		(1.36)	147
0.00	0.00	0.01		24.60		(4.21)		14,849	1.60	(b)	(1.44)	139
0.00	0.00	0.01		25.68		20.90		13,877	1.61		(1.58)	121
0.00	0.00	0.00		21.24		33.00		4,616	1.61		(1.45)	145

$0.00	$0.00	$0.00	(d)	$23.87		5.95%		$4,214	2.29%		(2.03)%	60%
0.00	0.00	0.00	(d)	22.54	(i)	(6.05	)(i)	6,103	2.32		(2.11)	147
0.00	0.00	0.01		23.98		(4.88)		7,896	2.35	(b)	(2.20)	139
0.00	0.00	0.01		25.21		19.93		8,215	2.36		(2.32)	121
0.00	0.00	0.00		21.02		32.04		1,949	2.36		(2.20)	145

$0.00	$0.00	$0.00	(d)	$23.88		5.95%		$5,525	2.29%		(2.03)%	60%
0.00	0.00	0.00	(d)	22.54	(f)	(6.01	)(f)	7,013	2.32		(2.11)	147
0.00	0.00	0.01		23.98		(4.92)		8,422	2.35	(b)	(2.20)	139
0.00	0.00	0.01		25.22		19.98		9,248	2.36		(2.32)	121
0.00	0.00	0.00		21.02		32.04		3,935	2.36		(2.19)	145

$(1.33)	$(1.35)	$0.01		$19.59		24.30%		$5,327	1.47%		(0.47)%	111%
0.00	0.00	0.00	(d)	17.06		3.90		1,290	1.45	*	0.03 *	128

$(1.33)	$(1.35)	$0.01		$19.39		23.30%		$4,525	2.22%		(1.23)%	111%
0.00	0.00	0.00	(d)	17.03		3.71		736	2.20	*	(0.71)*	128
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.54 and (6.01)%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.69 and 45.31%, respectively.
(h)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.54 and (6.05)%, respectively.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	45

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM Global Small-Cap Fund
Class A
6/30/2007	$27.88	$(0.12)	$7.02	$6.90	$0.00
6/30/2006	22.48	(0.14)	5.53	5.39	0.00
6/30/2005	19.63	(0.08)	2.92	2.84	0.00
6/30/2004	13.55	(0.11)	6.18	6.07	0.00
6/30/2003	13.24	(0.09)	0.40	0.31	0.00
Class B
6/30/2007	$27.08	$(0.34)	$6.79	$6.45	$0.00
6/30/2006	21.99	(0.33)	5.41	5.08	0.00
6/30/2005	19.35	(0.23)	2.86	2.63	0.00
6/30/2004	13.45	(0.23)	6.12	5.89	0.00
6/30/2003	13.20	(0.17)	0.42	0.25	0.00
Class C
6/30/2007	$27.07	$(0.34)	$6.79	$6.45	$0.00
6/30/2006	21.98	(0.34)	5.42	5.08	0.00
6/30/2005	19.34	(0.25)	2.88	2.63	0.00
6/30/2004	13.44	(0.24)	6.13	5.89	0.00
6/30/2003	13.19	(0.17)	0.42	0.25	0.00
RCM Healthcare Fund
Class A
6/30/2007	$21.23	$(0.09)	$2.68	$2.59	$0.00
6/30/2006	21.19	(0.11)	0.15	0.04	0.00
6/30/2005	20.80	(0.05)	0.44	0.39	0.00
6/30/2004	18.64	(0.18)	2.34	2.16	0.00
6/30/2003	16.24	(0.14)	2.54	2.40	0.00
Class B
6/30/2007	$20.53	$(0.25)	$2.58	$2.33	$0.00
6/30/2006	20.64	(0.27)	0.16	(0.11)	0.00
6/30/2005	20.41	(0.21)	0.44	0.23	0.00
6/30/2004	18.43	(0.33)	2.31	1.98	0.00
6/30/2003	16.19	(0.26)	2.50	2.24	0.00
Class C
6/30/2007	$20.53	$(0.25)	$2.59	$2.34	$0.00
6/30/2006	20.64	(0.27)	0.16	(0.11)	0.00
6/30/2005	20.42	(0.21)	0.43	0.22	0.00
6/30/2004	18.44	(0.33)	2.31	1.98	0.00
6/30/2003	16.20	(0.26)	2.50	2.24	0.00
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Less than $0.01 per share.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.88 and 24.01%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.05%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.08 and 23.14%, respectively.

46	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	(d)	$34.78		24.75%		$98,080	1.76%		(0.39)%	80%
0.00	0.00	0.01		27.88	(e)	24.02	(e)	71,293	1.77		(0.52)	73
0.00	0.00	0.01		22.48		14.52		25,389	1.84	(c)	(0.38)	96
0.00	0.00	0.01		19.63		44.87		9,613	1.85		(0.63)	111
0.00	0.00	0.00		13.55		2.34		683	1.86		(0.78)	183

$0.00	$0.00	$0.00	(d)	$33.53		23.77%		$57,203	2.52%		(1.16)%	80%
0.00	0.00	0.01		27.08	(f)	23.19	(f)	48,365	2.52		(1.28)	73
0.00	0.00	0.01		21.99		13.64		17,637	2.59	(c)	(1.11)	96
0.00	0.00	0.01		19.35		43.87		6,945	2.60		(1.29)	111
0.00	0.00	0.00		13.45		1.89		546	2.62		(1.44)	183

$0.00	$0.00	$0.00	(d)	$33.52		23.79%		$57,007	2.52%		(1.13)%	80%
0.00	0.00	0.01		27.07	(g)	23.16	(g)	40,499	2.52		(1.32)	73
0.00	0.00	0.01		21.98		13.65		19,212	2.60	(c)	(1.22)	96
0.00	0.00	0.01		19.34		43.90		11,833	2.60		(1.35)	111
0.00	0.00	0.00		13.44		1.90		965	2.62		(1.48)	183

$0.00	$0.00	$0.00	(d)	$23.82		12.20%		$11,879	1.55%		(0.38)%	254%
0.00	0.00	0.00	(d)	21.23	(h)	0.19	(h)	14,526	1.57		(0.49)	280
0.00	0.00	0.00		21.19		1.88		18,752	1.60	(b)	(0.25)	210
0.00	0.00	0.00		20.80		11.59		14,308	1.62		(0.92)	257
0.00	0.00	0.00		18.64		14.78		4,892	1.60		(0.89)	151

$0.00	$0.00	$0.00	(d)	$22.86		11.35%		$6,183	2.30%		(1.13)%	254%
0.00	0.00	0.00	(d)	20.53	(i)	(0.53	)(i)	8,043	2.32		(1.24)	280
0.00	0.00	0.00		20.64		1.13		9,725	2.35	(b)	(1.02)	210
0.00	0.00	0.00		20.41		10.74		9,427	2.37		(1.68)	257
0.00	0.00	0.00		18.43		13.84		3,684	2.35		(1.65)	151

$0.00	$0.00	$0.00	(d)	$22.87		11.34%		$5,554	2.30%		(1.13)%	254%
0.00	0.00	0.00	(d)	20.53	(i)	(0.53	)(i)	7,444	2.32		(1.24)	280
0.00	0.00	0.00		20.64		1.08		9,875	2.35	(b)	(1.02)	210
0.00	0.00	0.00		20.42		10.74		9,859	2.37		(1.68)	257
0.00	0.00	0.00		18.44		13.83		3,051	2.35		(1.66)	151
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.07 and 23.15%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.23 and 0.17%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.53 and (0.55)%, respectively.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	47

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM International Growth Equity Fund
Class A
6/30/2007	$12.69	$0.13	$2.71	$2.84	$(0.12)
6/30/2006	9.96	0.08	2.82	2.90	(0.17)
6/30/2005	9.30	0.11	0.64	0.75	(0.09)
6/30/2004	7.41	0.04	1.95	1.99	(0.10)
6/30/2003	8.33	0.06	(0.92)	(0.86)	(0.06)
Class B
6/30/2007	$12.45	$0.02	$2.66	$2.68	$(0.04)
6/30/2006	9.80	0.00	2.76	2.76	(0.11)
6/30/2005	9.19	0.03	0.64	0.67	(0.06)
6/30/2004	7.37	(0.02)	1.91	1.89	(0.08)
6/30/2003	8.30	0.00	(0.90)	(0.90)	(0.03)
Class C
6/30/2007	$12.50	$0.02	$2.68	$2.70	$(0.04)
6/30/2006	9.81	(0.02)	2.79	2.77	(0.08)
6/30/2005	9.20	0.02	0.65	0.67	(0.06)
6/30/2004	7.37	(0.02)	1.92	1.90	(0.07)
6/30/2003	8.30	0.00	(0.90)	(0.90)	(0.03)
RCM Technology Fund
Class A
6/30/2007	$36.18	$(0.35)	$9.46	$9.11	$0.00
6/30/2006	33.61	(0.44)	3.00	2.56	0.00
6/30/2005	32.53	(0.39)	1.46	1.07	0.00
6/30/2004	24.49	(0.47)	8.51	8.04	0.00
6/30/2003	20.66	(0.26)	4.09	3.83	0.00
Class B
6/30/2007	$34.98	$(0.64)	$9.13	$8.49	$0.00
6/30/2006	32.75	(0.70)	2.92	2.22	0.00
6/30/2005	31.94	(0.55)	1.36	0.81	0.00
6/30/2004	24.22	(0.69)	8.41	7.72	0.00
6/30/2003	20.59	(0.41)	4.04	3.63	0.00
Class C
6/30/2007	$34.97	$(0.63)	$9.11	$8.48	$0.00
6/30/2006	32.73	(0.70)	2.93	2.23	0.00
6/30/2005	31.91	(0.57)	1.38	0.81	0.00
6/30/2004	24.20	(0.69)	8.40	7.71	0.00
6/30/2003	20.60	(0.41)	4.01	3.60	0.00
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.16 and 7.58%, respectively.

48	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.12)	$0.00	(c)	$15.41		22.43%	$21,738	1.37%		0.91%	52%
0.00	(0.17)	0.00	(c)	12.69		29.25	17,672	1.38		0.64	79
0.00	(0.09)	0.00		9.96		8.09	12,370	1.53	(b)	1.08	138
0.00	(0.10)	0.00		9.30		26.87	9,346	1.49		0.47	90
0.00	(0.06)	0.00		7.41		(10.28)	8,521	1.51		0.87	86

$0.00	$(0.04)	$0.00	(c)	$15.09		21.50%	$16,240	2.12%		0.16%	52%
0.00	(0.11)	0.00	(c)	12.45		28.38	12,660	2.13		0.02	79
0.00	(0.06)	0.00		9.80		7.30	6,542	2.28	(b)	0.36	138
0.00	(0.08)	0.01		9.19		25.78	5,230	2.24		(0.18)	90
0.00	(0.03)	0.00		7.37		(10.86)	3,272	2.27		(0.05)	86

$0.00	$(0.04)	$0.00	(c)	$15.16		21.50%	$45,029	2.12%		0.13%	52%
0.00	(0.08)	0.00	(c)	12.50		28.36	39,409	2.13		(0.17)	79
0.00	(0.06)	0.00		9.81		7.25	32,649	2.29	(b)	0.23	138
0.00	(0.07)	0.00		9.20		25.85	36,147	2.24		(0.27)	90
0.00	(0.03)	0.00		7.37		(10.85)	29,581	2.27		(0.05)	86

$0.00	$0.00	$0.00	(c)	$45.29		25.18%	$383,969	1.66%		(0.90)%	209%
0.00	0.00	0.01		36.18	(d)	7.65 (d)	328,815	1.64		(1.15)	272
0.00	0.00	0.01		33.61		3.32	293,550	1.71	(b)	(1.19)	238
0.00	0.00	0.00		32.53		32.83	82,736	1.76		(1.54)	206
0.00	0.00	0.00		24.49		18.54	28,449	1.76		(1.32)	237

$0.00	$0.00	$0.00	(c)	$43.47		24.24%	$66,220	2.41%		(1.69)%	209%
0.00	0.00	0.01		34.98	(e)	6.84 (e)	117,008	2.39		(1.91)	272
0.00	0.00	0.00		32.75		2.54	161,675	2.40	(b)	(1.69)	238
0.00	0.00	0.00		31.94		31.87	7,585	2.50		(2.29)	206
0.00	0.00	0.00		24.22		17.63	1,651	2.50		(2.08)	237

$0.00	$0.00	$0.00	(c)	$43.45		24.25%	$174,303	2.41%		(1.66)%	209%
0.00	0.00	0.01		34.97	(f)	6.84 (f)	192,675	2.39		(1.90)	272
0.00	0.00	0.01		32.73		2.57	219,872	2.40	(b)	(1.74)	238
0.00	0.00	0.00		31.91		31.86	13,199	2.50		(2.27)	206
0.00	0.00	0.00		24.20		17.48	2,244	2.50		(2.08)	237
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.96 and 6.74%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.95 and 6.77%, respectively.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	49

Notes to Financial Statements

June 30, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-five separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the A, B, and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Trust, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Trust will be required to comply with the Interpretation by December 31, 2007. Fund Management is in the process of evaluating the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Trust’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.   Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, as in good faith, pursuant to guidelines established by the Board of Trustees, or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s net asset value (“NAV”) is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

50	Allianz Funds Annual Report	06.30.07

Dividends and Distributions to Shareholders.  Dividends from net investment income except, the NFJ International Value Fund, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ International Value Fund are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: NACM Emerging Markets Opportunities Fund—$65,322; NACM Global Fund—$47,025; NACM International Fund—$1,427,454; NACM Pacific Rim Fund—$298,129; NFJ International Value Fund—$648,222; RCM Biotechnology Fund—$1,559; RCM Global Resources Fund—$5,402; RCM Global Small-Cap Fund—$279,630; RCM Healthcare Fund—$2,106; RCM International Growth Equity Fund—$204,116; and RCM Technology Fund—$436,250.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Options Contracts.  Certain Funds may write options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  The Funds may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG

06.30.07	Allianz Funds Annual Report	51

Notes to Financial Statements  (Cont.)

June 30, 2007

for the year ended June 30, 2007 was $516,307. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Funds bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”) an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
NACM Emerging Markets Opportunities Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A
NACM Global Fund	0.70%		0.35%	0.35%	0.50%	0.50%	0.50%
NACM International Fund	0.60%		0.45%	0.45%	0.60%	0.60%	0.60%
NACM Pacific Rim Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A
NFJ International Value Fund	0.60%		0.45%	N/A	0.60%	0.60%	N/A
RCM Biotechnology Fund	0.90%	(3)	N/A	N/A	0.40%	0.40%	N/A
RCM Global Resources Fund	0.70%		0.35%	N/A	0.50%	0.50%	N/A
RCM Global Small-Cap Fund	1.00%		0.35%	N/A	0.50%	0.50%	N/A
RCM Healthcare Fund	0.80%	(4)	N/A	N/A	0.50%	0.50%	N/A
RCM International Growth Equity Fund	0.50%		0.45%	0.45%	0.60%	0.60%	N/A
RCM Technology Fund	0.90%		0.30%	0.30%	0.45%	0.45%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion and by an additional 0.025% per annum on assets in excess of $5 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion.

(3)

Effective January 1, 2007, the Fund’s advisory fee has been reduced by 0.05%, to 0.85%. In addition, effective October 1, 2007, the Fund’s advisory fee will be further reduced by 0.05%, to 0.80%. These advisory fee reductions will continue until at least December 31, 2007.

(4)	Effective January 1, 2007, the Fund’s advisory fee has been reduced by 0.05%, to 0.75%. This advisory fee reduction will continue until at least December 31, 2007.

52	Allianz Funds Annual Report	06.30.07

Redemption Fees.  Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current period with no unreimbursed costs to be carried forward as of June 30, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distributions fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to

Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2007, AGID received $1,405,579 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each independent Trustee receives an annual retainer of $80,000 ($160,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting was attended by telephone). Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee and each Committee Chairman receives an additional annual retainer of $3,000.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal

06.30.07	Allianz Funds Annual Report	53

Notes to Financial Statements  (Cont.)

June 30, 2007

payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the period ended June 30, 2007, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$58,691	$34,809
NACM Global Fund	46,311	42,502
NACM International Fund	1,170,306	914,158
NACM Pacific Rim Fund	279,705	191,956
NFJ International Value Fund	352,336	58,284
RCM Biotechnology Fund	87,191	161,890
RCM Global Resources Fund	18,482	12,731
RCM Global Small-Cap Fund	223,364	190,312
RCM Healthcare Fund	253,233	291,163
RCM International Growth Equity Fund	43,409	45,045
RCM Technology Fund	2,355,528	2,630,368

5.	TRANSACTIONS IN OPTIONS WRITTEN

Transactions in options written were (amounts in thousands except for number of contracts):

	RCM Biotechnology Fund		RCM Healthcare Fund		RCM Technology Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2006	1,380	$286	2,504	$314	16,085	$2,908
Sales	17,066	1,302	25,405	2,934	551,682	104,883
Closing Buys	(11,988)	(838)	(23,635)	(2,927)	(183,213)	(45,721)
Exercises	(420)	(64)	(324)	(33)	(7,283)	(992)
Expirations	(5,650)	(648)	(3,764)	(270)	(106,710)	(9,711)
Balance at 6/30/2007	388	$38	186	$18	270,561	$51,367

6.	FEDERAL INCOME TAX MATTERS

At June 30, 2007, the components of distributable taxable earnings were (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/ Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)
NACM Emerging Markets Opportunities	$261	$3,290	$(12)	$11,038	$0
NACM Global	2,305	1,637	0	0	(9)
NACM International	50,760	20,204	13	0	0
NACM Pacific Rim	2,111	14,237	(110)	20	(161)
NFJ International Value	6,588	9,387	1	0	0
RCM Biotechnology	0	0	(4)	357,065	0
RCM Global Resources	0	400	0	0	(2)
RCM Global Small-Cap	0	17,174	(5)	0	(81)
RCM Healthcare	0	0	(3)	13,660	0
RCM International Growth Equity	543	0	6	109,191	0
RCM Technology	0	11,240	6,455	161,465	0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown above.
(3)	Capital losses realized during the period November 1, 2006 through June 30, 2007 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

54	Allianz Funds Annual Report	06.30.07

At June 30, 2007, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2008		2009		2010		2011	2015
NACM Emerging Markets Opportunities	$3,144		$3,947		$3,947		$0	$0
NACM Pacific Rim	0		20		0		0	0
RCM Biotechnology	0		26,481		260,520		65,821	4,243
RCM Healthcare	0		0		8,343		5,317	0
RCM International Growth Equity	0		44,061		53,945		11,185	0
RCM Technology	52,116	(1)	52,116	(1)	26,386	(1)	30,847	0

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

At June 30, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
NACM Emerging Markets Opportunities	$64,887	$24,188	$(139)	$24,049
NACM Global	43,200	7,041	(870)	6,171
NACM International	716,827	81,413	(9,606)	71,807
NACM Pacific Rim	410,968	102,924	(6,860)	96,064
NFJ International Value	604,137	68,773	(1,406)	67,367
RCM Biotechnology	140,021	19,523	(6,715)	12,808
RCM Global Resources	14,233	4,113	(74)	4,039
RCM Global Small-Cap	329,901	72,842	(7,577)	65,265
RCM Healthcare	98,313	4,726	(774)	3,952
RCM International Growth Equity	75,057	21,601	(529)	21,072
RCM Technology	1,191,092	293,056	(14,998)	278,058

(1)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

During the year ended June 30, 2007, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
NACM Emerging Markets Opportunities	$64	$834
NACM Global	1,351	946
NACM International	19,297	5,137
NACM Pacific Rim	13,449	6,825
NFJ International Value	5,979	488
RCM Global Resources	395	475
RCM International Growth Equity	418	0

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.07	Allianz Funds Annual Report	55

Notes to Financial Statements  (Cont.)

June 30, 2007

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund						NACM Global Fund
	Year Ended 6/30/2007		Period from 4/1/2006† to 6/30/2006		Year Ended 3/31/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	553	$14,786	0	$0	0	$0	229	$4,228	455	$7,870
Class B	0	0	0	0	0	0	396	7,160	701	11,795
Class C	157	4,167	0	0	0	0	175	3,173	415	7,016
Other Classes	1,367	33,029	183	3,900	444	7,698	56	1,078	49	838
Issued in reinvestment of dividends and distributions
Class A	0	0	0	0	0	0	32	589	12	210
Class B	0	0	0	0	0	0	42	758	15	238
Class C	0	0	0	0	0	0	27	482	14	233
Other Classes	27	543	0	0	19	307	4	56	1	12
Cost of shares redeemed
Class A	(16)	(432)	0	0	0	0	(207)	(3,868)	(107)	(1,836)
Class B	0	0	0	0	0	0	(216)	(3,904)	(123)	(2,072)
Class C	(11)	(278)	0	0	0	0	(157)	(2,836)	(152)	(2,566)
Other Classes	(432)	(9,917)	(73)	(1,454)	(1,558)	(23,859)	(25)	(470)	(84)	(1,381)
Net increase (decrease) resulting from Fund share transactions	1,645	$41,898	110	$2,446	(1,095)	$(15,854)	356	$6,446	1,196	$20,357

	NACM International Fund				NACM Pacific Rim Fund				NFJ International Value Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	8,809	$209,940	7,393	$152,305	3,494	$53,995	5,369	$73,881	8,927	$211,253	3,590	$66,770
Class B	0	0	0	0	916	13,662	2,156	29,124	0	0	0	0
Class C	4,560	107,923	3,575	73,488	2,078	31,179	4,178	55,753	4,434	101,330	1,940	36,053
Other Classes	3,990	94,878	3,485	70,545	5,989	92,787	4,880	64,371	1,547	37,160	390	7,685
Issued in reinvestment of dividends and distributions
Class A	365	8,645	63	1,201	290	4,251	84	1,092	129	3,041	28	503
Class B	0	0	0	0	132	1,878	31	398	0	0	0	0
Class C	182	4,252	30	572	157	2,220	42	535	55	1,285	10	188
Other Classes	300	7,165	111	2,127	383	5,668	103	1,343	25	612	2	50
Cost of shares redeemed
Class A	(2,203)	(53,496)	(767)	(15,802)	(1,956)	(29,876)	(2,139)	(29,190)	(1,117)	(25,599)	(328)	(6,088)
Class B	0	0	0	0	(702)	(10,421)	(694)	(8,933)	0	0	0	0
Class C	(825)	(19,742)	(269)	(5,399)	(1,247)	(18,400)	(955)	(12,434)	(381)	(8,485)	(140)	(2,565)
Other Classes	(3,306)	(81,066)	(1,448)	(29,656)	(1,920)	(29,751)	(1,487)	(20,076)	(118)	(2,786)	(224)	(3,877)
Net increase (decrease) resulting from Fund share transactions	11,872	$278,499	12,173	$249,381	7,614	$117,192	11,568	$155,864	13,501	$317,811	5,268	$98,719

†	Commencement of operations

56	Allianz Funds Annual Report	06.30.07

	RCM Biotechnology Fund				RCM Global Resources Fund				RCM Global Small-Cap Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	172	$4,308	329	$8,722	275	$4,646	144	$2,576	1,029	$32,103	1,991	$53,990
Class B	15	348	56	1,427	0	0	0	0	371	11,241	1,319	34,461
Class C	57	1,350	115	2,978	263	4,337	49	859	584	17,742	1,051	27,344
Other Classes	102	2,503	454	11,928	33	565	14	233	1,650	54,463	1,193	33,427
Issued in reinvestment of dividends and distributions
Class A	0	0	0	0	13	217	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	9	142	0	0	0	0	0	0
Other Classes	0	0	0	0	29	492	49	737	0	0	0	0
Cost of shares redeemed
Class A	(331)	(8,226)	(381)	(9,669)	(92)	(1,513)	(68)	(1,044)	(766)	(23,149)	(563)	(15,302)
Class B	(109)	(2,610)	(114)	(2,872)	0	0	0	0	(451)	(13,044)	(335)	(8,572)
Class C	(137)	(3,280)	(155)	(3,880)	(82)	(1,330)	(6)	(94)	(379)	(11,024)	(429)	(10,917)
Other Classes	(2,572)	(63,784)	(3,509)	(91,244)	(5)	(85)	0	0	(833)	(25,387)	(484)	(13,022)
Net increase (decrease) resulting from Fund share transactions	(2,803)	$(69,391)	(3,205)	$(82,610)	443	$7,471	182	$3,267	1,205	$42,945	3,743	$101,409

	RCM Healthcare Fund				RCM International Growth Equity Fund				RCM Technology Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	107	$2,428	328	$7,303	374	$5,134	451	$5,461	2,806	$111,820	3,834	$147,984
Class B	25	575	72	1,549	423	5,619	639	7,678	55	2,125	232	8,824
Class C	35	768	110	2,382	331	4,509	404	4,842	167	6,415	613	23,233
Other Classes	164	3,792	534	11,900	231	3,260	382	4,662	3,142	126,170	7,474	290,519
Issued in reinvestment of dividends and distributions
Class A	0	0	0	0	10	144	16	182	0	0	0	0
Class B	0	0	0	0	3	38	5	60	0	0	0	0
Class C	0	0	0	0	7	95	18	204	0	0	0	0
Other Classes	0	0	0	0	6	94	11	130	0	0	0	0
Cost of shares redeemed
Class A	(292)	(6,709)	(529)	(11,523)	(366)	(5,006)	(317)	(3,757)	(3,418)	(135,695)	(3,478)	(132,541)
Class B	(147)	(3,222)	(151)	(3,233)	(366)	(4,932)	(295)	(3,386)	(1,877)	(71,359)	(1,824)	(68,290)
Class C	(155)	(3,379)	(225)	(4,799)	(520)	(7,021)	(599)	(6,806)	(1,665)	(63,433)	(1,821)	(66,938)
Other Classes	(1,342)	(30,450)	(2,541)	(56,080)	(299)	(4,118)	(317)	(3,989)	(6,784)	(270,617)	(5,675)	(216,271)
Net increase (decrease) resulting from Fund share transactions	(1,605)	$(36,197)	(2,402)	$(52,501)	(166)	$(2,184)	398	$5,281	(7,574)	$(294,574)	(645)	$(13,480)

06.30.07	Allianz Funds Annual Report	57

Notes to Financial Statements  (Cont.)

June 30, 2007

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA de-registered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

9.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in the review.

The SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds. RCM Technology Fund was reimbursed $39,452 in connection with this matter.

During the year ended June 30, 2006, the Adviser reimbursed RCM Global Small-Cap Fund, RCM Healthcare Fund and RCM Technology Fund, $11,116, $21,237 and $797,642 ($0.02 per share), respectively. These amounts fully resolve a review of the extent to which the Funds’ had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

During the year ended June 30, 2006, the Sub-Advisers reimbursed NACM Pacific Rim Fund, RCM Biotechnology, and RCM Global Small-Cap Fund $9,135, $2,247 and $2,422 respectively for realized losses resulting from trading errors.

During the year ended June 30, 2007, the Sub-Adviser reimbursed RCM International Growth Equity Fund $69 for realized losses resulting from a trading error.

10.	FUND REORGANIZATION

NACM Emerging Markets Opportunities Fund reorganized on August 18, 2006, when the Nicholas-Applegate Emerging Markets Opportunities Fund (the “NACM Fund”) reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM Emerging Markets Opportunities Fund. Prior to August 18, 2006, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

58	Allianz Funds Annual Report	06.30.07

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B and C Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the NACM Global Fund, NACM International Fund, NACM Pacific Rim Fund, NACM Emerging Markets Opportunities Fund, NFJ International Value Fund, RCM Biotechnology Fund, RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM Healthcare Fund, RCM International Growth Equity Fund, and RCM Technology Fund, eleven of the thirty-five Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights of the Funds for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2007

06.30.07	Allianz Funds Annual Report	59

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2007) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2007 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

NACM Emerging Markets Opportunities	0%
NACM Global	20%
NACM International	27%
NACM Pacific Rim	41%
NFJ International Value	45%
RCM Biotechnology	0%
RCM Global Resources	0%
RCM Global Small-Cap	0%
RCM Healthcare	0%
RCM International Growth Equity	0%
RCM Technology	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2007 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

NACM Emerging Markets Opportunities	0%
NACM Global	0%
NACM International	0%
NACM Pacific Rim	10%
NFJ International Value	0%
RCM Biotechnology	0%
RCM Global Resources	0%
RCM Global Small-Cap	0%
RCM Healthcare	0%
RCM International Growth Equity	0%
RCM Technology	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2008, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2007.

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2007 are as follows:

NACM Emerging Markets Opportunities
Country	Gross Foreign Dividends	Foreign Tax
Brazil	$0.05687	$0.00470
Egypt	0.00912	0.00002
Indonesia	0.01555	0.00233
Korea	0.02991	0.00494
Luxembourg	0.02339	0.00394
Philippines	0.01814	0.00635
Russia	0.01337	0.00201
Thailand	0.00333	0.00033

NFJ International Value
Country	Gross Foreign Dividends	Foreign Tax
Belgium	$0.01270	$0.00190
Brazil	0.06763	0.00871
Canada	0.05191	0.00769
France	0.03126	0.00476
Germany	0.02198	0.00330
Japan	0.01682	0.00171
Korea	0.05707	0.00964
Mexico	0.04587	0.00009
Netherlands	0.04540	0.00715
Norway	0.02462	0.00378
Peru	0.00532	0.00022
Sweden	0.07600	0.01165

60	Allianz Funds Annual Report	06.30.07

NACM Global
Country	Gross Foreign Dividends	Foreign Tax
France	$0.03533	$0.00510
Germany	0.01885	0.00283
Indonesia	0.00709	0.00106
Italy	0.01125	0.00169
Japan	0.01532	0.00107
Korea	0.00251	0.00041
Netherlands	0.00595	0.00089
Spain	0.00264	0.00040
Sweden	0.00509	0.00076
Switzerland	0.03855	0.00545

NACM International
Country	Gross Foreign Dividends	Foreign Tax
Austria	$0.00169	$0.00025
Belgium	0.01662	0.00249
Finland	0.06044	0.00907
France	0.05118	0.00763
Germany	0.03289	0.00493
Italy	0.04652	0.00698
Japan	0.09733	0.00680
Netherlands	0.02587	0.00388
Spain	0.01708	0.00256
Sweden	0.07016	0.01052
Switzerland	0.05146	0.00752

NACM Pacific Rim
Country	Gross Foreign Dividends	Foreign Tax
Indonesia	$0.01138	$0.00170
Japan	0.07320	0.00512
Korea	0.01014	0.00167
Philippines	0.01009	0.00252

RCM International Growth Equity
Country	Gross Foreign Dividends	Foreign Tax
Canada	$0.00085	$0.00013
France	0.04246	0.00636
Germany	0.02860	0.00429
Italy	0.01625	0.00244
Japan	0.03529	0.00247
Korea	0.00103	0.00017
Netherlands	0.02223	0.00333
Norway	0.01418	0.00213
Sweden	0.03541	0.00531
Switzerland	0.04043	0.00576

RCM Global Small-Cap
Country	Gross Foreign Dividends	Foreign Tax
Austria	$0.00581	$0.00087
Brazil	0.00354	0.00053
Denmark	0.00701	0.00105
Estonia	0.00501	0.00075
Finland	0.00870	0.00131
France	0.02295	0.00344
Germany	0.05075	0.00419
Italy	0.02062	0.00309
Japan	0.03842	0.00269
Korea	0.01415	0.00234
Netherlands	0.02302	0.00345
New Zealand	0.00156	0.00023
Norway	0.03098	0.00465
Portugal	0.00233	0.00035
Russia	0.00274	0.00041
Spain	0.01368	0.00194
Sweden	0.00483	0.00072
Switzerland	0.03201	0.00351

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2007. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2008.

06.30.07	Allianz Funds Annual Report	61

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer - Equities, Allianz Global Investors.	35	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	35	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	35	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, member of Triton Realty Partners, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	35	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI - Health Plans.	35	None

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	35	Director of Sykes Enterprises, Inc. and CoastalSouth Bankshares, Inc.; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial - U.S.	35	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc. and Advanced Magnetics, Inc.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales - Debt and Equity for Merrill Lynch.	35	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	35	Member of Board of Trustees of The Steele Foundation.

62	Allianz Funds Annual Report	06.30.07

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	35	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	35	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director of Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President and Senior Counsel, Allianz Global Investors of America, L.P.; Vice President, Chief Legal Officer and Secretary of 70 funds in the Fund Complex; Secretary and Chief Legal Officer, The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of Allianz Funds and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 70 funds in the Fund Complex and Chief Compliance Officer, The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 35 funds in the Fund Complex and Assistant Treasurer of the Allianz Funds and The Korea Fund, Inc.

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Manager, Allianz Global Investors Fund Management, LLC; Assistant Treasurer of 70 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Manager, Morgan Stanley and Paralegal, Prudential Financial, Inc./American Skandia.

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).

06.30.07	Allianz Funds Annual Report	63

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. (since 2004); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 70 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP (2004-2005) and Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

64	Allianz Funds Annual Report	06.30.07

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Nicholas-Applegate Capital Management LLC,

NFJ Investment Group L.P.,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PFPC, Inc.

P.O. Box 9688,

Providence RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact you financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any Fund carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2007. For information about any product, contact your financial advisor.

AZ015AR_18367

Allianz Funds Annual Report

JUNE 30, 2007

NACM Stock Funds

Share Class

Institutional
Administrative

GROWTH STOCK FUND

Allianz NACM Growth Fund

Allianz NACM Income & Growth Fund

GLOBAL STOCK FUND

Allianz NACM Global Fund

INTERNATIONAL STOCK FUND

Allianz NACM International Fund

REGIONAL STOCK FUNDS

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Statements of Assets and Liabilities		22
Statement of Operations		23
Statement of Changes in Net Assets		24
Financial Highlights		26
Notes to Financial Statements		30
Report of Independent Registered Public Accounting Firm		37
Federal Income Tax Information		38
Approval of Renewal of the Investment Advisory Contract and Administration Agreement		39
Trustees and Officers of Allianz Funds		41

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunity Fund	6	12
Allianz NACM Global Fund	7	14
Allianz NACM Growth Fund	8	15
Allianz NACM Income & Growth Fund	9	16
Allianz NACM International Fund	10	19
Allianz NACM Pacific Rim Fund	11	21

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2007.

The past 12 months proved to be a positive time for US stocks, albeit one followed by significant volatility in the opening weeks of the new fiscal year. The market’s advance was relatively steady with a sharp downturn in February leading to a quick recovery and resumption of the upward trend in March. During the period covered by this report, global economic growth and liquidity fostered an environment of low interest rates and strong corporate earnings growth. The S&P 500 Index rose 20.59% for the period.

Value stocks outperformed growth stocks during the period. The Russell 1000 Value Index returned 21.85% compared to a 19.06% advance for the Russell 1000 Growth Index. Growth stocks outperformed value stocks in the second half of the period as compelling valuations and signs of slowing economic growth caused investors to favor companies with improving economic fundamentals.

Smaller-capitalization stock returns lagged those of large and mid cap stocks for the period. The Russell 2000 Index posted a 16.43% return; the Russell MidCap Index advanced 20.83%.

For more detailed information about how your Allianz Fund performed in this environment, please read the commentary in this report. If you have any questions, please contact your financial advisor. You can also call us at 1-800-498-5413 or visit www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and we look forward to serving your investing needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 7, 2007

Annual Report	June 30, 2007	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the NACM International Fund is the Institutional class, and the Administrative shares were first offered on 1/06. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which is from 1/01/07 to 6/30/07.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

4	Allianz Funds

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-800-498-5413.

Annual Report	June 30, 2007	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the sub-advisor, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•	The Fund’s outperformance relative to the MSCI Emerging Markets Index was driven by stock selection, which was especially strong in China, South Korea and the consumer discretionary sector.

•

One of the portfolio’s best-performing holdings was China Hongxing Sports, an athletic shoe manufacturer that benefited from rising domestic consumption and a favorable outlook for the shoe industry. Capital markets firm Korea Investment Holdings was another top contributor, boosted by expectations for strong growth in its asset management business.

•	Relative performance was hindered by stock selection in Thailand, where real estate company Amata was a notable underperformer amid disappointing land sales.

•

An underweight in telecommunication services also detracted from performance. Overall, stocks in this sector turned in impressive results, fueled by robust demand for wireless services in China, India and Latin America.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Institutional Class	61.11%	—	—	45.49%
MSCI Emerging Markets Index	44.98%	—	—	37.23%
Lipper Emerging Markets Fund Average	45.23%	—	—	36.11%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.36%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

Brazil	14.1%
China	13.9%
South Korea	12.8%
Russia	7.1%
Taiwan	6.4%
South Africa	6.2%
Mexico	6.0%
Indonesia	4.4%
Other	25.6%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,279.20	$1,018.45
Expenses Paid During Period	$7.23	$6.41

Expenses are equal to the expense ratio of 1.28% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	Stock selection in the United States, Spain and the consumer staples sector had a positive impact on performance versus the MSCI All County World Index.

•

Notable contributors to Fund performance included Freescale Semiconductor, a U.S. chip manufacturer that was acquired by a group of private equity investors; Técnicas Reunidas, a Spanish engineering firm that experienced strong revenue growth; and C&C Group, an Irish beverage company that benefited from the successful U.K. launch of its Magners branded cider.

•	Stock selection was weakest in South Korea, Japan and the financials sector, contributing to the Fund’s underperformance relative to the index.

•

Significant detractors from performance included Samsung Electronics, a South Korean electronics company, and Mitsubishi UFJ Financial Group, a Japanese financial services firm. Samsung Electronics was hurt by falling prices for dynamic random access memory (DRAM) semiconductors, which it manufactures. Mitsubishi UFJ Financial Group declined in response to several factors, including sluggish demand for large corporate loans.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (07/19/02)
Allianz NACM Global Fund Institutional Class	25.26%	—	—	21.27%
Allianz NACM Global Fund Administrative Class	24.99%	—	—	20.98%
MSCI All Country World Index	25.23%	—	—	17.25%
Lipper Global Multi-Cap Growth Fund Average	25.93%	—	—	17.11%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.07% for Institutional shares and 1.32% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United States	35.9%
Japan	10.3%
United Kingdom	8.1%
Switzerland	7.2%
France	6.2%
Germany	5.3%
Hong Kong	4.5%
Netherlands	3.5%
Other	17.3%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,115.20	$1,113.80	$1,019.55	$1,018.33
Expenses Paid During Period	$5.55	$6.83	$5.30	$6.52

For each class of the Fund, expenses are equal to the expense ratio for the class (1.06% for Institutional Class, 1.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	7

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s outperformance relative to the Russell 1000 Growth Index was due to stock selection, which was positive in most sectors.

•

Stock selection was particularly strong among materials and energy companies, where Phelps Dodge and National Oilwell Varco were the top contributors. Copper producer Phelps Dodge was acquired by a competitor at a significant premium. National Oilwell Varco, a manufacturer of equipment used in oil and gas production, benefited from robust demand for offshore drilling rigs.

•

Stock selection in the information technology sector subtracted the most from performance versus the index. Within information technology, the top detractor was Network Appliance, a provider of data storage systems. The company experienced a shortfall in order bookings that it attributed to economic concerns that dampened U.S. information technology (IT) spending in March.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (07/19/02)
Allianz NACM Growth Fund Institutional Class	21.27%	—	—	12.29%
Allianz NACM Growth Fund Administrative Class	20.96%	—	—	12.01%
Russell 1000 Growth Index	19.06%	—	—	10.72%
Lipper Multi-Cap Growth Fund Average	18.72%	—	—	13.79%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.77% for Institutional shares and 1.02% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	31.4%
Healthcare	16.1%
Consumer Discretionary	14.6%
Industrial	9.9%
Materials & Processing	6.2%
Energy	5.7%
Financial Services	3.6%
Telecommunications	2.9%
Other	8.3%
Cash & Equivalents — net	1.3%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,089.80	$1,088.00	$1,021.08	$1,019.84
Expenses Paid During Period	$3.89	$5.18	$3.76	$5.01

For each class of the Fund, expenses are equal to the expense ratio for the class (0.75% for Institutional Class, 1.00% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Income & Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Income & Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•

The Fund’s performance was largely due to company selection, which added the most value in the materials and energy sectors. National Oilwell Varco and Schlumberger, providers of oilfield equipment and services, were notable performers in the energy sector. National Oilwell Varco reported better-than-expected quarterly operating results and significant growth in its order backlog. Schlumberger exceeded analysts’ revenue projections and maintained good control over costs.

•

Relative performance was negatively impacted by company selection in utilities, a sector that came under pressure due to a spike in interest rates. Exelon, an electric utility focused on serving the Illinois and Pennsylvania markets, was a major detractor due to increased legislative risk in Illinois.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception* (2/28/07)
Allianz NACM Income & Growth Fund Institutional Class	—	—	—	5.29%
S&P 500 Index	—	—	—	7.47%
Lehman Aggregate Bond Index	—	—	—	–0.52%
Lipper Flexible Portfolio Fund Average	—	—	—	5.27%

*Cumulative return

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.91%. Expense ratio information is as of the Fund’s current prospectus dated 02/28/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	12.7%
Telecommunications	11.6%
Technology	6.7%
Healthcare & Hospitals	6.0%
Oil & Gas	5.8%
Retail	5.7%
Utilities	5.1%
Automotive	4.5%
Other	37.1%
Cash & Equivalents — net	4.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,052.90	$996.98
Expenses Paid During Period	$3.10	$3.01

For each class of the Fund, expenses are equal to the expense ratio for the class (1.22% for Institutional Class, 1.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 121/365 (to reflect the period from the Fund’s inception on 2/28/07).

Annual Report	June 30, 2007	9

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•	Relative performance was helped by security selection in Japan and the information technology and industrials sectors.

•

The Fund’s best-performing holdings included Japanese stocks Nintendo, a video game maker that experienced brisk sales of its portable game console; Marubeni, a trading company whose restructuring efforts were recognized by investors; and Pacific Metals, a ferronickel manufacturer that benefited from surging nickel prices.

•	Stock selection in the United Kingdom and the materials sector had a negative impact on results, contributing to the Fund’s underperformance versus the MSCI EAFE Index.

•

HBOS, a British financial services firm, was a major detractor. The company’s shares advanced but did not keep pace with the broader U.K. market due to concerns about earnings quality. Below-index exposure to mining companies BHP Billiton and Rio Tinto was also unfavorable, as these stocks posted steep gains amid robust global demand for commodities.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (05/07/01)†
Allianz NACM International Fund Institutional Class	25.43%	22.56%	—	16.31%
Allianz NACM International Fund Administrative Class	25.12%	22.26%	—	16.02%
MSCI EAFE Index	27.00%	17.74%	—	10.92%
Lipper International Multi-Cap Core Fund Average	27.10%	16.82%	—	10.93%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.07% for Institutional shares and 1.33% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Cumulative Returns Through June 30, 2007

Country Allocation

Japan	24.3%
United Kingdom	22.7%
Switzerland	10.6%
Sweden	7.6%
France	7.1%
Germany	6.9%
Italy	3.8%
Spain	2.2%
Other	13.2%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,095.20	$1,093.90	$1,019.69	$1,018.35
Expenses Paid During Period	$5.35	$6.75	$5.16	$6.51

For each class of the Fund, expenses are equal to the expense ratio for the class (1.03% for Institutional Class, 1.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Pacific Rim Fund seeks to achieve long-term growth of capital by normally investing at least 80% of its net assets in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries.

•	Positive stock selection in the majority of countries and sectors drove the Fund’s outperformance relative to the MSCI Pacific Index.

•	Stock selection added the most value in China and the industrials and financials sectors.

•

Top contributors included China Communications Construction Company, a port developer that benefited from the country’s infrastructure spending boom; Hengan International Group, a Chinese manufacturer of personal care products with a loyal and expanding customer base; and Tokyu Land, a Japanese real estate firm that enjoyed rising office rents.

•	Stock selection in the utilities sector was an area of relative weakness.

•

Perusahaan Gas Negara, an Indonesian gas utility, underperformed amid production delays and regulatory uncertainty. An underweight in Australia, one of the best-performing markets in the index, also detracted. Surging commodity exports helped lift consumer confidence and drive Australia’s unemployment rate to its lowest level in more than thirty years.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Institutional Class	35.84%	23.04%	—	16.91%
MSCI Pacific Index	15.86%	15.60%	—	7.38%
Lipper Pacific Region Fund Average	28.28%	19.46%	—	10.84%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.37%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

Japan	50.1%
China	10.1%
Australia	9.5%
Singapore	7.1%
Indonesia	4.8%
South Korea	4.3%
Philippines	3.4%
Malaysia	2.9%
Other	5.0%
Cash & Equivalents — net	2.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,193.90	$1,018.10
Expenses Paid During Period	$7.34	$6.76

Expenses are equal to the expense ratio of 0.91% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	11

Schedule of Investments

NACM Emerging Markets Opportunities Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—89.5%
Argentina—0.7%
Tenaris S.A. ADR	12,100	$592

Brazil—9.4%
Companhia Vale do Rio Doce ADR	19,100	851
Cyrela Brazil Realty S.A.	33,600	417
Gerdau S.A. ADR	35,150	904
Localiza Rent A Car	50,300	567
Lojas Renner S.A.	39,700	747
Petroleo Brasileiro S.A. ADR	14,200	1,722
Rossi Residencial S.A.	42,800	907
Unibanco - Uniao de Bancos Brasileiros S.A. GDR	15,900	1,795

		7,910

China—13.9%
China Communications Construction Co., Ltd.	1,111,000	1,991
China Hongxing Sports Ltd.	3,652,000	2,153
China Infrastructure Machinery Holdings Ltd.	596,000	1,303
China Shenhua Energy Co., Ltd., Class H	295,300	1,021
Fibrechem Tech Ltd.	1,159,000	1,038
Guangzhou R&F Properties Co., Ltd.	104,800	322
Hengan International Group Co., Ltd.	298,000	1,060
Industrial & Commercial Bank of China	976,000	541
Nine Dragons Paper Holdings Ltd.	477,900	1,114
Tencent Holdings Ltd.	101,000	405
Tianjin Development Holdings	754,000	821

		11,769

Egypt—1.6%
Orascom Construction Industries GDR	10,130	1,339

Hong Kong—1.3%
Belle International Holdings Ltd. (b)	612,000	676
Samling Global Ltd. (b)	1,048,000	405

		1,081

India—2.3%
Reliance Industries Ltd. GDR (a)	14,753	1,246
Satyam Computer Services Ltd. ADR	27,700	686

		1,932

Indonesia—4.4%
PT Bakrie & Brothers Tbk. (b)	27,604,500	901
PT Bank Niaga Tbk.	6,784,500	615
PT Ciputra Surya Tbk.	3,625,000	475
PT Kawasan Industri Jababeka Tbk. (b)	26,099,500	621
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk.	262,500	189
PT United Tractors Tbk.	990,500	905

		3,706

Israel—1.0%
Nice Systems Ltd. ADR (b)	23,300	810

Malaysia—3.6%
Burniputra Commerce Holdings Bhd	418,700	1,418
IOI Corp.	531,300	802

	Shares	Value (000s)

Steppe Cement Ltd. (b)	70,091	$466
UEM World Bhd	294,700	323

		3,009

Mexico—6.0%
America Movil S.A. de C.V. ADR	25,160	1,558
Banco Compartamos S.A. de C.V. (b)	181,600	1,135
Cemex S.A. de C.V. ADR (b)	9,752	360
Consorcio ARA S.A. de C.V.	331,300	533
Corp GEO S.A. de C.V. (b)	103,400	568
Grupo Famsa S.A. (b)	160,800	938

		5,092

Peru—2.7%
Credicorp Ltd.	21,700	1,327
Southern Copper Corp.	9,800	924

		2,251

Philippines—4.0%
Aboitiz Equity Ventures, Inc.	666,000	121
Banco de Oro Universal Bank	475,600	714
Bank of the Philippine Islands	451,100	668
Filinvest Land, Inc. (b)	11,166,800	521
Megaworld Corp. (b)	7,885,400	682
Robinsons Land Corp.	1,527,300	644

		3,350

Poland—0.8%
Globe Trade Centre S.A. (b)	40,167	699

Russia—7.1%
Evraz Group S.A. GDR	41,971	1,721
LUKOIL ADR	10,400	792
OAO Gazprom ADR	19,324	808
Pharmstandard GDR (b)	32,100	539
Unified Energy System GDR (a)(b)	10,558	1,428
VTB Bank OJSC GDR (a)(b)	67,000	736

		6,024

Singapore—3.5%
Jiutian Chemical Group Ltd.	484,000	769
Midas Holdings Ltd.	423,000	576
Straits Asia Resources Ltd.	1,073,000	1,054
Yanlord Land Group Ltd.	265,000	545

		2,944

South Africa—6.2%
Exxaro Resources Ltd.	79,571	747
Grindrod Ltd.	239,840	746
Impala Platinum Holdings Ltd.	32,252	981
Kumba Iron Ore Ltd.	32,149	839
Naspers Ltd.	21,299	547
Sasol Ltd.	9,045	340
Wilson Bayly Holmes-Ovcon Ltd.	67,624	988

		5,188

South Korea—12.8%
Daelim Industrial Co.	4,291	638
Hyundai Engineering & Construction Co., Ltd. (b)	16,210	1,183
Hyunjin Materials Co., Ltd.	21,113	938
Industrial Bank of Korea	48,620	990
KIWOOM Securities Co., Ltd.	5,183	394
Korea Investment Holdings Co., Ltd.	17,640	1,204
Korea Zinc Co., Ltd.	4,975	845
LG Household & Health Care Ltd.	3,088	448
NHN Corp. (b)	5,076	924
Samsung Heavy Industries Co., Ltd.	19,570	956

	Shares	Value (000s)

Shinsegae Co., Ltd.	560	$364
STX Pan Ocean Co., Ltd.	1,432,000	1,910

		10,794

Taiwan—6.4%
Advanced Semi-conductor Engineering, Inc. (b)	435,943	593
ASE Test Ltd. (b)	53,600	754
Asustek Computer, Inc.	234,000	643
AU Optronics Corp. ADR	55,500	955
Catcher Technology Co., Ltd.	54,263	507
Cathay Financial Holding Co., Ltd.	220,203	526
Far Eastern Textile Co., Ltd.	433,600	444
Siliconware Precision Industries Co., Ltd.	468,306	999

		5,421

United States—1.8%
NII Holdings, Inc., Class B (b)	18,600	1,502

Total Common Stock (cost—$52,419)		75,413

PREFERRED STOCK—4.7%
Brazil—4.7%
All America Latina Logistica S.A., UNIT	77,800	1,065
Duratex S.A.	57,300	1,648
Lojas Americanas S.A.	5,400,000	431
Usinas Siderurgicas de Minas Gerais S.A.	14,400	821

Total Preferred Stock (cost—$2,888)		3,965

RIGHTS (b)—0.0%
South Korea—0.0%
KIWOOM Securities Co., Ltd. (cost—$0)	694	10

WARRANTS (b)—2.3%
	Units
India—2.3%
Merrill Lynch-Reliance Communications Ltd., Expires 1/25/11	73,680	936
Sterlite Industries India Ltd., Expires 6/14/10	69,444	998

Total Warrants (cost—$1,610)		1,934

	Principal Amount (000s)
Repurchase Agreement—9.0%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $7,617; collateralized by Fannie Mae 5.945%, due 6/7/27, valued at $7,766 including accrued interest (cost—$7,614)	$7,614	7,614

Total Investments (cost—$64,531) (c)—105.5%		88,936

Liabilities in excess of other assets—(5.5%)		(4,667)

Net Assets—100.0%		$84,269

12	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

NACM Emerging Markets Opportunities Fund

June 30, 2007

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are considered to be illiquid.

(b) Non-income producing.

(c) Securities with an aggregate value of $50,128 representing 59.49% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	13

Schedule of Investments

NACM Global Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.2%
Brazil—1.2%
Unibanco - Uniao de Bancos Brasileiros S.A. GDR	5,200	$587

China—2.4%
AAC Acoustic Technology Holdings, Inc. (a)	348,000	392
China Mobile Ltd.	72,500	782

		1,174

Finland—1.1%
Outotec Oyj	10,425	572

France—6.2%
Alcatel S.A. ADR	34,600	484
AXA S.A.	19,480	837
Total S.A.	10,777	874
Veolia Environnement	11,100	872

		3,067

Germany—5.3%
Commerzbank AG	10,519	505
Continental AG	5,353	756
Henkel KGaA	12,873	615
Siemens AG	5,253	756

		2,632

Greece—0.8%
OPAP S.A.	11,480	406

Hong Kong—4.5%
Hang Lung Properties Ltd.	113,000	390
Hutchison Whampoa Ltd.	43,000	427
Jardine Matheson Holdings Ltd.	30,800	734
Kowloon Development Co., Ltd.	187,000	373
Melco International Development	194,000	288

		2,212

Indonesia—1.0%
PT Indosat Tbk.	666,500	479

Ireland—1.1%
Icon PLC ADR (a)	12,100	529

Italy—1.7%
Unicredito Italiano SpA	93,276	833

Japan—10.3%
Aichi Corp.	31,900	436
Asics Corp.	35,000	433
Chugai Pharmaceutical Co., Ltd.	18,800	338
Geo Corp.	156	264
Joint Corp.	16,800	527
Mitsubishi Tokyo Financial Group, Inc.	53	584
NGK Spark Plug Co., Ltd.	16,000	278
Nisshinbo Industries, Inc.	25,000	349
Nitori Co., Ltd.	9,200	459
Rakuten, Inc.	670	225
Sony Corp. ADR	14,300	735
Sumco Corp.	9,500	476

		5,104

Netherlands—3.5%
Koninklijke Ahold NV (a)	50,516	634
Koninklijke (Royal) Philips Electronics NV	13,897	589
Royal Numico NV	9,916	515

		1,738

South Korea—2.8%
Kookmin Bank	6,585	578
Osstem Implant Co., Ltd. (a)	8,173	385

	Shares	Value (000s)

Samsung Electronics Co., Ltd.	735	$449

		1,412

Spain—1.6%
Tecnicas Reunidas S.A.	11,849	796

Sweden—1.6%
Telefonaktiebolaget LM Ericsson, Class B	202,000	806

Switzerland—7.2%
Adecco S.A.	5,315	411
Credit Suisse Group	7,689	546
Nestle S.A.	2,235	849
Panalpina Welttransport Holding AG	1,922	406
Roche Holdings AG	4,786	848
Sika AG	250	508

		3,568

Taiwan—0.9%
United Microelectronics Corp. ADR	130,400	446

United Kingdom—8.1%
ARM Holdings PLC	218,250	639
IG Group Holdings PLC	105,678	624
International Power PLC	79,254	681
Reed Elsevier PLC	44,969	581
Standard Chartered PLC	28,632	934
Wellstream Holdings PLC (a)	62,880	538

		3,997

United States—35.9%
3M Co.	7,500	651
Abercrombie & Fitch Co., Class A	6,800	496
Affiliated Managers Group, Inc. (a)	4,500	579
Ansys, Inc. (a)	23,400	620
Apollo Investment Corp.	26,000	560
Apple, Inc. (a)	7,200	879
Assurant, Inc.	10,300	607
Boeing Co.	7,700	740
Cerner Corp. (a)	6,400	355
Corning, Inc. (a)	34,500	881
DaVita, Inc. (a)	6,100	329
Genzyme Corp. (a)	9,900	638
Helmerich & Payne, Inc.	21,800	772
Hess Corp.	14,000	825
ITT Industries, Inc.	8,400	574
Limited Brands, Inc.	18,800	516
Morgan Stanley	5,800	487
Occidental Petroleum Corp.	13,900	805
Oracle Corp. (a)	36,800	725
Praxair, Inc.	8,600	619
Psychiatric Solutions, Inc. (a)	15,300	555
QUALCOMM, Inc.	10,300	447
Spansion LLC (a)	37,900	421
Thermo Fisher Scientific, Inc. (a)	12,200	631
Volcom, Inc. (a)	15,700	787
Waters Corp. (a)	10,400	617
Wyeth	14,300	820
XTO Energy, Inc.	13,200	793

		17,729

Total Common Stock (cost—$42,076)		48,087

WARRANTS (a)—1.1%
	Units
Taiwan—1.1%
Merrill Lynch—Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (cost—$388)	63,880	551

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $733; collateralized by Fannie Mae 5.05%, due 4/28/15, valued at $749 including accrued interest (cost—$733)	$733	$733

Total Investments (cost—$43,197) (b)—99.8%		49,371

Other assets less liabilities—0.2%		80

Net Assets—100.0%		$49,451

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $25,303, representing 51.17% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

14	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.7%
Capital Goods—1.0%
Cummins, Inc.	2,300	$233

Chemicals—2.4%
Monsanto Co.	8,700	588

Consumer Discretionary—14.6%
Darden Restaurants, Inc.	7,100	312
Dollar Tree Stores, Inc. (a)	7,700	335
GameStop Corp., Class A (a)	6,200	243
Gannett Co., Inc.	8,200	451
J.C. Penney Co., Inc.	4,500	326
Johnson Controls, Inc.	2,300	266
Kohl’s Corp. (a)	7,200	511
Macy’s, Inc.	5,700	227
McDonald’s Corp.	5,800	294
News Corp., Class B	9,500	218
Walt Disney Co.	11,300	386

		3,569

Consumer Staples—2.6%
General Mills, Inc.	2,700	158
Procter & Gamble Co.	3,890	238
Wal-Mart Stores, Inc.	5,000	240

		636

Energy—5.7%
Frontier Oil Corp.	6,900	302
National-Oilwell Varco, Inc. (a)	5,100	532
Noble Energy, Inc.	3,900	243
Valero Energy Corp.	4,500	332

		1,409

Financial Services—3.6%
Goldman Sachs Group, Inc.	2,600	563
Morgan Stanley	3,900	327

		890

Healthcare—16.1%
Abbott Laboratories	6,000	321
Aetna, Inc.	11,100	548
Cigna Corp.	5,700	298
Intuitive Surgical, Inc. (a)	1,800	250
Johnson & Johnson	13,400	826
Laboratory Corp. of America Holdings (a)	3,800	297
McKesson Corp.	6,300	376
Schering-Plough Corp.	8,300	253
UnitedHealth Group, Inc.	9,800	501
WellCare Health Plans, Inc. (a)	3,000	272

		3,942

Industrial—9.9%
AGCO Corp. (a)	8,000	348
Boeing Co.	2,900	279
Lockheed Martin Corp.	6,100	574
Manpower, Inc.	3,600	332
Parker Hannifin Corp.	3,800	372
Raytheon Co.	5,700	307
Thomas & Betts Corp. (a)	3,900	226

		2,438

Materials & Processing—6.2%
American Standard Cos., Inc.	8,700	513
Cabot Corp.	6,100	291
Freeport-McMoRan Copper & Gold, Inc., Class B	2,300	190
Precision Castparts Corp.	4,400	534

		1,528

Multi-Media —1.3%
Echostar Communications Corp., Class A (a)	7,100	308

	Shares	Value (000s)

Technology—31.4%
Apple, Inc. (a)	2,800	$342
BEA Systems, Inc. (a)	21,200	290
BMC Software, Inc. (a)	8,900	270
Broadcom Corp., Class A (a)	7,700	225
Cisco Systems, Inc. (a)	38,100	1,061
eBay, Inc. (a)	11,400	367
EMC Corp. (a)	13,200	239
Hewlett-Packard Co.	13,700	611
Intel Corp.	29,100	691
International Business Machines Corp.	6,400	674
MEMC Electronic Materials, Inc. (a)	5,400	330
Microsoft Corp.	38,500	1,135
Network Appliance, Inc. (a)	9,800	286
NVIDIA Corp. (a)	6,200	256
Oracle Corp. (a)	18,900	372
QUALCOMM, Inc.	7,100	308
Symantec Corp. (a)	12,600	255

		7,712

Telecommunications—2.9%
Juniper Networks, Inc. (a)	6,900	174
Verizon Communications, Inc.	12,900	531

		705

Utilities—1.0%
Constellation Energy Group, Inc.	2,900	253

Total Common Stock (cost—$22,575)		24,211

	Principal Amount (000s)
Repurchase Agreement—1.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $474; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $487 including accrued interest (cost—$474)	$474	474

Total Investments (cost—$23,049)—100.6%		24,685

Liabilities in excess of other assets—(0.6%)		(143)

Net Assets—100.0%		$24,542

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	15

Schedule of Investments

NACM Income & Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—33.8%
Aerospace—1.7%
Boeing Co. (b)	1,900	$183
L-3 Communications Holdings, Inc. (b)	1,900	185

		368

Automotive—0.9%
Johnson Controls, Inc. (b)	1,700	197

Capital Goods—1.7%
General Electric Co. (b)	4,700	180
Textron, Inc. (b)	1,700	187

		367

Chemicals—1.8%
Celanese Corp. (b)	5,000	194
Monsanto Co. (b)	2,800	189

		383

Consumer Discretionary—1.7%
Manpower, Inc. (b)	2,100	194
McKesson Corp. (b)	3,000	179

		373

Diversified Manufacturing—0.8%
Terex Corp. (b)(c)	2,200	179

Energy—1.7%
National-Oilwell Varco, Inc. (b)(c)	1,800	188
Valero Energy Corp. (b)	2,400	177

		365

Food & Beverage—0.8%
Molson Coors Brewing Co. (b)	1,900	176

Healthcare & Hospitals—4.0%
Abbott Laboratories (b)	2,900	155
Baxter International, Inc. (b)	3,100	175
Bristol-Myers Squibb Co. (b)	5,900	186
Gilead Sciences, Inc. (b)(c)	4,700	182
Merck & Co., Inc. (b)	3,400	170

		868

Industrial—0.9%
AGCO Corp. (b)(c)	4,200	182

Insurance—1.7%
Cigna Corp. (b)	3,300	172
Prudential Financial, Inc. (b)	1,900	185

		357

Machinery—0.8%
Deere & Co. (b)	1,400	169

Metals & Mining—1.6%
Freeport-McMoRan Copper & Gold, Inc., (b)	2,200	182
U.S. Steel Corp. (b)	1,500	163

		345

Oil & Gas—1.8%
Diamond Offshore Drilling, Inc. (b)	1,900	193
Schlumberger Ltd. (b)	2,200	187

		380

Pharmaceuticals—0.9%
Medco Health Solutions, Inc. (b)(c)	2,400	187

Retail—0.9%
Target Corp. (b)	3,000	191

Semi-conductors—0.9%
Intel Corp. (b)	8,200	195

	Shares	Value (000s)

Technology—4.2%
EMC Corp. (c)	10,600	$192
International Business Machines Corp. (b)	1,700	179
Microsoft Corp. (b)	5,900	174
Oracle Corp. (b)(c)	9,500	187
Texas Instruments, Inc.	5,000	188

		920

Telecommunications—3.4%
Harris Corp. (b)	3,400	186
Juniper Networks, Inc. (b)(c)	7,400	186
QUALCOMM, Inc. (b)	4,500	195
Verizon Communications, Inc. (b)	4,100	169

		736

Transportation—0.8%
CSX Corp. (b)	4,000	180

Utilities—0.8%
Constellation Energy Group, Inc. (b)	1,900	165

Total Common Stock (cost—$7,277)		7,283

CONVERTIBLE PREFERRED STOCK—24.3%
Automotive—1.7%
Ford Motor Co. Capital Trust II,
6.50%, 1/15/32	4,650	179
General Motors Corp., Ser. C,
6.25%, 7/15/33	7,100	178

		357

Consumer Discretionary—1.6%
Stanley Works,
6.975%, 5/17/12 (c)	160	177
United Rentals Trust I,
6.50%, 8/1/28	3,550	175

		352

Consumer Staples—0.8%
Bunge Ltd.,
4.875%, 12/31/49	1,500	175

Financial Services—11.8%
Citigroup Funding, Inc., Ser. GNW,
4.583%, 9/27/08	5,500	173
E*Trade Financial Corp.,
6.125%, 11/18/08	5,550	155
Goldman Sachs Group, Inc., Ser. CSCO,
12.00%,12/12/07 (Cisco Systems, Inc.) (e)	6,900	180
Goldman Sachs Group, Inc., Ser. DISH,
20.00%, 3/6/08 (Echostar Communications Corp.) (e)	4,080	162
Goldman Sachs Group, Inc., Ser. TWX, 20.00%, 12/31/07 (Time Warner, Inc.) (e)	8,500	163
Lazard Ltd.,
6.25%, 5/15/08	4,300	167
Lehman Brothers Holdings, Inc., Ser. GIS,
6.25%, 10/15/07 (General Mills, Inc.) (e)	6,120	166
Lehman Brothers Holdings, Inc., Ser. HPQ,
20.00%, 2/24/08 (Hewlett-Packard Co.) (e)	4,120	171

	Shares	Value (000s)

Lehman Brothers Holdings, Inc., Ser. UTX,
20.00%, 8/15/07 (United Technologies Corp.) (e)	2,900	$174
Morgan Stanley, Ser. DIS,
20.00%, 3/24/08 (Walt Disney Co.) (e)	5,250	171
Morgan Stanley, Ser. GOOG,
20.00%, 3/8/08 (Google, Inc.) (e)	370	169
Morgan Stanley, Ser. T,
20.00%, 1/31/08 (AT&T, Inc.) (e)	4,650	167
Morgan Stanley, Ser. XOM,
20.00%, 12/15/07 (Exxon Mobil Corp.) (e)	2,400	176
Platinum Underwriters Holdings Ltd., Ser. A,
6.00%, 2/15/09	5,400	178
Wells Fargo & Co., Ser. AAPL,
8.00%, 6/1/08	1,500	178

		2,550

Healthcare & Hospitals—0.9%
Schering-Plough Corp.,
6.00%, 9/14/07	2,700	186

Hotels/Gaming—0.8%
Felcor Lodging Trust, Inc., Ser. A, REIT,
1.95%, 12/31/49 (c)	6,800	173

Industrial—0.8%
Allied Waste Industries, Inc., Ser. D,
6.25%, 3/1/08	490	173

Insurance—1.7%
Metlife, Inc.,
6.375%, 8/15/08	5,200	169
XL Capital Ltd.,
7.00%, 2/15/09	6,800	200

		369

Oil & Gas—0.8%
Chesapeake Energy Corp.,
5.00%, 12/31/49	1,500	167

Telecommunications—0.9%
Crown Castle International Corp.,
6.25%, 8/15/12	3,150	182

Utilities—2.5%
AES Trust III,
6.75%, 10/15/29	3,550	178
Entergy Corp.,
7.625%, 2/17/09	2,850	188
NRG Energy, Inc.,
5.75%, 3/16/09	485	179

		545

Total Convertible Preferred Stock (cost—$5,210)		5,229

16	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont’d.)

NACM Income & Growth Fund

June 30, 2007

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES—26.1%
Apparel & Textiles—1.0%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B	$200	$215

Automotive—1.9%
Accuride Corp.,
8.50%, 2/1/15	B3/B-	200	198
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	Ba3/BB	200	198

			396

Diversified Manufacturing—0.9%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15 (a)	Caa1/B-	200	192

Financial Services—0.9%
KAR Holdings, Inc.,
8.75%, 5/1/14 (a)	B3/CCC	200	197

Healthcare & Hospitals—1.1%
HCA, Inc.,
9.25%, 11/15/16 (a)	B2/BB-	200	214
Sun Healthcare Group, Inc.,
9.125%, 4/15/15 (a)	B3/CCC+	25	26

			240

Machinery—0.9%
Terex Corp.,
7.375%, 1/15/14	B1/B+	200	201

Metals & Mining—0.9%
Steel Dynamics, Inc.,
6.75%, 4/1/15 (a)	Ba2/BB+	200	197

Multi-Media—0.9%
Echostar DBS Corp., 7.125%, 2/1/16	Ba3/BB-	200	196

Oil & Gas—2.3%
Complete Production Services, Inc., 8.00%, 12/15/16 (a)	B2/B	200	203
Copano Energy LLC, 8.125%, 3/1/16	B2/B+	200	204
Dynegy Holdings, Inc., 7.75%, 6/1/19 (a)	B2/B-	100	93

			500

Printing/Publishing—2.9%
Cenveo Corp., 7.875%, 12/1/13	B3/B-	200	197
Idearc, Inc., 8.00%, 11/15/16	B2/B+	200	203
RH Donnelley, Inc., 10.875%, 12/15/12	B2/B	200	214

			614

Retail—4.8%
Bon-Ton Stores, Inc., 10.25%, 3/15/14	B3/B-	200	204
Michaels Store, Inc., 10.00%, 11/1/14 (a)	B2/CCC	200	206
Neiman-Marcus Group, Inc., 10.375%, 10/15/15	B3/B-	200	221
Rite Aid Corp., 8.625%, 3/1/15	Caa1/CCC+	200	188
Star Gas Partners L.P., Ser. B, 10.25%, 2/15/13	Caa3/CCC	200	215

			1,034

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Semi-conductors—0.9%
Freescale Semi-conductor, Inc., 10.125%, 12/15/16 (a)	B2/B	$200	$189

Technology—0.9%
Unisys Corp., 8.00%, 10/15/12	B2/B+	200	196

Telecommunications—4.8%
Cricket Communications, Inc., 9.375%, 11/1/14	Caa1/CCC	200	207
Level 3 Financing, Inc., 9.25%, 11/1/14	B3/CCC+	200	203
Millicom International Cellular S.A., 10.00%, 12/1/13	B2/B+	200	218
West Corp., 11.00%, 10/15/16	Caa1/B-	200	210
Yankee Acquisition Corp., Ser. B, 8.50%, 2/15/15	B3/CCC+	200	195

			1,033

Utilities—1.0%
PSE&G Energy Holdings LLC, 10.00%, 10/1/09	Ba3/BB-	200	216

Total Corporate Bonds & Notes (cost—$5,716)			5,616

CONVERTIBLE BONDS—6.8%
Oil & Gas—0.9%
Devon Energy Corp., 4.95%, 8/15/08	Baa2/BBB	125	197

Printing/Publishing—1.0%
Bowne & Co., Inc., 5.00%, 10/1/33	B2/B-	200	223

Technology—1.6%
Equinix, Inc., 2.50%, 4/15/12	NR/NR	175	183
Maxtor Corp., 6.80%, 4/30/10	Ba1/B	145	153

			336

Telecommunications—2.5%
CenturyTel, Inc., 4.75%, 8/1/32	Baa2/BBB	150	187
Level 3 Communications, Inc., 6.00%, 3/15/10	Caa3/CCC	190	183
Nortel Networks Corp., 4.25%, 9/1/08	B3/B-	170	169

			539

Utilities—0.8%
PG&E Corp., 9.50%, 6/30/10	NR/NR	50	164

Total Convertible Bonds (cost—$1,429)			1,459

U.S. TREASURY BONDS & NOTES—4.7%
U.S. Treasury Notes, 10.375%, 11/15/12 (cost—$1,020)		1,000	1,019

SHORT-TERM INVESTMENTS—6.2%
Convertible Bonds—0.8%
Banking—0.8%
UBS AG, 22.00%, 8/15/07 (a)	NR/NR	175	166

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.4%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $1,170; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $1,198 including accrued interest (cost—$1,170)	$1,170	$1,170

Total Short-Term Investments (cost—$1,334)		1,336

Total Investments before options written (cost—$21,996)—101.9%		21,942

OPTIONS WRITTEN (c)—(0.5)%
	Contracts
Call Options—(0.5)%
Abbott Laboratories (CBOE) strike price $60, expires 8/18/07	20	— (d)
AGCO Corp. (CBOE) strike price $50, expires 11/17/07	30	(5)
Baxter International, Inc. (CBOE) strike price $60, expires 11/17/07	22	(3)
Boeing Co. (CBOE) strike price $100, expires 8/18/07	13	(2)
Bristol-Myers Squibb Co. (CBOE) strike price $35, expires 8/18/07	40	(1)
Celanese Corp. (CBOE) strike price $40, expires 9/22/07	35	(5)
Cigna Corp. (CBOE) strike price $58.375, expires 7/21/07	21	—(d)
Constellation Energy Group, Inc. (CBOE) strike price $100, expires 7/21/07	13	—(d)
CSX Corp. (CBOE) strike price $50, expires 8/18/07	28	(3)
Deere & Co. (CBOE) strike price $130, expires 9/22/07	10	(4)
Diamond Offshore Drilling, Inc. (CBOE) strike price $110, expires 9/22/07	13	(4)
EMC Corp. (CBOE) strike price $19, expires 10/20/07	74	(6)
Freeport-McMoRan Copper & Gold, Inc. (CBOE) strike price $90, expires 8/18/07	15	(4)
General Electric Co. (CBOE) strike price $40, expires 9/22/07	33	(3)
Gilead Sciences, Inc. (CBOE) strike price $42.50, expires 8/18/07	32	(1)
Harris Corp. (CBOE) strike price $55, expires 8/18/07	25	(6)

06.30.07	Allianz Funds Annual Report	17

Schedule of Investments (cont’d.)

NACM Income & Growth Fund

June 30, 2007

	Contracts	Value (000s)

Intel Corp. (CBOE) strike price $25, expires 7/21/07	56	$(2)
International Business Machines Corp. (CBOE) strike price $110, expires 7/21/07	12	(1)
Johnson Controls, Inc. (CBOE) strike price $125, expires 10/20/07	12	(4)
Juniper Networks, Inc. (CBOE) strike price $27.50, expires 10/20/07	50	(6)
Level 3 Communications, Inc. (CBOE) strike price $100, expires 7/21/07	13	(1)
Manpower, Inc. (CBOE) strike price $95, expires 9/22/07	14	(6)
McKesson Corp. (CBOE) strike price $65, expires 8/18/07	20	(1)
Medco Health Solutions, Inc. (CBOE) strike price $85, expires 8/18/07	16	(1)
Merck & Co., Inc. (CBOE) strike price $55, expires 7/21/07	24	—(d)
Microsoft Corp. (CBOE) strike price $32.50, expires 7/21/07	41	—(d)
Molson Coors Brewing Co. (PHLX) strike price $95, expires 7/21/07	13	(1)
Monsanto Co. (CBOE) strike price $75, expires 10/20/07	20	(4)
National-Oilwell Varco, Inc. (CBOE) strike price $115, expires 8/18/07	10	(2)
Oracle Corp. (CBOE) strike price $20, expires 9/22/07	66	(6)
Prudential Financial, Inc. (CBOE) strike price $105, expires 8/18/07	15	(1)
Qualcomm, Inc. (CBOE) strike price $47.50, expires 10/20/07	30	(4)
Schlumberger Ltd. (CBOE) strike price $85, expires 8/18/07	15	(6)
Target Corp. (CBOE) strike price $67.50, expires 8/18/07	21	(3)
Terex Corp. (PHLX) strike price $95, expires 10/20/07	15	(3)
Texas Instruments, Inc. (CBOE) strike price $40, expires 10/20/07	35	(5)
Textron, Inc. (CBOE) strike price $115, expires 9/22/07	12	(5)
U.S. Steel Corp. (CBOE) strike price $135, expires 7/21/07	10	—(d)
Valero Energy Corp. (CBOE) strike price $80, expires 9/22/07	17	(4)

	Contracts	Value (000s)

Verizon Communications, Inc. (CBOE) strike price $45, expires 7/21/07	29	$—(d)

Total Options Written (premiums received—$137)		(113)

Total Investments net of options written (cost—$21,859)—101.4%		21,829

Other liabilities in excess of other assets—(1.4)%		(293)

Net Assets—100.0%		$21,536

Notes to Schedule of Investments:
* Unaudited

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

(d) Amount is less than $500.

(e) Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

Glossary:
CBOE—Chicago Board Options Exchange
NR—Not Rated
PHLX—Philadelphia Stock Exchange
REIT—Real Estate Investment Trust

18	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM International Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.4%
Australia—1.6%
Coca-Cola Amatil Ltd.	289,835	$2,340
David Jones Ltd.	441,761	2,081
OneSteel Ltd.	905,033	4,923
Pacific Brands Ltd.	855,183	2,497

		11,841

Austria—1.1%
RHI AG (a)	110,032	6,006
Voestalpine AG (b)	26,130	2,196

		8,202

Belgium—0.5%
Tessenderlo Chemie NV	60,617	3,699

China—0.6%
China Resources Power Holdings Co.	966,000	2,313
Lee & Man Paper Manufacturing Ltd.	712,000	1,972

		4,285

Denmark—0.2%
FLSmidth & Co. A/S	22,600	1,770

Finland—2.0%
Kesko Oyj	56,217	3,730
Outokumpu Oyj	324,200	10,904

		14,634

France—7.1%
Air France-KLM	49,120	2,286
BNP Paribas	120,308	14,291
Business Objects S.A. (a)	37,000	1,445
Credit Agricole S.A.	123,300	5,003
Peugeot S.A.	59,614	4,802
Renault S.A.	83,428	13,381
SEB S.A.	7,683	1,398
Total S.A.	120,926	9,804

		52,410

Germany—6.9%
Adidas AG	74,650	4,718
BASF AG	86,981	11,424
DaimlerChrysler AG	39,200	3,627
Deutsche Bank AG (b)	135,835	19,771
Salzgitter AG	9,332	1,806
ThyssenKrupp AG	161,537	9,621

		50,967

Greece—0.3%
National Bank of Greece S.A.	43,800	2,494

Hong Kong—2.2%
Cathay Pacific Airways Ltd.	2,226,000	5,536
Cheung Kong Ltd.	112,000	1,469
Foxconn International Holdings Ltd. (a)	766,000	2,185
Hang Lung Group Ltd.	465,000	2,100
Orient Overseas International Ltd.	510,500	4,932

		16,222

Ireland—0.7%
Anglo Irish Bank Corp. PLC	238,794	4,856

Italy—3.8%
Banca Popolare di Verona e Novara S.c.r.l. (b)	49,792	1,432
Banche Popolari Unite S.c.r.l.	413,449	10,509
Enel SpA	613,134	6,590
Eni SpA	150,982	5,474
Indesit Co. SpA	166,200	3,872

		27,877

	Shares	Value (000s)

Japan—24.3%
Brother Industries Ltd.	614,000	$9,016
Canon, Inc.	113,500	6,656
FUJIFILM Holdings Corp.	272,300	12,171
Hitachi Metals Ltd.	132,000	1,446
Itochu Corp.	1,092,000	12,645
Japan Radio Co., Ltd.	417,000	1,594
JFE Holdings, Inc.	49,300	3,064
KDDI Corp.	570	4,223
Kyowa Hakko Kogyo Co., Ltd.	145,000	1,368
Marubeni Corp.	1,553,000	12,775
Mitsui & Co., Ltd.	300,000	5,987
Mitsumi Electric Co., Ltd.	61,900	2,218
Nintendo Co., Ltd.	47,700	17,403
Nippon Chemi-Con Corp.	264,000	2,239
Nippon Steel Corp.	491,000	3,454
Nippon Suisan Kaisha Ltd.	259,900	1,665
Nippon Yusen KK (b)	1,314,000	12,051
Nipro Corp. (b)	700	15
NOK Corp.	72,300	1,526
Sony Corp. (b)	288,300	14,799
Star Micronics Co., Ltd.	85,000	2,268
Sumitomo Corp.	517,000	9,426
Sumitomo Metal Industries Ltd.	1,572,000	9,242
Taiyo Yuden Co., Ltd. (b)	344,000	7,957
TDK Corp.	54,200	5,246
Toyota Motor Corp.	307,000	19,361

		179,815

Netherlands—1.5%
Koninklijke (Royal) KPN NV	219,426	3,641
USG People NV (b)	155,463	7,294

		10,935

New Zealand—0.4%
Fletcher Building Ltd.	307,500	2,929

Norway—0.3%
Renewable Energy Corp. AS (a)(b)	64,000	2,479

Singapore—1.8%
Jardine Cycle & Carriage Ltd.	188,000	1,932
Singapore Airlines Ltd.	487,000	5,985
Venture Corp. Ltd.	296,000	3,034
Wing Tai Holdings Ltd.	793,000	2,065

		13,016

Spain—2.2%
ACS Actividades Construcciones y Servicios S.A.	104,010	6,613
Mapfre S.A.	1,259,035	6,230
Sacyr Vallehermoso S.A. (b)	31,827	1,527
Telefonica S.A. (b)	95,275	2,120

		16,490

Sweden—7.6%
Alfa Laval AB	62,200	3,748
Electrolux AB, Ser. B (b)	60,900	1,442
Hennes & Mauritz AB, Ser. B	225,350	13,324
Nordea Bank AB	215,400	3,364
Sandvik AB	182,300	3,674
SAS AB (a)	225,000	5,174
Skandinaviska Enskilda Banken AB, Class B	294,400	9,479
Ssab Svenskt Stal AB, Ser. A	47,700	1,949
Swedbank AB	47,600	1,720
Trelleborg AB	260,400	7,166
Volvo AB, Ser. B	159,850	3,178
Wihlborgs Fastigheter AB	107,800	1,901

		56,119

Switzerland—10.6%
Actelion Ltd. (a)(b)	101,672	4,528
Nestle S.A.	47,306	17,975

	Shares	Value (000s)

Roche Holdings AG	83,266	$14,754
Swatch Group AG	7,396	2,101
Swiss Reinsurance	192,844	17,587
Temenos Group AG (a)	181,472	4,368
Zurich Financial Services AG	55,905	17,282

		78,595

United Kingdom—22.7%
3i Group PLC	236,976	5,516
Alliance & Leicester PLC	261,395	5,779
Barclays PLC	853,267	11,871
BHP Billiton PLC	92,700	2,575
BT Group PLC	2,273,561	15,132
Cookson Group PLC	113,042	1,601
De La Rue PLC	233,390	3,631
Galiform PLC (a)	815,810	2,221
Game Group PLC	1,215,432	4,061
HBOS PLC	735,089	14,458
Imperial Tobacco Group PLC	88,805	4,094
Kazakhmys PLC	164,458	4,140
Lloyds TSB Group PLC	206,083	2,291
Michael Page International PLC	159,135	1,672
Next PLC	247,334	9,930
Old Mutual PLC	2,859,200	9,635
Reckitt Benckiser PLC	75,056	4,109
Royal Bank of Scotland Group PLC	844,167	10,681
Royal Dutch Shell PLC, Class A	182,763	7,440
Royal Dutch Shell PLC, Class B	512,217	21,352
Standard Life PLC	512,511	3,383
WM Morrison Supermarkets PLC	2,571,018	15,528
Xstrata PLC	105,880	6,304

		167,404

Total Common Stock (cost—$654,832)		727,039

SHORT-TERM INVESTMENTS—8.3%
Collateral Invested for Securities on Loan (d)—7.8%
Allianz Dresdner Daily Asset Fund (e)	57,531,534	57,532

	Principal Amount (000s)
Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $4,065; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $4,145 including accrued interest (cost—$4,063)	$4,063	4,063

Total Short Investments (cost—$61,595)—8.3%		61,595

Total Investments (cost—$716,427) (c)—106.7%		788,634

Liabilities in excess of other assets—(6.7%)		(49,855)

Net Assets—100.0%		$738,779

06.30.07	Allianz Funds Annual Report	19

Schedule of Investments (cont.)

NACM International Fund

June 30, 2007

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $55,076; cash collateral of $57,532 was received with which the Fund purchased short-term investments.

(c) Securities with an aggregate value of $722,672, representing 97.82% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

(d) Security purchased with cash proceeds from security on loan.

(e) Affiliated fund.

20	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.2%
Australia—9.5%
AMP Bank Ltd. (b)	490,754	$4,202
BHP Billiton Ltd. (b)	250,354	7,480
Commonwealth Bank of Australia (b)	110,155	5,153
CSL Ltd. (b)	84,445	6,286
Macquarie Bank Ltd. (b)	70,014	5,029
Rio Tinto Ltd. (b)	96,500	8,050
Westpac Capital Corp. (b)	240,425	5,221

		41,421

China—10.1%
China Communications Construction Co., Ltd.	2,983,000	5,345
China Hongxing Sports Ltd. (b)	15,897,000	9,370
China Infrastructure Machinery Holdings Ltd.	3,086,000	6,748
China Shenhua Energy Co., Ltd., Class H	1,544,900	5,341
Fibrechem Tech Ltd. (b)	3,860,000	3,456
Hengan International Group Co., Ltd.	1,182,000	4,203
Industrial & Commercial Bank of China	6,742,000	3,739
Nine Dragons Paper Holdings Ltd.	1,491,100	3,477
Tencent Holdings Ltd.	586,000	2,352

		44,031

Hong Kong—0.9%
Shangri-La Asia Ltd.	1,571,150	3,798

India—2.5%
Reliance Communications Ltd.	416,169	5,282
Sterlite Industries India Ltd.	391,762	5,640

		10,922

Indonesia—4.8%
PT Bakrie & Brothers Tbk. (a)	118,935,000	3,882
PT Bank Niaga Tbk.	37,095,000	3,363
PT Ciputra Surya Tbk.	19,497,000	2,554
PT Kawasan Industri Jababeka Tbk. (a)	175,432,000	4,175
PT Perusahaan Perkebunan London
Sumatra Indonesia Tbk.	2,413,000	1,734
PT United Tractors Tbk.	5,591,500	5,110

		20,818

Japan—50.1%
Amada Co., Ltd.	357,000	4,465
Denso Corp.	118,900	4,650
Haseko Corp. (a)(b)	925,500	2,737
Hitachi Construction Machinery Co., Ltd.	125,900	4,374
Ibiden Co., Ltd.	116,300	7,504
Inui Steamship Co., Ltd. (b)	330,400	4,255
Japan Steel Works Ltd. (b)	871,000	13,253
Kawasaki Heavy Industries Ltd. (b)	1,059,000	4,320
Kirin Brewery Co., Ltd.	245,000	3,665
KK DaVinci Advisors (a)(b)	3,705	3,234
Marubeni Corp.	879,000	7,231
Message Co., Ltd.	1,827	2,962
Mitsubishi Corp.	260,000	6,813
Mitsubishi Electric Corp.	550,000	5,095
Mitsubishi Heavy Industries Ltd.	832,000	5,329
Mitsubishi Rayon Co., Ltd.	322,000	2,294
Mitsubishi Tokyo Financial Group, Inc.	358	3,945

	Shares	Value (000s)

Mitsui & Co., Ltd.	316,000	$6,306
Mitsui Engineering & Shipbuilding Co., Ltd.	999,000	5,327
Mitsui Fudosan Co., Ltd.	97,000	2,719
Mizuho Financial Group, Inc.	688	4,753
Nikon Corp. (b)	125,000	3,481
Nintendo Co., Ltd.	27,200	9,924
Nippon Electric Glass Co., Ltd.	325,000	5,730
Nomura Holdings, Inc.	152,500	2,962
Nomura Research Institute Ltd.	116,600	3,430
Orix Corp. (b)	16,020	4,223
Sumco TechXIV Corp.	99,200	6,957
Sumitomo Corp.	284,500	5,187
Sumitomo Metal Industries Ltd.	1,091,000	6,414
Sumitomo Mitsui Financial Group, Inc.	218	2,032
Suzuki Motor Corp.	150,900	4,285
T&D Holdings, Inc.	46,400	3,134
Tadano Ltd. (b)	303,000	4,515
Taiheiyo Cement Corp.	913,000	4,038
Takeda Pharmaceutical Co., Ltd.	77,300	4,994
THK Co., Ltd.	124,700	3,123
Toho Titanium Co., Ltd. (b)	49,100	1,990
Tokuyama Corp.	383,000	4,979
Tokyu Land Corp.	782,000	8,315
Tokyu Livable, Inc. (b)	131,400	2,655
Toshiba Corp. (b)	273,000	2,379
Toyota Boshoku Corp.	179,900	4,547
Toyota Motor Corp.	221,400	13,963

		218,488

Malaysia—2.9%
Burniputra Commerce Holdings Bhd.	2,082,500	7,056
IOI Corp.	2,660,000	4,014
UEM World Bhd	1,571,300	1,722

		12,792

Philippines—3.4%
Aboitiz Equity Ventures, Inc.	4,811,000	874
Bank of the Philippine Islands	2,593,800	3,840
Filinvest Land, Inc. (a)	60,599,000	2,828
Megaworld Corp. (a)	45,237,200	3,911
Robinsons Land Corp.	8,326,700	3,512

		14,965

Singapore—7.1%
DBS Group Holdings Ltd.	268,000	3,993
Jiutian Chemical Group Ltd.	2,389,000	3,796
Midas Holdings Ltd.	2,438,000	3,320
Singapore Exchange Ltd.	1,186,000	7,609
Straits Asia Resources Ltd.	5,504,000	5,409
UOL Group Ltd.	1,009,000	3,836
Yanlord Land Group Ltd. (b)	1,342,000	2,758

		30,721

South Korea—4.3%
Hyunjin Materials Co., Ltd.	109,180	4,852
KIWOOM Securities Co., Ltd.	31,647	2,405
Korea Zinc Co., Ltd.	30,431	5,166
STX Pan Ocean Co., Ltd.	4,731,000	6,311

		18,734

Taiwan—1.6%
ASE Test Ltd. (a)	152,900	2,151
AU Optronics Corp. ADR (b)	288,400	4,961

		7,112

Total Common Stock (cost—$326,938)		423,802

	Shares	Value (000s)

RIGHTS (a)—0.0%
Korea—0.0%
KIWOOM Securities Co., Ltd. (cost—$0)	4,436	$64

SHORT-TERM INVESTMENTS—19.1%
Collateral Invested for Securities on Loan (c)—17.6%
Allianz Dresdner Daily Asset Fund (d)	76,530,305	76,530

	Principal Amount (000s)
Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $6,639; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $6,770 including accrued interest (cost—$6,636)	$6,636	6,636

Total Short Term Investments (cost—$83,166)		83,166

Total Investments (cost—$410,104) (e)—116.3%		507,032

Liabilities in excess of other assets—(16.3%)		(71,045)

Net Assets—100.0%		$435,987

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $72,770; cash collateral of $76,530 was received with which the Fund purchased short-term investments.

(c) Security purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $420,551, representing 96.46% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	21

Statements of Assets and Liabilities

June 30, 2007
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM International Fund	NACM Pacific Rim Fund

Assets:
Investments, at value	$88,936	$49,371	$24,685	$21,942	$731,102	$430,502
Investments in Affiliates, at value	0	0	0	0	57,532	76,530
Cash	208	1	0	0	0	1
Foreign currency, at value	408	125	0	0	1,703	0
Security lending interest receivable (net)	0	0	0	0	59	33
Receivable for investments sold	597	163	0	207	74,186	6,704
Receivable for Fund shares sold	1,570	57	15	17	3,079	2,251
Dividends and interest receivable (net of foreign taxes)	48	38	13	181	1,105	660
Manager reimbursement receivable	174	0	0	106	0	0
	91,941	49,755	24,713	22,453	868,766	516,681

Liabilities:
Payable for investments purchased	7,318	184	0	671	69,568	117
Overdraft due to custodian	0	0	0	11	0	2,423
Options written, at value	0	0	0	113	0	0
Payable for Fund shares redeemed	92	41	140	0	1,936	782
Payable for collateral for securities on loan	0	0	0	0	57,532	76,530
Investment advisory fee payable	54	28	10	11	363	314
Administration fee payable	29	20	8	5	342	202
Distribution fee payable	2	21	8	0	122	91
Servicing fee payable	4	10	5	0	124	76
Payable for organization expense	173	0	0	106	0	0
Other liabilities	0	0	0	0	0	159
	7,672	304	171	917	129,987	80,694
Net Assets	$84,269	$49,451	$24,542	$21,536	$738,779	$435,987

Net Assets Consist of:
Paid-in-capital	$67,441	$39,351	$22,331	$20,788	$595,957	$323,865
Undistributed (dividends in excess of ) net investment income	(68)	(12)	0	(68)	6,568	(726)
Accumulated net realized gain (loss)	(7,497)	3,938	575	846	64,034	16,030
Net unrealized appreciation/depreciation on investments, options written and foreign currency transactions	24,393	6,174	1,636	(30)	72,220	96,818
	$84,269	$49,451	$24,542	$21,536	$738,779	$435,987

Net Assets:
Institutional Class	$59,834	$25	$688	$21,080	$125,273	$54,810
Administrative Class	$0	$26	$18	$0	$122	$0
Other Classes	$24,435	$49,400	$23,836	$456	$613,384	$381,177

Shares Issued and Outstanding:
Institutional Class	1,958	1	44	1,354	4,755	3,029
Administrative Class	0	1	1	0	4	0
Other Classes	803	2,459	1,605	30	23,620	21,791

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$30.56	$21.11	$15.54	$15.57	$26.35	$18.10
Administrative Class	$0.00	$20.85	$15.33	$0.00	$26.34	$0.00

Cost of Investments	$64,531	$43,197	$23,049	$21,996	$658,895	$333,574
Cost of Investments in Affiliates	$0	$0	$0	$0	$57,832	$76,530
Cost of Foreign Currency	$405	$125	$0	$0	$1,696	$(2,401)
Premiums Received for Options Written	$0	$0	$0	$137	$0	$0

22	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Statements of Operations

Year Ended June 30, 2007
Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM Growth Fund	NACM Income & Growth Fund*	NACM International Fund	NACM Pacific Rim Fund

Investment Income:
Interest	$62	$44	$23	$219	$639	$315
Dividends, net of foreign withholding taxes	622	593	151	184	14,881	4,112
Security lending income (net)	0	0	0	0	473	378
Miscellaneous income	18	0	0	2	0	30
Total Income	702	637	174	405	15,993	4,835

Expenses:
Investment advisory fees	403	299	68	45	3,369	2,819
Administration fees	216	213	54	18	3,154	1,815
Distribution and/or servicing fees — Other Classes	19	326	86	0	2,131	1,573
Trustees’ fees	4	3	1	0	40	23
Interest expense	7	0	1	0	174	0
Shareholder communications expense	0	2	1	0	25	13
Organization expense	173	0	0	106	0	0
Miscellaneous expense	91	0	0	0	0	0
Total Expenses	913	843	211	169	8,893	6,243
Reimbursement from Adviser	(174)	0	0	(106)	0	0
Net Expenses	739	843	211	63	8,893	6,243
Net Investment Income (Loss)	(37)	(206)	(37)	342	7,100	(1,408)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,761	4,445	670	961	71,147	22,763
Investments in Affiliates	0	0	0	0	0	0
Options written	0	0	0	(192)	0	0
Foreign currency transactions	(94)	(21)	0	0	(462)	(393)
Net change in unrealized appreciation/depreciation of:
Investments	16,423	5,074	1,497	(54)	46,128	78,061
Investments in Affiliates	0	0	0	0	0	0
Options written	0	0	0	24	0	0
Foreign currency transactions	(12)	(1)	0	0	168	42
Net Realized and Change in Unrealized Gain	22,078	9,497	2,167	739	116,981	100,473
Net Increase in Net Assets Resulting from Investment Operations	$22,041	$9,291	$2,130	$1,081	$124,081	$99,065
*	For the period February 28, 2007 to June 30, 2007.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	23

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund

	Year Ended June 30, 2007	Period from April 1, 2006 to June 30, 2006	Year Ended March 31, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(37)	$140	$506
Net realized gain on investments, options written, securities sold short and foreign currency transactions	5,667	1,125	8,723
Payments from Affiliates	0	0	0
Net change in unrealized appreciation/depreciation of investments, options written, and foreign currency transactions	16,411	(3,599)	4,141
Net change in unrealized appreciation (depreciation) of investments in Affiliates	0	0	0
Net increase (decrease) resulting from investment operations	22,041	(2,334)	13,370

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(36)	0	(394)
Other Classes	0	0	0
Class II—(Liquidated)	(28)	0	0
Net realized capital gains
Institutional Class	(507)	0	0
Administrative Class	0	0	0
Other Classes	0	0	0
Class II—(Liquidated)	(327)	0	0
Total Dividends and Distributions to Shareholders	(898)	0	(394)

Fund Share Transactions:
Shares sold
Institutional Class	29,240	0	20,421
Administrative Class	0	0	0
Other Classes	22,742	0	0
Class II—(Liquidated)	7	0	0
Issued in reinvestment of dividends and distributions
Institutional Class	543	0	335
Administrative Class	0	0	0
Other Classes	0	3,914	0
Class II—(Liquidated)	354	0	0
Cost of shares redeemed
Institutional Class	(9,701)	0	(33,755)
Other Classes	(926)	(1,625)	0
Class II—(Liquidated)	14,699	0	0
Net increase from Fund share transactions	27,560	2,289	(12,999)
Fund Redemption Fees	5	0	0
Total Increase (Decrease) in Net Assets	48,708	(45)	(23)

Net Assets:
Beginning of year	35,561	35,606	35,629
End of year*	$84,269	$35,561	$35,606
* Including undistributed (dividends in excess of) net investment income of:	(68)	$64	$(20)

24	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NACM Global Fund		NACM Growth Fund		NACM Income & Growth Fund	NACM International Fund		NACM Pacific Rim Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Period from February 28, 2007 to June 30, 2007	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

$(206)	$(83)	$(37)	$(10)	$342	$7,100	$2,783	$(1,408)	$(373)
4,424	2,316	670	319	769	70,685	17,963	22,370	19,216
0	0	0	0	0	0	0	0	9
5,073	429	1,497	14	(30)	46,296	24,389	78,103	14,105
0	0	0	0	0	0	0	0	0
9,291	2,662	2,130	323	1,081	124,081	45,135	99,065	32,957

0	0	0	0	(286)	(892)	(470)	0	(185)
0	0	0	0	(5)	(1,207)	(498)	0	(193)

(1)	0	(15)	(79)	(42)	(5,571)	(1,634)	(2,728)	(826)
(1)	(1)	0	(1)	0	(1)	0	0	0
(2,295)	(867)	(298)	(227)	0	(16,763)	(1,814)	(17,546)	(3,377)

(2,297)	(868)	(313)	(307)	(333)	(24,434)	(4,416)	(20,274)	(4,581)

10	0	0	0	20,000	67,136	66,272	11,902	32,047
0	0	0	0	0	100	10	0	0
15,629	27,519	21,814	3,011	456	345,505	230,056	179,721	191,082

1	0	15	79	327	6,456	2,103	2,678	997
1	1	0	1	0	1	0	0	0
1,883	692	188	173	5	13,605	1,797	11,339	2,371

0	(1,164)	0	(740)	0	(75,756)	(28,914)	(6,792)	(2,576)
(11,078)	(6,691)	(3,315)	(2,219)	0	(78,548)	(21,943)	(81,656)	(68,057)

6,446	20,357	18,702	305	20,788	278,499	249,381	117,192	155,864
0	4	1	0	0	27	29	42	69
13,440	22,155	20,520	321	21,536	378,173	290,129	196,025	184,309

36,011	13,856	4,022	3,701	0	360,606	70,477	239,962	55,653
$49,451	$36,011	$24,542	$4,022	$21,536	$738,779	$360,606	$435,987	$239,962
$(12)	$(37)	$—	$0	$(68)	$6,568	$1,865	$(726)	$(410)

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	25

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Emerging Markets Opportunities Fund
Institutional Class
6/30/2007	$19.43	$(0.01)	$11.63	$11.62	$(0.03)
4/1/2006 – 6/30/2006	20.59	0.07	(1.23)	(1.16)	0.00
03/31/2006	12.62	0.28	7.96	8.24	(0.27)
5/27/2004† – 3/31/2005	10.00	0.08	2.55	2.63	(0.01)
NACM Global Fund
Institutional Class
6/30/2007	$17.76	$0.09	$4.28	$4.37	$0.00
6/30/2006	15.62	(0.03)	2.85	2.82	0.00
6/30/2005	14.34	0.05	1.83	1.88	0.00
6/30/2004	11.74	(0.01)	3.55	3.54	0.00
7/19/2002† – 6/30/2003	10.00	(0.01)	1.80	1.79	(0.05)
Administrative Class
6/30/2007	$17.59	$0.03	$4.25	$4.28	$0.00
6/30/2006	15.52	0.02	2.73	2.75	0.00
6/30/2005	14.28	0.02	1.82	1.84	0.00
6/30/2004	11.73	(0.04)	3.53	3.49	0.00
7/19/2002† – 6/30/2003	10.00	(0.03)	1.80	1.77	(0.04)
NACM Growth Fund
Institutional Class
6/30/2007	$13.12	$0.07	$2.69	$2.76	$0.00
6/30/2006	12.89	0.06	1.18	1.24	0.00
6/30/2005	12.04	0.07	1.07	1.14	0.00
6/30/2004	11.25	(0.01)	0.93	0.92	0.00
7/19/2002† – 6/30/2003	10.00	0.00 (i)	1.25	1.25	0.00
Administrative Class
6/30/2007	$12.98	$0.04	$2.65	$2.69	$0.00
6/30/2006	12.79	0.03	1.17	1.20	0.00
6/30/2005	11.98	0.04	1.06	1.10	0.00
6/30/2004	11.23	(0.04)	0.92	0.88	0.00
7/19/2002† – 6/30/2003	10.00	(0.02)	1.25	1.23	0.00
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.44%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.66%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.94%.
(f)	Due to the realignment of the Fund’s portfolio in connection with the combination with Emerging Countries Fund on March 24, 2005, the cost of purchases of $2,958,229 and proceeds from sales of $3,564,155 have been excluded from the Portfolio Turnover calculation.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.77%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.
(i)	Amount is less than $0.01 per share.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.21%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.83%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.27%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.51%.

26	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.46)	$(0.49)	$0.00	(i)	$30.56	61.11%	$59,834	1.61	%(e)	(0.06)%	77%
0.00	0.00	0.00		19.43	(5.63)	21,682	1.55		1.42	28
0.00	(0.27)	0.00		20.59	65.89	20,725	1.68	(k)	1.88	119
0.00	(0.01)	0.00		12.62	26.32	26,517	1.75	*(l)	0.56 *	59 (f)

$(1.02)	$(1.02)	$0.00	(i)	$21.11	25.26%	$25	1.06%		0.47%	102%
(0.68)	(0.68)	0.00	(i)	17.76	18.29	11	1.06	(j)	(0.22)	114
(0.61)	(0.61)	0.01		15.62	13.34	1,120	1.15	(d)	0.37	148
(0.95)	(0.95)	0.01		14.34	31.10	1,469	1.11		(0.07)	203
0.00	(0.05)	0.00		11.74	17.96	1,121	1.10	*(b)	(0.08)*	260

$(1.02)	$(1.02)	$0.00	(i)	$20.85	24.99%	$26	1.31%		0.17%	102%
(0.68)	(0.68)	0.00	(i)	17.59	17.94	21	1.32		0.12	114
(0.61)	(0.61)	0.01		15.52	13.11	17	1.40	(d)	0.13	148
(0.95)	(0.95)	0.01		14.28	30.69	15	1.36		(0.32)	203
0.00	(0.04)	0.00		11.73	17.74	12	1.35	*(c)	(0.33)*	260

$(0.34)	$(0.34)	$0.00	(i)	$15.54	21.27%	$688	0.78%		0.51%	168%
(1.01)	(1.01)	0.00	(i)	13.12	9.81	567	0.76	(g)	0.43	152
(0.29)	(0.29)	0.00		12.89	9.47	1,202	0.80	(d)	0.55	274
(0.13)	(0.13)	0.00		12.04	8.22	1,157	0.81		(0.11)	160
0.00	0.00	0.00		11.25	12.50	1,070	0.80	*(m)	0.02 *	167

$(0.34)	$(0.34)	$0.00	(i)	$15.33	20.96%	$18	1.03%		0.26%	168%
(1.01)	(1.01)	0.00	(i)	12.98	9.56	15	1.01	(h)	0.22	152
(0.29)	(0.29)	0.00		12.79	9.18	13	1.05	(d)	0.30	274
(0.13)	(0.13)	0.00		11.98	7.88	12	1.05		(0.36)	160
0.00	0.00	0.00		11.23	12.30	11	1.05	*(n)	(0.22)*	167

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	27

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Income & Growth Fund
Institutional Class
2/28/2007† – 6/30/2007	$15.00	$0.25	$0.56	$0.81	$(0.21)
NACM International Fund
Institutional Class
6/30/2007	$22.01	$0.36	$5.11	$5.47	$(0.15)
6/30/2006	16.29	0.32	6.05	6.37	(0.14)
6/30/2005	14.54	0.36	2.35	2.71	(0.34)
4/1/2004 – 6/30/2004	14.61	0.11	(0.18)	(0.07)	0.00
3/31/2004	8.98	0.19	5.73	5.92	(0.29)
3/31/2003	11.30	0.13	(1.56)	(1.43)	(0.89)
Administrative Class
6/30/2007	$21.98	$0.76	$4.65	$5.41	$(0.07)
1/10/2006† – 6/30/2006	20.25	0.21	1.52	1.73	0.00
NACM Pacific Rim Fund
Institutional Class
6/30/2007	$14.27	$0.03	$4.87	$4.90	$0.00
6/30/2006	10.10	0.04	4.66	4.70	(0.10)
6/30/2005	9.31	0.04	0.88	0.92	0.00
6/30/2004	6.31	0.01	2.97	2.98	0.00
6/30/2003	7.30	0.04	(1.03)	(0.99)	0.00
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.11%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.27 and 47.07%, respectively.
(c)	Ratio of expenses to average net assets excluding the expense offset is 1.39%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.55%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.23%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.80%.
(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(g)	Amount is less than $0.01 per share.
(h)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.39% for the period 4/1/2004 to 3/31/2005.
(i)	Ratio of expenses to average net assets excluding the expense offset is 1.40%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.80%.
(j)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.25% for the period 4/1/2003 to 7/28/2003 and 1.39% for the period 07/29/2003 to 03/31/2004.

28	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees(a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.03)	$(0.24)	$0.00		$15.57		5.29%	$21,080	0.91	%*/**	4.94	%*	127%

$(0.98)	$(1.13)	$0.00	(g)	$26.35		25.43%	$125,273	1.09%		1.48%		166%
(0.51)	(0.65)	0.00	(g)	22.01		39.76	104,672	1.07		1.57		152
(0.62)	(0.96)	0.00		16.29		19.49	45,195	1.06	(d)(f)	2.26		107
0.00	0.00	0.00		14.54		(0.48)	10,255	1.18	*(h)(i)	3.06	*	29
0.00	(0.29)	0.00		14.61		66.48	10,305	1.35	(c)(j)	1.55		163
0.00	(0.89)	0.00		8.98		(19.81)	5,581	1.20		1.33		282

$(0.98)	$(1.05)	$0.00	(g)	$26.34		25.12%	$122	1.33%		3.01%		166%
0.00	0.00	0.00	(g)	21.98		8.54	11	1.33	*	2.08	*	152

$(1.07)	$(1.07)	$0.00	(g)	$18.10		35.84%	$54,810	1.36%		0.18%		62%
(0.44)	(0.54)	0.01		14.27	(b)	47.18 (b)	36,150	1.37		0.30		96
(0.13)	(0.13)	0.00		10.10		9.94	459	1.51	(f)	0.47		101
0.00	0.00	0.02		9.31		47.54	8,273	1.43		0.07		118
0.00	0.00	0.00		6.31		(13.05)	5,592	1.46	(e)	0.63		264

*/**  If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.40%.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	29

Notes to Financial Statements

June 30, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-five separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of the Funds managed by Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”). Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes–an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Trust, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements Interpretation 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Trust will be required to comply with the Interpretation by December 31, 2007. Fund Management is in the process of evaluating the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Trust’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

30	Allianz Funds Annual Report	06.30.07

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: NACM Emerging Markets Opportunities Fund—$65,322; NACM Global Fund—$47,025; NACM International Fund—$1,427,454; and NACM Pacific Rim Fund—$298,129.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains.

Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Short Sales.  Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

06.30.07	Allianz Funds Annual Report	31

Notes to Financial Statements  (Cont.)

June 30, 2007

Securities Lending.  Each Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June 30, 2007 was $162,161 collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser has retained its investment management affiliate the Sub-Adviser to manage each Fund’s investments.

The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Administration Fee.  The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
NACM Emerging Markets Opportunities Fund	0.90%	0.45%	N/A	0.60%	0.60%	N/A
NACM Global Fund	0.70%	0.35%	0.35%	0.50%	0.50%	0.50%
NACM Growth Fund	0.50%	0.25%	0.25%	0.40%	0.40%	N/A
NACM Income and Growth Fund	0.65%	0.25%	N/A	0.40%	0.40%	N/A
NACM International Fund	0.60%	0.45%	0.45%	0.60%	0.60%	0.60%
NACM Pacific Rim Fund	0.90%	0.45%	N/A	0.60%	0.60%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion and by an additional 0.025% per annum on assets in excess of $5 billion.

Redemption Fees.  Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days
NACM Growth and NACM Income and Growth Funds	*
NACM Emerging Markets Opportunities, NACM Global, NACM International and NACM Pacific Rim Funds		*

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs where redemptions are processed through financial intermediaries. There may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor.

Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other shortterm shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

32	Allianz Funds Annual Report	06.30.07

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2006.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distributions fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2007, AGID received $641,806 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each independent Trustee receives an annual retainer of $80,000 ($160,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting was attended by telephone). Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee and each Committee Chairman receives an additional annual retainer of $3,000.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	TRANSACTIONS IN OPTIONS WRITTEN

Transactions in options written were (amounts in thousands except for number of contracts):

	NACM Income and Growth Fund
	Contracts	Premiums Received
Balance at 6/30/2006	—	$—
Sales	3,042	471
Closing Buys	(1,672)	(295)
Exercises	—	—
Expirations	(380)	(39)
Balance at 6/30/2007	990	137

06.30.07	Allianz Funds Annual Report	33

Notes to Financial Statements  (Cont.)

June 30, 2007

5.	FEDERAL INCOME TAX MATTERS

At June 30, 2007, the components of distributable-taxable earnings were (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/ Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)
NACM Emerging Markets Opportunities	$261	$3,290	$(12)	$11,038	$—
NACM Global	2,305	1,637	—	—	(9)
NACM Growth	419	182	—	—	—
NACM Income and Growth	810	—	24	—	—
NACM International	50,760	20,204	13	—	—
NACM Pacific Rim	2,111	14,237	(110)	20	(161)

(1)	Adjusted for accelerated recognition of unrealized gain (loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in 2010.
(3)	Capital losses realized during the period November 1, 2006 through June 30, 2007 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2007, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2008	2009		2010
NACM Emerging Markets Opportunities	$3,144	$3,947		$3,947
NACM Pacific Rim	—	20	(1)	—

(1)	Represents acquired capital loss carryovers which may be limited under current tax law

At June 30, 2007, the aggregate cost and the unrealized appreciation/depreciation of investments for federal income tax purposes was (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
NACM Emerging Markets Opportunities	$64,887	$24,188	$(139)	$24,049
NACM Global	43,200	7,041	(870)	6,171
NACM Growth	23,075	1,912	(302)	1,610
NACM Income & Growth	22,069	224	(351)	(127)
NACM International	716,827	81,413	(9,606)	71,807
NACM Pacific Rim	410,968	102,924	(6,860)	96,064

(1)

Primary differences, if any between book and tax net unrealized appreciation/depreciation are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale deferrals for federal income tax purposes.

34	Allianz Funds Annual Report	06.30.07

During the year ended June 30, 2007, the funds made the following tax basis distribution (amounts in thousands):

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
NACM Emerging Markets Opportunities	64	834
NACM Global	1,351	946
NACM Growth	159	154
NACM Income & Growth	333	—
NACM International	19,297	5,137
NACM Pacific Rim	13,449	6,825

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

6.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund						NACM Global Fund					NACM Growth Fund
	Year Ended 6/30/2007		4/1/2006 to 6/30/2006		Year Ended 3/31/2006		Year Ended 6/30/2007			Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	1,238	$29,240	444	$7,698	183	$3,900	0		$10	0	$0	0	$0	0	$0
Administrative Class	0	0	0	0	0	0	0		0	0	0	0	0	0	0
Other Classes	839	22,742	0	0	0	0	856		15,629	1,620	27,519	1,552	21,814	237	3,011
Issued in reinvestment of dividends and distributions
Institutional Class	27	543	19	307	0	0	0	*	1	0	0	1	15	6	79
Administrative Class	0	0	0	0	0	0	0	*	1	0 *	1	0	0	0 *	1
Other Classes	0	0	0	0	0	0	105		1,883	42	692	14	188	13	173
Cost of shares redeemed
Institutional Class	(423)	(9,701)	(1,558)	(23,859)	(73)	(1,454)	0		0	(71)	(1,164)	0	0	(56)	(740)
Administrative Class	0	0	0	0	0	0	0		0	0	0	0	0	0	0
Other Classes	(36)	(926)	0	0	0	0	(605)		(11,078)	(395)	(6,691)	(235)	(3,315)	(175)	(2,219)
Net increase (decrease) resulting from Fund share transactions	1,645	$41,898	(1,095)	$(15,854)	110	$2,446	356		$6,446	1,196	$20,357	1,332	$18,702	25	$305

	NACM Income & Growth Fund		NACM International Fund				NACM Pacific Rim Fund
	Period from 2/28/2007† to 06/30/2007		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	1,333	$20,000	2,815	$67,136	3,283	$66,272	755	$11,902	2,597	$32,047
Administrative Class	0	0	4	100	0 *	10	0	0	0	0
Other Classes	30	456	14,540	345,505	11,170	230,056	11,722	179,721	13,986	191,082
Issued in reinvestment of dividends and distributions
Institutional Class	21	327	270	6,456	110	2,103	180	2,678	76	997
Administrative Class	0	0	0	1	0	0	0	0	0	0
Other Classes	0	5	577	13,605	94	1,797	782	11,339	184	2,371
Cost of shares redeemed
Institutional Class	0	0	(3,085)	(75,756)	(1,412)	(28,914)	(438)	(6,792)	(185)	(2,576)
Administrative Class	0	0	0	0	0	0	0 *	0	0	0
Other Classes	0	0	(3,249)	(78,548)	(1,072)	(21,943)	(5,387)	(81,656)	(5,090)	(68,057)
Net increase (decrease) resulting from Fund share transactions	1,384	$20,788	11,872	$278,499	12,173	$249,381	7,614	$117,192	11,568	$155,864

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Commencement of operations

06.30.07	Allianz Funds Annual Report	35

Notes to Financial Statements  (Cont.)

June 30, 2007

7.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2007, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$59,691	$34,809
NACM Global Fund	46,311	42,502
NACM Growth Fund	40,926	22,866
NACM Income and Growth Fund	42,553	22,664
NACM International Fund	1,170,306	914,158
NACM Pacific Rim Fund	279,705	191,956

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events PEA de-registered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

9.	FUND REORGANIZATION

NACM Emerging Markets Opportunities Fund reorganized on August 18, 2006, when the Nicholas-Applegate Emerging Markets Opportunities Fund (the “NACM Fund”) reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM Emerging Markets Opportunities Fund. Prior to August 18, 2006, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

36	Allianz Funds Annual Report	06.30.07

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the NACM Emerging Markets Opportunities Fund, NACM Income & Growth Fund, NACM Global Fund, NACM Growth Fund, NACM International Fund, and NACM Pacific Rim Fund, six of the thirty-five Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2007

06.30.07	Allianz Funds Annual Report	37

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2007) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2007 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

NACM Emerging Markets Opportunities	0%
NACM Global	20%
NACM Growth	19%
NACM Income & Growth	33%
NACM International	27%
NACM Pacific Rim	41%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2007 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

NACM Emerging Markets Opportunities	0%
NACM Global	0%
NACM Growth	20%
NACM Income & Growth	35%
NACM International	0%
NACM Pacific Rim	10%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2008, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2007.

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2007 are as follows:

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2007. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2008.

NACM Pacific Rim Fund
Country	Gross Foreign Dividends	Foreign Tax
Indonesia	$0.01138	$0.00170
Japan	0.07320	0.00512
Korea	0.01014	0.00167
Philippines	0.01009	0.00252

NACM Emerging Markets Opportunities
Country	Gross Foreign Dividends	Foreign Tax
Brazil	$0.05687	$0.00470
Egypt	0.00912	0.00002
Indonesia	0.01555	0.00233
Korea	0.02991	0.00494
Luxembourg	0.02339	0.00394
Philippines	0.01814	0.00635
Russia	0.01337	0.00201
Thailand	0.00333	0.00033

NACM Global Fund
Country	Gross Foreign Dividends	Foreign Tax
France	$0.03533	$0.00510
Germany	0.01885	0.00283
Indonesia	0.00709	0.00106
Italy	0.01125	0.00169
Japan	0.01532	0.00107
Korea	0.00251	0.00041
Netherlands	0.00595	0.00089
Spain	0.00264	0.00040
Sweden	0.00509	0.00076
Switzerland	0.03855	0.00545

NACM International Fund
Country	Gross Foreign Dividends	Foreign Tax
Austria	$0.00169	$0.00025
Belgium	0.01662	0.00249
Finland	0.06044	0.00907
France	0.05118	0.00763
Germany	0.03289	0.00493
Italy	0.04652	0.00698
Japan	0.09733	0.00680
Netherlands	0.02587	0.00388
Spain	0.01708	0.00256
Sweden	0.07016	0.01052
Switzerland	0.05146	0.00752

38	Allianz Funds Annual Report	06.30.07

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

June 30, 2007

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreement or sub-advisory agreement for a fund. The only such agreements approved during the period covered by, and relating to a fund described in, this report relate to the Allianz NACM Income & Growth Fund (the “New NACM Fund”). At an in-person meeting held in December 2006, the Board and the Independent Trustees unanimously approved, with respect to the New NACM Fund, addenda to the Amended and Restated Investment Advisory Agreement (the “NACM Advisory Agreement”) between the Trust and Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreement (the “NACM Portfolio Management Agreement” and, together with the NACM Advisory Agreement, the “Agreements”) between the Adviser and Nicholas-Applegate Capital Management LLC (“NACM” or the “Sub-Adviser”). The material factors and conclusions that formed the basis of these approvals are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Independent Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory agreements. The Independent Trustees were assisted in their evaluation of the proposed Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, during the course of the year leading up to their December 2006 approval of the continuation of advisory and sub-advisory contracts relating to the other Funds, the Trustees received and reviewed performance, fee, profitability and other information regarding the Adviser and Sub-Adviser in connection with the Trustees’ review and approval of advisory, sub-advisory and administration agreements for the other Funds. The Trustees’ conclusions with respect to the New NACM Fund were based, in part, on their consideration of these arrangements pertaining to the other Funds during the course of the year leading up to such December 2006 approval, as well as in prior years.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services to be provided to the New NACM Fund by the Adviser, the Sub-Adviser and their affiliates. The Trustees considered the proposed terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and other services to be provided to the New NACM Fund under the Agreements and information regarding the experience, qualifications and adequacy of the personnel who would be providing those services, (b) the investment program to be used by the Sub-Adviser in managing the New NACM Fund, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions to be provided by the Adviser and Sub-Adviser, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of the Adviser and the Sub-Adviser, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the proposed NACM Advisory Agreement, the Adviser, subject to the direction of the Board, would be responsible for managing, either directly or through others selected by it, the investment activities of the New NACM Fund. In addition to considering the reputation of the Adviser, the Trustees considered, among other matters, the Adviser’s general oversight of the other Allianz Funds and of NACM with respect to the other Allianz Funds that it sub-advises, noting that the Allianz Funds are multi-manager funds. They also took into account the Adviser’s compliance program, including the steps taken by the Adviser to enhance compliance capabilities and the resources devoted to compliance.

The Trustees noted that, pursuant to the proposed NACM Portfolio Management Agreement, the Sub-Adviser would have full investment discretion and make all determinations with respect to the investment of the New NACM Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Adviser would implement the New NACM Fund’s investment program (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the New NACM Fund, construct the New NACM Fund’s portfolio, monitor the New NACM Fund’s compliance with investment restrictions, and report to the Trustees. In addition to considering the reputation of the Sub-Adviser, the Trustees considered information concerning the investment philosophy and investment process to be used by the Sub-Adviser in managing the New NACM Fund and the in-house research capabilities of the Sub-Adviser. The Trustees also considered various investment resources available to the Sub-Adviser, including research services acquired with “soft dollars” available to the Sub-Adviser as a result of securities transactions to be effected for the New NACM Fund and other clients. The Trustees reviewed the Sub-Adviser’s compliance program.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Adviser with respect to the New NACM Fund, the Adviser would provide or procure through third-party service providers most administrative services required by the New NACM Fund under a separate Administration Agreement. These services would include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the New NACM Fund, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) would, in the case of the New NACM Fund, be paid for by the Adviser out of its administrative fee. The Trustees also took into account that the Adviser would provide the New NACM Fund with office space, administrative services and personnel to serve as officers of the Trust, and that the Adviser and its affiliates would pay all of the compensation of the New NACM Fund’s interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates).

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the scope of the services to be provided to the New NACM Fund by the Adviser and the Sub-Adviser under the Agreements and the Administration Agreement were consistent with the New NACM Fund’s operational requirements; that the Adviser and the Sub-Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that would be required by the New NACM Fund; and that, overall, the Trustees were satisfied with the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser to the New NACM Fund.

06.30.07	Allianz Funds Annual Report	39

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

June 30, 2007

FUND PERFORMANCE

Because the New NACM Fund had not yet commenced operations at the time of consideration of the Agreements, it had no past investment performance to be reviewed by the Trustees. The Trustees considered, among other information, the track records and expertise of the lead members of the New NACM Fund’s portfolio management team. The Trustees noted that NACM does not manage any other funds or accounts with a similar investment strategy to that proposed for the New NACM Fund. The Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Adviser’s and the Sub-Adviser’s performance record and process to be used in managing the New NACM Fund were sufficient to support approval of the Agreements.

FEES AND OTHER EXPENSES

Although the New NACM Fund had not yet commenced operations, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the New NACM Fund’s share classes with the fees and expenses of comparable share classes of comparable mutual funds identified by the Adviser. The Trustees noted that the Adviser (not the New NACM Fund) would pay the Sub-Adviser from its advisory fee.

The Trustees also considered information comparing the proposed advisory fees and estimated total expenses of the New NACM Fund’s institutional share class with the fees and expenses of comparable institutional accounts identified by the Adviser as being managed in a similar manner as the New NACM Fund. The information indicated that the fees charged to some of the institutional accounts are lower than the advisory fees proposed for the New NACM Fund. The Trustees reviewed materials from management describing the differences in services provided to different types of clients, which noted the generally broader scope of services to be provided by the Adviser and the Sub-Adviser to the New NACM Fund relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the New NACM Fund, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees also took into account information provided by the Adviser regarding the administrative and distribution fees to be paid by the New NACM Fund to the Adviser and its affiliates, including the Trust’s distributor, Allianz Global Investors Distributors LLC.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the proposed fees and expenses to be charged under the Agreements represented reasonable compensation to the Adviser and the Sub-Adviser in light of the services to be provided.

COSTS OF SERVICES TO BE PROVIDED AND ESTIMATED PROFITABILITY

The Trustees reviewed information regarding the projected cost of services to be provided by the Adviser (which took into account the sub-advisory fees payable to the Sub-Adviser) and the estimated profitability of the Adviser’s relationship with the New NACM Fund in its initial fiscal year (assuming asset levels of $50,000,000 and $100,000,000), including a profitability report prepared by management detailing the projected costs of services to be provided to the New NACM Fund by the Adviser.

At their December 2006 meeting, the Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability and took into account, among other things, information and analyses of an independent consultant regarding the methodology used. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services to be provided to the New NACM Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s estimated level of profitability from its relationship with the New NACM Fund was not excessive.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Adviser may receive as a result of their relationships with the New NACM Fund, including non-advisory fee compensation to be paid to the Adviser, the Sub-Adviser and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the New NACM Fund’s distributor, an affiliate of the Adviser), as well as research that may be provided to the Sub-Adviser in connection with trade execution for the New NACM Fund (soft dollar arrangements), and reputational and other “fall out” benefits.

The Trustees also considered the benefits that may be associated with the New NACM Fund’s use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that the other Allianz Funds have in some cases historically used affiliated brokers for foreign securities transactions, and that an affiliate of the Adviser receives fees as securities lending agent under the Trust’s securities lending program. The Trustees considered the possible receipt of such benefits in light of the Adviser’s and its affiliates’ estimated profitability, and concluded that such benefits would not be excessive.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the New NACM Fund. The Trustees noted that, as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the other Allianz Funds, and not only in respect of the New NACM Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale.

The Trustees noted that the advisory and sub-advisory fee schedules for the New NACM Fund do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees also noted that the Trust had adopted breakpoints in the administrative fee paid by each series of the Trust as a way of sharing potential economies of scale or other efficiencies with shareholders. Based on these observations, the Trustees concluded that the New NACM Fund’s overall fee arrangements would represent an appropriate sharing between New NACM Fund shareholders and the Adviser of possible economies of scale or other efficiencies in the management of the New NACM Fund.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the Agreements were in the best interests of the New NACM Fund and its shareholders, and that the Agreements should be approved.

40	Allianz Funds Annual Report	06.30.07

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer—Equities, Allianz Global Investors.	35	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	35	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	35	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, member of Triton Realty Partners, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	35	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI—Health Plans.	35	None

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	35	Director of Sykes Enterprises, Inc. and CoastalSouth Bankshares, Inc.; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial—U.S.	35	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc. and Advanced Magnetics, Inc.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity for Merrill Lynch.	35	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	35	Member of Board of Trustees of The Steele Foundation.

06.30.07	Allianz Funds Annual Report	41

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	35	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	35	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director of Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President and Senior Counsel, Allianz Global Investors of America, L.P.; Vice President, Chief Legal Officer and Secretary of 70 funds in the Fund Complex; Secretary and Chief Legal Officer, The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of Allianz Funds and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 70 funds in the Fund Complex and Chief Compliance Officer, The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 35 funds in the Fund Complex and Assistant Treasurer, The Allianz Funds and The Korea Fund, Inc.

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Manager, Allianz Global Investors Fund Management, LLC; Assistant Treasurer of 70 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Manager, Morgan Stanley and Paralegal, Prudential Financial, Inc./American Skandia.

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. (since 2004); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 70 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP (2004-2005) and Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

42	Allianz Funds Annual Report	06.30.07

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Adviser

Nicholas-Applegate Capital Management LLC,

600 West Broadway,

San Diego, CA 92101

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”),

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

AZ801AR_18369

Allianz Funds Annual Report

JUNE 30, 2007

Stock Funds

Share Class

Institutional
Administrative

CADENCE CAPITAL MANAGEMENT LLC

Allianz CCM Focused Growth Fund

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz CCM Emerging Companies Fund

NFJ INVESTMENT GROUP L.P.

Allianz NFJ Large-Cap Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

Allianz NFJ International Value Fund

Allianz NFJ All-Cap Value Fund

(Formerly Allianz NACM Flex-Cap Value Fund)

MULTI-MANAGER

Allianz Global Investors Multi-Style Fund

OPPENHEIMER CAPITAL LLC

Allianz OCC Value Fund

Allianz OCC Renaissance Fund

Allianz OCC Core Equity Fund

Allianz OCC Equity Premium Strategy Fund

Allianz OCC Growth Fund

Allianz OCC Target Fund

Allianz OCC Opportunity Fund

Allianz OCC International Equity Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund care-fully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		25
Statements of Assets and Liabilities		48
Statement of Operations		51
Statements of Changes in Net Assets		54
Financial Highlights		60
Notes to Financial Statements		70
Board Approval of Investment Advisory and Portfolio Management Agreements		81
Report of Independent Registered Public Accounting Firm		83
Federal Income Tax Information		84
Trustees and Officers of the Allianz Funds		86

FUND	Fund Summary	Schedule of Investments

Allianz Global Investors Multi-Style Fund	6	25
Allianz CCM Capital Appreciation Fund	7	26
Allianz CCM Emerging Companies Fund	8	28
Allianz CCM Focused Growth Fund	9	29
Allianz CCM Mid-Cap Fund	10	30
Allianz NFJ All-Cap Value	11	32
Allianz NFJ Dividend Value Fund	12	33
Allianz NFJ International Value Fund	13	34
Allianz NFJ Large-Cap Value Fund	14	35
Allianz NFJ Mid-Cap Value Fund	15	36
Allianz NFJ Small-Cap Value Fund	16	37
Allianz OCC Core Equity Fund	17	39
Allianz OCC Equity Premium Strategy Fund	18	40
Allianz OCC Growth Fund	19	41
Allianz OCC International Equity Fund	20	42
Allianz OCC Opportunity Fund	21	43
Allianz OCC Renaissance Fund	22	44
Allianz OCC Target Fund	23	46
Allianz OCC Value Fund	24	47

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2007.

The past 12 months proved to be a positive time for US stocks, albeit one followed by significant volatility in the opening months of the new fiscal year. The market’s advance was relatively steady with a sharp downturn in February leading to a quick recovery and resumption of the upward trend in March. During the period covered by this report, global economic growth and liquidity fostered an environment of low interest rates and strong corporate earnings growth. The S&P 500 Index rose 20.59% for the period.

Value stocks outperformed growth stocks during the period. The Russell 1000 Value Index returned 21.85% compared to a 19.06% advance for the Russell 1000 Growth Index. Growth stocks outperformed value stocks in the second half of the period as compelling valuations and signs of slowing economic growth caused investors to favor companies with improving economic fundamentals.

Smaller-capitalization stock returns lagged those of large and mid cap stocks for the period. The Russell 2000 Index posted a 16.43% return; the Russell MidCap Index advanced 20.83%.

For more detailed information about how your Allianz Fund performed in this environment, please read the commentary in this report. If you have any questions, please contact your financial advisor. You can also call us at 1-800-498-5413 or visit www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and we look forward to serving your investing needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 7, 2007

Annual Report	June 30, 2007	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the A shares and the Institutional and Administrative shares were first offered in (month/year): Allianz Global Investors Multi-Style (2/99) and OCC Target (3/99). The oldest share class for the following Funds is the C shares, and the Institutional and Admin shares were first offered in (month/year): OCC Growth (3/99), OCC Opportunity (3/99), and OCC Renaissance (12/97 and 8/98, respectively). The oldest share class for the following Funds is the Institutional shares and the Admin shares were first offered in (month/year): CCM Capital Appreciation (7/96), CCM Emerging Companies (4/96), CCM Focused Growth (9/06), CCM Mid-Cap (11/94), NFJ Large-Cap Value (9/06), NFJ Small-Cap Value (11/95), OCC Equity Premium Strategy Fund (4/01), and OCC Value (8/97). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Funds’ portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 1/01/07 to 6/30/07.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $ 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

4	Allianz Funds

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

The Russell 1000 Growth Index replaced the S&P 500 Index as the CCM Capital Appreciation Fund’s primary comparative index because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategies.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-800-498-5413.

Annual Report	June 30, 2007	5

Allianz Global Investors Multi-Style Fund

(Unaudited)

Portfolio Insights

•

Allianz Global Investors Multi-Style Fund seeks long-term capital appreciation and current income by normally investing in a diversified portfolio of other Allianz and PIMCO Funds. Normally, approximately 60% (range of 50%-70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds.

•

Performance versus the benchmark was primarily driven by the Fund’s overweight position to equities. While the Russell 3000 and MSCI All Country World ex US Indices rose by 20.1% and 30.2%, respectively, the Lehman Brothers Aggregate Bond Index registered a modes 6.1% gain.

•	Since most of the Fund’s equity overweight position was focused in non-US stocks, this was particularly beneficial to the overall Fund’s performance.

•	The Funds’ overweight to US growth stocks impaired performance as the Russell 3000 Growth Index rose by 18.8% versus a 21.3% rise in the Russell 3000 Value Index.

•

The top performing sub-funds within the portfolio, on a relative basis, were the Allianz OCC Opportunity Fund and the Allianz NFJ Small Cap Value Fund. In contrast, the Allianz RCM Large Cap Growth Fund and the Allianz NACM International Fund underperformed their respective benchmarks by the widest degree.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (9/30/98)
Allianz Global Investors Multi-Style Fund Institutional Class	15.49%	10.42%	—	8.13%
Russell 3000 Index	20.08%	11.53%	—	7.09%
Lehman Brothers Aggregate Bond Index	6.11%	4.48%	—	5.19%
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% LBAG Index	15.43%	9.80%	—	7.17%
Lipper Mixed-Asset Target Allocation Moderate Fund Average	13.77%	8.60%	—	5.92%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.82%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Fund Allocation

PIMCO Total Return	30.4%
PIMCO StocksPLUS	14.1%
NACM International	12.4%
RCM Large-Cap Growth	9.2%
OCC Renaissance	6.6%
RCM Mid-Cap	6.3%
OCC Value	5.2%
PIMCO Short-Term	3.7%
PIMCO High Yield	2.2%
Other	9.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,057.30	$1,023.60
Expenses Paid During Period	$1.22	$1.20

Expenses are equal to the expense ratio of 0.24% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	Allianz Funds

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in consumer discretionary stocks was the most significant source of underperformance for the period. After seeing steady returns in 2006, shares of Harley-Davidson declined as the motorcycle maker lowered 2007 earnings forecasts due to a three-week strike at a manufacturing facility.

•

Information technology holdings also detracted from relative returns. Shares of Citrix Systems, maker of computer networking software, dropped sharply after the company announced fiscal third quarter revenues below analysts’ estimates. Shares were also affected while a review of the company’s accounting and options was conducted.

•

Stock selection decisions in the materials sector benefited returns versus the benchmark. Shares of US Steel rose significantly from September 2006 to June 2007. With commodity prices holding strong due to burgeoning emerging markets, US Steel focused on rewarding shareholders through dividends and share buybacks. In March, it proposed a $2.06 billion acquisition of Dallas’s Lonestar Steel Technologies.

•

Positions in the consumer staples sector also helped results. Shares of cigarette distributor Carolina Group rose on developments signaling an improved litigation environment for the tobacco industry. Tobacco company shares also rallied on news that Californians voted down a proposition which would have quadrupled that state’s cigarette taxes.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Institutional Class	14.67%	9.51%	8.08%	12.17%
Allianz CCM Capital Appreciation Fund Administrative Class	14.37%	9.30%	7.84%	11.91%
Russell 1000 Growth Index	19.06%	9.29%	4.39%	9.31%
S&P 500 Index	20.59%	10.71%	7.13%	11.23%
Lipper Multi-Cap Growth Fund Average	18.72%	11.47%	7.07%	11.55%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.72% for Institutional shares and 0.97% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	28.0%
Financial Services	12.8%
Healthcare	9.6%
Energy	7.3%
Capital Goods	6.6%
Consumer Discretionary	6.2%
Materials & Processing	6.0%
Aerospace	3.5%
Other	18.1%
Cash & Equivalents — net	1.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,095.10	$1,093.80	$1,021.42	$1,020.18
Expenses Paid During Period	$3.53	$4.83	$3.41	$4.66

For each class of the Fund, expenses are equal to the expense ratio for the class (0.68% for Institutional Class, 0.93% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	7

Allianz CCM Emerging Companies Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Emerging Companies Fund seeks long-term growth of capital by normally investing at least 65% of its assets in the common stocks of companies with very small market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in information technology detracted. Shares of server provider Rackable Systems fell as the company lost market share to competitors Dell and Sun Microsystems. Rackable has tried to distinguish itself by selling cheaper, smaller servers.

•

Stock selection of consumer discretionary and health care companies detracted heavily from fund performance. Shares of Internet postage seller Stamps.com declined over the period as consumers and businesses proved slow to adopt online purchasing of postage. The company’s financial results disappointed analysts and investors.

•

Stock selection in the industrials sector boosted returns. Geo Group, a private prison operator and outsource option for state and federal corrections departments benefited from the increasingly overcrowded US prison system. With 30 percent of the market, Geo has enjoyed new contracts, better terms and high occupancy rates.

•

Stock selection in energy companies also helped. Alon USA Energy saw its shares rise during the period based on increased gasoline demand. The Dallas-based refiner gets most of its revenue from refining diesel and gasoline. It also has a piece of the retail side, owning about 200 7-Eleven convenience stores in the Southwest that sell its gas. It announced a deal that will add 100 more stores.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (06/25/93)
Allianz CCM Emerging Companies Fund Institutional Class	4.71%	11.68%	10.82%	14.08%
Allianz CCM Emerging Companies Fund Administrative Class	4.47%	11.42%	10.56%	13.81%
Russell 2000 Growth Index	16.81%	13.07%	5.28%	7.66%
Lipper Small-Cap Growth Fund Average	16.85%	12.10%	8.88%	10.00%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.52% for Institutional shares and 1.77% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	22.6%
Consumer Discretionary	16.4%
Consumer Services	11.2%
Materials & Processing	8.5%
Capital Goods	6.6%
Healthcare	6.2%
Energy	6.0%
Consumer Staples	5.5%
Financial Services	2.8%
Other	14.2%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,055.50	$1,054.30	$1,017.36	$1,016.12
Expenses Paid During Period	$7.64	$8.91	$7.50	$8.75

For each class of the Fund, expenses are equal to the expense ratio for the class (1.50% for Institutional Class, 1.75% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection decisions and an underweight position in technology were the most significant contributors to underperformance. Shares of Citrix Systems, maker of computer networking software, dropped sharply after the company announced fiscal third quarter revenues below analysts’ estimates. Shares also weakened while a review of the company’s accounting and options was conducted. Molex shares declined as the manufacturer of electrical and electronic devices reporting disappointing earnings and concerns arose over declining gross profit margins, due to rising materials costs.

•

Stock selection in health care detracted. Quest Diagnostics shares fell on news it lost a contract with United Health Group Inc. that accounts for about seven percent of annual revenue. Forest Laboratories shares declined when the company announced plans to buy privately held Cerexa, a developer of antibiotics.

•

Stock selection in materials benefited relative returns. Allegheny Technologies shares advanced on profit growth stemming from increased demand for specialty metals from the aerospace and defense industries. The rising costs of steel and fuel made titanium an appealing alternative for use in airplanes since the material lowers operating costs by lightening the aircraft.

•

Stock selection in utilities companies helped as shares of NRG Energy rose significantly from a 52-week low in September 2006. The power producer reported first quarter income of $65 million, up from $15 million for the same quarter a year earlier, attributable to the acquisition of NRG Texas NSD and improvements in operations in the Northeast region.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Institutional Class	14.72%	13.80%	—	2.52%
Allianz CCM Focused Growth Fund Administrative Class	14.40%	13.53%	—	2.27%
Russell 1000 Growth Index	19.06%	9.29%	—	-0.87%
Lipper Multi-Cap Growth Fund Average	18.72%	11.47%	—	2.61%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.73% for Institutional shares and 0.96% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	31.2%
Healthcare	13.3%
Consumer Discretionary	9.4%
Financial Services	8.2%
Capital Goods	5.6%
Energy	5.5%
Aerospace	4.5%
Materials & Processing	4.4%
Other	16.7%
Cash & Equivalents — net	1.2%

Annual Fund Operating Expenses
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,116.50	$1,114.60	$1,021.32	$1,020.08
Expenses Paid During Period	$3.67	$4.98	$3.51	$4.76

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	9

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in information technology detracted. Global Payments, a processor of electronic transactions, saw share value decline on its disappointing 2007 forecast. In February the company’s fiscal third quarter earnings report beat analyst expectations, but 2007 revenue came in a little light of projections and earnings guidance fell just short of analyst estimates.

•

In the consumer discretionary sector, stock selection decisions and an underweight position detracted from fund performance relative to the benchmark. It was not a happy holiday season for Ann Taylor. Shares of the women’s apparel company declined over two months at year-end as news of the disappointing holiday season caused selling pressure on the stock. Warmer winter weather hurt sales of winter apparel and a high level of promotions resulted in weaker margins.

•

Stock selection in financials benefited returns. Shares of the regional securities brokerage company AG Edwards rose on news of its acquisition by financial services firm Wachovia. Midwest-based Edwards adds 7,000 brokers and advisors to the Wachovia distribution network

•

Utilities company holdings boosted fund performance as shares of NRG Energy rose significantly from a 52-week low in September 2006. The power producer reported first quarter income of $65 million, up from $15 million for the same quarter a year earlier, attributable to the acquisition of NRG Texas and favorable operations in the Northeast region.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (08/26/91)
Allianz CCM Mid-Cap Fund Institutional Class	15.02%	12.68%	9.61%	12.79%
Allianz CCM Mid-Cap Fund Administrative Class	14.73%	12.41%	9.34%	12.51%
Russell Midcap Growth Index	19.72%	15.45%	8.66%	11.09%
Lipper Mid-Cap Core Fund Average	19.92%	13.41%	10.36%	10.65%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.71% for Institutional shares and 0.96% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	24.1%
Consumer Discretionary	11.3%
Energy	9.3%
Capital Goods	9.1%
Financial Services	9.0%
Healthcare	8.3%
Consumer Staples	5.9%
Aerospace	3.9%
Other	17.1%
Cash & Equivalents — net	2.0%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,145.40	$1,144.00	$1,021.42	$1,020.18
Expenses Paid During Period	$3.62	$4.94	$3.41	$4.66

For each class of the Fund, expenses are equal to the expense ratio for the class (0.68% for Institutional Class, 0.93% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz NFJ All-Cap Value (Formerly Allianz NACM Flex-Cap Value Fund)

(Unaudited)

Portfolio Insights

•

Allianz NFJ All-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-book ratios and price-to-cash flow ratios.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection decisions in the industrials sector were among the leading contributors to underperformance for the period. SkyWest, the nation’s largest regional airline, reported lower than expected earnings in the period. Like most airlines, SkyWest struggled over the year as a result of increases in jet-fuel prices and passenger resistance to higher ticket prices.

•

Stock selection in financials also detracted. Shares of subprime mortgage lender Countrywide Financial Group declined as the magnitude of the company’s exposure to troubled subprime mortgages became known. Although subprime loans account for less than ten percent of Countrywide’s total business, the company reported in the first quarter that 19 percent of those loan payments were more than 30 days late.

•

Stock selection in health care also dampened returns. Shares of Omnicare weakened first when the company paid a $49.5 million settlement with 42 states and the federal government over allegations about dosage switches for drugs. The stock fell a second time when Congress passed the Medicare Part D drug plan. The plan moves 3.3 million of the firm’s nursing home clients into the private health insurance category instead of state Medicaid programs.

•

Stock selection in the materials sector benefited relative returns. Shares of Martin Marietta advanced as the construction industry stalwart announced record results for each of the first three quarters in the period.

•

In the information technology sector, shares of computer reseller CDW rose and contributed to the Fund performance following a restructuring last year. The company has since beat analysts’ sales expectations, with strong growth in sales and by becoming more efficient. CDW’s sales also rose upon completion of its acquisition of Berbee Information Networks Corp.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (07/19/02)
Allianz NFJ All-Cap Value Fund Institutional Class	19.14%	—	—	19.61%
Allianz NFJ All-Cap Value Fund Administrative Class	18.86%	—	—	19.31%
Russell 3000 Value Index	21.31%	—	—	16.04%
Lipper Multi-Cap Value Fund Average	20.53%	—	—	14.72%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.92% for Institutional shares and 1.17% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	26.4%
Energy	14.7%
Industrial	14.4%
Consumer Discretionary	9.7%
Healthcare	9.3%
Materials & Processing	7.4%
Information Technology	5.0%
Utilities	4.9%
Other	5.5%
Cash & Equivalents — net	2.7%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,061.70	$1,060.30	$1,020.23	$1,018.94
Expenses Paid During Period	$4.70	$6.03	$4.61	$5.91

For each class of the Fund, expenses are equal to the expense ratio for the class (0.92% for Institutional Class, 1.18% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	11

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in the consumer discretionary sector was the most significant contributor to positive relative performance and resulted from selections among diverse company types, including the makers of appliances, toys, tools, apparel and more. Shares of appliance maker Whirlpool rose significantly in May on company reports that last year’s Maytag acquisition and strong international demand boosted first quarter revenues.

•

Among consumer staples stocks, grocer SuperValu paced returns for the fund. Investors reacted favorably to the company’s acquisition of Albertson’s, Osco and Sav-on stores and the company’s elevation to the rank of the country’s third largest food retailer as a result. Shares have climbed on reports of higher-than-expected earnings and revenue, and favorable reviews of efforts to remodel stores.

•

An overweight position and stock selection decisions in the energy sector helped performance. PetroChina recovered from a first quarter 2007 tumble to reach a 52-week high by the end of second quarter. Shares of China’s biggest oil company surged on announcement of the biggest petroleum discovery in China in 30 years. The advance continued on news that the company purchased the rights to explore for oil in Canada.

•

Stock selection in information technology detracted from performance. Shares of Seagate Technology fell on speculation that a competing technology would become a threat in the market. The rigid disc drive industry is under pricing pressure due to softening demand. Another detractor to performance was drug manufacturer GlaxoSmithKline. Shares fell in May on news that a New England Journal of Medicine study found that its diabetes drug, Avandia, leads to an increased incidence of heart attacks.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Institutional Class	24.20%	15.59%	—	14.45%
Allianz NFJ Dividend Value Fund Administrative Class	23.91%	15.29%	—	14.15%
Russell 1000 Value Index	21.85%	13.31%	—	8.63%
Lipper Equity Income Fund Average	20.56%	11.47%	—	7.69%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.71% for Institutional shares and 0.95% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	23.2%
Energy	19.2%
Consumer Staples	12.5%
Healthcare	9.5%
Consumer Discretionary	8.9%
Telecommunications	6.0%
Information Technology	4.8%
Industrial	3.9%
Other	7.2%
Cash & Equivalents — net	4.8%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,087.90	$1,086.40	$1,021.52	$1,020.28
Expenses Paid During Period	$3.42	$4.71	$3.31	$4.56

For each class of the Fund, expenses are equal to the expense ratio for the class (0.66% for Institutional Class, 0.91% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12	Allianz Funds

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•

Non-US stocks rose sharply in the period as global economic growth and liquidity continued to provide a supportive environment for stock investments. Emerging markets and European equities led the rally. Returns for stocks in the developed Pacific region lagged the MSCI All Country World Free Ex US Index.

•

Stock selection and an overweight position in materials contributed most significantly to outperformance for the period, with Aluminum Corp of China the portfolio’s top contributor. China’s largest aluminum producer acquired Vancouver-based Peru Copper in a deal that took out one of the few remaining independent copper mining companies. China has become the world’s largest consumer of copper due to its own infrastructure needs and its role as an exporter of products like air conditioners and auto-motor parts.

•

Stock selection in energy also benefited relative returns. Shares of Frontline Ltd rose significantly for the period. The world’s biggest oil tanker company, with a fleet of 30 crude-oil carriers and 28 Suezmax tankers, benefited from increased shipping demand due to greater OPEC production. Shares of diversified energy company Norsk Hydro advanced on news of greater focus for the company. The independent Norwegian producer announced plans to sell oil and gas assets to rival Statoil in order to direct attention on its aluminum and hydropower businesses.

•

Among financials, shares of Dutch bank ABN Amro rose sharply in March with news that the firm was in talks to be sold to British bank Barclays. Royal Bank of Scotland and Bank of America also entered the takeover fray to create the largest-ever bank-bidding contest.

•

Stock selection in the consumer discretionary sector detracted from returns relative to the benchmark. Japanese automaker Nissan Corp didn’t keep pace in US sales with peers Toyota and Honda. Nissan’s stock has weakened since February when it announced a 23 percent drop in fiscal third quarter earnings.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Institutional Class	41.84%	—	—	35.06%
MSCI AC World Index ex USA	29.61%	—	—	27.56%
Lipper International Multi-Cap Value Fund Average	27.24%	—	—	26.41%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.08%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United Kingdom	13.3%
South Korea	11.3%
Canada	10.6%
Brazil	10.1%
Mexico	5.6%
Germany	5.0%
China	4.7%
Japan	4.1%
Other	29.6%
Cash & Equivalents — net	5.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,204.80	$1,019.59
Expenses Paid During Period	$5.74	$5.26

Expenses are equal to the expense ratio of 1.05% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	13

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in the materials sector boosted returns. Shares of Phelps Dodge Corp. benefited when the copper producer agreed to be acquired by Freeport-McMoran Copper & Gold in the world’s biggest mining takeover. With the acquisition, Freeport-McMoran, also a major contributor to the fund’s performance, became the world’s largest publicly traded copper company.

•

Stock selection and an underweight position in the financials sector contributed to returns. The fund benefited from Simon Property Group, the largest public US real estate company. The Indiana-based company owns over 380 malls, premium outlet centers and other commercial properties in North America, Europe and Asia. Shares of SLM Corp., the student-lending company known as Sallie Mae, soared during the period on news the company had agreed to be purchased by a group of investors for $25 billion. Conversely, Freedie Mac, Washington Mutual and Countrywide detracted from performance, as all three faced pressure during the period as sub-prime mortgages and a slowdown in the housing market was high on investors minds.

•

Stock selection in the industrials sector added to returns. Deere & Co, known for its tractors and farm equipment, enjoyed a rise in share value. The company repeatedly reported better than-expected earnings as a boom in ethanol production started to translate into better performance for farm machinery makers.

•

Detracting from returns was stock selection in consumer discretionary companies. After seeing steady returns in 2006, shares of Harley-Davidson fell significantly by June’s end. The motorcycle maker lowered its 2007 earnings forecast due to a three-week strike at a manufacturing facility. The strike was settled in February. Media company Gannett, publisher of 85 daily newspapers, experienced declining ad sales along with the rest of the newspaper industry. Weakened real estate markets have resulted in decreased ad linage for housing, employment and retail.

Average Annual Total Return for the period ended June 30 , 2007

	1 year	5 year	10 year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Institutional Class	21.52%	13.93%	—	13.34%
Allianz NFJ Large-Cap Value Fund Administrative Class	21.26%	13.66%	—	13.07%
Russell Top 200 Value Index	21.82%	11.63%	—	5.95%
Lipper Large-Cap Value Fund Average	20.81%	11.33%	—	7.21%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.73% for Institutional shares and 0.96% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	28.0%
Energy	13.7%
Consumer Discretionary	12.7%
Industrial	7.8%
Healthcare	7.7%
Materials & Processing	7.7%
Consumer Staples	6.8%
Telecommunications	4.9%
Other	4.9%
Cash & Equivalents — net	5.8%

Annual Fund Operating Expenses
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,088.50	$1,087.20	$1,021.27	$1,011.61
Expenses Paid During Period	$3.68	$4.97	$3.56	$4.79

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14	Allianz Funds

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks and other equity securities of companies in the bottom 800 of the 1,000 largest North American companies traded on U.S. securities markets.

•

US stocks rose sharply in the year ended June 30, 2007 with midcap value stocks pacing the rally. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly.

•

Stock selection decisions in the materials sector contributed most significantly to the fund’s performance relative to the Russell Midcap Value Index. Shares of Alcan rose steadily for the year on improving company fundamentals and then rallied sharply on news of a surprise $27 billion takeover offer by rival Alcoa. International Flavor and Fragrances, maker of fragrances for products such as perfumes and cosmetics, delivered strong returns by maintaining solid market share amid an environment of mergers and acquisitions of competitors.

•

Stock selections and an underweighting of financials companies contributed positively to relative returns. The portfolio’s position in reinsurer Renaissance Re benefited relative returns. The Bermuda-based company’s shares advanced on earnings growth due to solid underwriting profits and strong investment returns.

•

Healthcare exposure detracted from relative returns. Shares of generic drug maker Mylan Labs fell on investor concerns over the company’s bid to purchase the generic-drug business of Germany’s Merck KGaA. Analysts questioned whether Mylan was paying too much and absorbed excessive debt on the deal. A position in Omnicare also detracted. The provider of geriatric pharmaceutical services paid a $49.5 million settlement in the period with 42 states and the federal government over allegations about dosage switches for generic Zantac and two other drugs.

•

The portfolio’s overweight position in energy benefited relative returns but was more than offset by stock selection decisions in the sector. Declining oil and gas production and disappointing earnings led to falling share prices for the Colorado-based exploration company Cimarex Energy. The portfolio’s position in Anadarko Petroleum also declined in the period as investors reacted negatively to the company’s announced sale of onshore Louisiana natural gas fields in an effort to reduce debt.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (08/21/06)*
Allianz NFJ Mid-Cap Value Fund Institutional Class	—	—	—	19.08%
Russell Midcap Value Index	—	—	—	19.43%
Lipper Mid-Cap Value Fund Average	—	—	—	21.59%

*Cumulative returns

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.86%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	23.9%
Industrial	17.1%
Energy	12.1%
Consumer Discretionary	11.9%
Consumer Staples	7.2%
Utilities	7.2%
Materials & Processing	4.9%
Information Technology	4.8%
Other	4.8%
Cash & Equivalents — net	6.1%

Annual Fund Operating Expenses
	Institutional Class	Institutional Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,099.30	$1,020.58
Expenses Paid During Period	$4.42	$4.26

Expenses are equal to the expense ratio of 0.85% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	15

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection decisions and an underweight position in the financials sector contributed most significantly to outperformance of the Russell 2000 Value Index. Shares of Landamerica Financial Group gained over the year as a result of a stock buyback, higher-than-expected fourth quarter earnings, and an announcement that the title and real estate insurance company was a takeover target. New Plan Excel Realty Trust stock advanced as the company, one of the owners of neighborhood shopping centers, was acquired by Australia’s Centro Properties.

•

Stock selection in the energy sector contributed to relative performance. Shares of Frontline Ltd recovered from their January low to appreciate significantly by the end of June. The world’s biggest oil tanker company benefited from increased shipping demand due to greater OPEC production. Holly Corp stock rose in the period on improving refinery profits and strong margins. The company refines, transports, stores and markets gasoline, diesel and jet fuels for the Southwestern U.S., Northern Mexico and Montana.

•

Consumer staples stocks were also strong performers. Universal Corp, one of the world’s leading tobacco merchants and processors, announced plans to focus on its core tobacco business and sell its non-tobacco agri-businesses. Sale of assets has reduced debt and strengthened the balance sheet. Income from continuing operations, earnings and revenues have all showed marked improvement.

•

Stock selection among industrials detracted. A volatile year ended down for shares of Arkansas Best, a motor carrier transportation company. After hitting a 52-week high in October 2006, shares dropped due to a weak freight market for less-than-truckload (LTL) carriers. Sluggish LTL demand was a result of higher fuel prices and a slow holiday sales season. Another industrial holding, Universal Forest Products, was also a drag on performance as the company reported first quarter earning per share figures that fell well short of Wall Street estimates.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Institutional Class	21.71%	17.15%	13.51%	15.00%
Allianz NFJ Small-Cap Value Fund Administrative Class	21.44%	16.63%	13.10%	14.63%
Russell 2000 Value Index	16.06%	14.62%	12.14%	14.94%
Lipper Small-Cap Value Fund Average	17.35%	14.30%	11.46%	13.53%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.86% for Institutional shares and 1.11% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Industrial	23.2%
Financial Services	18.2%
Energy	12.0%
Materials & Processing	11.8%
Utilities	8.2%
Consumer Staples	7.8%
Consumer Discretionary	5.9%
Information Technology	2.9%
Other	3.3%
Cash & Equivalents — net	6.7%

Annual Fund Operating Expenses	Actual
	Institutional Class	Administrative Class
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,115.70	$1,114.60
Expenses Paid During Period	$4.25	$5.56

For each class of the Fund, expenses are equal to the expense ratio for the class (0.81% for Institutional Class, 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Allianz Funds

Allianz OCC Core Equity Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Core Equity Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. issuers, with market capitalizations of greater than $5 billion at the time of investment that the portfolio manager believes are undervalued in the marketplace.

•

Stocks rose in the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Telecommunications, materials and energy stocks were the star performers of the large-cap market, with all sectors in the index posting double-digit total returns. Mid cap stocks outperformed both large cap and small cap stocks. Value stocks outperformed growth stocks in the large cap space.

•

Stock selection in technology contributed to relative performance. Among individual stocks, EMC rose on increased earnings. Apple Computer advanced sharply as the company introduced new products and gained market share.

•

Industrials stock selection and a sector underweight also contributed. Shares of Parker Hannifin rose on the strength of consistent sales demand. An increase in international orders offset sluggish demand in its North American home market.

•

Stock selection in both consumer discretionary and financials hurt relative performance following market concerns over the troubled housing and mortgage-related industries after interest rates rose. For example, shares of Countrywide Financial detracted from performance on reports that delinquency rates on Countrywide’s sub-prime mortgages had nearly doubled in two years even though sub-prime loans account for less than 10% of Countrywide’s total business. Shares of Centex Corporation also slid lower as the housing industry struggled with slow sales, rising inventories and rising loan defaults. Also in consumer discretionary, Best Buy declined during this period after announcing third quarter earnings below consensus Street estimates, primarily due to gross margin compression.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (3/31/05)
Allianz OCC Core Equity Fund Institutional Class	19.51%	—	—	13.19%
S&P 500 Index	20.59%	—	—	13.44%
Lipper Multi-Cap Core Fund Average	19.24%	—	—	13.78%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.72%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	26.3%
Financial Services	15.4%
Healthcare	15.3%
Energy	11.7%
Consumer Discretionary	4.9%
Consumer Staples	4.8%
Telecommunications	4.5%
Capital Goods	3.3%
Other	10.0%
Cash & Equivalents — net	3.8%

Annual Fund Operating Expenses
	Institutional Class	Institutional Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,069.50	$1,021.27
Expenses Paid During Period	$3.64	$3.56

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	17

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. In addition, the covered call portion intends to enhance the income potential of the Fund while simultaneously reducing the volatility of the performance stream.

•

Stocks rose in the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Telecommunications, materials and energy stocks were the star performers of the large-cap market, with these sectors in the S&P 500 Index posting double-digit total returns. Mid cap stocks outperformed both large cap and small cap stocks. Value stocks outperformed growth stocks in the large cap space.

•

The Fund’s relative performance was helped by strong stock selection in the technology sector. Among individual stocks, EMC rose on increased earnings. Apple Computer advanced sharply as the company introduced new products and gained market share.

•	The Fund saw strong stock selection in materials, including Phelps Dodge, a metals mining company which was acquired by Freeport-McMoRan.

•

Relative performance was hindered over the year by stock selection in the consumer discretionary sector, including Centex Corporation and Best Buy. Shares of Centex slid lower as the housing industry struggled with slow sales, rising inventories and rising loan defaults. Best Buy declined after announcing third quarter earnings below consensus Street estimates, primarily due to gross margin compression.

•

Financials stock selection also detracted from Fund performance. Capital One Financial announced several earnings disappointments below Wall Street estimates over the past year, as well as lowering earnings guidance for 2007.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Institutional Class	22.37%	9.82%	11.01%	13.18%
Allianz OCC Equity Premium Strategy Fund Administrative Class	21.98%	9.54%	10.71%	12.88%
S&P 500 Index	20.59%	10.71%	7.13%	11.87%
Lipper Large-Cap Core Fund Average	19.59%	9.33%	6.09%	10.27%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.90% for Institutional shares and 1.15% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	22.6%
Financial Services	16.0%
Healthcare	10.8%
Energy	10.6%
Consumer Staples	6.0%
Materials & Processing	5.1%
Capital Goods	4.5%
Transportation	3.6%
Other	16.5%
Cash & Equivalents — net	4.3%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,079.30	$1,076.40	$1,020.43	$1,019.24
Expenses Paid During Period	$4.54	$5.77	$4.41	$5.61

For each class of the Fund, expenses are equal to the expense ratio for the class (0.88% for Institutional Class, 1.12% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	Allianz Funds

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income an incidental consideration by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

Stocks in general delivered strong returns for the reporting period, with the S&P 500 Index up 20.59%. Large cap growth stocks trailed large-cap value, as represented by the Russell 1000 Growth and Russell 1000 Value indexes, respectively. While large-cap growth stocks appreciated 19.0%, large-cap value stocks gained 21.9%.

•

The Fund’s strong relative performance was due primarily to strong stock selection in health care. Stryker was the largest contributor, achieving strong sales and earnings growth despite increased competition. Amgen and Gilead Sciences were also meaningful contributors.

•

The Fund’s industrial holdings also lifted relative returns, benefiting from higher-than-expected earnings and strong global economies. Precision Castparts was the Fund’s largest contributor in the sector, rising sharply on higher quarterly earnings and revenues. The Fund’s technology stocks, led by strength in Apple Computer, also contributed meaningfully to performance.

•

Consumer discretionary holdings were pressured by a more cautious consumer, due in part to falling home prices and rising oil prices. The Fund’s energy holdings in Arch Coal and Peabody Energy also detracted from returns for the trailing 1-year period.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (2/24/84)
Allianz OCC Growth Fund Institutional Class	25.22%	9.70%	6.05%	12.59%
Allianz OCC Growth Fund Administrative Class	24.90%	9.42%	5.75%	12.29%
Russell 1000 Growth Index	19.06%	9.29%	4.39%	11.61%
Lipper Large-Cap Growth Fund Average	16.37%	7.71%	4.88%	10.69%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.77% Institutional shares and 1.02% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	28.0%
Healthcare	23.4%
Financial Services	8.8%
Energy	8.0%
Consumer Staples	7.1%
Consumer Services	3.7%
Consumer Discretionary	3.5%
Capital Goods	3.4%
Other	10.8%
Cash & Equivalents — net	3.3%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,110.80	$1,109.50	$1,021.08	$1,019.84
Expenses Paid During Period	$3.93	$5.23	$3.76	$5.01

For each class of the Fund, expenses are equal to the expense ratio for the class (0.75% for Institutional Class, 1.00% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	19

Allianz OCC International Equity Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC International Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of non-U.S. issuers which the portfolio manager believes are undervalued in the marketplace. The Fund invests primarily in companies with market capitalizations of greater than $5 billion, although it may also invest in smaller-capitalization companies.

•	Non-U.S. stocks in general have delivered strong returns for the past five years, a trend that continued during the reporting period.

•

The Fund’s performance was due primarily to strong stock selection in materials. Specialty steelmaker Boehler-Uddeholm received multiple takeout offers at a significant premium to its trailing price. Fletcher Building in New Zealand also outperformed, benefiting from strong non-residential construction demand in Asia.

•

The Fund’s health care holdings and industrials also helped lift relative returns for the trailing 1-year period. In health care, Merck KGaA and Renovo Group were positive catalysts, while among the Fund’s industrials, Sandvik and SKF contributed meaningfully.

•	Relative performance was hindered by weakness in the Fund’s consumer discretionary holdings in Sega Sammy Holdings, Yamada Denki and Honda Motor, primarily in Japan.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception†* (7/5/06)
Allianz OCC International Equity Fund Institutional Class	—	—	—	25.77%
MSCI EAFE Index	—	—	—	27.00%
Lipper International Multi-Cap Value Fund Average	—	—	—	27.23%

*Cumulative returns

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.06%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 07/05/06. Index comparisons began on 06/30/06.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Japan	18.1%
United Kingdom	16.7%
France	16.4%
Germany	13.6%
Switzerland	5.0%
Sweden	4.9%
Italy	3.7%
Australia	2.8%
Other	17.6%
Cash & Equivalents — net	1.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,109.70	$1,019.44
Expenses Paid During Period	$5.65	$5.41

Expenses are equal to the expense ratio of 1.08% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Allianz Funds

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•	Allianz OCC Opportunity Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

•

Stocks in general delivered strong returns for the reporting period, with the S&P 500 Index up 20.59%. Small-cap growth modestly outperformed small-cap value, as represented by the Russell 2000 Growth and Russell 2000 Value indexes, respectively. While small-cap growth stocks appreciated 16.8%, small-cap value stocks gained 16.1%.

•

The Fund’s relative performance was due primarily to strong stock selection in health care. Pozen and Connetics were the largest contributors, while Ventana Medical Systems also contributed meaningfully, receiving a takeout offer from pharmaceutical giant Roche at a significant premium.

•

The Fund’s holdings in telecom and technology also contributed strongly to performance. In telecom, Cogent Communications Group was the top performer, while in technology Kanbay International led the sector’s relative gains.

•

Relative performance was hindered by insufficient exposure to materials, which have outperformed during the trailing 1-year period. The Fund’s financial holdings in Optionable and International Securities Exchange also modestly curtailed returns.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (2/24/84)
Allianz OCC Opportunity Fund Institutional Class	25.37%	16.64%	8.61%	14.63%
Allianz OCC Opportunity Fund Administrative Class	25.01%	16.36%	8.40%	14.37%
Russell 2000 Growth Index	16.81%	13.07%	5.28%	8.23%
Lipper Small-Cap Growth Fund Average	16.85%	12.10%	8.88%	10.88%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.92% for Institutional shares and 1.17% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	26.0%
Healthcare	22.0%
Consumer Services	14.3%
Energy	8.5%
Financial Services	4.5%
Consumer Discretionary	4.4%
Capital Goods	4.4%
Transportation	3.3%
Other	12.0%
Cash & Equivalents — net	0.6%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,129.50	$1,128.10	$1,020.28	$1,019.04
Expenses Paid During Period	$4.80	$6.12	$4.56	$5.81

For each class of the Fund, expenses are equal to the expense ratio for the class (0.91% for Institutional Class, 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	21

Allianz OCC Renaissance Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

Stocks rose in the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Materials and telecommunications stocks were the top performers of the Russell Midcap Value index, while financials were the weakest performers. Mid cap stocks outperformed both large cap and small cap stocks.

•

Financials stocks hurt relative performance during this period. For example, the Fund’s investment in CBL & Associates, a shopping mall real estate investment trust (REIT), declined as a general rise in interest rates made REIT yields less competitive. Commercial finance firm CIT Group declined when quarterly expenses grew faster than revenues.

•	Relative performance was also hindered by utilities stock selection. Disappointing holdings in this area included Constellation Energy and Reliant.

•

Performance was helped during the period by stock selection in the energy sector as well as in the health care sector. One standout in the energy sector was National Oilwell Varco, which appreciated on higher energy prices. In health care, MedImmune rose sharply on its acquisition for cash by AstraZeneca.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Institutional Class	20.77%	11.63%	14.33%	14.24%
Allianz OCC Renaissance Fund Administrative Class	20.46%	11.45%	14.13%	14.00%
Russell Midcap Value Index	22.07%	17.16%	13.05%	14.54%
Lipper Multi-Cap Core Fund Average	19.24%	11.02%	8.14%	11.35%

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Please see page 4 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s expense ratios are 0.86% for Institutional shares and 1.11% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	28.8
Utilities	14.0
Energy	8.9
Healthcare	6.6
Consumer Discretionary	5.0
Technology	4.6
Aerospace	4.3
Consumer Services	4.1
Other	23.5
Cash & Equivalents — Net	0.2

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,083.50	$1,082.30	$1,020.88	$1,019.64
Expenses Paid During Period	$4.08	$5.37	$3.96	$5.21

For each class of the Fund, expenses are equal to the expense ratio for the class (0.79% for Institutional Class, 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Allianz Funds

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•

Stocks in general delivered strong returns for the reporting period, with the S&P 500 Index up 20.59%. Mid-cap growth trailed mid-cap value, as represented by the Russell Mid-Cap Growth and Russell Mid-Cap Value indexes, respectively. While mid-cap growth stocks appreciated 19.7%, mid-cap value stocks gained 22.1%.

•

The Fund’s strong relative performance was due primarily to strong stock selection in health care. New River Pharmaceuticals was the largest contributor, benefiting from a positive determination by the Food and Drug Administration on the company’s first product candidate, a drug for treating attention deficit/hyperactivity disorder in children aged 6 to 12. Myogen also contributed meaningfully to returns.

•

The Fund’s consumer discretionary holdings and industrials also helped lift relative returns for the trailing 1-year period. Shoemaker Crocs lifted the Fund’s consumer holdings, while Precision Castparts lifted industrials.

•

Relative performance was hindered by weakness in the Fund’s technology and energy holdings, such as Citrix Systems and National-Oilwell. Insufficient exposure to materials, which outperformed during the trailing 1-year period, also curtailed returns.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/17/92)
Allianz OCC Target Fund Institutional Class	27.23%	13.85%	10.49%	13.15%
Allianz OCC Target Fund Administrative Class	26.97%	13.61%	10.33%	12.95%
Russell Midcap Growth Index	19.72%	15.45%	8.66%	10.66%
Lipper Mid-Cap Growth Fund Average	18.83%	12.39%	8.18%	10.05%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.82% for Institutional shares and 1.07% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	24.0%
Healthcare	17.7%
Consumer Services	10.2%
Consumer Discretionary	8.8%
Energy	8.0%
Financial Services	6.1%
Telecommunications	5.0%
Materials & Processing	4.9%
Other	14.2%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,135.40	$1,134.30	$1,020.83	$1,019.59
Expenses Paid During Period	$4.24	$5.56	$4.01	$5.26

For each class of the Fund, expenses are equal to the expense ratio for the class (0.80% for Institutional Class, 1.05% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	23

Allianz OCC Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

•

Stocks rose during the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Energy and industrial stocks were the star performers of the large-cap value market, while utility stocks were at the bottom of the performance list. Mid cap stocks outperformed both large cap and small cap stocks. Value stocks outperformed growth stocks in large cap.

•

The Fund benefited from its stock selection in the energy sector. Among individual stocks, Chevron, ConocoPhillips and BP were top contributors, rising in response to higher energy prices, a better-than-expected supply/demand relationship and higher expectations for quarterly earnings. Global SantaFe also appreciated as the limited availability of offshore drilling rigs bolstered rental rates.

•

Stock selection in the financials sector also contributed, particularly Bank of America and Citigroup. Bank of America’s share price had lagged the market prior to purchase, creating a buying opportunity.

•

Relative performance was hurt by the Fund’s health care exposure driven by product setbacks and particular FDA rulings. For example, Sanofi-Aventis declined after the FDA rejected Zimulti’s application (Acomplia outside the US) when studies showed that this weight-loss pill may increase suicide risk. Other detractors include Amgen and Sepracor.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (12/30/91)
Allianz OCC Value Fund Institutional Class	23.70%	13.14%	12.36%	14.18%
Allianz OCC Value Fund Administrative Class	23.42%	12.87%	12.07%	13.89%
Russell 1000 Value Index	21.85%	13.31%	9.87%	13.05%
Lipper Large-Cap Value Fund Average	20.81%	11.33%	7.69%	11.21%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.72% for Institutional shares and 0.97% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	30.0%
Energy	18.3%
Healthcare	13.7%
Capital Goods	6.7%
Consumer Discretionary	5.9%
Telecommunications	4.5%
Consumer Staples	4.0%
Utilities	3.5%
Other	12.4%
Cash & Equivalents — net	1.0%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,047.80	$1,047.20	$1,021.37	$1,020.13
Expenses Paid During Period	$3.50	$4.77	$3.46	$4.71

For each class of the Fund, expenses are equal to the expense ratio for the class (0.69% for Institutional Class, 0.94% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	Allianz Funds

Schedule of Investments

Allianz Global Investors Multi-Style Fund

June 30, 2007

	Shares	Value (000s)
ALLIANZ FUNDS (a)(b)—46.8%
CCM Capital Appreciation	122,870	$2,659
CCM Mid-Cap	82,500	2,437
NACM International	1,575,673	41,519
NFJ Small-Cap Value	162,524	5,846
OCC Growth (d)	78,101	2,028
OCC Opportunity (d)	271,846	7,280
OCC Renaissance	940,680	21,965
OCC Target (d)	122,356	3,138
OCC Value	931,523	17,550
RCM Large-Cap Growth	2,020,446	30,893
RCM Mid-Cap	7,037,883	21,254

Total Allianz Funds (cost—$114,284)		156,569

PIMCO FUNDS (a)(c)—53.3%
Foreign Bond (U.S. Dollar-Hedged)	380,069	3,770
High Yield	770,124	7,524
Japanese StocksPLUS Total Return Strategy	419,908	5,669
Short-Term	1,261,191	12,511
StocksPLUS	4,081,313	47,221
Total Return	10,017,112	101,774

Total PIMCO Funds (cost—$174,541)		178,469

Total Investments (cost—$288,825)—100.1%		335,038

Liabilities in excess of other assets—(0.1%)		(293)

Net Assets—100.0%		$334,745

Notes to Schedule of Investments:
(a) Affiliated fund.

(b) Institutional Class shares of each Allianz fund.

(c) Institutional Class shares of each PIMCO fund.

(d) Non-income producing.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	25

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.1%
Aerospace—3.5%
Boeing Co.	211,090	$20,298
Lockheed Martin Corp.	186,270	17,534
Raytheon Co.	359,690	19,384

		57,216

Building/Construction—1.5%
Jacobs Engineering Group, Inc. (a)	416,200	23,936

Capital Goods—6.6%
3M Co.	232,910	20,214
Caterpillar, Inc.	245,850	19,250
Cooper Industries Ltd., Class A (b)	442,510	25,263
Parker Hannifin Corp. (b)	224,840	22,014
Terex Corp. (a)	272,090	22,121

		108,862

Chemicals—1.4%
Monsanto Co.	338,760	22,880

Communications—1.2%
Omnicom Group, Inc. (b)	363,580	19,241

Consumer Discretionary—6.2%
Coach, Inc. (a)	409,620	19,412
J.C. Penney Co., Inc.	215,880	15,625
Mattel, Inc. (b)	629,070	15,909
McDonald’s Corp.	364,470	18,501
Nordstrom, Inc. (b)	301,980	15,437
Walgreen Co.	403,940	17,588

		102,472

Consumer Services—2.2%
Marriott International, Inc., Class A	359,090	15,527
McKesson Corp.	350,430	20,900

		36,427

Consumer Staples—3.5%
ConAgra Foods, Inc.	647,620	17,395
Loews Corp. - Carolina Group	264,910	20,469
Safeway, Inc.	565,990	19,261

		57,125

Energy—7.3%
Marathon Oil Corp.	400,640	24,022
National-Oilwell Varco, Inc. (a)	242,180	25,245
Schlumberger Ltd.	288,520	24,507
Transocean, Inc. (a)	235,600	24,969
Valero Energy Corp.	298,990	22,083

		120,826

Financial Services—12.8%
American Express Co.	304,970	18,658
American International Group, Inc.	262,820	18,405
CBOT Holdings, Inc., Class A	97,570	20,158
Chubb Corp.	323,810	17,531
Goldman Sachs Group, Inc.	80,430	17,433
JPMorgan Chase & Co.	374,640	18,151
Merrill Lynch & Co., Inc.	161,750	13,519
MetLife, Inc. (b)	283,740	18,296
Morgan Stanley	184,480	15,474
ProLogis, REIT	278,960	15,873
Prudential Financial, Inc. (b)	183,280	17,821
Travelers Cos., Inc.	351,920	18,828

		210,147

Healthcare—9.6%
Baxter International, Inc.	381,520	21,495
Bristol-Myers Squibb Co.	659,400	20,811

	Shares	Value (000s)

Express Scripts, Inc. (a)	429,360	$21,472
Medco Health Solutions, Inc. (a)(b)	254,140	19,820
Merck & Co., Inc.	376,130	18,731
Schering-Plough Corp.	650,910	19,814
UnitedHealth Group, Inc.	338,760	17,324
Zimmer Holdings, Inc. (a)	217,670	18,478

		157,945

Hotels/Gaming—1.1%
Starwood Hotels & Resorts
Worldwide, Inc.	266,700	17,887

Industrial—1.2%
Deere & Co.	169,830	20,505

Materials & Processing—6.0%
American Standard Cos., Inc.	338,460	19,962
Freeport-McMoRan Copper & Gold, Inc., Class B	271,490	22,485
International Paper Co. (b)	494,530	19,312
Precision Castparts Corp.	161,160	19,558
Vulcan Materials Co. (b)	154,270	17,670

		98,987

Multi-Media—1.2%
Walt Disney Co. (b)	566,290	19,333

Oil & Gas—1.2%
Exxon Mobil Corp.	240,390	20,164

Technology—28.0%
Amazon.com, Inc. (a)	263,930	18,055
Apple, Inc. (a)	258,620	31,562
Applied Materials, Inc.	978,000	19,433
BMC Software, Inc. (a)	602,470	18,255
Cisco Systems, Inc. (a)	1,137,970	31,692
Corning, Inc. (a)	885,030	22,612
Dell, Inc. (a)	710,000	20,270
eBay, Inc. (a)	560,910	18,050
EMC Corp. (a)(b)	1,301,820	23,563
Emerson Electric Co.	436,530	20,430
Harris Corp.	361,480	19,719
Hewlett-Packard Co.	569,290	25,402
International Business Machines Corp. (b)	202,120	21,273
Lam Research Corp. (a)(b)	413,810	21,270
MasterCard, Inc. (b)	134,840	22,366
MEMC Electronic Materials, Inc. (a)	248,170	15,168
Microsoft Corp.	979,210	28,857
National Semi-conductor Corp.	709,190	20,049
NVIDIA Corp	530,710	21,924
Oracle Corp.	1,002,820	19,766
Texas Instruments, Inc.	524,730	19,746

		459,462

Telecommunications—1.3%
AT&T, Inc. (b)	494,230	20,510

Transportation—1.2%
CH Robinson Worldwide, Inc. (b)	386,420	20,295

Utilities—1.1%
Constellation Energy Group, Inc.	212,290	18,505

Total Common Stock (cost—$1,390,943)		1,612,725

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—13.1%
Collateral Invested for Securities on Loan (c)—11.2%
Axon Group PLC, FRN (d),
5.419% due 6/6/08	$5,000	$5,000
5.425% due 5/6/08	10,000	9,999
5.445% due 6/18/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	20,000	20,000
Canadian Imperial Bank,
5.312% due 7/2/07	3,492	3,492
Cheyne Capital LLC (d),
5.435% due 5/13/08	10,000	9,999
5.436% due 6/5/08, FRN	5,000	4,999
CIT Group, Inc.,
5.464% due 5/9/08, FRN	10,000	10,008
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (d)	3,000	2,999
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	10,000	9,995
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
5.505% due 12/18/07 (d)	5,000	5,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07 (d)	5,000	5,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	10,000	10,000
K2, Inc., FRN (d),
5.323% due 2/26/08	1,000	1,000
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (d)	5,000	5,001
Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.41% due 3/3/08, FRN	3,000	3,000
5.445% due 9/28/07	3,000	3,000
5.445% due 12/28/07	15,000	15,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07 (d)	5,000	4,999
5.30% due 12/5/07	5,000	4,999
Sigma Finance, Inc., FRN (d),
5.43% due 12/6/07	10,000	10,000
5.43% due 5/16/08	10,000	10,002
Zane Funding LLC,
5.503% due 7/2/07	1,000	1,000

		184,499

Repurchase Agreement—1.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $31,437; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $8,846 including accrued interest; and Fannie Mae, 5.945%, due 6/7/27, valued at $23,211 including accrued interest (cost—$31,424)	31,424	31,424

Total Short-Term Investments (cost—$215,927)		215,923

Total Investments (cost—$1,606,870)—111.2%		1,828,648

26	Allianz Funds Annual Report	06.30.07

Value (000s)

Liabilities in excess of other assets—(11.2%)	$(184,342)

Net Assets—100.0%	$1,644,306

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $175,090; cash collateral of $183,892 was received with which the Fund purchased short-term investments.

(c) Securities purchased with the cash proceeds from the securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	27

Schedule of Investments

CCM Emerging Companies Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—100.0%
Aerospace—2.3%
Heico Corp. (b)	124,373	$5,234
Triumph Group, Inc. (b)	84,010	5,500

		10,734

Capital Goods—6.6%
Altra Holdings, Inc. (a)	242,200	4,185
Koppers Holdings, Inc.	154,940	5,218
Middleby Corp. (a)(b)	94,300	5,641
Perini Corp. (a)	84,700	5,212
Reddy Ice Holdings, Inc. (b)	211,060	6,019
Smith & Wesson Holding Corp. (a)	300,510	5,034

		31,309

Consumer Discretionary—16.4%
Asbury Automotive Group, Inc. (b)	177,050	4,418
Boston Beer Co., Inc. (a)	124,890	4,915
Buckle, Inc. (b)	137,480	5,417
Buffalo Wild Wings, Inc. (a)(b)	108,920	4,530
Conn’s, Inc. (a)(b)	191,530	5,470
Deckers Outdoor Corp. (a)(b)	72,650	7,330
First Cash Financial Services, Inc. (a)	220,660	5,172
Heelys, Inc. (a)(b)	153,070	3,958
Houston Wire & Cable Co. (a)(b)	181,590	5,159
Iconix Brand Group, Inc. (a)(b)	232,860	5,174
JOS A Bank Clothiers, Inc. (a)(b)	111,970	4,643
Maidenform Brands, Inc. (a)	327,010	6,495
Universal Electronics, Inc. (a)	130,750	4,749
Volcom, Inc. (a)(b)	118,240	5,927
Zumiez, Inc. (a)(b)	123,480	4,665

		78,022

Consumer Services—11.2%
CDI Corp.	155,690	5,013
Dollar Financial Corp. (a)	225,310	6,421
Dover Downs Gaming & Entertainment, Inc.	267,300	4,012
Forrester Research, Inc. (a)(b)	197,530	5,557
Geo Group, Inc. (a)	205,640	5,984
Greif, Inc.	86,290	5,144
Hudson Highland Group, Inc. (a)	234,310	5,012
MAXIMUS, Inc.	113,590	4,928
Team, Inc. (a)(b)	138,915	6,247
TeleTech Holdings, Inc. (a)(b)	149,970	4,871

		53,189

Consumer Staples—5.5%
Green Mountain Coffee
Roasters, Inc. (a)(b)	94,330	7,428
J&J Snack Foods Corp.	126,140	4,760
Lance, Inc.	206,840	4,873
Nash Finch Co. (b)	66,720	3,303
Spartan Stores, Inc.	181,540	5,974

		26,338

Energy—6.0%
Allis-Chalmers Energy, Inc. (a)(b)	204,190	4,694
Alon U.S.A. Energy, Inc. (b)	166,620	7,333
Dawson Geophysical Co. (a)	87,670	5,388
Matrix Service Co. (a)	240,438	5,975
Petroquest Energy, Inc. (a)(b)	364,920	5,306

		28,696

Financial Services—2.8%
FBL Financial Group, Inc.	136,750	5,377
First Advantage Corp. (a)(b)	192,840	4,437
Meadowbrook Insurance Group, Inc. (a)	315,880	3,462

		13,276

	Shares	Value (000s)

Healthcare—6.2%
Align Technology, Inc. (a)(b)	213,910	$5,168
Conmed Corp. (a)	174,500	5,109
LHC Group, Inc. (a)(b)	173,832	4,554
Medical Action Industries, Inc. (a)	263,645	4,762
Noven Pharmaceuticals, Inc. (a)(b)	213,490	5,006
Sciele Pharma, Inc. (a)(b)	209,540	4,937

		29,536

Hotels/Gaming—0.9%
MTR Gaming Group, Inc. (a)	294,740	4,539

Materials & Processing—8.5%
Apogee Enterprises, Inc.	252,400	7,022
Arch Chemicals, Inc.	141,900	4,986
Buckeye Technologies, Inc. (a)	297,790	4,607
CIRCOR International, Inc. (b)	155,150	6,273
Dynamic Materials Corp. (b)	138,630	5,198
Olympic Steel, Inc.	44,010	1,261
Quanex Corp. (b)	116,710	5,684
RBC Bearings, Inc. (a)	133,640	5,513

		40,544

Multi-Media—0.9%
Martha Stewart Living Omnimedia (b)	261,860	4,504

Real Estate Investment Trust—2.0%
Hersha Hospitality Trust	432,460	5,111
LTC Properties, Inc.	186,360	4,240

		9,351

Retail—0.8%
The Bon-Ton Stores, Inc.	90,390	3,621

Technology—22.6%
Ansoft Corp. (a)	155,830	4,595
Aspen Technology, Inc. (a)(b)	323,060	4,523
Blue Coat Systems, Inc. (a)(b)	120,050	5,945
C-COR, Inc. (a)	357,210	5,022
Chordiant Software, Inc. (a)	178,220	2,791
FTD Group, Inc.	313,420	5,770
Greatbatch, Inc. (a)	161,230	5,224
GSI Commerce, Inc. (a)(b)	208,050	4,725
Interwoven, Inc. (a)	312,510	4,388
Monolithic Power Systems, Inc. (a)(b)	274,290	4,786
Netscout Systems, Inc. (a)(b)	581,349	5,040
Omnicell, Inc. (a)	279,580	5,810
Phase Forward, Inc. (a)(b)	326,940	5,502
Radiant Systems, Inc. (a)	413,120	5,470
SPSS, Inc. (a)	57,120	2,521
Stratasys, Inc. (a)(b)	104,410	4,905
Synaptics, Inc. (a)	140,480	5,028
Synchronoss Technologies, Inc. (a)(b)	157,480	4,621
Vasco Data Security International (a)(b)	263,180	5,990
Viasat, Inc. (a)	171,900	5,518
Zoran Corp. (a)	259,130	5,193
Zygo Corp. (a)	301,160	4,304

		107,671

Telecommunications—2.5%
Alaska Communications Systems Group, Inc. (b)	352,610	5,585
Consolidated Communications Holdings, Inc.	271,790	6,143

		11,728

Transportation—1.1%
Fuel System Solutions, Inc. (a)(b)	304,560	5,050

	Shares	Value (000s)

Utilities—2.3%
Portland General Electric Co. (b)	199,190	$5,466
South Jersey Industries, Inc.	153,010	5,413

		10,879

Waste Disposal—1.4%
Waste Industries U.S.A., Inc.	197,510	6,743

Total Common Stock (cost—$423,049)		475,730

SHORT-TERM INSTRUMENTS—38.0%
Collateral Invested for Securities on Loan (c)—33.7%
Allianz Dresdner Daily Asset Fund (e)	155,067,053	155,067
	Principal Amount (000s)
Morgan Stanley,
5.41% due 3/3/08, FRN	$3,000	3,000
Northern Rock PLC,
5.38% due 8/3/07, FRN(d)	2,000	2,000

		160,067

Repurchase Agreement—4.3%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $20,677; collateralized by Federal Home Loan Bank, 5.875%, due 3/2/17, valued at $7,219 including accrued interest; and Fannie Mae, 6.125%, due 6/27/17, valued at $13,867 including accrued interest (cost—$20,669)	20,669	20,669

Total Short-Term Investments (cost—$180,736)		180,736

Total Investments (cost—$603,785)—138.0%		656,466

Liabilities in excess of other assets—(38.0%)		(180,930)

Net Assets—100.0%		$475,536

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $155,793; cash collateral of $160,356, was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Affiliated fund.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

28	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Focused Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.8%
Aerospace—4.5%
Boeing Co.	13,100	$1,260
Lockheed Martin Corp.	12,810	1,206

		2,466

Capital Goods—5.6%
Parker Hannifin Corp.	13,850	1,356
Textron, Inc.	15,960	1,757

		3,113

Chemicals—2.7%
Airgas, Inc.	30,450	1,459

Consumer Discretionary—9.4%
Kroger Co.	49,270	1,386
Nordstrom, Inc.	18,690	956
Ross Stores, Inc.	39,910	1,229
Walgreen Co.	37,160	1,618

		5,189

Consumer Services—2.4%
McKesson Corp.	22,270	1,328

Consumer Staples—2.9%
Loews Corp.—Carolina Group	20,390	1,576

Energy—5.5%
Cameron International Corp. (a)	20,920	1,495
Grant Prideco, Inc. (a)	28,630	1,541

		3,036

Financial Services—8.2%
American Express Co.	13,120	803
CNA Financial Corp.	28,690	1,368
Goldman Sachs Group, Inc.	5,310	1,151
Morgan Stanley	14,460	1,213

		4,535

Healthcare—13.3%
Baxter International, Inc.	22,900	1,290
Forest Laboratories, Inc. (a)	23,620	1,078
Genentech, Inc. (a)	13,730	1,039
Laboratory Corp. of America Holdings (a)	15,750	1,233
Schering-Plough Corp.	47,480	1,445
Zimmer Holdings, Inc. (a)	14,960	1,270

		7,355

Hotels/Gaming—2.1%
Starwood Hotels & Resorts Worldwide, Inc.	16,960	1,137

Materials & Processing—4.4%
Allegheny Technologies, Inc.	10,620	1,114
Precision Castparts Corp.	10,830	1,314

		2,428

Multi-Media—3.6%
Cablevision Systems Corp. (a)	24,760	896
Walt Disney Co.	31,840	1,087

		1,983

Technology—31.2%
Amazon.com, Inc. (a)	26,460	1,810
Apple, Inc. (a)	16,550	2,020
Applied Materials, Inc.	96,510	1,918
Cadence Design Systems, Inc. (a)	83,830	1,841
Cisco Systems, Inc. (a)	48,280	1,345
Corning, Inc. (a)	57,370	1,466
Electronic Data Systems Corp.	38,210	1,059
EMC Corp. (a)	86,810	1,571
Emerson Electric Co.	29,790	1,394

	Shares	Value (000s)

Hewlett-Packard Co.	27,050	$1,207
Microsoft Corp.	53,590	1,579

		17,210

Utilities—3.0%
NRG Energy, Inc. (a)	39,860	1,657

Total Common Stock (cost—$50,254)		54,472

	Principal Amount (000s)
Repurchase Agreement—1.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $652; collateralized by Fannie Mae 6.125%, due 6/27/17, valued at $666 including accrued interest (cost—$652)	$652	652

Total Investments (cost—$50,906)—100.0%		55,124

Other assets less liabilities—0.0%		18

Net Assets—100.0%		$55,142

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	29

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.0%
Advertising—1.1%
Lamar Advertising Co., Class A	242,250	$15,204

Aerospace—3.9%
Alliant Techsystems, Inc. (a)(b)	170,340	16,889
Goodrich Corp.	332,540	19,806
Rockwell Collins, Inc.	223,700	15,802

		52,497

Capital Goods—9.1%
Eaton Corp.	173,390	16,125
Fluor Corp. (b)	155,890	17,362
Goodyear Tire & Rubber Co. (a)	470,710	16,362
Harsco Corp.	360,830	18,763
Manitowoc Co., Inc.	242,960	19,529
Snap-On, Inc.	298,380	15,071
SPX Corp.	208,880	18,342

		121,554

Chemicals—2.6%
Celanese Corp.	478,430	18,554
FMC Corp	188,120	16,816

		35,370

Consumer Discretionary—11.3%
AnnTaylor Stores Corp. (a)	384,700	13,626
Coach, Inc. (a)	304,880	14,448
Dollar Tree Stores, Inc. (a)	363,200	15,817
GameStop Corp., Class A (a)	451,070	17,637
Kroger Co.	561,040	15,782
Newell Rubbermaid, Inc.	486,150	14,308
Nordstrom, Inc.	237,220	12,127
Polo Ralph Lauren Corp., Class A (b)	188,220	18,466
TJX Cos., Inc.	494,190	13,590
Yum! Brands, Inc.	463,800	15,176

		150,977

Consumer Services—2.6%
Owens-Illinois, Inc. (a)	481,470	16,852
Quanta Services, Inc. (a)(b)	565,970	17,358

		34,210

Consumer Staples—5.9%
Bare Escentuals, Inc. (a)(b)	456,770	15,599
Campbell Soup Co. (b)	357,710	13,883
Jarden Corp. (a)(b)	378,970	16,299
JM Smucker Co. (b)	272,700	17,360
Molson Coors Brewing Co. (b)	176,820	16,349

		79,490

Energy—9.3%
Cameron International Corp. (a)(b)	254,320	18,176
Frontier Oil Corp.	474,730	20,779
Grant Prideco, Inc. (a)(b)	318,980	17,171
Mirant Corp. (a)(b)	342,770	14,619
National-Oilwell Varco, Inc. (a)	175,350	18,279
Superior Energy Services (a)(b)	440,630	17,590
Tesoro Corp. (b)	302,910	17,311

		123,925

Environmental Services—0.9%
Allied Waste Industries, Inc. (a)(b)	938,000	12,625

Financial Services—9.0%
Affiliated Managers Group, Inc. (a)(b)	135,250	17,415
Ameriprise Financial, Inc.	268,450	17,065
CB Richard Ellis Group, Inc., Class A (a)	323,860	11,821

	Shares	Value (000s)

CBOT Holdings, Inc., Class A (b)	94,390	$19,501
CNA Financial Corp. (b)	360,980	17,215
Eaton Vance Corp. (b)	451,830	19,962
Unum Group (b)	663,990	17,337

		120,316

Healthcare—8.3%
AmerisourceBergen Corp.	304,020	15,040
C.R. Bard, Inc.	166,570	13,764
Dade Behring Holdings, Inc.	298,830	15,874
Express Scripts, Inc. (a)	351,420	17,575
Hospira, Inc. (a)	405,280	15,822
Intuitive Surgical, Inc. (a)(b)	115,920	16,086
Invitrogen Corp. (a)(b)	219,190	16,165

		110,326

Industrial—1.3%
AGCO Corp. (a)(b)	394,430	17,122

Materials & Processing—3.5%
Allegheny Technologies, Inc. (b)	148,080	15,531
Lubrizol Corp.	241,370	15,580
Precision Castparts Corp.	131,990	16,018

		47,129

Technology—24.1%
Ametek, Inc.	448,030	17,778
Amphenol Corp., Class A	396,520	14,136
Cadence Design Systems, Inc. (a)(b)	803,390	17,642
Cognizant Technology Solutions Corp. (a)	160,040	12,017
Cypress Semiconductor Corp. (a)(b)	737,930	17,186
Dolby Laboratories, Inc. (a)	468,630	16,594
F5 Networks, Inc. (a)	199,560	16,085
Factset Research Systems, Inc. (b)	250,180	17,100
Intersil Corp.	511,990	16,107
KLA-Tencor Corp. (b)	281,160	15,450
McAfee, Inc. (a)	479,280	16,871
Mettler Toledo International, Inc. (a)	149,610	14,289
Microchip Technology, Inc. (b)	393,170	14,563
NAVTEQ Corp. (a)	394,860	16,718
NCR Corp. (a)	311,620	16,373
NVIDIA Corp. (a)	416,230	17,195
Synopsys, Inc. (a)	525,010	13,876
Thermo Fisher Scientific, Inc. (a)(b)	317,500	16,421
Total System Services, Inc. (b)	601,670	17,755
VeriFone Holdings, Inc. (a)(b)	489,110	17,241

		321,397

Telecommunications—2.5%
Leap Wireless International, Inc. (a)(b)	199,230	16,835
Qwest Communications International, Inc. (a)(b)	1,670,450	16,203

		33,038

Transportation—1.4%
Ford Motor Co. (b)	1,930,480	18,185

Utilities—1.2%
NRG Energy, Inc. (a)(b)	392,480	16,315

Total Common Stock (cost—$1,126,334)		1,309,680

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—29.7%
Collateral Invested for Securities on Loan (c)—27.4%
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$10,000	$9,942
Axon Group PLC, FRN (d),
5.318% due 6/9/08	7,000	6,999
5.425% due 5/6/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	5,000	5,000
5.435% due 7/2/07	35,000	35,000
Bear Stearns Cos., Inc.,
5.495% due 7/2/07	15,000	15,000
5.575% due 7/2/07	15,000	15,000
Canadian Imperial Bank,
5.312% due 7/2/07	10,168	10,168
Cheyne Capital LLC (d),
5.435% due 5/13/08	10,000	9,999
5.436% due 6/5/08, FRN	5,000	4,999
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	50,000	50,000
Davis Square Funding III Corp.,
5.331% due 7/13/07	6,000	5,988
Deutsche Bank (Cayman) Ltd.,
5.36% due 7/2/07	19,618	19,618
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (d)	4,000	3,999
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	20,000	19,991
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	5,000	4,984
Goldman Sachs Group L.P.,
5.505% due 12/18/07 (d)	5,000	5,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07	5,000	5,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	10,000	10,000
K2, Inc., FRN (d),
5.323% due 2/26/08	1,000	1,000
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (d)	5,000	5,001
Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.41% due 3/3/08, FRN	3,000	3,000
5.435% due 8/17/07	5,000	5,000
5.445% due 9/28/07	10,000	10,000
5.445% due 12/28/07	20,000	20,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07 (d)	10,000	9,999
Salomon Smith Barney, Inc.,
5.475% due 7/2/07	5,000	5,000
Sigma Finance, Inc., FRN (d),
5.43% due 12/6/07	20,000	20,000
5.43% due 5/16/08	10,000	10,002
Zane Funding LLC,
5.503% due 7/2/07	10,000	9,995

		365,663

30	Allianz Funds Annual Report	06.30.07

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $31,499; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $32,120 including accrued interest (cost—$31,486)	$31,486	$31,486

Total Short-Term Investments (cost—$397,117)		397,149

Total Investments (cost—$1,523,451)—127.7%		1,706,829

Liabilities in excess of other assets—(27.7%)		(370,465)

Net Assets—100.0%		$1,336,364

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $355,101; cash collateral of $364,453 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	31

Schedule of Investments

NFJ All-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.3%
Consumer Discretionary—9.7%
Carnival Corp., UNIT	21,700	$1,058
Gannett Co., Inc.	19,400	1,066
Harley-Davidson, Inc. (c)	17,600	1,049
Leggett & Platt, Inc.	48,600	1,072

		4,245

Consumer Services—0.7%
Energy Coal Resources, Inc. (a)(b)(f)	26,000	317

Energy—14.7%
Anadarko Petroleum Corp.	20,300	1,055
Chevron Corp.	13,100	1,104
Cimarex Energy Co.	26,700	1,052
ConocoPhillips	14,400	1,130
Kimberly-Clark Corp.	15,600	1,043
Pogo Producing Co. (c)	20,900	1,062

		6,446

Financial Services—26.4%
Allstate Corp.	17,200	1,058
Bank of America Corp.	21,400	1,046
Citigroup, Inc.	20,300	1,041
Comerica, Inc.	17,600	1,047
Hilb Rogal & Hobbs Co. (c)	24,600	1,055
Key Corp.	30,100	1,033
Lincoln National Corp.	14,900	1,057
Nationwide Financial Services	17,700	1,119
Regions Financial Corp.	31,400	1,039
Reinsurance Group of America, Inc. (c)	17,600	1,060
Washington Mutual, Inc.	24,400	1,041

		11,596

Healthcare—9.3%
Biovail Corp.	42,000	1,068
GlaxoSmithKline PLC ADR	20,200	1,058
Omnicare, Inc.	25,500	920
Pfizer, Inc.	41,200	1,053

		4,099

Industrial—14.4%
3M Co.	12,300	1,068
General Electric Co.	27,700	1,060
Masco Corp. (c)	37,800	1,076
RR Donnelley & Sons Co.	25,000	1,088
Skywest, Inc.	42,000	1,001
Werner Enterprises, Inc. (c)	53,400	1,076

		6,369

Information Technology—5.0%
CDW Corp. (b)	14,100	1,198
Seagate Technology, Inc.	45,700	995

		2,193

Materials & Processing—7.4%
Alcoa, Inc.	27,100	1,098
Dow Chemical Co.	23,400	1,035
Freeport-McMoRan Copper & Gold,
Inc., Class B	13,400	1,110

		3,243

Telecommunications—4.8%
Verizon Communications, Inc.	26,500	1,091
Windstream Corp.	69,600	1,027

		2,118

Utilities—4.9%
Atmos Energy Corp.	35,600	1,070
UGI Corp.	39,300	1,072

		2,142

Total Common Stock (cost—$41,430)		42,768

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—16.5%
Collateral Invested for Securities on Loan (d)—13.9%
Allianz Dresdner Daily Asset Fund (e)	6,099,540	$6,100

	Principal Amount (000s)
Repurchase Agreement—2.6%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $1,171; collateralized by Fannie Mae 5.75%, due 2/15/08, valued at $1,197 including accrued interest (cost—$1,171)	$1,171	1,171

Total Short-Term Investments (cost—$7,271)		7,271

Total Investments (cost—$48,701)—113.8%		50,039

Liabilities in excess of other assets—(13.8%)		(6,084)

Net Assets—100.0%		$43,955

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $5,938; cash collateral of $6,100 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Fair valued security—Securities with an aggregate value of $317, representing 0.72% of net assets, have been fair valued utilizing tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

32	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—95.2%
Consumer Discretionary—8.9%
CBS Corp. (a)	4,500,000	$149,940
Gannett Co., Inc.	3,800,000	208,810
Mattel, Inc. (a)	4,045,500	102,311
Stanley Works (a)	2,800,000	169,960
V.F. Corp. (a)	1,498,800	137,260

		768,281

Consumer Staples—12.5%
Altria Group, Inc. (a)	2,700,000	189,378
Anheuser-Busch Cos., Inc.	3,500,000	182,560
Coca-Cola Co.	3,500,000	183,085
Kimberly-Clark Corp.	2,300,000	153,847
Kraft Foods, Inc., Class A	5,000,000	176,250
Reynolds American, Inc. (a)	3,000,000	195,600

		1,080,720

Energy—19.2%
Anadarko Petroleum Corp. (a)	4,000,000	207,960
Chevron Corp.	2,423,400	204,147
ConocoPhillips	2,500,000	196,250
GlobalSantaFe Corp.	3,000,000	216,750
Marathon Oil Corp. (a)	2,902,200	174,016
Occidental Petroleum Corp.	3,400,000	196,792
PetroChina Co., Ltd. ADR (a)	1,700,000	252,756
Petroleo Brasileiro S.A. ADR (a)	1,814,500	220,045

		1,668,716

Financial Services—23.2%
Allstate Corp.	3,000,000	184,530
Bank of America Corp.	3,600,000	176,004
Duke Realty Corp., REIT (a)	791,000	28,215
Freddie Mac	2,700,000	163,890
JPMorgan Chase & Co.	2,600,000	125,970
Key Corp. (a)	4,000,000	137,320
Lincoln National Corp.	2,300,000	163,185
Merrill Lynch & Co., Inc.	1,555,100	129,975
Morgan Stanley	377,300	31,648
Regions Financial Corp. (a)	8,500,000	281,350
Travelers Cos., Inc.	3,000,000	160,500
Wachovia Corp.	3,800,000	194,750
Washington Mutual, Inc. (a)	5,500,000	234,520

		2,011,857

Healthcare—9.5%
GlaxoSmithKline PLC ADR	6,500,000	340,405
Merck & Co., Inc.	3,500,000	174,300
Pfizer, Inc.	12,000,000	306,840

		821,545

Industrial—3.9%
Norfolk Southern Corp.	3,500,000	183,995
RR Donnelley & Sons Co.	3,700,000	160,987

		344,982

Information Technology—4.8%
International Business Machines Corp. (a)	1,800,000	189,450
Seagate Technology, Inc. (a)	10,500,000	228,585

		418,035

Materials & Processing—3.8%
Dow Chemical Co.	7,500,000	331,650

Telecommunications—6.0%
AT&T, Inc. (a)	4,400,000	182,600
Verizon Communications, Inc.	4,000,000	164,680
Windstream Corp. (a)	11,500,000	169,740

		517,020

	Shares	Value (000s)

Utilities—3.4%
KeySpan Corp.	786,000	$32,996
Sempra Energy	1,915,000	113,425
TXU Corp.	2,200,000	148,060

		294,481

Total Common Stock (cost—$7,422,912)		8,257,287

SHORT-TERM INVESTMENTS—13.6%
Collateral Invested for Securities on Loan (c)—9.0%
Allianz Dresdner Daily
Asset Fund (d)	71,000,000	71,000

	Principal Amount (000s)
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$47,000	46,729
Altius I Funding Corp.,
5.347% due 8/14/07	15,000	14,898
Anglo Irish Bank,
5.35% due 2/5/08, FRN (b)	45,000	45,000
Axon Group PLC, FRN (b),
5.318% due 6/9/08	25,000	24,997
5.32% due 2/25/08	25,000	24,998
5.425% due 5/6/08	40,000	39,996
5.435% due 6/6/08	20,000	20,000
5.445% due 6/18/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	40,000	40,000
Bavaria TRR Corp.,
5.362% due 7/12/07	25,000	24,952
Bavaria Universal Funding,
5.329% due 7/16/07	5,000	4,987
Canadian Imperial Bank,
5.313% due 7/2/07	28,733	28,733
Cheyne Capital LLC,
5.436% due 6/5/08, FRN (b)	5,000	4,999
CIT Group, Inc.,
5.464% due 5/9/08, FRN	12,000	12,010
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (b)	5,000	4,998
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	20,000	19,991
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	12,000	11,963
Goldman Sachs Group L.P.,
5.505% due 12/18/07 (b)	18,000	18,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (b)	8,000	8,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07 (b)	45,000	44,998
HBOS Treasury Services PLC,
5.31% due 7/17/07	5,000	5,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (b)	10,000	10,000
K2, Inc., FRN (b),
5.323% due 2/26/08	2,000	1,999
5.425% due 4/9/08	25,000	24,998
5.431% due 5/23/08	5,000	5,001
Links Finance LLC, FRN (b),
5.30% due 4/1/08	9,000	9,001
5.437% due 8/15/07	20,000	20,002

	Principal Amount (000s)	Value (000s)

Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	$10,000	$10,000
Morgan Stanley,
5.41% due 3/3/08, FRN	2,000	2,000
5.445% due 9/28/07	32,000	32,000
5.445% due 12/28/07	27,000	27,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (b)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07 (b)	30,000	29,997
Sigma Finance, Inc., FRN (b),
5.43% due 12/6/07	30,000	30,000
5.43% due 5/16/08	30,000	30,007
Zane Funding LLC,
5.503% due 7/2/07	15,000	14,993

		783,225

Repurchase Agreement—4.6%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $398,647; collateralized by Fannie Mae, 5.05%-6.50%, due 4/28/15- 7/26/16, valued at $152,118 including accrued interest; Federal Home Loan Bank, 5.857%-6.05%, due 2/21/17-3/2/17, valued at $80,432 including accrued interest; and Freddie Mac, 5.55%, due 10/4/16, valued at $173,906 including accrued interest (cost—$398,484)	398,484	398,484

Total Short-Term Investments (cost—$1,181,574)		1,181,709

Total Investments (cost—$8,604,486)—108.8%		9,438,996

Liabilities in excess of other assets—(8.8%)		(768,075)

Net Assets—100.0%		$8,670,921

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $762,905; cash collateral of $781,678 was received with which the Fund purchased short-term investments.

(b) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	33

Schedule of Investments

NFJ International Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—92.5%
Belgium—1.8%
Etablissements Delhaize Feres ET CIE ADR	90,000	$8,813

Bermuda—3.4%
Frontline Ltd. (b)	180,000	8,253
RenaissanceRe Holdings Ltd.	140,000	8,679

		16,932

Brazil—10.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR (b)	313,000	13,797
Companhia Vale do Rio Doce ADR (b)	200,000	8,910
Petroleo Brasileiro S.A. ADR (b)	120,000	14,552
Votorantim Celulose e Papel S.A. ADR	600,000	13,662

		50,921

Canada—10.6%
Agrium, Inc.	95,000	4,156
Canadian Pacific Railway Ltd. (b)	143,500	9,876
Fording Canadian Coal Trust, UNIT (b)	151,000	4,956
Magna International, Inc., Class A	108,000	9,827
Methanex Corp.	197,000	4,952
Petro-Canada	187,000	9,941
TransCanada Corp. (b)	280,000	9,635

		53,343

Cayman islands—1.1%
Seagate Technology, Inc.	250,000	5,442

China—4.7%
Aluminum Corp. of China Ltd. ADR (b)	230,200	9,830
Huaneng Power International, Inc. ADR (b)	100,000	4,645
Sinopec Shanghai Petrochemical Co., Ltd. ADR (b)	140,000	9,296

		23,771

Finland—0.8%
Metso Oyj ADR (b)	70,100	4,132

France—2.9%
AXA S.A. ADR (b)	343,000	14,763

Germany—5.0%
Deutsche Bank AG (b)	111,300	16,109
Siemens AG ADR	65,000	9,299

		25,408

Ireland—2.1%
Allied Irish Banks PLC ADR	190,000	10,442

Japan—4.1%
Canon, Inc. ADR	168,000	9,852
Nissan Motor Co., Ltd. ADR (b)	500,000	10,720

		20,572

Marshall Islands—0.9%
Teekay Shipping Corp.	80,000	4,633

Mexico—5.6%
Cemex S.A. de C.V. ADR (a)	265,000	9,778
Coca-Cola Femsa, S.A. de C.V. ADR (b)	200,000	8,856
Telefonos de Mexico S.A. de C.V. ADR	250,000	9,473

		28,107

	Shares	Value (000s)

Netherlands—3.9%
ING Groep NV ADR	448,000	$19,699

Norway—2.9%
Norsk Hydro ASA ADR (b)	375,000	14,351

Peru—0.9%
Compania de Minas Buenaventura s.A.u. ADR (b)	121,000	4,533

South Africa—1.9%
Sasol Ltd. ADR (b)	261,000	9,798

South Korea—11.3%
Korea Electric Power Corp. ADR	890,000	19,491
KT Corp. ADR	586,200	13,752
POSCO ADR (b)	115,000	13,800
SK Telecom Co., Ltd. ADR (b)	360,000	9,846

		56,889

Sweden—1.6%
Volvo AB ADR (b)	415,000	8,254

Taiwan—3.6%
AU Optronics Corp. ADR (b)	220,000	3,784
Siliconware Precision Industries Co. ADR (b)	1,300,000	14,300

		18,084

United Kingdom—13.3%
British American Tobacco PLC ADR (b)	140,000	9,680
Diageo PLC ADR	59,400	4,949
GlaxoSmithKline PLC ADR	230,000	12,045
HSBC Holdings PLC ADR (b)	161,000	14,775
Imperial Chemical Industries PLC ADR	99,000	4,903
Unilever PLC ADR	275,000	8,871
United Utilities PLC ADR (b)	420,000	11,854

		67,077

Total Common Stock (cost—$399,714)		465,964

PREFERRED STOCK—1.8%
Colombia—1.8%

BanColombia S.A. ADR (cost—$8,108)	281,000	9,225

SHORT-TERM INVESTMENTS—39.0%
Collateral Invested for Securities on Loan (c)—28.1%
Allianz Dresdner Daily Asset Fund (d)	141,488,949	141,489

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—10.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $54,848; collateralized by Freddie Mac 5.80%, due 4/23/14, valued at $55,925 including accrued interest (cost—$54,826)	$54,826	$54,826

Total Short Term Investments (cost—$196,315)		196,315

Total Investments (cost—$604,137)—133.3%		671,504

Liabilities in excess of other assets—(33.3%)		(167,904)

Net Assets—100.0%		$503,600

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $139,612; cash collateral of $143,595 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

34	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—94.2%
Consumer Discretionary—12.7%
Carnival Corp., UNIT	116,100	$5,662
CBS Corp. (a)	342,100	11,399
Fortune Brands, Inc. (a)	68,900	5,675
Gannett Co., Inc. (a)	207,200	11,386
General Motors Corp. (a)	218,000	8,240
Harley-Davidson, Inc. (a)	94,100	5,609
Home Depot, Inc.	141,800	5,580
Limited Brands, Inc.	130,900	3,593
Macy’s, Inc.	143,400	5,705
McDonald’s Corp.	111,800	5,675
Paccar, Inc.	62,900	5,475

		73,999

Consumer Staples—6.8%
Altria Group, Inc.	163,700	11,482
Anheuser-Busch Cos., Inc.	106,900	5,576
Archer-Daniels-Midland Co.	172,500	5,708
Coca-Cola Enterprises, Inc.	239,100	5,738
Kimberly-Clark Corp.	168,400	11,264

		39,768

Energy—13.7%
Apache Corp. (a)	208,900	17,044
ConocoPhillips	220,300	17,293
GlobalSantaFe Corp.	156,500	11,307
Halliburton Co.	164,200	5,665
Occidental Petroleum Corp.	296,700	17,173
Valero Energy Corp.	153,000	11,301

		79,783

Financial Services—28.0%
Allstate Corp.	369,800	22,746
Bank of America Corp.	348,800	17,053
Citigroup, Inc.	331,800	17,018
Countrywide Financial Corp.	179,500	6,525
Freddie Mac	176,500	10,714
Lehman Brothers Holdings, Inc.	226,700	16,894
MetLife, Inc. (a)	261,400	16,855
ProLogis, REIT	83,900	4,774
Travelers Cos., Inc.	319,300	17,082
Wachovia Corp.	331,000	16,964
Washington Mutual, Inc. (a)	396,600	16,911

		163,536

Healthcare—7.7%
Cigna Corp.	216,700	11,316
Johnson & Johnson	182,700	11,258
Merck & Co., Inc.	229,500	11,429
Pfizer, Inc.	436,600	11,164

		45,167

Industrial—7.8%
3M Co.	65,800	5,711
Burlington Northern Santa Fe Corp.	67,200	5,721
Deere & Co.	94,900	11,458
General Electric Co.	149,800	5,734
Masco Corp. (a)	195,700	5,572
Northrop Grumman Corp.	147,200	11,463

		45,659

Information Technology—1.0%
Hewlett-Packard Co.	127,300	5,680

Materials & Processing—7.7%
Alcoa, Inc.	291,100	11,798
Dow Chemical Co.	379,600	16,786
Freeport-McMoRan Copper & Gold,
Inc., Class B	127,814	10,586
PPG Industries, Inc.	75,000	5,708

		44,878

	Shares	Value (000s)

Telecommunications—4.9%
AT&T, Inc.	282,600	$11,728
Verizon Communications, Inc.	412,100	16,966

		28,694

Utilities—3.9%
Edison International	98,700	5,539
TXU Corp.	252,700	17,007

		22,546

Total Common Stock (cost—$505,072)		549,710

SHORT-TERM INVESTMENTS—12.8%
Collateral Invested for Securities on Loan (b)—5.7%
Allianz Dresdner Daily Asset Fund (c)	33,099,944	33,100

	Principal Amount (000s)
Repurchase Agreement—7.1%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $41,618; collateralized by Fannie Mae 5.55%-5.945%, due 6/7/27-7/10/28, valued at $42,438 including accrued interest (cost—$41,601)	$41,601	41,601

Total Short-Term Investments (cost—$74,701)		74,701

Total Investments (cost—$579,773)—107.0%		624,411

Liabilities in excess of other assets—(7.0%)		(40,663)

Net Assets—100.0%		$583,748

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $32,215; cash collateral of $33,100 was received with which the Fund purchased short-term investments.

(b) Securities purchased with cash proceeds from securities on loan.

(c) Affiliated fund.

Glossary:
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	35

Schedule of Investments

NFJ Mid-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—93.9%
Consumer Discretionary—11.9%
Gannett Co., Inc.	7,400	$407
Harley-Davidson, Inc.	6,700	399
Leggett & Platt, Inc.	18,200	401
Limited Brands, Inc.	13,900	382
Mattel, Inc.	15,700	397

		1,986

Consumer Staples—7.2%
HJ Heinz Co.	8,500	403
Pepsi Bottling Group, Inc.	11,800	397
Supervalu, Inc.	8,700	403

		1,203

Energy—12.1%
Anadarko Petroleum Corp.	7,900	411
Chesapeake Energy Corp.	11,400	394
Cimarex Energy Co.	10,100	398
Hess Corp.	7,000	413
Pogo Producing Co.	7,900	401

		2,017

Financial Services—23.9%
Associated Banc-Corp.	12,200	399
Comerica, Inc.	6,700	398
Key Corp.	11,300	388
Lincoln National Corp.	5,700	404
Mercury General Corp.	7,400	408
Nationwide Financial Services	6,400	405
Protective Life Corp.	8,300	397
Regions Financial Corp.	11,800	390
Reinsurance Group of America, Inc.	6,700	404
RenaissanceRe Holdings Ltd.	6,600	409

		4,002

Healthcare—2.5%
Biovail Corp.	15,800	402
Omnicare, Inc.	700	25

		427

Industrial—17.1%
Avery Dennison Corp.	6,100	406
Ingersoll-Rand Co., Ltd., Class A	7,600	417
L-3 Communications Holdings, Inc.	4,200	409
Masco Corp.	14,200	404
Parker Hannifin Corp.	4,100	401
RR Donnelley & Sons Co.	9,300	405
Teleflex, Inc.	5,000	409

		2,851

Information Technology—4.8%
CDW Corp. (a)	4,800	408
Seagate Technology, Inc.	18,400	401

		809

Materials & Processing—4.9%
Lubrizol Corp.	6,200	400
PPG Industries, Inc.	5,400	411

		811

Telecommunications—2.3%
Windstream Corp.	26,200	387

Utilities—7.2%
Atmos Energy Corp.	13,400	403
DTE Energy Co.	8,200	395
KeySpan Corp.	9,500	399

		1,197

Total Common Stock (cost—$14,858)		15,690

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $800; collateralized by Fannie Mae 5.55%, due 7/10/28, valued at $820 including accrued interest (cost—$800)	$800	$800

Total Investments (cost—$15,658)—98.7%		16,490

Other assets less liabilities—1.3%		218

Net Assets—100.0%		$16,708

Notes to Schedule of Investments:
(a) Non-income producing.

36	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—93.3%
Consumer Discretionary—5.9%
ArvinMeritor, Inc. (a)	2,083,000	$46,243
Brown Shoe Co., Inc.	666,750	16,215
Cato Corp., Class A (a)	1,445,500	31,714
CKE Restaurants, Inc.	150,000	3,010
Ethan Allen Interiors, Inc. (a)	1,371,200	46,964
Kellwood Co. (a)	768,700	21,616
Lancaster Colony Corp. (a)	690,000	28,904
Sonic Automotive, Inc. (a)	1,428,400	41,381
Thor Industries, Inc. (a)	1,062,400	47,957

		284,004

Consumer Staples—7.8%
Corn Products International, Inc.	1,393,000	63,312
JM Smucker Co.	926,500	58,981
Loews Corp. Carolina Group	753,000	58,184
PepsiAmericas, Inc.	2,060,200	50,598
Pilgrim’s Pride Corp. (a)	1,233,900	47,098
Ruddick Corp. (a)	1,280,700	38,575
Universal Corp. (a)	941,500	57,356

		374,104

Energy—12.0%
Berry Petroleum Co., Class A (a)	1,533,400	57,778
Buckeye Partners L.P., UNIT (a)	915,000	46,958
Cabot Oil & Gas Corp. (a)	1,500,000	55,320
Cimarex Energy Co.	1,106,900	43,623
Frontier Oil Corp.	1,120,300	49,036
Holly Corp. (a)	816,100	60,546
Lufkin Industries, Inc.	480,600	31,023
Magellan Midstream Partners L.P., UNIT (a)	1,234,000	57,480
NuStar Energy L.P., UNIT (a)	395,000	27,057
St. Mary Land & Exploration Co.	1,322,000	48,412
Suburban Propane Partners L.P. (a)	268,100	12,834
TC Pipelines L.P., UNIT (a)	181,400	7,153
Tidewater, Inc. (a)	689,000	48,836
Tsakos Energy Navigation Ltd. (a)	104,500	7,306
Western Refining, Inc. (a)	395,000	22,831

		576,193

Financial Services—18.2%
Advance America, Cash Advance Centers, Inc. (a)	2,000,900	35,496
American Equity Investment Life Holding Co. (a)	1,443,300	17,435
American Financial Group, Inc. (a)	1,383,000	47,229
BancorpSouth, Inc.	1,155,000	28,251
Bank of Hawaii Corp.	908,100	46,894
CBL & Associates Properties, Inc., REIT	1,190,000	42,899
Cullen/Frost Bankers, Inc.	918,300	49,102
Delphi Financial Group, Inc.,
Class A (a)	1,064,500	44,517
Equity One, Inc., REIT (a)	1,658,800	42,382
First Charter Corp.	511,900	9,967
First Industrial Realty Trust, Inc., REIT (a)	992,000	38,450
FirstMerit Corp. (a)	414,900	8,684
Healthcare Realty Trust, Inc., REIT (a)	1,535,000	42,642
Hilb Rogal & Hobbs Co. (a)	1,087,000	46,589
HRPT Properties Trust, REIT (a)	3,995,000	41,548
Infinity Property & Casualty Corp. (a)	319,200	16,193

	Shares	Value (000s)

Kingsway Financial Services, Inc. (a)	677,100	$12,513
LandAmerica Financial Group, Inc. (a)	219,900	21,218
National Penn Bancshares, Inc. (a)	858,000	14,311
Nationwide Health Properties, Inc., REIT (a)	1,480,000	40,256
Ohio Casualty Corp.	1,258,200	54,493
Old National Bancorp (a)	799,500	13,280
Potlatch Corp., REIT (a)	1,069,038	46,022
Provident Bankshares Corp. (a)	1,083,000	35,501
Susquehanna Bancshares, Inc. (a)	940,000	21,028
TierOne Corp.	309,600	9,319
Washington Federal, Inc.	1,905,000	46,311

		872,530

Healthcare—2.5%
Hillenbrand Industries, Inc. (a)	590,000	38,350
Invacare Corp. (a)	1,200,000	21,996
Owens & Minor, Inc. (a)	1,321,000	46,155
West Pharmaceutical Services, Inc. (a)	285,000	13,438

		119,939

Industrial—23.2%
Acuity Brands, Inc.	832,000	50,153
Albany International Corp., Class A (a)	1,101,500	44,545
Arkansas Best Corp. (a)	1,136,100	44,274
Barnes Group, Inc. (a)	1,848,000	58,545
Briggs & Stratton Corp. (a)	1,272,200	40,151
Crane Co.	1,231,000	55,949
Curtiss-Wright Corp. (a)	1,408,400	65,645
DRS Technologies, Inc. (a)	985,400	56,434
DryShips, Inc. (a)	241,300	10,468
Excel Maritime Carriers Ltd.	374,900	9,440
Frontline Ltd. (a)	1,400,000	64,190
General Maritime Corp. (a)	1,266,200	33,909
Harsco Corp.	937,000	48,724
Kennametal, Inc.	778,900	63,893
Lennox International, Inc.	1,237,000	42,342
Lincoln Electric Holdings, Inc. (a)	854,000	63,401
Mueller Industries, Inc.	1,108,000	38,159
Quintana Maritime Ltd. (a)	582,700	9,218
Regal-Beloit Corp. (a)	975,500	45,400
Schawk, Inc. (a)	576,900	11,550
Simpson Manufacturing Co., Inc. (a)	1,285,200	43,363
Skywest, Inc.	1,766,000	42,084
Teekay Shipping Corp. (a)	388,700	22,510
Teleflex, Inc.	626,600	51,243
Universal Forest Products, Inc. (a)	519,200	21,941
Werner Enterprises, Inc. (a)	2,409,000	48,541
World Fuel Services Corp. (a)	599,200	25,202

		1,111,274

Information Technology—2.9%
Landauer, Inc.	311,400	15,337
Methode Electronics, Inc. (a)	1,196,300	18,722
Park Electrochemical Corp.	662,100	18,658
Technitrol, Inc.	1,045,000	29,960
Tektronix, Inc. (a)	1,597,700	53,906

		136,583

Materials & Processing—11.8%
Agnico-Eagle Mines Ltd. (a)	1,285,000	46,902
Bemis Co., Inc.	839,600	27,858
Cleveland-Cliffs, Inc. (a)	871,200	67,666
Commercial Metals Co.	1,754,000	59,233

	Shares	Value (000s)

Iamgold Corp. (a)	6,414,900	$49,138
Lubrizol Corp.	905,000	58,418
Methanex Corp. (a)	1,914,500	48,130
Quanex Corp. (a)	1,002,500	48,822
Royal Gold, Inc. (a)	1,346,600	32,009
RPM International, Inc. (a)	2,166,600	50,070
Sensient Technologies Corp. (a)	1,640,000	41,640
Sonoco Products Co.	464,500	19,885
Westlake Chemical Corp. (a)	545,100	15,328

		565,099

Telecommunications—0.8%
Iowa Telecommunications Services, Inc. (a)	1,678,000	38,141

Transportation—0.0%
Genco Shipping & Trading Ltd. (a)	58,000	2,393

Utilities—8.2%
Atmos Energy Corp.	1,380,000	41,483
Cleco Corp. (a)	1,577,000	38,637
Energen Corp.	1,096,000	60,214
National Fuel Gas Co. (a)	1,130,000	48,940
Southwest Gas Corp.	890,000	30,091
UGI Corp.	1,715,000	46,785
Vectren Corp.	1,400,000	37,702
Westar Energy, Inc. (a)	1,770,000	42,976
WGL Holdings, Inc. (a)	1,349,700	44,054

		390,882

Total Common Stock (cost—$3,227,906)		4,471,142

SHORT-TERM INVESTMENTS—40.1%
Collateral Invested for Securities on Loan (c)—33.6%
Allianz Dresdner Daily Asset Fund (d)	80,000,000	80,000
	Principal Amount (000s)
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$43,000	42,752
Anglo Irish Bank,
5.35% due 2/5/08, FRN (b)	20,000	20,000
Axon Group PLC, FRN (b),
5.318% due 6/9/08	50,000	49,995
5.419% due 6/6/08	20,000	20,000
5.425% due 5/6/08	20,000	19,998
5.435% due 6/6/08	30,000	30,000
5.445% due 6/18/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	64,500	64,500
5.435% due 7/2/07	87,000	87,000
Bavaria TRR Corp.,
5.341% due 7/19/07	39,000	38,884
Bavaria Universal Funding,
5.329% due 7/16/07	30,000	29,925
5.33% due 7/16/07	31,900	31,820
Bear Stearns Cos., Inc.,
5.42% due 2/15/08	89,000	89,000
5.495% due 7/2/07	20,000	20,000
5.575% due 7/2/07	72,000	72,000
Canadian Imperial Bank,
5.313% due 7/2/07	49,414	49,414
Cheyne Capital LLC (b),
5.435% due 5/13/08	13,000	12,999
5.436% due 6/6/08, FRN	5,000	4,999
CIT Group, Inc., FRN,
5.464% due 5/9/08	1,000	1,001
5.606% due 5/9/08	3,000	3,002
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	165,000	165,000

06.30.07	Allianz Funds Annual Report	37

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

June 30, 2007

	Principal Amount (000s)	Value (000s)
Davis Square Funding III Corp.,
5.331% due 7/13/07	$5,000	$4,990
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (b)	8,000	7,997
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	25,000	24,989
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	12,000	11,963
Goldman Sachs Group L.P., FRN,
5.436% due 12/28/07	25,000	25,018
5.505% due 12/18/07 (b)	35,000	35,000
Goldman Sachs Group L.P., Series 2
5.37% due 9/15/07, FRN (b)	10,000	10,000
Harrier Finance Funding U.S. LLC (b),
5.301% due 8/14/07	25,000	24,999
5.437% due 2/5/08, FRN	15,000	15,002
HBOS Treasury Services PLC,
5.31% due 7/17/07	35,000	35,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (b)	24,000	24,000
K2, Inc., FRN (b),
5.323% due 2/26/08	2,000	1,999
5.425% due 4/9/08	25,000	24,997
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (b)	10,000	10,001
Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	10,000	10,000
Morgan Stanley,
5.41% due 3/3/08, FRN	10,000	10,000
5.435% due 8/17/07	63,000	63,000
5.445% due 9/28/07	45,000	45,000
5.445% due 12/28/07	51,000	51,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (b)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07, FRN (b)	25,000	24,997
5.30% due 12/5/07	5,000	4,999
5.301% due 7/16/07 (b)	20,000	19,998
5.305% due 11/2/07 (b)	20,000	19,996
Salomon Smith Barney, Inc.,
5.475% due 7/2/07	24,000	24,000
Sigma Finance, Inc., FRN (b),
5.424% due 5/16/08	2,000	2,000
5.43% due 12/6/07	35,000	35,000
5.43% due 5/16/08	45,000	45,011
Toyota Motor Credit Corp.,
5.30% due 7/19/07, FRN	18,000	18,000
Zane Funding LLC,
5.503% due 7/2/07	24,000	23,989

		1,610,213

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—6.5%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $308,911; collateralized by Fannie Mae, 4.625%-5.55%, due 5/22/12-1/2/14, valued at $93,272 including accrued interest; and by Federal Home Loan Bank, 4.00%-5.625%, due 5/21/13-3/14/36, valued at $62,291 including accrued interest; and Freddie Mac, 5.40%, due 6/4/12, valued at $159,400 including accrued interest (cost—$308,785)	$308,785	$308,785

Total Short-Term Investments (cost—$1,918,830)		1,918,998

Total Investments (cost—$5,146,736)—133.4%		6,390,140

Liabilities in excess of other assets—(33.4%)		(1,599,204)

Net Assets—100.0%		$4,790,936

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $1,562,310; cash collateral of $1,606,827 was received with which the Fund purchased short-term investments.

(b) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

38	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Core Equity Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—96.2%
Aerospace—2.2%
Boeing Co.	1,800	$173

Building—1.3%
Centex Corp.	2,700	108

Capital Goods—3.3%
Parker Hannifin Corp.	1,800	176
Textron, Inc.	800	88

		264

Consumer Discretionary—4.9%
Best Buy Co., Inc.	4,700	219
V.F. Corp.	1,950	179

		398

Consumer Services—1.3%
News Corp., Class A	5,000	106

Consumer Staples—4.8%
Coca-Cola Co.	3,000	157
Colgate-Palmolive Co.	1,200	78
Walgreen Co.	3,500	152

		387

Energy—11.7%
Arch Coal, Inc.	3,400	118
Chevron Corp.	2,100	177
ConocoPhillips	4,100	322
GlobalSantaFe Corp.	2,600	188
Weatherford International Ltd. (a)	2,500	138

		943

Financial Services—15.4%
Bank of America Corp.	2,900	142
Capital One Financial Corp.	3,500	275
Goldman Sachs Group, Inc.	750	163
MBIA, Inc.	2,900	180
Merrill Lynch & Co., Inc.	1,500	125
Wachovia Corp.	2,800	143
Wells Fargo & Co.	6,000	211

		1,239

Healthcare—15.3%
Abbott Laboratories	3,400	182
Aetna, Inc.	2,600	129
Roche Holdings AG ADR	2,925	260
Teva Pharmaceutical Industries Ltd. ADR	5,000	206
UnitedHealth Group, Inc.	2,300	118
Wyeth	5,900	338

		1,233

Materials & Processing—2.9%
Nucor Corp.	2,400	141
Vulcan Materials Co.	800	92

		233

Technology—26.3%
Adobe Systems, Inc. (a)	3,700	149
Cisco Systems, Inc. (a)	14,000	390
Corning, Inc. (a)	5,100	130
EMC Corp. (a)	20,400	369
Hewlett-Packard Co.	8,600	384
Nokia Corp. ADR	8,000	225
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	11,457	127
Texas Instruments, Inc.	9,200	346

		2,120

	Shares	Value (000s)

Telecommunications—4.5%
AT&T, Inc.	5,400	$224
NII Holdings, Inc., Class B (a)	1,700	138

		362

Transportation—2.3%
Union Pacific Corp.	1,600	184

Total Common Stock (cost—$6,681)		7,750

	Principal Amount (000s)

Repurchase Agreement—3.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $313; collateralized by Freddie Mac 5.80%, due 4/23/14, valued at $320 including accrued interest (cost—$313)	$313	313

Total Investments (cost—$6,994)—100.1%		8,063

Liabilities in excess of other assets—(0.1%)		(11)

Net Assets—100.0%		$8,052

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	39

Schedule of Investments

OCC Equity Premium Strategy Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—96.2%
Aerospace—5.2%
Boeing Co. (a)	23,000	$2,212
United Technologies Corp.	20,500	1,454

		3,666

Building—1.8%
Centex Corp. (c)	31,400	1,259

Capital Goods—4.5%
Illinois Tool Works, Inc.	29,600	1,604
Textron, Inc. (a)	14,500	1,597

		3,201

Consumer Discretionary—1.5%
Best Buy Co., Inc.	23,700	1,106

Consumer Services—1.8%
News Corp., Class A	59,500	1,262

Consumer Staples—6.0%
Altria Group, Inc.	19,700	1,382
Coca-Cola Co.	27,200	1,423
Colgate-Palmolive Co.	12,100	784
Walgreen Co.	15,100	658

		4,247

Energy—10.6%
Chevron Corp.	18,700	1,575
ConocoPhillips	37,200	2,920
GlobalSantaFe Corp. (a)	28,500	2,059
Weatherford International Ltd. (b)	17,300	956

		7,510

Financial Services—16.0%
Bank of America Corp. (a)	22,900	1,119
Capital One Financial Corp. (a)	26,400	2,071
CapitalSource, Inc., REIT (c)	38,800	954
Goldman Sachs Group, Inc.	4,800	1,040
JPMorgan Chase & Co. (a)	25,200	1,221
Lehman Brothers Holdings, Inc.	9,100	678
MBIA, Inc. (c)	15,700	977
Merrill Lynch & Co., Inc.	15,000	1,254
Wells Fargo & Co. (a)	58,400	2,054

		11,368

Healthcare—10.8%
Abbott Laboratories	47,300	2,533
Aetna, Inc.	13,200	652
Novartis AG ADR	12,100	678
Roche Holdings AG	11,800	2,091
Teva Pharmaceutical Industries Ltd. ADR	9,400	388
Wyeth	23,400	1,342

		7,684

Materials & Processing—5.1%
Freeport-McMoRan
Copper & Gold, Inc. (a)	22,000	1,822
Nucor Corp.	13,400	786
Vulcan Materials Co. (a)	8,700	996

		3,604

Technology—22.6%
Cisco Systems, Inc. (a)(b)	123,000	3,426
Corning, Inc. (b)	30,200	772
EMC Corp. (b)	144,700	2,619
Hewlett-Packard Co. (a)	68,600	3,061
Nokia Corp. ADR (a)	58,000	1,630
Nortel Networks Corp. (b)(c)	33,400	803
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (a)	68,994	768
Texas Instruments, Inc.	78,800	2,965

		16,044

	Shares	Value (000s)

Telecommunications—6.7%
AT&T, Inc. (a)	26,800	$1,112
NII Holdings, Inc., Class B (a)(b)	15,300	1,235
Sprint Nextel Corp. (a)(c)	115,000	2,382

		4,729

Transportation—3.6%
Continental Airlines, Inc. (b)	36,400	1,233
Union Pacific Corp.	11,500	1,324

		2,557

Total Common Stock (cost—$63,972)		68,237

SHORT-TERM INVESTMENTS—10.4%
Collateral Invested for Securities on Loan (d)—6.0%
Allianz Dresdner Daily Asset Fund (e)	3,766,846	3,767

	Principal Amount (000s)
Bank of America N.A.,
5.425% due 11/8/07, FRN	$500	500

		4,267

Repurchase Agreement—4.4%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $3,138; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $3,202 including accrued interest (cost—$3,137)	3,137	3,137

Total Short-Term Investments (cost—$7,404)		7,404

Total Investments before options written (cost—$71,376) (f)—106.6%		75,641

OPTIONS WRITTEN (b)—(0.5%)
	Contracts
Call Options—(0.5%)
AMEX Broker/Dealer Index (CBOE) strike price $280, expires 8/18/07	100	(9)
Amex Oil Index (CBOE) strike price $1,430, expires 7/21/07	30	(75)
Boeing Co. (CBOE) strike price $105, expires 8/18/07	180	(10)
Capital One Financial Corp. (CBOE) strike price $85, expires 7/21/07	200	(5)
Continental Airlines, Inc. (OTC) strike price $47, expires 7/20/07	300	—
EMC Corp. (OTC) strike price $17.50, expires 7/13/07	1,000	(78)
Freeport-McMoRan Copper & Gold, Inc. (CBOE) strike price $85, expires 7/21/07	200	(44)

	Contracts	Value (000s)

GlobalSantaFe Corp. (CBOE) strike price $75, expires 7/21/07	$200	$(18)
Illinois Tool Works, Inc. (OTC) strike price $57, expires 7/20/07	250	(7)
NII Holdings, Inc., Class B (CBOE) strike price $85, expires 7/21/07	125	(7)
Nokia Corp. (CBOE) strike price $30, expires 8/18/07	450	(23)
S&P 500 Index (CBOE) strike price $1,550, expires 8/18/07	50	(68)
strike price $1,565, expires 7/21/07	50	(6)
Sprint Corp. (CBOE) strike price $25, expires 7/21/07	750	(4)
Textron, Inc. (CBOE) strike price $115, expires 7/21/07	100	(15)
Vulcan Materials Co. (CBOE) strike price $125, expires 7/21/07	80	(1)
Wyeth (OTC) strike price $61.50, expires 8/17/07	150	(6)

Total Options Written (premiums received—$436)		(376)

Total Investments net of options written (cost—$70,940)—106.1%		75,265

Other liabilities in excess of other assets—(6.1%)		(4,299)

Net Assets—100.0%		$70,966

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $4,137; cash collateral of $4,266 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $2,091 which represents 2.95% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
OTC—Over the Counter
REIT—Real Estate Investment Trust

40	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Growth Fund

June 30, 2007

	Shares	Value (000s)
COMMON STOCK—96.7%
Aerospace—3.0%
Rockwell Collins, Inc.	41,700	$2,945
United Technologies Corp.	204,000	14,470

		17,415

Capital Goods—3.4%
Joy Global, Inc. (b)	121,000	7,058
Textron, Inc.	117,000	12,883

		19,941

Chemicals—1.1%
Monsanto Co.	95,500	6,450

Consumer Discretionary—3.5%
Best Buy Co., Inc. (b)	271,400	12,666
Nordstrom, Inc. (b)	150,000	7,668

		20,334

Consumer Services—3.7%
Hilton Hotels Corp.	490,000	16,400
Marriott International, Inc., Class A	120,000	5,189

		21,589

Consumer Staples—7.1%
Altria Group, Inc.	146,000	10,240
Coca-Cola Co.	215,000	11,247
Colgate-Palmolive Co.	167,200	10,843
Kellogg Co. (b)	121,300	6,282
Wm. Wrigley Jr. Co.	44,600	2,467

		41,079

Energy—8.0%
Arch Coal, Inc. (b)	176,000	6,125
ConocoPhillips	226,000	17,741
EOG Resources, Inc.	37,300	2,725
Nabors Industries Ltd. (a)(b)	368,000	12,284
Transocean, Inc. (a)	66,800	7,079

		45,954

Financial Services—8.8%
BlackRock, Inc. (b)	63,000	9,865
CapitalSource, Inc., REIT (b)	223,500	5,496
Capital One Financial Corp.	125,000	9,805
Goldman Sachs Group, Inc.	26,500	5,744
Hong Kong Exchange & Clearing Ltd.	250,000	3,533
IntercontinentalExchange, Inc. (a)	93,000	13,750
Lehman Brothers Holdings, Inc.	33,700	2,511

		50,704

Healthcare—23.4%
Abbott Laboratories	294,600	15,776
Celgene Corp. (a)(b)	321,400	18,426
Express Scripts, Inc. (a)	128,600	6,431
Gilead Sciences, Inc. (a)	356,000	13,802
Hologic, Inc. (a)(b)	135,000	7,467
Roche Holdings AG	96,000	17,010
Teva Pharmaceutical Industries Ltd. ADR	371,000	15,303
UnitedHealth Group, Inc.	457,000	23,371
Wyeth	302,700	17,357

		134,943

Materials & Processing—3.1%
Precision Castparts Corp.	145,900	17,707

Technology—28.0%
Adobe Systems, Inc. (a)	533,100	21,404
Analog Devices, Inc.	215,000	8,093
Broadcom Corp., Class A (a)	344,000	10,062
Cisco Systems, Inc. (a)	936,100	26,070

	Shares	Value (000s)
EMC Corp. (a)	1,294,000	$23,421
Google, Inc., Class A (a)	39,600	20,726
Hewlett-Packard Co.	272,200	12,146
Nortel Networks Corp. (a)(b)	317,000	7,624
QUALCOMM, Inc.	434,000	18,831
Texas Instruments, Inc.	352,000	13,246

		161,623

Telecommunications—2.1%
NII Holdings, Inc., Class B (a)	146,600	11,837

Transportation—1.5%
Ryanair Holdings PLC ADR (a)(b)	223,000	8,418

Total Common Stock (cost—$461,981)		557,994

SHORT-TERM INVESTMENTS—21.8%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—18.3%
Anglo Irish Bank,
5.35% due 2/5/08, FRN (d)	$5,000	5,000
Axon Group PLC,
5.425% due 5/6/08, FRN (d)	5,000	4,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	10,000	10,000
Bavaria TRR Corp.,
5.341% due 7/19/07	13,000	12,961
Canadian Imperial Bank,
5.313% due 7/2/07	2,569	2,569
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	19,000	19,000
Davis Square Funding III Corp.,
5.331% due 7/13/07	8,000	7,983
Giro Funding U.S. Corp.,
5.315% due 7/20/07	8,000	7,975
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (d)	7,000	7,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	3,000	3,000
K2, Inc.,
5.323% due 2/26/08, FRN (d)	1,000	1,000
Links Finance LLC,
5.296% due 4/1/08, FRN (d)	1,000	1,000
Morgan Stanley,
5.41% due 3/3/08, FRN	1,000	1,000
5.445% due 12/28/07	5,000	5,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	5,000
Sigma Finance, Inc.,
5.43% due 12/6/07, FRN (d)	5,000	5,000

		105,491

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $20,164; collateralized by Fannie Mae 5.57%, due 6/30/28, valued at $20,560 including accrued interest (cost—$20,156)	20,156	20,156

Total Short-Term Investments (cost—$125,595)		125,647

Value (000s)
Total Investments (cost—$587,576) (e)—118.5%	$683,641

Liabilities in excess of other assets—(18.5%)	(106,589)

Net Assets—100.0%	$577,052

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $102,377; cash collateral of $105,128 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Securities with an aggregate value of $20,543, representing 3.56% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	41

Schedule of Investments

OCC International Equity Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.8%
Australia—2.8%
AXA Asia Pacific Holdings Ltd.	13,400	$84
Boart Longyear Group (a)	28,200	54

		138

Austria—2.1%
Boehler-Uddeholm AG	370	37
CA Immobilien Anlagen AG (a)	858	25
Zumtobel AG (a)	1,000	37

		99

Belgium—1.4%
Fortis NV, UNIT	1,575	67

Brazil—1.5%
Petroleo Brasileiro S.A. ADR	600	73

France—16.4%
AXA S.A.	3,300	142
BNP Paribas	1,250	148
Cie de Saint-Gobain	866	97
Lafarge S.A.	800	146
Pinault-Printemps-Redoute S.A.	635	111
Societe Generale	500	93
Zodiac S.A.	750	57

		794

Germany—13.6%
Adidas AG	1,600	101
BAYER AG	1,145	87
DaimlerChrysler AG	500	46
Deutsche Bank AG	500	73
Merck KGaA	825	114
RWE AG	1,200	128
Siemens AG	400	57
Symrise AG (a)	1,800	54

		660

Greece—2.5%
Hellenic Exchanges S.A. Holding	2,300	60
OPAP S.A.	1,700	60

		120

Israel—1.5%
Teva Pharmaceutical Industries Ltd. ADR	1,800	74

Italy—3.7%
Banca Intesa SpA	8,700	65
Eni SpA	2,350	85
Unicredito Italiano SpA	3,000	27

		177

Japan—18.1%
Canon, Inc.	1,400	82
Fanuc Ltd.	350	36
Fuji Fire & Marine Insurance Ltd.	16,700	67
Higo Bank Ltd.	4,600	32
Hogy Medical Co., Ltd.	800	36
Honda Motor Co., Ltd.	1,500	54
NSK Ltd.	9,000	93
Orix Corp.	430	113
Osaka Securities Exchange Co., Ltd.	9	42
SMC Corp.	425	56
Sony Corp.	1,300	67
Taiyo Nippon Sanso Corp.	7,100	55
Toyota Motor Corp.	1,400	88
Yamada Denki Co., Ltd.	500	52

		873

Luxembourg—0.5%
Acergy S.A.	1,100	25

	Shares	Value (000s)

Mexico—1.1%
Grupo Televisa S.A. ADR	2,000	$55

Netherlands—2.1%
Koninklijke (Royal) KPN NV	6,100	101

New Zealand—2.2%
Fletcher Building Ltd.	10,988	105

Norway—2.7%
Prosafe ASA	5,525	88
Storebrand ASA	2,750	43

		131

Sweden—4.9%
Sandvik AB	3,700	75
SKF AB	5,400	113
Swedbank AB	1,300	47

		235

Switzerland—5.0%
Credit Suisse Group	1,200	85
Nestle S.A.	225	85
Roche Holdings AG	410	73

		243

United Kingdom—16.7%
BP PLC	14,300	172
Centrica PLC	9,400	73
Renovo Group PLC (a)	13,250	54
Royal Bank of Scotland Group PLC	6,800	86
Sage Group PLC	16,720	79
Tesco PLC	10,700	89
Unilever PLC	3,910	126
Vodafone Group PLC	38,100	128

		807

Total Common Stock (cost—$4,095)		4,777

	Principal Amount (000s)
Repurchase Agreement—0.4%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $17; collateralized by Federal Home Loan Bank, 5.857%, due 3/2/17, valued at $20 including accrued interest (cost—$17)	$17	17

Total Investments (cost—$4,112) (b)—99.2%		4,794

Other assets less liabilities—0.8%		39

Net Assets—100.0%		$4,833

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $4,414 representing 91.32% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

42	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Opportunity Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—99.4%
Aerospace—2.3%
ARGON ST, Inc. (a)	151,371	$3,513
TransDigm Group, Inc. (a)	59,630	2,413

		5,926

Capital Goods—4.4%
Chart Industries, Inc. (a)	95,600	2,719
Force Protection, Inc. (a)(b)	180,643	3,728
Smith & Wesson Holding Corp. (a)(b)	126,800	2,124
TurboChef Technologies, Inc. (a)(b)	210,038	2,924

		11,495

Commercial Products—2.9%
H&E Equipment Services, Inc. (a)	271,334	7,527

Consumer Discretionary—4.4%
Coldwater Creek, Inc. (a)	114,600	2,662
Red Robin Gourmet Burgers, Inc. (a)	56,000	2,261
Under Armour, Inc. (a)	84,800	3,871
Wet Seal, Inc. (a)(b)	464,400	2,791

		11,585

Consumer Services—14.3%
Advisory Board Co. (a)	35,100	1,950
Clayton Holdings, Inc. (a)	232,573	2,649
Forrester Research, Inc. (a)	78,756	2,215
Huron Consulting Group, Inc. (a)	29,930	2,185
LECG Corp. (a)	410,301	6,200
Life Time Fitness, Inc. (a)(b)	138,900	7,394
New Oriental Education & Technology Group ADR (a)	74,664	4,011
On Assignment, Inc. (a)	196,800	2,110
Pinnacle Entertainment, Inc. (a)	152,892	4,304
Resources Connection, Inc. (a)	126,600	4,200

		37,218

Consumer Staples—1.6%
SunOpta, Inc. (a)(b)	384,600	4,288

Energy—8.5%
Aurora Oil & Gas Corp. (a)(b)	1,266,800	2,698
Helix Energy Solutions Group, Inc. (a)	135,600	5,412
Petroquest Energy, Inc. (a)	353,600	5,141
Quicksilver Resources, Inc. (a)(b)	199,300	8,885

		22,136

Financial Services—4.5%
Evercore Partners, Inc.	81,400	2,423
Fremont General Corp. (b)	154,100	1,658
MRU Holdings, Inc. (a)	267,106	1,683
Redwood Trust, Inc., REIT (b)	51,200	2,477
VistaPrint Ltd. (a)	88,749	3,395

		11,636

Healthcare—22.0%
Advanced Magnetics, Inc. (a)	32,700	1,902
BioMarin Pharmaceutical, Inc. (a)	121,400	2,178
Cardiome Pharma Corp. (a)	335,457	3,090
Cubist Pharmaceuticals, Inc. (a)	258,000	5,085
CV Therapeutics, Inc. (a)(b)	283,700	3,748
Durect Corp. (a)(b)	754,500	2,905
Halozyme Therapeutics, Inc. (a)	207,375	1,914
Hologic, Inc. (a)(b)	43,000	2,378
Illumina, Inc. (a)(b)	103,755	4,211

	Shares	Value (000s)

Indevus Pharmaceuticals, Inc. (a)(b)	396,200	$2,666
Martek Biosciences Corp. (a)(b)	179,200	4,654
Micrus Endovascular Corp (a)	92,200	2,268
NuVasive, Inc. (a)	83,100	2,245
NxStage Medical, Inc. (a)(b)	166,921	2,158
Salix Pharmaceuticals Ltd. (a)	412,111	5,069
Theravance, Inc. (a)	76,626	2,452
Ventana Medical Systems, Inc. (a)	42,009	3,246
Vital Images, Inc. (a)	193,000	5,242

		57,411

Materials & Processing—1.1%
Dynamic Materials Corp. (b)	73,900	2,771

Technology—26.0%
Allscripts Healthcare Solutions, Inc. (a)(b)	147,300	3,753
American Reprographics Co. (a)(b)	143,642	4,423
Atheros Communications, Inc. (a)	66,300	2,045
Cogent Communications Group, Inc. (a)(b)	186,200	5,562
Commvault Systems, Inc. (a)	161,431	2,788
Concur Technologies, Inc. (a)(b)	100,172	2,289
Innerworkings, Inc. (a)(b)	338,900	5,429
Knot, Inc. (a)(b)	115,700	2,336
Liquidity Services, Inc. (a)	108,800	2,043
Microsemi Corp. (a)(b)	145,300	3,480
Netlogic Microsystems, Inc. (a)(b)	81,700	2,601
Omniture, Inc. (a)(b)	112,300	2,574
Opsware, Inc. (a)(b)	453,673	4,314
Perficient, Inc. (a)	147,900	3,062
Phase Forward, Inc. (a)	127,120	2,139
RightNow Technologies, Inc. (a)(b)	276,965	4,545
Sapient Corp. (a)	388,500	3,003
SI International, Inc. (a)	66,800	2,206
THQ, Inc. (a)	61,500	1,877
Ultimate Software Group, Inc. (a)	72,500	2,097
Wind River Systems, Inc. (a)	486,700	5,354

		67,920

Telecommunications—2.0%
SAVVIS, Inc. (a)	109,500	5,421

Transportation—3.3%
American Commercial Lines, Inc. (a)(b)	143,900	3,749
Copa Holdings S.A.	43,800	2,945
Old Dominion Freight Line, Inc. (a)	65,100	1,963

		8,657

Waste Disposal—2.1%
Basin Water, Inc. (a)(b)	398,100	3,464
Fuel Tech, Inc. (a)	55,567	1,903

		5,367

Total Common Stock (cost—$222,573)		259,358

SHORT-TERM INVESTMENTS—27.0%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—26.3%
Anglo Irish Bank,
5.35% due 2/5/08, FRN (c)	$5,000	5,000

	Principal Amount (000s)	Value (000s)

Axon Group PLC, FRN (c),
5.425% due 5/6/08	$5,000	$4,999
5.435% due 6/6/08	5,000	5,000
Bank of America N.A.,
5.435% due 7/2/07	5,000	5,000
Bayerische Landesbank,
5.38% due 2/24/08, FRN	1,000	1,000
Canadian Imperial Bank,
5.312% due 7/2/07	7,605	7,605
Cheyne Capital LLC,
5.435% due 5/13/08 (c)	2,000	2,000
CIT Group, Inc.,
5.464% due 5/9/08, FRN	5,000	5,004
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	8,000	8,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (c)	3,000	3,000
K2, Inc.,
5.323% due 2/26/08, FRN (c)	1,000	1,000
Links Finance LLC,
5.30% due 4/1/08, FRN (c)	5,000	5,001
Morgan Stanley,
5.435% due 8/17/07	5,000	5,000
5.445% due 12/28/07	5,000	5,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (c)	1,000	1,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	4,999

		68,608

Repurchase Agreement—0.7%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $1,943; collateralized by Fannie Mae 5.05%, due 4/28/15, valued at $1,982 including accrued interest (cost—$1,942)	1,942	1,942

Total Short-Term Investments (cost—$70,549)		70,550

Total Investments (cost—$293,122)—126.4%		329,908

Liabilities in excess of other assets—(26.4%)		(68,940)

Net Assets—100.0%		$260,968

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $65,400; cash collateral of $68,473 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with cash proceeds from securities on loan.

Glossary:
ADR—American Depositary Receipt

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	43

Schedule of Investments

OCC Renaissance Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—99.8%
Aerospace—4.3%
Goodrich Corp.	1,235,600	$73,592
Spirit Aerosystems Holdings, Inc., (a)	550,000	19,828

		93,420

Building/Construction—2.0%
Foster Wheeler Ltd. (a)	211,000	22,575
Lennar Corp., Class A (b)	595,000	21,753

		44,328

Capital Goods—2.5%
Joy Global, Inc. (b)	549,000	32,023
Zebra Technologies Corp., Class A (a)(b)	570,000	22,082

		54,105

Chemicals—2.4%
Cytec Industries, Inc.	402,000	25,636
Mosaic Co. (a)	665,000	25,948

		51,584

Commercial Products—3.3%
ChoicePoint, Inc. (a)(b)	888,000	37,695
H&R Block, Inc. (b)	1,437,000	33,583

		71,278

Consumer Discretionary—5.0%
Family Dollar Stores, Inc.	1,230,000	42,214
Petsmart, Inc. (b)	678,000	22,001
Ross Stores, Inc.	715,000	22,022
TJX Cos., Inc.	784,000	21,560

		107,797

Consumer Services—4.1%
Brunswick Corp. (b)	661,000	21,569
Royal Caribbean Cruises Ltd. (b)	820,000	35,244
WPP Group PLC	2,179,700	32,600

		89,413

Consumer Staples—3.3%
Clorox Co.	517,300	32,124
Walgreen Co.	917,000	39,926

		72,050

Energy—8.9%
ConocoPhillips	466,400	36,612
FMC Technologies, Inc. (a)	668,000	52,919
Hess Corp.	746,000	43,984
National-Oilwell Varco, Inc. (a)	275,000	28,666
Range Resources Corp. (b)	809,000	30,265

		192,446

Financial Services—28.8%
Affiliated Managers Group, Inc. (a)(b)	130,238	16,769
AMB Property Corp., REIT (b)	1,077,000	57,318
Annaly Mortgage Management, Inc., REIT	1,590,000	22,928
Bank of New York Mellon Corp.	838,000	34,727
CBL & Associates Properties, Inc., REIT (b)	1,410,300	50,841
CIT Group, Inc.	387,700	21,258
Douglas Emmett, Inc., REIT (b)	863,900	21,373
E*Trade Financial Corp. (a)	1,125,000	24,851
Investment Technology Group, Inc. (a)	444,400	19,256
Lazard Ltd., Class A (b)	479,300	21,583

	Shares	Value (000s)

MBIA, Inc. (b)	331,700	$20,638
Nationwide Health Properties, Inc., REIT (b)	1,620,000	44,064
OneBeacon Insurance Group Ltd., Class A	729,200	18,471
PartnerRe Ltd. (b)	266,700	20,669
Platinum Underwriters Holdings Ltd.	849,000	29,503
PNC Financial Services Group, Inc.	450,000	32,211
Prosperity Bancshares, Inc. (b)	995,000	32,596
Reinsurance Group of America, Inc. (b)	461,600	27,807
Stancorp Financial Group, Inc.	1,058,000	55,524
Zions Bancorporation	668,500	51,414

		623,801

Food & Beverage—0.5%
Smithfield Foods, Inc. (a)(b)	345,000	10,623

Healthcare—6.6%
Biogen Idec, Inc. (a)	657,000	35,149
Coventry Health Care, Inc. (a)	414,100	23,873
DaVita, Inc. (a)	351,000	18,912
Health Net, Inc. (a)	667,000	35,218
Sepracor, Inc. (a)	725,000	29,739

		142,891

Industrial—1.9%
Oshkosh Truck Corp., Class B (b)	667,000	41,968

Materials & Processing—2.3%
Companhia Vale do Rio Doce ADR (b)	300,000	13,365
Rio Tinto PLC	195,000	14,918
Smurfit-Stone Container Corp. (a)	1,667,000	22,188

		50,471

Retail—1.4%
Advance Auto Parts, Inc.	738,200	29,919

Technology—4.6%
Brady Corp.	495,270	18,394
CACI International, Inc., Class A (a)(b)	410,000	20,028
EMC Corp. (a)	1,045,000	18,915
Fairchild Semi-conductor International, Inc. (a)(b)	790,000	15,263
KLA-Tencor Corp. (b)	211,000	11,594
Tektronix, Inc.	447,000	15,082

		99,276

Telecommunications—3.4%
Juniper Networks, Inc. (a)(b)	444,000	11,175
Sprint Nextel Corp. (b)	3,029,000	62,731

		73,906

Transportation—0.5%
Ford Motor Co. (b)	1,043,000	9,825

Utilities—14.0%
Constellation Energy Group, Inc.	314,000	27,371
Dominion Resources, Inc.	419,000	36,164
DPL, Inc. (b)	897,400	25,432
Duke Energy Corp. (b)	588,000	10,760
Dynegy, Inc. (a)	1,181,000	11,149
Entergy Corp.	475,100	51,002
Mirant Corp. (a)	714,000	30,452
NRG Energy, Inc. (a)	124,000	5,155
SCANA Corp. (b)	792,000	30,326
Southern Co. (b)	962,000	32,987

	Shares	Value (000s)

Vectren Corp. (b)	635,000	$17,101
Wisconsin Energy Corp.	557,000	24,636

		302,535

Total Common Stock (cost—$2,014,355)		2,161,636

SHORT-TERM INVESTMENTS—25.5%
Collateral Invested for Securities on Loan (d)—24.3%
Allianz Dresdner Daily Asset Fund (e)	8,000,000	8,000
	Principal Amount (000s)
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$10,000	9,942
Anglo Irish Bank,
5.35% due 2/5/08, FRN (c)	20,000	20,000
Axon Group PLC, FRN (c),
5.318% due 6/9/08	18,000	17,998
5.435% due 6/6/08	15,000	15,000
Bank of America N.A.,
5.435% due 7/2/07	41,000	41,000
Bavaria Universal Funding,
5.329% due 7/16/07	5,000	4,987
Bayerische Landesbank,
5.38% due 2/24/08, FRN	1,000	1,000
Bear Stearns Cos., Inc.,
5.495% due 7/2/07	10,000	10,000
5.575% due 7/2/07	5,000	5,000
Canadian Imperial Bank,
5.312% due 7/2/07	16,177	16,177
Cheyne Capital LLC (c),
5.435% due 5/13/08	5,000	5,000
5.436% due 6/5/08, FRN	5,000	4,999
CIT Group, Inc.,
5.464% due 5/9/08, FRN	11,000	11,009
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	99,000	99,000
Davis Square Funding III Corp.,
5.331% due 7/13/07	7,000	6,985
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (c)	5,000	4,998
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	5,000	4,984
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
5.505% due 12/18/07 (c)	17,000	17,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (c)	44,000	44,000
Harrier Finance Funding U.S. LLC (c),
5.301% due 8/14/07	10,000	10,000
5.437% due 2/5/08, FRN	15,000	15,002
HBOS Treasury Services PLC,
5.31% due 7/17/07	10,000	10,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (c)	10,000	10,000
K2, Inc.,
5.323% due 2/26/08, FRN (c)	1,000	1,000

44	Allianz Funds Annual Report	06.30.07

	Principal Amount (000s)	Value (000s)

Links Finance LLC,
5.30% due 4/1/08, FRN (c)	$10,000	$10,001
Morgan Stanley,
5.41% due 3/3/08, FRN	10,000	10,000
5.435% due 8/17/07	5,000	5,000
5.445% due 12/28/07	22,000	22,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (c)	5,000	5,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	5,000
Salomon Smith Barney, Inc.,
5.475% due 7/2/07	23,000	23,000
Sigma Finance, Inc., FRN (c),
5.43% due 5/16/08	13,000	13,003
5.434% due 7/27/07	14,100	14,103
Zane Funding LLC,
5.503% due 7/2/07	17,491	17,483

		525,678

Repurchase Agreement—1.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $25,836; collateralized by Fannie Mae 5.945%, due 6/7/27, valued at $26,343 including accrued interest (cost—$25,825)	25,825	25,825

Total Short-Term Investments (Cost—$551,459)		551,503

Total Investments (Cost—$2,565,814) (f)—125.3%		2,713,139

Liabilities in excess of other assets—(25.3)%		(547,020)

Net Assets—100.0%		$2,166,119

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $510,774; cash collateral of $524,463 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $47,519, representing 2.19% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	45

Schedule of Investments

OCC Target Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.9%
Building/Construction—1.9%
McDermott International, Inc. (a)	150,000	$12,468

Capital Goods—3.5%
Force Protection, Inc. (a)(b)	350,000	7,224
Manitowoc Co., Inc.	100,000	8,038
Textron, Inc.	75,000	8,258

		23,520

Chemicals—0.7%
Mosaic Co. (a)	125,000	4,878

Communications—1.8%
Focus Media Holding Ltd. ADR (a)(b)	235,000	11,867

Consumer Discretionary—8.8%
CapitalSource, Inc., REIT (b)	500,000	12,295
Coach, Inc. (a)	275,000	13,033
CROCS, Inc. (a)(b)	275,000	11,833
Dick’s Sporting Goods, Inc. (a)(b)	130,000	7,562
Nordstrom, Inc.	185,000	9,457
Under Armour, Inc. (a)(b)	100,000	4,565

		58,745

Consumer Services—10.2%
Corrections Corp of America (a)	150,000	9,466
Hilton Hotels Corp.	350,000	11,715
Live Nations, Inc. (a)	450,000	10,071
New Oriental Education & Technology Group ADR (a)	215,000	11,550
Pinnacle Entertainment, Inc. (a)(b)	400,000	11,260
Starwood Hotels & Resorts Worldwide, Inc.	140,000	9,390
XM Satellite Radio Holdings, Inc., Class A (a)(b)	400,000	4,708

		68,160

Consumer Staples—1.5%
Fomento Economico Mexicano S.A. de C.V. ADR	255,000	10,027

Energy—8.0%
Helix Energy Solutions Group, Inc. (a)(b)	350,000	13,969
Nabors Industries Ltd. (a)	175,000	5,842
PetroHawk Energy Corp. (a)	425,000	6,740
Quicksilver Resources, Inc. (a)(b)	425,000	18,946
Sunoco, Inc.	105,000	8,366

		53,863

Financial Services—6.1%
Affiliated Managers Group, Inc. (a)(b)	75,000	9,657
IntercontinentalExchange, Inc. (a)	90,000	13,307
Lazard Ltd., Class A	210,000	9,456
VistaPrint Ltd. (a)	225,000	8,606

		41,026

Healthcare—17.7%
BioMarin Pharmaceutical, Inc. (a)(b)	440,000	7,894
Celgene Corp. (a)	223,000	12,784
Coventry Health Care, Inc. (a)	135,000	7,783
Express Scripts, Inc. (a)	230,000	11,502
Gen-Probe, Inc. (a)	186,000	11,238
Hologic, Inc. (a)(b)	225,000	12,445
Illumina, Inc. (a)(b)	230,000	9,336
Intuitive Surgical, Inc. (a)(b)	105,000	14,571
Psychiatric Solutions, Inc. (a)(b)	400,000	14,504
Theravance, Inc. (a)	350,000	11,200
Ventana Medical Systems, Inc. (a)(b)	70,500	5,447

		118,704

	Shares	Value (000s)

Materials & Processing—4.9%
Freeport-McMoRan Copper & Gold, Inc., Class B	125,000	$10,352
Precision Castparts Corp.	185,000	22,452

		32,804

Multi-Media—1.8%
Central European Media Enterprises Ltd., Class A (a)(b)	125,000	12,197

Technology—24.0%
Activision, Inc. (a)	350,000	6,535
Adobe Systems, Inc. (a)	280,000	11,242
Akamai Technologies, Inc. (a)(b)	285,000	13,862
American Tower Corp. (a)	400,000	16,800
Broadcom Corp., Class A (a)	200,000	5,850
Ciena Corp. (a)(b)	340,000	12,284
Citrix Systems, Inc. (a)	550,000	18,519
Cogent Communications Group, Inc. (a)(b)	585,000	17,474
F5 Networks, Inc. (a)	135,000	10,881
General Cable Corp (a)(b)	165,000	12,499
Intersil Corp.	365,000	11,483
Microchip Technology, Inc.	330,000	12,223
National Semi-conductor Corp. (b)	390,000	11,025

		160,677

Telecommunications—5.0%
Clearwire Corp. (a)(b)	350,000	8,551
NII Holdings, Inc., Class B (a)	240,000	19,378
Virgin Media, Inc. (b)	225,000	5,483

		33,412

Transportation—1.8%
Copa Holdings S.A.	150,000	10,086
Expeditors International Washington, Inc.	50,000	2,065

		12,151

Utilities—1.2%
NRG Energy, Inc. (a)(b)	185,000	7,690

Total Common Stock (cost—$509,236)		662,189

SHORT-TERM INVESTMENTS—34.2%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—32.8%
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$15,000	14,914
Anglo Irish Bank,
5.35% due 2/5/08, FRN (d)	5,000	5,000
Axon Group PLC, FRN (d),
5.425% due 5/6/08	10,000	9,999
5.435% due 6/6/08	5,000	5,000
Bank of America N.A.,
5.425% due 11/8/07, FRN	10,000	10,000
5.435% due 7/2/07	14,000	14,000
Bavaria TRR Corp.,
5.341% due 7/19/07	18,000	17,946
Bayerische Landesbank,
5.38% due 2/24/08, FRN	1,000	1,000
Bear Stearns Cos., Inc.,
5.495% due 7/2/07	5,000	5,000
5.575% due 7/2/07	10,000	10,000
Canadian Imperial Bank,
5.313% due 7/2/07	9,450	9,450
CIT Group, Inc.,
5.464% due 5/9/08, FRN	3,000	3,002

	Principal Amount (000s)	Value (000s)
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	$30,000	$30,000
Davis Square Funding III Corp.,
5.316% due 7/13/07	5,000	4,990
5.331% due 7/13/07	8,000	7,983
Giro Funding U.S. Corp.,
5.315% due 7/20/07	8,000	7,975
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (d)	2,000	2,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07 (d)	10,000	9,999
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	5,000	5,000
K2, Inc., FRN (d),
5.323% due 2/26/08	1,000	1,000
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (d)	5,000	5,001
Morgan Stanley,
5.41% due 3/3/08, FRN	3,000	3,000
5.445% due 9/28/07	10,000	10,000
5.445% due 12/28/07	5,000	5,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	5,000

		219,240

Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $9,552; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $9,741 including accrued interest (cost—$9,548)	9,548	9,548

Total Short-Term Investments (cost—$228,705)		228,788

Total Investments (cost—$737,941)—133.1%		890,977

Liabilities in excess of other assets—(33.1%)		(221,498)

Net Assets—100.0%		$669,479

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $216,051; cash collateral of $222,098 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

46	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—99.0%
Aerospace—2.6%
Boeing Co.	500,000	$48,080

Building/Construction—3.2%
D.R. Horton, Inc. (b)	1,000,000	19,930
Lennar Corp., Class A (b)	1,100,000	40,216

		60,146

Capital Goods—6.7%
3M Co.	300,000	26,037
General Electric Co.	1,800,000	68,904
Parker Hannifin Corp.	300,000	29,373

		124,314

Commercial Products—1.7%
ChoicePoint, Inc. (a)	750,000	31,838

Consumer Discretionary—5.9%
Family Dollar Stores, Inc.	600,000	20,592
Petsmart, Inc. (b)	600,000	19,470
Wal-Mart Stores, Inc.	500,000	24,055
Yum! Brands, Inc.	1,400,000	45,808

		109,925

Consumer Services—2.1%
Carnival Corp., UNIT (b)	800,000	39,016

Consumer Staples—4.0%
Supervalu, Inc.	450,000	20,844
SYSCO Corp.	1,000,000	32,990
Unilever PLC ADR	650,000	20,969

		74,803

Energy—18.3%
BP PLC ADR (b)	1,250,000	90,175
Chevron Corp.	1,100,000	92,664
ConocoPhillips	1,450,000	113,825
GlobalSantaFe Corp.	325,000	23,481
Hess Corp.	349,848	20,627

		340,772

Financial Services—30.0%
Allstate Corp.	500,000	30,755
American Express Co.	600,000	36,708
Annaly Mortgage Management, Inc., REIT (b)	1,100,000	15,862
Bank of America Corp.	400,000	19,556
Bank of New York Mellon Corp.	2,000,000	82,880
Capital One Financial Corp.	250,000	19,610
Countrywide Financial Corp.	1,800,000	65,430
Hartford Financial Services Group, Inc.	400,000	39,404
JPMorgan Chase & Co.	1,700,000	82,365
MBIA, Inc. (b)	750,000	46,665
MetLife, Inc.	704,300	45,413
Morgan Stanley	400,000	33,552
PNC Financial Services Group, Inc.	250,000	17,895
RenaissanceRe Holdings Ltd.	400,000	24,796

		560,891

Healthcare—13.7%
Aetna, Inc.	1,000,000	49,400
Amgen, Inc. (a)	1,000,000	55,290
Biogen Idec, Inc. (a)	550,000	29,425
Health Net, Inc. (a)	400,000	21,120
Nektar Therapeutics, Inc. (a)(b)	770,300	7,310
Sepracor, Inc. (a)	350,000	14,357
WellPoint, Inc. (a)	1,000,000	79,830

		256,732

	Shares	Value (000s)

Materials & Processing—0.6%
PPG Industries, Inc.	150,000	$11,416

Technology—2.2%
EMC Corp. (a)	1,100,000	19,910
Microsoft Corp.	700,000	20,629

		40,539

Telecommunications—4.5%
Sprint Nextel Corp. (b)	1,100,000	22,781
Verizon Communications, Inc.	1,500,000	61,755

		84,536

Utilities—3.5%
Southern Co.	1,900,000	65,151

Total Common Stock (cost—$1,687,251)		1,848,159

SHORT-TERM INVESTMENTS—4.8%
Collateral Invested for Securities on Loan (d)—3.6%
Allianz Dresdner Daily Asset Fund (e)	34,853,510	34,854
	Principal Amount (000s)
Bayerische Landesbank,
5.38% due 2/24/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (c)	20,000	20,000
Morgan Stanley,
5.41% due 3/3/08, FRN	7,000	7,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (c)	4,000	4,000

		66,854

Repurchase Agreement—1.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $21,589; collateralized by Fannie Mae, 5.945%, due 6/7/27, valued at $22,012 including accrued interest (cost—$21,580)	21,580	21,580

Total Short-Term Investments (cost—$88,433)		88,434

Total Investments (cost—$1,775,684)—103.8%		1,936,593

Liabilities in excess of other assets—(3.8%)		(70,313)

Net Assets—100.0%		$1,866,280

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $64,918; cash collateral of $66,800 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	47

Statements of Assets and Liabilities

June 30, 2007
Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	Allianz Global Investors Multi-Style Fund

Assets:
Investments, at value	$1,828,648	$501,399	$55,124	$1,706,829	$0
Investments in Affiliates, at value	0	155,067	0	0	335,038
Repurchase agreement, at value	0	0	0	0	0
Cash	11,790	1,137	1	0	0
Securities lending interest receivable (net)	20	45	0	58	0
Receivable for investments sold	22,497	5,920	0	0	0
Receivable for Fund shares sold	1,788	138	112	1,434	579
Dividends and interest receivable (net of foreign taxes)	1,100	462	17	280	0
Dividends and interest receivable from Affiliates	0	0	0	0	521
Manager reimbursement receivable	0	0	0	0	0
	1,865,843	664,168	55,254	1,708,601	336,138

Liabilities:
Payable for investments purchased	32,010	9,604	0	2,470	0
Payable for investments in Affiliates purchased	0	0	0	0	521
Overdraft due to custodian	0	0	0	0	79
Options written, at value	0	0	0	0	0
Payable for Fund shares redeemed	3,635	18,045	78	3,029	465
Payable for collateral for securities on loan	184,503	160,067	0	365,631	0
Investment advisory fee payable	617	512	20	498	0
Administration fee payable	392	102	12	324	107
Distribution fee payable	235	11	1	165	155
Servicing fee payable	145	0	1	120	66
Payable for organization expense	0	0	0	0	0
Payable to securities lending agent	0	291	0	0	0
	221,537	188,632	112	372,237	1,393
Net Assets	$1,644,306	$475,536	$55,142	$1,336,364	$334,745

Net Assets Consist of:
Paid-in-capital	$1,351,096	$390,331	$51,258	$1,075,800	$284,033
Undistributed (dividends in excess of ) net investment income	4,140	—	64	—	—
Accumulated net realized gain (loss)	67,292	32,524	(398)	77,186	4,499
Net unrealized appreciation of investments, options written and foreign currency transactions	221,778	52,681	4,218	183,378	46,213
	$1,644,306	$475,536	$55,142	$1,336,364	$334,745

Net Assets:
Institutional Class	$424,762	$420,835	$50,850	$482,027	$13,155
Administrative Class	$518,562	$54,701	$12	$278,073	$0
Other Classes	$700,982	$0	$4,280	$576,264	$321,590

Shares Issued and Outstanding:
Institutional Class	19,628	18,133	4,827	16,319	1,049
Administrative Class	24,566	2,472	1	9,669	0
Other Classes	34,181	0	410	20,850	25,610

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$21.64	$23.21	$10.54	$29.54	$12.54
Administrative Class	$21.11	$22.12	$10.50	$28.76	$0.00

Cost of Investments	$1,606,870	$448,718	$50,906	$1,523,451	$0
Cost of Investments in Affiliates	$0	$155,067	$0	$0	$288,825
Cost of Repurchase Agreement	$0	$0	$0	$0	$0
Premiums Received for Options Written	$0	$0	$0	$0	$0

48	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund

$43,939	$9,367,996	$475,189	$591,311	$16,490	$6,271,999	$8,063	$71,874	$683,641
6,100	71,000	141,489	33,100	0	118,141	0	3,767	0
0	0	54,826	0	0	0	0	0	0
1	0	1	1	0	42	0	1	1
0	60	39	2	0	577	0	1	12
0	40,491	2,106	0	0	26,661	0	9	0
51	54,542	6,632	8,066	205	6,303	0	132	476
115	24,508	1,337	1,002	29	4,839	10	96	313
0	0	0	0	0	680	0	0	0
0	0	0	0	54	0	0	0	0
50,206	9,558,597	681,619	633,482	16,778	6,429,242	8,073	75,880	684,443

0	84,394	33,081	12,441	0	15,522	15	0	0
0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	376	0
100	12,156	746	3,667	0	7,844	0	176	1,126
6,100	783,090	141,489	33,100	0	1,610,045	0	4,267	105,439
23	3,131	214	204	8	2,323	3	35	238
13	2,083	210	161	4	1,229	2	23	188
9	1,471	90	81	2	736	0	23	282
6	1,351	83	80	2	607	1	14	118
0	0	0	0	54	0	0	0	0
0	0	2,106	0	0	0	0	0	0
6,251	887,676	178,019	49,734	70	1,638,306	21	4,914	107,391
$43,955	$8,670,921	$503,600	$583,748	$16,708	$4,790,936	$8,052	$70,966	$577,052

$31,801	$7,554,028	$420,257	$527,796	$15,724	$3,259,900	$6,595	$76,535	$617,921
498	5,475	606	136	7	57,350	51	1	(58)
10,318	276,908	15,369	11,178	145	230,282	337	(9,896)	(136,877)
1,338	834,510	67,368	44,638	832	1,243,404	1,069	4,326	96,066
$43,955	$8,670,921	$503,600	$583,748	$16,708	$4,790,936	$8,052	$70,966	$577,052

$11,196	$1,693,928	$33,611	$161,445	$4,940	$962,528	$5,498	$3,093	$7,355
$24	$408,959	$0	$77	$0	$903,752	$0	$431	$86
$32,735	$6,568,034	$469,989	$422,226	$11,768	$2,924,656	$2,554	$67,442	$569,611

551	91,525	1,257	7,757	282	26,757	430	318	283
1	22,047	0	4	0	25,947	0	45	3
1,655	359,089	17,765	20,444	674	85,015	203	7,252	23,385

$20.32	$18.51	$26.73	$20.81	$17.52	$35.97	$12.77	$9.72	$25.97
$20.21	$18.55	$0.00	$20.80	$0.00	$34.83	$0.00	$9.64	$25.33

$42,601	$8,533,486	$407,822	$546,673	$15,658	$5,034,220	$6,994	$67,608	$587,576
$6,100	$71,000	$141,489	$33,100	$0	$112,516	$0	$3,767	$0
$0	$0	$54,826	$0	$0	$0	$0	$0	$0
$0	$0	$0	$0	$0	$0	$0	$436	$0

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	49

Statements of Assets and Liabilities  (Cont.)

June 30, 2007
Amounts in thousands, except per share amounts	OCC International Equity Fund	OCC Opportunity Fund	OCC Renaissance Fund	OCC Target Fund	OCC Value Fund

Assets:
Investments, at value	$4,794	$329,908	$2,705,139	$890,977	$1,901,739
Investments in Affiliates, at value	0	0	8,000	0	34,854
Cash	0	159	0	0	0
Foreign currency, at value	3	0	0	0	0
Securities lending interest receivable (net)	0	54	53	101	12
Receivable for investments sold	119	2,413	27,309	10,387	0
Receivable for Fund shares sold	0	361	618	136	735
Dividends and interest receivable (net of foreign taxes)	9	51	2,786	53	1,649
Manager reimbursement receivable	49	0	0	0	0
Other assets	0	3	0	2	0
	4,974	332,949	2,743,905	901,656	1,938,989

Liabilities:
Payable for investments purchased	88	2,469	33,087	6,782	0
Payable for investments in Affiliates purchased	0	0	0	0	0
Overdraft due to custodian	0	0	8	0	0
Payable for Fund shares redeemed	0	538	16,143	1,741	3,660
Payable for collateral for securities on loan	0	68,607	525,634	219,157	66,853
Investment advisory fee payable	2	138	1,009	304	707
Administration fee payable	2	81	692	217	582
Distribution fee payable	0	100	782	300	560
Servicing fee payable	0	48	431	136	347
Payable for organization expense	48	0	0	0	0
Unrealized depreciation on forward foreign currency contracts	1	0	0	0	0
Payable to securities lending agent	0	0	0	3,540	0
	141	71,981	577,786	232,177	72,709
Net Assets	$4,833	$260,968	$2,166,119	$669,479	$1,866,280

Net Assets Consist of:
Paid-in-capital	$3,798	$199,939	$1,670,280	$488,833	$1,455,017
Undistributed (dividends in excess of ) net investment income	69	—	2	—	8,068
Accumulated net realized gain (loss)	285	24,243	348,510	27,610	242,286
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	681	36,786	147,327	153,036	160,909
	$4,833	$260,968	$2,166,119	$669,479	$1,866,280

Net Assets:
Institutional Class	$4,833	$26,598	$57,350	$9,857	$116,630
Administrative Class	$0	$130	$80,521	$193	$101,704
Other Classes	$0	$234,240	$2,028,248	$659,429	$1,647,946

Shares Issued and Outstanding:
Institutional Class	257	993	2,456	384	6,191
Administrative Class	0	5	3,518	8	5,520
Other Classes	0	8,977	96,468	29,592	91,973

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$18.81	$26.78	$23.35	$25.66	$18.84
Administrative Class	$0.00	$26.34	$22.89	$25.42	$18.43

Cost of Investments	$4,112	$288,122	$2,557,814	$737,941	$1,740,830
Cost of Investments in Affiliates	$0	$0	$8,000	$0	$34,854
Cost of Foreign Currency	$3	$0	$(7)	$0	$0

50	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Statements of Operations

Year Ended June 30, 2007

Amounts in thousands	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	Allianz Global Investors Multi-Style Fund

Investment Income:
Interest	$2,319	$1,184	$73	$1,589	$0
Dividends, net of foreign withholding taxes	17,552	4,024	168	11,359	8,474
Dividends from investments in Affiliates	0	0	0	0	0
Security lending income (net)	266	522	0	734	0
Miscellaneous income	36	17	0	45	3
Total Income	20,173	5,747	241	13,727	8,477

Expenses:
Investment advisory fees	6,975	7,073	107	5,921	0
Administration fees	4,461	1,398	62	3,882	1,235
Distribution and/or servicing fees — Administrative Class	1,208	141	0	716	0
Distribution and/or servicing fees — Other Classes	3,205	0	6	2,893	2,548
Trustees’ fees	113	42	1	96	0
Interest expense	1	3	0	11	0
Shareholder communications expense	70	26	0	57	0
Tax expense	0	0	0	0	225
Total Expenses	16,033	8,683	176	13,576	4,008
Net Investment Income (Loss)	4,140	(2,936)	65	151	4,469

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	67,795	32,362	251	78,495	0
Investments in Affiliates	0	0	0	0	4,567
Net capital gain distributions received from underlying Affiliated funds	0	0	0	0	12,525
Net change in unrealized appreciation/depreciation of:
Investments	138,780	(9,177)	3,701	95,740	0
Investments in Affiliates	0	0	0	0	20,203
Net Realized and Change in Unrealized Gain (Loss)	206,575	23,185	3,952	174,235	37,295
Net Increase in Net Assets Resulting from Investment Operations	$210,715	$20,249	$4,017	$174,386	$41,764

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	51

Statements of Operations  (Cont.)

Year Ended June 30, 2007
	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund

Investment Income:
Interest	$199	$19,174	$660	$953	$24
Dividends, net of foreign withholding taxes	1,284	158,977	7,096	7,195	287
Dividends from investments in Affiliates	0	0	0	0	0
Security lending income (net)	6	670	340	24	0
Miscellaneous income	0	16	2	1	0
Total Income	1,489	178,837	8,098	8,173	311

Expenses:
Investment advisory fees	367	24,393	1,361	1,345	39
Administration fees	180	16,984	1,344	1,061	23
Distribution and/or servicing fees—Administrative Class	0	247	0	4	0
Distribution and/or servicing fees—Other Classes	159	23,576	1,115	1,170	16
Trustees’ fees	4	384	15	21	1
Interest expense	4	0	0	0	0
Shareholder communications expense	3	230	9	12	0
Organization expense	0	0	0	0	54
Tax expense	2	0	0	9	0
Total Expenses	719	65,814	3,844	3,622	133
Reimbursement by manager	0	0	0	0	(54)
Net Expenses	719	65,814	3,844	3,622	79
Net Investment Income (Loss)	770	113,023	4,254	4,551	232

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,694	298,751	15,909	13,481	148
Investments in Affiliates	0	0	0	0	0
Options written	0	0	0	0	0
Foreign currency transactions	0	0	1	0	0
Payments from Affiliates	0	0	0	0	0
Net change in unrealized appreciation/depreciation of:
Investments	(2,084)	674,262	65,733	36,681	832
Investments in Affiliates	0	0	0	0	0
Options written	0	0	0	0	0
Foreign currency transactions	0	0	1	0	0
Net Realized and Change in Unrealized Gain (Loss)	8,610	973,013	81,644	50,162	980
Net Increase in Net Assets Resulting from Investment Operations	$9,380	$1,086,036	$85,898	$54,713	$1,212

52	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC International Equity Fund	OCC Opportunity Fund	OCC Renaissance Fund	OCC Target Fund	OCC Value Fund

$11,264	$14	$113	$633	$5	$101	$1,115	$273	$1,103
138,657	100	1,028	4,729	115	154	35,440	2,935	40,524
2,718	0	0	0	0	0	0	0	0
4,279	0	5	87	0	531	595	1,073	235
119	0	0	0	0	0	5	0	37
157,037	114	1,146	5,449	120	786	37,155	4,281	41,899

25,782	32	406	2,707	25	1,637	13,833	3,558	8,613
13,711	21	266	2,149	19	955	9,020	2,538	7,126
1,986	0	1	0	0	1	242	0	239
13,573	8	425	4,663	0	1,717	15,654	5,129	10,914
317	1	5	40	0	19	178	48	142
0	0	17	7	1	13	0	44	0
190	0	3	24	0	12	107	29	89
0	0	0	0	49	0	0	0	0
0	0	0	0	0	0	0	0	0
55,559	62	1,123	9,590	94	4,354	39,034	11,346	27,123
0	0	0	0	(49)	0	0	0	0
55,559	62	1,123	9,590	45	4,354	39,034	11,346	27,123
101,478	52	23	(4,141)	75	(3,568)	(1,879)	(7,065)	14,776

299,261	342	8,478	65,539	295	41,448	468,225	86,424	299,991
0	0	0	0	0	0	0	0	0
0	0	73	0	0	0	0	0	0
(3)	0	0	(2)	(3)	0	(91)	0	(150)
0	0	4	32	0	0	0	0	0

421,119	933	4,199	53,831	681	16,976	(33,055)	69,524	75,879
18,309	0	0	0	0	0	0	0	0
0	0	210	0	0	0	0	0	0
0	0	0	(2)	0	0	13	0	0
738,686	1,275	12,964	119,398	973	58,424	435,092	155,948	375,720
$840,164	$1,327	$12,987	$115,257	$1,048	$54,856	$433,213	$148,883	$390,496

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	53

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Emerging Companies Fund		CCM Focused Growth Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,140	$2,864	$(2,936)	$(5,743)	$65	$20
Net realized gain on investments, options written and foreign currency transactions	67,795	142,214	32,362	124,945	251	659
Net realized gain (loss) on investments in Affiliates	0	0	0	0	0	0
Net capital gain distributions received from underlying Affiliated funds	0	0	0	0	0	0
Payments from Affiliates**	0	0	0	0	0	0
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	138,780	(39,151)	(9,177)	(25,820)	3,701	60
Net change in unrealized appreciation/depreciation of investments in Affiliates	0	0	0	0	0	0
Net increase resulting from investment operations	210,715	105,927	20,249	93,382	4,017	739

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(1,269)	(554)	0	0	(13)	(10)
Administrative Class	(803)	(559)	0	0	0	0
Other Classes	(584)	(105)	0	0	(1)	0
Net realized capital gains
Institutional Class	(26,326)	0	(53,317)	(46,818)	(93)	0
Administrative Class	(33,019)	0	(5,703)	(4,558)	0	0
Other Classes	(45,797)	0	0	0	(8)	0
Total Dividends and Distributions to Shareholders	(107,798)	(1,218)	(59,020)	(51,376)	(115)	(10)

Fund Share Transactions:
Shares sold
Institutional Class	82,957	160,309	65,248	177,548	47,142	2,874
Administrative Class	110,183	216,347	8,923	18,279	10	0
Other Classes	242,451	279,074	0	0	4,464	0
Issued as reinvestment of dividends and distributions
Institutional Class	26,163	523	42,419	42,783	105	10
Administrative Class	30,219	495	5,690	4,549	0	0
Other Classes	30,795	80	0	0	10	0
Cost of shares redeemed
Institutional Class	(96,780)	(61,876)	(248,875)	(260,270)	(4,733)	(2,470)
Administrative Class	(113,970)	(79,985)	(19,094)	(13,322)	0	0
Other Classes	(235,228)	(172,552)	0	0	(358)	0
Net increase (decrease) from Fund share transactions	76,790	342,415	(145,689)	(30,433)	46,640	414
Fund Redemption Fees	10	26	12	10	0	0
Total Increase in Net Assets	179,717	447,150	(184,448)	11,583	50,542	1,143

Net Assets:
Beginning of year	1,464,589	1,017,439	659,984	648,401	4,600	3,457
End of year*	$1,644,306	$1,464,589	$475,536	$659,984	$55,142	$4,600
* Including undistributed (dividends in excess of) net investment income of:	$4,140	$2,707	$—	$0	$64	$13
**	See Note 11

54	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund		Allianz Global Investors Multi-Style Fund		NFJ All-Cap Value Fund		NFJ Dividend Value Fund		NFJ International Value Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

$151	$(121)	$4,469	$2,710	$770	$456	$113,023	$32,005	$4,254	$1,017
78,495	170,551	0	0	10,694	2,128	298,751	73,841	15,910	2,451
0	0	4,567	633	0	0	0	0	0	0
0	0	12,525	6,594	0	0	0	0	0	0
0	806	0	0	0	0	0	0	0	0
95,740	(36,988)	0	0	(2,084)	3,450	674,262	101,613	65,734	1,171
0	0	20,203	9,476	0	0	0	0	0	0
174,386	134,248	41,764	19,413	9,380	6,034	1,086,036	207,459	85,898	4,639

0	0	(598)	(14)	(440)	(162)	(25,611)	(5,826)	(325)	(23)
0	0	0	0	0	0	(3,524)	(122)	0	0
0	0	(16,442)	(2,042)	(171)	(8)	(77,878)	(28,081)	(3,693)	(682)

(43,246)	0	(84)	(8)	(753)	(1,146)	(14,183)	(2,389)	(104)	(5)
(29,529)	0	0	0	(1)	(1)	(1,367)	(24)	0	0
(61,880)	0	(3,693)	(2,893)	(579)	(503)	(69,768)	(16,859)	(2,345)	(223)
(134,655)	0	(20,817)	(4,957)	(1,944)	(1,820)	(192,331)	(53,301)	(6,467)	(933)

119,623	270,339	14,413	395	3,900	4,358	1,393,953	237,045	27,820	3,929
50,771	148,895	0	0	0	0	402,111	8,788	0	0
134,824	341,617	74,894	92,316	18,807	11,227	4,372,627	1,431,609	321,923	106,579

40,477	0	682	22	1,176	1,303	36,045	7,913	420	25
28,285	0	0	0	1	1	4,891	146	0	0
54,716	0	15,906	3,987	665	421	115,957	32,858	4,518	716

(167,030)	(118,392)	(3,205)	(635)	(29,835)	(5,987)	(238,457)	(34,904)	(1,791)	(3,526)
(113,155)	(134,274)	0	0	0	0	(17,611)	(1,154)	0	0
(258,508)	(205,875)	(76,774)	(64,074)	(7,915)	(5,848)	(744,223)	(181,126)	(35,079)	(9,004)
(109,997)	302,310	25,916	32,011	(13,201)	5,475	5,325,293	1,501,175	317,811	98,719
24	44	1	12	0	1	69	75	38	14
(70,242)	436,602	46,864	46,479	(5,765)	9,690	6,219,067	1,655,408	397,280	102,439

1,406,606	970,004	287,881	241,402	49,720	40,030	2,451,854	796,446	106,320	3,881
$1,336,364	$1,406,606	$334,745	$287,881	$43,955	$49,720	$8,670,921	$2,451,854	$503,600	$106,320
$—	$0	$—	$738	$498	$337	$5,475	$0	$606	$369

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	55

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands
	NFJ Large-Cap Value Fund		NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006	Period from August 22, 2006 to June 30, 2007	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,551	$1,203	$232	$101,478	$72,809
Net realized gain (loss) on investments, options written and foreign currency transactions	13,481	4,449	148	299,258	394,798
Net realized gain (loss) on investments in Affiliates	0	0	0	0	13,935
Payments from Affiliates	0	0	0	0	0
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	36,681	5,322	832	421,119	53,123
Net change in unrealized appreciation/depreciation of investments in Affiliates	0	0	0	18,309	(22,540)
Net increase (decrease) resulting from investment operations	54,713	10,974	1,212	840,164	512,125

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(1,758)	(259)	(86)	(14,840)	(11,286)
Administrative Class	(23)	0	0	(14,542)	(12,349)
Other Classes	(2,731)	(830)	(139)	(42,120)	(39,363)
Net realized capital gains
Institutional Class	(1,514)	(193)	(1)	(53,420)	(42,488)
Administrative Class	(1)	0	0	(57,836)	(49,375)
Other Classes	(4,025)	(1,411)	(2)	(207,902)	(206,314)
Total Dividends and Distributions to Shareholders	(10,052)	(2,693)	(228)	(390,660)	(361,175)

Fund Share Transactions:
Shares sold
Institutional Class	136,923	19,998	4,556	289,012	218,421
Administrative Class	3,042	0	0	253,664	260,662
Other Classes	328,177	63,379	11,476	461,453	585,958
Issued as reinvestment of dividends and distributions
Institutional Class	1,594	444	87	61,380	49,542
Administrative Class	24	0	0	64,828	56,200
Other Classes	5,376	1,737	114	199,540	191,573
Cost of shares redeemed
Institutional Class	(18,211)	(2,149)	(76)	(127,995)	(100,253)
Administrative Class	(3,218)	0	0	(196,328)	(170,009)
Other Classes	(40,159)	(21,119)	(433)	(687,281)	(714,397)
Net increase (decrease) from Fund share transactions	413,548	62,290	15,724	318,273	377,697
Fund Redemption Fees	12	9	0	18	127
Total Increase in Net Assets	458,221	70,580	16,708	767,795	528,774

Net Assets:
Beginning of year	125,527	54,947	0	4,023,141	3,494,367
End of year*	$583,748	$125,527	$16,708	$4,790,936	$4,023,141
*Including undistributed (dividends in excess of) net investment income of:	$136	$106	$7	$57,350	$40,768

56	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

OCC Core Equity Fund		OCC Equity Premium Strategy Fund		OCC Growth Fund		OCC International Equity Fund	OCC Opportunity Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	For the Period July 3, 2006 to June 30, 2007	Year Ended June 30, 2007	Year Ended June 30, 2006

$52	$30	$23	$3	$(4,141)	$(4,716)	$75	$(3,568)	$(3,751)
342	165	8,551	13,016	65,537	121,482	292	41,448	51,394
0	0	0	0	0	0	0	0	0
0	0	4	0	32	0	0	0	283
933	38	4,409	(7,550)	53,829	(61,500)	681	16,976	(14,170)
0	0	0	0	0	0	0	0	0
1,327	233	12,987	5,469	115,257	55,266	1,048	54,856	33,756

(20)	(14)	0	(3)	0	0	(3)	0	0
0	0	0	(1)	0	0	0	0	0
(5)	0	0	(8)	0	0	0	0	0

(74)	(38)	(187)	(176)	0	0	(10)	(901)	0
0	0	(28)	(18)	0	0	0	(5)	0
(30)	(1)	(4,154)	(2,226)	0	0	0	(5,017)	0
(129)	(53)	(4,369)	(2,432)	0	0	(13)	(5,923)	0

1,256	0	432	727	4,209	862	3,785	6,566	6,604
0	0	0	15	1	0	0	203	358
696	1,695	16,854	12,118	50,231	25,398	0	28,932	29,043

93	52	162	168	0	0	13	880	0
0	0	27	18	0	0	0	5	0
33	1	3,538	1,953	0	0	0	4,073	0

0	0	(2,738)	(3,065)	(3,231)	(2,488)	0	(26,222)	(10,184)
0	0	(190)	(281)	(36)	(8)	0	(2,831)	(1,311)
(186)	(45)	(23,263)	(22,756)	(119,032)	(165,189)	0	(55,199)	(58,962)
1,892	1,703	(5,178)	(11,103)	(67,858)	(141,425)	3,798	(43,593)	(34,452)
0	0	1	1	2	4	0	1	19
3,090	1,883	3,441	(8,065)	47,401	(86,155)	4,833	5,341	(677)

4,962	3,079	67,525	75,590	529,651	615,806	0	255,627	256,304
$8,052	$4,962	$70,966	$67,525	$577,052	$529,651	$4,833	$260,968	$255,627
$51	$24	$1	$1	$(58)	$2	$69	$—	$0

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	57

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	OCC Renaissance Fund		OCC Target Fund		OCC Value Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(1,879)	$(3,298)	$(7,065)	$(9,701)	$14,776	$15,899
Net realized gain (loss) on investments, options written and foreign currency transactions	468,134	367,771	86,424	163,413	299,841	180,960
Net realized gain (loss) on investments in Affiliates	0	40,043	0	0	0	0
Payments from Affiliates	0	5,075	0	191	0	0
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	(33,042)	(150,391)	69,524	(77,050)	75,879	(15,043)
Net change in unrealized appreciation/depreciation of investments in Affiliates	0	0	0	0	0	0
Net increase resulting from investment operations	433,213	259,200	148,883	76,853	390,496	181,816

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	0	0	0	0	(1,439)	(1,529)
Administrative Class	0	0	0	0	(1,280)	(1,129)
Other Classes	0	0	0	0	(14,782)	(13,843)
Net realized capital gains
Institutional Class	(7,268)	(16,664)	0	0	(6,928)	(14,007)
Administrative Class	(14,652)	(33,825)	0	0	(6,518)	(12,209)
Other Classes	(323,352)	(606,758)	0	0	(121,477)	(276,744)
Total Dividends and Distributions to Shareholders	(345,272)	(657,247)	0	0	(152,424)	(319,461)

Fund Share Transactions:
Shares sold
Institutional Class	13,632	24,925	1,170	1,055	26,052	17,144
Administrative Class	27,982	131,116	6	17	16,581	15,488
Other Classes	141,631	296,383	34,552	34,305	212,833	198,123
Issued as reinvestment of dividends and distributions
Institutional Class	4,370	11,654	0	0	6,653	11,863
Administrative Class	7,322	15,498	0	0	5,824	9,271
Other Classes	269,765	502,163	0	0	116,425	243,573
Cost of shares redeemed
Institutional Class	(15,297)	(125,305)	(688)	(55,770)	(20,075)	(61,358)
Administrative Class	(85,542)	(188,401)	(61)	(42)	(16,173)	(52,749)
Other Classes	(966,528)	(2,482,244)	(176,725)	(209,833)	(555,121)	(1,141,068)
Net decrease from Fund share transactions	(602,665)	(1,814,211)	(141,746)	(230,268)	(207,001)	(759,713)
Fund Redemption Fee	12	106	14	7	9	37
Total Increase (Decrease) in Net Assets	(514,712)	(2,212,152)	7,151	(153,408)	31,080	(897,321)

Net Assets:
Beginning of year	2,680,831	4,892,983	662,328	815,736	1,835,200	2,732,521
End of year*	$2,166,119	$2,680,831	$669,479	$662,328	$1,866,280	$1,835,200
* Including undistributed net investment income of:	$2	$1	$—	$0	$8,068	$10,943

58	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	59

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Capital Appreciation Fund
Institutional Class
6/30/2007	$20.22	$0.12	$2.73	$2.85	$(0.06)	$(1.37)
6/30/2006	18.36	0.12	1.78	1.90	(0.04)	0.00
6/30/2005	16.63	0.16	1.67	1.83	(0.10)	0.00
6/30/2004	14.27	0.06	2.30	2.36	0.00	0.00
6/30/2003	14.83	0.04	(0.60)	(0.56)	0.00	0.00
Administrative Class
6/30/2007	$19.78	$0.07	$2.66	$2.73	$(0.03)	$(1.37)
6/30/2006	17.99	0.07	1.74	1.81	(0.02)	0.00
6/30/2005	16.32	0.11	1.64	1.75	(0.08)	0.00
6/30/2004	14.04	0.02	2.26	2.28	0.00	0.00
6/30/2003	14.59	0.01	(0.56)	(0.55)	0.00	0.00
CCM Emerging Companies Fund
Institutional Class
6/30/2007	$24.55	$(0.11)	$1.14	$1.03	$0.00	$(2.37)
6/30/2006	23.27	(0.20)	3.40	3.20	0.00	(1.92)
6/30/2005	23.89	(0.18)	1.73	1.55	0.00	(2.17)
6/30/2004	19.70	(0.26)	6.27	6.01	0.00	(1.82)
6/30/2003	21.62	(0.20)	0.53	0.33	0.00	(2.25)
Administrative Class
6/30/2007	$23.57	$(0.16)	$1.08	$0.92	$0.00	$(2.37)
6/30/2006	22.46	(0.25)	3.28	3.03	0.00	(1.92)
6/30/2005	23.20	(0.23)	1.66	1.43	0.00	(2.17)
6/30/2004	19.21	(0.31)	6.12	5.81	0.00	(1.82)
6/30/2003	21.19	(0.24)	0.51	0.27	0.00	(2.25)
CCM Focused Growth Fund
Institutional Class
6/30/2007	$9.34	$0.03	$1.33	$1.36	$(0.02)	$(0.14)
6/30/2006	7.82	0.04	1.50	1.54	(0.02)	0.00
6/30/2005	6.94	0.02	0.86	0.88	0.00	0.00
6/30/2004	5.66	0.00 (b)	1.28	1.28	0.00	0.00
6/30/2003	5.63	0.00 (b)	0.03	0.03	0.00	0.00
Administrative Class
9/15/06-6/30/2007	$9.14	$0.01	$1.52	$1.53	$(0.03)	$(0.14)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Amount is less than $0.01 per share.

60	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.43)	$0.00	(b)	$21.64	14.67%	$424,762	0.68%	0.61%	150%
(0.04)	0.00	(b)	20.22	10.33	383,054	0.72	0.60	161
(0.10)	0.00		18.36	11.01	258,048	0.71	0.90	137
0.00	0.00		16.63	16.54	292,920	0.71	0.35	148
0.00	0.00		14.27	(3.77)	240,130	0.70	0.33	161

$(1.40)	$0.00	(b)	$21.11	14.37%	$518,562	0.93%	0.37%	150%
(0.02)	0.00	(b)	19.78	10.09	459,715	0.97	0.35	161
(0.08)	0.00		17.99	10.75	287,845	0.96	0.66	137
0.00	0.00		16.32	16.24	235,357	0.96	0.10	148
0.00	0.00		14.04	(3.76)	188,923	0.95	0.08	161

$(2.37)	$0.00	(b)	$23.21	4.71%	$420,835	1.51%	(0.49)%	188%
(1.92)	0.00	(b)	24.55	14.08	597,208	1.52	(0.81)	155
(2.17)	0.00		23.27	6.82	597,547	1.51	(0.79)	144
(1.82)	0.00		23.89	31.57	491,944	1.50	(1.13)	176
(2.25)	0.00		19.70	3.50	284,187	1.50	(1.14)	130

$(2.37)	$0.00	(b)	$22.12	4.47%	$54,701	1.76%	(0.74)%	188%
(1.92)	0.00	(b)	23.57	13.82	62,776	1.77	(1.06)	155
(2.17)	0.00		22.46	6.49	50,854	1.76	(1.05)	144
(1.82)	0.00		23.20	31.33	55,531	1.75	(1.39)	176
(2.25)	0.00		19.21	3.27	50,035	1.75	(1.40)	130

$(0.16)	$0.00		$10.54	14.72%	$50,850	0.71%	0.30%	106%
(0.02)	0.00	(b)	9.34	19.68	4,600	0.73	0.48	153
0.00	0.00		7.82	12.79	3,457	0.71	0.24	123
0.00	0.00		6.94	22.61	2,527	0.71	0.08	90
0.00	0.00		5.66	0.53	1,916	0.70	0.02	232

$(0.17)	$0.00		$10.50	16.96%	$12	0.96%*	0.13%*	106%

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	61

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Mid-Cap Fund
Institutional Class
6/30/2007	$28.50	$0.10	$3.81	$3.91	$0.00	$(2.87)
6/30/2006	25.20	0.10	3.20	3.30	0.00	0.00
6/30/2005	21.80	0.07	3.33	3.40	0.00	0.00
6/30/2004	17.65	0.02	4.13	4.15	0.00	0.00
6/30/2003	18.05	0.01	(0.41)	(0.40)	0.00	0.00
Administrative Class
6/30/2007	$27.89	$0.03	$3.71	$3.74	$0.00	$(2.87)
6/30/2006	24.71	0.02	3.16	3.18	0.00	0.00
6/30/2005	21.44	0.02	3.25	3.27	0.00	0.00
6/30/2004	17.40	(0.03)	4.07	4.04	0.00	0.00
6/30/2003	17.83	(0.03)	(0.40)	(0.43)	0.00	0.00
Allianz Global Investors Multi-Style Fund
Institutional Class
6/30/2007	$11.80	$0.33	$1.44	$1.77	$(0.88)	$(0.15)
6/30/2006	11.09	0.24	0.82	1.06	(0.22)	(0.13)
6/30/2005	10.61	0.32	0.45	0.77	(0.29)	0.00
6/30/2004	9.29	0.30	1.18	1.48	(0.16)	0.00
6/30/2003	9.26	0.26	0.05	0.31	(0.28)	0.00
NFJ All-Cap Value Fund
Institutional Class
6/30/2007	$17.61	$0.32	$3.02	$3.34	$(0.23)	$(0.40)
6/30/2006	15.97	0.22	2.16	2.38	(0.09)	(0.65)
6/30/2005	15.36	0.21	1.22	1.43	0.00	(0.83)
6/30/2004	12.41	0.09	3.33	3.42	(0.05)	(0.42)
7/19/2002 - 6/30/2003	10.00	0.11	2.52	2.63	(0.05)	(0.17)
Administrative Class
6/30/2007	$17.52	$0.28	$3.00	$3.28	$(0.19)	$(0.40)
6/30/2006	15.87	0.18	2.15	2.33	(0.03)	(0.65)
6/30/2005	15.31	0.13	1.25	1.38	0.00	(0.83)
6/30/2004	12.39	0.05	3.32	3.37	(0.03)	(0.42)
7/19/2002 - 6/30/2003	10.00	0.08	2.52	2.60	(0.04)	(0.17)
NFJ Dividend Value Fund
Institutional Class
6/30/2007	$15.51	$0.46	$3.24	$3.70	$(0.41)	$(0.29)
6/30/2006	13.85	0.43	1.90	2.33	(0.45)	(0.22)
6/30/2005	12.59	0.36	1.39	1.75	(0.34)	(0.15)
6/30/2004	10.54	0.34	2.07	2.41	(0.27)	(0.09)
6/30/2003	11.35	0.35	(0.31)	0.04	(0.35)	(0.50)
Administrative Class
6/30/2007	$15.56	$0.42	$3.25	$3.67	$(0.39)	$(0.29)
6/30/2006	13.86	0.34	1.96	2.30	(0.38)	(0.22)
6/30/2005	12.60	0.33	1.39	1.72	(0.31)	(0.15)
6/30/2004	10.56	0.31	2.06	2.37	(0.24)	(0.09)
6/30/2003	11.38	0.32	(0.30)	0.02	(0.34)	(0.50)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Fund invests.
(c)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(d)	Amount is less than $0.01 per share.
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.48 and 13.04%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.87 and 12.81%, respectively.

62	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(2.87)	$0.00	(d)	$29.54		15.02%	$482,027	0.69%		0.35%	164%
0.00	0.00	(d)	28.50	(e)	13.10 (e)	470,705	0.71		0.35	174
0.00	0.00		25.20		15.60	271,735	0.71		0.31	140
0.00	0.00		21.80		23.51	254,401	0.71		0.12	165
0.00	0.00		17.65		(2.22)	254,338	0.71		0.08	155

$(2.87)	$0.00	(d)	$28.76		14.73%	$278,073	0.94%		0.11%	164%
0.00	0.00	(d)	27.89	(f)	12.87 (f)	304,305	0.96		0.09	174
0.00	0.00		24.71		15.25	260,340	0.96		0.07	140
0.00	0.00		21.44		23.22	190,058	0.95		(0.14)	165
0.00	0.00		17.40		(2.41)	118,600	0.96		(0.19)	155

$(1.03)	$0.00	(d)	$12.54		15.49%	$13,155	0.17	%(b)	2.64%	17%
(0.35)	0.00	(d)	11.80		9.56	745	0.10	(b)	2.05	6
(0.29)	0.00		11.09		7.35	909	0.10	(b)(c)	2.93	25
(0.16)	0.00		10.61		16.70	1,987	0.10	(b)(c)	2.94	23
(0.28)	0.00		9.29		3.54	1,196	0.10	(b)(c)	2.85	13

$(0.63)	$0.00	(d)	$20.32		19.14	$11,196	0.92%		1.69%	122
(0.74)	0.00	(d)	17.61		15.13	32,059	0.91	(k)	1.29	55
(0.83)	0.01		15.97		9.30	29,288	0.91	(g)	1.34	150
(0.47)	0.00		15.36		27.88	1,542	0.96		0.61	145
(0.22)	0.00		12.41		26.53	1,202	0.96	*(i)	1.01 *	173

$(0.59)	$0.00	(d)	$20.21		18.86%	$24	1.18%		1.50%	122%
(0.68)	0.00	(d)	17.52		14.90	20	1.16	(h)	1.03	55
(0.83)	0.01		15.87		8.99	18	1.20	(g)	0.81	150
(0.45)	0.00		15.31		27.54	16	1.20		0.36	145
(0.21)	0.00		12.39		26.21	13	1.21	*(j)	0.76 *	173

$(0.70)	$0.00	(d)	$18.51		24.20%	$1,693,928	0.67%		2.62%	29%
(0.67)	0.00	(d)	15.51		17.21	349,151	0.71		2.89	26
(0.49)	0.00		13.85		14.08	119,556	0.71		2.74	30
(0.36)	0.00		12.59		23.11	72,757	0.70		2.86	36
(0.85)	0.00		10.54		0.92	36,852	0.70		3.52	43

$(0.68)	$0.00	(d)	$18.55		23.91%	$408,959	0.91%		2.33%	29%
(0.60)	0.00	(d)	15.56		16.89	9,904	0.95		2.24	26
(0.46)	0.00		13.86		13.78	1,525	0.96		2.49	30
(0.33)	0.00		12.60		22.69	1,523	0.96		2.62	36
(0.84)	0.00		10.56		0.72	1,136	0.95		3.25	43
(g)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(i)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.00%.
(j)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 8.24%.
(k)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.92%.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	63

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ International Value Fund
Institutional Class
6/30/2007	$19.43	$0.64	$7.36	$8.00	$(0.43)	$(0.27)
6/30/2006	15.38	0.49	3.88	4.37	(0.18)	(0.15)
6/30/2005	14.73	0.62	3.15	3.77	(0.64)	(2.48)
6/30/2004	11.34	0.52	4.12	4.64	(0.39)	(0.86)
1/31/2003 - 6/30/2003	10.00	0.18	1.25	1.43	(0.09)	0.00
NFJ Large-Cap Value Fund
Institutional Class
6/30/2007	$17.79	$0.40	$3.37	$3.77	$(0.34)	$(0.41)
6/30/2006	16.06	0.38	2.10	2.48	(0.38)	(0.37)
6/30/2005	14.64	0.30	1.96	2.26	(0.26)	(0.59)
6/30/2004	12.26	0.25	2.36	2.61	(0.23)	0.00
6/30/2003	13.17	0.29	(0.71)	(0.42)	(0.23)	(0.26)
Administrative Class
9/15/2006 - 6/30/2007	$18.21	$0.27	$3.05	$3.32	$(0.32)	$(0.41)
NFJ Mid-Cap Value Fund
Institutional Class
8/22/2006 - 6/30/2007	$15.00	$0.57	$2.32	$2.89	$(0.36)	$(0.01)
NFJ Small-Cap Value Fund
Institutional Class
6/30/2007	$32.44	$0.95	$5.75	$6.70	$(0.65)	$(2.52)
6/30/2006	31.08	0.77	3.69	4.46	(0.63)	(2.47)
6/30/2005	27.93	0.66	4.53	5.19	(0.44)	(1.60)
6/30/2004	22.03	0.60	5.83	6.43	(0.30)	(0.23)
6/30/2003	21.85	0.44	0.00	0.44	(0.24)	(0.05)
Administrative Class
6/30/2007	$31.52	$0.83	$5.59	$6.42	$(0.59)	$(2.52)
6/30/2006	30.31	0.66	3.59	4.25	(0.57)	(2.47)
6/30/2005	27.32	0.58	4.43	5.01	(0.42)	(1.60)
6/30/2004	21.79	0.57	5.47	6.04	(0.28)	(0.23)
6/30/2003	21.67	0.38	0.01	0.39	(0.22)	(0.05)
OCC Core Equity Fund
Institutional Class
6/30/2007	$10.88	$0.10	$2.01	$2.11	$(0.05)	$(0.17)
6/30/2006	10.26	0.09	0.70	0.79	(0.04)	(0.13)
3/31/2005 - 6/30/2005	10.00	0.03	0.23	0.26	0.00	0.00
OCC Equity Premium Strategy Fund
Institutional Class
6/30/2007	$8.46	$0.07	$1.77	$1.84	$0.00	$(0.58)
6/30/2006	8.04	0.07	0.66	0.73	(0.01)	(0.30)
6/30/2005	7.66	0.11	0.36	0.47	(0.09)	0.00
6/30/2004	6.57	0.12	1.10	1.22	(0.13)	0.00
6/30/2003	7.03	0.12	(0.47)	(0.35)	(0.11)	0.00
Administrative Class
6/30/2007	$8.41	$0.05	$1.76	$1.81	$0.00	$(0.58)
6/30/2006	8.02	0.04	0.65	0.69	0.00 (b)	(0.30)
6/30/2005	7.65	0.09	0.35	0.44	(0.07)	0.00
6/30/2004	6.55	0.10	1.11	1.21	(0.11)	0.00
6/30/2003	7.00	0.09	(0.46)	(0.37)	(0.08)	0.00
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Amount is less than $0.01 per share.
(c)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.76%.
(d)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 6.09%.
(e)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.79%.

64	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.70)	$0.00	(b)	$26.73		41.84%		$33,611	1.06%		2.71%	26%
(0.33)	0.01		19.43		28.63		3,026	1.08		2.70	25
(3.12)	0.00		15.38		27.08		2,501	0.53	(g)(h)	4.06	61
(1.25)	0.00		14.73		42.12		1,927	0.41		3.80	80
(0.09)	0.00		11.34		14.24		1,321	0.40	*	4.21 *	28

$(0.75)	$0.00	(b)	$20.81		21.52%		$161,445	0.72%		2.01%	26%
(0.75)	0.00	(b)	17.79		15.77		27,324	0.73		2.23	32
(0.85)	0.01		16.06		15.78		7,835	0.71		1.96	35
(0.23)	0.00		14.64		21.46		3,279	0.70		1.82	99
(0.49)	0.00		12.26		(2.99)		2,268	0.70		2.52	54

$(0.73)	$0.00	(b)	$20.80		18.52%		$77	0.97	%*	1.73%*	26%

$(0.37)	$0.00	(b)	$17.52		19.48%		$4,940	0.86	%*(f)	4.01%*	34%

$(3.17)	$0.00	(b)	$35.97		21.71%		$962,528	0.82%		2.82%	27%
(3.10)	0.00	(b)	32.44		15.00		653,254	0.86		2.40	32
(2.04)	0.00		31.08		19.00		462,991	0.86		2.25	20
(0.53)	0.00		27.93		29.53		266,629	0.86		2.40	30
(0.29)	0.03		22.03		2.28		153,509	0.85		2.20	20

$(3.11)	$0.00	(b)	$34.83		21.44%		$903,752	1.07%		2.55%	27%
(3.04)	0.00	(b)	31.52		14.65		698,010	1.11		2.13	32
(2.02)	0.00		30.31		18.74		527,720	1.11		2.02	20
(0.51)	0.00		27.32		28.04		197,865	1.11		2.28	30
(0.27)	0.00		21.79		1.93		67,899	1.10		1.89	20

$(0.22)	$0.00		$12.77		19.51%		$5,498	0.72%		0.88%	62%
(0.17)	0.00	(b)	10.88		7.77		3,284	0.72		0.85	80
0.00	0.00		10.26		2.60		3,049	0.70	*(c)	1.14 *	13

$(0.58)	$0.00	(b)	$9.72	(i)	22.37	%(i)	$3,093	0.88%		0.78%	135%
(0.31)	0.00	(b)	8.46		8.91		4,836	0.90		0.78	149
(0.09)	0.00		8.04		6.14	(d)	6,712	0.86		1.40	24
(0.13)	0.00		7.66		18.66		8,212	0.86		1.63	83
(0.11)	0.00		6.57		(4.81)		6,857	0.86		1.86	84

$(0.58)	$0.00	(b)	$9.64	(j)	21.98	%(j)	$431	1.13%		0.54%	135%
(0.30)	0.00	(b)	8.41		8.66		531	1.15		0.52	149
(0.07)	0.00		8.02		5.84	(e)	739	1.11		1.15	24
(0.11)	0.00		7.65		18.56		780	1.11		1.41	83
(0.08)	0.00		6.55		(5.17)		949	1.11		1.49	84
(f)	If the Adviser had not waived expenses, the ratio of expenses to average net assets would have been 1.53%.
(g)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(h)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(i)	Payments from Affiliates increased the end of the period net asset value and total return by less than $0.01 and 0.01%, respectively.
(j)	Payments from Affiliates increased the end of the period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	65

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
OCC Growth Fund
Institutional Class
6/30/2007	$20.74	$0.06	$5.17	$5.23	$0.00	$0.00
6/30/2006	18.76	0.04	1.94	1.98	0.00	0.00
6/30/2005	18.13	0.11	0.52	0.63	0.00	0.00
6/30/2004	15.13	0.02	2.98	3.00	0.00	0.00
6/30/2003	16.35	0.03	(1.25)	(1.22)	0.00	0.00
Administrative Class
6/30/2007	$20.28	$0.00 (b)	$5.05	$5.05	$0.00	$0.00
6/30/2006	18.39	(0.01)	1.90	1.89	0.00	0.00
6/30/2005	17.81	0.07	0.51	0.58	0.00	0.00
6/30/2004	14.90	(0.03)	2.94	2.91	0.00	0.00
6/30/2003	16.15	(0.01)	(1.24)	(1.25)	0.00	0.00
OCC International Equity Fund
Institutional Class
7/3/2006 - 6/30/2007	$15.00	$0.29	$3.57	$3.86	$(0.01)	$(0.04)
OCC Opportunity Fund
Institutional Class
6/30/2007	$21.84	$(0.14)	$5.62	$5.48	$0.00	$(0.54)
6/30/2006	18.95	(0.13)	3.02	2.89	0.00	0.00
6/30/2005	17.86	(0.11)	1.20	1.09	0.00	0.00
6/30/2004	13.13	(0.09)	4.82	4.73	0.00	0.00
6/30/2003	12.68	(0.07)	0.52	0.45	0.00	0.00
Administrative Class
6/30/2007	$21.55	$(0.19)	$5.52	$5.33	$0.00	$(0.54)
6/30/2006	18.74	(0.18)	2.99	2.81	0.00	0.00
6/30/2005	17.70	(0.16)	1.20	1.04	0.00	0.00
6/30/2004	13.04	(0.13)	4.79	4.66	0.00	0.00
6/30/2003	12.63	(0.10)	0.51	0.41	0.00	0.00
OCC Renaissance Fund
Institutional Class
6/30/2007	$22.19	$0.16	$4.16	$4.32	$0.00	$(3.16)
6/30/2006	24.78	0.16	1.48	1.64	0.00	(4.23)
6/30/2005	25.10	0.09	(0.41)	(0.32)	0.00	0.00
6/30/2004	17.39	0.05	7.66	7.71	0.00	0.00
6/30/2003	19.26	0.07	(1.25)	(1.18)	0.00	(0.69)
Administrative Class
6/30/2007	$21.86	$0.11	$4.08	$4.19	$0.00	$(3.16)
6/30/2006	24.53	0.09	1.47	1.56	0.00	(4.23)
6/30/2005	24.90	0.04	(0.41)	(0.37)	0.00	0.00
6/30/2004	17.30	(0.01)	7.61	7.60	0.00	0.00
6/30/2003	19.13	0.03	(1.17)	(1.14)	0.00	(0.69)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Amount is less than $0.01 per share.
(c)	Repayments by the Adviser increased the end of period net asset value per share by $0.04 and total return by 0.27%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.09 and 19.56%, respectively.
(d)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.78 and 19.33%, respectively.
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.74 and 3.35%, respectively.
(f)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.36 and 3.12%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.16 and 6.59%, respectively.
(h)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.76 and (1.34)%, respectively.
(i)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.51 and (1.55)%, respectively.

66	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	(b)	$25.97	(p)	25.22	%(p)	$7,355	0.76%		0.25%	79%
0.00	0.00	(b)	20.74		10.55		5,651	0.77		0.22	115
0.00	0.00		18.76	(e)	3.47	(e)	6,645	0.76		0.58	39
0.00	0.00		18.13	(c)	19.83	(c)	7,497	0.76		0.09	71
0.00	0.00		15.13		(7.46)		15,833	0.76		0.20	70

$0.00	$0.00	(b)	$25.33	(q)	24.90	%(q)	$86	1.01%		0.00%	79%
0.00	0.00	(b)	20.28		10.28		101	1.02		(0.03)	115
0.00	0.00		18.39	(f)	3.26	(f)	99	1.01		0.38	39
0.00	0.00		17.81	(d)	19.53	(d)	145	1.01		(0.15)	71
0.00	0.00		14.90		(7.74)		219	1.01		(0.06)	70

$(0.05)	$0.00		$18.81		25.77%		$4,833	1.07	%*(r)	1.78%*	74%

$(0.54)	$0.00	(b)	$26.78		25.37%		$26,598	0.92%		(0.62)%	148%
0.00	0.00	(b)	21.84	(k)	15.25	(k)	38,377	0.92		(0.62)	171
0.00	0.00		18.95		6.10	(m)	36,853	0.91		(0.64)	139
0.00	0.00		17.86		36.02		53,116	0.91		(0.58)	184
0.00	0.00		13.13		3.55		59,068	0.91		(0.68)	214

$(0.54)	$0.00	(b)	$26.34		25.01%		$130	1.17%		(0.90)%	148%
0.00	0.00	(b)	21.55	(l)	15.00	(l)	2,904	1.17		(0.87)	171
0.00	0.00		18.74		5.88	(n)	3,411	1.16		(0.89)	139
0.00	0.00		17.70		35.74	(o)	3,647	1.17		(0.79)	184
0.00	0.00		13.04		3.25		3,562	1.16		(0.93)	214

$(3.16)	$0.00	(b)	$23.35		20.77%		$57,350	0.83%		0.73%	112%
(4.23)	0.00	(b)	22.19	(g)	6.73	(g)	51,569	0.86		0.66	85
0.00	0.00		24.78	(h)	(1.27	)(h)	149,294	0.86		0.38	101
0.00	0.00		25.10		44.34		305,637	0.86		0.21	60
(0.69)	0.00		17.39		(5.60)		167,562	0.86		0.48	76

$(3.16)	$0.00	(b)	$22.89		20.46%		$80,521	1.08%		0.48%	112%
(4.23)	0.00	(b)	21.86	(j)	6.45	(j)	127,136	1.11		0.40	85
0.00	0.00		24.53	(i)	(1.49	)(i)	189,795	1.11		0.15	101
0.00	0.00		24.90		43.93		175,132	1.11		(0.04)	60
(0.69)	0.00		17.30		(5.44)		67,270	1.11		0.23	76
(j)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.83 and 6.31%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.82 and 15.13%, respectively.
(l)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.53 and 14.87%, respectively.
(m)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 6.09%.
(n)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.87%.
(o)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 35.72%.
(p)	Payments from Affiliates increased the end of the period net asset value and total return by less than $0.01 and 0.01%, respectively .
(q)	Payments from Affiliates increased the end of the period net asset value and total return by less than $0.01 and 0.01%, respectively.
(r)	If the Adviser had not waived expenses, the ratio of expenses to average net assets would have been 2.24%.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	67

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
OCC Target Fund
Institutional Class
6/30/2007	$20.17	$(0.03)	$5.52	$5.49	$0.00	$0.00
6/30/2006	18.18	(0.07)	2.06	1.99	0.00	0.00
6/30/2005	17.42	(0.05)	0.81	0.76	0.00	0.00
6/30/2004	13.48	(0.06)	4.00	3.94	0.00	0.00
6/30/2003	13.41	(0.04)	0.11	0.07	0.00	0.00
Administrative Class
6/30/2007	$20.02	$(0.09)	$5.49	$5.40	$0.00	$0.00
6/30/2006	18.10	(0.12)	2.04	1.92	0.00	0.00
6/30/2005	17.39	(0.09)	0.80	0.71	0.00	0.00
6/30/2004	13.48	(0.10)	4.01	3.91	0.00	0.00
6/30/2003	13.43	(0.07)	0.12	0.05	0.00	0.00
OCC Value Fund
Institutional Class
6/30/2007	$16.49	$0.27	$3.56	$3.83	$(0.24)	$(1.24)
6/30/2006	17.62	0.25	1.20	1.45	(0.23)	(2.35)
6/30/2005	17.46	0.21	0.49	0.70	(0.08)	(0.46)
6/30/2004	12.90	0.16	4.48	4.64	(0.08)	0.00
6/30/2003	13.89	0.14	(0.55)	(0.41)	0.00	(0.58)
Administrative Class
6/30/2007	$16.18	$0.22	$3.50	$3.72	$(0.23)	$(1.24)
6/30/2006	17.34	0.20	1.19	1.39	(0.20)	(2.35)
6/30/2005	17.17	0.16	0.49	0.65	(0.02)	(0.46)
6/30/2004	12.71	0.12	4.41	4.53	(0.07)	0.00
6/30/2003	13.73	0.11	(0.55)	(0.44)	0.00	(0.58)
(a)	Calculated on average shares outstanding during the period.
(b)	Amount is less than $0.01 per share.
(c)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.61 and 3.94%, respectively.
(d)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.33 and 3.73%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.17 and 10.87%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.08%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.01 and 10.53%, respectively.
(g)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.34%.
(h)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.06%.
(i)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 28.98%.

68	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	(b)	$25.66		27.23%		$9,857	0.81%	(0.14)%	114%
0.00	0.00	(b)	20.17	(e)	10.89	(e)	7,349	0.82	(0.36)	134
0.00	0.00		18.18		4.36	(g)	57,815	0.81	(0.30)	103
0.00	0.00		17.42		29.23		61,005	0.81	(0.37)	96
0.00	0.00		13.48		0.52		46,106	0.81	(0.31)	105

$0.00	$0.00	(b)	$25.42		26.97%		$193	1.06%	(0.41)%	114%
0.00	0.00	(b)	20.02	(f)	10.61	(f)	203	1.07	(0.60)	134
0.00	0.00		18.10		4.08	(h)	206	1.06	(0.55)	103
0.00	0.00		17.39		29.01	(i)	335	1.06	(0.62)	96
0.00	0.00		13.48		0.37		285	1.06	(0.59)	105

$(1.48)	$0.00	(b)	$18.84		23.70%		$116,630	0.70%	1.47%	95%
(2.58)	0.00	(b)	16.49		8.51		90,492	0.72	1.43	63
(0.54)	0.00		17.62	(c)	3.98	(c)	128,968	0.71	1.20	101
(0.08)	0.00		17.46		36.10		191,216	0.71	1.00	67
(0.58)	0.00		12.90		(2.40)		80,389	0.70	1.27	152

$(1.47)	$0.00	(b)	$18.43		23.42%		$101,704	0.95%	$1.23%	95%
(2.55)	0.00	(b)	16.18		8.25		83,668	0.97	1.19	63
(0.48)	0.00		17.34	(d)	3.77	(d)	117,497	0.96	0.95	101
(0.07)	0.00		17.17		35.72		96,072	0.96	0.76	67
(0.58)	0.00		12.71		(2.65)		24,549	0.95	0.99	152

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	69

Notes to Financial Statements

June 30, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-five separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

Prior to November 1, 2006, OCC Equity Premium Strategy Fund, OCC Growth Fund, OCC Opportunity Fund and OCC Target Fund were sub-advised by PEA Capital LLC (“PEA”) pursuant to Portfolio Management Agreements between the Adviser and PEA. On November 1, 2006, the Adviser, PEA and Oppenheimer Capital entered into a novation agreement pursuant to which PEA was replaced by Oppenheimer Capital as sub-adviser to the aforementioned funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Trust, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Trust will be required to comply with the Interpretation by December 31, 2007. Fund Management is in the process of evaluating the appreciation of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Trust’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.   Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available or if a development event occurs that may significantly impact the value of a security, are fair valued in good faith, and pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s net asset value (“NAV”) is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on an identified cost basis. Dividend income is recorded on the

70	Allianz Funds Annual Report	06.30.07

ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, for each Fund (except Allianz Global Investors Multi-Style, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds) are declared and distributed to shareholders annually. Dividends from net investment income, if any, for the Allianz Global Investors Multi-Style, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future years is reduced by the net capital gains for the current capital year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain or loss. Realized gain (loss) and unrealized appreciation (depreciation) of investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value

Fund—$2,334; NFJ Dividend Value Fund—$596; NFJ International Value Fund—$648,222; NFJ Mid-Cap Value Fund—$216; NFJ Small-Cap Value Fund—$211,099; OCC Core Equity Fund—$2,764; OCC Equity Premium Strategy Fund—$22,876; OCC Growth Fund—$24,454; OCC International Equity Fund—$14,929; OCC Renaissance Fund—$190,580; OCC Target Fund—$8,500 and OCC Value Fund—$55,666.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  Each Fund, except the except the Allianz Global Investors Multi-Style Fund, may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an

06.30.07	Allianz Funds Annual Report	71

Notes to Financial Statements  (Cont.)

June 30, 2007

asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each Fund, except the Allianz Global Investors Multi-Style Fund, may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June 30, 2007 was $1,783,925. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each Fund also has a sub-adviser, which under the supervision of AGIFM, directs the investments of Fund assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisors in accordance with the portfolio management agreements.

The Allianz Global Investors Multi-Style Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company (PIMCO), an affiliate, by the underlying funds in which it invests.

Administration Fee.  The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)		Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
Allianz Global Investors Multi-Style Fund	0.00%		0.15%	(3)	N/A	0.40%	N/A	N/A
CCM Capital Appreciation Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
CCM Emerging Companies Fund	1.25%		0.25%		0.25%	N/A	N/A	N/A
CCM Focused Growth Fund	0.45%		0.25%		0.25%	0.40%	0.40%	N/A
CCM Mid-Cap Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
NFJ All-Cap Value Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
NFJ Dividend Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
NFJ International Value Fund	0.60%		0.45%		N/A	0.60%	0.60%	N/A
NFJ Large-Cap Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
NFJ Mid-Cap Value Fund	0.60%		0.25%		N/A	0.40%	0.40%	N/A
NFJ Small-Cap Value Fund	0.60%	(4)	0.25%		0.25%	0.40%	0.40%	0.40%
OCC Core Equity Fund	0.45%		0.25%		N/A	0.40%	0.40%	N/A
OCC Equity Premium Strategy Fund	0.60%		0.25%		0.25%	0.40%	0.40%	0.40%
OCC Growth Fund	0.50%		0.25%		0.25%	0.40%	0.40%	0.40%
OCC International Equity Fund	0.60%		0.45%		N/A	N/A	N/A	N/A
OCC Opportunity Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
OCC Renaissance Fund	0.60%	(5)	0.25%		0.25%	0.40%	0.40%	0.40%
OCC Target Fund	0.55%		0.25%		0.25%	0.40%	0.40%	N/A
OCC Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an

72	Allianz Funds Annual Report	06.30.07

additional 0.025% per annum on assets in excess of $2.5 billion and by an additional 0.025% per annum on assets in excess of $5 billion. The total administrative fee rate for Class A, B, C, D and R shares of the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion.

(3)

The Adviser has voluntarily undertaken to waive a portion of the Administration Fees it is entitled to receive for Institutional Class shares of the Allianz Global Investors Multi-Style Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration Fees to the Adviser at the rate of 0.10%, and the reduction in the Administrative Fee rate for Inst’l and Admin. Classes outlined in footnote 1 (above) will not reduce the Funds Administrative Fee below 0.10%.

(4)

Effective January 1, 2007 the Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(5)

Effective January 1, 2007 the Fund’s advisory fee has been reduced by 0.05% to 0.55%. In addition, effective October 1, 2007, the Fund’s advisory fee will be reduced by 0.05% to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.

Redemption Fees.  Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days

Allianz Global Investors Multi-Style, CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Core Equity, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Renaissance, OCC Target and OCC Value Funds

*
NFJ International Value and OCC International Equity Funds		*

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs where redemptions are processed through financial intermediaries. There may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”) serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distributions fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2007, AGID received $7,582,095 representing commissions (sales charges) and contingent deferred sales charges.

06.30.07	Allianz Funds Annual Report	73

Notes to Financial Statements  (Cont.)

June 30, 2007

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each independent Trustee receives an annual retainer of $80,000 ($160,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting was attended by telephone). Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee and each Committee Chairman receives an additional annual retainer of $3,000.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2007, were as follows (amounts in thousands):

	Purchases	Sales
Allianz Global Investors Multi-Style Fund	$74,844	$52,778
CCM Capital Appreciation Fund	2,260,226	2,267,491
CCM Emerging Companies Fund	1,025,395	1,218,406
CCM Focused Growth Fund	70,920	24,830
CCM Mid-Cap Fund	2,120,504	2,370,475
NFJ All-Cap Value Fund	63,080	75,904
NFJ Dividend Value Fund	6,529,515	1,497,068
NFJ International Value Fund	352,336	58,284
NFJ Large-Cap Value Fund	466,339	74,262
NFJ Mid-Cap Value Fund	17,076	2,366
NFJ Small-Cap Value Fund	1,098,248	1,285,069
OCC Core Equity Fund	5,971	4,250
OCC Equity Premium Strategy Fund	89,119	99,424
OCC Growth Fund	420,156	510,561
OCC International Equity Fund	6,863	3,063
OCC Opportunity Fund	370,907	424,596
OCC Renaissance Fund	2,654,026	3,566,403
OCC Target Fund	732,389	882,395
OCC Value Fund	1,787,886	2,117,536

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for numbers of contracts):

	OCC Equity Premium Strategy Fund		OCC Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2006	7,540	$605	—	$—
Sales	33,860	3,656	1,000	282
Closing Buys	(6,292)	(1,640)	—	—
Exercises	(8,720)	(440)	(1,000)	(282)
Expirations	(22,173)	(1,745)	—	—
Balance at 6/30/2007	4,215	$436	—	$—

6.	UNDERLYING FUNDS AND RISK FACTORS OF THE ALLIANZ GLOBAL INVESTORS MULTI-STYLE FUND

The Allianz Global Investors Multi-Style Fund invests all of its assets in underlying funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the underlying funds as well as the ability of the underlying funds to achieve their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved. The Adviser to the Fund has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investment among the underlying funds. The Adviser serves as investment adviser for each of the underlying stock funds, except that its affiliate is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other underlying stock funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC, and Nicholas-Applegate Capital Management LLC. Each sub-advisory firm, except for Cadence Capital Management, is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the underlying bond funds.

74	Allianz Funds Annual Report	06.30.07

Investing in the underlying funds through the Allianz Global Investors Multi-Style Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the underlying funds. Under certain circumstances, an underlying fund may pay a redemption request by the Allianz Global Investors Multi-Style Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying funds may invest in certain specified derivative securities including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These underlying funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, shares in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of the underlying funds. Conflicts may arise as these individuals seek to fulfill their fiduciary responsibilities to both the Fund and underlying funds. RCM has broad discretion to allocate and reallocate the Fund’s assets among the underlying funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described above), and both the Adviser and the Sub-adviser indirectly receive fees (including investment advisory and administrative fees) from the underlying funds in which the Fund invests. In this regard, RCM may have an incentive to invest the Fund’s assets in underlying funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in underlying funds with higher fees than other underlying funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interest in fulfilling their fiduciary duties to both the Fund and the underlying funds of the Trust.

7.	FEDERAL INCOME TAX MATTERS

At June 30, 2007, the components of distributable taxable earnings were (amount in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)
Allianz Global Investors Multi-Style	$—	$6,961	$—	$—	$—
CCM Capital Appreciation	24,063	48,308	—	—	—
CCM Emerging Companies	—	33,038	—	—	—
CCM Focused Growth	65	27	—	422	—
CCM Mid-Cap	8,746	68,845	—	—	—
NFJ All-Cap Value	4,528	6,295	—	—	—
NFJ Dividend Value	189,942	92,630	—	—	—
NFJ International Value	6,588	9,387	1	—	—
NFJ Large-Cap Value	5,823	5,722	—	—	—
NFJ Mid-Cap Value	203	—	—	—	—
NFJ Small-Cap Value	45,209	221,528	5,625	—	—
OCC Core Equity	238	156	—	—	—
OCC Equity Premium Strategy	—	—	61	9,704	—
OCC Growth	—	—	1	136,858	(26)
OCC International Equity	401	—	—	—	(6)
OCC Opportunity	14,346	11,279	—	—	—
OCC Renaissance	165,089	184,596	2	—	—
OCC Target	—	28,023	—	—	—
OCC Value	103,006	147,348	—	—	—

(1)	Adjust for accelerated recognition of unrealized gain (loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2006 through June 30, 2007 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

06.30.07	Allianz Funds Annual Report	75

Notes to Financial Statements  (Cont.)

June 30, 2007

At June 30, 2007, the Funds accumulated capital losses expiring as indicated below (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2008		2009		2010		2011
CCM Focused Growth	$—		$—		$—		$422
OCC Equity Premium Strategy	1,515	(1)	—		—		8,189
OCC Growth	—		1,615	(1)	807	(1)	134,436

(1)	Represents acquired capital loss carryovers which may be limited under current law.

At June 30, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
Allianz Global Investors Multi-Style	$291,287	$47,816	$(4,065)	$43,751
CCM Capital Appreciation	1,607,808	231,507	(10,667)	220,840
CCM Emerging Companies	604,297	63,737	(11,568)	52,169
CCM Focused Growth	50,911	5,035	(822)	4,213
CCM Mid-Cap	1,523,857	196,861	(13,889)	182,972
NFJ All-Cap Value	48,707	2,374	(1,042)	1,332
NFJ Dividend Value	8,604,675	911,755	(77,434)	834,321
NFJ International Value	604,137	68,773	(1,406)	67,367
NFJ Large-Cap Value	580,005	49,830	(5,424)	44,406
NFJ Mid-Cap Value	15,659	1,102	(271)	831
NFJ Small-Cap Value	5,125,842	1,344,376	(80,078)	1,264,298
OCC Core Equity	7,000	1,175	(112)	1,063
OCC Equity Premium Strategy	71,530	5,857	(1,746)	4,111
OCC Growth	587,626	99,562	(3,547)	96,015
OCC International Equity	4,112	717	(35)	682
OCC Opportunity	294,504	43,977	(8,573)	35,404
OCC Renaissance	2,566,988	212,673	(66,522)	146,151
OCC Target	738,354	158,361	(5,738)	152,623
OCC Value	1,775,684	190,890	(29,981)	160,909

(1)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale deferrals for federal income tax purposes.

During the year ended June 30, 2007, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
Allianz Global Investors Multi-Style	$13,527	$7,290
CCM Capital Appreciation	2,656	105,142
CCM Emerging Companies	13,355	45,665
CCM Focused Growth	14	101
CCM Mid-Cap	13,274	121,381
NFJ All-Cap Value	1,401	543
NFJ Dividend Value	136,815	55,515
NFJ International Value	5,979	488
NFJ Large-Cap Value	6,670	3,381
NFJ Mid-Cap Value	228	—
NFJ Small-Cap Value	84,089	306,571
OCC Core Equity	83	45
OCC Equity Premium Strategy	4,369	—
OCC International Equity	13	—
OCC Opportunity	—	5,923
OCC Renaissance	88,930	256,342
OCC Value	76,251	76,173

(1)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

76	Allianz Funds Annual Report	06.30.07

8.	AFFILIATED TRANSACTIONS

The underlying funds of the Allianz Global Investors Multi-Style Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended June 30, 2007 (amounts in thousands):

Underlying Fund	Market Value 6/30/2006	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2007	Dividend Income	Net Realized Gain (Loss)
CCM Capital Appreciation	$2,320	$164	$2	$150	$2,659	$7	$156
CCM Mid-Cap	2,119	214	—	520	2,437	—	213
NACM International	40,970	6,526	14,084	16,367	41,519	278	4,554
NFJ Small-Cap Value	7,764	1,276	3,955	2,803	5,846	169	1,147
OCC Growth	1,620	—	—	(117)	2,028	—	—
OCC Opportunity	9,586	1,553	6,041	3,595	7,280	—	1,733
OCC Renaissance	19,235	4,272	2,828	3,359	21,965	—	2,628
OCC Target	2,487	—	21	616	3,138	—	(14)
OCC Value	14,336	3,110	2,031	4,149	17,550	213	1,108
PIMCO Emerging Markets Fund	1,016	91	1,133	—	—	39	169
PIMCO Foreign Bond (U.S. Dollar-Hedged)	3,199	797	115	(178)	3,770	110	61
PIMCO High Yield	6,367	1,297	299	212	7,524	478	(3)
Total Return Strategy Fund	—	6,048	205	(165)	5,669	18	(9)
PIMCO Short-Term	5,915	6,877	252	(68)	12,511	307	15
PIMCO StocksPLUS	39,047	7,181	4,775	7,664	47,221	2,089	106
RCM Large-Cap Growth	25,422	5,905	3,371	6,024	30,893	85	1,432
RCM Mid-Cap	19,101	7,152	5,752	4,819	21,254	—	3,799
Total Return	87,698	22,381	7,914	(3,537)	101,774	4,681	(3)
Totals	$288,202	$74,844	$52,778	$46,213	$335,038	$8,474	$17,092

An affiliate may include any company in which the NFJ Small-Cap Value Fund owns 5% or more of company’s outstanding voting securities at any point during the fiscal year. The NFJ Small-Cap Value Fund indicated below had the following transactions in and earnings from investments in affiliated issuers during the year ended June 30, 2007: (amounts in thousands):

NFJ Small-Cap Value Fund:

Issuer Name	Market Value 6/30/2006	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 6/30/2007	Dividend Income	Net Realized Loss
Handleman Co.*	$9,104	$—	$7,996	$—	$—	$—	$(12,252)
Iowa Telecommunications Services, Inc.	31,748	—	—	5,625	38,141	2,718	—
Journal Register, Co.*	19,828	—	14,774	—	—	81	(20,084)
Totals	$60,680	$—	$22,770	$5,625	$38,141	$2,799	$(32,336)

*	Not affiliated at June 30, 2007

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2007. The cost and market value of these affiliated investments include both acquisitions of new investments and prior year holdings that became affiliated during the current year.

NFJ Small-Cap Value Fund:

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Handleman Co.*	—%	$—	—%
Iowa Telecommunications Services, Inc.	5.29	32,516	0.80
Journal Register, Co.*	—	—	—
Totals		$32,516	0.80%

*	Not affiliated at June 30, 2007

06.30.07	Allianz Funds Annual Report	77

Notes to Financial Statements  (Cont.)

June 30, 2007

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Allianz Global Investors Multi-Style Allocation Fund				CCM Capital Appreciation Fund				CCM Emerging Companies
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	1,190	$14,413	33	$395	4,069	$82,957	7,947	$160,309	2,851	$65,248	7,145	$177,548
Administrative Class	0	0	0	0	5,495	110,183	11,287	216,347	408	8,923	763	18,279
Other Classes	6,075	74,894	7,834	92,316	12,321	242,451	14,493	279,074	0	0	0	0
Issued in reinvestment of dividends and distributions
Institutional Class	55	682	2	22	1,305	26,163	26	523	1,921	42,419	1,809	42,783
Administrative Class	0	0	0	0	1,545	30,219	25	495	270	5,690	200	4,549
Other Classes	1,287	15,906	344	3,987	1,633	30,795	4	80	0	0	0	0
Cost of shares redeemed
Institutional Class	(259)	(3,205)	(54)	(635)	(4,687)	(96,780)	(3,089)	(61,876)	(10,965)	(248,875)	(10,312)	(260,270)
Administrative Class	0	0	0	0	(5,716)	(113,970)	(4,073)	(79,985)	(869)	(19,094)	(564)	(13,322)
Other Classes	(6,231)	(76,774)	(5,507)	(64,074)	(12,122)	(235,228)	(9,098)	(172,552)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	2,117	$25,916	2,652	$32,011	3,843	$76,790	17,522	$342,415	(6,384)	$(145,689)	(959)	$(30,433)

	CCM Focused Growth Fund				CCM Mid-Cap Fund				NFJ All-Cap Value Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

Shares sold
Institutional Class	4,797	$47,142	312	$2,874	4,338	$119,623	9,907	$270,339	208	$3,900	259		$4,358
Administrative Class	1	10	0	0	1,871	50,771	5,450	148,895	0	0	0	*	0
Other Classes	442	4,464	0	0	5,131	134,824	12,984	341,617	1,006	18,807	669		11,227
Issued in reinvestment of dividends and distributions
Institutional Class	11	105	1	10	1,546	40,477	0	0	61	1,176	78		1,303
Administrative Class	0	0	0	0	1,108	28,285	0	0	0 *	1	0	*	1
Other Classes	1	10	0	0	2,230	54,716	0	0	34	665	25		421
Cost of shares redeemed
Institutional Class	(473)	(4,733)	(263)	(2,470)	(6,080)	(167,030)	(4,177)	(118,392)	(1,539)	(29,835)	(350)		(5,987)
Administrative Class	0	0	0	0	(4,221)	(113,155)	(5,074)	(134,274)	0	0	0	*	0
Other Classes	(33)	(358)	0	0	(9,953)	(258,508)	(7,820)	(205,875)	(417)	(7,915)	(354)		(5,848)
Net increase (decrease) resulting from Fund share transactions	4,746	$46,640	50	$414	(4,030)	$(109,997)	11,270	$302,310	(647)	$(13,201)	327		$5,475

	NFJ Dividend Value Fund				NFJ International Value Fund				NFJ Large-Cap Value Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	80,532	$1,393,953	15,685	$237,045	1,160	$27,820	196	$3,929	7,051	$136,923	1,149	$19,998
Administrative Class	22,113	402,111	592	8,788	0	0	0	0	158	3,042	0	0
Other Classes	258,601	4,372,627	97,317	1,431,609	13,748	321,923	5,724	106,579	16,678	328,177	3,758	63,379
Issued in reinvestment of dividends and distributions
Institutional Class	2,052	36,045	539	7,913	17	420	1	25	81	1,594	26	444
Administrative Class	273	4,891	10	146	0	0	0	0	1	24	0	0
Other Classes	6,708	115,957	2,266	32,858	192	4,518	39	716	277	5,376	105	1,737
Cost of shares redeemed
Institutional Class	(13,576)	(238,457)	(2,341)	(34,904)	(76)	(1,791)	(204)	(3,526)	(911)	(18,211)	(127)	(2,149)
Administrative Class	(975)	(17,611)	(76)	(1,154)	0	0	0	0	(155)	(3,218)	0	0
Other Classes	(43,022)	(744,223)	(12,318)	(181,126)	(1,540)	(35,079)	(488)	(9,004)	(2,083)	(40,159)	(1,257)	(21,119)
Net increase (decrease) resulting from Fund share transactions	312,706	$5,325,293	101,674	$1,501,175	13,501	$317,811	5,268	$98,719	21,097	$413,548	3,654	$62,290

78	Allianz Funds Annual Report	06.30.07

	NFJ Mid-Cap Value Fund		NFJ Small-Cap Value Fund				OCC Core Equity Fund
	Period from 8/22/06 to 6/30/07		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

Shares sold
Institutional Class	281	$4,556	8,582	$289,012	6,800	$218,421	121	$1,256	0		$0
Administrative Class	0	0	7,763	253,664	8,348	260,662	0	0	0		0
Other Classes	693	11,476	14,236	461,453	18,929	585,958	61	696	156		1,695
Issued in reinvestment of dividends and distributions
Institutional Class	5	87	1,862	61,380	1,603	49,542	7	93	5		52
Administrative Class	0	0	2,029	64,828	1,870	56,200	0	0	0		0
Other Classes	7	114	6,317	199,540	6,452	191,573	2	33	0	*	1
Cost of shares redeemed
Institutional Class	(4)	(76)	(3,825)	(127,995)	(3,159)	(100,253)	0	0	0		0
Administrative Class	0	0	(5,993)	(196,328)	(5,483)	(170,009)	0	0	0		0
Other Classes	(26)	(433)	(21,316)	(687,281)	(23,221)	(714,397)	(15)	(186)	(4)		(45)
Net increase (decrease) resulting from Fund share transactions	956	$15,724	9,655	$318,273	12,139	$377,697	176	$1,892	157		$1,703

	OCC Equity Premium Strategy Fund				OCC Growth Fund				OCC International Equity Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		7/3/2006† to 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	48	$432	85	$727	166	$4,209	42	$862	256	$3,785	255	$3,774
Administrative Class	0	0	2	15	0	1	0	0	0	0	0	0
Other Classes	1,916	16,854	1,446	12,118	2,067	50,231	1,232	25,398	0	0	0	0
Issued in reinvestment of dividends and distributions
Institutional Class	17	162	20	168	0	0	0	0	1	13	1	13
Administrative Class	3	27	2	18	0	0	0	0	0	0	0	0
Other Classes	400	3,538	238	1,953	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(319)	(2,738)	(368)	(3,065)	(155)	(3,231)	(124)	(2,488)	0	0	0	0
Administrative Class	(21)	(190)	(33)	(281)	(2)	(36)	0 *	(8)	0	0	0	0
Other Classes	(2,663)	(23,263)	(2,782)	(22,756)	(5,496)	(119,032)	(8,612)	(165,189)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(619)	$(5,178)	(1,390)	$(11,103)	(3,420)	$(67,858)	(7,462)	$(141,425)	257	$3,798	256	$3,787

	OCC Opportunity Fund				OCC Renaissance Fund				OCC Target Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	279	$6,566	305	$6,604	607	$13,632	1,062	$24,925	50	$1,170	52	$1,055
Administrative Class	8	203	17	358	1,275	27,982	5,430	131,116	1	6	1	17
Other Classes	1,104	28,932	1,272	29,043	6,828	141,631	13,277	296,383	1,609	34,552	1,818	34,305
Issued in reinvestment of dividends and distributions
Institutional Class	37	880	0	0	204	4,370	529	11,654	0	0	0	0
Administrative Class	0 *	5	0	0	349	7,322	713	15,498	0	0	0	0
Other Classes	175	4,073	0	0	13,951	269,765	24,538	502,163	0	0	0	0
Cost of shares redeemed
Institutional Class	(1,080)	(26,222)	(492)	(10,184)	(679)	(15,297)	(5,292)	(125,305)	(30)	(688)	(2,868)	(55,770)
Administrative Class	(138)	(2,831)	(64)	(1,311)	(3,923)	(85,542)	(8,064)	(188,401)	(3)	(61)	(2)	(42)
Other Classes	(2,348)	(55,199)	(2,824)	(58,962)	(46,703)	(966,528)	(109,810)	(2,482,244)	(9,091)	(176,725)	(11,935)	(209,833)
Net increase (decrease) resulting from Fund share transactions	(1,963)	$(43,593)	(1,786)	$(34,452)	(28,091)	$(602,665)	(77,617)	$(1,814,211)	(7,464)	$(141,746)	(12,394)	$(230,268)

06.30.07	Allianz Funds Annual Report	79

Notes to Financial Statements  (Cont.)

June 30, 2007

	OCC Value Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	1,454	$26,052	1,000	$17,144
Administrative Class	938	16,581	925	15,488
Other Classes	12,192	212,833	11,991	198,123
Issued in reinvestment of dividends and distributions
Institutional Class	367	6,653	725	11,863
Administrative Class	328	5,824	577	9,271
Other Classes	6,737	116,425	15,563	243,573
Cost of shares redeemed
Institutional Class	(1,118)	(20,075)	(3,557)	(61,358)
Administrative Class	(917)	(16,173)	(3,107)	(52,749)
Other Classes	(32,287)	(555,121)	(68,709)	(1,141,068)
Net increase (decrease) resulting from Fund share transactions	(12,306)	$(207,001)	(44,592)	$(759,713)

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Commencement of operations

10.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA de-registered as an investment adviser and dissolved.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

11.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds. OCC Renaissance Fund and OCC Target Fund was reimbursed $5,074,548 ($0.03 per share) and $190,701 ($0.0040 per share), respectively in connection with this matter.

In a separate matter, the Sub-Adviser reimbursed the OCC Opportunity Fund $165,257 ($0.01 per share) for realized gains resulting from a trading error.

During the year ended June 30, 2006 the Adviser reimbursed CCM Mid-Cap Fund, OCC Value Fund and OCC Opportunity Fund, $806,302 ($0.02 per share), $377 and $283,246 ($0.01 per share), respectively. These amounts fully resolve a review of the extent to which these Funds’ had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

During the year ended June 30, 2007, the Sub-Adviser reimbursed OCC Equity Premium Strategy Fund and OCC Growth Fund, $3,632 and $31,781, respectively for realized losses resulting from trading errors.

80	Allianz Funds Annual Report	06.30.07

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

June 30, 2007

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreement or sub-advisory agreement for a fund. The only such agreement approved during the period covered by, and relating to a fund described in, this report relates to the Allianz NFJ All-Cap Value Fund (formerly the Allianz NACM Flex-Cap Value Fund) (the “NFJ Fund”).

At an in-person meeting held in March 2007, the Board and the Independent Trustees unanimously approved the appointment of NFJ Investment Group L.P. (“NFJ” or the “Sub-Adviser”) as sub-adviser to the NFJ Fund; the change of the name of the NFJ Fund from “Allianz NACM Flex-Cap Value Fund” to “Allianz NFJ All-Cap Value Fund”; certain related investment changes; and an addendum to the Portfolio Management Agreement between Allianz Global Investors Fund Management LLC (the “Adviser”) and NFJ (the “NFJ Portfolio Management Agreement” or “Agreement”) with respect to the NFJ Fund. Although no shareholder approval was required to appoint NFJ as sub-adviser to the NFJ Fund, shareholders of the NFJ Fund received in June 2007 an Information Statement describing the changes, in accordance with the requirements of an exemptive order granted to the Trust.

The Trustees considered the need for a replacement sub-adviser for the NFJ Fund (previously the Allianz NACM Flex-Cap Value Fund) in light of NACM’s decision to exit the value-management business, and that retaining NFJ in accordance with the Trust’s SEC exemptive order would allow NFJ Fund shareholders to continue to hold their investment in a value-based all-capitalization fund managed by a seasoned sub-adviser in the Allianz family, without the delay and costs associated with a shareholder meeting and solicitation. They also considered possible disadvantages to other alternatives such as liquidating the NFJ Fund. Based on these and other considerations as required by the exemptive order, the Trustees and the Independent Trustees determined that the change of sub-adviser from NACM to NFJ was in the best interests of the NFJ Fund and its shareholders and did not involve a conflict of interest from which the Adviser, NACM or NFJ derived an improper advantage.

The Trustees considered the impact the transition to NFJ would have on the NFJ Fund’s portfolio, including the estimated transaction costs and expenses related to restructuring the NFJ Fund’s portfolio to comport with its proposed new investment objective and investment strategies and NFJ’s management approach, as well as the potential for impact to shareholders from the recognition of gains from the sale of portfolio securities made in restructuring the portfolio.

The material factors and conclusions that formed the basis of these approvals are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Sub-Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreement. The Independent Trustees met with and discussed the proposed approvals with representatives of the Sub-Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory agreements. The Independent Trustees were assisted in their evaluation of the proposed Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, during the course of the year leading up to their December 2006 approval of the continuation of advisory and sub-advisory contracts relating to the other Funds, the Trustees received and reviewed performance, fee, profitability and other information regarding the Sub-Adviser in connection with the Trustees’ review and approval of advisory, sub-advisory and administration agreements for the other Funds. The Trustees’ conclusions with respect to the NFJ Fund were based, in part, on their consideration of these arrangements pertaining to other Funds during the course of the year leading up to such December 2006 approval, as well as subsequently and in prior years.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreement, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services to be provided to the NFJ Fund by the Sub-Adviser. The Trustees considered the proposed terms of the Agreement, including representations from management that the non-monetary terms of the Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and other services to be provided to the NFJ Fund under the Agreement and information regarding the experience, qualifications and adequacy of the personnel who would be providing those services, (b) the investment program to be used by the Sub-Adviser in managing the NFJ Fund, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions to be provided by the Sub-Adviser, and (g) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the proposed NFJ Portfolio Management Agreement, the Sub-Adviser would have full investment discretion and make all determinations with respect to the investment of the NFJ Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Adviser would implement the NFJ Fund’s investment program (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the NFJ Fund, construct the NFJ Fund’s portfolio, monitor the NFJ Fund’s compliance with investment restrictions, and report to the Trustees. In addition to considering the reputation of the Sub-Adviser, the Trustees considered information concerning the investment philosophy and investment process to be used by the Sub-Adviser in managing the NFJ Fund and the in-house research capabilities of the Sub-Adviser. The Trustees also considered various investment resources available to the Sub-Adviser, including research services acquired with “soft dollars” available to the Sub-Adviser as a result of securities transactions to be effected for the NFJ Fund and other clients. The Trustees reviewed the Sub-Adviser’s compliance program.

The Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the NFJ Fund by the Sub-Adviser under the Agreement was consistent with the NFJ Fund’s operational requirements; that the Sub-Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the NFJ Fund; and that, overall, the Trustees were satisfied with the nature, extent and quality of the services to be provided by the Sub-Adviser to the NFJ Fund.

FUND PERFORMANCE

The Trustees considered the total return performance of the NFJ Fund through December 31, 2006 (when it had been managed by a different sub-adviser) as well as performance information about a model portfolio developed by NFJ for a managed account platform utilizing a similar investment strategy to that proposed for the NFJ Fund. In addition, the Trustees considered the identities and experience of the investment personnel at NFJ who would be providing portfolio management services to the NFJ Fund, including individuals who would share primary responsibility

06.30.07	Allianz Funds Annual Report	81

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

June 30, 2007

for the day-to-day management of the NFJ Fund. The Trustees took into account, among other information, the strong performance records of the other series of the Trust managed by NFJ and the individual portfolio managers using a value-based investment approach, based on a comparison of the performance of these series with the performance of benchmark indices and peer funds identified by Lipper, Inc. (“Lipper”). Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the Sub-Adviser’s performance record and process to be used in managing the NFJ Fund were sufficient to support approval of the Agreement.

FEES AND OTHER EXPENSES

The Trustees considered the fact that the NFJ Portfolio Management Agreement would have terms and conditions substantially identical to those of the portfolio management agreement with Nicholas-Applegate Capital Management LLC (“NACM”), the NFJ Fund’s previous sub-adviser, and portfolio management agreements relating to other series of the Trust. The Trustees considered the proposed sub-advisory fees and noted that neither the sub-advisory fees nor other expenses of the NFJ Fund would increase as a result of the retention of NFJ and that the Fund’s total annual operating expenses would remain the same. Among other information, the Trustees considered (i) the level of the NFJ Fund’s advisory fees versus its peer group and peer universe as provided by Lipper; (ii) the level of the NFJ Fund’s sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Adviser, and the services to be provided by the Sub-Adviser; (iv) that the Adviser (and not the NFJ Fund) pays the sub-advisory fees; (v) that the NFJ Fund pays a unitary fee for non-advisory services, which differentiates the NFJ Fund from many in the industry; and (vi) the Fund’s total expenses as compared to those funds in its peer group and peer universe as provided by Lipper. With respect to items (i) and (vi) above, the Trustees noted that the Fund’s advisory fees and total expense ratio were each at or below the median for the Fund’s expense peer groups.

The Trustees also considered fees paid to NFJ for separate accounts managed with the mid-cap, large-cap and dividend-value strategies. The Trustees reviewed materials from management describing the differences in services provided to different types of clients, which noted the generally broader scope of services to be provided by the Sub-Adviser to the NFJ Fund relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the NFJ Fund, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees also took into account information provided by the Adviser regarding the administrative and distribution fees paid by the NFJ Fund to the Adviser and its affiliates, including the Trust’s distributor, Allianz Global Investors Distributors LLC.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the proposed fees and expenses to be charged under the Agreement represented reasonable compensation to the Sub-Adviser in light of the services to be provided.

COSTS OF SERVICES TO BE PROVIDED AND ESTIMATED PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees to be paid to NFJ and the costs to be incurred by NFJ in providing services to the NFJ Fund) and the estimated profitability of the Adviser’s relationship with the NFJ Fund both assuming that the NFJ Fund continued to be sub-advised by NACM and assuming portfolio management responsibilities were transferred to NFJ.

At their December 2006 meeting, the Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability and took into account, among other things, information and analyses of an independent consultant regarding the methodology used. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services to be provided to the NFJ Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s estimated level of profitability from its relationship with the NFJ Fund would not be excessive if portfolio management responsibilities were transferred to NFJ.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Adviser may receive as a result of their relationships with the NFJ Fund, including non-advisory fee compensation to be paid to the Adviser, the Sub-Adviser and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the NFJ Fund’s distributor, an affiliate of the Adviser), as well as research that may be provided to the Sub-Adviser in connection with trade execution for the NFJ Fund (soft dollar arrangements), and reputational and other “fall out” benefits.

The Trustees also considered the benefits that may be associated with the NFJ Fund’s use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that the other Allianz Funds have in some cases historically used affiliated brokers for foreign securities transactions, and that an affiliate of the Adviser receives fees as securities lending agent under the Trust’s securities lending program. The Trustees considered the possible receipt of such benefits in light of the Adviser’s and its affiliates’ estimated profitability, and concluded that such benefits would not be excessive.

POSSIBLE ECONOMIES OF SCALE

They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the NFJ Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. The Trustees noted that the NFJ Fund would retain its administrative fee breakpoint schedule and noted that the Independent Trustees had concluded in prior years that, under the circumstances, breakpoints in the administrative fee were an effective way to share any economies of scale or other efficiencies with NFJ Fund shareholders.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the Agreement was in the best interests of the NFJ Fund and its shareholders, and that the Agreement should be approved.

82	Allianz Funds Annual Report	06.30.07

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the Allianz Global Investors Multi-Style, CCM Capital Appreciation Fund, CCM Emerging Companies Fund, CCM Focused Growth Fund, CCM Mid-Cap Fund, NFJ Dividend Value Fund, NFJ International Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, NFJ All-Cap Value Fund, NFJ Mid-Cap Value Fund, OCC Core Equity Fund, OCC Renaissance Fund, OCC Value Fund, OCC Equity Premium Strategy Fund, OCC Growth Fund, OCC Opportunity Fund, OCC International Equity Fund, and OCC Target Fund, nineteen of the thirty-five Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2007

06.30.07	Allianz Funds Annual Report	83

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2007) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2007 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Allianz Global Investors Multi-Style	100%
CCM Capital Appreciation	100%
CCM Emerging Companies	10%
CCM Focused Growth	100%
CCM Mid-Cap	0%
NFJ All-Cap Value	26%
NFJ Dividend Value	53%
NFJ International Value	45%
NFJ Large-Cap Value	59%
NFJ Mid-Cap Value	43%
NFJ Small-Cap Value	84%
OCC Core Equity	33%
OCC Equity Premium Strategy	100%
OCC Growth	0%
OCC International Equity	30%
OCC Opportunity	0%
OCC Renaissance	54%
OCC Target	0%
OCC Value	39%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2007 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

Allianz Global Investors Multi-Style	100%
CCM Capital Appreciation	100%
CCM Emerging Companies	10%
CCM Focused Growth	100%
CCM Mid-Cap	0%
NFJ All-Cap Value	25%
NFJ Dividend Value	52%
NFJ International Value	0%
NFJ Large-Cap Value	62%
NFJ Mid-Cap Value	65%
NFJ Small-Cap Value	88%
OCC Core Equity	29%
OCC Equity Premium Strategy	100%
OCC Growth	0%
OCC International Equity	0%
OCC Opportunity	0%
OCC Renaissance	56%
OCC Target	0%
OCC Value	38%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2008, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2007.

84	Allianz Funds Annual Report	06.30.07

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2007 are as follows:

	NFJ International Value
Country	Gross Foreign Dividends	Foreign Tax
Belgium	$0.01270	$0.00190
Brazil	0.06763	0.00871
Canada	0.05191	0.00769
France	0.03126	0.00476
Germany	0.02198	0.00330
Japan	0.01682	0.00171
Korea	0.05707	0.00964
Mexico	0.04587	0.00009
Netherlands	0.04540	0.00715
Norway	0.02462	0.00378
Peru	0.00532	0.00022
Sweden	0.07600	0.01165
	OCC International Equity
Country	Gross Foreign Dividends	Foreign Tax
Austria	$0.01313	$0.00197
Brazil	0.01087	0.00116
France	0.08911	0.01337
Germany	0.04608	0.00691
Italy	0.03502	0.00525
Japan	0.04539	0.00318
Netherlands	0.02446	0.00367
New Zealand	0.02174	0.00326
Norway	0.02394	0.00359
Sweden	0.08483	0.01273
Switzerland	0.02599	0.00390

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2007. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2008.

06.30.07	Allianz Funds Annual Report	85

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer - Equities, Allianz Global Investors.	35	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	35	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	35	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, member of Triton Realty Partners, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	35	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI-Health Plans.	35	None

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	35	Director of Sykes Enterprises, Inc. and CoastalSouth Bankshares, Inc.; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial-U.S.	35	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc. and Advanced Magnetics, Inc.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales-Debt and Equity for Merrill Lynch.	35	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	35	Member of Board of Trustees of The Steele Foundation.

86	Allianz Funds Annual Report	06.30.07

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	35	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	35	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director of Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President and Senior Counsel, Allianz Global Investors of America, L.P.; Vice President, Chief Legal Officer and Secretary of 70 funds in the Fund Complex; Secretary and Chief Legal Officer, The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of Allianz Funds and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 70 funds in the Fund Complex and Chief Compliance Officer, The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 35 funds in the Fund Complex and Assistant Treasurer of the Allianz Funds and The Korea Fund, Inc.

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Manager, Allianz Global Investors Fund Management, LLC; Assistant Treasurer of 70 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Manager, Morgan Stanley and Paralegal, Prudential Financial, Inc./American Skandia.

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).

06.30.07	Allianz Funds Annual Report	87

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. (since 2004); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 70 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP (2004-2005) and Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

88	Allianz Funds Annual Report	06.30.07

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group L.P.,

Oppenheimer Capital LLC

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”),

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

AZ800AR_18364

Allianz Funds Annual Report

JUNE 30, 2007

Domestic Stock Funds

Share Class

GROWTH STOCK FUNDS

Allianz CCM Focused Growth Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz OCC Growth Fund

Allianz NACM Growth Fund

Allianz NACM Income & Growth Fund

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

Allianz OCC Target Fund

Allianz OCC Opportunity Fund

BLEND STOCK FUNDS

Allianz OCC Equity Premium Strategy Fund

Allianz OCC Core Equity Fund

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz OCC Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ All-Cap Value Fund

(Formerly Allianz NACM Flex-Cap Value Fund)

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

ASSET ALLOCATION

Allianz Global Investors Multi-Style Fund

Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		26
Statements of Assets and Liabilities		54
Statement of Operations		57
Statement of Changes in Net Assets		60
Financial Highlights		66
Notes to Financial Statements		82
Report of Independent Registered Public Accounting Firm		95
Federal Income Tax Information		96
Trustees and Officers of Allianz Funds		97
Approval of Renewal of the Investment Advisory Contract and Administration Agreement		100

FUND	Fund Summary	Schedule of Investments

Allianz Global Investors Multi-Style Fund	6	26
Allianz CCM Capital Appreciation Fund	7	27
Allianz CCM Focused Growth Fund	8	29
Allianz CCM Mid-Cap Fund	9	30
Allianz NACM Growth Fund	10	32
Allianz NACM Income & Growth Fund	11	33
Allianz NFJ All-Cap Value Fund	12	36
Allianz NFJ Dividend Value Fund	13	37
Allianz NFJ Large-Cap Value Fund	14	38
Allianz NFJ Mid-Cap Value Fund	15	39
Allianz NFJ Small-Cap Value Fund	16	40
Allianz OCC Core Equity Fund	17	42
Allianz OCC Equity Premium Strategy Fund	18	43
Allianz OCC Growth Fund	19	44
Allianz OCC Opportunity Fund	20	45
Allianz OCC Target Fund	21	46
Allianz OCC Value Fund	22	47
Allianz RCM Large-Cap Growth Fund	23	48
Allianz RCM Mid-Cap Fund	24	50
Allianz RCM Strategic Growth Fund	25	51

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2007.

The past 12 months proved to be a positive time for US stocks, albeit one followed by significant volatility in the opening weeks of the new fiscal year. The market advance was relatively steady with a sharp downturn in February leading to a quick recovery and resumption of the upward trend in March. During the period covered by this report, U.S. stocks delivered strong gains as global economic growth and liquidity fostered an environment of low interest rates and strong corporate earnings growth. The S&P 500 Index, which serves as a broad measure of returns for the US stock market, rose 20.59% for the period.

Value stocks outperformed growth stocks during the period. The Russell 1000 Value Index returned 21.85% compared to a 19.06% advance for the Russell 1000 Growth Index. Growth stocks outperformed value stocks in the second half of the period as compelling valuations and signs of slowing economic growth caused investors to favor companies with improving economic fundamentals. Smaller-capitalization stock returns lagged those of large and mid cap stocks for the period. The Russell 2000 Index posted a 16.43% return; the Russell MidCap Index advanced 20.83%.

While the market’s advance in the period provided significant returns, the volatility that followed underscores the importance of maintaining a long-term perspective in equity investing. A disciplined investment strategy, tailored to your personal financial goals and reflecting your individual sensitivity to risk, is a prudent course and one your personal financial advisor can help you create and follow.

For more detailed information about how your Allianz Fund performed in this environment, please read the commentary in this report. If you have any questions, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and we look forward to serving your investing needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 7, 2007

Annual Report	June 30, 2007	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): CCM Capital Appreciation (1/97), CCM Focused Growth (7/06), CCM Mid-Cap (1/97), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (1/97), OCC Equity Premium Strategy (7/00), OCC Value (1/97), RCM Large-Cap Growth (2/02), and RCM Mid-Cap (2/02). The oldest share classes for OCC Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following funds is C, and the A and B shares were first offered in: OCC Growth (A in 10/90, B in 5/95) and OCC Opportunity (A in 12/90, B in 3/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class (A for OCC Target) to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 1/01/07 to 6/30/07.

4	Allianz Funds

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

The Russell 1000 Growth Index replaced the S&P 500 Index as the CCM Capital Appreciation Fund’s primary comparative index because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategies.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2007	5

Allianz Global Investors Multi-Style Fund

(Unaudited)

Portfolio Insights

•

Allianz Global Investors Multi-Style Fund seeks long-term capital appreciation and current income by normally investing in a diversified portfolio of other Allianz and PIMCO Funds. Normally, approximately 60% (range of 50%-70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds.

•

The Fund’s performance lagged the blended benchmark for the period. Performance was primarily driven by the Fund’s overweight position to equities. While the Russell 3000 and MSCI All Country World ex US Indices rose by 20.1% and 30.2%, respectively, the Lehman Brothers Aggregate Bond Index registered a modes 6.1% gain.

•	Since most of the Fund’s equity overweight position was focused in non-US stocks, this was particularly beneficial to the overall Fund’s performance.

•	The Funds’ overweight to US growth stocks impaired performance as the Russell 3000 Growth Index rose by 18.8% versus a 21.3% rise in the Russell 3000 Value Index.

•

The top performing sub-funds within the portfolio, on a relative basis, were the Allianz OCC Opportunity Fund and the Allianz NFJ Small- Cap Value Fund. In contrast, the Allianz RCM Large-Cap Growth Fund and the Allianz NACM International Fund underperformed their respective benchmarks by the widest degree.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (9/30/98)
Allianz Global Investors Multi-Style Fund Class A	14.82%	9.90%	—	7.58%
Allianz Global Investors Multi-Style Fund Class A (adjusted)	8.50%	8.66%	—	6.89%
Allianz Global Investors Multi-Style Fund Class B	13.98%	9.07%	—	6.94%
Allianz Global Investors Multi-Style Fund Class B (adjusted)	8.98%	8.79%	—	6.94%
Allianz Global Investors Multi-Style Fund Class C (adjusted)	13.06%	9.08%	—	6.78%
Russell 3000 Index	20.08%	11.53%	—	7.09%
Lehman Brothers Aggregate Bond Index	6.11%	4.48%	—	5.19%
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% LBAG Index	15.43%	9.80%	—	7.17%
Lipper Mixed-Asset Target Allocation Moderate Fund Average	13.77%	8.60%	—	5.92%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class B shares and 2.07% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Fund Allocation

PIMCO Total Return	30.4%
PIMCO StocksPLUS	14.1%
NACM International	12.4%
RCM Large-Cap Growth	9.2%
OCC Renaissance	6.6%
RCM Mid-Cap	6.3%
OCC Value	5.2%
PIMCO Short-Term	3.7%
PIMCO High Yield	2.2%
Other	9.9%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,053.60	$1,049.10	$1,050.10	$1,020.88	$1,017.16	$1,017.16
Expenses Paid During Period	$4.02	$7.82	$7.83	$3.96	$7.70	$7.70

For each class of the Fund, expenses are equal to the expense ratio for the class (0.79% for Class A, 1.54% for Class B, 1.54% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	Allianz Funds

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in consumer discretionary stocks was the most significant source of underperformance for the period. After seeing steady returns in 2006, shares of Harley-Davidson declined as the motorcycle maker lowered 2007 earnings forecasts due to a three-week strike at a manufacturing facility.

•

Information technology holdings also detracted from relative returns. Shares of Citrix Systems, maker of computer networking software, dropped sharply after the company announced fiscal third quarter revenues below analysts’ estimates. Shares were also affected while a review of the company’s accounting and options was conducted.

•

Stock selection decisions in the materials sector benefited returns versus the benchmark. Shares of US Steel rose significantly from September 2006 to June 2007. With commodity prices holding strong due to burgeoning emerging markets, US Steel focused on rewarding shareholders through dividends and share buybacks. In March, it proposed a $2.06 billion acquisition of Dallas’s Lonestar Steel Technologies.

•

Positions in the consumer staples sector also helped results. Shares of cigarette distributor Carolina Group rose on developments signaling an improved litigation environment for the tobacco industry. Tobacco company shares also rallied on news that Californians voted down a proposition which would have quadrupled that state’s cigarette taxes.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class A	14.18%	9.07%	7.69%	11.75%
Allianz CCM Capital Appreciation Fund Class A (adjusted)	7.90%	7.85%	7.08%	11.37%
Allianz CCM Capital Appreciation Fund Class B	13.36%	8.26%	7.13%	11.39%
Allianz CCM Capital Appreciation Fund Class B (adjusted)	8.36%	7.97%	7.13%	11.39%
Allianz CCM Capital Appreciation Fund Class C (adjusted)	12.33%	8.26%	6.89%	10.93%
Russell 1000 Growth Index	19.06%	9.29%	4.39%	9.31%
S&P 500 Index	20.59%	10.71%	7.13%	11.23%
Lipper Multi-Cap Growth Fund Average	18.72%	11.47%	7.07%	11.55%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.12% for Class A shares, 1.87% for Class B shares and 1.87% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	28.0%
Financial Services	12.8%
Healthcare	9.6%
Energy	7.3%
Capital Goods	6.6%
Consumer Discretionary	6.2%
Materials & Processing	6.0%
Aerospace	3.5%
Other	18.1%
Cash & Equivalents — net	1.9%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,093.20	$1,089.00	$1,089.40	$1,019.44	$1,015.72	$1,015.72
Expenses Paid During Period	$5.61	$9.48	$9.48	$5.41	$9.15	$9.15

For each class of the Fund, expenses are equal to the expense ratio for the class (1.08% for Class A, 1.83% for Class B, 1.83% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	7

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection decisions and an underweight position in technology were the most significant contributors to underperformance. Shares of Citrix Systems, maker of computer networking software, dropped sharply after the company announced fiscal third quarter revenues below analysts’ estimates. Shares also weakened while a review of the company’s accounting and options was conducted. Molex shares declined as the manufacturer of electrical and electronic devices reporting disappointing earnings and concerns arose over declining gross profit margins, due to rising materials costs.

•

Stock selection in health care detracted. Quest Diagnostics shares fell on news it lost a contract with United Health Group Inc. that accounts for about seven percent of annual revenue. Forest Laboratories shares declined when the company announced plans to buy privately held Cerexa, a developer of antibiotics.

•

Stock selection in materials benefited relative returns. Allegheny Technologies shares advanced on profit growth stemming from increased demand for specialty metals from the aerospace and defense industries. The rising costs of steel and fuel made titanium an appealing alternative for use in airplanes since the material lowers operating costs by lightening the aircraft.

•

Stock selection in utilities companies helped as shares of NRG Energy rose significantly from a 52-week low in September 2006. The power producer reported first quarter income of $65 million, up from $15 million for the same quarter a year earlier, attributable to the acquisition of NRG Texas NSD and improvements in operations in the Northeast region.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Class A	14.60%	13.33%	—	2.10%
Allianz CCM Focused Growth Fund Class A (adjusted)	7.83%	12.06%	—	1.37%
Allianz CCM Focused Growth Fund Class C (adjusted)	12.31%	12.52%	—	1.37%
Russell 1000 Growth Index	19.06%	9.29%	—	–0.87%
Lipper Multi-Cap Growth Fund Average	18.72%	11.47%	—	2.61%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.11% for Class A shares and 1.86% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	31.2%
Healthcare	13.3%
Consumer Discretionary	9.4%
Financial Services	8.2%
Capital Goods	5.6%
Energy	5.5%
Aerospace	4.5%
Materials & Processing	4.4%
Other	16.7%
Cash & Equivalents — net	1.2%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,113.80	$1,109.70	$1,019.34	$1,015.62
Expenses Paid During Period	$5.77	$9.68	$5.51	$9.25

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A and 1.85% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in information technology detracted. Global Payments, a processor of electronic transactions, saw share value decline on its disappointing 2007 forecast. In February the company’s fiscal third quarter earnings report beat analyst expectations, but 2007 revenue came in a little light of projections and earnings guidance fell just short of analyst estimates.

•

In the consumer discretionary sector, stock selection decisions and an underweight position detracted from fund performance relative to the benchmark. It was not a happy holiday season for Ann Taylor. Shares of the women’s apparel company declined over two months at year-end as news of the disappointing holiday season caused selling pressure on the stock. Warmer winter weather hurt sales of winter apparel and a high level of promotions resulted in weaker margins.

•

Stock selection in financials benefited returns. Shares of the regional securities brokerage company AG Edwards rose on news of its acquisition by financial services firm Wachovia. Midwest-based Edwards adds 7,000 brokers and advisors to the Wachovia distribution network

•

Utilities company holdings boosted fund performance as shares of NRG Energy rose significantly from a 52-week low in September 2006. The power producer reported first quarter income of $65 million, up from $15 million for the same quarter a year earlier, attributable to the acquisition of NRG Texas and favorable operations in the Northeast region.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (8/26/91)
Allianz CCM Mid-Cap Fund Class A	14.52%	12.23%	9.18%	12.35%
Allianz CCM Mid-Cap Fund Class A (adjusted)	8.22%	10.97%	8.56%	11.95%
Allianz CCM Mid-Cap Fund Class B	13.67%	11.38%	8.60%	11.98%
Allianz CCM Mid-Cap Fund Class B (adjusted)	8.67%	11.12%	8.60%	11.98%
Allianz CCM Mid-Cap Fund Class C (adjusted)	12.71%	11.40%	8.36%	11.51%
Russell Midcap Growth	19.72%	15.45%	8.66%	11.09%
Lipper Mid-Cap Core Fund Average	19.92%	13.41%	10.36%	10.65%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares and 1.86% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	24.1%
Consumer Discretionary	11.3%
Energy	9.3%
Capital Goods	9.1%
Financial Services	9.0%
Healthcare	8.3%
Consumer Staples	5.9%
Aerospace	3.9%
Other	17.1%
Cash & Equivalents — net	2.0%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,142.80	$1,138.50	$1,138.90	$1,019.44	$1,015.72	$1,015.72
Expenses Paid During Period	$5.74	$9.70	$9.71	$5.41	$9.15	$9.15

For each class of the Fund, expenses are equal to the expense ratio for the class (1.08% for Class A, 1.83% for Class B, 1.83% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	9

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s outperformance relative to the Russell 1000 Growth Index was due to stock selection, which was positive in most sectors.

•

Stock selection was particularly strong among materials and energy companies, where Phelps Dodge and National Oilwell Varco were the top contributors. Copper producer Phelps Dodge was acquired by a competitor at a significant premium. National Oilwell Varco, a manufacturer of equipment used in oil and gas production, benefited from robust demand for offshore drilling rigs.

•

Stock selection in the information technology sector subtracted the most from performance versus the index. Within information technology, the top detractor was Network Appliance, a provider of data storage systems. The company experienced a shortfall in order bookings that it attributed to economic concerns that dampened U.S. information technology (IT) spending in March.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Growth Fund Class A	20.79%	—	—	11.84%
Allianz NACM Growth Fund Class A (adjusted)	14.15%	—	—	10.57%
Allianz NACM Growth Fund Class B	19.96%	—	—	11.00%
Allianz NACM Growth Fund Class B (adjusted)	14.96%	—	—	10.73%
Allianz NACM Growth Fund Class C (adjusted)	18.88%	—	—	10.98%
Russell 1000 Growth Index	19.06%	—	—	10.72%
Lipper Multi-Cap Growth Fund Average	18.72%	—	—	13.79%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.17% for Class A shares, 1.93% for Class B shares and 1.93% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	31.4%
Healthcare	16.1%
Consumer Discretionary	14.6%
Industrial	9.9%
Materials & Processing	6.2%
Energy	5.7%
Financial Services	3.6%
Telecommunications	2.9%
Other	8.3%
Cash & Equivalents — net	1.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,087.30	$1,083.90	$1,084.00	$1,019.04	$1,015.32	$1,015.32
Expenses Paid During Period	$6.00	$9.87	$9.87	$5.81	$9.54	$9.54

For each class of the Fund, expenses are equal to the expense ratio for the class (1.16% for Class A, 1.91% for Class B, 1.91% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz NACM Income & Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Income & Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•

The Fund’s performance was largely due to company selection, which added the most value in the materials and energy sectors. National Oilwell Varco and Schlumberger, providers of oilfield equipment and services, were notable performers in the energy sector. National Oilwell Varco reported better-than-expected quarterly operating results and significant growth in its order backlog. Schlumberger exceeded analysts’ revenue projections and maintained good control over costs.

•

Relative performance was negatively impacted by company selection in utilities, a sector that came under pressure due to a spike in interest rates. Exelon, an electric utility focused on serving the Illinois and Pennsylvania markets, was a major detractor due to increased legislative risk in Illinois.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception* (2/28/07)
Allianz NACM Income & Growth Fund Class A	—	—	—	5.19%
Allianz NACM Income & Growth Fund Class A (adjusted)	—	—	—	–0.59%
Allianz NACM Income & Growth Fund Class C (adjusted)	—	—	—	3.94%
S&P 500 Index	—	—	—	7.47%
Lehman Aggregate Bond Index	—	—	—	–0.52%
Lipper Flexible Portfolio Fund Average	—	—	—	5.27%

*Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.33% for Class A shares and 2.06% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 02/28/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	12.7%
Telecommunications	11.6%
Technology	6.7%
Healthcare & Hospitals	6.0%
Oil & Gas	5.8%
Retail	5.7%
Utilities	5.1%
Automotive	4.5%
Other	37.1%
Cash & Equivalents — net	4.8%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,051.90	$1,049.40	$995.66	$993.17
Expenses Paid During Period	$4.46	$7.00	$4.33	$6.81

For each class of the Fund, expenses are equal to the expense ratio for the class (1.31% for Class A, 2.06% for Class C), multiplied by the average account value over the period, multiplied by 121/365 (to reflect the period since the Fund commenced operation on 2/28/07).

Annual Report	June 30, 2007	11

Allianz NFJ All-Cap Value (Formerly Allianz NACM Flex-Cap Value Fund)

(Unaudited)

Portfolio Insights

•

Allianz NFJ All-Cap Value Fund seeks long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are under-valued in the market place based on a number of valuation factors, which may include price-to-book ratios and price-to-cash flow ratios.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection decisions in the industrials sector were among the leading contributors to underperformance for the period. SkyWest, the nation’s largest regional airline, reported lower than expected earnings in the period. Like most airlines, SkyWest struggled over the year as a result of increases in jet-fuel prices and passenger resistance to higher ticket prices.

•

Stock selection in financials also detracted. Shares of subprime mortgage lender Countrywide Financial Group declined as the magnitude of the company’s exposure to troubled subprime mortgages became known. Although subprime loans account for less than ten percent of Countrywide’s total business, the company reported in the first quarter that 19 percent of those loan payments were more than 30 days late.

•

Stock selection in health care also dampened returns. Shares of Omnicare weakened first when the company paid a $49.5 million settlement with 42 states and the federal government over allegations about dosage switches for drugs. The stock fell a second time when Congress passed the Medicare Part D drug plan. The plan moves 3.3 million of the firm’s nursing home clients into the private health insurance category instead of state Medicaid programs.

•

Stock selection in the materials sector benefited relative returns. Shares of Martin Marrietta advanced as the construction industry stalwart announced record results for each of the first three quarters in the period.

•

In the information technology sector, shares of computer reseller CDW rose and contributed to the Fund performance following a restructuring last year. The company has since beat analysts’ sales expectations, with strong growth in sales and by becoming more efficient. CDW’s sales also rose upon completion of its acquisition of Berbee Information Networks Corp.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (7/19/02)
Allianz NFJ All-Cap Value Fund Class A	18.76%	—	—	19.13%
Allianz NFJ All-Cap Value Fund Class A (adjusted)	12.23%	—	—	17.78%
Allianz NFJ All-Cap Value Fund Class B	17.89%	—	—	18.23%
Allianz NFJ All-Cap Value Fund Class B (adjusted)	12.89%	—	—	18.02%
Allianz NFJ All-Cap Value Fund Class C (adjusted)	16.86%	—	—	18.23%
Russell 3000 Value Index	21.31%	—	—	16.04%
Lipper Multi-Cap Value Fund Average	20.53%	—	—	14.72%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.33% for Class A shares, 2.08% for Class B shares and 2.08% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	26.4%
Energy	14.7%
Industrial	14.4%
Consumer Discretionary	9.7%
Healthcare	9.3%
Materials & Processing	7.4%
Information Technology	5.0%
Utilities	4.9%
Other	5.5%
Cash & Equivalents — net	2.7%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,060.30	$1,056.50	$1,055.90	$1,018.20	$1,014.48	$1,014.48
Expenses Paid During Period	$6.79	$10.61	$10.60	$6.66	$10.39	$10.39

For each class of the Fund, expenses are equal to the expense ratio for the class (1.33% for Class A, 2.08% for Class B, 2.08% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12	Allianz Funds

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in the consumer discretionary sector was the most significant contributor to positive relative performance and resulted from selections among diverse company types, including the makers of appliances, toys, tools, apparel and more. Shares of appliance maker Whirlpool rose significantly in May on company reports that last year’s Maytag acquisition and strong international demand boosted first quarter revenues.

•

Among consumer staples stocks, grocer SuperValu paced returns for the fund. Investors reacted favorably to the company’s acquisition of Albertson’s, Osco and Sav-on stores and the company’s elevation to the rank of the country’s third largest food retailer as a result. Shares have climbed on reports of higher-than-expected earnings and revenue, and favorable reviews of efforts to remodel stores.

•

An overweight position and stock selection decisions in the energy sector helped performance. PetroChina recovered from a first quarter 2007 tumble to reach a 52-week high by the end of second quarter. Shares of China’s biggest oil company surged on announcement of the biggest petroleum discovery in China in 30 years. The advance continued on news that the company purchased the rights to explore for oil in Canada.

•

Stock selection in information technology detracted from performance. Shares of Seagate Technology fell on speculation that a competing technology would become a threat in the market. The rigid disc drive industry is under pricing pressure due to softening demand. Another detractor to performance was drug manufacturer GlaxoSmithKline. Shares fell in May on news that a New England Journal of Medicine study found that its diabetes drug, Avandia, leads to an increased incidence of heart attacks.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class A	23.78%	15.09%	—	13.92%
Allianz NFJ Dividend Value Fund Class A (adjusted)	16.97%	13.79%	—	13.03%
Allianz NFJ Dividend Value Fund Class B	22.80%	14.21%	—	13.10%
Allianz NFJ Dividend Value Fund Class B (adjusted)	17.80%	13.97%	—	13.10%
Allianz NFJ Dividend Value Fund Class C (adjusted)	21.81%	14.22%	—	13.07%
Russell 1000 Value Index	21.85%	13.31%	—	8.63%
Lipper Equity Income Fund Average	20.56%	11.47%	—	7.69%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.10% for Class A shares, 1.85% for Class B shares and 1.85% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	23.2%
Energy	19.2%
Consumer Staples	12.5%
Healthcare	9.5%
Consumer Discretionary	8.9%
Telecommunications	6.0%
Information Technology	4.8%
Industrial	3.9%
Other	7.2%
Cash & Equivalents — net	4.8%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,085.80	$1,081.80	$1,081.60	$1,019.69	$1,015.97	$1,015.97
Expenses Paid During Period	$5.33	$9.19	$9.19	$5.16	$8.90	$8.90

For each class of the Fund, expenses are equal to the expense ratio for the class (1.03% for Class A, 1.78% for Class B, 1.78% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	13

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in the materials sector boosted returns. Shares of Phelps Dodge Corp. benefited when the copper producer agreed to be acquired by Freeport-McMoran Copper & Gold in the world’s biggest mining takeover. With the acquisition, Freeport-McMoran, also a major contributor to the fund’s performance, became the world’s largest publicly traded copper company.

•

Stock selection and an underweight position in the financials sector contributed to returns. The fund benefited from Simon Property Group, the largest public US real estate company. The Indiana-based company owns over 380 malls, premium outlet centers and other commercial properties in North America, Europe and Asia. Shares of SLM Corp., the student-lending company known as Sallie Mae, soared during the period on news the company had agreed to be purchased by a group of investors for $25 billion. Conversely, Freedie Mac, Washington Mutual and Countrywide detracted from performance, as all three faced pressure during the period as sub-prime mortgages and a slowdown in the housing market was high on investors minds.

•

Stock selection in the industrials sector added to returns. Deere & Co, known for its tractors and farm equipment, enjoyed a rise in share value. The company repeatedly reported better than-expected earnings as a boom in ethanol production started to translate into better performance for farm machinery makers.

•

Detracting from returns was stock selection in consumer discretionary companies. After seeing steady returns in 2006, shares of Harley-Davidson fell significantly by June’s end. The motorcycle maker lowered its 2007 earnings forecast due to a three-week strike at a manufacturing facility. The strike was settled in February. Media company Gannett, publisher of 85 daily newspapers, experienced declining ad sales along with the rest of the newspaper industry. Weakened real estate markets have resulted in decreased ad linage for housing, employment and retail.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class A	21.09%	13.41%	—	12.81%
Allianz NFJ Large-Cap Value Fund Class A (adjusted)	14.43%	12.14%	—	11.92%
Allianz NFJ Large-Cap Value Fund Class B	20.16%	12.57%	—	11.99%
Allianz NFJ Large-Cap Value Fund Class B (adjusted)	15.16%	12.32%	—	11.99%
Allianz NFJ Large-Cap Value Fund Class C (adjusted)	19.17%	12.57%	—	11.99%
Russell Top 200 Value Index	21.82%	11.63%	—	5.95%
Lipper Large-Cap Value Fund Average	20.81%	11.33%	—	7.21%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.12% for Class A shares, 1.87% for Class B shares and 1.87% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	28.0%
Energy	13.7%
Consumer Discretionary	12.7%
Industrial	7.8%
Healthcare	7.7%
Materials & Processing	7.7%
Consumer Staples	6.8%
Telecommunications	4.9%
Other	4.9%
Cash & Equivalents — net	5.8%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,086.50	$1,082.50	$1,082.60	$1,019.29	$1,015.57	$1,015.57
Expenses Paid During Period	$5.74	$9.60	$9.60	$5.56	$9.30	$9.30

For each class of the Fund, expenses are equal to the expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14	Allianz Funds

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks and other equity securities of companies in the bottom 800 of the 1,000 largest North American companies traded on U.S. securities markets.

•

US stocks rose sharply in the year ended June 30, 2007 with midcap value stocks pacing the rally. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly.

•

Stock selection decisions in the materials sector contributed most significantly to the fund’s performance relative to the Russell Midcap Value Index. Shares of Alcan rose steadily for the year on improving company fundamentals and then rallied sharply on news of a surprise $27 billion takeover offer by rival Alcoa. International Flavor and Fragrances, maker of fragrances for products such as perfumes and cosmetics, delivered strong returns by maintaining solid market share amid an environment of mergers and acquisitions of competitors.

•

Stock selections and an underweighting of financials companies contributed positively to relative returns. The portfolio’s position in reinsurer Renaissance Re benefited relative returns. The Bermuda-based company’s shares advanced on earnings growth due to solid underwriting profits and strong investment returns.

•

Healthcare exposure detracted from relative returns. Shares of generic drug maker Mylan Labs fell on investor concerns over the company’s bid to purchase the generic-drug business of Germany’s Merck KGaA. Analysts questioned whether Mylan was paying too much and absorbed excessive debt on the deal. A position in Omnicare also detracted. The provider of geriatric pharmaceutical services paid a $49.5 million settlement in the period with 42 states and the federal government over allegations about dosage switches for generic Zantac and two other drugs.

•

The portfolio’s overweight position in energy benefited relative returns but was more than offset by stock selection decisions in the sector. Declining oil and gas production and disappointing earnings led to falling share prices for the Colorado-based exploration company Cimarex Energy. The portfolio’s position in Anadarko Petroleum also declined in the period as investors reacted negatively to the company’s announced sale of onshore Louisiana natural gas fields in an effort to reduce debt.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception* (08/21/06)
Allianz NFJ Mid-Cap Value Fund Class A	—	—	—	19.08%
Allianz NFJ Mid-Cap Value Fund Class A (adjusted)	—	—	—	14.79%
Allianz NFJ Mid-Cap Value Fund Class C (adjusted)	—	—	—	17.29%
Russell Midcap Value Index	—	—	—	19.43%
Lipper Mid-Cap Value Fund Average	—	—	—	21.59%

*Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.26% for Class A shares and 2.01% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	23.9%
Industrial	17.1%
Energy	12.1%
Consumer Discretionary	11.9%
Consumer Staples	7.2%
Utilities	7.2%
Materials & Processing	4.9%
Information Technology	4.8%
Other	4.8%
Cash & Equivalents — net	6.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,097.30	$1,093.30	$1,018.60	$1,014.88
Expenses Paid During Period	$6.50	$10.38	$6.26	$9.99

For each class of the Fund, expenses are equal to the expense ratio for the class (1.25% for Class A and 2.00% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	15

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection decisions and an underweight position in the financials sector contributed most significantly to outperformance of the Russell 2000 Value Index. Shares of Landamerica Financial Group gained over the year as a result of a stock buyback, higher-than-expected fourth quarter earnings, and an announcement that the title and real estate insurance company was a takeover target. New Plan Excel Realty Trust stock advanced as the company, one of the owners of neighborhood shopping centers, was acquired by Australia’s Centro Properties.

•

Stock selection in the energy sector contributed to relative performance. Shares of Frontline Ltd recovered from their January low to appreciate significantly by the end of June. The world’s biggest oil tanker company benefited from increased shipping demand due to greater OPEC production. Holly Corp stock rose in the period on improving refinery profits and strong margins. The company refines, transports, stores and markets gasoline, diesel and jet fuels for the Southwestern U.S., Northern Mexico and Montana.

•

Consumer staples stocks were also strong performers. Universal Corp, one of the world’s leading tobacco merchants and processors, announced plans to focus on its core tobacco business and sell its non-tobacco agri-businesses. Sale of assets has reduced debt and strengthened the balance sheet. Income from continuing operations, earnings and revenues have all showed marked improvement.

•

Stock selection among industrials detracted. A volatile year ended down for shares of Arkansas Best, a motor carrier transportation company. After hitting a 52-week high in October 2006, shares dropped due to a weak freight market for less-than-truckload (LTL) carriers. Sluggish LTL demand was a result of higher fuel prices and a slow holiday sales season. Another industrial holding, Universal Forest Products, was also a drag on performance as the company reported first quarter earning per share figures that fell well short of Wall Street estimates.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class A	21.25%	16.66%	13.04%	14.53%
Allianz NFJ Small-Cap Value Fund Class A (adjusted)	14.59%	15.34%	12.40%	14.12%
Allianz NFJ Small-Cap Value Fund Class B	20.37%	15.79%	12.44%	14.15%
Allianz NFJ Small-Cap Value Fund Class B (adjusted)	15.37%	15.57%	12.44%	14.15%
Allianz NFJ Small-Cap Value Fund Class C (adjusted)	19.32%	15.78%	12.19%	13.68%
Russell 2000 Value Index	16.06%	14.62%	12.14%	14.94%
Lipper Small-Cap Value Fund Average	17.35%	14.30%	11.46%	13.53%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.25% for Class A shares, 2.00% for Class B shares and 2.00% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Industrial	23.2%
Financial Services	18.2%
Energy	12.0%
Materials & Processing	11.8%
Utilities	8.2%
Consumer Staples	7.8%
Consumer Discretionary	5.9%
Information Technology	2.9%
Other	3.3%
Cash & Equivalents — net	6.7%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,113.70	$1,109.60	$1,109.10	$1,018.79	$1,015.08	$1,015.08
Expenses Paid During Period	$6.34	$10.25	$10.25	$6.06	$9.79	$9.79

For each class of the Fund, expenses are equal to the expense ratio for the class (1.21% for Class A, 1.96% for Class B, 1.96% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Allianz Funds

Allianz OCC Core Equity Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Core Equity Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. issuers, with market capitalizations of greater than $5 billion at the time of investment that the portfolio manager believes are undervalued in the marketplace.

•

Stocks rose in the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Telecommunications, materials and energy stocks were the star performers of the large-cap market, with all sectors in the index posting double-digit total returns. Mid cap stocks outperformed both large cap and small cap stocks. Value stocks outperformed growth stocks in the large cap space.

•

Stock selection in technology contributed to relative performance. Among individual stocks, EMC rose on increased earnings. Apple Computer advanced sharply as the company introduced new products and gained market share.

•

Industrials stock selection and a sector underweight also contributed. Shares of Parker Hannifin rose on the strength of consistent sales demand. An increase in international orders offset sluggish demand in its North American home market.

•

Stock selection in both consumer discretionary and financials hurt relative performance following market concerns over the troubled housing and mortgage-related industries after interest rates rose. For example, shares of Countrywide Financial detracted from performance on reports that delinquency rates on Countrywide’s sub-prime mortgages had nearly doubled in two years even though sub-prime loans account for less than 10% of Countrywide’s total business. Shares of Centex Corporation also slid lower as the housing industry struggled with slow sales, rising inventories and rising loan defaults. Also in consumer discretionary, Best Buy declined during this period after announcing third quarter earnings below consensus Street estimates, primarily due to gross margin compression.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (03/31/05)
Allianz OCC Core Equity Fund Class A	19.14%	—	—	12.78%
Allianz OCC Core Equity Fund Class A (adjusted)	12.59%	—	—	9.98%
Allianz OCC Core Equity Fund Class C (adjusted)	17.22%	—	—	11.95%
S&P 500 Index	20.59%	—	—	13.44%
Lipper Multi-Cap Core Fund Average	19.24%	—	—	13.78%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.18% for Class A shares and 1.88% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	26.3%
Financial Services	15.4%
Healthcare	15.3%
Energy	11.7%
Consumer Discretionary	4.9%
Consumer Staples	4.8%
Telecommunications	4.5%
Capital Goods	3.3%
Other	10.0%
Cash & Equivalents — net	3.8%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,067.40	$1,063.80	$1,019.29	$1,015.57
Expenses Paid During Period	$5.69	$9.52	$5.56	$9.30

For each class of the Fund, expenses are equal to the expense ratio for the class (1.11% for Class A, and 1.86% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	17

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. In addition, the covered call portion intends to enhance the income potential of the Fund while simultaneously reducing the volatility of the performance stream.

•

Stocks rose in the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Telecommunications, materials and energy stocks were the star performers of the large-cap market, with these sectors in the S&P 500 Index posting double-digit total returns. Mid cap stocks outperformed both large cap and small cap stocks. Value stocks outperformed growth stocks in the large cap space.

•

The Fund’s relative performance was helped by strong stock selection in the technology sector. Among individual stocks, EMC rose on increased earnings. Apple Computer advanced sharply as the company introduced new products and gained market share.

•	The Fund saw strong stock selection in materials, including Phelps Dodge, a metals mining company which was acquired by Freeport-McMoRan.

•

Relative performance was hindered over the year by stock selection in the consumer discretionary sector, including Centex Corporation and Best Buy. Shares of Centex slid lower as the housing industry struggled with slow sales, rising inventories and rising loan defaults. Best Buy declined after announcing third quarter earnings below consensus Street estimates, primarily due to gross margin compression.

•

Financials stock selection also detracted from Fund performance. Capital One Financial announced several earnings disappointments below Wall Street estimates over the past year, as well as lowering earnings guidance for 2007.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Class A	21.84%	9.32%	10.52%	12.69%
Allianz OCC Equity Premium Strategy Fund Class A (adjusted)	15.14%	8.09%	9.89%	12.18%
Allianz OCC Equity Premium Strategy Fund Class B	20.95%	8.54%	9.93%	12.22%
Allianz OCC Equity Premium Strategy Fund Class B (adjusted)	15.95%	8.25%	9.93%	12.22%
Allianz OCC Equity Premium Strategy Fund Class C (adjusted)	19.98%	8.52%	9.70%	11.86%
S&P 500 Index	20.59%	10.71%	7.13%	11.87%
Lipper Large-Cap Core Fund Average	19.59%	9.33%	6.09%	10.27%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	22.6%
Financial Services	16.0%
Healthcare	10.8%
Energy	10.6%
Consumer Staples	6.0%
Materials & Processing	5.1%
Capital Goods	4.5%
Transportation	3.6%
Other	16.5%
Cash & Equivalents — net	4.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,076.60	$1,073.10	$1,073.10	$1,018.50	$1,014.78	$1,014.78
Expenses Paid During Period	$6.54	$10.38	$10.38	$6.36	$10.09	$10.09

For each class of the Fund, expenses are equal to the expense ratio for the class (1.27% for Class A, 2.02% for Class B, 2.02% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	Allianz Funds

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income an incidental consideration by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

Stocks in general delivered strong returns for the reporting period, with the S&P 500 Index up 20.59%. Large cap growth stocks trailed large-cap value, as represented by the Russell 1000 Growth and Russell 1000 Value indexes, respectively. While large-cap growth stocks appreciated 19.0%, large-cap value stocks gained 21.9%.

•

The Fund’s strong relative performance was due primarily to strong stock selection in health care. Stryker was the largest contributor, achieving strong sales and earnings growth despite increased competition. Amgen and Gilead Sciences were also meaningful contributors.

•

The Fund’s industrial holdings also lifted relative returns, benefiting from higher-than-expected earnings and strong global economies. Precision Castparts was the Fund’s largest contributor in the sector, rising sharply on higher quarterly earnings and revenues. The Fund’s technology stocks, led by strength in Apple Computer, also contributed meaningfully to performance.

•

Consumer discretionary holdings were pressured by a more cautious consumer, due in part to falling home prices and rising oil prices. The Fund’s energy holdings in Arch Coal and Peabody Energy also detracted from returns for the trailing 1-year period.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Growth Fund Class A	24.70%	9.29%	5.67%	12.16%
Allianz OCC Growth Fund Class A (adjusted)	17.84%	8.06%	5.07%	11.88%
Allianz OCC Growth Fund Class B	23.78%	8.46%	5.09%	11.91%
Allianz OCC Growth Fund Class B (adjusted)	18.78%	8.17%	5.09%	11.91%
Allianz OCC Growth Fund Class C (adjusted)	22.78%	8.46%	4.86%	11.32%
Russell 1000 Growth Index	19.06%	9.29%	4.39%	11.61%
Lipper Large-Cap Growth Fund Average	16.37%	7.71%	4.88%	10.69%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.17% for Class A shares, 1.92% for Class B shares and 1.92% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	28.0%
Healthcare	23.4%
Financial Services	8.8%
Energy	8.0%
Consumer Staples	7.1%
Consumer Services	3.7%
Consumer Discretionary	3.5%
Capital Goods	3.4%
Other	10.8%
Cash & Equivalents — net	3.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,108.40	$1,104.40	$1,104.40	$1,019.09	$1,015.37	$1,015.37
Expenses Paid During Period	$6.01	$9.91	$9.91	$5.76	$9.49	$9.49

For each class of the Fund, expenses are equal to the expense ratio for the class (1.15% for Class A, 1.90% for Class B, 1.90% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	19

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•	Allianz OCC Opportunity Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

•

Stocks in general delivered strong returns for the reporting period, with the S&P 500 Index up 20.59%. Small-cap growth modestly outperformed small-cap value, as represented by the Russell 2000 Growth and Russell 2000 Value indexes, respectively. While small-cap growth stocks appreciated 16.8%, small-cap value stocks gained 16.1%.

•

The Fund’s relative performance was due primarily to strong stock selection in health care. Pozen and Connetics were the largest contributors, while Ventana Medical Systems also contributed meaningfully, receiving a takeout offer from pharmaceutical giant Roche at a significant premium.

•

The Fund’s holdings in telecom and technology also contributed strongly to performance. In telecom, Cogent Communications Group was the top performer, while in technology Kanbay International led the sector’s relative gains.

•

Relative performance was hindered by insufficient exposure to materials, which have outperformed during the trailing 1-year period. The Fund’s financial holdings in Optionable and International Securities Exchange also modestly curtailed returns.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Opportunity Fund Class A	24.85%	16.20%	8.28%	14.21%
Allianz OCC Opportunity Fund Class A (adjusted)	17.98%	14.89%	7.66%	13.94%
Allianz OCC Opportunity Fund Class B	23.91%	15.33%	7.73%	13.96%
Allianz OCC Opportunity Fund Class B (adjusted)	18.91%	15.10%	7.73%	13.96%
Allianz OCC Opportunity Fund Class C (adjusted)	22.97%	15.33%	7.48%	13.38%
Russell 2000 Growth Index	16.81%	13.07%	5.28%	8.23%
Lipper Small-Cap Growth Fund Average	16.85%	12.10%	8.88%	10.88%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class B shares and 2.07% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	26.0%
Healthcare	22.0%
Consumer Services	14.3%
Energy	8.5%
Financial Services	4.5%
Consumer Discretionary	4.4%
Capital Goods	4.4%
Transportation	3.3%
Other	12.0%
Cash & Equivalents — net	0.6%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,126.80	$1,122.80	$1,123.30	$1,018.30	$1,014.58	$1,014.58
Expenses Paid During Period	$6.91	$10.84	$10.85	$6.56	$10.29	$10.29

For each class of the Fund, expenses are equal to the expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Allianz Funds

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•

Stocks in general delivered strong returns for the reporting period, with the S&P 500 Index up 20.59%. Mid-cap growth trailed mid-cap value, as represented by the Russell Mid-Cap Growth and Russell Mid-Cap Value indexes, respectively. While mid-cap growth stocks appreciated 19.7%, mid-cap value stocks gained 22.1%.

•

The Fund’s strong relative performance was due primarily to strong stock selection in health care. New River Pharmaceuticals was the largest contributor, benefiting from a positive determination by the Food and Drug Administration on the company’s first product candidate, a drug for treating attention deficit/hyperactivity disorder in children aged 6 to 12. Myogen also contributed meaningfully to returns.

•

The Fund’s consumer discretionary holdings and industrials also helped lift relative returns for the trailing 1-year period. Shoemaker Crocs lifted the Fund’s consumer holdings, while Precision Castparts lifted industrials.

•

Relative performance was hindered by weakness in the Fund’s technology and energy holdings, such as Citrix Systems and National-Oilwell. Insufficient exposure to materials, which outperformed during the trailing 1-year period, also curtailed returns.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/17/92)
Allianz OCC Target Fund Class A	26.74%	13.40%	10.12%	12.72%
Allianz OCC Target Fund Class A (adjusted)	19.77%	12.13%	9.50%	12.28%
Allianz OCC Target Fund Class B	25.82%	12.57%	9.60%	12.31%
Allianz OCC Target Fund Class B (adjusted)	20.82%	12.32%	9.60%	12.31%
Allianz OCC Target Fund Class C (adjusted)	24.82%	12.57%	9.36%	11.91%
Russell Midcap Growth Index	19.72%	15.45%	8.66%	10.66%
Lipper Mid-Cap Growth Fund Average	18.83%	12.39%	8.18%	10.05%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.22% for Class A shares, 1.97% for Class B shares and 1.97% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	24.0%
Healthcare	17.7%
Consumer Services	10.2%
Consumer Discretionary	8.8%
Energy	8.0%
Financial Services	6.1%
Telecommunications	5.0%
Materials & Processing	4.9%
Other	14.2%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,133.40	$1,129.00	$1,129.60	$1,018.84	$1,015.12	$1,015.12
Expenses Paid During Period	$6.35	$10.29	$10.30	$6.01	$9.74	$9.74

For each class of the Fund, expenses are equal to the expense ratio for the class (1.20% for Class A, 1.95% for Class B, 1.95% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	21

Allianz OCC Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

•

Stocks rose during the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Energy and industrial stocks were the star performers of the large-cap value market, while utility stocks were at the bottom of the performance list. Mid cap stocks outperformed both large cap and small cap stocks. Value stocks outperformed growth stocks in large cap.

•

The Fund benefited from its stock selection in the energy sector. Among individual stocks, Chevron, ConocoPhillips and BP were top contributors, rising in response to higher energy prices, a better-than-expected supply/demand relationship and higher expectations for quarterly earnings. Global SantaFe also appreciated as the limited availability of offshore drilling rigs bolstered rental rates.

•

Stock selection in the financials sector also contributed, particularly Bank of America and Citigroup. Bank of America’s share price had lagged the market prior to purchase, creating a buying opportunity.

•

Relative performance was hurt by the Fund’s health care exposure driven by product setbacks and particular FDA rulings. For example, Sanofi-Aventis declined after the FDA rejected Zimulti’s application (Acomplia outside the US) when studies showed that this weight-loss pill may increase suicide risk. Other detractors include Amgen and Sepracor.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz OCC Value Fund Class A	23.19%	12.70%	11.92%	13.73%
Allianz OCC Value Fund Class A (adjusted)	16.41%	11.43%	11.29%	13.32%
Allianz OCC Value Fund Class B	22.27%	11.85%	11.34%	13.36%
Allianz OCC Value Fund Class B (adjusted)	17.27%	11.60%	11.34%	13.36%
Allianz OCC Value Fund Class C (adjusted)	21.28%	11.87%	11.09%	12.89%
Russell 1000 Value Index	21.85%	13.31%	9.87%	13.05%
Lipper Large-Cap Value Fund Average	20.81%	11.33%	7.69%	11.21%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares and 1.86% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	30.0%
Energy	18.3%
Healthcare	13.7%
Capital Goods	6.7%
Consumer Discretionary	5.9%
Telecommunications	4.5%
Consumer Staples	4.0%
Utilities	3.5%
Other	12.4%
Cash & Equivalents — net	1.0%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,045.70	$1,041.60	$1,042.10	$1,019.39	$1,015.67	$1,015.67
Expenses Paid During Period	$5.53	$9.31	$9.32	$5.46	$9.20	$9.20

For each class of the Fund, expenses are equal to the expense ratio for the class (1.09% for Class A, 1.84% for Class B, 1.84% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of U.S. companies with market capitalizations of at least $3 billion.

•

U.S. equity markets completed a fourth year of positive returns in 2006, and gains over the first half of 2007 are better in most market segments than they were for all of calendar 2005. Corporate profit growth has exceeded overall market returns. As a result, we believe that valuations – notably for large cap growth stocks – remained reasonable at the end of the period.

•

Apple Inc., the top contributor to returns over the period, continues to set itself apart with innovative designs throughout its entire product offering. Apple has expanded into the handset market with the iPhone, building significant excitement into its June 29 launch. We are using GrassrootsSM to monitor the iPhone launch and the competitor response.

•

Yahoo! Inc. was a top detractor from returns. In June 2007, Yahoo announced that Terry Semel would be stepping down as CEO and taking on a non-executive Chairman role. Jerry Yang, one of the company’s original founders, has returned as CEO. We exited the stock in favor of better risk adjusted opportunities. Also within the information technology sector, our position in Marvell Technology detracted from the fund’s performance.

•

The Fund’s Growth-style appeared to begin changing from a headwind to performance, into a tailwind during the period. As a group, stocks with higher growth rates, which the Fund typically emphasizes, have lagged the performance of the overall market and value stocks, and particularly so in 2006. Marking an important shift, growth stocks as measured by the Russell 3000 Growth Index outperformed value stocks, as measured by the Russell 3000 Value Index during the second half of the reporting period.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class A	16.06%	7.89%	7.03%	8.43%
Allianz RCM Large-Cap Growth Fund Class A (adjusted)	9.67%	6.67%	6.43%	7.85%
Allianz RCM Large-Cap Growth Fund Class B	15.30%	7.09%	6.40%	7.81%
Allianz RCM Large-Cap Growth Fund Class B (adjusted)	10.30%	6.78%	6.40%	7.81%
Allianz RCM Large-Cap Growth Fund Class C (adjusted)	14.19%	7.10%	6.24%	7.63%
S&P 500 Index	20.59%	10.71%	7.13%	8.70%
Lipper Large-Cap Growth Fund Average	16.37%	7.71%	4.88%	6.07%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.12% for Class A shares, 1.87% for Class B shares and 1.87% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	21.1%
Healthcare	15.7%
Financial Services	12.2%
Energy	8.2%
Consumer Discretionary	6.6%
Telecommunications	6.4%
Consumer Staples	6.4%
Capital Goods	3.6%
Other	17.8%
Cash & Equivalents — net	2.0%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,068.20	$1,064.40	$1,064.30	$1,019.34	$1,015.62	$1,015.62
Expenses Paid During Period	$5.64	$9.47	$9.47	$5.51	$9.25	$9.25

For each class of the Fund, expenses are equal to the expense ratio for the class (1.10% for Class A, 1.85% for Class B, 1.85% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	23

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•

U.S. mid cap stocks rallied during the fiscal year thanks to a robust economy, low interest rates, and rising corporate profits. Mid cap value style stocks significantly outperformed mid cap growth in 2006 and to a lesser extent during the first quarter of 2007, however this trend has since reversed.

•

The Fund outperformed its benchmark during the fiscal year due to strong stock selection across many industry groups. Notably, the Fund’s capital goods, consumer durables & apparel, and energy stocks helped boost relative returns.

•

Two of the Fund’s holdings in the capital goods industry—Precision Castparts and Foster Wheeler—both gained significantly during the period. Specifically, Foster Wheeler builds oil and gas processing facilities and natural gas receiving terminals. The company benefited from strong oil and gas markets, an improving power market, and management’s focus on pricing contracts and controlling costs. Foster Wheeler recently announced several construction contracts in China, Europe, and Saudi Arabia.

•	In energy, drilling equipment manufacturer National Oilwell Vargo’s shares appreciated during the period as energy companies continued spending to find new oil and gas reserves.

•	In contrast, IT services Fund holdings Global Payments and CheckFree and Melco PBL, the casino and resort operator, were top detractors during the fiscal year.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (11/6/79)
Allianz RCM Mid-Cap Fund Class A	21.69%	12.06%	7.60%	14.96%
Allianz RCM Mid-Cap Fund Class A (adjusted)	14.99%	10.80%	6.99%	14.73%
Allianz RCM Mid-Cap Fund Class B	21.08%	11.37%	7.13%	14.73%
Allianz RCM Mid-Cap Fund Class B (adjusted)	16.17%	11.11%	7.13%	14.73%
Allianz RCM Mid-Cap Fund Class C (adjusted)	20.17%	11.31%	6.94%	14.20%
Russell Midcap Index	20.83%	16.39%	11.86%	—
Lipper Mid-Cap Growth Fund Average	18.83%	12.39%	8.18%	12.59%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.15% for Class A shares, 1.90% for Class B shares and 1.90% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	22.6%
Healthcare	13.7%
Consumer Discretionary	12.6%
Energy	9.6%
Consumer Services	7.4%
Financial Services	7.3%
Consumer Staples	5.6%
Materials & Processing	4.9%
Other	15.1%
Cash & Equivalents — net	1.2%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,134.40	$1,130.10	$1,130.60	$1,019.19	$1,015.47	$1,015.47
Expenses Paid During Period	$5.98	$9.93	$9.93	$5.66	$9.39	$9.39

For each class of the Fund, expenses are equal to the expense ratio for the class (1.13% for Class A, 1.88% for Class B, 1.88% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	Allianz Funds

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Strategic Growth Fund seeks capital appreciation by normally investing primarily in equity and equity related securities of companies with market capitalizations of at least $500 million. The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

•

U.S. equity markets completed a fourth year of positive returns in 2006, and gains over the first half of 2007 are better in most market segments than they were for all of calendar 2005. Corporate profit growth has exceeded overall market returns. As a result, valuations remain reasonable at the end of the period.

•

Apple Inc., a top contributor to returns, continues to set itself apart with innovative designs throughout its entire product offering. Apple has expanded into the handset market with the iPhone, building significant excitement into its June 29 launch. We are using GrassrootsSM to monitor the iPhone launch and the competitor response.

•

Stocks in the consumer discretionary sector added significantly to the Fund’s returns over the year. Japan based Nintendo Co. Ltd., representing the consumer services and leisure industry, was the top contributor to the Fund’s returns. Well known for its Pokemon animated characters, Nintendo’s recent success has been driven by strong sales of its “Wii” video game consoles. For the first half of 2007, Nintendo represents almost 70% of the industry’s growth in Canada and the U.S.

•	Conversely, Yahoo! Inc. was a top detractor from returns. We exited all exposure to the stock in May.

•

As a group, stocks with faster EPS growth rates than the overall market, which the Fund typically emphasizes, have generally underperformed value style stocks. Over the reporting period, the broad growth market as measured by the Russell 3000 Growth Index outperformed the broad value market as measured by the Russell 3000 Value Index.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Class A	19.23%	—	—	6.25%
Allianz RCM Strategic Growth Fund Class A (adjusted)	12.68%	—	—	1.55%
Allianz RCM Strategic Growth Fund Class C (adjusted)	17.39%	—	—	5.46%
Russell 1000 Growth Index	19.06%	—	—	11.39%
Lipper Multi-Cap Growth Fund Average	18.72%	—	—	10.06%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.64% for Class A shares and 2.39% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	29.5%
Consumer Discretionary	10.4%
Healthcare	9.3%
Financial Services	8.1%
Energy	7.8%
Telecommunications	4.3%
Consumer Staples	3.8%
Oil & Gas	3.3%
Other	14.6%
Cash & Equivalents — net	8.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,091.80	$1,087.50	$1,016.41	$1,012.84
Expenses Paid During Period	$8.77	$12.47	$8.45	$12.03

For each class of the Fund, expenses are equal to the expense ratio for the class (1.69% for Class A, 2.41% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	25

Schedule of Investments

Allianz Global Investors Multi-Style Fund

June 30, 2007

	Shares	Value (000s)
ALLIANZ FUNDS (a)(b)—46.8%
CCM Capital Appreciation	122,870	$2,659
CCM Mid-Cap	82,500	2,437
NACM International	1,575,673	41,519
NFJ Small-Cap Value	162,524	5,846
OCC Growth (d)	78,101	2,028
OCC Opportunity (d)	271,846	7,280
OCC Renaissance	940,680	21,965
OCC Target (d)	122,356	3,138
OCC Value	931,523	17,550
RCM Large-Cap Growth	2,020,446	30,893
RCM Mid-Cap	7,037,883	21,254

Total Allianz Funds (cost—$114,284)		156,569

PIMCO FUNDS (a)(c)—53.3%
Foreign Bond (U.S. Dollar-Hedged)	380,069	3,770
High Yield	770,124	7,524
Japanese StocksPLUS Total Return Strategy	419,908	5,669
Short-Term	1,261,191	12,511
StocksPLUS	4,081,313	47,221
Total Return	10,017,112	101,774

Total PIMCO Funds (cost—$174,541)		178,469

Total Investments (cost—$288,825)—100.1%		335,038

Liabilities in excess of other assets—(0.1%)		(293)

Net Assets—100.0%		$334,745

Notes to Schedule of Investments:
(a) Affiliated fund.

(b) Institutional Class shares of each Allianz fund.

(c) Institutional Class shares of each PIMCO fund.

(d) Non-income producing.

26	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.1%
Aerospace—3.5%
Boeing Co.	211,090	$20,298
Lockheed Martin Corp.	186,270	17,534
Raytheon Co.	359,690	19,384

		57,216

Building/Construction—1.5%
Jacobs Engineering Group, Inc. (a)	416,200	23,936

Capital Goods—6.6%
3M Co.	232,910	20,214
Caterpillar, Inc.	245,850	19,250
Cooper Industries Ltd., Class A (b)	442,510	25,263
Parker Hannifin Corp. (b)	224,840	22,014
Terex Corp. (a)	272,090	22,121

		108,862

Chemicals—1.4%
Monsanto Co.	338,760	22,880

Communications—1.2%
Omnicom Group, Inc. (b)	363,580	19,241

Consumer Discretionary—6.2%
Coach, Inc. (a)	409,620	19,412
J.C. Penney Co., Inc.	215,880	15,625
Mattel, Inc. (b)	629,070	15,909
McDonald’s Corp.	364,470	18,501
Nordstrom, Inc. (b)	301,980	15,437
Walgreen Co.	403,940	17,588

		102,472

Consumer Services—2.2%
Marriott International, Inc., Class A	359,090	15,527
McKesson Corp.	350,430	20,900

		36,427

Consumer Staples—3.5%
ConAgra Foods, Inc.	647,620	17,395
Loews Corp. - Carolina Group	264,910	20,469
Safeway, Inc.	565,990	19,261

		57,125

Energy—7.3%
Marathon Oil Corp.	400,640	24,022
National-Oilwell Varco, Inc. (a)	242,180	25,245
Schlumberger Ltd.	288,520	24,507
Transocean, Inc. (a)	235,600	24,969
Valero Energy Corp.	298,990	22,083

		120,826

Financial Services—12.8%
American Express Co.	304,970	18,658
American International Group, Inc.	262,820	18,405
CBOT Holdings, Inc., Class A	97,570	20,158
Chubb Corp.	323,810	17,531
Goldman Sachs Group, Inc.	80,430	17,433
JPMorgan Chase & Co.	374,640	18,151
Merrill Lynch & Co., Inc.	161,750	13,519
MetLife, Inc. (b)	283,740	18,296
Morgan Stanley	184,480	15,474
ProLogis, REIT	278,960	15,873
Prudential Financial, Inc. (b)	183,280	17,821
Travelers Cos., Inc.	351,920	18,828

		210,147

Healthcare—9.6%
Baxter International, Inc.	381,520	21,495
Bristol-Myers Squibb Co.	659,400	20,811

	Shares	Value (000s)

Express Scripts, Inc. (a)	429,360	$21,472
Medco Health Solutions, Inc. (a)(b)	254,140	19,820
Merck & Co., Inc.	376,130	18,731
Schering-Plough Corp.	650,910	19,814
UnitedHealth Group, Inc.	338,760	17,324
Zimmer Holdings, Inc. (a)	217,670	18,478

		157,945

Hotels/Gaming—1.1%
Starwood Hotels & Resorts
Worldwide, Inc.	266,700	17,887

Industrial—1.2%
Deere & Co.	169,830	20,505

Materials & Processing—6.0%
American Standard Cos., Inc.	338,460	19,962
Freeport-McMoRan Copper & Gold, Inc., Class B	271,490	22,485
International Paper Co. (b)	494,530	19,312
Precision Castparts Corp.	161,160	19,558
Vulcan Materials Co. (b)	154,270	17,670

		98,987

Multi-Media—1.2%
Walt Disney Co. (b)	566,290	19,333

Oil & Gas—1.2%
Exxon Mobil Corp.	240,390	20,164

Technology—28.0%
Amazon.com, Inc. (a)	263,930	18,055
Apple, Inc. (a)	258,620	31,562
Applied Materials, Inc.	978,000	19,433
BMC Software, Inc. (a)	602,470	18,255
Cisco Systems, Inc. (a)	1,137,970	31,692
Corning, Inc. (a)	885,030	22,612
Dell, Inc. (a)	710,000	20,270
eBay, Inc. (a)	560,910	18,050
EMC Corp. (a)(b)	1,301,820	23,563
Emerson Electric Co.	436,530	20,430
Harris Corp.	361,480	19,719
Hewlett-Packard Co.	569,290	25,402
International Business Machines Corp. (b)	202,120	21,273
Lam Research Corp. (a)(b)	413,810	21,270
MasterCard, Inc. (b)	134,840	22,366
MEMC Electronic Materials, Inc. (a)	248,170	15,168
Microsoft Corp.	979,210	28,857
National Semi-conductor Corp.	709,190	20,049
NVIDIA Corp	530,710	21,924
Oracle Corp.	1,002,820	19,766
Texas Instruments, Inc.	524,730	19,746

		459,462

Telecommunications—1.3%
AT&T, Inc. (b)	494,230	20,510

Transportation—1.2%
CH Robinson Worldwide, Inc. (b)	386,420	20,295

Utilities—1.1%
Constellation Energy Group, Inc.	212,290	18,505

Total Common Stock (cost—$1,390,943)		1,612,725

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—13.1%
Collateral Invested for Securities on Loan (c)—11.2%
Axon Group PLC, FRN (d),
5.419% due 6/6/08	$5,000	$5,000
5.425% due 5/6/08	10,000	9,999
5.445% due 6/18/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	20,000	20,000
Canadian Imperial Bank,
5.312% due 7/2/07	3,492	3,492
Cheyne Capital LLC (d),
5.435% due 5/13/08	10,000	9,999
5.436% due 6/5/08, FRN	5,000	4,999
CIT Group, Inc.,
5.464% due 5/9/08, FRN	10,000	10,008
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (d)	3,000	2,999
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	10,000	9,995
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
5.505% due 12/18/07 (d)	5,000	5,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07 (d)	5,000	5,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	10,000	10,000
K2, Inc., FRN (d),
5.323% due 2/26/08	1,000	1,000
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (d)	5,000	5,001
Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.41% due 3/3/08, FRN	3,000	3,000
5.445% due 9/28/07	3,000	3,000
5.445% due 12/28/07	15,000	15,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07 (d)	5,000	4,999
5.30% due 12/5/07	5,000	4,999
Sigma Finance, Inc., FRN (d),
5.43% due 12/6/07	10,000	10,000
5.43% due 5/16/08	10,000	10,002
Zane Funding LLC,
5.503% due 7/2/07	1,000	1,000

		184,499

Repurchase Agreement—1.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $31,437; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $8,846 including accrued interest; and Fannie Mae, 5.945%, due 6/7/27, valued at $23,211 including accrued interest (cost—$31,424)	31,424	31,424

Total Short-Term Investments (cost—$215,927)		215,923

Total Investments (cost—$1,606,870)—111.2%		1,828,648

06.30.07	Allianz Funds Annual Report	27

Schedule of Investments (cont.)

CCM Capital Appreciation Fund

June 30, 2007

Value (000s)

Liabilities in excess of other assets—(11.2%)	$(184,342)

Net Assets—100.0%	$1,644,306

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $175,090; cash collateral of $183,892 was received with which the Fund purchased short-term investments.

(c) Securities purchased with the cash proceeds from the securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

28	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Focused Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.8%
Aerospace—4.5%
Boeing Co.	13,100	$1,260
Lockheed Martin Corp.	12,810	1,206

		2,466

Capital Goods—5.6%
Parker Hannifin Corp.	13,850	1,356
Textron, Inc.	15,960	1,757

		3,113

Chemicals—2.7%
Airgas, Inc.	30,450	1,459

Consumer Discretionary—9.4%
Kroger Co.	49,270	1,386
Nordstrom, Inc.	18,690	956
Ross Stores, Inc.	39,910	1,229
Walgreen Co.	37,160	1,618

		5,189

Consumer Services—2.4%
McKesson Corp.	22,270	1,328

Consumer Staples—2.9%
Loews Corp.—Carolina Group	20,390	1,576

Energy—5.5%
Cameron International Corp. (a)	20,920	1,495
Grant Prideco, Inc. (a)	28,630	1,541

		3,036

Financial Services—8.2%
American Express Co.	13,120	803
CNA Financial Corp.	28,690	1,368
Goldman Sachs Group, Inc.	5,310	1,151
Morgan Stanley	14,460	1,213

		4,535

Healthcare—13.3%
Baxter International, Inc.	22,900	1,290
Forest Laboratories, Inc. (a)	23,620	1,078
Genentech, Inc. (a)	13,730	1,039
Laboratory Corp. of America Holdings (a)	15,750	1,233
Schering-Plough Corp.	47,480	1,445
Zimmer Holdings, Inc. (a)	14,960	1,270

		7,355

Hotels/Gaming—2.1%
Starwood Hotels & Resorts Worldwide, Inc.	16,960	1,137

Materials & Processing—4.4%
Allegheny Technologies, Inc.	10,620	1,114
Precision Castparts Corp.	10,830	1,314

		2,428

Multi-Media—3.6%
Cablevision Systems Corp. (a)	24,760	896
Walt Disney Co.	31,840	1,087

		1,983

Technology—31.2%
Amazon.com, Inc. (a)	26,460	1,810
Apple, Inc. (a)	16,550	2,020
Applied Materials, Inc.	96,510	1,918
Cadence Design Systems, Inc. (a)	83,830	1,841
Cisco Systems, Inc. (a)	48,280	1,345
Corning, Inc. (a)	57,370	1,466
Electronic Data Systems Corp.	38,210	1,059
EMC Corp. (a)	86,810	1,571
Emerson Electric Co.	29,790	1,394

	Shares	Value (000s)

Hewlett-Packard Co.	27,050	$1,207
Microsoft Corp.	53,590	1,579

		17,210

Utilities—3.0%
NRG Energy, Inc. (a)	39,860	1,657

Total Common Stock (cost—$50,254)		54,472

	Principal Amount (000s)
Repurchase Agreement—1.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $652; collateralized by Fannie Mae 6.125%, due 6/27/17, valued at $666 including accrued interest (cost—$652)	$652	652

Total Investments (cost—$50,906)—100.0%		55,124

Other assets less liabilities—0.0%		18

Net Assets—100.0%		$55,142

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	29

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.0%
Advertising—1.1%
Lamar Advertising Co., Class A	242,250	$15,204

Aerospace—3.9%
Alliant Techsystems, Inc. (a)(b)	170,340	16,889
Goodrich Corp.	332,540	19,806
Rockwell Collins, Inc.	223,700	15,802

		52,497

Capital Goods—9.1%
Eaton Corp.	173,390	16,125
Fluor Corp. (b)	155,890	17,362
Goodyear Tire & Rubber Co. (a)	470,710	16,362
Harsco Corp.	360,830	18,763
Manitowoc Co., Inc.	242,960	19,529
Snap-On, Inc.	298,380	15,071
SPX Corp.	208,880	18,342

		121,554

Chemicals—2.6%
Celanese Corp.	478,430	18,554
FMC Corp	188,120	16,816

		35,370

Consumer Discretionary—11.3%
AnnTaylor Stores Corp. (a)	384,700	13,626
Coach, Inc. (a)	304,880	14,448
Dollar Tree Stores, Inc. (a)	363,200	15,817
GameStop Corp., Class A (a)	451,070	17,637
Kroger Co.	561,040	15,782
Newell Rubbermaid, Inc.	486,150	14,308
Nordstrom, Inc.	237,220	12,127
Polo Ralph Lauren Corp., Class A (b)	188,220	18,466
TJX Cos., Inc.	494,190	13,590
Yum! Brands, Inc.	463,800	15,176

		150,977

Consumer Services—2.6%
Owens-Illinois, Inc. (a)	481,470	16,852
Quanta Services, Inc. (a)(b)	565,970	17,358

		34,210

Consumer Staples—5.9%
Bare Escentuals, Inc. (a)(b)	456,770	15,599
Campbell Soup Co. (b)	357,710	13,883
Jarden Corp. (a)(b)	378,970	16,299
JM Smucker Co. (b)	272,700	17,360
Molson Coors Brewing Co. (b)	176,820	16,349

		79,490

Energy—9.3%
Cameron International Corp. (a)(b)	254,320	18,176
Frontier Oil Corp.	474,730	20,779
Grant Prideco, Inc. (a)(b)	318,980	17,171
Mirant Corp. (a)(b)	342,770	14,619
National-Oilwell Varco, Inc. (a)	175,350	18,279
Superior Energy Services (a)(b)	440,630	17,590
Tesoro Corp. (b)	302,910	17,311

		123,925

Environmental Services—0.9%
Allied Waste Industries, Inc. (a)(b)	938,000	12,625

Financial Services—9.0%
Affiliated Managers Group, Inc. (a)(b)	135,250	17,415
Ameriprise Financial, Inc.	268,450	17,065
CB Richard Ellis Group, Inc., Class A (a)	323,860	11,821

	Shares	Value (000s)

CBOT Holdings, Inc., Class A (b)	94,390	$19,501
CNA Financial Corp. (b)	360,980	17,215
Eaton Vance Corp. (b)	451,830	19,962
Unum Group (b)	663,990	17,337

		120,316

Healthcare—8.3%
AmerisourceBergen Corp.	304,020	15,040
C.R. Bard, Inc.	166,570	13,764
Dade Behring Holdings, Inc.	298,830	15,874
Express Scripts, Inc. (a)	351,420	17,575
Hospira, Inc. (a)	405,280	15,822
Intuitive Surgical, Inc. (a)(b)	115,920	16,086
Invitrogen Corp. (a)(b)	219,190	16,165

		110,326

Industrial—1.3%
AGCO Corp. (a)(b)	394,430	17,122

Materials & Processing—3.5%
Allegheny Technologies, Inc. (b)	148,080	15,531
Lubrizol Corp.	241,370	15,580
Precision Castparts Corp.	131,990	16,018

		47,129

Technology—24.1%
Ametek, Inc.	448,030	17,778
Amphenol Corp., Class A	396,520	14,136
Cadence Design Systems, Inc. (a)(b)	803,390	17,642
Cognizant Technology Solutions Corp. (a)	160,040	12,017
Cypress Semiconductor Corp. (a)(b)	737,930	17,186
Dolby Laboratories, Inc. (a)	468,630	16,594
F5 Networks, Inc. (a)	199,560	16,085
Factset Research Systems, Inc. (b)	250,180	17,100
Intersil Corp.	511,990	16,107
KLA-Tencor Corp. (b)	281,160	15,450
McAfee, Inc. (a)	479,280	16,871
Mettler Toledo International, Inc. (a)	149,610	14,289
Microchip Technology, Inc. (b)	393,170	14,563
NAVTEQ Corp. (a)	394,860	16,718
NCR Corp. (a)	311,620	16,373
NVIDIA Corp. (a)	416,230	17,195
Synopsys, Inc. (a)	525,010	13,876
Thermo Fisher Scientific, Inc. (a)(b)	317,500	16,421
Total System Services, Inc. (b)	601,670	17,755
VeriFone Holdings, Inc. (a)(b)	489,110	17,241

		321,397

Telecommunications—2.5%
Leap Wireless International, Inc. (a)(b)	199,230	16,835
Qwest Communications International, Inc. (a)(b)	1,670,450	16,203

		33,038

Transportation—1.4%
Ford Motor Co. (b)	1,930,480	18,185

Utilities—1.2%
NRG Energy, Inc. (a)(b)	392,480	16,315

Total Common Stock (cost—$1,126,334)		1,309,680

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—29.7%
Collateral Invested for Securities on Loan (c)—27.4%
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$10,000	$9,942
Axon Group PLC, FRN (d),
5.318% due 6/9/08	7,000	6,999
5.425% due 5/6/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	5,000	5,000
5.435% due 7/2/07	35,000	35,000
Bear Stearns Cos., Inc.,
5.495% due 7/2/07	15,000	15,000
5.575% due 7/2/07	15,000	15,000
Canadian Imperial Bank,
5.312% due 7/2/07	10,168	10,168
Cheyne Capital LLC (d),
5.435% due 5/13/08	10,000	9,999
5.436% due 6/5/08, FRN	5,000	4,999
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	50,000	50,000
Davis Square Funding III Corp.,
5.331% due 7/13/07	6,000	5,988
Deutsche Bank (Cayman) Ltd.,
5.36% due 7/2/07	19,618	19,618
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (d)	4,000	3,999
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	20,000	19,991
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	5,000	4,984
Goldman Sachs Group L.P.,
5.505% due 12/18/07 (d)	5,000	5,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07	5,000	5,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	10,000	10,000
K2, Inc., FRN (d),
5.323% due 2/26/08	1,000	1,000
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (d)	5,000	5,001
Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.41% due 3/3/08, FRN	3,000	3,000
5.435% due 8/17/07	5,000	5,000
5.445% due 9/28/07	10,000	10,000
5.445% due 12/28/07	20,000	20,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07 (d)	10,000	9,999
Salomon Smith Barney, Inc.,
5.475% due 7/2/07	5,000	5,000
Sigma Finance, Inc., FRN (d),
5.43% due 12/6/07	20,000	20,000
5.43% due 5/16/08	10,000	10,002
Zane Funding LLC,
5.503% due 7/2/07	10,000	9,995

		365,663

30	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

CCM Mid-Cap Fund

June 30, 2007

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $31,499; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $32,120 including accrued interest (cost—$31,486)	$31,486	$31,486

Total Short-Term Investments (cost—$397,117)		397,149

Total Investments (cost—$1,523,451)—127.7%		1,706,829

Liabilities in excess of other assets—(27.7%)		(370,465)

Net Assets—100.0%		$1,336,364

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $355,101; cash collateral of $364,453 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	31

Schedule of Investments

NACM Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.7%
Capital Goods—1.0%
Cummins, Inc.	2,300	$233

Chemicals—2.4%
Monsanto Co.	8,700	588

Consumer Discretionary—14.6%
Darden Restaurants, Inc.	7,100	312
Dollar Tree Stores, Inc. (a)	7,700	335
GameStop Corp., Class A (a)	6,200	243
Gannett Co., Inc.	8,200	451
J.C. Penney Co., Inc.	4,500	326
Johnson Controls, Inc.	2,300	266
Kohl’s Corp. (a)	7,200	511
Macy’s, Inc.	5,700	227
McDonald’s Corp.	5,800	294
News Corp., Class B	9,500	218
Walt Disney Co.	11,300	386

		3,569

Consumer Staples—2.6%
General Mills, Inc.	2,700	158
Procter & Gamble Co.	3,890	238
Wal-Mart Stores, Inc.	5,000	240

		636

Energy—5.7%
Frontier Oil Corp.	6,900	302
National-Oilwell Varco, Inc. (a)	5,100	532
Noble Energy, Inc.	3,900	243
Valero Energy Corp.	4,500	332

		1,409

Financial Services—3.6%
Goldman Sachs Group, Inc.	2,600	563
Morgan Stanley	3,900	327

		890

Healthcare—16.1%
Abbott Laboratories	6,000	321
Aetna, Inc.	11,100	548
Cigna Corp.	5,700	298
Intuitive Surgical, Inc. (a)	1,800	250
Johnson & Johnson	13,400	826
Laboratory Corp. of America Holdings (a)	3,800	297
McKesson Corp.	6,300	376
Schering-Plough Corp.	8,300	253
UnitedHealth Group, Inc.	9,800	501
WellCare Health Plans, Inc. (a)	3,000	272

		3,942

Industrial—9.9%
AGCO Corp. (a)	8,000	348
Boeing Co.	2,900	279
Lockheed Martin Corp.	6,100	574
Manpower, Inc.	3,600	332
Parker Hannifin Corp.	3,800	372
Raytheon Co.	5,700	307
Thomas & Betts Corp. (a)	3,900	226

		2,438

Materials & Processing—6.2%
American Standard Cos., Inc.	8,700	513
Cabot Corp.	6,100	291
Freeport-McMoRan Copper & Gold, Inc., Class B	2,300	190
Precision Castparts Corp.	4,400	534

		1,528

Multi-Media —1.3%
Echostar Communications Corp., Class A (a)	7,100	308

	Shares	Value (000s)

Technology—31.4%
Apple, Inc. (a)	2,800	$342
BEA Systems, Inc. (a)	21,200	290
BMC Software, Inc. (a)	8,900	270
Broadcom Corp., Class A (a)	7,700	225
Cisco Systems, Inc. (a)	38,100	1,061
eBay, Inc. (a)	11,400	367
EMC Corp. (a)	13,200	239
Hewlett-Packard Co.	13,700	611
Intel Corp.	29,100	691
International Business Machines Corp.	6,400	674
MEMC Electronic Materials, Inc. (a)	5,400	330
Microsoft Corp.	38,500	1,135
Network Appliance, Inc. (a)	9,800	286
NVIDIA Corp. (a)	6,200	256
Oracle Corp. (a)	18,900	372
QUALCOMM, Inc.	7,100	308
Symantec Corp. (a)	12,600	255

		7,712

Telecommunications—2.9%
Juniper Networks, Inc. (a)	6,900	174
Verizon Communications, Inc.	12,900	531

		705

Utilities—1.0%
Constellation Energy Group, Inc.	2,900	253

Total Common Stock (cost—$22,575)		24,211

	Principal Amount (000s)
Repurchase Agreement—1.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $474; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $487 including accrued interest (cost—$474)	$474	474

Total Investments (cost—$23,049)—100.6%		24,685

Liabilities in excess of other assets—(0.6%)		(143)

Net Assets—100.0%		$24,542

Notes to Schedule of Investments:
(a) Non-income producing.

32	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Income & Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—33.8%
Aerospace—1.7%
Boeing Co. (b)	1,900	$183
L-3 Communications Holdings, Inc. (b)	1,900	185

		368

Automotive—0.9%
Johnson Controls, Inc. (b)	1,700	197

Capital Goods—1.7%
General Electric Co. (b)	4,700	180
Textron, Inc. (b)	1,700	187

		367

Chemicals—1.8%
Celanese Corp. (b)	5,000	194
Monsanto Co. (b)	2,800	189

		383

Consumer Discretionary—1.7%
Manpower, Inc. (b)	2,100	194
McKesson Corp. (b)	3,000	179

		373

Diversified Manufacturing—0.8%
Terex Corp. (b)(c)	2,200	179

Energy—1.7%
National-Oilwell Varco, Inc. (b)(c)	1,800	188
Valero Energy Corp. (b)	2,400	177

		365

Food & Beverage—0.8%
Molson Coors Brewing Co. (b)	1,900	176

Healthcare & Hospitals—4.0%
Abbott Laboratories (b)	2,900	155
Baxter International, Inc. (b)	3,100	175
Bristol-Myers Squibb Co. (b)	5,900	186
Gilead Sciences, Inc. (b)(c)	4,700	182
Merck & Co., Inc. (b)	3,400	170

		868

Industrial—0.9%
AGCO Corp. (b)(c)	4,200	182

Insurance—1.7%
Cigna Corp. (b)	3,300	172
Prudential Financial, Inc. (b)	1,900	185

		357

Machinery—0.8%
Deere & Co. (b)	1,400	169

Metals & Mining—1.6%
Freeport-McMoRan Copper & Gold, Inc., (b)	2,200	182
U.S. Steel Corp. (b)	1,500	163

		345

Oil & Gas—1.8%
Diamond Offshore Drilling, Inc. (b)	1,900	193
Schlumberger Ltd. (b)	2,200	187

		380

Pharmaceuticals—0.9%
Medco Health Solutions, Inc. (b)(c)	2,400	187

Retail—0.9%
Target Corp. (b)	3,000	191

Semi-conductors—0.9%
Intel Corp. (b)	8,200	195

	Shares	Value (000s)

Technology—4.2%
EMC Corp. (c)	10,600	$192
International Business Machines Corp. (b)	1,700	179
Microsoft Corp. (b)	5,900	174
Oracle Corp. (b)(c)	9,500	187
Texas Instruments, Inc.	5,000	188

		920

Telecommunications—3.4%
Harris Corp. (b)	3,400	186
Juniper Networks, Inc. (b)(c)	7,400	186
QUALCOMM, Inc. (b)	4,500	195
Verizon Communications, Inc. (b)	4,100	169

		736

Transportation—0.8%
CSX Corp. (b)	4,000	180

Utilities—0.8%
Constellation Energy Group, Inc. (b)	1,900	165

Total Common Stock (cost—$7,277)		7,283

CONVERTIBLE PREFERRED STOCK—24.3%
Automotive—1.7%
Ford Motor Co. Capital Trust II,
6.50%, 1/15/32	4,650	179
General Motors Corp., Ser. C,
6.25%, 7/15/33	7,100	178

		357

Consumer Discretionary—1.6%
Stanley Works,
6.975%, 5/17/12 (c)	160	177
United Rentals Trust I,
6.50%, 8/1/28	3,550	175

		352

Consumer Staples—0.8%
Bunge Ltd.,
4.875%, 12/31/49	1,500	175

Financial Services—11.8%
Citigroup Funding, Inc., Ser. GNW,
4.583%, 9/27/08	5,500	173
E*Trade Financial Corp.,
6.125%, 11/18/08	5,550	155
Goldman Sachs Group, Inc., Ser. CSCO,
12.00%,12/12/07 (Cisco Systems, Inc.) (e)	6,900	180
Goldman Sachs Group, Inc., Ser. DISH,
20.00%, 3/6/08 (Echostar Communications Corp.) (e)	4,080	162
Goldman Sachs Group, Inc., Ser. TWX, 20.00%, 12/31/07 (Time Warner, Inc.) (e)	8,500	163
Lazard Ltd.,
6.25%, 5/15/08	4,300	167
Lehman Brothers Holdings, Inc., Ser. GIS,
6.25%, 10/15/07 (General Mills, Inc.) (e)	6,120	166
Lehman Brothers Holdings, Inc., Ser. HPQ,
20.00%, 2/24/08 (Hewlett-Packard Co.) (e)	4,120	171

	Shares	Value (000s)

Lehman Brothers Holdings, Inc., Ser. UTX,
20.00%, 8/15/07 (United Technologies Corp.) (e)	2,900	$174
Morgan Stanley, Ser. DIS,
20.00%, 3/24/08 (Walt Disney Co.) (e)	5,250	171
Morgan Stanley, Ser. GOOG,
20.00%, 3/8/08 (Google, Inc.) (e)	370	169
Morgan Stanley, Ser. T,
20.00%, 1/31/08 (AT&T, Inc.) (e)	4,650	167
Morgan Stanley, Ser. XOM,
20.00%, 12/15/07 (Exxon Mobil Corp.) (e)	2,400	176
Platinum Underwriters Holdings Ltd., Ser. A,
6.00%, 2/15/09	5,400	178
Wells Fargo & Co., Ser. AAPL,
8.00%, 6/1/08	1,500	178

		2,550

Healthcare & Hospitals—0.9%
Schering-Plough Corp.,
6.00%, 9/14/07	2,700	186

Hotels/Gaming—0.8%
Felcor Lodging Trust, Inc., Ser. A, REIT,
1.95%, 12/31/49 (c)	6,800	173

Industrial—0.8%
Allied Waste Industries, Inc., Ser. D,
6.25%, 3/1/08	490	173

Insurance—1.7%
Metlife, Inc.,
6.375%, 8/15/08	5,200	169
XL Capital Ltd.,
7.00%, 2/15/09	6,800	200

		369

Oil & Gas—0.8%
Chesapeake Energy Corp.,
5.00%, 12/31/49	1,500	167

Telecommunications—0.9%
Crown Castle International Corp.,
6.25%, 8/15/12	3,150	182

Utilities—2.5%
AES Trust III,
6.75%, 10/15/29	3,550	178
Entergy Corp.,
7.625%, 2/17/09	2,850	188
NRG Energy, Inc.,
5.75%, 3/16/09	485	179

		545

Total Convertible Preferred Stock (cost—$5,210)		5,229

06.30.07	Allianz Funds Annual Report	33

Schedule of Investments (cont’d.)

NACM Income & Growth Fund

June 30, 2007

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES—26.1%
Apparel & Textiles—1.0%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B	$200	$215

Automotive—1.9%
Accuride Corp.,
8.50%, 2/1/15	B3/B-	200	198
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	Ba3/BB	200	198

			396

Diversified Manufacturing—0.9%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15 (a)	Caa1/B-	200	192

Financial Services—0.9%
KAR Holdings, Inc.,
8.75%, 5/1/14 (a)	B3/CCC	200	197

Healthcare & Hospitals—1.1%
HCA, Inc.,
9.25%, 11/15/16 (a)	B2/BB-	200	214
Sun Healthcare Group, Inc.,
9.125%, 4/15/15 (a)	B3/CCC+	25	26

			240

Machinery—0.9%
Terex Corp.,
7.375%, 1/15/14	B1/B+	200	201

Metals & Mining—0.9%
Steel Dynamics, Inc.,
6.75%, 4/1/15 (a)	Ba2/BB+	200	197

Multi-Media—0.9%
Echostar DBS Corp., 7.125%, 2/1/16	Ba3/BB-	200	196

Oil & Gas—2.3%
Complete Production Services, Inc., 8.00%, 12/15/16 (a)	B2/B	200	203
Copano Energy LLC, 8.125%, 3/1/16	B2/B+	200	204
Dynegy Holdings, Inc., 7.75%, 6/1/19 (a)	B2/B-	100	93

			500

Printing/Publishing—2.9%
Cenveo Corp., 7.875%, 12/1/13	B3/B-	200	197
Idearc, Inc., 8.00%, 11/15/16	B2/B+	200	203
RH Donnelley, Inc., 10.875%, 12/15/12	B2/B	200	214

			614

Retail—4.8%
Bon-Ton Stores, Inc., 10.25%, 3/15/14	B3/B-	200	204
Michaels Store, Inc., 10.00%, 11/1/14 (a)	B2/CCC	200	206
Neiman-Marcus Group, Inc., 10.375%, 10/15/15	B3/B-	200	221
Rite Aid Corp., 8.625%, 3/1/15	Caa1/CCC+	200	188
Star Gas Partners L.P., Ser. B, 10.25%, 2/15/13	Caa3/CCC	200	215

			1,034

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Semi-conductors—0.9%
Freescale Semi-conductor, Inc., 10.125%, 12/15/16 (a)	B2/B	$200	$189

Technology—0.9%
Unisys Corp., 8.00%, 10/15/12	B2/B+	200	196

Telecommunications—4.8%
Cricket Communications, Inc., 9.375%, 11/1/14	Caa1/CCC	200	207
Level 3 Financing, Inc., 9.25%, 11/1/14	B3/CCC+	200	203
Millicom International Cellular S.A., 10.00%, 12/1/13	B2/B+	200	218
West Corp., 11.00%, 10/15/16	Caa1/B-	200	210
Yankee Acquisition Corp., Ser. B, 8.50%, 2/15/15	B3/CCC+	200	195

			1,033

Utilities—1.0%
PSE&G Energy Holdings LLC, 10.00%, 10/1/09	Ba3/BB-	200	216

Total Corporate Bonds & Notes (cost—$5,716)			5,616

CONVERTIBLE BONDS—6.8%
Oil & Gas—0.9%
Devon Energy Corp., 4.95%, 8/15/08	Baa2/BBB	125	197

Printing/Publishing—1.0%
Bowne & Co., Inc., 5.00%, 10/1/33	B2/B-	200	223

Technology—1.6%
Equinix, Inc., 2.50%, 4/15/12	NR/NR	175	183
Maxtor Corp., 6.80%, 4/30/10	Ba1/B	145	153

			336

Telecommunications—2.5%
CenturyTel, Inc., 4.75%, 8/1/32	Baa2/BBB	150	187
Level 3 Communications, Inc., 6.00%, 3/15/10	Caa3/CCC	190	183
Nortel Networks Corp., 4.25%, 9/1/08	B3/B-	170	169

			539

Utilities—0.8%
PG&E Corp., 9.50%, 6/30/10	NR/NR	50	164

Total Convertible Bonds (cost—$1,429)			1,459

U.S. TREASURY BONDS & NOTES—4.7%
U.S. Treasury Notes, 10.375%, 11/15/12 (cost—$1,020)		1,000	1,019

SHORT-TERM INVESTMENTS—6.2%
Convertible Bonds—0.8%
Banking—0.8%
UBS AG, 22.00%, 8/15/07 (a)	NR/NR	175	166

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.4%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $1,170; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $1,198 including accrued interest (cost—$1,170)	$1,170	$1,170

Total Short-Term Investments (cost—$1,334)		1,336

Total Investments before options written (cost—$21,996)—101.9%		21,942

OPTIONS WRITTEN (c)—(0.5)%
	Contracts
Call Options—(0.5)%
Abbott Laboratories (CBOE) strike price $60, expires 8/18/07	20	— (d)
AGCO Corp. (CBOE) strike price $50, expires 11/17/07	30	(5)
Baxter International, Inc. (CBOE) strike price $60, expires 11/17/07	22	(3)
Boeing Co. (CBOE) strike price $100, expires 8/18/07	13	(2)
Bristol-Myers Squibb Co. (CBOE) strike price $35, expires 8/18/07	40	(1)
Celanese Corp. (CBOE) strike price $40, expires 9/22/07	35	(5)
Cigna Corp. (CBOE) strike price $58.375, expires 7/21/07	21	—(d)
Constellation Energy Group, Inc. (CBOE) strike price $100, expires 7/21/07	13	—(d)
CSX Corp. (CBOE) strike price $50, expires 8/18/07	28	(3)
Deere & Co. (CBOE) strike price $130, expires 9/22/07	10	(4)
Diamond Offshore Drilling, Inc. (CBOE) strike price $110, expires 9/22/07	13	(4)
EMC Corp. (CBOE) strike price $19, expires 10/20/07	74	(6)
Freeport-McMoRan Copper & Gold, Inc. (CBOE) strike price $90, expires 8/18/07	15	(4)
General Electric Co. (CBOE) strike price $40, expires 9/22/07	33	(3)
Gilead Sciences, Inc. (CBOE) strike price $42.50, expires 8/18/07	32	(1)
Harris Corp. (CBOE) strike price $55, expires 8/18/07	25	(6)

34	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont’d.)

NACM Income & Growth Fund

June 30, 2007

	Contracts	Value (000s)

Intel Corp. (CBOE) strike price $25, expires 7/21/07	56	$(2)
International Business Machines Corp. (CBOE) strike price $110, expires 7/21/07	12	(1)
Johnson Controls, Inc. (CBOE) strike price $125, expires 10/20/07	12	(4)
Juniper Networks, Inc. (CBOE) strike price $27.50, expires 10/20/07	50	(6)
Level 3 Communications, Inc. (CBOE) strike price $100, expires 7/21/07	13	(1)
Manpower, Inc. (CBOE) strike price $95, expires 9/22/07	14	(6)
McKesson Corp. (CBOE) strike price $65, expires 8/18/07	20	(1)
Medco Health Solutions, Inc. (CBOE) strike price $85, expires 8/18/07	16	(1)
Merck & Co., Inc. (CBOE) strike price $55, expires 7/21/07	24	—(d)
Microsoft Corp. (CBOE) strike price $32.50, expires 7/21/07	41	—(d)
Molson Coors Brewing Co. (PHLX) strike price $95, expires 7/21/07	13	(1)
Monsanto Co. (CBOE) strike price $75, expires 10/20/07	20	(4)
National-Oilwell Varco, Inc. (CBOE) strike price $115, expires 8/18/07	10	(2)
Oracle Corp. (CBOE) strike price $20, expires 9/22/07	66	(6)
Prudential Financial, Inc. (CBOE) strike price $105, expires 8/18/07	15	(1)
Qualcomm, Inc. (CBOE) strike price $47.50, expires 10/20/07	30	(4)
Schlumberger Ltd. (CBOE) strike price $85, expires 8/18/07	15	(6)
Target Corp. (CBOE) strike price $67.50, expires 8/18/07	21	(3)
Terex Corp. (PHLX) strike price $95, expires 10/20/07	15	(3)
Texas Instruments, Inc. (CBOE) strike price $40, expires 10/20/07	35	(5)
Textron, Inc. (CBOE) strike price $115, expires 9/22/07	12	(5)
U.S. Steel Corp. (CBOE) strike price $135, expires 7/21/07	10	—(d)
Valero Energy Corp. (CBOE) strike price $80, expires 9/22/07	17	(4)

	Contracts	Value (000s)

Verizon Communications, Inc. (CBOE) strike price $45, expires 7/21/07	29	$—(d)

Total Options Written (premiums received—$137)		(113)

Total Investments net of options written (cost—$21,859)—101.4%		21,829

Other liabilities in excess of other assets—(1.4)%		(293)

Net Assets—100.0%		$21,536

Notes to Schedule of Investments:
* Unaudited

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

(d) Amount is less than $500.

(e) Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

Glossary:
CBOE—Chicago Board Options Exchange
NR—Not Rated
PHLX—Philadelphia Stock Exchange
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	35

Schedule of Investments

NFJ All-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.3%
Consumer Discretionary—9.7%
Carnival Corp., UNIT	21,700	$1,058
Gannett Co., Inc.	19,400	1,066
Harley-Davidson, Inc. (c)	17,600	1,049
Leggett & Platt, Inc.	48,600	1,072

		4,245

Consumer Services—0.7%
Energy Coal Resources, Inc. (a)(b)(f)	26,000	317

Energy—14.7%
Anadarko Petroleum Corp.	20,300	1,055
Chevron Corp.	13,100	1,104
Cimarex Energy Co.	26,700	1,052
ConocoPhillips	14,400	1,130
Kimberly-Clark Corp.	15,600	1,043
Pogo Producing Co. (c)	20,900	1,062

		6,446

Financial Services—26.4%
Allstate Corp.	17,200	1,058
Bank of America Corp.	21,400	1,046
Citigroup, Inc.	20,300	1,041
Comerica, Inc.	17,600	1,047
Hilb Rogal & Hobbs Co. (c)	24,600	1,055
Key Corp.	30,100	1,033
Lincoln National Corp.	14,900	1,057
Nationwide Financial Services	17,700	1,119
Regions Financial Corp.	31,400	1,039
Reinsurance Group of America, Inc. (c)	17,600	1,060
Washington Mutual, Inc.	24,400	1,041

		11,596

Healthcare—9.3%
Biovail Corp.	42,000	1,068
GlaxoSmithKline PLC ADR	20,200	1,058
Omnicare, Inc.	25,500	920
Pfizer, Inc.	41,200	1,053

		4,099

Industrial—14.4%
3M Co.	12,300	1,068
General Electric Co.	27,700	1,060
Masco Corp. (c)	37,800	1,076
RR Donnelley & Sons Co.	25,000	1,088
Skywest, Inc.	42,000	1,001
Werner Enterprises, Inc. (c)	53,400	1,076

		6,369

Information Technology—5.0%
CDW Corp. (b)	14,100	1,198
Seagate Technology, Inc.	45,700	995

		2,193

Materials & Processing—7.4%
Alcoa, Inc.	27,100	1,098
Dow Chemical Co.	23,400	1,035
Freeport-McMoRan Copper & Gold,
Inc., Class B	13,400	1,110

		3,243

Telecommunications—4.8%
Verizon Communications, Inc.	26,500	1,091
Windstream Corp.	69,600	1,027

		2,118

Utilities—4.9%
Atmos Energy Corp.	35,600	1,070
UGI Corp.	39,300	1,072

		2,142

Total Common Stock (cost—$41,430)		42,768

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—16.5%
Collateral Invested for Securities on Loan (d)—13.9%
Allianz Dresdner Daily Asset Fund (e)	6,099,540	$6,100

	Principal Amount (000s)
Repurchase Agreement—2.6%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $1,171; collateralized by Fannie Mae 5.75%, due 2/15/08, valued at $1,197 including accrued interest (cost—$1,171)	$1,171	1,171

Total Short-Term Investments (cost—$7,271)		7,271

Total Investments (cost—$48,701)—113.8%		50,039

Liabilities in excess of other assets—(13.8%)		(6,084)

Net Assets—100.0%		$43,955

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $5,938; cash collateral of $6,100 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Fair valued security—Securities with an aggregate value of $317, representing 0.72% of net assets, have been fair valued utilizing tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

36	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—95.2%
Consumer Discretionary—8.9%
CBS Corp. (a)	4,500,000	$149,940
Gannett Co., Inc.	3,800,000	208,810
Mattel, Inc. (a)	4,045,500	102,311
Stanley Works (a)	2,800,000	169,960
V.F. Corp. (a)	1,498,800	137,260

		768,281

Consumer Staples—12.5%
Altria Group, Inc. (a)	2,700,000	189,378
Anheuser-Busch Cos., Inc.	3,500,000	182,560
Coca-Cola Co.	3,500,000	183,085
Kimberly-Clark Corp.	2,300,000	153,847
Kraft Foods, Inc., Class A	5,000,000	176,250
Reynolds American, Inc. (a)	3,000,000	195,600

		1,080,720

Energy—19.2%
Anadarko Petroleum Corp. (a)	4,000,000	207,960
Chevron Corp.	2,423,400	204,147
ConocoPhillips	2,500,000	196,250
GlobalSantaFe Corp.	3,000,000	216,750
Marathon Oil Corp. (a)	2,902,200	174,016
Occidental Petroleum Corp.	3,400,000	196,792
PetroChina Co., Ltd. ADR (a)	1,700,000	252,756
Petroleo Brasileiro S.A. ADR (a)	1,814,500	220,045

		1,668,716

Financial Services—23.2%
Allstate Corp.	3,000,000	184,530
Bank of America Corp.	3,600,000	176,004
Duke Realty Corp., REIT (a)	791,000	28,215
Freddie Mac	2,700,000	163,890
JPMorgan Chase & Co.	2,600,000	125,970
Key Corp. (a)	4,000,000	137,320
Lincoln National Corp.	2,300,000	163,185
Merrill Lynch & Co., Inc.	1,555,100	129,975
Morgan Stanley	377,300	31,648
Regions Financial Corp. (a)	8,500,000	281,350
Travelers Cos., Inc.	3,000,000	160,500
Wachovia Corp.	3,800,000	194,750
Washington Mutual, Inc. (a)	5,500,000	234,520

		2,011,857

Healthcare—9.5%
GlaxoSmithKline PLC ADR	6,500,000	340,405
Merck & Co., Inc.	3,500,000	174,300
Pfizer, Inc.	12,000,000	306,840

		821,545

Industrial—3.9%
Norfolk Southern Corp.	3,500,000	183,995
RR Donnelley & Sons Co.	3,700,000	160,987

		344,982

Information Technology—4.8%
International Business Machines Corp. (a)	1,800,000	189,450
Seagate Technology, Inc. (a)	10,500,000	228,585

		418,035

Materials & Processing—3.8%
Dow Chemical Co.	7,500,000	331,650

Telecommunications—6.0%
AT&T, Inc. (a)	4,400,000	182,600
Verizon Communications, Inc.	4,000,000	164,680
Windstream Corp. (a)	11,500,000	169,740

		517,020

	Shares	Value (000s)

Utilities—3.4%
KeySpan Corp.	786,000	$32,996
Sempra Energy	1,915,000	113,425
TXU Corp.	2,200,000	148,060

		294,481

Total Common Stock (cost—$7,422,912)		8,257,287

SHORT-TERM INVESTMENTS—13.6%
Collateral Invested for Securities on Loan (c)—9.0%
Allianz Dresdner Daily
Asset Fund (d)	71,000,000	71,000

	Principal Amount (000s)
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$47,000	46,729
Altius I Funding Corp.,
5.347% due 8/14/07	15,000	14,898
Anglo Irish Bank,
5.35% due 2/5/08, FRN (b)	45,000	45,000
Axon Group PLC, FRN (b),
5.318% due 6/9/08	25,000	24,997
5.32% due 2/25/08	25,000	24,998
5.425% due 5/6/08	40,000	39,996
5.435% due 6/6/08	20,000	20,000
5.445% due 6/18/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	40,000	40,000
Bavaria TRR Corp.,
5.362% due 7/12/07	25,000	24,952
Bavaria Universal Funding,
5.329% due 7/16/07	5,000	4,987
Canadian Imperial Bank,
5.313% due 7/2/07	28,733	28,733
Cheyne Capital LLC,
5.436% due 6/5/08, FRN (b)	5,000	4,999
CIT Group, Inc.,
5.464% due 5/9/08, FRN	12,000	12,010
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (b)	5,000	4,998
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	20,000	19,991
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	12,000	11,963
Goldman Sachs Group L.P.,
5.505% due 12/18/07 (b)	18,000	18,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (b)	8,000	8,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07 (b)	45,000	44,998
HBOS Treasury Services PLC,
5.31% due 7/17/07	5,000	5,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (b)	10,000	10,000
K2, Inc., FRN (b),
5.323% due 2/26/08	2,000	1,999
5.425% due 4/9/08	25,000	24,998
5.431% due 5/23/08	5,000	5,001
Links Finance LLC, FRN (b),
5.30% due 4/1/08	9,000	9,001
5.437% due 8/15/07	20,000	20,002

	Principal Amount (000s)	Value (000s)

Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	$10,000	$10,000
Morgan Stanley,
5.41% due 3/3/08, FRN	2,000	2,000
5.445% due 9/28/07	32,000	32,000
5.445% due 12/28/07	27,000	27,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (b)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07 (b)	30,000	29,997
Sigma Finance, Inc., FRN (b),
5.43% due 12/6/07	30,000	30,000
5.43% due 5/16/08	30,000	30,007
Zane Funding LLC,
5.503% due 7/2/07	15,000	14,993

		783,225

Repurchase Agreement—4.6%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $398,647; collateralized by Fannie Mae, 5.05%-6.50%, due 4/28/15- 7/26/16, valued at $152,118 including accrued interest; Federal Home Loan Bank, 5.857%-6.05%, due 2/21/17-3/2/17, valued at $80,432 including accrued interest; and Freddie Mac, 5.55%, due 10/4/16, valued at $173,906 including accrued interest (cost—$398,484)	398,484	398,484

Total Short-Term Investments (cost—$1,181,574)		1,181,709

Total Investments (cost—$8,604,486)—108.8%		9,438,996

Liabilities in excess of other assets—(8.8%)		(768,075)

Net Assets—100.0%		$8,670,921

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $762,905; cash collateral of $781,678 was received with which the Fund purchased short-term investments.

(b) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	37

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—94.2%
Consumer Discretionary—12.7%
Carnival Corp., UNIT	116,100	$5,662
CBS Corp. (a)	342,100	11,399
Fortune Brands, Inc. (a)	68,900	5,675
Gannett Co., Inc. (a)	207,200	11,386
General Motors Corp. (a)	218,000	8,240
Harley-Davidson, Inc. (a)	94,100	5,609
Home Depot, Inc.	141,800	5,580
Limited Brands, Inc.	130,900	3,593
Macy’s, Inc.	143,400	5,705
McDonald’s Corp.	111,800	5,675
Paccar, Inc.	62,900	5,475

		73,999

Consumer Staples—6.8%
Altria Group, Inc.	163,700	11,482
Anheuser-Busch Cos., Inc.	106,900	5,576
Archer-Daniels-Midland Co.	172,500	5,708
Coca-Cola Enterprises, Inc.	239,100	5,738
Kimberly-Clark Corp.	168,400	11,264

		39,768

Energy—13.7%
Apache Corp. (a)	208,900	17,044
ConocoPhillips	220,300	17,293
GlobalSantaFe Corp.	156,500	11,307
Halliburton Co.	164,200	5,665
Occidental Petroleum Corp.	296,700	17,173
Valero Energy Corp.	153,000	11,301

		79,783

Financial Services—28.0%
Allstate Corp.	369,800	22,746
Bank of America Corp.	348,800	17,053
Citigroup, Inc.	331,800	17,018
Countrywide Financial Corp.	179,500	6,525
Freddie Mac	176,500	10,714
Lehman Brothers Holdings, Inc.	226,700	16,894
MetLife, Inc. (a)	261,400	16,855
ProLogis, REIT	83,900	4,774
Travelers Cos., Inc.	319,300	17,082
Wachovia Corp.	331,000	16,964
Washington Mutual, Inc. (a)	396,600	16,911

		163,536

Healthcare—7.7%
Cigna Corp.	216,700	11,316
Johnson & Johnson	182,700	11,258
Merck & Co., Inc.	229,500	11,429
Pfizer, Inc.	436,600	11,164

		45,167

Industrial—7.8%
3M Co.	65,800	5,711
Burlington Northern Santa Fe Corp.	67,200	5,721
Deere & Co.	94,900	11,458
General Electric Co.	149,800	5,734
Masco Corp. (a)	195,700	5,572
Northrop Grumman Corp.	147,200	11,463

		45,659

Information Technology—1.0%
Hewlett-Packard Co.	127,300	5,680

Materials & Processing—7.7%
Alcoa, Inc.	291,100	11,798
Dow Chemical Co.	379,600	16,786
Freeport-McMoRan Copper & Gold,
Inc., Class B	127,814	10,586
PPG Industries, Inc.	75,000	5,708

		44,878

	Shares	Value (000s)

Telecommunications—4.9%
AT&T, Inc.	282,600	$11,728
Verizon Communications, Inc.	412,100	16,966

		28,694

Utilities—3.9%
Edison International	98,700	5,539
TXU Corp.	252,700	17,007

		22,546

Total Common Stock (cost—$505,072)		549,710

SHORT-TERM INVESTMENTS—12.8%
Collateral Invested for Securities on Loan (b)—5.7%
Allianz Dresdner Daily Asset Fund (c)	33,099,944	33,100

	Principal Amount (000s)
Repurchase Agreement—7.1%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $41,618; collateralized by Fannie Mae 5.55%-5.945%, due 6/7/27-7/10/28, valued at $42,438 including accrued interest (cost—$41,601)	$41,601	41,601

Total Short-Term Investments (cost—$74,701)		74,701

Total Investments (cost—$579,773)—107.0%		624,411

Liabilities in excess of other assets—(7.0%)		(40,663)

Net Assets—100.0%		$583,748

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $32,215; cash collateral of $33,100 was received with which the Fund purchased short-term investments.

(b) Securities purchased with cash proceeds from securities on loan.

(c) Affiliated fund.

Glossary:
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

38	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Mid-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—93.9%
Consumer Discretionary—11.9%
Gannett Co., Inc.	7,400	$407
Harley-Davidson, Inc.	6,700	399
Leggett & Platt, Inc.	18,200	401
Limited Brands, Inc.	13,900	382
Mattel, Inc.	15,700	397

		1,986

Consumer Staples—7.2%
HJ Heinz Co.	8,500	403
Pepsi Bottling Group, Inc.	11,800	397
Supervalu, Inc.	8,700	403

		1,203

Energy—12.1%
Anadarko Petroleum Corp.	7,900	411
Chesapeake Energy Corp.	11,400	394
Cimarex Energy Co.	10,100	398
Hess Corp.	7,000	413
Pogo Producing Co.	7,900	401

		2,017

Financial Services—23.9%
Associated Banc-Corp.	12,200	399
Comerica, Inc.	6,700	398
Key Corp.	11,300	388
Lincoln National Corp.	5,700	404
Mercury General Corp.	7,400	408
Nationwide Financial Services	6,400	405
Protective Life Corp.	8,300	397
Regions Financial Corp.	11,800	390
Reinsurance Group of America, Inc.	6,700	404
RenaissanceRe Holdings Ltd.	6,600	409

		4,002

Healthcare—2.5%
Biovail Corp.	15,800	402
Omnicare, Inc.	700	25

		427

Industrial—17.1%
Avery Dennison Corp.	6,100	406
Ingersoll-Rand Co., Ltd., Class A	7,600	417
L-3 Communications Holdings, Inc.	4,200	409
Masco Corp.	14,200	404
Parker Hannifin Corp.	4,100	401
RR Donnelley & Sons Co.	9,300	405
Teleflex, Inc.	5,000	409

		2,851

Information Technology—4.8%
CDW Corp. (a)	4,800	408
Seagate Technology, Inc.	18,400	401

		809

Materials & Processing—4.9%
Lubrizol Corp.	6,200	400
PPG Industries, Inc.	5,400	411

		811

Telecommunications—2.3%
Windstream Corp.	26,200	387

Utilities—7.2%
Atmos Energy Corp.	13,400	403
DTE Energy Co.	8,200	395
KeySpan Corp.	9,500	399

		1,197

Total Common Stock (cost—$14,858)		15,690

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $800; collateralized by Fannie Mae 5.55%, due 7/10/28, valued at $820 including accrued interest (cost—$800)	$800	$800

Total Investments (cost—$15,658)—98.7%		16,490

Other assets less liabilities—1.3%		218

Net Assets—100.0%		$16,708

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	39

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—93.3%
Consumer Discretionary—5.9%
ArvinMeritor, Inc. (a)	2,083,000	$46,243
Brown Shoe Co., Inc.	666,750	16,215
Cato Corp., Class A (a)	1,445,500	31,714
CKE Restaurants, Inc.	150,000	3,010
Ethan Allen Interiors, Inc. (a)	1,371,200	46,964
Kellwood Co. (a)	768,700	21,616
Lancaster Colony Corp. (a)	690,000	28,904
Sonic Automotive, Inc. (a)	1,428,400	41,381
Thor Industries, Inc. (a)	1,062,400	47,957

		284,004

Consumer Staples—7.8%
Corn Products International, Inc.	1,393,000	63,312
JM Smucker Co.	926,500	58,981
Loews Corp. Carolina Group	753,000	58,184
PepsiAmericas, Inc.	2,060,200	50,598
Pilgrim’s Pride Corp. (a)	1,233,900	47,098
Ruddick Corp. (a)	1,280,700	38,575
Universal Corp. (a)	941,500	57,356

		374,104

Energy—12.0%
Berry Petroleum Co., Class A (a)	1,533,400	57,778
Buckeye Partners L.P., UNIT (a)	915,000	46,958
Cabot Oil & Gas Corp. (a)	1,500,000	55,320
Cimarex Energy Co.	1,106,900	43,623
Frontier Oil Corp.	1,120,300	49,036
Holly Corp. (a)	816,100	60,546
Lufkin Industries, Inc.	480,600	31,023
Magellan Midstream Partners L.P., UNIT (a)	1,234,000	57,480
NuStar Energy L.P., UNIT (a)	395,000	27,057
St. Mary Land & Exploration Co.	1,322,000	48,412
Suburban Propane Partners L.P. (a)	268,100	12,834
TC Pipelines L.P., UNIT (a)	181,400	7,153
Tidewater, Inc. (a)	689,000	48,836
Tsakos Energy Navigation Ltd. (a)	104,500	7,306
Western Refining, Inc. (a)	395,000	22,831

		576,193

Financial Services—18.2%
Advance America, Cash Advance Centers, Inc. (a)	2,000,900	35,496
American Equity Investment Life Holding Co. (a)	1,443,300	17,435
American Financial Group, Inc. (a)	1,383,000	47,229
BancorpSouth, Inc.	1,155,000	28,251
Bank of Hawaii Corp.	908,100	46,894
CBL & Associates Properties, Inc., REIT	1,190,000	42,899
Cullen/Frost Bankers, Inc.	918,300	49,102
Delphi Financial Group, Inc.,
Class A (a)	1,064,500	44,517
Equity One, Inc., REIT (a)	1,658,800	42,382
First Charter Corp.	511,900	9,967
First Industrial Realty Trust, Inc., REIT (a)	992,000	38,450
FirstMerit Corp. (a)	414,900	8,684
Healthcare Realty Trust, Inc., REIT (a)	1,535,000	42,642
Hilb Rogal & Hobbs Co. (a)	1,087,000	46,589
HRPT Properties Trust, REIT (a)	3,995,000	41,548
Infinity Property & Casualty Corp. (a)	319,200	16,193

	Shares	Value (000s)

Kingsway Financial Services, Inc. (a)	677,100	$12,513
LandAmerica Financial Group, Inc. (a)	219,900	21,218
National Penn Bancshares, Inc. (a)	858,000	14,311
Nationwide Health Properties, Inc., REIT (a)	1,480,000	40,256
Ohio Casualty Corp.	1,258,200	54,493
Old National Bancorp (a)	799,500	13,280
Potlatch Corp., REIT (a)	1,069,038	46,022
Provident Bankshares Corp. (a)	1,083,000	35,501
Susquehanna Bancshares, Inc. (a)	940,000	21,028
TierOne Corp.	309,600	9,319
Washington Federal, Inc.	1,905,000	46,311

		872,530

Healthcare—2.5%
Hillenbrand Industries, Inc. (a)	590,000	38,350
Invacare Corp. (a)	1,200,000	21,996
Owens & Minor, Inc. (a)	1,321,000	46,155
West Pharmaceutical Services, Inc. (a)	285,000	13,438

		119,939

Industrial—23.2%
Acuity Brands, Inc.	832,000	50,153
Albany International Corp., Class A (a)	1,101,500	44,545
Arkansas Best Corp. (a)	1,136,100	44,274
Barnes Group, Inc. (a)	1,848,000	58,545
Briggs & Stratton Corp. (a)	1,272,200	40,151
Crane Co.	1,231,000	55,949
Curtiss-Wright Corp. (a)	1,408,400	65,645
DRS Technologies, Inc. (a)	985,400	56,434
DryShips, Inc. (a)	241,300	10,468
Excel Maritime Carriers Ltd.	374,900	9,440
Frontline Ltd. (a)	1,400,000	64,190
General Maritime Corp. (a)	1,266,200	33,909
Harsco Corp.	937,000	48,724
Kennametal, Inc.	778,900	63,893
Lennox International, Inc.	1,237,000	42,342
Lincoln Electric Holdings, Inc. (a)	854,000	63,401
Mueller Industries, Inc.	1,108,000	38,159
Quintana Maritime Ltd. (a)	582,700	9,218
Regal-Beloit Corp. (a)	975,500	45,400
Schawk, Inc. (a)	576,900	11,550
Simpson Manufacturing Co., Inc. (a)	1,285,200	43,363
Skywest, Inc.	1,766,000	42,084
Teekay Shipping Corp. (a)	388,700	22,510
Teleflex, Inc.	626,600	51,243
Universal Forest Products, Inc. (a)	519,200	21,941
Werner Enterprises, Inc. (a)	2,409,000	48,541
World Fuel Services Corp. (a)	599,200	25,202

		1,111,274

Information Technology—2.9%
Landauer, Inc.	311,400	15,337
Methode Electronics, Inc. (a)	1,196,300	18,722
Park Electrochemical Corp.	662,100	18,658
Technitrol, Inc.	1,045,000	29,960
Tektronix, Inc. (a)	1,597,700	53,906

		136,583

Materials & Processing—11.8%
Agnico-Eagle Mines Ltd. (a)	1,285,000	46,902
Bemis Co., Inc.	839,600	27,858
Cleveland-Cliffs, Inc. (a)	871,200	67,666
Commercial Metals Co.	1,754,000	59,233

	Shares	Value (000s)

Iamgold Corp. (a)	6,414,900	$49,138
Lubrizol Corp.	905,000	58,418
Methanex Corp. (a)	1,914,500	48,130
Quanex Corp. (a)	1,002,500	48,822
Royal Gold, Inc. (a)	1,346,600	32,009
RPM International, Inc. (a)	2,166,600	50,070
Sensient Technologies Corp. (a)	1,640,000	41,640
Sonoco Products Co.	464,500	19,885
Westlake Chemical Corp. (a)	545,100	15,328

		565,099

Telecommunications—0.8%
Iowa Telecommunications Services, Inc. (a)	1,678,000	38,141

Transportation—0.0%
Genco Shipping & Trading Ltd. (a)	58,000	2,393

Utilities—8.2%
Atmos Energy Corp.	1,380,000	41,483
Cleco Corp. (a)	1,577,000	38,637
Energen Corp.	1,096,000	60,214
National Fuel Gas Co. (a)	1,130,000	48,940
Southwest Gas Corp.	890,000	30,091
UGI Corp.	1,715,000	46,785
Vectren Corp.	1,400,000	37,702
Westar Energy, Inc. (a)	1,770,000	42,976
WGL Holdings, Inc. (a)	1,349,700	44,054

		390,882

Total Common Stock (cost—$3,227,906)		4,471,142

SHORT-TERM INVESTMENTS—40.1%
Collateral Invested for Securities on Loan (c)—33.6%
Allianz Dresdner Daily Asset Fund (d)	80,000,000	80,000
	Principal Amount (000s)
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$43,000	42,752
Anglo Irish Bank,
5.35% due 2/5/08, FRN (b)	20,000	20,000
Axon Group PLC, FRN (b),
5.318% due 6/9/08	50,000	49,995
5.419% due 6/6/08	20,000	20,000
5.425% due 5/6/08	20,000	19,998
5.435% due 6/6/08	30,000	30,000
5.445% due 6/18/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	64,500	64,500
5.435% due 7/2/07	87,000	87,000
Bavaria TRR Corp.,
5.341% due 7/19/07	39,000	38,884
Bavaria Universal Funding,
5.329% due 7/16/07	30,000	29,925
5.33% due 7/16/07	31,900	31,820
Bear Stearns Cos., Inc.,
5.42% due 2/15/08	89,000	89,000
5.495% due 7/2/07	20,000	20,000
5.575% due 7/2/07	72,000	72,000
Canadian Imperial Bank,
5.313% due 7/2/07	49,414	49,414
Cheyne Capital LLC (b),
5.435% due 5/13/08	13,000	12,999
5.436% due 6/6/08, FRN	5,000	4,999
CIT Group, Inc., FRN,
5.464% due 5/9/08	1,000	1,001
5.606% due 5/9/08	3,000	3,002
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	165,000	165,000

40	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont’d.)

NFJ Small-Cap Value Fund

June 30, 2007

	Principal Amount (000s)	Value (000s)
Davis Square Funding III Corp.,
5.331% due 7/13/07	$5,000	$4,990
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (b)	8,000	7,997
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	25,000	24,989
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	12,000	11,963
Goldman Sachs Group L.P., FRN,
5.436% due 12/28/07	25,000	25,018
5.505% due 12/18/07 (b)	35,000	35,000
Goldman Sachs Group L.P., Series 2
5.37% due 9/15/07, FRN (b)	10,000	10,000
Harrier Finance Funding U.S. LLC (b),
5.301% due 8/14/07	25,000	24,999
5.437% due 2/5/08, FRN	15,000	15,002
HBOS Treasury Services PLC,
5.31% due 7/17/07	35,000	35,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (b)	24,000	24,000
K2, Inc., FRN (b),
5.323% due 2/26/08	2,000	1,999
5.425% due 4/9/08	25,000	24,997
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (b)	10,000	10,001
Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	10,000	10,000
Morgan Stanley,
5.41% due 3/3/08, FRN	10,000	10,000
5.435% due 8/17/07	63,000	63,000
5.445% due 9/28/07	45,000	45,000
5.445% due 12/28/07	51,000	51,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (b)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07, FRN (b)	25,000	24,997
5.30% due 12/5/07	5,000	4,999
5.301% due 7/16/07 (b)	20,000	19,998
5.305% due 11/2/07 (b)	20,000	19,996
Salomon Smith Barney, Inc.,
5.475% due 7/2/07	24,000	24,000
Sigma Finance, Inc., FRN (b),
5.424% due 5/16/08	2,000	2,000
5.43% due 12/6/07	35,000	35,000
5.43% due 5/16/08	45,000	45,011
Toyota Motor Credit Corp.,
5.30% due 7/19/07, FRN	18,000	18,000
Zane Funding LLC,
5.503% due 7/2/07	24,000	23,989

		1,610,213

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—6.5%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $308,911; collateralized by Fannie Mae, 4.625%-5.55%, due 5/22/12-1/2/14, valued at $93,272 including accrued interest; and by Federal Home Loan Bank, 4.00%-5.625%, due 5/21/13-3/14/36, valued at $62,291 including accrued interest; and Freddie Mac, 5.40%, due 6/4/12, valued at $159,400 including accrued interest (cost—$308,785)	$308,785	$308,785

Total Short-Term Investments (cost—$1,918,830)		1,918,998

Total Investments (cost—$5,146,736)—133.4%		6,390,140

Liabilities in excess of other assets—(33.4%)		(1,599,204)

Net Assets—100.0%		$4,790,936

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $1,562,310; cash collateral of $1,606,827 was received with which the Fund purchased short-term investments.

(b) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	41

Schedule of Investments

OCC Core Equity Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—96.2%
Aerospace—2.2%
Boeing Co.	1,800	$173

Building—1.3%
Centex Corp.	2,700	108

Capital Goods—3.3%
Parker Hannifin Corp.	1,800	176
Textron, Inc.	800	88

		264

Consumer Discretionary—4.9%
Best Buy Co., Inc.	4,700	219
V.F. Corp.	1,950	179

		398

Consumer Services—1.3%
News Corp., Class A	5,000	106

Consumer Staples—4.8%
Coca-Cola Co.	3,000	157
Colgate-Palmolive Co.	1,200	78
Walgreen Co.	3,500	152

		387

Energy—11.7%
Arch Coal, Inc.	3,400	118
Chevron Corp.	2,100	177
ConocoPhillips	4,100	322
GlobalSantaFe Corp.	2,600	188
Weatherford International Ltd. (a)	2,500	138

		943

Financial Services—15.4%
Bank of America Corp.	2,900	142
Capital One Financial Corp.	3,500	275
Goldman Sachs Group, Inc.	750	163
MBIA, Inc.	2,900	180
Merrill Lynch & Co., Inc.	1,500	125
Wachovia Corp.	2,800	143
Wells Fargo & Co.	6,000	211

		1,239

Healthcare—15.3%
Abbott Laboratories	3,400	182
Aetna, Inc.	2,600	129
Roche Holdings AG ADR	2,925	260
Teva Pharmaceutical Industries Ltd. ADR	5,000	206
UnitedHealth Group, Inc.	2,300	118
Wyeth	5,900	338

		1,233

Materials & Processing—2.9%
Nucor Corp.	2,400	141
Vulcan Materials Co.	800	92

		233

Technology—26.3%
Adobe Systems, Inc. (a)	3,700	149
Cisco Systems, Inc. (a)	14,000	390
Corning, Inc. (a)	5,100	130
EMC Corp. (a)	20,400	369
Hewlett-Packard Co.	8,600	384
Nokia Corp. ADR	8,000	225
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	11,457	127
Texas Instruments, Inc.	9,200	346

		2,120

	Shares	Value (000s)

Telecommunications—4.5%
AT&T, Inc.	5,400	$224
NII Holdings, Inc., Class B (a)	1,700	138

		362

Transportation—2.3%
Union Pacific Corp.	1,600	184

Total Common Stock (cost—$6,681)		7,750

	Principal Amount (000s)

Repurchase Agreement—3.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $313; collateralized by Freddie Mac 5.80%, due 4/23/14, valued at $320 including accrued interest (cost—$313)	$313	313

Total Investments (cost—$6,994)—100.1%		8,063

Liabilities in excess of other assets—(0.1%)		(11)

Net Assets—100.0%		$8,052

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

42	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Equity Premium Strategy Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—96.2%
Aerospace—5.2%
Boeing Co. (a)	23,000	$2,212
United Technologies Corp.	20,500	1,454

		3,666

Building—1.8%
Centex Corp. (c)	31,400	1,259

Capital Goods—4.5%
Illinois Tool Works, Inc.	29,600	1,604
Textron, Inc. (a)	14,500	1,597

		3,201

Consumer Discretionary—1.5%
Best Buy Co., Inc.	23,700	1,106

Consumer Services—1.8%
News Corp., Class A	59,500	1,262

Consumer Staples—6.0%
Altria Group, Inc.	19,700	1,382
Coca-Cola Co.	27,200	1,423
Colgate-Palmolive Co.	12,100	784
Walgreen Co.	15,100	658

		4,247

Energy—10.6%
Chevron Corp.	18,700	1,575
ConocoPhillips	37,200	2,920
GlobalSantaFe Corp. (a)	28,500	2,059
Weatherford International Ltd. (b)	17,300	956

		7,510

Financial Services—16.0%
Bank of America Corp. (a)	22,900	1,119
Capital One Financial Corp. (a)	26,400	2,071
CapitalSource, Inc., REIT (c)	38,800	954
Goldman Sachs Group, Inc.	4,800	1,040
JPMorgan Chase & Co. (a)	25,200	1,221
Lehman Brothers Holdings, Inc.	9,100	678
MBIA, Inc. (c)	15,700	977
Merrill Lynch & Co., Inc.	15,000	1,254
Wells Fargo & Co. (a)	58,400	2,054

		11,368

Healthcare—10.8%
Abbott Laboratories	47,300	2,533
Aetna, Inc.	13,200	652
Novartis AG ADR	12,100	678
Roche Holdings AG	11,800	2,091
Teva Pharmaceutical Industries Ltd. ADR	9,400	388
Wyeth	23,400	1,342

		7,684

Materials & Processing—5.1%
Freeport-McMoRan
Copper & Gold, Inc. (a)	22,000	1,822
Nucor Corp.	13,400	786
Vulcan Materials Co. (a)	8,700	996

		3,604

Technology—22.6%
Cisco Systems, Inc. (a)(b)	123,000	3,426
Corning, Inc. (b)	30,200	772
EMC Corp. (b)	144,700	2,619
Hewlett-Packard Co. (a)	68,600	3,061
Nokia Corp. ADR (a)	58,000	1,630
Nortel Networks Corp. (b)(c)	33,400	803
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (a)	68,994	768
Texas Instruments, Inc.	78,800	2,965

		16,044

	Shares	Value (000s)

Telecommunications—6.7%
AT&T, Inc. (a)	26,800	$1,112
NII Holdings, Inc., Class B (a)(b)	15,300	1,235
Sprint Nextel Corp. (a)(c)	115,000	2,382

		4,729

Transportation—3.6%
Continental Airlines, Inc. (b)	36,400	1,233
Union Pacific Corp.	11,500	1,324

		2,557

Total Common Stock (cost—$63,971)		68,237

SHORT-TERM INVESTMENTS—10.4%
Collateral Invested for Securities on Loan (d)—6.0%
Allianz Dresdner Daily Asset Fund (e)	3,766,846	3,767

	Principal Amount (000s)
Bank of America N.A.,
5.425% due 11/8/07, FRN	$500	500

		4,267

Repurchase Agreement—4.4%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $3,138; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $3,202 including accrued interest (cost—$3,137)	3,137	3,137

Total Short-Term Investments (cost—$7,404)		7,404

Total Investments before options written (cost—$71,375) (f)—106.6%		75,641

OPTIONS WRITTEN (b)—(0.5%)
	Contracts
Call Options—(0.5%)
AMEX Broker/Dealer Index (CBOE) strike price $280, expires 8/18/07	100	(9)
Amex Oil Index (CBOE) strike price $1,430, expires 7/21/07	30	(75)
Boeing Co. (CBOE) strike price $105, expires 8/18/07	180	(10)
Capital One Financial Corp. (CBOE) strike price $85, expires 7/21/07	200	(5)
Continental Airlines, Inc. (OTC) strike price $47, expires 7/20/07	300	—
EMC Corp. (OTC) strike price $17.50, expires 7/13/07	1,000	(78)
Freeport-McMoRan Copper & Gold, Inc. (CBOE) strike price $85, expires 7/21/07	200	(44)

	Contracts	Value (000s)

GlobalSantaFe Corp. (CBOE) strike price $75, expires 7/21/07	$200	$(18)
Illinois Tool Works, Inc. (OTC) strike price $57, expires 7/20/07	250	(7)
NII Holdings, Inc., Class B (CBOE) strike price $85, expires 7/21/07	125	(7)
Nokia Corp. (CBOE) strike price $30, expires 8/18/07	450	(23)
S&P 500 Index (CBOE) strike price $1,550, expires 8/18/07	50	(68)
strike price $1,565, expires 7/21/07	50	(6)
Sprint Corp. (CBOE) strike price $25, expires 7/21/07	750	(4)
Textron, Inc. (CBOE) strike price $115, expires 7/21/07	100	(15)
Vulcan Materials Co. (CBOE) strike price $125, expires 7/21/07	80	(1)
Wyeth (OTC) strike price $61.50, expires 8/17/07	150	(6)

Total Options Written (premiums received—$436)		(376)

Total Investments net of options written (cost—$70,940)—106.1%		75,265

Other liabilities in excess of other assets—(6.1%)		(4,299)

Net Assets—100.0%		$70,966

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $4,137; cash collateral of $4,266 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $2,091 which represents 2.95% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
OTC—Over the Counter
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	43

Schedule of Investments

OCC Growth Fund

June 30, 2007

	Shares	Value (000s)
COMMON STOCK—96.7%
Aerospace—3.0%
Rockwell Collins, Inc.	41,700	$2,945
United Technologies Corp.	204,000	14,470

		17,415

Capital Goods—3.4%
Joy Global, Inc. (b)	121,000	7,058
Textron, Inc.	117,000	12,883

		19,941

Chemicals—1.1%
Monsanto Co.	95,500	6,450

Consumer Discretionary—3.5%
Best Buy Co., Inc. (b)	271,400	12,666
Nordstrom, Inc. (b)	150,000	7,668

		20,334

Consumer Services—3.7%
Hilton Hotels Corp.	490,000	16,400
Marriott International, Inc., Class A	120,000	5,189

		21,589

Consumer Staples—7.1%
Altria Group, Inc.	146,000	10,240
Coca-Cola Co.	215,000	11,247
Colgate-Palmolive Co.	167,200	10,843
Kellogg Co. (b)	121,300	6,282
Wm. Wrigley Jr. Co.	44,600	2,467

		41,079

Energy—8.0%
Arch Coal, Inc. (b)	176,000	6,125
ConocoPhillips	226,000	17,741
EOG Resources, Inc.	37,300	2,725
Nabors Industries Ltd. (a)(b)	368,000	12,284
Transocean, Inc. (a)	66,800	7,079

		45,954

Financial Services—8.8%
BlackRock, Inc. (b)	63,000	9,865
CapitalSource, Inc., REIT (b)	223,500	5,496
Capital One Financial Corp.	125,000	9,805
Goldman Sachs Group, Inc.	26,500	5,744
Hong Kong Exchange & Clearing Ltd.	250,000	3,533
IntercontinentalExchange, Inc. (a)	93,000	13,750
Lehman Brothers Holdings, Inc.	33,700	2,511

		50,704

Healthcare—23.4%
Abbott Laboratories	294,600	15,776
Celgene Corp. (a)(b)	321,400	18,426
Express Scripts, Inc. (a)	128,600	6,431
Gilead Sciences, Inc. (a)	356,000	13,802
Hologic, Inc. (a)(b)	135,000	7,467
Roche Holdings AG	96,000	17,010
Teva Pharmaceutical Industries Ltd. ADR	371,000	15,303
UnitedHealth Group, Inc.	457,000	23,371
Wyeth	302,700	17,357

		134,943

Materials & Processing—3.1%
Precision Castparts Corp.	145,900	17,707

Technology—28.0%
Adobe Systems, Inc. (a)	533,100	21,404
Analog Devices, Inc.	215,000	8,093
Broadcom Corp., Class A (a)	344,000	10,062
Cisco Systems, Inc. (a)	936,100	26,070

	Shares	Value (000s)
EMC Corp. (a)	1,294,000	$23,421
Google, Inc., Class A (a)	39,600	20,726
Hewlett-Packard Co.	272,200	12,146
Nortel Networks Corp. (a)(b)	317,000	7,624
QUALCOMM, Inc.	434,000	18,831
Texas Instruments, Inc.	352,000	13,246

		161,623

Telecommunications—2.1%
NII Holdings, Inc., Class B (a)	146,600	11,837

Transportation—1.5%
Ryanair Holdings PLC ADR (a)(b)	223,000	8,418

Total Common Stock (cost—$461,981)		557,994

SHORT-TERM INVESTMENTS—21.8%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—18.3%
Anglo Irish Bank,
5.35% due 2/5/08, FRN (d)	$5,000	5,000
Axon Group PLC,
5.425% due 5/6/08, FRN (d)	5,000	4,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	10,000	10,000
Bavaria TRR Corp.,
5.341% due 7/19/07	13,000	12,961
Canadian Imperial Bank,
5.313% due 7/2/07	2,569	2,569
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	19,000	19,000
Davis Square Funding III Corp.,
5.331% due 7/13/07	8,000	7,983
Giro Funding U.S. Corp.,
5.315% due 7/20/07	8,000	7,975
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (d)	7,000	7,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	3,000	3,000
K2, Inc.,
5.323% due 2/26/08, FRN (d)	1,000	1,000
Links Finance LLC,
5.296% due 4/1/08, FRN (d)	1,000	1,000
Morgan Stanley,
5.41% due 3/3/08, FRN	1,000	1,000
5.445% due 12/28/07	5,000	5,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	5,000
Sigma Finance, Inc.,
5.43% due 12/6/07, FRN (d)	5,000	5,000

		105,491

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $20,164; collateralized by Fannie Mae 5.57%, due 6/30/28, valued at $20,560 including accrued interest (cost—$20,156)	20,156	20,156

Total Short-Term Investments (cost—$125,595)		125,647

Value (000s)
Total Investments (cost—$587,576) (e)—118.5%	$683,641

Liabilities in excess of other assets—(18.5%)	(106,589)

Net Assets—100.0%	$577,052

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $102,377; cash collateral of $105,128 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Securities with an aggregate value of $20,543, representing 3.56% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

44	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Opportunity Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—99.4%
Aerospace—2.3%
ARGON ST, Inc. (a)	151,371	$3,513
TransDigm Group, Inc. (a)	59,630	2,413

		5,926

Capital Goods—4.4%
Chart Industries, Inc. (a)	95,600	2,719
Force Protection, Inc. (a)(b)	180,643	3,728
Smith & Wesson Holding Corp. (a)(b)	126,800	2,124
TurboChef Technologies, Inc. (a)(b)	210,038	2,924

		11,495

Commercial Products—2.9%
H&E Equipment Services, Inc. (a)	271,334	7,527

Consumer Discretionary—4.4%
Coldwater Creek, Inc. (a)	114,600	2,662
Red Robin Gourmet Burgers, Inc. (a)	56,000	2,261
Under Armour, Inc. (a)	84,800	3,871
Wet Seal, Inc. (a)(b)	464,400	2,791

		11,585

Consumer Services—14.3%
Advisory Board Co. (a)	35,100	1,950
Clayton Holdings, Inc. (a)	232,573	2,649
Forrester Research, Inc. (a)	78,756	2,215
Huron Consulting Group, Inc. (a)	29,930	2,185
LECG Corp. (a)	410,301	6,200
Life Time Fitness, Inc. (a)(b)	138,900	7,394
New Oriental Education & Technology Group ADR (a)	74,664	4,011
On Assignment, Inc. (a)	196,800	2,110
Pinnacle Entertainment, Inc. (a)	152,892	4,304
Resources Connection, Inc. (a)	126,600	4,200

		37,218

Consumer Staples—1.6%
SunOpta, Inc. (a)(b)	384,600	4,288

Energy—8.5%
Aurora Oil & Gas Corp. (a)(b)	1,266,800	2,698
Helix Energy Solutions Group, Inc. (a)	135,600	5,412
Petroquest Energy, Inc. (a)	353,600	5,141
Quicksilver Resources, Inc. (a)(b)	199,300	8,885

		22,136

Financial Services—4.5%
Evercore Partners, Inc.	81,400	2,423
Fremont General Corp. (b)	154,100	1,658
MRU Holdings, Inc. (a)	267,106	1,683
Redwood Trust, Inc., REIT (b)	51,200	2,477
VistaPrint Ltd. (a)	88,749	3,395

		11,636

Healthcare—22.0%
Advanced Magnetics, Inc. (a)	32,700	1,902
BioMarin Pharmaceutical, Inc. (a)	121,400	2,178
Cardiome Pharma Corp. (a)	335,457	3,090
Cubist Pharmaceuticals, Inc. (a)	258,000	5,085
CV Therapeutics, Inc. (a)(b)	283,700	3,748
Durect Corp. (a)(b)	754,500	2,905
Halozyme Therapeutics, Inc. (a)	207,375	1,914
Hologic, Inc. (a)(b)	43,000	2,378
Illumina, Inc. (a)(b)	103,755	4,211

	Shares	Value (000s)

Indevus Pharmaceuticals, Inc. (a)(b)	396,200	$2,666
Martek Biosciences Corp. (a)(b)	179,200	4,654
Micrus Endovascular Corp (a)	92,200	2,268
NuVasive, Inc. (a)	83,100	2,245
NxStage Medical, Inc. (a)(b)	166,921	2,158
Salix Pharmaceuticals Ltd. (a)	412,111	5,069
Theravance, Inc. (a)	76,626	2,452
Ventana Medical Systems, Inc. (a)	42,009	3,246
Vital Images, Inc. (a)	193,000	5,242

		57,411

Materials & Processing—1.1%
Dynamic Materials Corp. (b)	73,900	2,771

Technology—26.0%
Allscripts Healthcare Solutions, Inc. (a)(b)	147,300	3,753
American Reprographics Co. (a)(b)	143,642	4,423
Atheros Communications, Inc. (a)	66,300	2,045
Cogent Communications Group, Inc. (a)(b)	186,200	5,562
Commvault Systems, Inc. (a)	161,431	2,788
Concur Technologies, Inc. (a)(b)	100,172	2,289
Innerworkings, Inc. (a)(b)	338,900	5,429
Knot, Inc. (a)(b)	115,700	2,336
Liquidity Services, Inc. (a)	108,800	2,043
Microsemi Corp. (a)(b)	145,300	3,480
Netlogic Microsystems, Inc. (a)(b)	81,700	2,601
Omniture, Inc. (a)(b)	112,300	2,574
Opsware, Inc. (a)(b)	453,673	4,314
Perficient, Inc. (a)	147,900	3,062
Phase Forward, Inc. (a)	127,120	2,139
RightNow Technologies, Inc. (a)(b)	276,965	4,545
Sapient Corp. (a)	388,500	3,003
SI International, Inc. (a)	66,800	2,206
THQ, Inc. (a)	61,500	1,877
Ultimate Software Group, Inc. (a)	72,500	2,097
Wind River Systems, Inc. (a)	486,700	5,354

		67,920

Telecommunications—2.0%
SAVVIS, Inc. (a)	109,500	5,421

Transportation—3.3%
American Commercial Lines, Inc. (a)(b)	143,900	3,749
Copa Holdings S.A.	43,800	2,945
Old Dominion Freight Line, Inc. (a)	65,100	1,963

		8,657

Waste Disposal—2.1%
Basin Water, Inc. (a)(b)	398,100	3,464
Fuel Tech, Inc. (a)	55,567	1,903

		5,367

Total Common Stock (cost—$222,573)		259,358

SHORT-TERM INVESTMENTS—27.0%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—26.3%
Anglo Irish Bank,
5.35% due 2/5/08, FRN (c)	$5,000	5,000

	Principal Amount (000s)	Value (000s)

Axon Group PLC, FRN (c),
5.425% due 5/6/08	$5,000	$4,999
5.435% due 6/6/08	5,000	5,000
Bank of America N.A.,
5.435% due 7/2/07	5,000	5,000
Bayerische Landesbank,
5.38% due 2/24/08, FRN	1,000	1,000
Canadian Imperial Bank,
5.312% due 7/2/07	7,605	7,605
Cheyne Capital LLC,
5.435% due 5/13/08 (c)	2,000	2,000
CIT Group, Inc.,
5.464% due 5/9/08, FRN	5,000	5,004
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	8,000	8,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (c)	3,000	3,000
K2, Inc.,
5.323% due 2/26/08, FRN (c)	1,000	1,000
Links Finance LLC,
5.30% due 4/1/08, FRN (c)	5,000	5,001
Morgan Stanley,
5.435% due 8/17/07	5,000	5,000
5.445% due 12/28/07	5,000	5,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (c)	1,000	1,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	4,999

		68,608

Repurchase Agreement—0.7%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $1,943; collateralized by Fannie Mae 5.05%, due 4/28/15, valued at $1,982 including accrued interest (cost—$1,942)	1,942	1,942

Total Short-Term Investments (cost—$70,549)		70,550

Total Investments (cost—$293,122)—126.4%		329,908

Liabilities in excess of other assets—(26.4%)		(68,940)

Net Assets—100.0%		$260,968

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $65,400; cash collateral of $68,473 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with cash proceeds from securities on loan.

Glossary:
ADR—American Depositary Receipt

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	45

Schedule of Investments

OCC Target Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.9%
Building/Construction—1.9%
McDermott International, Inc. (a)	150,000	$12,468

Capital Goods—3.5%
Force Protection, Inc. (a)(b)	350,000	7,224
Manitowoc Co., Inc.	100,000	8,038
Textron, Inc.	75,000	8,258

		23,520

Chemicals—0.7%
Mosaic Co. (a)	125,000	4,878

Communications—1.8%
Focus Media Holding Ltd. ADR (a)(b)	235,000	11,867

Consumer Discretionary—8.8%
CapitalSource, Inc., REIT (b)	500,000	12,295
Coach, Inc. (a)	275,000	13,033
CROCS, Inc. (a)(b)	275,000	11,833
Dick’s Sporting Goods, Inc. (a)(b)	130,000	7,562
Nordstrom, Inc.	185,000	9,457
Under Armour, Inc. (a)(b)	100,000	4,565

		58,745

Consumer Services—10.2%
Corrections Corp of America (a)	150,000	9,466
Hilton Hotels Corp.	350,000	11,715
Live Nations, Inc. (a)	450,000	10,071
New Oriental Education & Technology Group ADR (a)	215,000	11,550
Pinnacle Entertainment, Inc. (a)(b)	400,000	11,260
Starwood Hotels & Resorts Worldwide, Inc.	140,000	9,390
XM Satellite Radio Holdings, Inc., Class A (a)(b)	400,000	4,708

		68,160

Consumer Staples—1.5%
Fomento Economico Mexicano S.A. de C.V. ADR	255,000	10,027

Energy—8.0%
Helix Energy Solutions Group, Inc. (a)(b)	350,000	13,969
Nabors Industries Ltd. (a)	175,000	5,842
PetroHawk Energy Corp. (a)	425,000	6,740
Quicksilver Resources, Inc. (a)(b)	425,000	18,946
Sunoco, Inc.	105,000	8,366

		53,863

Financial Services—6.1%
Affiliated Managers Group, Inc. (a)(b)	75,000	9,657
IntercontinentalExchange, Inc. (a)	90,000	13,307
Lazard Ltd., Class A	210,000	9,456
VistaPrint Ltd. (a)	225,000	8,606

		41,026

Healthcare—17.7%
BioMarin Pharmaceutical, Inc. (a)(b)	440,000	7,894
Celgene Corp. (a)	223,000	12,784
Coventry Health Care, Inc. (a)	135,000	7,783
Express Scripts, Inc. (a)	230,000	11,502
Gen-Probe, Inc. (a)	186,000	11,238
Hologic, Inc. (a)(b)	225,000	12,445
Illumina, Inc. (a)(b)	230,000	9,336
Intuitive Surgical, Inc. (a)(b)	105,000	14,571
Psychiatric Solutions, Inc. (a)(b)	400,000	14,504
Theravance, Inc. (a)	350,000	11,200
Ventana Medical Systems, Inc. (a)(b)	70,500	5,447

		118,704

	Shares	Value (000s)

Materials & Processing—4.9%
Freeport-McMoRan Copper & Gold, Inc., Class B	125,000	$10,352
Precision Castparts Corp.	185,000	22,452

		32,804

Multi-Media—1.8%
Central European Media Enterprises Ltd., Class A (a)(b)	125,000	12,197

Technology—24.0%
Activision, Inc. (a)	350,000	6,535
Adobe Systems, Inc. (a)	280,000	11,242
Akamai Technologies, Inc. (a)(b)	285,000	13,862
American Tower Corp. (a)	400,000	16,800
Broadcom Corp., Class A (a)	200,000	5,850
Ciena Corp. (a)(b)	340,000	12,284
Citrix Systems, Inc. (a)	550,000	18,519
Cogent Communications Group, Inc. (a)(b)	585,000	17,474
F5 Networks, Inc. (a)	135,000	10,881
General Cable Corp (a)(b)	165,000	12,499
Intersil Corp.	365,000	11,483
Microchip Technology, Inc.	330,000	12,223
National Semi-conductor Corp. (b)	390,000	11,025

		160,677

Telecommunications—5.0%
Clearwire Corp. (a)(b)	350,000	8,551
NII Holdings, Inc., Class B (a)	240,000	19,378
Virgin Media, Inc. (b)	225,000	5,483

		33,412

Transportation—1.8%
Copa Holdings S.A.	150,000	10,086
Expeditors International Washington, Inc.	50,000	2,065

		12,151

Utilities—1.2%
NRG Energy, Inc. (a)(b)	185,000	7,690

Total Common Stock (cost—$509,236)		662,189

SHORT-TERM INVESTMENTS—34.2%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—32.8%
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$15,000	14,914
Anglo Irish Bank,
5.35% due 2/5/08, FRN (d)	5,000	5,000
Axon Group PLC, FRN (d),
5.425% due 5/6/08	10,000	9,999
5.435% due 6/6/08	5,000	5,000
Bank of America N.A.,
5.425% due 11/8/07, FRN	10,000	10,000
5.435% due 7/2/07	14,000	14,000
Bavaria TRR Corp.,
5.341% due 7/19/07	18,000	17,946
Bayerische Landesbank,
5.38% due 2/24/08, FRN	1,000	1,000
Bear Stearns Cos., Inc.,
5.495% due 7/2/07	5,000	5,000
5.575% due 7/2/07	10,000	10,000
Canadian Imperial Bank,
5.313% due 7/2/07	9,450	9,450
CIT Group, Inc.,
5.464% due 5/9/08, FRN	3,000	3,002

	Principal Amount (000s)	Value (000s)
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	$30,000	$30,000
Davis Square Funding III Corp.,
5.316% due 7/13/07	5,000	4,990
5.331% due 7/13/07	8,000	7,983
Giro Funding U.S. Corp.,
5.315% due 7/20/07	8,000	7,975
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (d)	2,000	2,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07 (d)	10,000	9,999
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	5,000	5,000
K2, Inc., FRN (d),
5.323% due 2/26/08	1,000	1,000
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (d)	5,000	5,001
Morgan Stanley,
5.41% due 3/3/08, FRN	3,000	3,000
5.445% due 9/28/07	10,000	10,000
5.445% due 12/28/07	5,000	5,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	5,000

		219,240

Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $9,552; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $9,741 including accrued interest (cost—$9,548)	9,548	9,548

Total Short-Term Investments (cost—$228,705)		228,788

Total Investments (cost—$737,941)—133.1%		890,977

Liabilities in excess of other assets—(33.1%)		(221,498)

Net Assets—100.0%		$669,479

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $216,051; cash collateral of $222,098 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

46	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—99.0%
Aerospace—2.6%
Boeing Co.	500,000	$48,080

Building/Construction—3.2%
D.R. Horton, Inc. (b)	1,000,000	19,930
Lennar Corp., Class A (b)	1,100,000	40,216

		60,146

Capital Goods—6.7%
3M Co.	300,000	26,037
General Electric Co.	1,800,000	68,904
Parker Hannifin Corp.	300,000	29,373

		124,314

Commercial Products—1.7%
ChoicePoint, Inc. (a)	750,000	31,838

Consumer Discretionary—5.9%
Family Dollar Stores, Inc.	600,000	20,592
Petsmart, Inc. (b)	600,000	19,470
Wal-Mart Stores, Inc.	500,000	24,055
Yum! Brands, Inc.	1,400,000	45,808

		109,925

Consumer Services—2.1%
Carnival Corp., UNIT (b)	800,000	39,016

Consumer Staples—4.0%
Supervalu, Inc.	450,000	20,844
SYSCO Corp.	1,000,000	32,990
Unilever PLC ADR	650,000	20,969

		74,803

Energy—18.3%
BP PLC ADR (b)	1,250,000	90,175
Chevron Corp.	1,100,000	92,664
ConocoPhillips	1,450,000	113,825
GlobalSantaFe Corp.	325,000	23,481
Hess Corp.	349,848	20,627

		340,772

Financial Services—30.0%
Allstate Corp.	500,000	30,755
American Express Co.	600,000	36,708
Annaly Mortgage Management, Inc.,
REIT (b)	1,100,000	15,862
Bank of America Corp.	400,000	19,556
Bank of New York Mellon Corp.	2,000,000	82,880
Capital One Financial Corp.	250,000	19,610
Countrywide Financial Corp.	1,800,000	65,430
Hartford Financial Services
Group, Inc.	400,000	39,404
JPMorgan Chase & Co.	1,700,000	82,365
MBIA, Inc. (b)	750,000	46,665
MetLife, Inc.	704,300	45,413
Morgan Stanley	400,000	33,552
PNC Financial Services Group, Inc.	250,000	17,895
RenaissanceRe Holdings Ltd.	400,000	24,796

		560,891

Healthcare—13.7%
Aetna, Inc.	1,000,000	49,400
Amgen, Inc. (a)	1,000,000	55,290
Biogen Idec, Inc. (a)	550,000	29,425
Health Net, Inc. (a)	400,000	21,120
Nektar Therapeutics, Inc. (a)(b)	770,300	7,310
Sepracor, Inc. (a)	350,000	14,357
WellPoint, Inc. (a)	1,000,000	79,830

		256,732

	Shares	Value (000s)

Materials & Processing—0.6%
PPG Industries, Inc.	150,000	$11,416

Technology—2.2%
EMC Corp. (a)	1,100,000	19,910
Microsoft Corp.	700,000	20,629

		40,539

Telecommunications—4.5%
Sprint Nextel Corp. (b)	1,100,000	22,781
Verizon Communications, Inc.	1,500,000	61,755

		84,536

Utilities—3.5%
Southern Co.	1,900,000	65,151

Total Common Stock (cost—$1,687,251)		1,848,159

SHORT-TERM INVESTMENTS—4.8%
Collateral Invested for Securities on Loan (d)—3.6%
Allianz Dresdner Daily Asset Fund (e)	34,853,510	34,854
	Principal Amount (000s)
Bayerische Landesbank,
5.38% due 2/24/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (c)	20,000	20,000
Morgan Stanley,
5.41% due 3/3/08, FRN	7,000	7,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (c)	4,000	4,000

		66,854

Repurchase Agreement—1.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $21,589; collateralized by Fannie Mae, 5.945%, due 6/7/27, valued at $22,012 including accrued interest (cost—$21,580)	21,580	21,580

Total Short-Term Investments (cost—$88,433)		88,434

Total Investments (cost—$1,775,684)—103.8%		1,936,593

Liabilities in excess of other assets—(3.8%)		(70,313)

Net Assets—100.0%		$1,866,280

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $64,918; cash collateral of $66,800 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	47

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.3%
Aerospace—3.1%
Boeing Co.	109,100	$10,491
United Technologies Corp.	85,700	6,079

		16,570

Capital Goods—3.6%
Caterpillar, Inc.	61,000	4,776
General Electric Co.	142,800	5,467
Textron, Inc.	83,200	9,161

		19,404

Consumer Discretionary—6.6%
Coach, Inc. (b)	137,900	6,535
J.C. Penney Co., Inc.	163,400	11,827
Macy’s, Inc.	188,448	7,496
Starbucks Corp. (b)	135,848	3,565
Walgreen Co.	134,000	5,834

		35,257

Consumer Services—2.8%
Marriott International, Inc., Class A	232,900	10,070
News Corp., Class A	220,500	4,677

		14,747

Consumer Staples—6.4%
Colgate-Palmolive Co.	157,500	10,214
PepsiCo, Inc.	182,500	11,835
Procter & Gamble Co.	195,800	11,981

		34,030

Energy—8.2%
EOG Resources, Inc.	69,500	5,078
Schlumberger Ltd.	186,500	15,841
Transocean, Inc. (b)	52,500	5,564
Weatherford International Ltd. (b)	183,000	10,109
XTO Energy, Inc.	120,100	7,218

		43,810

Financial Services—12.2%
Citigroup, Inc.	125,000	6,411
Franklin Resources, Inc.	89,700	11,883
Goldman Sachs Group, Inc.	27,200	5,896
IntercontinentalExchange, Inc. (b)	43,300	6,402
Merrill Lynch & Co., Inc.	116,500	9,737
Northern Trust Corp.	106,400	6,835
U.S. Bancorp (c)	314,700	10,369
Zions Bancorporation	101,800	7,829

		65,362

Healthcare—15.7%
Abbott Laboratories	127,200	6,812
Aetna, Inc.	172,400	8,517
Allergan, Inc.	100,000	5,764
Genentech, Inc. (b)	68,200	5,160
Gilead Sciences, Inc. (b)	249,200	9,661
Merck & Co., Inc.	159,300	7,933
Schering-Plough Corp.	228,400	6,952
Shire Pharmaceuticals Group PLC ADR	112,500	8,340
St. Jude Medical, Inc. (b)	168,100	6,974
Wyeth	165,900	9,513
Zimmer Holdings, Inc. (b)(c)	95,200	8,082

		83,708

Industrial—1.5%
Deere & Co.	67,100	8,102

Materials & Processing—2.2%
Air Products & Chemicals, Inc.	97,900	7,868
Precision Castparts Corp.	33,200	4,029

		11,897

	Shares	Value (000s)

Multi-Media—3.5%
Comcast Corp., Class A (b)(c)	263,400	$7,407
Walt Disney Co.	325,300	11,106

		18,513

Oil & Gas—2.5%
Exxon Mobil Corp.	161,100	13,513

Retail—1.5%
CVS Corp.	219,400	7,997

Technology—21.1%
Adobe Systems, Inc. (b)	211,600	8,496
Apple, Inc. (b)	82,400	10,056
EMC Corp. (b)	479,000	8,670
Google, Inc., Class A (b)	36,900	19,313
Hewlett-Packard Co.	360,000	16,063
Intel Corp.	561,300	13,336
Microsoft Corp.	472,400	13,922
SanDisk Corp. (b)(c)	80,700	3,949
Texas Instruments, Inc.	367,200	13,818
Thermo Fisher Scientific, Inc. (b)	102,700	5,312

		112,935

Telecommunications—6.4%
AT&T, Inc. (a)	370,200	15,363
Cisco Systems, Inc. (a)(b)	388,000	10,806
QUALCOMM, Inc.	190,100	8,248

		34,417

Total Common Stock (cost—$431,435)		520,262

SHORT-TERM INVESTMENTS—3.8%
Collateral Invested for Securities on Loan (d)—1.8%
Allianz Dresdner Daily Asset Fund (e)	6,542,143	6,542

	Principal Amount (000s)
Morgan Stanley, 5.41% due 3/3/08, FRN	$3,000	3,000

		9,542

Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $10,607; collateralized by Federal Home Loan Bank, 5.857%, due 3/2/17, valued at $10,819 including accrued interest (cost—$10,603)	10,603	10,603

Total Short-Term Investments (cost—$20,145)		20,145

OPTIONS PURCHASED (b)—1.3%
	Contracts
Call Options—1.3%
Air Products & Chemicals (CBOE) strike price $75, expires 1/17/09	645	868
Apple, Inc. (CBOE) strike price $95, expires 7/21/07	755	2,069

	Contracts	Value (000s)

AT&T, Inc. (CBOE) strike price $35, expires 1/19/08	2,398	$1,727
Cisco Systems, Inc. (CBOE) strike price $25, expires 1/19/08	4,285	1,928
Merck & Co., Inc. (CBOE) strike price $52.50, expires 1/19/08	1,127	287

Total Options Purchased (cost—$3,172)		6,879

Total Investments before options written (cost—$454,752)—102.4%		547,286

OPTIONS WRITTEN (b)—(0.6%)
Call Options—(0.3%)
AT&T, Inc. (CBOE) strike price $40, expires 1/19/08	1,199	(444)
Cisco Systems, Inc. (CBOE) strike price $30, expires 1/19/08	8,165	(1,331)

		(1,775)

Put Options—(0.3%)
Air Products & Chemicals (CBOE) strike price $65, expires 1/17/09	645	(134)
Apple, Inc. (CBOE) strike price $85, expires 7/21/07	755	(4)
AT&T, Inc. (CBOE) strike price $30, expires 1/19/08	2,398	(48)
Exxon Mobil Corp. (CBOE) strike price $80, expires 1/19/08	510	(178)
Merck & Co., Inc. (CBOE) strike price $45, expires 1/19/08	1,127	(174)
Starbucks Corp. (CBOE) strike price $30, expires 1/19/08	2,314	(949)

		(1,487)

Total Options Written (premiums received—$2,974)		(3,262)

Total Investments net of options written (cost—$451,778)—101.8%		544,024

Other liabilities in excess of other assets—(1.8%)		(9,659)

Net Assets—100.0%		$534,365

48	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

June 30, 2007

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $9,296; cash collateral of $9,541 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rated disclosed reflects the rate in effect on June 30, 2007.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	49

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.8%
Aerospace—0.6%
Goodrich Corp.	9,315	$555

Building/Construction—1.0%
Foster Wheeler Ltd. (a)	7,316	783
KB Home	855	33

		816

Capital Goods—4.2%
Cooper Industries Ltd., Class A	32,663	1,865
Intermec, Inc. (a)(b)	29,958	758
Roper Industries, Inc.	16,669	952

		3,575

Commercial Services—1.1%
Pharmaceutical Product Development, Inc.	25,455	974

Communications—3.5%
Comverse Technology, Inc. (a)	27,959	583
MetroPCS Communications, Inc. (a)	26,589	879
NII Holdings, Inc., Class B (a)	19,154	1,546

		3,008

Consumer Discretionary—12.6%
Applebee’s International, Inc.	29,306	706
Coach, Inc. (a)	17,100	811
Dick’s Sporting Goods, Inc. (a)	8,855	515
Family Dollar Stores, Inc.	23,950	822
GameStop Corp., Class A (a)(b)	19,538	764
Gildan Activewear, Inc. (a)	23,389	802
Guess?, Inc.	5,675	273
International Game Technology	31,927	1,268
J.C. Penney Co., Inc.	19,126	1,384
Nordstrom, Inc.	17,706	905
Oshkosh Truck Corp., Class B (b)	8,565	539
Phillips-Van Heusen	18,083	1,095
Polo Ralph Lauren Corp., Class A	10,001	981

		10,865

Consumer Services—7.4%
Apollo Group, Inc., Class A (a)	17,621	1,030
E.W. Scripps Co., Class A	16,175	739
Everest Re Group Ltd.	5,745	624
Hertz Global Holdings, Inc. (a)	38,139	1,013
Monster Worldwide, Inc. (a)	11,905	489
National CineMedia, Inc. (a)	32,465	909
Quanta Services, Inc. (a)(b)	20,222	620
UTI Worldwide, Inc.	33,130	888

		6,312

Consumer Staples—5.6%
Bunge Ltd. (b)	10,390	878
Clorox Co.	20,406	1,267
Hansen Natural Corp. (a)(b)	30,714	1,320
Pepsi Bottling Group, Inc.	15,900	536
Wm. Wrigley Jr. Co.	15,140	837

		4,838

Energy—9.6%
Cameron International Corp. (a)	4,745	339
Grant Prideco, Inc. (a)(b)	16,708	899
National-Oilwell Varco, Inc. (a)	18,728	1,952
Newfield Exploration Co. (a)	5,290	241
Noble Corp.	3,510	342
Southwestern Energy Co. (a)	37,537	1,671
Sunoco, Inc.	12,130	967
Sunpower Corp. (a)(b)	1,640	104
Weatherford International Ltd. (a)	31,757	1,754

		8,269

	Shares	Value (000s)

Environmental Services—1.1%
Republic Services, Inc.	30,763	$943

Financial Services—7.3%
Affiliated Managers Group, Inc. (a)(b)	7,311	941
City National Corp.	8,136	619
Federated Investors, Inc.	6,850	262
IntercontinentalExchange, Inc. (a)	6,228	921
Lazard Ltd., Class A (b)	29,621	1,334
Northern Trust Corp.	22,162	1,424
Zions Bancorporation	9,657	743

		6,244

Healthcare—13.7%
Allergan, Inc.	20,590	1,187
Brookdale Senior Living, Inc. (b)	11,634	530
Celgene Corp. (a)	15,844	908
Community Health Systems, Inc. (a)	4,945	200
Coventry Health Care, Inc. (a)	7,065	407
Cytyc Corp. (a)	17,043	735
Endo Pharmaceuticals Holdings, Inc. (a)	29,887	1,023
Express Scripts, Inc. (a)	19,890	995
Forest Laboratories, Inc. (a)	1,425	65
Gen-Probe, Inc. (a)	12,025	727
Genzyme Corp. (a)	5,470	352
Health Net, Inc. (a)	5,300	280
Kyphon, Inc. (a)(b)	24,497	1,180
PDL BioPharma, Inc. (a)(b)	8,500	198
Quest Diagnostics, Inc. (b)	16,427	848
Shire Pharmaceuticals Group PLC ADR (b)	18,448	1,368
Theravance, Inc. (a)	13,918	445
United Therapeutics Corp. (a)(b)	5,325	339

		11,787

Hotels/Gaming—2.8%
Melco PBL Entertainment Macau Ltd. ADR (a)(b)	34,703	436
MGM Mirage, Inc. (a)	3,245	267
Starwood Hotels & Resorts Worldwide, Inc.	25,417	1,705

		2,408

Industrial—0.2%
AGCO Corp. (a)(b)	4,760	207

Materials & Processing—4.9%
Air Products & Chemicals, Inc.	15,893	1,277
Allegheny Technologies, Inc.	3,585	376
Ecolab, Inc.	10,545	450
Precision Castparts Corp.	15,662	1,901
Rohm & Haas Co.	3,300	181

		4,185

Technology—22.6%
Activision, Inc. (a)	70,541	1,317
Ametek, Inc.	41,024	1,628
Analog Devices, Inc.	9,435	355
Autodesk, Inc. (a)	17,670	832
BEA Systems, Inc. (a)	15,800	216
Broadcom Corp., Class A (a)	21,867	640
Citrix Systems, Inc. (a)(b)	27,885	939
Cognizant Technology Solutions Corp. (a)	15,479	1,162
Dolby Laboratories, Inc. (a)	19,075	675
Energy Conversion Devices, Inc. (a)(b)	8,939	276
F5 Networks, Inc. (a)	12,154	980
Global Payments, Inc.	27,475	1,089
Intersil Corp.	29,478	927
Maxim Integrated Products, Inc.	35,966	1,202

	Shares	Value (000s)

McAfee, Inc. (a)	19,450	$685
Microchip Technology, Inc.	27,836	1,031
National Semiconductor Corp.	36,780	1,040
Network Appliance, Inc. (a)	7,775	227
PMC-Sierra, Inc. (a)(b)	37,635	291
Salesforce.com, Inc. (a)(b)	11,580	496
SanDisk Corp. (a)(b)	25,196	1,233
SBA Communications Corp. (a)	40,351	1,355
Thermo Fisher Scientific, Inc. (a)	16,055	830

		19,426

Telecommunications—0.6%
SAVVIS, Inc. (a)	9,842	487

Total Common Stock (cost—$72,002)		84,899

SHORT-TERM INVESTMENTS—15.9%
Collateral Invested for Securities on Loan (c)—15.7%
Allianz Dresdner Daily Asset Fund (d)	13,482,626	13,483

	Principal Amount (000s)
Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $172; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $176 including accrued interest (cost—$172)	$172	172

Total Short-Term Investments (cost—$13,654)		13,655

Total Investments (cost—$85,656)—114.7%		98,554

Liabilities in excess of other assets—(14.7%)		(12,639)

Net Assets—100.0%		$85,915

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $13,145; cash collateral of $13,483 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

50	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Strategic Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—88.9%
Aerospace—0.9%
General Dynamics Corp.	480	$38

Capital Goods—1.8%
Danaher Corp.	442	34
Fluor Corp.	380	42

		76

Chemicals—2.0%
Monsanto Co.	1,248	84

Commercial Services—0.5%
Pharmaceutical Product Development, Inc.	575	22

Consumer Discretionary—10.4%
Coach, Inc. (b)	693	33
CVS Corp.	2,173	79
GameStop Corp., Class A (b)	1,601	63
Gildan Activewear, Inc. (b)	1,523	52
Guess?, Inc.	690	33
J.C. Penney Co., Inc.	715	52
Nintendo Co., Ltd. (c)	82	30
Phillips-Van Heusen	658	40
Starbucks Corp. (b)	741	19
Walt Disney Co.	918	31

		432

Consumer Services—0.7%
Quanta Services, Inc. (b)	946	29

Consumer Staples—3.8%
Clorox Co.	754	47
Colgate-Palmolive Co.	658	42
Hansen Natural Corp. (b)	670	29
PepsiCo, Inc.	600	39

		157

Energy—7.8%
EOG Resources, Inc.	658	48
Peabody Energy Corp.	429	21
Schlumberger Ltd.	1,130	96
Southwestern Energy Co. (b)	893	40
Sunpower Corp. (b)	1,216	76
Valero Energy Corp.	565	42

		323

Financial Services—8.1%
Chicago Mercantile Exchange Holdings, Inc. (a)	143	77
Citigroup, Inc.	814	42
Goldman Sachs Group, Inc.	195	42
Lazard Ltd., Class A	1,095	49
Merrill Lynch & Co., Inc.	278	23
Northern Trust Corp.	505	33
U.S. Bancorp	2,127	70

		336

Healthcare—9.3%
Abbott Laboratories	680	36
Aetna, Inc.	670	33
Allergan, Inc.	750	43
Celgene Corp. (b)	700	40
Gilead Sciences, Inc. (b)	2,074	80
Merck & Co., Inc.	1,001	50
Shire Pharmaceuticals Group PLC ADR	621	46
St. Jude Medical, Inc. (a)(b)	765	32
Theravance, Inc. (b)	859	28

		388

	Shares	Value (000s)

Hotels/Gaming—1.9%
Starwood Hotels & Resorts Worldwide, Inc. (a)	1,198	$80

Industrial—1.0%
Deere & Co.	348	42

Materials & Processing—1.6%
Air Products & Chemicals, Inc.	312	25
Precision Castparts Corp.	327	40

		65

Metals & Mining—0.7%
Newmont Mining Corp.	690	27

Multi-Media—1.3%
Comcast Corp., Class A (b)	1,994	56

Oil & Gas—3.3%
Exxon Mobil Corp.	1,149	97
Transocean, Inc. (b)	390	41

		138

Technology—29.5%
Activision, Inc. (b)	1,388	26
Adobe Systems, Inc. (b)	1,042	42
American Tower Corp. (b)	1,002	42
Apple, Inc. (b)	1,891	231
Autodesk, Inc. (b)	614	29
Cerner Corp. (a)(b)	1,059	59
Chartered Semi-conductor
Manufacturing Ltd. ADR (b)	2,369	21
Cisco Systems, Inc. (b)	936	26
Cogent, Inc. (b)	2,124	31
Cognizant Technology Solutions Corp., Class A (b)	346	26
Concur Technologies, Inc. (b)	914	21
Corning, Inc. (b)	2,599	66
EMC Corp. (b)	2,456	44
Global Payments, Inc.	530	21
Google, Inc., Class A (a)(b)	259	136
Hewlett-Packard Co.	319	14
Intel Corp.	1,397	33
MEMC Electronic Materials, Inc. (b)	518	32
NVIDIA Corp. (b)	1,505	62
QUALCOMM, Inc.	858	37
Research In Motion Ltd. (b)	50	10
Riverbed Technology, Inc. (b)	716	31
Salesforce.com, Inc. (b)	1,611	69
Sun Microsystems, Inc. (b)	7,416	39
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	6	—	(d)
Texas Instruments, Inc.	1,596	60
Thermo Fisher Scientific, Inc. (b)	415	22

		1,230

Telecommunications—4.3%
AT&T, Inc.	2,371	98
China Mobile Ltd. ADR	385	21
NII Holdings, Inc., Class B (b)	478	38
Philippine Long Distance Telephone Co. ADR	362	21

		178

Total Common Stock (cost—$3,431)		3,701

EXCHANGE-TRADED FUNDS—1.0%

Oil Service HOLDRs Trust (cost—$43)	246	43

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—8.3%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $347; collateralized by Fannie Mae 5.05%, due 4/28/15, valued at $357 including accrued interest (cost—$347)	$347	$347

OPTIONS PURCHASED (b)—1.8%
	Contracts
Call Options—1.7%
Air Products & Chemicals (CBOE)
strike price $75, expires 1/17/09	8	11
AT&T, Inc. (CBOE)
strike price $35, expires 1/19/08	16	11
Autodesk, Inc. (CBOE)
strike price $40, expires 1/19/08	3	3
Clorox Co. (CBOE)
strike price $60, expires 1/19/08	9	4
Corning, Inc. (CBOE)
strike price $22.50, expires 8/18/07	8	3
Google, Inc. (CBOE)
strike price $490, expires 1/19/08	1	7
Hewlett Packard Co. (CBOE)
strike price $30, expires 1/19/08	11	17
strike price $45, expires 11/17/07	2	— (d)
Intel Corp. (CBOE)
strike price $25, expires 1/19/08	11	2
NVIDIA Corp. (CBOE)
strike price $35, expires 1/19/08	9	9
QUALCOMM, Inc. (CBOE)
strike price $40, expires 1/19/08	7	4

		71

Put Options—0.1%
Apple, Inc. (CBOE)
strike price $120, expires 1/19/08	4	5

Total Options Purchased (cost—$47)		76

Total Investments before options written (cost—$3,868)—100.0%		4,167

OPTIONS WRITTEN (b)—(0.6%)
Call Options—(0.2%)
Apple, Inc. (CBOE)
strike price $135, expires 1/19/08	2	(2)
strike price $150, expires 1/19/08	4	(3)
AT&T, Inc. (CBOE)
strike price $40, expires 1/19/08	8	(3)

06.30.07	Allianz Funds Annual Report	51

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2007

	Contracts	Value (000s)

Cerner Corp. (CBOE)
strike price $60, expires 9/22/07	2	$—	(d)
Cognizant Technology Solutions (CBOE)
strike price $90, expires 7/21/07	1	—	(d)
Corning, Inc. (CBOE)
strike price $30, expires 1/19/08	3	—	(d)
Newmont Mining Corp. (CBOE)
strike price $42.50, expires 9/22/07	1	—	(d)

		(8)

Put Options—(0.4%)
Air Products & Chemicals (CBOE)
strike price $65, expires 1/17/09	8	(2)
American Tower Corp. (CBOE)
strike price $32.50, expires 1/19/08	2	—	(d)
Apple, Inc. (CBOE)
strike price $75, expires 1/19/08	3	—	(d)
strike price $80, expires 1/19/08	1	—	(d)
strike price $105, expires 1/19/08	4	(2)
AT&T, Inc. (CBOE)
strike price $30, expires 1/19/08	16	—	(d)
Autodesk, Inc. (CBOE)
strike price $35, expires 1/19/08	4	—	(d)
strike price $37.50, expires 10/20/07	5	—	(d)
Cisco Systems, Inc. (CBOE)
strike price $22.50, expires 1/19/08	3	—	(d)
strike price $23.75, expires 1/17/09	15	(3)
strike price $25, expires 1/19/08	6	(1)
Corning, Inc. (CBOE)
strike price $20, expires 8/18/07	9	—	(d)
Google, Inc. (CBOE)
strike price $430, expires 1/19/08	1	(1)
Hewlett Packard Co. (CBOE)
strike price $37.50, expires 11/17/07	8	—	(d)
strike price $40, expires 8/18/07	2	—	(d)
strike price $40, expires 11/17/07	5	(1)
Intel Corp. (CBOE)
strike price $17.50, expires 1/19/08	15	—	(d)
strike price $20, expires 1/19/08	11	(1)
Monsanto Co. (CBOE)
strike price $45, expires 7/21/07	2	—	(d)
Newmont Mining Corp. (CBOE)
strike price $37.50, expires 9/22/07	1	—	(d)
NVIDIA Corp. (CBOE)
strike price $27.50, expires 1/19/08	14	(1)

	Contracts	Value (000s)

Oil Service HOLDRs Trust (CBOE)
strike price $135, expires 7/21/07	7	$— (d)
QUALCOMM, Inc. (CBOE)
strike price $35, expires 7/21/07	7	— (d)
strike price $35, expires 1/19/08	8	(1)
Starbucks Corp. (CBOE)
strike price $30, expires 1/19/08	12	(5)

		(18)

Total Options Written (premiums received—$43)		(26)

Total Investments net of options written (cost—$3,825)—99.4%		4,141

Other assets less liabilities—0.6%		25

Net Assets—100.0%		$4,166

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Securities with an aggregate value of $30, representing 0.72% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

(d) Amount less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

52	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	53

Statements of Assets and Liabilities

June 30, 2007
Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	Allianz Global Investors Multi-Style Fund	NACM Growth Fund

Assets:
Investments, at value	$1,828,648	$55,124	$1,706,829	$0	$24,685
Investments in Affiliates, at value	0	0	0	335,038	0
Cash	11,790	1	0	0	0
Security lending interest receivable (net)	20	0	58	0	0
Receivable for investments sold	22,497	0	0	0	0
Receivable for Fund shares sold	1,788	112	1,434	579	15
Dividends and interest receivable (net of foreign taxes)	1,100	17	280	0	13
Dividends and interest receivable from Affiliates	0	0	0	521	0
Manager reimbursement receivable	0	0	0	0	0
	1,865,843	55,254	1,708,601	336,138	24,713

Liabilities:
Payable for investments purchased	32,010	0	2,470	0	0
Payable for investments in Affiliates purchased	0	0	0	521	0
Overdraft due to custodian	0	0	0	79	0
Options written, at value	0	0	0	0	0
Payable for Fund shares redeemed	3,635	78	3,029	465	140
Payable for collateral for securities on loan	184,503	0	365,631	0	0
Investment advisory fees payable	617	20	498	0	10
Administration fees payable	392	12	324	107	8
Distribution fees payable	235	1	165	155	8
Servicing fees payable	145	1	120	66	5
Payable for organization expense	0	0	0	0	0
	221,537	112	372,237	1,393	171
Net Assets	$1,644,306	$55,142	$1,336,364	$334,745	$24,542

Net Assets Consist of:
Paid-in-capital	$1,351,096	$51,258	$1,075,800	$284,033	$22,331
Undistributed (dividends in excess of) net investment income	4,140	64	0	0	0
Accumulated net realized gain (loss) on investments	67,292	(398)	77,186	4,499	575
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	221,778	4,218	183,378	46,213	1,636
	$1,644,306	$55,142	$1,336,364	$334,745	$24,542

Net Assets:
Class A	$448,379	$1,704	$334,271	$70,370	$9,411
Class B	$60,862	$0	$64,763	$82,725	$6,483
Class C	$134,475	$1,351	$102,361	$168,495	$6,923
Other Classes	$1,000,590	$52,087	$834,969	$13,155	$1,725

Shares Issued and Outstanding:
Class A	21,351	163	11,793	5,598	619
Class B	3,149	0	2,493	6,583	444
Class C	6,943	130	3,939	13,429	475
Other Classes	46,931	4,945	28,613	1,049	112

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$21.00	$10.47	$28.34	$12.57	$15.20
Class B	$19.33	$0.00	$25.97	$12.57	$14.59
Class C	$19.37	$10.42	$25.99	$12.55	$14.58

Cost of Investments	$1,606,870	$50,906	$1,523,451	$0	$23,049
Cost of Investments in Affiliates	$0	$0	$0	$288,825	$0
Premiums Received for Options Written	$0	$0	$0	$0	$0
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

54	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NACM Income & Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund

$21,942	$43,939	$9,367,996	$591,311	$16,490	$6,271,999	$8,063	$71,874	$683,641
0	6,100	71,000	33,100	0	118,141	0	3,767	0
0	1	0	1	0	42	0	1	1
0	0	60	2	0	577	0	1	12
207	0	40,491	0	0	26,661	0	9	0
17	51	54,542	8,066	205	6,303	0	132	476
181	115	24,508	1,002	29	4,839	10	96	313
0	0	0	0	0	680	0	0	0
106	0	0	0	54	0	0	0	0
22,453	50,206	9,558,597	633,482	16,778	6,429,242	8,073	75,880	684,443

671	0	84,394	12,441	0	15,522	15	0	0
0	0	0	0	0	0	0	0	0
11	0	0	0	0	0	0	0	0
113	0	0	0	0	0	0	376	0
0	100	12,156	3,667	0	7,844	0	176	1,126
0	6,100	783,090	33,100	0	1,610,045	0	4,267	105,439
11	23	3,131	204	8	2,323	3	35	238
5	13	2,083	161	4	1,229	2	23	188
0	9	1,471	81	2	736	0	23	282
0	6	1,351	80	2	607	1	14	118
106	0	0	0	54	0	0	0	0
917	6,251	887,676	49,734	70	1,638,306	21	4,914	107,391
$21,536	$43,955	$8,670,921	$583,748	$16,708	$4,790,936	$8,052	$70,966	$577,052

$20,788	$31,801	$7,554,028	$527,796	$15,724	$3,259,900	$6,595	$76,535	$617,921
(68)	498	5,475	136	7	57,350	51	1	(58)
846	10,318	276,908	11,178	145	230,282	337	(9,896)	(136,877)
(30)	1,338	834,510	44,638	832	1,243,404	1,069	4,326	96,066
$21,536	$43,955	$8,670,921	$583,748	$16,708	$4,790,936	$8,052	$70,966	$577,052

$246	$8,636	$3,480,442	$211,263	$8,588	$1,961,925	$2,010	$29,137	$107,105
$0	$6,174	$485,664	$42,013	$0	$288,895	$0	$15,734	$25,740
$195	$8,359	$1,747,103	$95,578	$3,028	$592,171	$470	$22,093	$425,999
$21,095	$20,786	$2,957,712	$234,894	$5,092	$1,947,945	$5,572	$4,002	$18,208

16	431	189,918	10,210	491	56,427	159	3,076	3,795
0	317	26,615	2,044	0	8,619	0	1,715	1,092
13	430	95,924	4,649	174	17,647	38	2,410	18,064
1,355	1,029	160,204	11,301	291	55,026	436	414	720

$15.54	$20.03	$18.33	$20.69	$17.49	$34.77	$12.67	$9.47	$28.22
$0.00	$19.45	$18.25	$20.56	$0.00	$33.52	$0.00	$9.18	$23.58
$15.51	$19.45	$18.21	$20.56	$17.42	$33.56	$12.51	$9.17	$23.58

$21,996	$42,601	$8,533,486	$546,673	$15,658	$5,034,220	$6,994	$67,608	$587,576
$0	$6,100	$71,000	$33,100	$0	$112,516	$0	3,767	$0
$137	$0	$0	$0	$0	$0	$0	$436	$0

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	55

Statements of Assets and Liabilities  (Cont.)

June 30, 2007
Amounts in thousands, except per share amounts	OCC Opportunity Fund	OCC Target Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

Assets:
Investments, at value	$329,908	$890,977	$1,901,739	$540,744	$85,071	$4,167
Investments in Affiliates, at value	0	0	34,854	6,542	13,483	0
Cash	159	0	0	0	117	21
Foreign currency, at value	0	0	0	0	0	1
Securities lending interest receivable (net)	54	101	12	3	3	0
Receivable for investments sold	2,413	10,387	0	6,455	1,222	255
Receivable for Fund shares sold	361	136	735	534	99	0
Dividends and interest receivable (net of foreign taxes)	51	53	1,649	465	39	2
Dividends and interest receivable from Affiliates	0	0	0	0	0	0
Other assets	3	2	0	0	0	0
	332,949	901,656	1,938,989	554,743	100,034	4,446

Liabilities:
Payable for investments purchased	2,469	6,782	0	7,011	565	249
Payable for investments in Affiliates purchased	0	0	0	0	0	0
Options written, at value	0	0	0	3,262	0	26
Payable for Fund shares redeemed	538	1,741	3,660	189	13	0
Payable for collateral for securities on loan	68,607	219,157	66,853	9,542	13,483	0
Investment advisory fees payable	138	304	707	199	34	4
Administration fees payable	81	217	582	124	19	1
Distribution fees payable	100	300	560	26	3	0
Servicing fees payable	48	136	347	25	2	0
Payable to securities lending Agent	0	3,540	0	0	0	0
	71,981	232,177	72,709	20,378	14,119	280
Net Assets	$260,968	$669,479	$1,866,280	$534,365	$85,915	$4,166

Net Assets Consist of:
Paid-in-capital	$199,939	$488,833	$1,455,017	$414,791	$94,013	$3,819
Undistributed (dividends in excess of) net investment income	0	0	8,068	1,800	0	0
Accumulated net realized gain (loss) on investments	24,243	27,610	242,286	25,529	(20,996)	33
Net unrealized appreciation (depreciation) of investments, options written, securities sold short and foreign currency transactions	36,786	153,036	160,909	92,245	12,898	314
	$260,968	$669,479	$1,866,280	$534,365	$85,915	$4,166

Net Assets:
Class A	$69,160	$175,023	$628,659	$51,136	$3,640	$810
Class B	$17,107	$50,506	$377,067	$10,770	$2,412	$0
Class C	$147,960	$432,836	$468,853	$10,862	$2,764	$68
Other Classes	$26,741	$11,114	$391,701	$461,597	$77,099	$3,288

Shares Issued and Outstanding:
Class A	2,216	7,005	34,338	3,399	1,267	50
Class B	700	2,355	21,492	740	868	0
Class C	6,060	20,189	26,675	745	999	4
Other Classes	999	435	21,179	30,271	25,594	203

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$31.20	$24.98	$18.31	$15.04	$2.87	$16.18
Class B	$24.42	$21.44	$17.54	$14.55	$2.78	$0.00
Class C	$24.42	$21.44	$17.58	$14.57	$2.77	$16.02

Cost of Investments	$293,122	$737,941	$1,740,830	$448,210	$72,173	$3,868
Cost of Foreign Currency	$0	$0	$34,854	$6,542	$13,483	$1
Premiums Received for Options Written	$0	$0	$0	$2,974	$0	$43
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

56	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Statements of Operations

Year Ended June 30, 2007
Amounts in thousands	CCM Capital Appreciation Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	Allianz Global Investors Multi-Style Fund	NACM Growth Fund	NACM Income & Growth Fund

Investment Income:
Interest	$2,319	$73	$1,589	$0	$23	$219
Dividends, net of foreign withholding taxes	17,552	168	11,359	8,474	151	184
Dividends from investments in Affiliates	0	0	0	0	0	0
Security lending income (net)	266	0	734	0	0	0
Miscellaneous income	36	0	45	3	0	2
Total Income	20,173	241	13,727	8,477	174	405

Expenses:
Investment advisory fees	6,975	107	5,921	0	68	45
Administration fees	4,461	62	3,882	1,235	54	18
Distribution fees — Class B	504	0	531	614	29	0
Distribution fees — Class C	1,016	3	800	1,167	25	0
Servicing fees — Class A	1,003	1	840	173	14	0
Servicing fees — Class B	168	0	177	205	9	0
Servicing fees — Class C	339	1	266	389	8	0
Distribution and/or servicing fees — Other Classes	1,383	1	995	0	1	0
Trustees’ fees	113	1	96	0	1	0
Interest expense	1	0	11	0	1	0
Shareholder communications expense	70	0	57	0	1	0
Organizational expense	0	0	0	0	0	106
Tax expense	0	0	0	225	0	0
Total Expenses	16,033	176	13,576	4,008	211	169
Reimbursement by Adviser	0	0	0	0	0	(106)
Net Expenses	16,033	176	13,576	4,008	211	63
Net Investment Income (Loss)	4,140	65	151	4,469	(37)	342

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	67,795	251	78,495	0	670	961
Investments in Affiliates	0	0	0	4,567	0	0
Options written	0	0	0	0	0	(192)
Net capital gain distributions received from underlying Affiliated funds	0	0	0	12,525	0	0
Payments from Affiliates	0	0	0	0	0	0
Net change in unrealized appreciation/depreciation of:
Investments	138,780	3,701	95,740	0	1,497	(54)
Investments in Affiliates	0	0	0	20,203	0	0
Options written	0	0	0	0	0	24
Net Realized and Change in Unrealized Gain (Loss)	206,575	3,952	174,235	37,295	2,167	739
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$210,715	$4,017	$174,386	$41,764	$2,130	$1,081

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	57

Statements of Operations  (Cont.)

Year Ended June 30, 2007
Amounts in thousands	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund*	NFJ Small-Cap Value Fund

Investment Income:
Interest	$199	$19,174	$953	$24	$11,264
Dividends, net of foreign withholding taxes	1,284	158,977	7,195	287	138,657
Dividends from investments in Affiliates	0	0	0	0	2,718
Security lending income (net)	6	670	24	0	4,279
Miscellaneous income	0	16	1	0	119
Total Income	1,489	178,837	8,173	311	157,037

Expenses:
Investment advisory fees	367	24,393	1,345	39	25,782
Administration fees	180	16,984	1,061	23	13,711
Distribution fees — Class B	42	2,990	241	0	2,159
Distribution fees — Class C	51	9,452	403	6	4,339
Servicing fees — Class A	15	5,512	242	8	4,592
Servicing fees — Class B	14	997	80	0	720
Servicing fees — Class C	17	3,151	134	2	1,446
Distribution and/or servicing fees — Other Classes	20	1,721	74	0	2,303
Dividends on securities sold short	0	0	0	0	0
Trustees’ fees	4	384	21	1	317
Interest expense	4	0	0	0	0
Shareholder communications expense	3	230	12	0	190
Organizational expense	0	0	0	54	0
Tax expense	2	0	9	0	0
Total Expenses	719	65,814	3,622	133	55,559
Reimbursement by Adviser	0	0	0	(54)	0
Net Expenses	719	65,814	3,622	79	55,559
Net Investment Income (Loss)	770	113,023	4,551	232	101,478

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,694	298,751	13,481	148	299,261
Investments in Affiliates	0	0	0	0	0
Options written	0	0	0	0	0
Securities sold short	0	0	0	0	0
Foreign currency transactions	0	0	0	0	(3)
Net capital gain distributions received from underlying Affiliated funds	0	0	0	0	0
Payments from Affiliates	0	0	0	0	0
Net change in unrealized appreciation/depreciation of:
Investments	(2,084)	674,262	36,681	832	421,119
Investments in Affiliates	0	0	0	0	18,309
Options written	0	0	0	0	0
Foreign currency transactions	0	0	0	0	0
Net Realized and Change in Unrealized Gain (Loss)	8,610	973,013	50,162	980	738,686
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$9,380	$1,086,036	$54,713	$1,212	$840,164
*	For the period August 22, 2006 to June 30, 2007

58	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

OCC Core Equity Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Opportunity Fund	OCC Target Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$14	$113	$633	$101	$273	$1,103	$296	$71	$17
100	1,028	4,729	154	2,935	40,524	6,316	516	31
0	0	0	0	0	0	0	0	0
0	5	87	531	1,073	235	42	17	0
0	0	0	0	0	37	0	0	0
114	1,146	5,449	786	4,281	41,899	6,654	604	48

32	406	2,707	1,637	3,558	8,613	2,454	422	37
21	266	2,149	955	2,538	7,126	1,547	240	10
0	118	200	133	418	2,919	81	17	0
3	147	3,117	1,042	3,115	3,635	81	23	0
4	70	230	151	416	1,584	139	10	2
0	39	67	44	139	973	27	6	0
1	49	1,039	347	1,038	1,212	27	8	0
0	3	10	1	3	830	301	5	0
0	0	0	0	0	0	0	0	1
1	5	40	19	48	142	40	6	0
0	17	7	13	44	0	0	33	0
0	3	24	12	29	89	24	4	0
0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	1	0	0
62	1,123	9,590	4,354	11,346	27,123	4,722	774	50
0	0	0	0	0	0	0	0	0
62	1,123	9,590	4,354	11,346	27,123	4,722	774	50
52	23	(4,141)	(3,568)	(7,065)	14,776	1,932	(170)	(2)

342	8,478	65,539	41,448	86,424	299,991	35,085	6,677	366
0	0	0	0	0	0	0	0	0
0	73	0	0	0	0	82	0	32
0	0	0	0	0	0	0	0	(27)
0	0	(2)	0	0	(150)	0	0	0
0	0	0	0	0	0	0	0	0
0	4	32	0	0	0	0	0	0

933	4,199	53,831	16,976	69,524	75,879	46,038	10,171	286
0	0	0	0	0	0	0	0	0
0	210	0	0	0	0	(289)	0	11
0	0	(2)	0	0	0	0	0	0
1,275	12,964	119,398	58,424	155,948	375,720	80,916	16,848	668

$1,327	$12,987	$115,257	$54,856	$148,883	$390,496	$82,848	$16,678	$666

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	59

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Focused Growth Fund		CCM Mid-Cap Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,140	$2,864	$65	$20	$151	$(121)
Net realized gain (loss) on investments and options written	67,795	142,214	251	659	78,495	170,551
Net realized gain (loss) on investments in Affiliates	0	0	0	0	0	0
Payments from Affiliates**	0	0	0	0	0	806
Net capital gain distributions received from underlying Affiliated funds	0	0	0	0	0	0
Net change in unrealized appreciation/depreciation of investments and options written	138,780	(39,151)	3,701	60	95,740	(36,988)
Net change in unrealized appreciation/depreciation of investments in Affiliates	0	0	0	0	0	0
Net increase (decrease) resulting from investment operations	210,715	105,927	4,017	739	174,386	134,248

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(508)	(75)	0	0	0	0
Class B	0	0	0	0	0	0
Class C	(1)	0	0	0	0	0
Other Classes	(2,147)	(1,143)	(14)	(10)	0	0
Net realized gains
Class A	(27,313)	0	(2)	0	(35,110)	0
Class B	(4,934)	0	0	0	(7,954)	0
Class C	(9,900)	0	(1)	0	(11,889)	0
Other Classes	(62,995)	0	(98)	0	(79,702)	0
Total Dividends and Distributions to Shareholders	(107,798)	(1,218)	(115)	(10)	(134,655)	0

Fund Share Transactions:
Shares sold
Class A	199,612	184,427	1,769	0	98,465	197,675
Class B	5,122	23,460	0	0	5,510	41,662
Class C	18,521	40,014	1,455	0	9,746	49,952
Other Classes	212,336	407,829	48,392	2,874	191,497	471,562
Issued in reinvestment of distributions
Class A	15,304	51	2	0	30,942	0
Class B	3,783	0	0	0	6,663	0
Class C	8,135	0	2	0	10,307	0
Other Classes	59,955	1,047	111	10	75,566	0
Cost of shares redeemed
Class A	(154,751)	(120,337)	(99)	0	(158,410)	(83,967)
Class B	(26,501)	(22,041)	0	0	(32,502)	(25,637)
Class C	(37,469)	(23,422)	(140)	0	(40,606)	(28,214)
Other Classes	(227,257)	(148,613)	(4,852)	(2,470)	(307,175)	(320,723)
Net increase (decrease) from Fund share transactions	76,790	342,415	46,640	414	(109,997)	302,310
Fund Redemption Fees	10	26	0	0	24	44
Total Increase (Decrease) in Net Assets	179,717	447,150	50,542	1,143	(70,242)	436,602

Net Assets:
Beginning of period	1,464,589	1,017,439	4,600	3,457	1,406,606	970,004
End of period*	$1,644,306	$1,464,589	$55,142	$4,600	$1,336,364	$1,406,606
* Including undistributed (dividends in excess of) net investment income of:	$4,140	$2,707	$64	$13	$0	$0
**	See Note 11

60	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Allianz Global Investors Multi-Style Fund		NACM Growth Fund		NACM Income & Growth Fund	NFJ All-Cap Value Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	For the Period February 28, 2007 to June 30, 2007	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

$4,469	$2,710	$(37)	$(10)	$342	$770	$456	$113,023	$32,005	$4,551	$1,203
0	0	670	319	769	10,694	2,128	298,751	73,841	13,481	4,449
4,567	633	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
12,525	6,594	0	0	0	0	0	0	0	0	0
0	0	1,497	14	(30)	(2,084)	3,450	674,262	101,613	36,681	5,322
20,203	9,476	0	0	0	0	0	0	0	0	0
41,764	19,413	2,130	323	1,081	9,380	6,034	1,086,036	207,459	54,713	10,974

(4,300)	(813)	0	0	(3)	(52)	(7)	(48,019)	(15,328)	(1,630)	(455)
(4,042)	(445)	0	0	0	(17)	0	(3,867)	(3,450)	(190)	(161)
(8,100)	(784)	0	0	(2)	(19)	0	(14,081)	(8,255)	(398)	(202)
(598)	(14)	0	0	(286)	(523)	(163)	(41,046)	(6,996)	(2,294)	(271)

(850)	(597)	(134)	(64)	0	(124)	(132)	(34,207)	(7,178)	(1,792)	(497)
(983)	(848)	(91)	(116)	0	(121)	(137)	(6,713)	(2,840)	(692)	(420)
(1,860)	(1,448)	(58)	(46)	0	(144)	(217)	(20,543)	(6,476)	(1,064)	(491)
(84)	(8)	(30)	(81)	(42)	(944)	(1,164)	(23,855)	(2,778)	(1,992)	(196)
(20,817)	(4,957)	(313)	(307)	(333)	(1,944)	(1,820)	(192,331)	(53,301)	(10,052)	(2,693)

21,659	29,475	9,667	1,642	247	5,077	2,945	2,444,186	745,513	173,666	24,246
14,324	22,095	4,840	772	0	2,168	2,776	182,640	157,389	19,671	13,245
38,911	40,746	5,921	594	194	3,279	2,657	907,177	436,129	62,559	19,827
14,413	395	1,386	3	20,015	12,183	7,207	2,634,688	338,411	212,246	26,059

4,115	1,170	67	55	3	143	126	64,903	16,722	2,814	765
3,678	951	62	81	0	115	106	7,783	4,398	699	448
8,113	1,866	44	36	2	137	175	23,894	10,376	993	509
682	22	31	81	327	1,447	1,318	60,313	9,421	2,488	459

(25,633)	(15,821)	(1,968)	(1,330)	0	(1,854)	(1,621)	(396,374)	(86,775)	(16,013)	(7,799)
(21,451)	(18,768)	(488)	(694)	0	(1,384)	(1,323)	(53,893)	(26,989)	(6,269)	(6,010)
(29,690)	(29,485)	(399)	(195)	0	(1,695)	(2,736)	(112,494)	(54,986)	(8,207)	(7,292)
(3,205)	(635)	(461)	(740)	0	(32,817)	(6,155)	(437,530)	(48,434)	(31,099)	(2,167)
25,916	32,011	18,702	305	20,788	(13,201)	5,475	5,325,293	1,501,175	413,548	62,290
1	12	1	0	0	0	1	69	75	12	9
46,864	46,479	20,520	321	21,536	(5,765)	9,690	6,219,067	1,655,408	458,221	70,580

287,881	241,402	4,022	3,701	0	49,720	40,030	2,451,854	796,446	125,527	54,947
$334,745	$287,881	$24,542	$4,022	$21,536	$43,955	$49,720	$8,670,921	$2,451,854	$583,748	$125,527
$0	$738	$0	$0	$(68)	$498	$337	$5,475	$0	$136	$106

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	61

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund		OCC Core Equity Fund

	For the Period August 22, 2006 to June 30, 2007	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$232	$101,478	$72,809	$52	$30
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	148	299,258	394,798	342	165
Net realized gain (loss) on investments in Affiliates	0	0	13,935	0	0
Payments from Affiliates**	0	0	0	0	0
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	832	421,119	53,123	933	38
Net change in unrealized appreciation/depreciation of investments in Affiliates	0	18,309	(22,540)	0	0
Net increase (decrease) resulting from investment operations	1,212	840,164	512,125	1,327	233

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(114)	(31,762)	(29,613)	(5)	0
Class B	0	(3,096)	(3,045)	0	0
Class C	(23)	(6,282)	(6,099)	0	0
Other Classes	(88)	(30,362)	(24,241)	(20)	(14)
Net realized capital gains
Class A	(2)	(136,502)	(131,374)	(25)	0
Class B	0	(22,152)	(24,864)	0	0
Class C	0	(44,559)	(47,341)	(5)	(1)
Other Classes	(1)	(115,945)	(94,598)	(74)	(38)
Total Dividends and Distributions to Shareholders	(228)	(390,660)	(361,175)	(129)	(53)

Fund Share Transactions:
Shares sold
Class A	8,337	395,827	496,672	212	1,518
Class B	0	7,069	14,839	0	0
Class C	2,997	31,089	43,073	427	177
Other Classes	4,698	570,144	510,457	1,313	0
Issued in reinvestment of distributions
Class A	95	139,211	130,204	30	0
Class B	0	20,322	22,228	0	0
Class C	17	34,354	35,812	3	1
Other Classes	89	131,861	109,071	93	52
Cost of shares redeemed
Class A	(342)	(506,638)	(515,720)	(26)	0
Class B	0	(61,175)	(76,750)	0	0
Class C	(91)	(108,865)	(112,071)	(160)	(45)
Other Classes	(76)	(334,926)	(280,118)	0	0
Net increase (decrease) from Fund share transactions	15,724	318,273	377,697	1,892	1,703
Fund Redemption Fees	0	18	127	0	0
Total Increase (Decrease) in Net Assets	16,708	767,795	528,774	3,090	1,883

Net Assets:
Beginning of period	0	4,023,141	3,494,367	4,962	3,079
End of period*	$16,708	$4,790,936	$4,023,141	$8,052	$4,962
* Including undistributed (dividends in excess of) net investment income of:	$7	$57,350	$40,768	$51	$24
**	See Note 11

62	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

OCC Equity Premium Strategy Fund		OCC Growth Fund		OCC Opportunity Fund		OCC Target Fund		OCC Value Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

$23	$3	$(4,141)	$(4,716)	$(3,568)	$(3,751)	$(7,065)	$(9,701)	$14,776	$15,899
8,551	13,016	65,537	121,482	41,448	51,394	86,424	163,413	299,841	180,960
0	0	0	0	0	0	0	0	0	0
4	0	32	0	0	283	0	191	0	0
4,409	(7,550)	53,829	(61,500)	16,976	(14,170)	69,524	(77,050)	75,879	(15,043)
0	0	0	0	0	0	0	0	0	0
12,987	5,469	115,257	55,266	54,856	33,756	148,883	76,853	390,496	181,816

0	(8)	0	0	0	0	0	0	(7,626)	(8,079)
0	0	0	0	0	0	0	0	(1,930)	(1,792)
0	0	0	0	0	0	0	0	(2,345)	(1,723)
0	(4)	0	0	0	0	0	0	(5,600)	(4,907)

(1,810)	(896)	0	0	(1,162)	0	0	0	(43,344)	(100,099)
(1,015)	(597)	0	0	(441)	0	0	0	(27,799)	(61,505)
(1,292)	(692)	0	0	(3,414)	0	0	0	(34,401)	(83,862)
(252)	(235)	0	0	(906)	0	0	0	(29,379)	(57,494)
(4,369)	(2,432)	0	0	(5,923)	0	0	0	(152,424)	(319,461)

9,145	8,662	26,242	14,167	21,886	14,273	25,475	24,755	93,155	105,970
1,905	1,543	4,631	3,017	1,864	5,911	1,753	2,637	14,826	20,628
5,456	1,618	9,797	8,045	5,167	8,859	7,081	6,830	25,022	47,043
780	1,037	13,771	1,031	6,784	6,962	1,419	1,155	122,463	57,114

1,504	790	0	0	978	0	0	0	44,848	93,391
868	510	0	0	353	0	0	0	24,929	51,757
1,130	613	0	0	2,742	0	0	0	28,563	65,909
225	226	0	0	885	0	0	0	30,562	53,650

(11,846)	(7,998)	(21,312)	(25,924)	(21,932)	(17,649)	(58,601)	(60,902)	(202,761)	(473,491)
(4,867)	(6,491)	(13,324)	(19,333)	(7,457)	(7,297)	(26,125)	(28,526)	(94,347)	(165,530)
(5,438)	(7,929)	(83,901)	(119,844)	(25,807)	(34,016)	(91,463)	(120,267)	(129,701)	(318,848)
(4,040)	(3,684)	(3,762)	(2,584)	(29,056)	(11,495)	(1,285)	(55,950)	(164,560)	(297,306)
(5,178)	(11,103)	(67,858)	(141,425)	(43,593)	(34,452)	(141,746)	(230,268)	(207,001)	(759,713)
1	1	2	4	1	19	14	7	9	37
3,441	(8,065)	47,401	(86,155)	5,341	(677)	7,151	(153,408)	31,080	(897,321)

67,525	75,590	529,651	615,806	255,627	256,304	662,328	815,736	1,835,200	2,732,521
$70,966	$67,525	$577,052	$529,651	$260,968	$255,627	$669,479	$662,328	$1,866,280	$1,835,200
$1	$1	$(58)	$2	$0	$0	$0	$0	$8,068	$10,943

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	63

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Strategic Growth Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,932	$1,412	$(170)	$(250)	$(2)	$(2)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	35,167	41,654	6,677	20,414	371	(338)
Net realized gain (loss) on investments in Affiliates	0	0	0	0	0	0
Payments from Affiliates**	0	0	0	626	0	0
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	45,749	(2,480)	10,171	(5,403)	297	17
Net change in unrealized appreciation/depreciation of investments in Affiliates	0	0	0	0	0	0
Net increase (decrease) resulting from investment operations	82,848	40,586	16,678	15,387	666	(323)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(153)	(6)	0	0	0	0
Class B	(2)	(1)	0	0	0	0
Class C	(1)	0	0	0	0	0
Other Classes	(1,144)	(1,351)	0	0	0	0
Net realized capital gains
Class A	(2,979)	0	(737)	0	0	0
Class B	(572)	0	(448)	0	0	0
Class C	(577)	0	(643)	0	0	0
Other Classes	(23,169)	0	(13,587)	0	0	0
Total Dividends and Distributions to Shareholders	(28,597)	(1,358)	(15,415)	0	0	0

Fund Share Transactions:
Shares sold
Class A	24,429	31,698	504	1,420	322	437
Class B	1,460	5,341	468	1,641	0	0
Class C	2,259	4,514	189	1,662	56	10
Other Classes	76,663	132,027	7,947	16,311	14	3,026
Issued in reinvestment of distributions
Class A	3,030	6	678	0	0	0
Class B	488	1	384	0	0	0
Class C	468	1	484	0	0	0
Other Classes	22,956	1,250	13,234	0	0	0
Cost of shares redeemed
Class A	(37,766)	(22,020)	(1,616)	(1,087)	(35)	0
Class B	(3,179)	(3,183)	(1,081)	(770)	0	0
Class C	(3,141)	(2,589)	(1,309)	(748)	0	0
Other Classes	(156,979)	(145,033)	(48,914)	(43,360)	(7)	0
Net increase (decrease) from Fund share transactions	(69,312)	2,013	(29,032)	(24,931)	350	3,473
Fund Redemption Fees	9	6	0	2	0	0
Total Increase (Decrease) in Net Assets	(15,052)	41,247	(27,769)	(9,542)	1,016	3,150

Net Assets:
Beginning of period	549,417	508,170	113,684	123,226	3,150	0
End of period*	$534,365	$549,417	$85,915	$113,684	$4,166	$3,150
* Including undistributed (dividends in excess of) net investment income of:	$1,800	$1,167	$0	$0	$0	$0
**	See Note 11

64	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	65

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
CCM Capital Appreciation Fund
Class A
6/30/2007	$19.71	$0.04	$2.64	$2.68	$(0.02)
6/30/2006	17.93	0.04	1.74	1.78	0.00 (b)
6/30/2005	16.28	0.08	1.64	1.72	(0.07)
6/30/2004	14.03	(0.01)	2.26	2.25	0.00
6/30/2003	14.64	(0.01)	(0.60)	(0.61)	0.00
Class B
6/30/2007	$18.35	$(0.10)	$2.45	$2.35	$0.00 (b)
6/30/2006	16.82	(0.10)	1.63	1.53	0.00 (b)
6/30/2005	15.34	(0.04)	1.53	1.49	(0.01)
6/30/2004	13.31	(0.12)	2.15	2.03	0.00
6/30/2003	14.00	(0.10)	(0.59)	(0.69)	0.00
Class C
6/30/2007	$18.39	$(0.10)	$2.45	$2.35	$0.00 (b)
6/30/2006	16.85	(0.10)	1.64	1.54	0.00 (b)
6/30/2005	15.37	(0.04)	1.54	1.50	(0.02)
6/30/2004	13.34	(0.12)	2.15	2.03	0.00
6/30/2003	14.03	(0.10)	(0.59)	(0.69)	0.00
CCM Focused Growth Fund
Class A
7/5/2006 - 6/30/2007	$9.30	$(0.02)	$1.36	$1.34	$(0.03)
Class C
7/5/2006 - 6/30/2007	$9.30	$(0.09)	$1.36	$1.27	$(0.01)
CCM Mid-Cap Fund
Class A
6/30/2007	$27.57	$(0.01)	$3.65	$3.64	$0.00
6/30/2006	24.47	(0.02)	3.12	3.10	0.00
6/30/2005	21.26	(0.02)	3.23	3.21	0.00
6/30/2004	17.28	(0.06)	4.04	3.98	0.00
6/30/2003	17.73	(0.05)	(0.40)	(0.45)	0.00
Class B
6/30/2007	$25.68	$(0.19)	$3.35	$3.16	$0.00
6/30/2006	22.96	(0.20)	2.92	2.72	0.00
6/30/2005	20.10	(0.17)	3.03	2.86	0.00
6/30/2004	16.46	(0.19)	3.83	3.64	0.00
6/30/2003	17.03	(0.16)	(0.41)	(0.57)	0.00
Class C
6/30/2007	$25.69	$(0.20)	$3.37	$3.17	$0.00
6/30/2006	22.97	(0.20)	2.92	2.72	0.00
6/30/2005	20.11	(0.17)	3.03	2.86	0.00
6/30/2004	16.47	(0.19)	3.83	3.64	0.00
6/30/2003	17.03	(0.16)	(0.40)	(0.56)	0.00
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.55 and 12.60%, respectively.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.66 and 11.78%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.67 and 11.77%, respectively.

66	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.37)	$(1.39)	$0.00	(b)	$21.00		14.18%	$448,379	1.08%	0.21%	150%
0.00	0.00	0.00	(b)	19.71		9.95	361,002	1.12	0.19	161
0.00	(0.07)	0.00		17.93		10.58	271,755	1.11	0.48	137
0.00	0.00	0.00		16.28		16.04	174,260	1.11	(0.05)	148
0.00	0.00	0.00		14.03		(4.17)	147,590	1.10	(0.07)	161

$(1.37)	$(1.37)	$0.00	(b)	$19.33		13.36%	$60,862	1.83%	(0.52)%	150%
0.00	0.00	0.00	(b)	18.35		9.10	75,309	1.87	(0.56)	161
0.00	(0.01)	0.00		16.82		9.74	67,785	1.86	(0.24)	137
0.00	0.00	0.00		15.34		15.25	70,884	1.86	(0.80)	148
0.00	0.00	0.00		13.31		(4.93)	63,258	1.85	(0.82)	161

$(1.37)	$(1.37)	$0.00	(b)	$19.37		13.33%	$134,475	1.83%	(0.53)%	150%
0.00	0.00	0.00	(b)	18.39		9.14	138,280	1.87	(0.56)	161
0.00	(0.02)	0.00		16.85		9.74	111,461	1.86	(0.24)	137
0.00	0.00	0.00		15.37		15.22	101,288	1.86	(0.80)	148
0.00	0.00	0.00		13.34		(4.90)	85,969	1.85	(0.82)	161

$(0.14)	$(0.17)	$0.00		$10.47		14.60%	$1,704	1.11%*	(0.23)%*	106%

$(0.14)	$(0.15)	$0.00		$10.42		13.81%	$1,351	1.86%*	(0.91)%*	106%

$(2.87)	$(2.87)	$0.00	(b)	$28.34		14.52%	$334,271	1.09%	(0.05)%	164%
0.00	0.00	0.00	(b)	27.57	(c)	12.67 (c)	353,019	1.11	(0.06)	174
0.00	0.00	0.00		24.47		15.10	209,885	1.11	(0.08)	140
0.00	0.00	0.00		21.26		23.03	145,095	1.11	(0.29)	165
0.00	0.00	0.00		17.28		(2.54)	109,110	1.11	(0.34)	155

$(2.87)	$(2.87)	$0.00	(b)	$25.97		13.67%	$64,763	1.84%	(0.79)%	164%
0.00	0.00	0.00	(b)	25.68	(d)	11.85 (d)	85,023	1.86	(0.81)	174
0.00	0.00	0.00		22.96		14.23	61,076	1.86	(0.84)	140
0.00	0.00	0.00		20.10		22.11	63,988	1.86	(1.04)	165
0.00	0.00	0.00		16.46		(3.35)	56,490	1.86	(1.08)	155

$(2.87)	$(2.87)	$0.00	(b)	$25.99		13.71%	$102,361	1.84%	(0.80)%	164%
0.00	0.00	0.00	(b)	25.69	(e)	11.84 (e)	122,217	1.86	(0.80)	174
0.00	0.00	0.00		22.97		14.22	88,789	1.86	(0.83)	140
0.00	0.00	0.00		20.11		22.10	79,106	1.86	(1.04)	165
0.00	0.00	0.00		16.47		(3.29)	69,989	1.86	(1.09)	155

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	67

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
Allianz Global Investors Multi-Style Fund
Class A
6/30/2007	$11.78	$0.24	$1.47	$1.71	$(0.77)
6/30/2006	11.08	0.19	0.80	0.99	(0.16)
6/30/2005	10.60	0.22	0.50	0.72	(0.24)
6/30/2004	9.28	0.24	1.29	1.53	(0.21)
6/30/2003	9.24	0.25	0.03	0.28	(0.24)
Class B
6/30/2007	$11.72	$0.15	$1.46	$1.61	$(0.61)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)
6/30/2005	10.55	0.14	0.48	0.62	(0.16)
6/30/2004	9.25	0.17	1.29	1.46	(0.16)
6/30/2003	9.21	0.18	0.04	0.22	(0.18)
Class C
6/30/2007	$11.72	$0.15	$1.46	$1.61	$(0.63)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)
6/30/2005	10.55	0.14	0.48	0.62	(0.16)
6/30/2004	9.25	0.16	1.26	1.42	(0.12)
6/30/2003	9.21	0.18	0.03	0.21	(0.17)
NACM Growth Fund
Class A
6/30/2007	$12.89	$0.02	$2.63	$2.65	$0.00
6/30/2006	12.72	0.01	1.17	1.18	0.00
6/30/2005	11.94	0.01	1.06	1.07	0.00
6/30/2004	11.21	(0.07)	0.93	0.86	0.00
7/19/2002 - 6/30/2003	10.00	(0.03)	1.24	1.21	0.00
Class B
6/30/2007	$12.47	$(0.09)	$2.55	$2.46	$0.00
6/30/2006	12.44	(0.09)	1.13	1.04	0.00
6/30/2005	11.76	(0.08)	1.05	0.97	0.00
6/30/2004	11.13	(0.15)	0.91	0.76	0.00
7/19/2002 - 6/30/2003	10.00	(0.10)	1.23	1.13	0.00
Class C
6/30/2007	$12.47	$(0.10)	$2.55	$2.45	$0.00
6/30/2006	12.43	(0.08)	1.13	1.05	0.00
6/30/2005	11.76	(0.08)	1.04	0.96	0.00
6/30/2004	11.13	(0.15)	0.91	0.76	0.00
7/19/2002 - 6/30/2003	10.00	(0.10)	1.23	1.13	0.00
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Fund invests.
(c)	Less than $0.01 per share.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.92%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 21.70%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 29.64%.
(i)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 27.10%.

68	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.15)	$(0.92)	$0.00	(c)	$12.57	14.82%	$70,370	0.72	%(b)	1.98%	17%
(0.13)	(0.29)	0.00	(c)	11.78	9.03	65,643	0.65	(b)	1.65	6
0.00	(0.24)	0.00		11.08	6.84	48,049	0.65	(b)	2.04	25
0.00	(0.21)	0.00		10.60	16.21	35,618	0.65	(b)	2.34	23
0.00	(0.24)	0.00		9.28	3.15	11,675	0.65	(b)	2.86	13

$(0.15)	$(0.76)	$0.00	(c)	$12.57	13.98%	$82,725	1.47	%(b)	1.19%	17%
(0.13)	(0.20)	0.00	(c)	11.72	8.20	80,506	1.40	(b)	0.86	6
0.00	(0.16)	0.00		11.01	5.91	71,858	1.40	(b)	1.30	25
0.00	(0.16)	0.00		10.55	15.39	62,692	1.40	(b)	1.64	23
0.00	(0.18)	0.00		9.25	2.44	15,617	1.40	(b)	2.12	13

$(0.15)	$(0.78)	$0.00	(c)	$12.55	14.06%	$168,495	1.47	%(b)	1.23%	17%
(0.13)	(0.20)	0.00	(c)	11.72	8.21	140,987	1.40	(b)	0.87	6
0.00	(0.16)	0.00		11.01	5.92	120,586	1.40	(b)	1.31	25
0.00	(0.12)	0.00		10.55	15.35	100,419	1.40	(b)	1.61	23
0.00	(0.17)	0.00		9.25	2.40	39,761	1.40	(b)	2.10	13

$(0.34)	$(0.34)	$0.00	(c)	$15.20	20.79%	$9,411	1.17%		0.12%	168%
(1.01)	(1.01)	0.00	(c)	12.89	9.46	945	1.16	(e)	0.07	152
(0.29)	(0.29)	0.00		12.72	8.95	587	1.23	(d)	0.10	274
(0.13)	(0.13)	0.00		11.94	7.71	481	1.26		(0.55)	160
0.00	0.00	0.00		11.21	12.10	81	1.25	*(g)	(0.28)*	167

$(0.34)	$(0.34)	$0.00	(c)	$14.59	19.96%	$6,483	1.93%		(0.65)%	168%
(1.01)	(1.01)	0.00	(c)	12.47	8.50	1,560	1.91	(f)	(0.68)	152
(0.29)	(0.29)	0.00		12.44	8.23	1,400	1.97	(d)	(0.64)	274
(0.13)	(0.13)	0.00		11.76	6.87	672	2.00		(1.30)	160
0.00	0.00	0.00		11.13	11.30	160	2.00	*(h)	(0.95)*	167

$(0.34)	$(0.34)	$0.00	(c)	$14.58	19.88%	$6,923	1.93%		(0.69)%	168%
(1.01)	(1.01)	0.00	(c)	12.47	8.60	918	1.91	(f)	(0.65)	152
(0.29)	(0.29)	0.00		12.43	8.15	486	1.98	(d)	(0.66)	274
(0.13)	(0.13)	0.00		11.76	6.87	357	2.01		(1.30)	160
0.00	0.00	0.00		11.13	11.30	118	2.00	*(i)	(1.00)*	167

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	69

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Income & Growth Fund
Class A
02/28/2007 - 06/30/2007	$15.00	$0.28	$0.51	$0.79	$(0.22)
Class C
02/28/2007 - 06/30/2007	$15.00	$0.27	$0.48	$0.75	$(0.21)
NFJ All-Cap Value Fund
Class A
6/30/2007	$17.36	$0.26	$2.97	$3.23	$(0.16)
6/30/2006	15.76	0.15	2.13	2.28	(0.03)
6/30/2005	15.24	0.10	1.23	1.33	0.00
6/30/2004	12.36	0.02	3.32	3.34	(0.04)
7/19/2002 - 6/30/2003	10.00	0.07	2.51	2.58	(0.05)
Class B
6/30/2007	$16.90	$0.11	$2.89	$3.00	$(0.05)
6/30/2006	15.45	0.02	2.08	2.10	0.00 (c)
6/30/2005	15.06	(0.01)	1.21	1.20	0.00
6/30/2004	12.30	(0.08)	3.29	3.21	(0.03)
7/19/2002 - 6/30/2003	10.00	(0.02)	2.51	2.49	(0.02)
Class C
6/30/2007	$16.90	$0.11	$2.89	$3.00	$(0.05)
6/30/2006	15.45	0.02	2.08	2.10	0.00 (c)
6/30/2005	15.06	(0.01)	1.21	1.20	0.00
6/30/2004	12.29	(0.09)	3.29	3.20	(0.01)
7/19/2002 - 6/30/2003	10.00	(0.01)	2.50	2.49	(0.03)
NFJ Dividend Value Fund
Class A
6/30/2007	$15.35	$0.39	$3.21	$3.60	$(0.33)
6/30/2006	13.71	0.37	1.88	2.25	(0.39)
6/30/2005	12.48	0.30	1.37	1.67	(0.29)
6/30/2004	10.47	0.29	2.04	2.33	(0.23)
6/30/2003	11.31	0.30	(0.31)	(0.01)	(0.33)
Class B
6/30/2007	$15.25	$0.25	$3.20	$3.45	$(0.16)
6/30/2006	13.58	0.26	1.87	2.13	(0.24)
6/30/2005	12.39	0.20	1.35	1.55	(0.21)
6/30/2004	10.41	0.19	2.04	2.23	(0.16)
6/30/2003	11.29	0.23	(0.32)	(0.09)	(0.29)
Class C
6/30/2007	$15.23	$0.26	$3.18	$3.44	$(0.17)
6/30/2006	13.58	0.26	1.86	2.12	(0.25)
6/30/2005	12.38	0.20	1.36	1.56	(0.21)
6/30/2004	10.40	0.19	2.04	2.23	(0.16)
6/30/2003	11.28	0.23	(0.31)	(0.08)	(0.30)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 11.60%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 12.55%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 14.72%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.

70	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.03)	$(0.25)	$0.00		$15.54	5.19%	$246	1.33	%*	5.40%*	127%

$(0.03)	$(0.24)	$0.00		$15.51	4.94%	$195	2.06	%*	5.27%*	127%

$(0.40)	$(0.56)	$0.00	(c)	$20.03	18.76%	$8,636	1.33%		1.36%	122%
(0.65)	(0.68)	0.00	(c)	17.36	14.70	4,452	1.32	(g)	0.90	55
(0.83)	(0.83)	0.02		15.76	8.77	2,696	1.38	(b)	0.61	150
(0.42)	(0.46)	0.00		15.24	27.33	1,545	1.40		0.17	145
(0.17)	(0.22)	0.00		12.36	26.06	36	1.41	*(d)	0.70 *	173

$(0.40)	$(0.45)	$0.00	(c)	$19.45	17.89%	$6,174	2.08%		0.60%	122%
(0.65)	(0.65)	0.00	(c)	16.90	13.78	4,515	2.07	(h)	0.15	55
(0.83)	(0.83)	0.02		15.45	7.99	2,657	2.12	(b)	(0.07)	150
(0.42)	(0.45)	0.00		15.06	26.39	1,237	2.15		(0.58)	145
(0.17)	(0.19)	0.00		12.30	25.09	52	2.16	*(e)	(0.19)*	173

$(0.40)	$(0.45)	$0.00	(c)	$19.45	17.86%	$8,359	2.08%		0.61%	122%
(0.65)	(0.65)	0.00	(c)	16.90	13.78	5,727	2.07	(h)	0.14	55
(0.83)	(0.83)	0.02		15.45	7.99	5,155	2.12	(b)	(0.08)	150
(0.42)	(0.43)	0.00		15.06	26.36	2,107	2.15		(0.60)	145
(0.17)	(0.20)	0.00		12.29	25.12	103	2.16	*(f)	(0.14)*	173

$(0.29)	$(0.62)	$0.00	(c)	$18.33	23.78%	$3,480,442	1.05%		2.25%	29%
(0.22)	(0.61)	0.00	(c)	15.35	16.73	1,002,333	1.10		2.50	26
(0.15)	(0.44)	0.00		13.71	13.54	268,945	1.17	(b)	2.28	30
(0.09)	(0.32)	0.00		12.48	22.46	88,569	1.20		2.40	36
(0.50)	(0.83)	0.00		10.47	0.49	12,878	1.20		3.07	43

$(0.29)	$(0.45)	$0.00	(c)	$18.25	22.80%	$485,664	1.80%		1.50%	29%
(0.22)	(0.46)	0.00	(c)	15.25	15.94	279,643	1.85		1.77	26
(0.15)	(0.36)	0.00		13.58	12.57	122,934	1.92	(b)	1.53	30
(0.09)	(0.25)	0.00		12.39	21.57	51,301	1.95		1.64	36
(0.50)	(0.79)	0.00		10.41	(0.27)	8,913	1.95		2.31	43

$(0.29)	$(0.46)	$0.00	(c)	$18.21	22.81%	$1,747,103	1.80%		1.50%	29%
(0.22)	(0.47)	0.00	(c)	15.23	15.84	712,851	1.85		1.77	26
(0.15)	(0.36)	0.00		13.58	12.70	270,801	1.92	(b)	1.53	30
(0.09)	(0.25)	0.00		12.38	21.57	88,221	1.95		1.64	36
(0.50)	(0.80)	0.00		10.40	(0.26)	17,843	1.95		2.32	43

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	71

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NFJ Large-Cap Value Fund
Class A
6/30/2007	$17.69	$0.32	$3.36	$3.68	$(0.27)
6/30/2006	15.97	0.31	2.07	2.38	(0.29)
6/30/2005	14.58	0.23	1.94	2.17	(0.20)
6/30/2004	12.22	0.17	2.37	2.54	(0.18)
7/19/2002 - 6/30/2003	11.07	0.23	1.39	1.62	(0.21)
Class B
6/30/2007	$17.56	$0.16	$3.36	$3.52	$(0.11)
6/30/2006	15.83	0.19	2.05	2.24	(0.14)
6/30/2005	14.49	0.11	1.93	2.04	(0.12)
6/30/2004	12.16	0.07	2.36	2.43	(0.10)
7/19/2002 - 6/30/2003	11.07	0.14	1.38	1.52	(0.17)
Class C
6/30/2007	$17.58	$0.16	$3.35	$3.51	$(0.12)
6/30/2006	15.83	0.19	2.06	2.25	(0.13)
6/30/2005	14.49	0.11	1.92	2.03	(0.11)
6/30/2004	12.16	0.08	2.35	2.43	(0.10)
7/19/2002 - 6/30/2003	11.07	0.15	1.38	1.53	(0.18)
NFJ Mid-Cap Value Fund
Class A
8/22/2006 - 6/30/2007	$15.00	$0.51	$2.33	$2.84	$(0.34)
Class C
8/22/2006 - 6/30/2007	$15.00	$0.33	$2.39	$2.72	$(0.29)
NFJ Small-Cap Value Fund
Class A
6/30/2007	$31.47	$0.78	$5.59	$6.37	$(0.55)
6/30/2006	30.26	0.61	3.59	4.20	(0.52)
6/30/2005	27.30	0.52	4.43	4.95	(0.39)
6/30/2004	21.59	0.49	5.72	6.21	(0.27)
6/30/2003	21.51	0.35	(0.01)	0.34	(0.21)
Class B
6/30/2007	$30.46	$0.51	$5.40	$5.91	$(0.33)
6/30/2006	29.36	0.36	3.49	3.85	(0.28)
6/30/2005	26.65	0.29	4.32	4.61	(0.30)
6/30/2004	21.17	0.29	5.61	5.90	(0.19)
6/30/2003	21.19	0.19	(0.01)	0.18	(0.15)
Class C
6/30/2007	$30.49	$0.51	$5.41	$5.92	$(0.33)
6/30/2006	29.40	0.36	3.50	3.86	(0.30)
6/30/2005	26.69	0.29	4.32	4.61	(0.30)
6/30/2004	21.21	0.29	5.61	5.90	(0.19)
6/30/2003	21.23	0.20	(0.02)	0.18	(0.15)
OCC Core Equity Fund
Class A
06/30/2007	$10.82	$0.06	$1.99	$2.05	$(0.03)
6/30/2006	10.25	0.14	0.61	0.75	(0.05)
3/31/2005 - 6/30/2005	10.00	0.02	0.23	0.25	0.00
Class C
06/30/2007	$10.74	$(0.03)	$1.97	$1.94	$0.00 (d)
6/30/2006	10.23	(0.01)	0.68	0.67	(0.03)
3/31/2005 - 6/30/2005	10.00	0.00	0.23	0.23	0.00
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

72	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.41)	$(0.68)	$0.00	(d)	$20.69	21.09%	$211,263	1.12%		1.63%	26%
(0.37)	(0.66)	0.00	(d)	17.69	15.23	36,954	1.12		1.85	32
(0.59)	(0.79)	0.01		15.97	15.24	17,189	1.16	(b)	1.49	35
0.00	(0.18)	0.00		14.58	20.92	3,723	1.20		1.25	99
(0.26)	(0.47)	0.00		12.22	14.85	431	1.20	*	2.12 *	54

$(0.41)	$(0.52)	$0.00	(d)	$20.56	20.16%	$42,013	1.87%		0.84%	26%
(0.37)	(0.51)	0.00	(d)	17.56	14.41	22,939	1.87		1.12	32
(0.59)	(0.71)	0.01		15.83	14.37	13,298	1.89	(b)	0.74	35
0.00	(0.10)	0.00		14.49	20.07	2,088	1.95		0.52	99
(0.26)	(0.43)	0.00		12.16	13.98	263	1.95	*	1.33 *	54

$(0.41)	$(0.53)	$0.00	(d)	$20.56	20.17%	$95,578	1.87%		0.86%	26%
(0.37)	(0.50)	0.00	(d)	17.58	14.45	32,171	1.87		1.10	32
(0.59)	(0.70)	0.01		15.83	14.33	16,576	1.91	(b)	0.73	35
0.00	(0.10)	0.00		14.49	20.05	3,612	1.95		0.56	99
(0.26)	(0.44)	0.00		12.16	14.02	735	1.95	*	1.39 *	54

$(0.01)	$(0.35)	$0.00	(d)	$17.49	19.08%	$8,588	1.25	%*	3.53%*	33%

$(0.01)	$(0.30)	$0.00	(d)	$17.42	18.29%	$3,028	2.00	%*	2.31%*	33%

$(2.52)	$(3.07)	$0.00	(d)	$34.77	21.25%	$1,961,925	1.22%		2.38%	27%
(2.47)	(2.99)	0.00	(d)	31.47	14.50	1,745,770	1.25		1.97	32
(1.60)	(1.99)	0.00		30.26	18.55	1,566,529	1.26	(c)	1.83	20
(0.23)	(0.50)	0.00		27.30	29.04	1,177,495	1.26		1.98	30
(0.05)	(0.26)	0.00		21.59	1.72	662,081	1.25		1.76	20

$(2.52)	$(2.85)	$0.00	(d)	$33.52	20.37%	$288,895	1.97%		1.62%	27%
(2.47)	(2.75)	0.00	(d)	30.46	13.64	294,769	2.00		1.20	32
(1.60)	(1.90)	0.00		29.36	17.66	321,909	2.01	(c)	1.05	20
(0.23)	(0.42)	0.00		26.65	28.11	328,265	2.01		1.19	30
(0.05)	(0.20)	0.00		21.17	0.95	249,479	2.00		0.99	20

$(2.52)	$(2.85)	$0.00	(d)	$33.56	20.32%	$592,171	1.97%		1.62%	27%
(2.47)	(2.77)	0.00	(d)	30.49	13.68	579,280	2.00		1.21	32
(1.60)	(1.90)	0.00		29.40	17.64	589,448	2.01	(c)	1.06	20
(0.23)	(0.42)	0.00		26.69	28.08	563,018	2.01		1.20	30
(0.05)	(0.20)	0.00		21.21	0.96	388,065	2.00		1.01	20

$(0.17)	$(0.20)	$0.00		$12.67	19.14%	$2,010	1.12%		0.48%	62%
(0.13)	(0.18)	0.00	(d)	10.82	7.32	1,523	1.13	(g)	1.31	80
0.00	0.00	0.00		10.25	2.50	10	1.14	*(e)	0.74 *	13

$(0.17)	$(0.17)	$0.00		$12.51	18.22%	$470	1.87%		(0.24)%	62%
(0.13)	(0.16)	0.00	(d)	10.74	6.59	144	1.86	(h)	(0.06)	80
0.00	0.00	0.00		10.23	2.30	10	1.92	*(f)	(0.04)*	13
(d)	Less than $0.01 per share.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.95%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.18%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.87%.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	73

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Equity Premium Strategy Fund
Class A
6/30/2007	$8.29	$0.04	$1.72	$1.76	$0.00
6/30/2006	7.91	0.03	0.65	0.68	0.00 (b)
6/30/2005	7.58	0.07	0.35	0.42	(0.09)
6/30/2004	6.51	0.08	1.09	1.17	(0.10)
6/30/2003	6.97	0.08	(0.45)	(0.37)	(0.09)
Class B
6/30/2007	$8.10	$(0.03)	$1.69	$1.66	$0.00
6/30/2006	7.79	(0.03)	0.64	0.61	0.00 (b)
6/30/2005	7.47	0.01	0.35	0.36	(0.04)
6/30/2004	6.42	0.03	1.07	1.10	(0.05)
6/30/2003	6.89	0.04	(0.45)	(0.41)	(0.06)
Class C
6/30/2007	$8.09	$(0.03)	$1.69	$1.66	$0.00
6/30/2006	7.79	(0.03)	0.63	0.60	0.00 (b)
6/30/2005	7.46	0.01	0.36	0.37	(0.04)
6/30/2004	6.42	0.03	1.06	1.09	(0.05)
6/30/2003	6.89	0.04	(0.45)	(0.41)	(0.06)
OCC Growth Fund
Class A
6/30/2007	$22.63	$(0.04)	$5.63	$5.59	$0.00
6/30/2006	20.55	(0.04)	2.12	2.08	0.00 (b)
6/30/2005	19.94	0.04	0.57	0.61	0.00
6/30/2004	16.70	(0.06)	3.30	3.24	0.00
6/30/2003	18.10	(0.03)	(1.37)	(1.40)	0.00
Class B
6/30/2007	$19.05	$(0.19)	$4.72	$4.53	$0.00
6/30/2006	17.43	(0.17)	1.79	1.62	0.00 (b)
6/30/2005	17.04	(0.09)	0.48	0.39	0.00
6/30/2004	14.38	(0.17)	2.83	2.66	0.00
6/30/2003	15.71	(0.13)	(1.20)	(1.33)	0.00
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.50%.
(e)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 4.72%.
(f)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 4.86%.
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the Adviser had not made repayments, end of period net asset value and total return would have been $19.91 and 19.21%, respectively.
(h)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.13%. If the Adviser had not made repayments, end of period net asset value and total return would have been $20.52 and 2.93%, respectively.
(i)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.

74	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.58)	$(0.58)	$0.00		$9.47	(k)	21.84	%(k)	$29,137	1.28%	0.40%	135%
(0.30)	(0.30)	0.00	(b)	8.29		8.52		26,588	1.31	0.40	149
0.00	(0.09)	0.00		7.91		5.55	(d)	24,160	1.34 (c)	0.92	24
0.00	(0.10)	0.00		7.58		17.96		25,300	1.36	1.14	83
0.00	(0.09)	0.00		6.51		(5.17)		23,125	1.36	1.37	84

$(0.58)	$(0.58)	$0.00		$9.18	(l)	20.95	%(l)	$15,734	2.03%	(0.35)%	135%
(0.30)	(0.30)	0.00	(b)	8.10		7.84		15,882	2.05	(0.37)	149
0.00	(0.04)	0.00		7.79		4.77	(e)	19,530	2.09 (c)	0.17	24
0.00	(0.05)	0.00		7.47		17.12		23,837	2.11	0.38	83
0.00	(0.06)	0.00		6.42		(5.88)		17,237	2.11	0.60	84

$(0.58)	$(0.58)	$0.00		$9.17	(m)	20.98	%(m)	$22,093	2.03%	(0.33)%	135%
(0.30)	(0.30)	0.00	(b)	8.09		7.71		18,582	2.05	(0.37)	149
0.00	(0.04)	0.00		7.79		4.91	(f)	23,390	2.09 (c)	0.17	24
0.00	(0.05)	0.00		7.46		16.93		28,626	2.11	0.38	83
0.00	(0.06)	0.00		6.42		(5.85)		23,619	2.11	0.61	84

$0.00	$0.00	$0.00	(b)	$28.22	(n)	24.70	%(n)	$107,105	1.16%	(0.15)%	79%
0.00	0.00	0.00	(b)	22.63		10.12		82,137	1.17	(0.18)	115
0.00	0.00	0.00		20.55	(h)	3.06	(h)	85,553	1.16	0.19	39
0.00	0.00	0.00		19.94	(g)	19.40	(g)	101,505	1.16	(0.31)	71
0.00	0.00	0.00		16.70		(7.73)		94,428	1.16	(0.19)	70

$0.00	$0.00	$0.00	(b)	$23.58	(o)	23.78	%(o)	$25,740	1.91%	(0.91)%	79%
0.00	0.00	0.00	(b)	19.05		9.29		28,831	1.92	(0.93)	115
0.00	0.00	0.00		17.43	(j)	2.29	(j)	41,545	1.91	(0.56)	39
0.00	0.00	0.00		17.04	(i)	18.50	(i)	57,743	1.91	(1.05)	71
0.00	0.00	0.00		14.38		(8.47)		65,651	1.91	(0.94)	70
(j)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.41 and 2.16%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(l)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(m)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(n)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01%, respectively.
(o)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	75

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Growth Fund (cont.)
Class C
6/30/2007	$19.05	$(0.19)	$4.72	$4.53	$0.00
6/30/2006	17.43	(0.17)	1.79	1.62	0.00
6/30/2005	17.04	(0.09)	0.48	0.39	0.00
6/30/2004	14.38	(0.17)	2.83	2.66	0.00
6/30/2003	15.71	(0.13)	(1.20)	(1.33)	0.00
OCC Opportunity Fund
Class A
6/30/2007	$25.47	$(0.28)	$6.55	$6.27	$0.00
6/30/2006	22.19	(0.25)	3.53	3.28	0.00
6/30/2005	20.99	(0.22)	1.42	1.20	0.00
6/30/2004	15.49	(0.19)	5.69	5.50	0.00
6/30/2003	15.01	(0.13)	0.61	0.48	0.00
Class B
6/30/2007	$20.19	$(0.38)	$5.15	$4.77	$0.00
6/30/2006	17.72	(0.35)	2.82	2.47	0.00
6/30/2005	16.89	(0.30)	1.13	0.83	0.00
6/30/2004	12.56	(0.28)	4.61	4.33	0.00
6/30/2003	12.26	(0.19)	0.49	0.30	0.00
Class C
6/30/2007	$20.18	$(0.38)	$5.16	$4.78	$0.00
6/30/2006	17.72	(0.35)	2.81	2.46	0.00
6/30/2005	16.89	(0.30)	1.13	0.83	0.00
6/30/2004	12.56	(0.27)	4.60	4.33	0.00
6/30/2003	12.26	(0.19)	0.49	0.30	0.00
OCC Target Fund
Class A
6/30/2007	$19.71	$(0.12)	$5.39	$5.27	$0.00
6/30/2006	17.84	(0.15)	2.02	1.87	0.00
6/30/2005	17.17	(0.12)	0.79	0.67	0.00
6/30/2004	13.34	(0.12)	3.95	3.83	0.00
6/30/2003	13.32	(0.08)	0.10	0.02	0.00
Class B
6/30/2007	$17.04	$(0.24)	$4.64	$4.40	$0.00
6/30/2006	15.55	(0.25)	1.74	1.49	0.00
6/30/2005	15.07	(0.21)	0.69	0.48	0.00
6/30/2004	11.80	(0.21)	3.48	3.27	0.00
6/30/2003	11.86	(0.15)	0.09	(0.06)	0.00
Class C
6/30/2007	$17.04	$(0.24)	$4.64	$4.40	$0.00
6/30/2006	15.54	(0.25)	1.75	1.50	0.00
6/30/2005	15.07	(0.21)	0.68	0.47	0.00
6/30/2004	11.79	(0.21)	3.49	3.28	0.00
6/30/2003	11.86	(0.15)	0.08	(0.07)	0.00
(a)	Calculated on average shares outstanding during the period.
(b)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.19%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.01 and 18.31%, respectively.
(c)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.41 and 2.16%, respectively.
(d)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.71%.
(e)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 35.49%.
(f)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 4.90%.
(g)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 34.46%.
(h)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.88%.
(i)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 28.69%.
(j)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 3.16%.
(k)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.69%.
(l)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.10%.
(m)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.80%.

76	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	(n)	$23.58	(f)	23.78	%(f)	$425,999	1.91%	(0.91)%	79%
0.00	0.00	0.00	(n)	19.05		9.29		411,731	1.92	(0.93)	115
0.00	0.00	0.00		17.43	(c)	2.29	(c)	480,947	1.91	(0.56)	39
0.00	0.00	0.00		17.04	(b)	18.50	(b)	611,348	1.91	(1.06)	71
0.00	0.00	0.00		14.38		(8.47)		648,456	1.91	(0.94)	70

$(0.54)	$(0.54)	$0.00	(n)	$31.20		24.85%		$69,160	1.32%	(1.00)%	148%
0.00	0.00	0.00	(n)	25.47	(o)	14.78	(o)	55,768	1.32	(1.02)	171
0.00	0.00	0.00		22.19		5.72	(d)	52,118	1.31	(1.04)	139
0.00	0.00	0.00		20.99		35.51	(e)	60,781	1.31	(1.00)	184
0.00	0.00	0.00		15.49		3.20		44,297	1.31	(1.08)	214

$(0.54)	$(0.54)	$0.00	(n)	$24.42		23.91%		$17,107	2.07%	(1.76)%	148%
0.00	0.00	0.00	(n)	20.19	(p)	13.94	(p)	19,062	2.07	(1.77)	171
0.00	0.00	0.00		17.72		4.91	(f)	18,253	2.06	(1.79)	139
0.00	0.00	0.00		16.89		34.47	(g)	23,073	2.07	(1.77)	184
0.00	0.00	0.00		12.56		2.45		12,962	2.06	(1.83)	214

$(0.54)	$(0.54)	$0.00	(n)	$24.42		23.97%		$147,960	2.07%	(1.75)%	148%
0.00	0.00	0.00	(n)	20.18	(q)	13.88	(q)	139,516	2.07	(1.77)	171
0.00	0.00	0.00		17.72		4.91	(f)	145,669	2.06	(1.79)	139
0.00	0.00	0.00		16.89		34.47	(g)	173,643	2.06	(1.74)	184
0.00	0.00	0.00		12.56		2.45		142,354	2.06	(1.83)	214

$0.00	$0.00	$0.00	(n)	$24.98		26.74%		$175,023	1.21%	(0.55)%	114%
0.00	0.00	0.00	(n)	19.71	(r)	10.48	(r)	169,007	1.22	(0.75)	134
0.00	0.00	0.00		17.84		3.90	(h)	186,300	1.21	(0.70)	103
0.00	0.00	0.00		17.17		28.71	(i)	209,123	1.21	(0.77)	96
0.00	0.00	0.00		13.34		0.15		148,721	1.21	(0.71)	105

$0.00	$0.00	$0.00	(n)	$21.44		25.82%		$50,506	1.96%	(1.31)%	114%
0.00	0.00	0.00	(n)	17.04	(s)	9.58	(s)	62,324	1.97	(1.50)	134
0.00	0.00	0.00		15.55		3.19	(j)	80,594	1.96	(1.45)	103
0.00	0.00	0.00		15.07		27.71	(k)	106,709	1.96	(1.52)	96
0.00	0.00	0.00		11.80		(0.51)		105,896	1.96	(1.47)	105

$0.00	$0.00	$0.00	(n)	$21.44		25.82%		$432,836	1.96%	(1.30)%	114%
0.00	0.00	0.00	(n)	17.04	(t)	9.65	(t)	422,314	1.97	(1.50)	134
0.00	0.00	0.00		15.54		3.12	(l)	489,743	1.96	(1.45)	103
0.00	0.00	0.00		15.07		27.82	(m)	600,439	1.96	(1.52)	96
0.00	0.00	0.00		11.79		(0.59)		538,347	1.96	(1.46)	105
(n)	Less than $0.01 per share.
(o)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.45 and 14.68%, respectively.
(p)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.17 and 13.81%, respectively.
(q)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.16 and 13.75%, respectively.
(r)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.
(s)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.56%, respectively.
(t)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.63%, respectively.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	77

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Value Fund
Class A
6/30/2007	$16.09	$0.19	$3.47	$3.66	$(0.20)
6/30/2006	17.25	0.17	1.19	1.36	(0.17)
6/30/2005	17.16	0.14	0.48	0.62	(0.07)
6/30/2004	12.71	0.10	4.41	4.51	(0.06)
6/30/2003	13.75	0.10	(0.56)	(0.46)	0.00
Class B
6/30/2007	$15.47	$0.06	$3.33	$3.39	$(0.08)
6/30/2006	16.70	0.05	1.13	1.18	(0.06)
6/30/2005	16.69	0.01	0.48	0.49	(0.02)
6/30/2004	12.42	(0.02)	4.31	4.29	(0.02)
6/30/2003	13.55	0.01	(0.56)	(0.55)	0.00
Class C
6/30/2007	$15.50	$0.06	$3.34	$3.40	$(0.08)
6/30/2006	16.70	0.05	1.14	1.19	(0.04)
6/30/2005	16.70	0.01	0.47	0.48	(0.02)
6/30/2004	12.43	(0.02)	4.31	4.29	(0.02)
6/30/2003	13.55	0.01	(0.55)	(0.54)	0.00
RCM Large-Cap Growth Fund
Class A
6/30/2007	$13.67	$0.02	$2.13	$2.15	$(0.04)
6/30/2006	12.68	0.00 (c)	0.99	0.99	0.00 (c)
6/30/2005	12.13	0.02	0.54	0.56	(0.01)
6/30/2004	10.89	(0.02)	1.29	1.27	(0.03)
6/30/2003	10.94	0.02	(0.03)	(0.01)	(0.03)
Class B
6/30/2007	$13.30	$(0.09)	$2.08	$1.99	$0.00 (c)
6/30/2006	12.44	(0.10)	0.96	0.86	0.00 (c)
6/30/2005	11.98	(0.07)	0.53	0.46	0.00
6/30/2004	10.80	(0.10)	1.28	1.18	0.00
6/30/2003	10.91	(0.07)	(0.02)	(0.09)	(0.02)
Class C
6/30/2007	$13.33	$(0.09)	$2.07	$1.98	$0.00 (c)
6/30/2006	12.46	(0.10)	0.97	0.87	0.00 (c)
6/30/2005	12.00	(0.07)	0.53	0.46	0.00
6/30/2004	10.82	(0.11)	1.29	1.18	0.00
6/30/2003	10.90	(0.07)	(0.01)	(0.08)	0.00
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	Repayments by the Adviser increased the end of period net asset value by $0.01 per share and the total return by 0.05%. If the Adviser had not made repayments, the end of period net asset value and total return would have been $17.24 and 3.55%, respectively.
(e)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(f)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $16.69 and 2.83%, respectively.
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $16.69 and 2.78%, respectively.

78	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.24)	$0.00	$(1.44)	$0.00	(c)	$18.31		23.19%	$628,659	1.10%		1.09%	95%
(2.35)	0.00	(2.52)	0.00	(c)	16.09		8.11	612,706	1.11		1.03	63
(0.46)	0.00	(0.53)	0.00		17.25	(d)	3.60 (d)	930,699	1.11	(e)	0.80	101
0.00	0.00	(0.06)	0.00		17.16		35.58	867,400	1.11		0.61	67
(0.58)	0.00	(0.58)	0.00		12.71		(2.80)	275,622	1.10		0.87	152

$(1.24)	$0.00	$(1.32)	$0.00	(c)	$17.54		22.27%	$377,067	1.85%		0.34%	95%
(2.35)	0.00	(2.41)	0.00	(c)	15.47		7.23	383,135	1.86		0.30	63
(0.46)	0.00	(0.48)	0.00		16.70	(f)	2.87 (f)	506,068	1.86	(e)	0.05	101
0.00	0.00	(0.02)	0.00		16.69		34.55	475,577	1.86		(0.14)	67
(0.58)	0.00	(0.58)	0.00		12.42		(3.53)	241,311	1.85		0.12	152

$(1.24)	$0.00	$(1.32)	$0.00	(c)	$17.58		22.28%	$468,853	1.85%		0.34%	95%
(2.35)	0.00	(2.39)	0.00	(c)	15.50		7.31	484,061	1.86		0.28	63
(0.46)	0.00	(0.48)	0.00		16.70	(g)	2.82 (g)	728,865	1.86	(e)	0.05	101
0.00	0.00	(0.02)	0.00		16.70		34.53	699,047	1.86		(0.14)	67
(0.58)	0.00	(0.58)	0.00		12.43		(3.45)	315,256	1.85		0.12	152

$(0.74)	$0.00	$(0.78)	$0.00	(c)	$15.04		16.06%	$51,136	1.11%		0.11%	54%
0.00	0.00	0.00	0.00	(c)	13.67		7.82	56,247	1.12		0.01	74
0.00	0.00	(0.01)	0.00		12.68		4.65	43,387	1.18	(b)	0.17	118
0.00	0.00	(0.03)	0.00		12.13		11.66	37,102	1.21		(0.13)	82
0.00	(0.01)	(0.04)	0.00		10.89		(0.05)	19,560	1.20		0.15	25

$(0.74)	$0.00	$(0.74)	$0.00	(c)	$14.55		15.30%	$10,770	1.86%		(0.64)%	54%
0.00	0.00	0.00	0.00	(c)	13.30		6.92	11,034	1.87		(0.73)	74
0.00	0.00	0.00	0.00		12.44		3.84	8,357	1.93	(b)	(0.59)	118
0.00	0.00	0.00	0.00		11.98		10.94	8,381	1.96		(0.89)	82
0.00	0.00	(0.02)	0.00		10.80		(0.84)	4,384	1.95		(0.64)	25

$(0.74)	$0.00	$(0.74)	$0.00	(c)	$14.57		15.19%	$10,862	1.86	%*	(0.64)%	54%
0.00	0.00	0.00	0.00	(c)	13.33		6.99	10,312	1.87		(0.74)	74
0.00	0.00	0.00	0.00		12.46		3.83	7,857	1.93	(b)	(0.59)	118
0.00	0.00	0.00	0.00		12.00		10.93	7,821	1.96		(0.91)	82
0.00	0.00	0.00	0.00		10.82		(0.73)	3,699	1.95		(0.68)	25

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	79

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM Mid-Cap Fund
Class A
6/30/2007	$2.89	$(0.01)	$0.57	$0.56	$0.00
6/30/2006	2.58	(0.02)	0.33	0.31	0.00
6/30/2005	2.48	(0.01)	0.11	0.10	0.00
6/30/2004	2.04	(0.02)	0.46	0.44	0.00
6/30/2003	1.99	(0.02)	0.07	0.05	0.00
Class B
6/30/2007	$2.83	$(0.03)	$0.56	$0.53	$0.00
6/30/2006	2.55	(0.04)	0.32	0.28	0.00
6/30/2005	2.47	(0.03)	0.11	0.08	0.00
6/30/2004	2.04	(0.04)	0.47	0.43	0.00
6/30/2003	2.00	(0.03)	0.07	0.04	0.00
Class C
6/30/2007	$2.82	$(0.03)	$0.56	$0.53	$0.00
6/30/2006	2.54	(0.04)	0.32	0.28	0.00
6/30/2005	2.47	(0.03)	0.10	0.07	0.00
6/30/2004	2.04	(0.04)	0.47	0.43	0.00
6/30/2003	2.00	(0.03)	0.07	0.04	0.00
RCM Strategic Growth Fund
Class A
06/30/2007	$13.56	$(0.05)	$2.68	$2.63	$0.00
3/31/2006 - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	0.00
Class C
06/30/2007	$13.53	$(0.16)	$2.66	$2.50	$0.00
3/31/2006 - 6/30/2006	15.00	(0.05)	(1.42)	(1.47)	0.00
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.87 and 11.38%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.81 and 10.34%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.65%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.80 and 10.37%, respectively.

80	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.58)	$(0.58)	$0.00	(c)	$2.87		21.69%	$3,640	1.17%		(0.49)%	102%
0.00	0.00	0.00	(c)	2.89	(d)	12.02 (d)	4,046	1.15		(0.52)	161
0.00	0.00	0.00		2.58		4.03	3,336	1.22	(b)	(0.59)	147
0.00	0.00	0.00		2.48		21.57	2,836	1.23		(0.78)	145
0.00	0.00	0.00		2.04		2.51	847	1.23		(0.85)	132

$(0.58)	$(0.58)	$0.00	(c)	$2.78		21.08%	$2,412	1.92%		(1.24)%	102%
0.00	0.00	0.00	(c)	2.83	(e)	10.98 (e)	2,655	1.90		(1.26)	161
0.00	0.00	0.00		2.55		3.24	1,642	1.98	(b)	(1.35)	147
0.00	0.00	0.00		2.47		21.08	2,083	1.98		(1.51)	145
0.00	0.00	0.00		2.04		2.00	378	1.98		(1.58)	132

$(0.58)	$(0.58)	$0.00	(c)	$2.77		21.17%	$2,764	1.92%		(1.25)%	102%
0.00	0.00	0.00	(c)	2.82	(f)	11.02 (f)	3,483	1.90		(1.26)	161
0.00	0.00	0.00		2.54		2.83	2,335	1.98	(b)	(1.35)	147
0.00	0.00	0.00		2.47		21.08	2,627	1.98		(1.53)	145
0.00	0.00	0.00		2.04		2.00	775	1.98		(1.60)	132

$0.00	$0.00	$0.00	(c)	$16.19		19.23%	$810	1.69%		(0.37)%	177%
0.00	0.00	0.00		13.56		(9.53)	403	1.64	*	(0.44)*	113

$0.00	$0.00	$0.00		$16.03		18.39%	$68	2.42%		(1.03)%	177%
0.00	0.00	0.00		13.53		(9.73)	9	2.48	*	(1.47)*	113

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	81

Notes to Financial Statements

June 30, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-five separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

Prior to November 1, 2006, OCC Equity Premium Strategy Fund, OCC Growth Fund, OCC Opportunity Fund and OCC Target Fund were subadvised by PEA Capital LLC (“PEA”) pursuant to Portfolio Management Agreements between the Adviser and PEA. On November 1, 2006, the Adviser, PEA and Oppenheimer Capital entered into a novation agreement pursuant to which PEA was replaced by Oppenheimer Capital as sub-adviser to the aforementioned funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Trust, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Trust will be required to comply with the Interpretation by December 31, 2007. Fund Management is in the process of evaluating the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Trust’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s net asset value (“NAV”) is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold

82	Allianz Funds Annual Report	06.30.07

on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on Investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund, excluding Allianz Global Investors Multi-Style, NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the Allianz Global Investors Multi-Style, NACM Income & Growth Fund, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future years is reduced by the net capital gains for the current capital year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain or loss. Realized gain or (loss) and unrealized appreciation or (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.   Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: NFJ All-Cap Value Fund—$2,334; NFJ Dividend Value Fund—$596; NFJ Mid-Cap Value Fund—$216; NFJ Small-Cap Value Fund—$211,099; OCC Core Equity Fund—$2,764; OCC Equity Premium Strategy Fund—$22,876; OCC Growth Fund—$24,454; OCC Target Fund—$8,500; OCC Value Fund—$55,666; RCM Large-Cap Growth Fund—$30,363; and RCM Strategic Growth Fund—$565.

Options Contracts.  Certain Funds may write options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  The Funds, except the Allianz Global Investors Multi-Style Fund, may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund

06.30.07	Allianz Funds Annual Report	83

Notes to Financial Statements  (Cont.)

June 30, 2007

takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  The Funds, except the Allianz Global Investors Multi-Style Fund, may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June, 30, 2007 was $1,517,775. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bear the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG is the securities lending agent for the Trust.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee. Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Administration Fee.  The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)		Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
Allianz Global Investors Multi-Style Fund	0.00%		0.15%	(3)	N/A	0.40%	N/A	N/A
CCM Capital Appreciation Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
CCM Focused Growth Fund	0.45%		0.25%		0.25%	0.40%	0.40%	N/A
CCM Mid-Cap Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
NACM Growth Fund	0.50%		0.25%		0.25%	0.40%	0.40%	N/A
NACM Income & Growth Fund	0.65%		0.25%		N/A	0.40%	0.40%	N/A
NFJ All-Cap Value Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
NFJ Dividend Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
NFJ Large-Cap Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
NFJ Mid-Cap Value Fund	0.60%		0.25%		N/A	0.40%	0.40%	N/A
NFJ Small-Cap Value Fund	0.60%	(4)	0.25%		0.25%	0.40%	0.40%	0.40%
OCC Core Equity Fund	0.45%		0.25%		N/A	0.40%	0.40%	N/A
OCC Equity Premium Strategy Fund	0.60%		0.25%		0.25%	0.40%	0.40%	0.40%
OCC Growth Fund	0.50%		0.25%		0.25%	0.40%	0.40%	0.40%
OCC Opportunity Fund	0.65%		0.25%		0.25%	0.40%	0.40%	N/A
OCC Target Fund	0.55%		0.25%		0.25%	0.40%	0.40%	N/A
OCC Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
RCM Large-Cap Growth Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.40%
RCM Mid-Cap Fund	0.47%		0.25%		0.25%	0.40%	0.40%	0.40%
RCM Strategic Growth Fund	1.00%		0.25%		0.25%	0.40%	0.40%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the OCC Value and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Value and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the OCC Value and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion and by an additional 0.025% per annum on assets in excess of $5 billion. The total administrative fee rate for Class A, B, C, D and R shares of the OCC Value and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets

84	Allianz Funds Annual Report	06.30.07

(including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion

(3)

The Adviser has voluntarily undertaken to waive a portion of the Administration Fees it is entitled to receive for Institutional Class shares of the Allianz Global Investors Multi-Style Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration Fees to the Adviser at the rate of 0.10%, and the reduction in the Administrative Fee rate for Inst’l and Admin. Classes outlined in footnote 1 (above) will not reduce the Fund’s Administrative Fee below 0.10%.

(4)

Effective January 1, 2007 the Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

Redemption Fees.   Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.   Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2006.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2007, AGID received $5,319,245 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

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Notes to Financial Statements  (Cont.)

June 30, 2007

Each independent Trustee receives an annual retainer of $80,000 ($160,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting was attended by telephone). Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee and each Committee Chairman receives an additional annual retainer of $3,000.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2007, were as follows (amounts in thousands):

	Purchases	Sales
Allianz Global Investors Multi-Style Fund	$74,844	$52,778
CCM Capital Appreciation Fund	2,260,226	2,267,491
CCM Focused Growth Fund	70,920	24,830
CCM Mid-Cap Fund	2,120,504	2,370,475
NACM Growth Fund	40,926	22,866
NACM Income & Growth Fund	42,553	22,664
NFJ All-Cap Value Fund	63,080	75,904
NFJ Dividend Value Fund	6,529,515	1,497,068
NFJ Large-Cap Value Fund	466,339	74,262
NFJ Mid-Cap Value Fund	17,076	2,366
NFJ Small-Cap Value Fund	1,098,248	1,285,069
OCC Core Equity Fund	5,971	4,250
OCC Equity Premium Strategy Fund	89,119	99,424
OCC Growth Fund	420,156	510,561
OCC Opportunity Fund	370,907	424,596
OCC Target Fund	732,389	882,395
OCC Value Fund	1,787,886	2,117,536
RCM Large-Cap Growth Fund	288,570	385,193
RCM Mid-Cap Fund	90,623	133,205
RCM Strategic Growth Fund	6,254	5,803

5.	TRANSACTIONS IN OPTIONS WRITTEN

Transactions in options written were (amounts in thousands except for number of contracts):

	NACM Income & Growth Fund		OCC Equity Premium Strategy Fund		OCC Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2006	—	$—	7,540	$605	—	$—
Sales	3,042	471	33,860	3,656	1,000	282
Closing Buys	(1,672)	(295)	(6,292)	(1,640)	—	—
Exercises	—	—	(8,720)	(440)	(1,000)	(282)
Expirations	(380)	(39)	(22,173)	(1,745)	—	—
Balance at 6/30/2007	990	$137	4,215	$436	—	$—

	RCM Large-Cap Growth Fund		RCM Strategic Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2006	—	$—	60	$16
Sales	30,891	4,500	840	164
Closing Buys	(13,778)	(1,526)	(491)	(109)
Exercises	—	—	(19)	(4)
Expirations	—	—	(200)	(24)
Balance at 6/30/2007	17,113	$2,974	190	$43

86	Allianz Funds Annual Report	06.30.07

purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These underlying funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, shares in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of the underlying funds. Conflicts may arise as these individuals seek to fulfill their fiduciary responsibilities to both the Fund and underlying funds. RCM has broad discretion to allocate and reallocate the Fund’s assets among the underlying funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described above), and both the Adviser and the Sub-adviser indirectly receive fees (including investment advisory and administrative fees) from the underlying funds in which the Fund invests. In this regard, RCM may have an incentive to invest the Fund’s assets in underlying funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in underlying funds with higher fees than other underlying funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interest in fulfilling their fiduciary duties to both the Fund and the underlying funds of the Trust.

6.	UNDERLYING FUNDS AND RISK FACTORS OF THE ALLIANZ GLOBAL INVESTORS MULTI-STYLE FUND

The Allianz Global Investors Multi-Style Fund invests all of its assets in underlying funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the underlying funds as well as the ability of the underlying funds to achieve their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved. The Adviser to the Fund has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investment among the underlying funds.

The Adviser serves as investment adviser for each of the underlying stock funds, except that its affiliate is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other underlying stock funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC, and Nicholas-Applegate Capital Management LLC. Each sub-advisory firm, except for Cadence Capital Management, is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the underlying bond Funds.

Investing in the underlying funds through the Allianz Global Investors Multi-Style Fund involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying fund may pay a redemption request by the Allianz Global Investors Multi-Style Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging

06.30.07	Allianz Funds Annual Report	87

Notes to Financial Statements  (Cont.)

June 30, 2007

7.	FEDERAL INCOME TAX MATTERS

At June 30, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)
Allianz Global Investors Multi-Style	$—	$6,961	$—	$—	$—
CCM Capital Appreciation	24,063	48,308	—	—	—
CCM Focused Growth	65	27	—	422	—
CCM Mid-Cap	8,746	68,845	—	—	—
NACM Growth	419	182	—	—	—
NACM Income & Growth	810	—	24	—	—
NFJ All-Cap Value	4,528	6,295	—	—	—
NFJ Dividend Value	189,942	92,630	—	—	—
NFJ Large-Cap Value	5,823	5,722	—	—	—
NFJ Mid-Cap Value	203	—	—	—	—
NFJ Small-Cap Value	45,209	221,528	5,625	—	—
OCC Core Equity	238	156	—	—	—
OCC Equity Premium Strategy	—	—	61	9,704	—
OCC Growth	—	—	1	136,858	(26)
OCC Opportunity	14,346	11,279	—	—	—
OCC Target	—	28,023	—	—	—
OCC Value	103,006	147,348	—	—	—
RCM Large-Cap Growth	1,800	25,447	(289)	—	—
RCM Mid-Cap	—	817	—	21,540	—
RCM Strategic Growth	—	45	15	—	—

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown above.
(3)	Capital losses realized during the period November 1, 2006 through June 30, 2007 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

At June 30, 2007, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2008	2009		2010		2011
CCM Focused Growth	$—	$—		$—		$422
OCC Equity Premium Strategy	1,515	—		—		8,189
OCC Growth	—	1,615	(1)	807	(1)	134,436
RCM Mid-Cap	—	10,770		5,385		5,385

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

88	Allianz Funds Annual Report	06.30.07

At June 30, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
Allianz Global Investors Multi-Style	$291,287	$47,816	$(4,065)	$43,751
CCM Capital Appreciation	1,607,808	231,507	(10,667)	220,840
CCM Focused Growth	50,911	5,035	(822)	4,213
CCM Mid-Cap	1,523,857	196,861	(13,889)	182,972
NACM Growth	23,075	1,912	(302)	1,610
NACM Income & Growth	22,069	224	(351)	(127)
NFJ All-Cap Value	48,707	2,374	(1,042)	1,332
NFJ Dividend Value	8,604,675	911,755	(77,434)	834,321
NFJ Large-Cap Value	580,005	49,830	(5,424)	44,406
NFJ Mid-Cap Value	15,659	1,102	(271)	831
NFJ Small-Cap Value	5,125,842	1,344,376	(80,078)	1,264,298
OCC Core Equity	7,000	1,175	(112)	1,063
OCC Equity Premium Strategy	71,530	5,857	(1,746)	4,111
OCC Growth	587,626	99,562	(3,547)	96,015
OCC Opportunity	294,504	43,977	(8,573)	35,404
OCC Target	738,354	158,361	(5,738)	152,623
OCC Value	1,775,684	190,890	(29,981)	160,909
RCM Large-Cap Growth	454,834	95,605	(3,153)	92,452
RCM Mid-Cap	86,187	13,181	(814)	12,367
RCM Strategic Growth	3,881	299	(13)	286

(1)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to return of capital adjustments from real estate investment trust, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

During the year ended June 30, 2007, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
Allianz Global Investors Multi-Style	$13,527	$7,290
CCM Capital Appreciation	2,656	105,142
CCM Focused Growth	14	101
CCM Mid-Cap	13,274	121,381
NACM Growth	159	154
NACM Income & Growth	333	—
NFJ All-Cap Value	1,401	543
NFJ Dividend Value	136,815	55,515
NFJ Large-Cap Value	6,670	3,381
NFJ Mid-Cap Value	228	—
NFJ Small-Cap Value	84,089	306,571
OCC Core Equity	83	45
OCC Equity Premium Strategy	4,369	—
OCC Opportunity	—	5,923
OCC Value	76,251	76,173
RCM Large-Cap Growth	1,300	27,297
RCM Mid-Cap	9,266	6,149

(1)	Includes short-term capital gains.

06.30.07	Allianz Funds Annual Report	89

Notes to Financial Statements  (Cont.)

June 30, 2007

8.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Allianz Global Investors Multi-Style Allocation Fund				CCM Capital Appreciation Fund				CCM Focused Growth Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

Shares sold
Class A	1,754	$21,659	2,488	$29,475	10,054	$199,612	9,417	$184,427	172	$1,769	15		$137
Class B	1,162	14,324	1,876	22,095	281	5,122	1,289	23,460	0	0	0		0
Class C	3,159	38,911	3,470	40,746	1,008	18,521	2,193	40,014	143	1,455	14		127
Other Classes	1,190	14,413	33	395	10,542	212,336	20,828	407,829	4,925	48,392	339		3,047
Issued in reinvestment of dividends and distributions
Class A	332	4,115	101	1,170	786	15,304	3	51	0 *	2	0	*	2
Class B	298	3,678	82	951	211	3,783	0	0	0	0	0		0
Class C	657	8,113	161	1,866	452	8,135	0	0	0 *	2	0	*	2
Other Classes	55	682	2	22	3,034	59,955	52	1,047	12	111	11		111
Cost of shares redeemed
Class A	(2,061)	(25,633)	(1,353)	(15,821)	(7,808)	(154,751)	(6,256)	(120,337)	(9)	(99)	0		0
Class B	(1,749)	(21,451)	(1,610)	(18,768)	(1,447)	(26,501)	(1,215)	(22,041)	0	0	0		0
Class C	(2,421)	(29,690)	(2,544)	(29,485)	(2,037)	(37,469)	(1,287)	(23,422)	(13)	(140)	(1)		(11)
Other Classes	(259)	(3,205)	(54)	(635)	(11,233)	(227,257)	(7,502)	(148,613)	(484)	(4,852)	(133)		(1,218)
Net increase resulting from Fund share transactions	2,117	$25,916	2,652	$32,011	3,843	$76,790	17,522	$342,415	4,746	$46,640	245		$2,197

*	Amount less than 500.

	CCM Mid-Cap Fund				NACM Growth Fund				NACM Income & Growth Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Period from 2/28/2007† to 06/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	3,722	$98,464	7,350	$197,675	679	$9,667	128	$1,642	16	$247
Class B	223	5,510	1,675	41,662	350	4,840	61	772	0	0
Class C	396	9,747	2,006	49,952	428	5,921	47	594	13	194
Other Classes	6,999	191,497	17,310	471,562	95	1,386	1	3	1,334	20,015
Issued in reinvestment of dividends and distributions
Class A	1,229	30,942	0	0	5	67	4	55	0	3
Class B	287	6,663	0	0	5	62	6	81	0	0
Class C	445	10,307	0	0	3	44	3	36	0	2
Other Classes	2,923	75,566	0	0	2	31	6	81	21	327
Cost of shares redeemed
Class A	(5,963)	(158,410)	(3,124)	(83,967)	(138)	(1,968)	(105)	(1,330)	0	0
Class B	(1,328)	(32,502)	(1,024)	(25,637)	(36)	(488)	(55)	(694)	0	0
Class C	(1,659)	(40,606)	(1,114)	(28,214)	(30)	(399)	(15)	(195)	0	0
Other Classes	(11,304)	(307,175)	(11,809)	(320,723)	(31)	(461)	(56)	(740)	0	0
Net increase (decrease) resulting from Fund share transactions	(4,030)	$(109,997)	11,270	$302,310	1,332	$18,702	25	$305	1,384	$20,788

†	Commencement of operations

90	Allianz Funds Annual Report	06.30.07

	NFJ All-Cap Value Fund				NFJ Dividend Value Fund				NFJ Large-Cap Value Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	263	$5,077	175	$2,945	143,766	$2,444,186	50,398	$745,513	8,803	$173,666	1,428	$24,246
Class B	119	2,168	169	2,776	10,984	182,640	10,831	157,389	1,029	19,671	798	13,245
Class C	175	3,279	161	2,657	54,315	907,177	29,899	436,129	3,192	62,559	1,188	19,827
Other Classes	657	12,183	423	7,207	152,181	2,634,688	22,466	338,411	10,863	212,246	1,493	26,059
Issued in reinvestment of dividends and distributions
Class A	7	143	7	126	3,743	64,903	1,148	16,722	144	2,814	46	765
Class B	6	115	6	106	455	7,783	305	4,398	36	699	27	448
Class C	7	137	11	175	1,394	23,894	721	10,376	52	993	31	509
Other Classes	75	1,447	79	1,318	3,441	60,313	641	9,421	127	2,488	27	459
Cost of shares redeemed
Class A	(96)	(1,854)	(97)	(1,621)	(22,880)	(396,374)	(5,876)	(86,775)	(826)	(16,013)	(461)	(7,799)
Class B	(75)	(1,384)	(80)	(1,323)	(3,165)	(53,893)	(1,845)	(26,989)	(327)	(6,269)	(359)	(6,010)
Class C	(91)	(1,695)	(167)	(2,736)	(6,584)	(112,494)	(3,766)	(54,986)	(425)	(8,207)	(436)	(7,292)
Other Classes	(1,694)	(32,817)	(360)	(6,155)	(24,944)	(437,530)	(3,248)	(48,434)	(1,571)	(31,099)	(128)	(2,167)
Net increase (decrease) resulting from Fund share transactions	(647)	$(13,201)	327	$5,475	312,706	$5,325,293	101,674	$1,501,175	21,097	$413,548	3,654	$62,290

	NFJ Mid-Cap Value Fund		NFJ Small-Cap Value Fund				OCC Core Equity Fund
	Year Ended 6/30/2007		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

Shares sold
Class A	505	$8,337	12,179	$395,827	15,993	$496,672	18	$212	140		$1,518
Class B	0	0	227	7,069	495	14,839	0	0	0		0
Class C	179	2,997	996	31,089	1,442	43,073	38	427	16		177
Other Classes	290	4,698	17,179	570,144	16,147	510,457	126	1,313	0		0
Issued in reinvestment of dividends and distributions
Class A	6	95	4,365	139,211	4,341	130,204	2	30	0		0
Class B	0	0	661	20,322	767	22,228	0	0	0		0
Class C	1	17	1,116	34,354	1,234	35,812	0 *	3	0	*	1
Other Classes	5	89	4,066	131,861	3,583	109,071	7	93	5		52
Cost of shares redeemed
Class A	(20)	(342)	(15,583)	(506,638)	(16,635)	(515,720)	(2)	(26)	0		0
Class B	0	0	(1,947)	(61,175)	(2,548)	(76,750)	0	0	0		0
Class C	(6)	(91)	(3,463)	(108,865)	(3,724)	(112,071)	(13)	(160)	(4)		(45)
Other Classes	(4)	(76)	(10,141)	(334,926)	(8,956)	(280,118)	0	0	0		0
Net increase resulting from Fund share transactions	956	$15,724	9,655	$318,273	12,139	$377,697	176	$1,892	157		$1,703

06.30.07	Allianz Funds Annual Report	91

Notes to Financial Statements  (Cont.)

June 30, 2007

	OCC Equity Premium Strategy Fund				OCC Growth Fund				OCC Opportunity Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	1,048	$9,145	1,026	$8,662	1,008	$26,242	636	$14,167	782	$21,886	549	$14,273
Class B	217	1,905	188	1,543	212	4,631	160	3,017	86	1,864	286	5,911
Class C	612	5,456	197	1,618	454	9,797	427	8,045	235	5,167	437	8,859
Other Classes	87	780	122	1,037	559	13,771	51	1,031	288	6,784	322	6,962
Issued in reinvestment of dividends and distributions
Class A	167	1,504	95	790	0	0	0	0	34	978	0	0
Class B	99	868	62	510	0	0	0	0	16	353	0	0
Class C	129	1,130	75	613	0	0	0	0	125	2,742	0	0
Other Classes	25	225	28	226	0	0	0	0	37	885	0	0
Cost of shares redeemed
Class A	(1,348)	(11,846)	(967)	(7,998)	(843)	(21,312)	(1,169)	(25,924)	(790)	(21,932)	(707)	(17,649)
Class B	(561)	(4,867)	(796)	(6,491)	(633)	(13,324)	(1,031)	(19,333)	(346)	(7,457)	(372)	(7,297)
Class C	(627)	(5,438)	(979)	(7,929)	(4,000)	(83,901)	(6,407)	(119,844)	(1,212)	(25,807)	(1,745)	(34,016)
Other Classes	(467)	(4,040)	(441)	(3,684)	(177)	(3,762)	(129)	(2,584)	(1,218)	(29,056)	(556)	(11,495)
Net (decrease) resulting from Fund share transactions	(619)	$(5,178)	(1,390)	$(11,103)	(3,420)	$(67,858)	(7,462)	$(141,425)	(1,963)	$(43,593)	(1,786)	$(34,452)

	OCC Target Fund				OCC Value Fund				RCM Large-Cap Growth Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	1,139	$25,475	1,259	$24,755	5,312	$93,155	6,317	$105,970	1,714	$24,429	2,294	$31,698
Class B	90	1,753	154	2,637	877	14,826	1,285	20,628	106	1,460	393	5,341
Class C	370	7,081	400	6,830	1,481	25,022	2,928	47,043	162	2,259	334	4,514
Other Classes	61	1,419	58	1,155	6,914	122,463	3,386	57,114	5,328	76,663	9,444	132,027
Issued in reinvestment of dividends and distributions
Class A	0	0	0	0	2,544	44,848	5,851	93,391	213	3,030	1	6
Class B	0	0	0	0	1,478	24,929	3,377	51,757	35	488	0 *	1
Class C	0	0	0	0	1,690	28,563	4,297	65,909	34	468	0 *	1
Other Classes	0	0	0	0	1,720	30,562	3,340	53,650	1,594	22,956	87	1,250
Cost of shares redeemed
Class A	(2,709)	(58,601)	(3,124)	(60,902)	(11,603)	(202,761)	(28,036)	(473,491)	(2,644)	(37,766)	(1,600)	(22,020)
Class B	(1,392)	(26,125)	(1,681)	(28,526)	(5,623)	(94,347)	(10,213)	(165,530)	(230)	(3,179)	(236)	(3,183)
Class C	(4,965)	(91,463)	(7,123)	(120,267)	(7,728)	(129,701)	(19,632)	(318,848)	(225)	(3,141)	(191)	(2,589)
Other Classes	(58)	(1,285)	(2,877)	(55,950)	(9,368)	(164,560)	(17,492)	(297,306)	(10,859)	(156,979)	(10,392)	(145,033)
Net increase (decrease) resulting from Fund share transactions	(7,464)	$(141,746)	(12,934)	$(230,268)	(12,306)	$(207,001)	(44,592)	$(759,713)	(4,772)	$(69,312)	134	$2,013

92	Allianz Funds Annual Report	06.30.07

	RCM Mid-Cap Fund				RCM Strategic Growth Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007			Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount

Shares sold
Class A	184	$504	488	$1,420	23		$322	30	$437
Class B	173	468	566	1,641	0		0	0	0
Class C	72	189	580	1,662	3		56	1	10
Other Classes	2,854	7,947	5,555	16,311	1		14	202	3,026
Issued in reinvestment of dividends and distributions
Class A	264	678	0	0	0		0	0	0
Class B	154	384	0	0	0		0	0	0
Class C	195	484	0	0	0		0	0	0
Other Classes	4,922	13,234	0	0	0		0	0	0
Cost of shares redeemed
Class A	(583)	(1,616)	(377)	(1,087)	(3)		(35)	0	0
Class B	(398)	(1,081)	(270)	(770)	0		0	0	0
Class C	(503)	(1,309)	(263)	(748)	0		0	0	0
Other Classes	(16,794)	(48,914)	(14,397)	(43,360)	0	*	(7)	0	0
Net increase (decrease) resulting from Fund share transactions	(9,460)	$(29,032)	(8,118)	$(24,931)	24		$350	233	$3,473

*	A zero balance may reflect actual amounts rounding to less than one thousand.

9.	AFFILIATED TRANSACTIONS

The underlying funds of the Allianz Global Investors Multi-Style Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended June 30, 2007 (amounts in thousands):

Underlying Fund	Market Value 6/30/2006	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2007	Dividend Income	Net Realized Gain (Loss)
CCM Capital Appreciation	$2,320	$164	$2	$150	$2,659	$7	$156
CCM Mid-Cap	2,119	214	—	520	2,437	—	213
NACM International	40,970	6,526	14,084	16,367	41,519	278	4,554
NFJ Small-Cap Value	7,764	1,276	3,955	2,803	5,846	169	1,147
OCC Growth	1,620	—	—	(117)	2,028	—	—
OCC Opportunity	9,586	1,553	6,041	3,595	7,280	—	1,733
OCC Renaissance	19,235	4,272	2,828	3,359	21,965	—	2,628
OCC Target	2,487	—	21	616	3,138	—	(14)
OCC Value	14,336	3,110	2,031	4,149	17,550	213	1,108
PIMCO Emerging Markets	1,016	91	1,133	—	—	39	169
PIMCO Foreign Bond (U.S. Dollar-Hedged)	3,199	797	115	(178)	3,770	110	61
PIMCO High Yield	6,367	1,297	299	212	7,524	478	(3)
PIMCO Japanese StockPLUS Total Return Strategy Fund	—	6,048	205	(165)	5,669	18	(9)
PIMCO Short-Term	5,915	6,877	252	(68)	12,511	307	15
PIMCO StocksPLUS	39,047	7,181	4,775	7,664	47,221	2,089	106
PIMCO Total Return	87,698	22,381	7,914	(3,537)	101,774	4,681	(3)
RCM Large-Cap Growth	25,422	5,905	3,371	6,024	30,893	85	1,432
RCM Mid-Cap	19,101	7,152	5,752	4,819	21,254	—	3,799
Totals	$288,202	$74,844	$52,778	$46,213	$335,038	$8,474	$17,092

06.30.07	Allianz Funds Annual Report	93

Notes to Financial Statements  (Cont.)

June 30, 2007

An affiliate may include any company in which a fund owns 5% or more of the Company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2007 (amounts in thousands):

NFJ Small-Cap Value Fund:

Issuer Name	Market Value 6/30/2006	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 6/30/2007	Dividend Income	Net Realized Loss
Handleman Co.*	$9,104	$—	$7,996	$—	$—	$—	$(12,252)
Iowa Telecommunications Services, Inc.	31,748	—	—	5,625	38,141	2,718	—
Journal Register, Co.*	19,828	—	14,774	—	—	81	(20,084)
Totals	$60,680	$—	$22,770	$5,625	$38,141	$2,799	$(32,336)

*	Not affiliated at June 30, 2007

Certain additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the NFJ Small Cap Value Fund owning more than 5% of the outstanding shares of certain issues at June 30, 2007. The cost and market value of the affiliate disclosure above include both acquisitions of new investment and prior year holdings that became affiliates during the current year.

NFJ Small-Cap Value Fund:

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Handleman Co.*	—%	$—	—%
Iowa Telecommunications Services, Inc.	5.29	32,516	0.80
Journal Register, Co.*	—	—	—
Totals		$32,516	0.80%

*	Not affiliated at June 30, 2007

10.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA de-registered as an investment adviser and dissolved.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

11.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC staff requested that AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds.

OCC Target Fund was reimbursed $190,701 ($0.00405 per share) in connection with this matter.

In a separate matter the sub-Advisor reimbursed OCC Opportunity Fund $165,267 ($0.01 per share) for realized gains resulting from a trading error.

The Adviser reimbursed CCM Mid-Cap Fund, OCC Value Fund, OCC Opportunity Fund and RCM Mid-Cap Fund, $806,302 ($0.02 per share), $377, $117,979 ($0.01 per share) and $626,308 ($0.02 per share), respectively. These amounts fully resolve a review of the extent to which the Funds’ had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

During the year ended June 30, 2007, the Sub-Adviser reimbursed OCC Equity Premium Strategy Fund and OCC Growth Fund, $3,632 and $31,781, respectively for realized losses resulting from trading errors.

94	Allianz Funds Annual Report	06.30.07

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B and C Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NFJ All-Cap Value Fund, NACM Growth Fund, NACM Income & Growth Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, NFJ Mid-Cap Value Fund, OCC Core Equity Fund, OCC Value Fund, OCC Equity Premium Strategy Fund, OCC Growth Fund, OCC Opportunity Fund, OCC Target Fund, Allianz Global Investors Multi-Style, CCM Focused Growth Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund, and RCM Strategic Growth Fund, twenty of the thirty-five Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights of the Funds for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2007

06.30.07	Allianz Funds Annual Report	95

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2007) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2007 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

Allianz Global Investors Multi-Style	100%
CCM Capital Appreciation	100%
CCM Focused Growth	100%
CCM Mid-Cap	0%
NACM Growth	19%
NACM Income & Growth	33%
NFJ All-Cap Value	26%
NFJ Dividend Value	53%
NFJ Large-Cap Value	59%
NFJ Mid-Cap Value	43%
NFJ Small-Cap Value	84%
OCC Core Equity	33%
OCC Equity Premium Strategy	100%
OCC Growth	0%
OCC Opportunity	0%
OCC Target	0%
OCC Value	39%
RCM Large-Cap Growth	100%
RCM Mid-Cap	0%
RCM Strategic Growth	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2007 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

Allianz Global Investors Multi-Style	100%
CCM Capital Appreciation	100%
CCM Focused Growth	100%
CCM Mid-Cap	0%
NACM Growth	20%
NACM Income & Growth	35%
NFJ All-Cap Value	25%
NFJ Dividend Value	52%
NFJ Large-Cap Value	62%
NFJ Mid-Cap Value	65%
NFJ Small-Cap Value	88%
OCC Core Equity	29%
OCC Equity Premium Strategy	100%
OCC Growth	0%
OCC Opportunity	0%
OCC Target	0%
OCC Value	38%
RCM Large-Cap Growth	100%
RCM Mid-Cap	0%
RCM Strategic Growth	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2008, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2007.

96	Allianz Funds Annual Report	06.30.07

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer—Equities, Allianz Global Investors.	35	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	35	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	35	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, member of Triton Realty Partners, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	35	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI—Health Plans.	35	None

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	35	Director of Sykes Enterprises, Inc. and CoastalSouth Bankshares, Inc.; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial—U.S.	35	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc. and Advanced Magnetics, Inc.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity for Merrill Lynch.	35	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	35	Member of Board of Trustees of The Steele Foundation.

06.30.07	Allianz Funds Annual Report	97

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	35	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	35	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director of Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President and Senior Counsel, Allianz Global Investors of America, L.P.; Vice President, Chief Legal Officer and Secretary of 70 funds in the Fund Complex; Secretary and Chief Legal Officer, The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of Allianz Funds and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 70 funds in the Fund Complex and Chief Compliance Officer, The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 35 funds in the Fund Complex and Assistant Treasurer of the Allianz Funds and The Korea Fund, Inc.

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Manager, Allianz Global Investors Fund Management, LLC; Assistant Treasurer of 70 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Manager, Morgan Stanley and Paralegal, Prudential Financial, Inc./American Skandia.

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).

98	Allianz Funds Annual Report	06.30.07

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. (since 2004); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 70 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP (2004-2005) and Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

06.30.07	Allianz Funds Annual Report	99

Board Approval of Investment and Portfolio Management Agreements

(Unaudited)

June 30, 2007

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreement or sub-advisory agreement for a fund. The only such agreements approved during the period covered by, and relating to funds described in, this report relate to the Allianz NACM Income & Growth Fund (the “New NACM Fund”) and the Allianz NFJ All-Cap Value Fund (formerly the Allianz NACM Flex-Cap Value Fund) (the “NFJ Fund” and, together with the New NACM Fund, the “Reviewed Funds”).

At an in-person meeting held in December 2006, the Board and the Independent Trustees unanimously approved, with respect to the New NACM Fund, addenda to the Amended and Restated Investment Advisory Agreement (the “NACM Advisory Agreement”) between the Trust and Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreement (the “NACM Portfolio Management Agreement” and, together with the NACM Advisory Agreement, the “NACM Agreements”) between the Adviser and Nicholas-Applegate Capital Management LLC (“NACM”).

At an in-person meeting held in March 2007, the Board and the Independent Trustees unanimously approved the appointment of NFJ Investment Group L.P. (“NFJ” and, together with NACM, the “Sub-Advisers”) as sub-adviser to the NFJ Fund; the change of the name of the NFJ Fund from “Allianz NACM Flex-Cap Value Fund” to “Allianz NFJ All-Cap Value Fund”; certain related investment changes; and an addendum to the Portfolio Management Agreement between the Adviser and NFJ (the “NFJ Portfolio Management Agreement” or “NFJ Agreement” and, together with the NACM Agreements, the “Agreements”) with respect to the NFJ Fund. Although no shareholder approval was required to appoint NFJ as sub-adviser to the NFJ Fund, shareholders of the NFJ Fund received in June, 2007 an Information Statement describing the changes, in accordance with the requirements of an exemptive order granted to the Trust.

The Trustees considered the need for a replacement sub-adviser for the NFJ Fund (previously the Allianz NACM Flex-Cap Value Fund) in light of NACM’s decision to exit the value-management business, and that retaining NFJ in accordance with the Trust’s SEC exemptive order would allow NFJ Fund shareholders to continue to hold their investment in a value-based all-capitalization fund managed by a seasoned sub-adviser in the Allianz family, without the delay and costs associated with a shareholder meeting and solicitation. They also considered possible disadvantages to other alternatives such as liquidating the NFJ Fund. Based on these and other considerations as required by the exemptive order, the Trustees and the Independent Trustees determined that the change of sub-adviser from NACM to NFJ was in the best interests of the NFJ Fund and its shareholders and did not involve a conflict of interest from which the Adviser, NACM or NFJ derived an improper advantage.

The Trustees considered the impact the transition to NFJ would have on the NFJ Fund’s portfolio, including the estimated transaction costs and expenses related to restructuring the NFJ Fund’s portfolio to comport with its proposed new investment objective and investment strategies and NFJ’s management approach, as well as the potential for impact to shareholders from the recognition of gains from the sale of portfolio securities made in restructuring the portfolio.

The material factors and conclusions that formed the basis of these approvals are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Independent Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory agreements. The Independent Trustees were assisted in their evaluation of the proposed Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, during the course of the year leading up to their December 2006 approval of the continuation of advisory and sub-advisory contracts relating to the other Allianz Funds, the Trustees received and reviewed performance, fee, profitability and other information regarding the Adviser and Sub-Advisers in connection with the Trustees’ review and approval of advisory, sub-advisory and administration agreements for the other Allianz Funds. The Trustees’ conclusions with respect to the Reviewed Funds were based, in part, on their consideration of these arrangements pertaining to the other Allianz Funds during the course of the year leading up to such December 2006 approval, as well as in prior years.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services to be provided to the Reviewed Funds by the Adviser, the Sub-Advisers and their affiliates. The Trustees considered the proposed terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and other services to be provided to the Reviewed Funds under the Agreements and information regarding the experience, qualifications and adequacy of the personnel who would be providing those services, (b) the investment program to be used by the Sub-Advisers in managing the Reviewed Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions to be provided by the Adviser and Sub-Advisers, and (g) information relating to portfolio manager compensation. For the New NACM Fund, the Trustees also considered the consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of the Adviser and NACM.

The Trustees noted that, pursuant to the proposed NACM Advisory Agreement, the Adviser, subject to the direction of the Board, would be responsible for managing, either directly or through others selected by it, the investment activities of the New NACM Fund. In addition to considering the reputation of the Adviser, the Trustees considered, among other matters, the Adviser’s general oversight of the other Allianz Funds and of NACM with respect to the other Allianz Funds that NACM sub-advises, noting that the Allianz Funds are multi-manager funds. They also took into account the Adviser’s compliance program, including the steps taken by the Adviser to enhance compliance capabilities and the resources devoted to compliance.

The Trustees noted that, pursuant to the proposed Portfolio Management Agreements, the Sub-Advisers would have full investment discretion and make all determinations with respect to the investment of the Reviewed Funds’ assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers would implement the Reviewed Funds’ investment programs (subject to the terms of the applicable prospectus), analyze economic trends, evaluate the risk/return characteristics of the Reviewed Funds, construct the Reviewed Funds’

100	Allianz Funds Annual Report	06.30.07

portfolios, monitor the Reviewed Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the reputation of the Sub-Advisers, the Trustees considered information concerning the investment philosophy and investment process to be used by the Sub-Advisers in managing the Reviewed Funds and the in-house research capabilities of the Sub-Advisers. The Trustees also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions to be effected for the Reviewed Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program.

The Trustees considered, among other matters, that, in addition to overseeing NACM with respect to the New NACM Fund, the Adviser would provide or procure through third-party service providers most administrative services required by the New NACM Fund under a separate Administration Agreement. These services would include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the New NACM Fund, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) would, in the case of the New NACM Fund, be paid for by the Adviser out of its administrative fee. The Trustees also took into account that the Adviser would provide the New NACM Fund with office space, administrative services and personnel to serve as officers of the Trust, and that the Adviser and its affiliates would pay all of the compensation of the New NACM Fund’s interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates).

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the scope of the services to be provided to the Reviewed Funds by the Sub-Advisers under the Portfolio Management Agreements and, with respect to the New NACM Fund, by the Adviser under the NACM Advisory Agreement and the Administration Agreement, was consistent with the Reviewed Funds’ operational requirements; that the Adviser and the Sub-Advisers had the capabilities, resources and personnel necessary to provide the advisory and administrative services that would be required by the Reviewed Funds; and that, overall, the Trustees were satisfied with the nature, extent and quality of the services to be provided by the Adviser and the Sub-Advisers to the Reviewed Funds.

FUND PERFORMANCE

New NACM Fund. Because the New NACM Fund had not yet commenced operations at the time of consideration of the NACM Agreements, it had no past investment performance to be reviewed by the Trustees. The Trustees considered, among other information, the track records and expertise of the lead members of the New NACM Fund’s portfolio management team. The Trustees noted that NACM does not manage any other funds or accounts with a similar investment strategy to that proposed for the New NACM Fund. The Trustees concluded, within the context of their overall conclusions regarding the NACM Agreements, that the Adviser’s and NACM’s performance record and process to be used in managing the New NACM Fund were sufficient to support approval of the NACM Agreements.

NFJ Fund. The Trustees considered the total return performance of the NFJ Fund through December 31, 2006 (when it had been managed by a different sub-adviser), as well as performance information about a model portfolio developed by NFJ for a managed account platform utilizing a similar investment strategy to that proposed for the NFJ Fund. In addition, the Trustees considered the identities and experience of the investment personnel at NFJ who would be providing portfolio management services to the NFJ Fund, including individuals who would share primary responsibility for the day-to-day management of the NFJ Fund. The Trustees took into account, among other information, the strong performance records of the other series of the Trust managed by NFJ and the individual portfolio managers using a value-based investment approach, based on a comparison of the performance of these series with the performance of benchmark indices and peer funds identified by Lipper, Inc. (“Lipper”). Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the NFJ Agreement, that NFJ’s performance record and process to be used in managing the NFJ Fund were sufficient to support approval of the NFJ Agreement.

FEES AND OTHER EXPENSES

New NACM Fund. Although the New NACM Fund had not yet commenced operations, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the New NACM Fund’s share classes with the fees and expenses of comparable share classes of comparable mutual funds identified by the Adviser. The Trustees noted that the Adviser (not the New NACM Fund) would pay NACM from its advisory fee.

The Trustees also considered information comparing the proposed advisory fees and estimated total expenses of the New NACM Fund’s institutional share class with the fees and expenses of comparable institutional accounts identified by the Adviser as being managed in a similar manner as the New NACM Fund. The information indicated that the fees charged to some of the institutional accounts are lower than the advisory fees proposed for the New NACM Fund. The Trustees reviewed materials from management describing the differences in services provided to different types of clients, which noted the generally broader scope of services to be provided by the Adviser and the NACM to the New NACM Fund relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the New NACM Fund, and the expenses associated with the more extensive regulatory regime governing registered funds.

NFJ Fund. The Trustees considered the fact that the NFJ Portfolio Management Agreement would have terms and conditions substantially identical to those of the portfolio management agreement with NACM, the NFJ Fund’s previous sub-adviser, and portfolio management agreements relating to other series of the Trust. The Trustees considered the proposed sub-advisory fees and noted that neither the sub-advisory fees nor other expenses of the NFJ Fund would increase as a result of the retention of NFJ and that the NFJ Fund’s total annual operating expenses would remain the same. Among other information, the Trustees considered (i) the level of the NFJ Fund’s advisory fees versus its peer group and peer universe as provided by Lipper; (ii) the level of the NFJ Fund’s sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and NFJ, and the services to be provided by NFJ; (iv) that the Adviser (and not the NFJ Fund) pays the sub-advisory fees; (v) that the NFJ Fund pays a unitary fee for non-advisory services, which differentiates the NFJ Fund from many in the industry; and (vi) the NFJ Fund’s total expenses as compared to those funds in its peer group and peer universe as provided by Lipper. With respect to items (i) and (vi) above, the Trustees noted that the NFJ Fund’s advisory fees and total expense ratio were each at or below the median for the NFJ Fund’s expense peer groups.

The Trustees also considered fees paid to NFJ for separate accounts managed with the mid-cap, large-cap and dividend-value strategies. The Trustees reviewed materials from management describing the differences in services provided to different types of clients, which noted the generally broader scope of services to be provided by NFJ to the NFJ Fund relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the NFJ Fund, and the expenses associated with the more extensive regulatory regime governing registered funds.

06.30.07	Allianz Funds Annual Report	101

Board Approval of Investment and Portfolio Management Agreements  (Cont.)

(Unaudited)

June 30, 2007

Both Reviewed Funds. The Trustees also took into account information provided by the Adviser regarding the administrative and distribution fees to be paid by the Reviewed Funds to the Adviser and its affiliates, including the Trust’s distributor, Allianz Global Investors Distributors LLC.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the proposed fees and expenses to be charged under the Agreements represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services to be provided.

COSTS OF SERVICES TO BE PROVIDED AND ESTIMATED PROFITABILITY

New NACM Fund. The Trustees reviewed information regarding the projected cost of services to be provided by the Adviser (which took into account the sub-advisory fees payable to NACM) and the estimated profitability of the Adviser’s relationship with the New NACM Fund in its initial fiscal year (assuming asset levels of $50,000,000 and $100,000,000), including a profitability report prepared by management detailing the projected costs of services to be provided to the New NACM Fund by the Adviser.

NFJ Fund. The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees to be paid to NFJ and the costs to be incurred by NFJ in providing services to the NFJ Fund) and the estimated profitability of the Adviser’s relationship with the NFJ Fund both assuming that the NFJ Fund continued to be sub-advised by NACM and assuming portfolio management responsibilities were transferred to NFJ.

Both Reviewed Funds. At their December 2006 meeting, the Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability and took into account, among other things, information and analyses of an independent consultant regarding the methodology used. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services to be provided to the Reviewed Funds, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s estimated level of profitability from its relationships with the Reviewed Funds was not excessive.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits that the Adviser and the Sub-Advisers may receive as a result of their relationships with the Reviewed Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Reviewed Funds’ distributor, an affiliate of the Adviser), as well as research that may be provided to the Sub-Advisers in connection with trade execution for the Reviewed Funds (soft dollar arrangements), and reputational and other “fall out” benefits.

The Trustees also considered the benefits that may be associated with the Reviewed Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that the other Allianz Funds have in some cases historically used affiliated brokers for foreign securities transactions, and that an affiliate of the Adviser receives fees as securities lending agent under the Trust’s securities lending program. The Trustees considered the possible receipt of such benefits in light of the Adviser’s and its affiliates’ estimated profitability, and concluded that such benefits would not be excessive.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Reviewed Funds. The Trustees noted that, as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the other Allianz Funds, and not only in respect of the Reviewed Funds. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale.

New NACM Fund. The Trustees noted that the advisory and sub-advisory fee schedules for the New NACM Fund do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees also noted that the Trust had adopted breakpoints in the administrative fee paid by each series of the Trust as a way of sharing potential economies of scale or other efficiencies with shareholders. Based on these observations, the Trustees concluded that the New NACM Fund’s overall fee arrangements would represent an appropriate sharing between New NACM Fund shareholders and the Adviser of possible economies of scale or other efficiencies in the management of the New NACM Fund.

NFJ Fund. The Trustees noted that the NFJ Fund would retain its administrative fee breakpoint schedule and noted that the Independent Trustees had concluded in prior years that, under the circumstances, breakpoints in the administrative fee were an effective way to share any economies of scale or other efficiencies with NFJ Fund shareholders.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the Agreements were in the best interests of the Reviewed Funds and their shareholders, and that the Agreements should be approved.

102	Allianz Funds Annual Report	06.30.07

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC, Oppenheimer Capital LLC,

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PFPC, Inc.

P.O. Box 9688,

Providence RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2007. For information about any product, contact your financial advisor.

AZ000AR_18362

Allianz Funds Annual Report

JUNE 30, 2007

Domestic Stock Funds

Share Class

GROWTH STOCK FUNDS

Allianz CCM Focused Growth Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz OCC Growth Fund

Allianz NACM Growth Fund

Allianz NACM Income & Growth Fund

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

Allianz OCC Target Fund

Allianz OCC Opportunity Fund

BLEND STOCK FUNDS

Allianz OCC Equity Premium Strategy Fund

Allianz OCC Core Equity Fund

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz OCC Value Fund

Allianz NFJ Dividend Value Fund

Allianz OCC Renaissance Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

(Formerly Allianz NACM Flex-Cap Value Fund)

Allianz NFJ Small-Cap Value Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		26
Statements of Assets and Liabilities		54
Statement of Operations		57
Statement of Changes in Net Assets		60
Financial Highlights		66
Notes to Financial Statements		72
Report of Independent Registered Public Accounting Firm		83
Federal Income Tax Information		84
Board Approval of Investment and Portfolio Management Agreements		85
Trustees and Officers of Allianz Funds		89

FUND	Fund Summary	Schedule of Investments

Allianz CCM Capital Appreciation Fund	6	26
Allianz CCM Focused Growth Fund	7	28
Allianz CCM Mid-Cap Fund	8	29
Allianz NACM Growth Fund	9	31
Allianz NACM Income & Growth Fund	10	32
Allianz NFJ All-Cap Value Fund	11	35
Allianz NFJ Dividend Value Fund	12	36
Allianz NFJ Large-Cap Value Fund	13	37
Allianz NFJ Mid-Cap Value Fund	14	38
Allianz NFJ Small-Cap Value Fund	15	39
Allianz OCC Core Equity Fund	16	41
Allianz OCC Equity Premium Strategy Fund	17	42
Allianz OCC Growth Fund	18	43
Allianz OCC Opportunity Fund	19	44
Allianz OCC Renaissance Fund	20	45
Allianz OCC Target Fund	21	47
Allianz OCC Value Fund	22	48
Allianz RCM Large-Cap Growth Fund	23	49
Allianz RCM Mid-Cap Fund	24	51
Allianz RCM Strategic Growth Fund	25	52

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2007.

The past 12 months proved to be a positive time for US stocks, albeit one followed by significant volatility in the opening weeks of the new fiscal year. The market advance was relatively steady with a sharp downturn in February leading to a quick recovery and resumption of the upward trend in March. During the period covered by this report, U.S. stocks delivered strong gains as global economic growth and liquidity fostered an environment of low interest rates and strong corporate earnings growth. The S&P 500 Index, which serves as a broad measure of returns for the US stock market, rose 20.59% for the period.

Value stocks outperformed growth stocks during the period. The Russell 1000 Value Index returned 21.85% compared to a 19.06% advance for the Russell 1000 Growth Index. Growth stocks outperformed value stocks in the second half of the period as compelling valuations and signs of slowing economic growth caused investors to favor companies with improving economic fundamentals. Smaller-capitalization stock returns lagged those of large and mid cap stocks for the period. The Russell 2000 Index posted a 16.43% return; the Russell Midcap Index advanced 20.83%.

While the market’s advance in the period provided significant returns, the volatility that followed underscores the importance of maintaining a long-term perspective in equity investing. A disciplined investment strategy, tailored to your personal financial goals and reflecting your individual sensitivity to risk, is a prudent course and one your personal financial advisor can help you create and follow.

For more detailed information about how your Allianz Fund performed in this environment, please read the commentary in this report. If you have any questions, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and we look forward to serving your investing needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 7, 2007

Annual Report	June 30, 2007	3

Important Information About the Funds

(Unaudited)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): CCM Capital Appreciation (4/98), CCM Focused Growth (7/06), CCM Mid-Cap (4/98), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (6/02), OCC Equity Premium Strategy (7/00), OCC Value (4/98), RCM Large-Cap Growth (3/99), and RCM Mid-Cap (12/00). The oldest share class for the following Fund is the A shares, and the D shares were first offered in (month/year): OCC Target (6/00). The oldest share class for the following Funds is the C shares, and the D shares were first offered in (month/year): OCC Growth (1/00) and. OCC Renaissance (4/98). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year.

Proxy Voting

The Fund’s Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Fund’s Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 1/01/07 to 6/30/07.

Actual Expenses

The information in the table under the heading “Actual Performances” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid

4	Allianz Funds

over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

The Russell 1000 Growth Index replaced the S&P 500 Index as the CCM Capital Appreciation Fund’s primary comparative index because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategies.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2007	5

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in consumer discretionary stocks was the most significant source of underperformance for the period. After seeing steady returns in 2006, shares of Harley-Davidson declined as the motorcycle maker lowered 2007 earnings forecasts due to a three-week strike at a manufacturing facility.

•

Information technology holdings also detracted from relative returns. Shares of Citrix Systems, maker of computer networking software, dropped sharply after the company announced fiscal third quarter revenues below analysts’ estimates. Shares were also affected while a review of the company’s accounting and options was conducted.

•

Stock selection decisions in the materials sector benefited returns versus the benchmark. Shares of US Steel rose significantly from September 2006 to June 2007. With commodity prices holding strong due to burgeoning emerging markets, US Steel focused on rewarding shareholders through dividends and share buybacks. In March, it proposed a $2.06 billion acquisition of Dallas’s Lonestar Steel Technologies.

•

Positions in the consumer staples sector also helped results. Shares of cigarette distributor Carolina Group rose on developments signaling an improved litigation environment for the tobacco industry. Tobacco company shares also rallied on news that Californians voted down a proposition which would have quadrupled that state’s cigarette taxes.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Years	10 Years	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class D	14.18%	9.08%	7.70%	11.75%
Russell 1000 Growth Index	19.06%	9.29%	4.39%	9.31%
S&P 500 Index	20.59%	10.71%	7.13%	11.23%
Lipper Multi-Cap Growth Fund Average	18.72%	11.47%	7.07%	11.55%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.08%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	28.0%
Financial Services	12.8%
Healthcare	9.6%
Energy	7.3%
Capital Goods	6.6%
Consumer Discretionary	6.2%
Materials & Processing	6.0%
Aerospace	3.5%
Other	18.1%
Cash & Equivalents — net	1.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (06/30/07)	$1,092.80	$1,019.44
Expenses Paid During Period	$5.60	$5.41

Expenses are equal to the expense ratio for the class 1.08% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6	Allianz Funds

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection decisions and an underweight position in technology were the most significant contributors to underperformance. Shares of Citrix Systems, maker of computer networking software, dropped sharply after the company announced fiscal third quarter revenues below analysts’ estimates. Shares also weakened while a review of the company’s accounting and options was conducted. Molex shares declined as the manufacturer of electrical and electronic devices reporting disappointing earnings and concerns arose over declining gross profit margins, due to rising materials costs.

•

Stock selection in health care detracted. Quest Diagnostics shares fell on news it lost a contract with United Health Group Inc. that accounts for about seven percent of annual revenue. Forest Laboratories shares declined when the company announced plans to buy privately held Cerexa, a developer of antibiotics.

•

Stock selection in materials benefited relative returns. Allegheny Technologies shares advanced on profit growth stemming from increased demand for specialty metals from the aerospace and defense industries. The rising costs of steel and fuel made titanium an appealing alternative for use in airplanes since the material lowers operating costs by lightening the aircraft.

•

Stock selection in utilities companies helped as shares of NRG Energy rose significantly from a 52-week low in September 2006. The power producer reported first quarter income of $65 million, up from $15 million for the same quarter a year earlier, attributable to the acquisition of NRG Texas NSD and improvements in operations in the Northeast region.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Class D	14.16%	13.34%	—	2.11%
Russell 1000 Growth Index	19.06%	9.29%	—	-0.87%
Lipper Multi-Cap Growth Fund Average	18.72%	11.47%	—	2.61%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.11%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	31.2%
Healthcare	13.3%
Consumer Discretionary	9.4%
Financial Services	8.2%
Capital Goods	5.6%
Energy	5.5%
Aerospace	4.5%
Materials & Processing	4.4%
Other	16.7%
Cash & Equivalents — net	1.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (06/30/07)	$1,113.80	$1,019.34
Expenses Paid During Period	$5.77	$5.51

Expenses are equal to the expense ratio for the class 1.10% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	7

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in information technology detracted. Global Payments, a processor of electronic transactions, saw share value decline on its disappointing 2007 forecast. In February the company’s fiscal third quarter earnings report beat analyst expectations, but 2007 revenue came in a little light of projections and earnings guidance fell just short of analyst estimates.

•

In the consumer discretionary sector, stock selection decisions and an underweight position detracted from fund performance relative to the benchmark. It was not a happy holiday season for Ann Taylor. Shares of the women’s apparel company declined over two months at year-end as news of the disappointing holiday season caused selling pressure on the stock. Warmer winter weather hurt sales of winter apparel and a high level of promotions resulted in weaker margins.

•

Stock selection in financials benefited returns. Shares of the regional securities brokerage company AG Edwards rose on news of its acquisition by financial services firm Wachovia. Midwest-based Edwards adds 7,000 brokers and advisors to the Wachovia distribution network.

•

Utilities company holdings boosted fund performance as shares of NRG Energy rose significantly from a 52-week low in September 2006. The power producer reported first quarter income of $65 million, up from $15 million for the same quarter a year earlier, attributable to the acquisition of NRG Texas and favorable operations in the Northeast region.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Years	10 Years	Fund Inception† (08/26/91)
Allianz CCM Mid-Cap Fund Class D	14.55%	12.23%	9.22%	12.37%
Russell Midcap Growth Index	19.72%	15.45%	8.66%	11.09%
Lipper Mid-Cap Core Fund Average	19.92%	13.41%	10.36%	10.65%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.09%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 08/26/91. Index comparisons began on 08/31/91.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	24.1%
Consumer Discretionary	11.3%
Energy	9.3%
Capital Goods	9.1%
Financial Services	9.0%
Healthcare	8.3%
Consumer Staples	5.9%
Aerospace	3.9%
Other	17.1%
Cash & Equivalents — net	2.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (06/30/07)	$1,143.00	$1,019.44
Expenses Paid During Period	$5.74	$5.41

Expenses are equal to the expense ratio for the class 1.08% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index as measured at the time of purchase.

•	The Fund’s outperformance relative to the Russell 1000 Growth Index was due to stock selection, which was positive in most sectors.

•

Stock selection was particularly strong among materials and energy companies, where Phelps Dodge and National Oilwell Varco were the top contributors. Copper producer Phelps Dodge was acquired by a competitor at a significant premium. National Oilwell Varco, a manufacturer of equipment used in oil and gas production, benefited from robust demand for offshore drilling rigs.

•

Stock selection in the information technology sector subtracted the most from performance versus the index. Within information technology, the top detractor was Network Appliance, a provider of data storage systems. The company experienced a shortfall in order bookings that it attributed to economic concerns that dampened U.S. information technology (IT) spending in March.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Growth Fund Class D	20.73%	—	—	11.81%
Russell 1000 Growth Index	19.06%	—	—	10.72%
Lipper Multi-Cap Growth Fund Average	18.72%	—	—	13.79%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.17%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	31.4%
Healthcare	16.1%
Consumer Discretionary	14.6%
Industrial	9.9%
Materials & Processing	6.2%
Energy	5.7%
Financial Services	3.6%
Telecommunications	2.9%
Other	8.3%
Cash & Equivalents — net	1.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (06/30/07)	$1,087.40	$1,019.09
Expenses Paid During Period	$5.95	$5.76

Expenses are equal to the expense ratio for the class 1.15% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	9

Allianz NACM Income & Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Income & Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•

The Fund’s performance was largely due to company selection, which added the most value in the materials and energy sectors. National Oilwell Varco and Schlumberger, providers of oilfield equipment and services, were notable performers in the energy sector. National Oilwell Varco reported better-than-expected quarterly operating results and significant growth in its order backlog. Schlumberger exceeded analysts’ revenue projections and maintained good control over costs.

•

Relative performance was negatively impacted by company selection in utilities, a sector that came under pressure due to a spike in interest rates. Exelon, an electric utility focused on serving the Illinois and Pennsylvania markets, was a major detractor due to increased legislative risk in Illinois.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception* (2/28/07)
Allianz NACM Income & Growth Fund Class D	—	—	—	5.08%
S&P 500 Index	—	—	—	7.47%
Lehman Aggregate Bond Index	—	—	—	-0.52%
Lipper Flexible Portfolio Fund Average	—	—	—	5.27%

*Cumulative return

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.31%. Expense ratio information is as of the Fund’s current prospectus dated 02/28/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	12.7%
Telecommunications	11.6%
Technology	6.7%
Healthcare & Hospitals	6.0%
Oil & Gas	5.8%
Retail	5.7%
Utilities	5.1%
Automotive	4.5%
Other	37.1%
Cash & Equivalents — net	4.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (0/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,050.80	$995.66
Expenses Paid During Period	$4.45	$4.33

Expenses are equal to the expense ratio for the class 1.31% for Class D, multiplied by the average account value over the period, multiplied by 121/365 (to reflect the period since the shares commenced operation on 2/28/07).

10	Allianz Funds

Allianz NFJ All-Cap Value (Formerly Allianz NACM Flex-Cap Value Fund)

(Unaudited)

Portfolio Insights

•

Allianz NFJ All-Cap Value Fund seeks long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-book ratios and price-to-cash flow ratios.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection decisions in the industrials sector were among the leading contributors to underperformance for the period. SkyWest, the nation’s largest regional airline, reported lower than expected earnings in the period. Like most airlines, SkyWest struggled over the year as a result of increases in jet-fuel prices and passenger resistance to higher ticket prices.

•

Stock selection in financials also detracted. Shares of subprime mortgage lender Countrywide Financial Group declined as the magnitude of the company’s exposure to troubled subprime mortgages became known. Although subprime loans account for less than ten percent of Countrywide’s total business, the company reported in the first quarter that 19 percent of those loan payments were more than 30 days late.

•

Stock selection in health care also dampened returns. Shares of Omnicare weakened first when the company paid a $49.5 million settlement with 42 states and the federal government over allegations about dosage switches for drugs. The stock fell a second time when Congress passed the Medicare Part D drug plan. The plan moves 3.3 million of the firm’s nursing home clients into the private health insurance category instead of state Medicaid programs.

•

Stock selection in the materials sector benefited relative returns. Shares of Martin Marrietta advanced as the construction industry stalwart announced record results for each of the first three quarters in the period.

•

In the information technology sector, shares of computer reseller CDW rose and contributed to the Fund performance following a restructuring last year. The company has since beat analysts’ sales expectations, with strong growth in sales and by becoming more efficient. CDW’s sales also rose upon completion of its acquisition of Berbee Information Networks Corp.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NFJ All-Cap Value Fund Class D	18.69%	—	—	19.11%
Russell 3000 Value Index	21.31%	—	—	16.04%
Lipper Multi-Cap Value Fund Average	20.53%	—	—	14.72%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.33%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	26.4%
Energy	14.7%
Industrial	14.4%
Consumer Discretionary	9.7%
Healthcare	9.3%
Materials & Processing	7.4%
Information Technology	5.0%
Utilities	4.9%
Other	5.5%
Cash & Equivalents — net	2.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,059.70	$1,018.20
Expenses Paid During Period	$6.79	$6.66

Expenses are equal to the expense ratio for the class 1.33% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	11

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in the consumer discretionary sector was the most significant contributor to positive relative performance and resulted from selections among diverse company types, including the makers of appliances, toys, tools, apparel and more. Shares of appliance maker Whirlpool rose significantly in May on company reports that last year’s Maytag acquisition and strong international demand boosted first quarter revenues.

•

Among consumer staples stocks, grocer SuperValu paced returns for the fund. Investors reacted favorably to the company’s acquisition of Albertson’s, Osco and Sav-on stores and the company’s elevation to the rank of the country’s third largest food retailer as a result. Shares have climbed on reports of higher-than-expected earnings and revenue, and favorable reviews of efforts to remodel stores.

•

An overweight position and stock selection decisions in the energy sector helped performance. PetroChina recovered from a first quarter 2007 tumble to reach a 52-week high by the end of second quarter. Shares of China’s biggest oil company surged on announcement of the biggest petroleum discovery in China in 30 years. The advance continued on news that the company purchased the rights to explore for oil in Canada.

•

Stock selection in information technology detracted from performance. Shares of Seagate Technology fell on speculation that a competing technology would become a threat in the market. The rigid disc drive industry is under pricing pressure due to softening demand. Another detractor to performance was drug manufacturer GlaxoSmithKline. Shares fell in May on news that a New England Journal of Medicine study found that its diabetes drug, Avandia, leads to an increased incidence of heart attacks.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (05/08/00)
Allianz NFJ Dividend Value Fund Class D	23.75%	15.07%	—	13.91%
Russell 1000 Value Index	21.85%	13.31%	—	8.63%
Lipper Equity Income Fund Average	20.56%	11.47%	—	7.69%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.05%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	23.2%
Energy	19.2%
Consumer Staples	12.5%
Healthcare	9.5%
Consumer Discretionary	8.9%
Telecommunications	6.0%
Information Technology	4.8%
Industrial	3.9%
Other	7.2%
Cash & Equivalents — net	4.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,085.70	$1,019.69
Expenses Paid During Period	$5.33	$5.16

Expenses are equal to the expense ratio for the class 1.03% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12	Allianz Funds

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in the materials sector boosted returns. Shares of Phelps Dodge Corp. benefited when the copper producer agreed to be acquired by Freeport-McMoran Copper & Gold in the world’s biggest mining takeover. With the acquisition, Freeport-McMoran, also a major contributor to the fund’s performance, became the world’s largest publicly traded copper company.

•

Stock selection and an underweight position in the financials sector contributed to returns. The fund benefited from Simon Property Group, the largest public US real estate company. The Indiana-based company owns over 380 malls, premium outlet centers and other commercial properties in North America, Europe and Asia. Shares of SLM Corp., the student-lending company known as Sallie Mae, soared during the period on news the company had agreed to be purchased by a group of investors for $25 billion. Conversely, Freddie Mac, Washington Mutual and Countrywide detracted from performance, as all three faced pressure during the period as sub-prime mortgages and a slowdown in the housing market was high on investors minds.

•

Stock selection in the industrials sector added to returns. Deere & Co, known for its tractors and farm equipment, enjoyed a rise in share value. The company repeatedly reported better than-expected earnings as a boom in ethanol production started to translate into better performance for farm machinery makers.

•

Detracting from returns was stock selection in consumer discretionary companies. After seeing steady returns in 2006, shares of Harley-Davidson fell significantly by June’s end. The motorcycle maker lowered its 2007 earnings forecast due to a three-week strike at a manufacturing facility. The strike was settled in February. Media company Gannett, publisher of 85 daily newspapers, experienced declining ad sales along with the rest of the newspaper industry. Weakened real estate markets have resulted in decreased ad linage for housing, employment and retail.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (05/08/00)
Allianz NFJ Large-Cap Value Fund Class D	21.08%	13.41%	—	12.81%
Russell Top 200 Value Index	21.82%	11.63%	—	5.95%
Lipper Large-Cap Value Fund Average	20.81%	11.33%	—	7.21%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.11%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	28.0%
Energy	13.7%
Consumer Discretionary	12.7%
Industrial	7.8%
Healthcare	7.7%
Materials & Processing	7.7%
Consumer Staples	6.8%
Telecommunications	4.9%
Other	4.9%
Cash & Equivalents — net	5.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,086.50	$1,019.29
Expenses Paid During Period	$5.74	$5.56

Expenses are equal to the expense ratio for the class 1.11% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	13

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks and other equity securities of companies in the bottom 800 of the 1,000 largest North American companies traded on U.S. securities markets.

•

US stocks rose sharply in the year ended June 30, 2007 with midcap value stocks pacing the rally. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly.

•

Stock selection decisions in the materials sector contributed most significantly to the fund’s performance relative to the Russell Midcap Value Index. Shares of Alcan rose steadily for the year on improving company fundamentals and then rallied sharply on news of a surprise $27 billion takeover offer by rival Alcoa. International Flavor and Fragrances, maker of fragrances for products such as perfumes and cosmetics, delivered strong returns by maintaining solid market share amid an environment of mergers and acquisitions of competitors.

•

Stock selections and an underweighting of financials companies contributed positively to relative returns. The portfolio’s position in reinsurer Renaissance Re benefited relative returns. The Bermuda-based company’s shares advanced on earnings growth due to solid underwriting profits and strong investment returns.

•

Healthcare exposure detracted from relative returns. Shares of generic drug maker Mylan Labs fell on investor concerns over the company’s bid to purchase the generic-drug business of Germany’s Merck KGaA. Analysts questioned whether Mylan was paying too much and absorbed excessive debt on the deal. A position in Omnicare also detracted. The provider of geriatric pharmaceutical services paid a $49.5 million settlement in the period with 42 states and the federal government over allegations about dosage switches for generic Zantac and two other drugs.

•

The portfolio’s overweight position in energy benefited relative returns but was more than offset by stock selection decisions in the sector. Declining oil and gas production and disappointing earnings led to falling share prices for the Colorado-based exploration company Cimarex Energy. The portfolio’s position in Anadarko Petroleum also declined in the period as investors reacted negatively to the company’s announced sale of onshore Louisiana natural gas fields in an effort to reduce debt.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception* (08/21/06)
Allianz NFJ Mid-Cap Value Fund Class D	—	—	—	19.05%
Russell Midcap Value Index	—	—	—	19.43%
Lipper Mid-Cap Value Fund Average	—	—	—	21.59%

*Cumulative return.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.26%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	23.9%
Industrial	17.1%
Energy	12.1%
Consumer Discretionary	11.9%
Consumer Staples	7.2%
Utilities	7.2%
Materials & Processing	4.9%
Information Technology	4.8%
Other	4.8%
Cash & Equivalents — net	6.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (01/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,097.00	$1,018.60
Expenses Paid During Period	$6.50	$6.26

Expenses are equal to the expense ratio for the class 1.25% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14	Allianz Funds

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection decisions and an underweight position in the financials sector contributed most significantly to outperformance of the Russell 2000 Value Index. Shares of Landamerica Financial Group gained over the year as a result of a stock buyback, higher-than-expected fourth quarter earnings, and an announcement that the title and real estate insurance company was a takeover target. New Plan Excel Realty Trust stock advanced as the company, one of the owners of neighborhood shopping centers, was acquired by Australia’s Centro Properties.

•

Stock selection in the energy sector contributed to relative performance. Shares of Frontline Ltd recovered from their January low to appreciate significantly by the end of June. The world’s biggest oil tanker company benefited from increased shipping demand due to greater OPEC production. Holly Corp stock rose in the period on improving refinery profits and strong margins. The company refines, transports, stores and markets gasoline, diesel and jet fuels for the Southwestern U.S., Northern Mexico and Montana.

•

Consumer staples stocks were also strong performers. Universal Corp, one of the world’s leading tobacco merchants and processors, announced plans to focus on its core tobacco business and sell its non-tobacco agri-businesses. Sale of assets has reduced debt and strengthened the balance sheet. Income from continuing operations, earnings and revenues have all showed marked improvement.

•

Stock selection among industrials detracted. A volatile year ended down for shares of Arkansas Best, a motor carrier transportation company. After hitting a 52-week high in October 2006, shares dropped due to a weak freight market for less-than-truckload (LTL) carriers. Sluggish LTL demand was a result of higher fuel prices and a slow holiday sales season. Another industrial holding, Universal Forest Products, was also a drag on performance as the company reported first quarter earning per share figures that fell well short of Wall Street estimates.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (10/01/91)
Allianz NFJ Small-Cap Value Fund Class D	21.24%	16.66%	13.05%	14.53%
Russell 2000 Value Index	16.06%	14.62%	12.14%	14.94%
Lipper Small-Cap Value Fund Average	17.35%	14.30%	11.46%	13.53%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.22%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Industrial	23.2%
Financial Services	18.2%
Energy	12.0%
Materials & Processing	11.8%
Utilities	8.2%
Consumer Staples	7.8%
Consumer Discretionary	5.9%
Information Technology	2.9%
Other	3.3%
Cash & Equivalents — net	6.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,113.60	$1,018.79
Expenses Paid During Period	$6.34	$6.06

Expenses are equal to the expense ratio for the class 1.21% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	15

Allianz OCC Core Equity Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Core Equity Fund seeks long-term capital appreciation by investing mainly in common stocks of U.S. issuers, with market capitalizations of greater than $5 billion at the time of investment that the portfolio manager believes are undervalued in the marketplace.

•

Stocks rose in the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Telecommunications, materials and energy stocks were the star performers of the large-cap market, with all sectors in the index posting double-digit total returns. Mid cap stocks outperformed both large cap and small cap stocks. Value stocks outperformed growth stocks in the large cap space.

•

Stock selection in technology contributed to relative performance. Among individual stocks, EMC rose on increased earnings. Apple Computer advanced sharply as the company introduced new products and gained market share.

•

Industrials stock selection and a sector underweight also contributed. Shares of Parker Hannifin rose on the strength of consistent sales demand. An increase in international orders offset sluggish demand in its North American home market.

•

Stock selection in both consumer discretionary and financials hurt relative performance following market concerns over the troubled housing and mortgage-related industries after interest rates rose. For example, shares of Countrywide Financial detracted from performance on reports that delinquency rates on Countrywide’s sub-prime mortgages had nearly doubled in two years even though sub-prime loans account for less than 10% of Countrywide’s total business. Shares of Centex Corporation also slid lower as the housing industry struggled with slow sales, rising inventories and rising loan defaults. Also in consumer discretionary, Best Buy declined during this period after announcing third quarter earnings below consensus Street estimates, primarily due to gross margin compression.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (03/31/05)
Allianz OCC Core Equity Fund Class D	19.08%	—	—	12.78%
S&P 500 Index	20.59%	—	—	13.44%
Lipper Multi-Cap Core Fund Average	19.24%	—	—	13.78%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.12%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	26.3%
Financial Services	15.4%
Healthcare	15.3%
Energy	11.7%
Consumer Discretionary	4.9%
Consumer Staples	4.8%
Telecommunications	4.5%
Capital Goods	3.3%
Other	10.0%
Cash & Equivalents — net	3.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,068.10	$1,019.29
Expenses Paid During Period	$5.69	$5.56

Expenses are equal to the expense ratio for the class 1.11% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Allianz Funds

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. In addition, the covered call portion intends to enhance the income potential of the Fund while simultaneously reducing the volatility of the performance stream.

•

Stocks rose in the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Telecommunications, materials and energy stocks were the star performers of the large-cap market, with these sectors in the S&P 500 Index posting double-digit total returns. Mid cap stocks outperformed both large cap and small cap stocks. Value stocks outperformed growth stocks in the large cap space.

•

The Fund’s relative performance was helped by strong stock selection in the technology sector. Among individual stocks, EMC rose on increased earnings. Apple Computer advanced sharply as the company introduced new products and gained market share.

•	The Fund saw strong stock selection in materials, including Phelps Dodge, a metals mining company which was acquired by Freeport-McMoRan.

•

Relative performance was hindered over the year by stock selection in the consumer discretionary sector, including Centex Corporation and Best Buy. Shares of Centex slid lower as the housing industry struggled with slow sales, rising inventories and rising loan defaults. Best Buy declined after announcing third quarter earnings below consensus Street estimates, primarily due to gross margin compression.

•

Financials stock selection also detracted from Fund performance. Capital One Financial announced several earnings disappointments below Wall Street estimates over the past year, as well as lowering earnings guidance for 2007.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Class D	21.84%	9.33%	10.50%	12.68%
S&P 500 Index	20.59%	10.71%	7.13%	11.87%
Lipper Large-Cap Core Fund Average	19.59%	9.33%	6.09%	10.27%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.28%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	22.6%
Financial Services	16.0%
Healthcare	10.8%
Energy	10.6%
Consumer Staples	6.0%
Materials & Processing	5.1%
Capital Goods	4.5%
Transportation	3.6%
Other	16.5%
Cash & Equivalents — net	4.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,076.60	$1,018.50
Expenses Paid During Period	$6.54	$6.36

Expenses are equal to the expense ratio for the class 1.27% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	17

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income an incidental consideration by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

Stocks in general delivered strong returns for the reporting period, with the S&P 500 Index up 20.59%. Large cap growth stocks trailed large-cap value, as represented by the Russell 1000 Growth and Russell 1000 Value indexes, respectively. While large-cap growth stocks appreciated 19.0%, large-cap value stocks gained 21.9%.

•

The Fund’s strong relative performance was due primarily to strong stock selection in health care. Stryker was the largest contributor, achieving strong sales and earnings growth despite increased competition. Amgen and Gilead Sciences were also meaningful contributors.

•

The Fund’s industrial holdings also lifted relative returns, benefiting from higher-than-expected earnings and strong global economies. Precision Castparts was the Fund’s largest contributor in the sector, rising sharply on higher quarterly earnings and revenues. The Fund’s technology stocks, led by strength in Apple Computer, also contributed meaningfully to performance.

•

Consumer discretionary holdings were pressured by a more cautious consumer, due in part to falling home prices and rising oil prices. The Fund’s energy holdings in Arch Coal and Peabody Energy also detracted from returns for the trailing 1-year period.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Growth Fund Class D	24.76%	9.28%	5.64%	12.15%
Russell 1000 Growth Index	19.06%	9.29%	4.39%	11.61%
Lipper Large-Cap Growth Fund Average	16.37%	7.71%	4.88%	10.69%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.16%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	28.0%
Healthcare	23.4%
Financial Services	8.8%
Energy	8.0%
Consumer Staples	7.1%
Consumer Services	3.7%
Consumer Discretionary	3.5%
Capital Goods	3.4%
Other	10.8%
Cash & Equivalents — net	3.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,108.40	$1,019.04
Expenses Paid During Period	$6.06	$5.81

Expenses are equal to the expense ratio for the class 1.16% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	Allianz Funds

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•	Allianz OCC Opportunity Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

•

Stocks in general delivered strong returns for the reporting period, with the S&P 500 Index up 20.59%. Small-cap growth modestly outperformed small-cap value, as represented by the Russell 2000 Growth and Russell 2000 Value indexes, respectively. While small-cap growth stocks appreciated 16.8%, small-cap value stocks gained 16.1%.

•

The Fund’s relative performance was due primarily to strong stock selection in health care. Pozen and Connetics were the largest contributors, while Ventana Medical Systems also contributed meaningfully, receiving a takeout offer from pharmaceutical giant Roche at a significant premium.

•

The Fund’s holdings in telecom and technology also contributed strongly to performance. In telecom, Cogent Communications Group was the top performer, while in technology Kanbay International led the sector’s relative gains.

•

Relative performance was hindered by insufficient exposure to materials, which have outperformed during the trailing 1-year period. The Fund’s financial holdings in Optionable and International Securities Exchange also modestly curtailed returns.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (02/24/84)†
Allianz OCC Opportunity Fund Class D	24.84%	16.20%	8.30%	14.25%
Russell 2000 Growth Index	16.81%	13.07%	5.28%	8.23%
Lipper Small-Cap Growth Fund Average	16.85%	12.10%	8.88%	10.88%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.32%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 2/24/84. Index comparisons began on 2/29/84.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	26.0%
Healthcare	22.0%
Consumer Services	14.3%
Energy	8.5%
Financial Services	4.5%
Consumer Discretionary	4.4%
Capital Goods	4.4%
Transportation	3.3%
Other	12.0%
Cash & Equivalents — net	0.6%

Annual Fund Operating Expenses
	Class D	Class D
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,126.80	$1,016.68
Expenses Paid During Period	$6.30	$5.97

Expenses are equal to the expense ratio for the class 1.31% for Class D, multiplied by the average account value over the period, multiplied by 165/365 (to reflect the period since the shares commenced operation on X/XX/XX).

Annual Report	June 30, 2007	19

Allianz OCC Renaissance Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

Stocks rose in the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Materials and telecommunications stocks were the top performers of the Russell Midcap Value index, while financials were the weakest performers. Mid cap stocks outperformed both large cap and small cap stocks.

•

Financials stocks hurt relative performance during this period. For example, the Fund saw less-than-expected returns from its investment in CBL & Associates, a shopping mall real estate investment trust (REIT), declined as a general rise in interest rates made REIT yields less competitive. Commercial finance firm CIT Group declined when quarterly expenses grew faster than revenues.

•	Relative performance was also hindered by utilities stock selection. Disappointing holdings in this area included Constellation Energy and Reliant.

•

Performance was helped during the period by stock selection in the energy sector as well as in the health care sector. One standout in the energy sector was National Oilwell Varco, which appreciated on higher energy prices. In health care, MedImmune rose sharply on its acquisition for cash by AstraZeneca.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (4/8/88)
Allianz OCC Renaissance Fund Class D	20.32%	11.21%	13.98%	13.84%
Russell Midcap Value Index	22.07%	17.16%	13.05%	14.54%
Lipper Multi-Cap Core Fund Average	19.24%	11.02%	11.35%	11.35%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.25%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Sector Breakdown as of 06/30/07

Financial Services	28.8%
Utilities	14.0%
Energy	8.9%
Healthcare	6.6%
Consumer Discretionary	5.0%
Technology	4.6%
Aerospace	4.3%
Consumer Services	4.1%
Other	23.5%
Cash & Equivalents — Net	0.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,081.30	$1,018.89
Expenses Paid During Period	$6.14	$5.96

Expenses are equal to the expense ratio for the class 1.19% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Allianz Funds

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

•

Stocks in general delivered strong returns for the reporting period, with the S&P 500 Index up 20.59%. Mid-cap growth trailed mid-cap value, as represented by the Russell Mid-Cap Growth and Russell Mid-Cap Value indexes, respectively. While mid-cap growth stocks appreciated 19.7%, mid-cap value stocks gained 22.1%.

•

The Fund’s strong relative performance was due primarily to strong stock selection in health care. New River Pharmaceuticals was the largest contributor, benefiting from a positive determination by the Food and Drug Administration on the company’s first product candidate, a drug for treating attention deficit/hyperactivity disorder in children aged 6 to 12. Myogen also contributed meaningfully to returns.

•

The Fund’s consumer discretionary holdings and industrials also helped lift relative returns for the trailing 1-year period. Shoemaker Crocs lifted the Fund’s consumer holdings, while Precision Castparts lifted industrials.

•

Relative performance was hindered by weakness in the Fund’s technology and energy holdings, such as Citrix Systems and National-Oilwell. Insufficient exposure to materials, which outperformed during the trailing 1-year period, also curtailed returns.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/17/92)
Allianz OCC Target Fund Class D	26.74%	13.42%	10.12%	12.72%
Russell Midcap Growth Index	19.72%	15.45%	8.66%	10.66%
Lipper Mid-Cap Growth Fund Average	18.83%	12.39%	8.18%	10.05%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.21%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	24.0%
Healthcare	17.7%
Consumer Services	10.2%
Consumer Discretionary	8.8%
Energy	8.0%
Financial Services	6.1%
Telecommunications	5.0%
Materials & Processing	4.9%
Other	14.2%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses
	Class D	Class D
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,133.40	$1,018.84
Expenses Paid During Period	$6.35	$6.01

Expenses are equal to the expense ratio for the class 1.20% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	21

Allianz OCC Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

•

Stocks rose during the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Energy and industrial stocks were the star performers of the large-cap value market, while utility stocks were at the bottom of the performance list. Mid cap stocks outperformed both large cap and small cap stocks. Value stocks outperformed growth stocks in large cap.

•

The Fund benefited from its stock selection in the energy sector. Among individual stocks, Chevron, ConocoPhillips and BP were top contributors, rising in response to higher energy prices, a better-than-expected supply/demand relationship and higher expectations for quarterly earnings. Global SantaFe also appreciated as the limited availability of offshore drilling rigs bolstered rental rates.

•

Stock selection in the financials sector also contributed, particularly Bank of America and Citigroup. Bank of America’s share price had lagged the market prior to purchase, creating a buying opportunity.

•

Relative performance was hurt by the Fund’s health care exposure driven by product setbacks and particular FDA rulings. For example, Sanofi-Aventis declined after the FDA rejected Zimulti’s application (Acomplia outside the US) when studies showed that this weight-loss pill may increase suicide risk. Other detractors include Amgen and Sepracor.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz OCC Value Fund Class D	23.20%	12.72%	11.95%	13.76%
Russell 1000 Value Index	21.85%	13.31%	9.87%	13.05%
Lipper Large-Cap Value Fund Average	20.81%	11.33%	7.69%	11.21%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.10%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	30.0%
Energy	18.3%
Healthcare	13.7%
Capital Goods	6.7%
Consumer Discretionary	5.9%
Telecommunications	4.5%
Consumer Staples	4.0%
Utilities	3.5%
Other	12.4%
Cash & Equivalents — net	1.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,046.30	$1,019.39
Expenses Paid During Period	$5.53	$5.46

Expenses are equal to the expense ratio for the class 1.09% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of U.S. companies with market capitalizations of at least $3 billion.

•

U.S. equity markets completed a fourth year of positive returns in 2006, and gains over the first half of 2007 are better in most market segments than they were for all of calendar 2005. Corporate profit growth has exceeded overall market returns. As a result, we believe that valuations – notably for large cap growth stocks – remained reasonable at the end of the period.

•

Apple Inc., the top contributor to returns over the period, continues to set itself apart with innovative designs throughout its entire product offering. Apple has expanded into the handset market with the iPhone, building significant excitement into its June 29 launch. We are using GrassrootsSM to monitor the iPhone launch and the competitor response.

•

Yahoo! Inc. was a top detractor from returns. In June 2007, Yahoo announced that Terry Semel would be stepping down as CEO and taking on a non-executive Chairman role. Jerry Yang, one of the company’s original founders, has returned as CEO. We exited the stock in favor of better risk adjusted opportunities. Also within the information technology sector, our position in Marvell Technology detracted from the fund’s performance.

•

The Fund’s Growth-style appeared to begin changing from a headwind to performance, into a tailwind during the period. As a group, stocks with higher growth rates, which the Fund typically emphasizes, have lagged the performance of the overall market and value stocks, and particularly so in 2006. Marking an important shift, growth stocks as measured by the Russell 3000 Growth Index outperformed value stocks as measured by the Russell 3000 Value Index during the second half of the reporting period.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class D	16.06%	7.94%	7.16%	8.56%
S&P 500 Index	20.59%	10.71%	7.13%	8.70%
Lipper Large-Cap Growth Fund Average	16.37%	7.71%	4.88%	6.07%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.11%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	21.1%
Healthcare	15.7%
Financial Services	12.2%
Energy	8.2%
Consumer Discretionary	6.6%
Telecommunications	6.4%
Consumer Staples	6.4%
Capital Goods	3.6%
Other	17.8%
Cash & Equivalents — net	2.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,068.30	$1,019.34
Expenses Paid During Period	$5.64	$5.51

Expenses are equal to the expense ratio for the class 1.10% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	23

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•

U.S. mid cap stocks rallied during the fiscal year thanks to a robust economy, low interest rates, and rising corporate profits. Mid cap value style stocks significantly outperformed mid cap growth in 2006 and to a lesser extent during the first quarter of 2007, however this trend has since reversed. For the reporting period, the Russell Mid-Cap Value Index returned 22.09% whereas its mid-cap growth counterpart returned 19.73%

•

The Fund outperformed its benchmark during the fiscal year due to strong stock selection across many industry groups. Notably, the Fund’s capital goods, consumer durables & apparel, and energy stocks helped boost relative returns.

•

Two of the Fund’s holdings in the capital goods industry—Precision Castparts and Foster Wheeler—both gained significantly during the period. Specifically, Foster Wheeler builds oil and gas processing facilities and natural gas receiving terminals. The company benefited from strong oil and gas markets, an improving power market, and management’s focus on pricing contracts and controlling costs. Foster Wheeler recently announced several construction contracts in China, Europe, and Saudi Arabia.

•	In energy, drilling equipment manufacturer National Oilwell Vargo’s shares appreciated during the period as energy companies continued spending to find new oil and gas reserves.

•	In contrast, IT services Fund holdings Global Payments and CheckFree and Melco PBL, the casino and resort operator, were top detractors during the fiscal year.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (11/06/79)
Allianz RCM Mid-Cap Fund Class D	21.86%	12.32%	7.88%	15.26%
Russell Midcap Index	20.83%	16.39%	11.86%	14.76%
Lipper Mid-Cap Growth Fund Average	18.83%	12.39%	8.18%	12.59%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.17%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	22.6%
Healthcare	13.7%
Consumer Discretionary	12.6%
Energy	9.6%
Consumer Services	7.4%
Financial Services	7.3%
Consumer Staples	5.6%
Materials & Processing	4.9%
Other	15.1%
Cash & Equivalents — net	1.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,136.70	$1,019.19
Expenses Paid During Period	$5.99	$5.66

Expenses are equal to the expense ratio for the class 1.13% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	Allianz Funds

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Strategic Growth Fund seeks capital appreciation by normally investing primarily in equity and equity related securities of companies with market capitalizations of at least $500 million. The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

•

U.S. equity markets completed a fourth year of positive returns in 2006, and gains over the first half of 2007 are better in most market segments than they were for all of calendar 2005. Corporate profit growth has exceeded overall market returns. As a result, valuations remain reasonable at the end of the period.

•

Apple Inc., a top contributor to returns, continues to set itself apart with innovative designs throughout its entire product offering. Apple has expanded into the handset market with the iPhone, building significant excitement into its June 29 launch. We are using GrassrootsSM to monitor the iPhone launch and the competitor response.

•

Stocks in the consumer discretionary sector added significantly to the Fund’s returns over the year. Japan based Nintendo Co. Ltd., representing the consumer services and leisure industry, was the top contributor to the Fund’s returns. Well known for its Pokemon animated characters, Nintendo’s recent success has been driven by strong sales of its “Wii” video game consoles. For the first half of 2007, Nintendo represents almost 70% of the industry’s growth in Canada and the U.S.

•	Conversely, Yahoo! Inc. was a top detractor from returns. We exited all exposure to the stock in May.

•

As a group, stocks with faster EPS growth rates than the overall market, which the Fund typically emphasizes, have generally underperformed value style stocks. Over the reporting period, the broad growth market as measured by the Russell 3000 Growth Index underperformed the broad value market as measured by the Russell 3000 Value Index.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Class D	19.32%	—	—	6.25%
Russell 1000 Growth Index	19.06%	—	—	11.39%
Lipper Multi-Cap Growth Fund Average	18.72%	—	—	10.06%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.71%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	29.5%
Consumer Discretionary	10.4%
Healthcare	9.3%
Financial Services	8.1%
Energy	7.8%
Telecommunications	4.3%
Consumer Staples	3.8%
Oil & Gas	3.3%
Other	14.6%
Cash & Equivalents — net	8.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,091.80	$1,016.46
Expenses Paid During Period	$8.71	$8.40

Expenses are equal to the expense ratio for the class 1.68% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	25

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.1%
Aerospace—3.5%
Boeing Co.	211,090	$20,298
Lockheed Martin Corp.	186,270	17,534
Raytheon Co.	359,690	19,384

		57,216

Building/Construction—1.5%
Jacobs Engineering Group, Inc. (a)	416,200	23,936

Capital Goods—6.6%
3M Co.	232,910	20,214
Caterpillar, Inc.	245,850	19,250
Cooper Industries Ltd., Class A (b)	442,510	25,263
Parker Hannifin Corp. (b)	224,840	22,014
Terex Corp. (a)	272,090	22,121

		108,862

Chemicals—1.4%
Monsanto Co.	338,760	22,880

Communications—1.2%
Omnicom Group, Inc. (b)	363,580	19,241

Consumer Discretionary—6.2%
Coach, Inc. (a)	409,620	19,412
J.C. Penney Co., Inc.	215,880	15,625
Mattel, Inc. (b)	629,070	15,909
McDonald’s Corp.	364,470	18,501
Nordstrom, Inc. (b)	301,980	15,437
Walgreen Co.	403,940	17,588

		102,472

Consumer Services—2.2%
Marriott International, Inc., Class A	359,090	15,527
McKesson Corp.	350,430	20,900

		36,427

Consumer Staples—3.5%
ConAgra Foods, Inc.	647,620	17,395
Loews Corp. - Carolina Group	264,910	20,469
Safeway, Inc.	565,990	19,261

		57,125

Energy—7.3%
Marathon Oil Corp.	400,640	24,022
National-Oilwell Varco, Inc. (a)	242,180	25,245
Schlumberger Ltd.	288,520	24,507
Transocean, Inc. (a)	235,600	24,969
Valero Energy Corp.	298,990	22,083

		120,826

Financial Services—12.8%
American Express Co.	304,970	18,658
American International Group, Inc.	262,820	18,405
CBOT Holdings, Inc., Class A	97,570	20,158
Chubb Corp.	323,810	17,531
Goldman Sachs Group, Inc.	80,430	17,433
JPMorgan Chase & Co.	374,640	18,151
Merrill Lynch & Co., Inc.	161,750	13,519
MetLife, Inc. (b)	283,740	18,296
Morgan Stanley	184,480	15,474
ProLogis, REIT	278,960	15,873
Prudential Financial, Inc. (b)	183,280	17,821
Travelers Cos., Inc.	351,920	18,828

		210,147

Healthcare—9.6%
Baxter International, Inc.	381,520	21,495
Bristol-Myers Squibb Co.	659,400	20,811

	Shares	Value (000s)

Express Scripts, Inc. (a)	429,360	$21,472
Medco Health Solutions, Inc. (a)(b)	254,140	19,820
Merck & Co., Inc.	376,130	18,731
Schering-Plough Corp.	650,910	19,814
UnitedHealth Group, Inc.	338,760	17,324
Zimmer Holdings, Inc. (a)	217,670	18,478

		157,945

Hotels/Gaming—1.1%
Starwood Hotels & Resorts Worldwide, Inc.	266,700	17,887

Industrial—1.2%
Deere & Co.	169,830	20,505

Materials & Processing—6.0%
American Standard Cos., Inc.	338,460	19,962
Freeport-McMoRan Copper & Gold, Inc., Class B	271,490	22,485
International Paper Co. (b)	494,530	19,312
Precision Castparts Corp.	161,160	19,558
Vulcan Materials Co. (b)	154,270	17,670

		98,987

Multi-Media—1.2%
Walt Disney Co. (b)	566,290	19,333

Oil & Gas—1.2%
Exxon Mobil Corp.	240,390	20,164

Technology—28.0%
Amazon.com, Inc. (a)	263,930	18,055
Apple, Inc. (a)	258,620	31,562
Applied Materials, Inc.	978,000	19,433
BMC Software, Inc. (a)	602,470	18,255
Cisco Systems, Inc. (a)	1,137,970	31,692
Corning, Inc. (a)	885,030	22,612
Dell, Inc. (a)	710,000	20,270
eBay, Inc. (a)	560,910	18,050
EMC Corp. (a)(b)	1,301,820	23,563
Emerson Electric Co.	436,530	20,430
Harris Corp.	361,480	19,719
Hewlett-Packard Co.	569,290	25,402
International Business Machines Corp. (b)	202,120	21,273
Lam Research Corp. (a)(b)	413,810	21,270
MasterCard, Inc. (b)	134,840	22,366
MEMC Electronic Materials, Inc. (a)	248,170	15,168
Microsoft Corp.	979,210	28,857
National Semi-conductor Corp.	709,190	20,049
NVIDIA Corp	530,710	21,924
Oracle Corp.	1,002,820	19,766
Texas Instruments, Inc.	524,730	19,746

		459,462

Telecommunications—1.3%
AT&T, Inc. (b)	494,230	20,510

Transportation—1.2%
CH Robinson Worldwide, Inc. (b)	386,420	20,295

Utilities—1.1%
Constellation Energy Group, Inc.	212,290	18,505

Total Common Stock (cost—$1,390,943)		1,612,725

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—13.1%
Collateral Invested for Securities on Loan (c)—11.2%
Axon Group PLC, FRN (d),
5.419% due 6/6/08	$5,000	$5,000
5.425% due 5/6/08	10,000	9,999
5.445% due 6/18/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	20,000	20,000
Canadian Imperial Bank,
5.312% due 7/2/07	3,492	3,492
Cheyne Capital LLC (d),
5.435% due 5/13/08	10,000	9,999
5.436% due 6/5/08, FRN	5,000	4,999
CIT Group, Inc.,
5.464% due 5/9/08, FRN	10,000	10,008
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (d)	3,000	2,999
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	10,000	9,995
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
5.505% due 12/18/07 (d)	5,000	5,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07 (d)	5,000	5,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	10,000	10,000
K2, Inc., FRN (d),
5.323% due 2/26/08	1,000	1,000
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (d)	5,000	5,001
Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.41% due 3/3/08, FRN	3,000	3,000
5.445% due 9/28/07	3,000	3,000
5.445% due 12/28/07	15,000	15,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07 (d)	5,000	4,999
5.30% due 12/5/07	5,000	4,999
Sigma Finance, Inc., FRN (d),
5.43% due 12/6/07	10,000	10,000
5.43% due 5/16/08	10,000	10,002
Zane Funding LLC,
5.503% due 7/2/07	1,000	1,000

		184,499

Repurchase Agreement—1.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $31,437; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $8,846 including accrued interest; and Fannie Mae, 5.945%, due 6/7/27, valued at $23,211 including accrued interest (cost—$31,424)	31,424	31,424

Total Short-Term Investments (cost—$215,927)		215,923

Total Investments (cost—$1,606,870)—111.2%		1,828,648

26	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

CCM Capital Appreciation Fund

June 30, 2007

Value (000s)

Liabilities in excess of other assets—(11.2%)	$(184,342)

Net Assets—100.0%	$1,644,306

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $175,090; cash collateral of $183,892 was received with which the Fund purchased short-term investments.

(c) Securities purchased with the cash proceeds from the securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	27

Schedule of Investments

CCM Focused Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.8%
Aerospace—4.5%
Boeing Co.	13,100	$1,260
Lockheed Martin Corp.	12,810	1,206

		2,466

Capital Goods—5.6%
Parker Hannifin Corp.	13,850	1,356
Textron, Inc.	15,960	1,757

		3,113

Chemicals—2.7%
Airgas, Inc.	30,450	1,459

Consumer Discretionary—9.4%
Kroger Co.	49,270	1,386
Nordstrom, Inc.	18,690	956
Ross Stores, Inc.	39,910	1,229
Walgreen Co.	37,160	1,618

		5,189

Consumer Services—2.4%
McKesson Corp.	22,270	1,328

Consumer Staples—2.9%
Loews Corp.—Carolina Group	20,390	1,576

Energy—5.5%
Cameron International Corp. (a)	20,920	1,495
Grant Prideco, Inc. (a)	28,630	1,541

		3,036

Financial Services—8.2%
American Express Co.	13,120	803
CNA Financial Corp.	28,690	1,368
Goldman Sachs Group, Inc.	5,310	1,151
Morgan Stanley	14,460	1,213

		4,535

Healthcare—13.3%
Baxter International, Inc.	22,900	1,290
Forest Laboratories, Inc. (a)	23,620	1,078
Genentech, Inc. (a)	13,730	1,039
Laboratory Corp. of America Holdings (a)	15,750	1,233
Schering-Plough Corp.	47,480	1,445
Zimmer Holdings, Inc. (a)	14,960	1,270

		7,355

Hotels/Gaming—2.1%
Starwood Hotels & Resorts Worldwide, Inc.	16,960	1,137

Materials & Processing—4.4%
Allegheny Technologies, Inc.	10,620	1,114
Precision Castparts Corp.	10,830	1,314

		2,428

Multi-Media—3.6%
Cablevision Systems Corp. (a)	24,760	896
Walt Disney Co.	31,840	1,087

		1,983

Technology—31.2%
Amazon.com, Inc. (a)	26,460	1,810
Apple, Inc. (a)	16,550	2,020
Applied Materials, Inc.	96,510	1,918
Cadence Design Systems, Inc. (a)	83,830	1,841
Cisco Systems, Inc. (a)	48,280	1,345
Corning, Inc. (a)	57,370	1,466
Electronic Data Systems Corp.	38,210	1,059
EMC Corp. (a)	86,810	1,571
Emerson Electric Co.	29,790	1,394

	Shares	Value (000s)

Hewlett-Packard Co.	27,050	$1,207
Microsoft Corp.	53,590	1,579

		17,210

Utilities—3.0%
NRG Energy, Inc. (a)	39,860	1,657

Total Common Stock (cost—$50,254)		54,472

	Principal Amount (000s)
Repurchase Agreement—1.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $652; collateralized by Fannie Mae 6.125%, due 6/27/17, valued at $666 including accrued interest (cost—$652)	$652	652

Total Investments (cost—$50,906)—100.0%		55,124

Other assets less liabilities—0.0%		18

Net Assets—100.0%		$55,142

Notes to Schedule of Investments:
(a) Non-income producing.

28	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.0%
Advertising—1.1%
Lamar Advertising Co., Class A	242,250	$15,204

Aerospace—3.9%
Alliant Techsystems, Inc. (a)(b)	170,340	16,889
Goodrich Corp.	332,540	19,806
Rockwell Collins, Inc.	223,700	15,802

		52,497

Capital Goods—9.1%
Eaton Corp.	173,390	16,125
Fluor Corp. (b)	155,890	17,362
Goodyear Tire & Rubber Co. (a)	470,710	16,362
Harsco Corp.	360,830	18,763
Manitowoc Co., Inc.	242,960	19,529
Snap-On, Inc.	298,380	15,071
SPX Corp.	208,880	18,342

		121,554

Chemicals—2.6%
Celanese Corp.	478,430	18,554
FMC Corp	188,120	16,816

		35,370

Consumer Discretionary—11.3%
AnnTaylor Stores Corp. (a)	384,700	13,626
Coach, Inc. (a)	304,880	14,448
Dollar Tree Stores, Inc. (a)	363,200	15,817
GameStop Corp., Class A (a)	451,070	17,637
Kroger Co.	561,040	15,782
Newell Rubbermaid, Inc.	486,150	14,308
Nordstrom, Inc.	237,220	12,127
Polo Ralph Lauren Corp., Class A (b)	188,220	18,466
TJX Cos., Inc.	494,190	13,590
Yum! Brands, Inc.	463,800	15,176

		150,977

Consumer Services—2.6%
Owens-Illinois, Inc. (a)	481,470	16,852
Quanta Services, Inc. (a)(b)	565,970	17,358

		34,210

Consumer Staples—5.9%
Bare Escentuals, Inc. (a)(b)	456,770	15,599
Campbell Soup Co. (b)	357,710	13,883
Jarden Corp. (a)(b)	378,970	16,299
JM Smucker Co. (b)	272,700	17,360
Molson Coors Brewing Co. (b)	176,820	16,349

		79,490

Energy—9.3%
Cameron International Corp. (a)(b)	254,320	18,176
Frontier Oil Corp.	474,730	20,779
Grant Prideco, Inc. (a)(b)	318,980	17,171
Mirant Corp. (a)(b)	342,770	14,619
National-Oilwell Varco, Inc. (a)	175,350	18,279
Superior Energy Services (a)(b)	440,630	17,590
Tesoro Corp. (b)	302,910	17,311

		123,925

Environmental Services—0.9%
Allied Waste Industries, Inc. (a)(b)	938,000	12,625

Financial Services—9.0%
Affiliated Managers Group, Inc. (a)(b)	135,250	17,415
Ameriprise Financial, Inc.	268,450	17,065
CB Richard Ellis Group, Inc., Class A (a)	323,860	11,821

	Shares	Value (000s)

CBOT Holdings, Inc., Class A (b)	94,390	$19,501
CNA Financial Corp. (b)	360,980	17,215
Eaton Vance Corp. (b)	451,830	19,962
Unum Group (b)	663,990	17,337

		120,316

Healthcare—8.3%
AmerisourceBergen Corp.	304,020	15,040
C.R. Bard, Inc.	166,570	13,764
Dade Behring Holdings, Inc.	298,830	15,874
Express Scripts, Inc. (a)	351,420	17,575
Hospira, Inc. (a)	405,280	15,822
Intuitive Surgical, Inc. (a)(b)	115,920	16,086
Invitrogen Corp. (a)(b)	219,190	16,165

		110,326

Industrial—1.3%
AGCO Corp. (a)(b)	394,430	17,122

Materials & Processing—3.5%
Allegheny Technologies, Inc. (b)	148,080	15,531
Lubrizol Corp.	241,370	15,580
Precision Castparts Corp.	131,990	16,018

		47,129

Technology—24.1%
Ametek, Inc.	448,030	17,778
Amphenol Corp., Class A	396,520	14,136
Cadence Design Systems, Inc. (a)(b)	803,390	17,642
Cognizant Technology Solutions Corp. (a)	160,040	12,017
Cypress Semiconductor Corp. (a)(b)	737,930	17,186
Dolby Laboratories, Inc. (a)	468,630	16,594
F5 Networks, Inc. (a)	199,560	16,085
Factset Research Systems, Inc. (b)	250,180	17,100
Intersil Corp.	511,990	16,107
KLA-Tencor Corp. (b)	281,160	15,450
McAfee, Inc. (a)	479,280	16,871
Mettler Toledo International, Inc. (a)	149,610	14,289
Microchip Technology, Inc. (b)	393,170	14,563
NAVTEQ Corp. (a)	394,860	16,718
NCR Corp. (a)	311,620	16,373
NVIDIA Corp. (a)	416,230	17,195
Synopsys, Inc. (a)	525,010	13,876
Thermo Fisher Scientific, Inc. (a)(b)	317,500	16,421
Total System Services, Inc. (b)	601,670	17,755
VeriFone Holdings, Inc. (a)(b)	489,110	17,241

		321,397

Telecommunications—2.5%
Leap Wireless International, Inc. (a)(b)	199,230	16,835
Qwest Communications International, Inc. (a)(b)	1,670,450	16,203

		33,038

Transportation—1.4%
Ford Motor Co. (b)	1,930,480	18,185

Utilities—1.2%
NRG Energy, Inc. (a)(b)	392,480	16,315

Total Common Stock (cost—$1,126,334)		1,309,680

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—29.7%
Collateral Invested for Securities on Loan (c)—27.4%
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$10,000	$9,942
Axon Group PLC, FRN (d),
5.318% due 6/9/08	7,000	6,999
5.425% due 5/6/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	5,000	5,000
5.435% due 7/2/07	35,000	35,000
Bear Stearns Cos., Inc.,
5.495% due 7/2/07	15,000	15,000
5.575% due 7/2/07	15,000	15,000
Canadian Imperial Bank,
5.312% due 7/2/07	10,168	10,168
Cheyne Capital LLC (d),
5.435% due 5/13/08	10,000	9,999
5.436% due 6/5/08, FRN	5,000	4,999
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	50,000	50,000
Davis Square Funding III Corp.,
5.331% due 7/13/07	6,000	5,988
Deutsche Bank (Cayman) Ltd.,
5.36% due 7/2/07	19,618	19,618
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (d)	4,000	3,999
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	20,000	19,991
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	5,000	4,984
Goldman Sachs Group L.P.,
5.505% due 12/18/07 (d)	5,000	5,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07	5,000	5,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	10,000	10,000
K2, Inc., FRN (d),
5.323% due 2/26/08	1,000	1,000
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (d)	5,000	5,001
Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.41% due 3/3/08, FRN	3,000	3,000
5.435% due 8/17/07	5,000	5,000
5.445% due 9/28/07	10,000	10,000
5.445% due 12/28/07	20,000	20,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07 (d)	10,000	9,999
Salomon Smith Barney, Inc.,
5.475% due 7/2/07	5,000	5,000
Sigma Finance, Inc., FRN (d),
5.43% due 12/6/07	20,000	20,000
5.43% due 5/16/08	10,000	10,002
Zane Funding LLC,
5.503% due 7/2/07	10,000	9,995

		365,663

06.30.07	Allianz Funds Annual Report	29

Schedule of Investments (cont.)

CCM Mid-Cap Fund

June 30, 2007

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $31,499; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $32,120 including accrued interest (cost—$31,486)	$31,486	$31,486

Total Short-Term Investments (cost—$397,117)		397,149

Total Investments (cost—$1,523,451)—127.7%		1,706,829

Liabilities in excess of other assets—(27.7%)		(370,465)

Net Assets—100.0%		$1,336,364

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $355,101; cash collateral of $364,453 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

30	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.7%
Capital Goods—1.0%
Cummins, Inc.	2,300	$233

Chemicals—2.4%
Monsanto Co.	8,700	588

Consumer Discretionary—14.6%
Darden Restaurants, Inc.	7,100	312
Dollar Tree Stores, Inc. (a)	7,700	335
GameStop Corp., Class A (a)	6,200	243
Gannett Co., Inc.	8,200	451
J.C. Penney Co., Inc.	4,500	326
Johnson Controls, Inc.	2,300	266
Kohl’s Corp. (a)	7,200	511
Macy’s, Inc.	5,700	227
McDonald’s Corp.	5,800	294
News Corp., Class B	9,500	218
Walt Disney Co.	11,300	386

		3,569

Consumer Staples—2.6%
General Mills, Inc.	2,700	158
Procter & Gamble Co.	3,890	238
Wal-Mart Stores, Inc.	5,000	240

		636

Energy—5.7%
Frontier Oil Corp.	6,900	302
National-Oilwell Varco, Inc. (a)	5,100	532
Noble Energy, Inc.	3,900	243
Valero Energy Corp.	4,500	332

		1,409

Financial Services—3.6%
Goldman Sachs Group, Inc.	2,600	563
Morgan Stanley	3,900	327

		890

Healthcare—16.1%
Abbott Laboratories	6,000	321
Aetna, Inc.	11,100	548
Cigna Corp.	5,700	298
Intuitive Surgical, Inc. (a)	1,800	250
Johnson & Johnson	13,400	826
Laboratory Corp. of America Holdings (a)	3,800	297
McKesson Corp.	6,300	376
Schering-Plough Corp.	8,300	253
UnitedHealth Group, Inc.	9,800	501
WellCare Health Plans, Inc. (a)	3,000	272

		3,942

Industrial—9.9%
AGCO Corp. (a)	8,000	348
Boeing Co.	2,900	279
Lockheed Martin Corp.	6,100	574
Manpower, Inc.	3,600	332
Parker Hannifin Corp.	3,800	372
Raytheon Co.	5,700	307
Thomas & Betts Corp. (a)	3,900	226

		2,438

Materials & Processing—6.2%
American Standard Cos., Inc.	8,700	513
Cabot Corp.	6,100	291
Freeport-McMoRan Copper & Gold, Inc., Class B	2,300	190
Precision Castparts Corp.	4,400	534

		1,528

Multi-Media—1.3%
Echostar Communications Corp., Class A (a)	7,100	308

	Shares	Value (000s)

Technology—31.4%
Apple, Inc. (a)	2,800	$342
BEA Systems, Inc. (a)	21,200	290
BMC Software, Inc. (a)	8,900	270
Broadcom Corp., Class A (a)	7,700	225
Cisco Systems, Inc. (a)	38,100	1,061
eBay, Inc. (a)	11,400	367
EMC Corp. (a)	13,200	239
Hewlett-Packard Co.	13,700	611
Intel Corp.	29,100	691
International Business Machines Corp.	6,400	674
MEMC Electronic Materials, Inc. (a)	5,400	330
Microsoft Corp.	38,500	1,135
Network Appliance, Inc. (a)	9,800	286
NVIDIA Corp. (a)	6,200	256
Oracle Corp. (a)	18,900	372
QUALCOMM, Inc.	7,100	308
Symantec Corp. (a)	12,600	255

		7,712

Telecommunications—2.9%
Juniper Networks, Inc. (a)	6,900	174
Verizon Communications, Inc.	12,900	531

		705

Utilities—1.0%
Constellation Energy Group, Inc.	2,900	253

Total Common Stock (cost—$22,575)		24,211

	Principal Amount (000s)
Repurchase Agreement—1.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $474; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $487 including accrued interest (cost—$474)	$474	474

Total Investments (cost—$23,049)—100.6%		24,685

Liabilities in excess of other assets—(0.6%)		(143)

Net Assets—100.0%		$24,542

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	31

Schedule of Investments

NACM Income & Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—33.8%
Aerospace—1.7%
Boeing Co. (b)	1,900	$183
L-3 Communications Holdings, Inc. (b)	1,900	185

		368

Automotive—0.9%
Johnson Controls, Inc. (b)	1,700	197

Capital Goods—1.7%
General Electric Co. (b)	4,700	180
Textron, Inc. (b)	1,700	187

		367

Chemicals—1.8%
Celanese Corp. (b)	5,000	194
Monsanto Co. (b)	2,800	189

		383

Consumer Discretionary—1.7%
Manpower, Inc. (b)	2,100	194
McKesson Corp. (b)	3,000	179

		373

Diversified Manufacturing—0.8%
Terex Corp. (b)(c)	2,200	179

Energy—1.7%
National-Oilwell Varco, Inc. (b)(c)	1,800	188
Valero Energy Corp. (b)	2,400	177

		365

Food & Beverage—0.8%
Molson Coors Brewing Co. (b)	1,900	176

Healthcare & Hospitals—4.0%
Abbott Laboratories (b)	2,900	155
Baxter International, Inc. (b)	3,100	175
Bristol-Myers Squibb Co. (b)	5,900	186
Gilead Sciences, Inc. (b)(c)	4,700	182
Merck & Co., Inc. (b)	3,400	170

		868

Industrial—0.9%
AGCO Corp. (b)(c)	4,200	182

Insurance—1.7%
Cigna Corp. (b)	3,300	172
Prudential Financial, Inc. (b)	1,900	185

		357

Machinery—0.8%
Deere & Co. (b)	1,400	169

Metals & Mining—1.6%
Freeport-McMoRan Copper & Gold, Inc., (b)	2,200	182
U.S. Steel Corp. (b)	1,500	163

		345

Oil & Gas—1.8%
Diamond Offshore Drilling, Inc. (b)	1,900	193
Schlumberger Ltd. (b)	2,200	187

		380

Pharmaceuticals—0.9%
Medco Health Solutions, Inc. (b)(c)	2,400	187

Retail—0.9%
Target Corp. (b)	3,000	191

Semi-conductors—0.9%
Intel Corp. (b)	8,200	195

	Shares	Value (000s)

Technology—4.2%
EMC Corp. (c)	10,600	$192
International Business Machines Corp. (b)	1,700	179
Microsoft Corp. (b)	5,900	174
Oracle Corp. (b)(c)	9,500	187
Texas Instruments, Inc.	5,000	188

		920

Telecommunications—3.4%
Harris Corp. (b)	3,400	186
Juniper Networks, Inc. (b)(c)	7,400	186
QUALCOMM, Inc. (b)	4,500	195
Verizon Communications, Inc. (b)	4,100	169

		736

Transportation—0.8%
CSX Corp. (b)	4,000	180

Utilities—0.8%
Constellation Energy Group, Inc. (b)	1,900	165

Total Common Stock (cost—$7,277)		7,283

CONVERTIBLE PREFERRED STOCK—24.3%
Automotive—1.7%
Ford Motor Co. Capital Trust II,
6.50%, 1/15/32	4,650	179
General Motors Corp., Ser. C,
6.25%, 7/15/33	7,100	178

		357

Consumer Discretionary—1.6%
Stanley Works,
6.975%, 5/17/12 (c)	160	177
United Rentals Trust I,
6.50%, 8/1/28	3,550	175

		352

Consumer Staples—0.8%
Bunge Ltd.,
4.875%, 12/31/49	1,500	175

Financial Services—11.8%
Citigroup Funding, Inc., Ser. GNW,
4.583%, 9/27/08	5,500	173
E*Trade Financial Corp.,
6.125%, 11/18/08	5,550	155
Goldman Sachs Group, Inc., Ser. CSCO,
12.00%,12/12/07 (Cisco Systems, Inc.) (e)	6,900	180
Goldman Sachs Group, Inc., Ser. DISH,
20.00%, 3/6/08 (Echostar Communications Corp.) (e)	4,080	162
Goldman Sachs Group, Inc., Ser. TWX, 20.00%, 12/31/07 (Time Warner, Inc.) (e)	8,500	163
Lazard Ltd.,
6.25%, 5/15/08	4,300	167
Lehman Brothers Holdings, Inc., Ser. GIS,
6.25%, 10/15/07 (General Mills, Inc.) (e)	6,120	166
Lehman Brothers Holdings, Inc., Ser. HPQ,
20.00%, 2/24/08 (Hewlett-Packard Co.) (e)	4,120	171

	Shares	Value (000s)

Lehman Brothers Holdings, Inc., Ser. UTX,
20.00%, 8/15/07 (United Technologies Corp.) (e)	2,900	$174
Morgan Stanley, Ser. DIS,
20.00%, 3/24/08 (Walt Disney Co.) (e)	5,250	171
Morgan Stanley, Ser. GOOG,
20.00%, 3/8/08 (Google, Inc.) (e)	370	169
Morgan Stanley, Ser. T,
20.00%, 1/31/08 (AT&T, Inc.) (e)	4,650	167
Morgan Stanley, Ser. XOM,
20.00%, 12/15/07 (Exxon Mobil Corp.) (e)	2,400	176
Platinum Underwriters Holdings Ltd., Ser. A,
6.00%, 2/15/09	5,400	178
Wells Fargo & Co., Ser. AAPL,
8.00%, 6/1/08	1,500	178

		2,550

Healthcare & Hospitals—0.9%
Schering-Plough Corp.,
6.00%, 9/14/07	2,700	186

Hotels/Gaming—0.8%
Felcor Lodging Trust, Inc., Ser. A, REIT,
1.95%, 12/31/49 (c)	6,800	173

Industrial—0.8%
Allied Waste Industries, Inc., Ser. D,
6.25%, 3/1/08	490	173

Insurance—1.7%
Metlife, Inc.,
6.375%, 8/15/08	5,200	169
XL Capital Ltd.,
7.00%, 2/15/09	6,800	200

		369

Oil & Gas—0.8%
Chesapeake Energy Corp.,
5.00%, 12/31/49	1,500	167

Telecommunications—0.9%
Crown Castle International Corp.,
6.25%, 8/15/12	3,150	182

Utilities—2.5%
AES Trust III,
6.75%, 10/15/29	3,550	178
Entergy Corp.,
7.625%, 2/17/09	2,850	188
NRG Energy, Inc.,
5.75%, 3/16/09	485	179

		545

Total Convertible Preferred Stock (cost—$5,210)		5,229

32	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont’d.)

NACM Income & Growth Fund

June 30, 2007

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

CORPORATE BONDS & NOTES—26.1%
Apparel & Textiles—1.0%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B	$200	$215

Automotive—1.9%
Accuride Corp.,
8.50%, 2/1/15	B3/B-	200	198
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	Ba3/BB	200	198

			396

Diversified Manufacturing—0.9%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15 (a)	Caa1/B-	200	192

Financial Services—0.9%
KAR Holdings, Inc.,
8.75%, 5/1/14 (a)	B3/CCC	200	197

Healthcare & Hospitals—1.1%
HCA, Inc.,
9.25%, 11/15/16 (a)	B2/BB-	200	214
Sun Healthcare Group, Inc.,
9.125%, 4/15/15 (a)	B3/CCC+	25	26

			240

Machinery—0.9%
Terex Corp.,
7.375%, 1/15/14	B1/B+	200	201

Metals & Mining—0.9%
Steel Dynamics, Inc.,
6.75%, 4/1/15 (a)	Ba2/BB+	200	197

Multi-Media—0.9%
Echostar DBS Corp., 7.125%, 2/1/16	Ba3/BB-	200	196

Oil & Gas—2.3%
Complete Production Services, Inc., 8.00%, 12/15/16 (a)	B2/B	200	203
Copano Energy LLC, 8.125%, 3/1/16	B2/B+	200	204
Dynegy Holdings, Inc., 7.75%, 6/1/19 (a)	B2/B-	100	93

			500

Printing/Publishing—2.9%
Cenveo Corp., 7.875%, 12/1/13	B3/B-	200	197
Idearc, Inc., 8.00%, 11/15/16	B2/B+	200	203
RH Donnelley, Inc., 10.875%, 12/15/12	B2/B	200	214

			614

Retail—4.8%
Bon-Ton Stores, Inc., 10.25%, 3/15/14	B3/B-	200	204
Michaels Store, Inc., 10.00%, 11/1/14 (a)	B2/CCC	200	206
Neiman-Marcus Group, Inc., 10.375%, 10/15/15	B3/B-	200	221
Rite Aid Corp., 8.625%, 3/1/15	Caa1/CCC+	200	188
Star Gas Partners L.P., Ser. B, 10.25%, 2/15/13	Caa3/CCC	200	215

			1,034

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Semi-conductors—0.9%
Freescale Semi-conductor, Inc., 10.125%, 12/15/16 (a)	B2/B	$200	$189

Technology—0.9%
Unisys Corp., 8.00%, 10/15/12	B2/B+	200	196

Telecommunications—4.8%
Cricket Communications, Inc., 9.375%, 11/1/14	Caa1/CCC	200	207
Level 3 Financing, Inc., 9.25%, 11/1/14	B3/CCC+	200	203
Millicom International Cellular S.A., 10.00%, 12/1/13	B2/B+	200	218
West Corp., 11.00%, 10/15/16	Caa1/B-	200	210
Yankee Acquisition Corp., Ser. B, 8.50%, 2/15/15	B3/CCC+	200	195

			1,033

Utilities—1.0%
PSE&G Energy Holdings LLC, 10.00%, 10/1/09	Ba3/BB-	200	216

Total Corporate Bonds & Notes (cost—$5,716)			5,616

CONVERTIBLE BONDS—6.8%
Oil & Gas—0.9%
Devon Energy Corp., 4.95%, 8/15/08	Baa2/BBB	125	197

Printing/Publishing—1.0%
Bowne & Co., Inc., 5.00%, 10/1/33	B2/B-	200	223

Technology—1.6%
Equinix, Inc., 2.50%, 4/15/12	NR/NR	175	183
Maxtor Corp., 6.80%, 4/30/10	Ba1/B	145	153

			336

Telecommunications—2.5%
CenturyTel, Inc., 4.75%, 8/1/32	Baa2/BBB	150	187
Level 3 Communications, Inc., 6.00%, 3/15/10	Caa3/CCC	190	183
Nortel Networks Corp., 4.25%, 9/1/08	B3/B-	170	169

			539

Utilities—0.8%
PG&E Corp., 9.50%, 6/30/10	NR/NR	50	164

Total Convertible Bonds (cost—$1,429)			1,459

U.S. TREASURY BONDS & NOTES—4.7%
U.S. Treasury Notes, 10.375%, 11/15/12 (cost—$1,020)		1,000	1,019

SHORT-TERM INVESTMENTS—6.2%
Convertible Bonds—0.8%
Banking—0.8%
UBS AG, 22.00%, 8/15/07 (a)	NR/NR	175	166

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—5.4%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $1,170; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $1,198 including accrued interest (cost—$1,170)	$1,170	$1,170

Total Short-Term Investments (cost—$1,334)		1,336

Total Investments before options written (cost—$21,996)—101.9%		21,942

OPTIONS WRITTEN (c)—(0.5)%
	Contracts
Call Options—(0.5)%
Abbott Laboratories (CBOE) strike price $60, expires 8/18/07	20	— (d)
AGCO Corp. (CBOE) strike price $50, expires 11/17/07	30	(5)
Baxter International, Inc. (CBOE) strike price $60, expires 11/17/07	22	(3)
Boeing Co. (CBOE) strike price $100, expires 8/18/07	13	(2)
Bristol-Myers Squibb Co. (CBOE) strike price $35, expires 8/18/07	40	(1)
Celanese Corp. (CBOE) strike price $40, expires 9/22/07	35	(5)
Cigna Corp. (CBOE) strike price $58.375, expires 7/21/07	21	—(d)
Constellation Energy Group, Inc. (CBOE) strike price $100, expires 7/21/07	13	—(d)
CSX Corp. (CBOE) strike price $50, expires 8/18/07	28	(3)
Deere & Co. (CBOE) strike price $130, expires 9/22/07	10	(4)
Diamond Offshore Drilling, Inc. (CBOE) strike price $110, expires 9/22/07	13	(4)
EMC Corp. (CBOE) strike price $19, expires 10/20/07	74	(6)
Freeport-McMoRan Copper & Gold, Inc. (CBOE) strike price $90, expires 8/18/07	15	(4)
General Electric Co. (CBOE) strike price $40, expires 9/22/07	33	(3)
Gilead Sciences, Inc. (CBOE) strike price $42.50, expires 8/18/07	32	(1)
Harris Corp. (CBOE) strike price $55, expires 8/18/07	25	(6)

06.30.07	Allianz Funds Annual Report	33

Schedule of Investments (cont’d.)

NACM Income & Growth Fund

June 30, 2007

	Contracts	Value (000s)

Intel Corp. (CBOE) strike price $25, expires 7/21/07	56	$(2)
International Business Machines Corp. (CBOE) strike price $110, expires 7/21/07	12	(1)
Johnson Controls, Inc. (CBOE) strike price $125, expires 10/20/07	12	(4)
Juniper Networks, Inc. (CBOE) strike price $27.50, expires 10/20/07	50	(6)
Level 3 Communications, Inc. (CBOE) strike price $100, expires 7/21/07	13	(1)
Manpower, Inc. (CBOE) strike price $95, expires 9/22/07	14	(6)
McKesson Corp. (CBOE) strike price $65, expires 8/18/07	20	(1)
Medco Health Solutions, Inc. (CBOE) strike price $85, expires 8/18/07	16	(1)
Merck & Co., Inc. (CBOE) strike price $55, expires 7/21/07	24	—(d)
Microsoft Corp. (CBOE) strike price $32.50, expires 7/21/07	41	—(d)
Molson Coors Brewing Co. (PHLX) strike price $95, expires 7/21/07	13	(1)
Monsanto Co. (CBOE) strike price $75, expires 10/20/07	20	(4)
National-Oilwell Varco, Inc. (CBOE) strike price $115, expires 8/18/07	10	(2)
Oracle Corp. (CBOE) strike price $20, expires 9/22/07	66	(6)
Prudential Financial, Inc. (CBOE) strike price $105, expires 8/18/07	15	(1)
Qualcomm, Inc. (CBOE) strike price $47.50, expires 10/20/07	30	(4)
Schlumberger Ltd. (CBOE) strike price $85, expires 8/18/07	15	(6)
Target Corp. (CBOE) strike price $67.50, expires 8/18/07	21	(3)
Terex Corp. (PHLX) strike price $95, expires 10/20/07	15	(3)
Texas Instruments, Inc. (CBOE) strike price $40, expires 10/20/07	35	(5)
Textron, Inc. (CBOE) strike price $115, expires 9/22/07	12	(5)
U.S. Steel Corp. (CBOE) strike price $135, expires 7/21/07	10	—(d)
Valero Energy Corp. (CBOE) strike price $80, expires 9/22/07	17	(4)

	Contracts	Value (000s)

Verizon Communications, Inc. (CBOE) strike price $45, expires 7/21/07	29	$—(d)

Total Options Written (premiums received—$137)		(113)

Total Investments net of options written (cost—$21,859)—101.4%		21,829

Other liabilities in excess of other assets—(1.4)%		(293)

Net Assets—100.0%		$21,536

Notes to Schedule of Investments:
* Unaudited

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

(d) Amount is less than $500.

(e) Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

Glossary:
CBOE—Chicago Board Options Exchange
NR—Not Rated
PHLX—Philadelphia Stock Exchange
REIT—Real Estate Investment Trust

34	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ All-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.3%
Consumer Discretionary—9.7%
Carnival Corp., UNIT	21,700	$1,058
Gannett Co., Inc.	19,400	1,066
Harley-Davidson, Inc. (c)	17,600	1,049
Leggett & Platt, Inc.	48,600	1,072

		4,245

Consumer Services—0.7%
Energy Coal Resources, Inc. (a)(b)(f)	26,000	317

Energy—14.7%
Anadarko Petroleum Corp.	20,300	1,055
Chevron Corp.	13,100	1,104
Cimarex Energy Co.	26,700	1,052
ConocoPhillips	14,400	1,130
Kimberly-Clark Corp.	15,600	1,043
Pogo Producing Co. (c)	20,900	1,062

		6,446

Financial Services—26.4%
Allstate Corp.	17,200	1,058
Bank of America Corp.	21,400	1,046
Citigroup, Inc.	20,300	1,041
Comerica, Inc.	17,600	1,047
Hilb Rogal & Hobbs Co. (c)	24,600	1,055
Key Corp.	30,100	1,033
Lincoln National Corp.	14,900	1,057
Nationwide Financial Services	17,700	1,119
Regions Financial Corp.	31,400	1,039
Reinsurance Group of America, Inc. (c)	17,600	1,060
Washington Mutual, Inc.	24,400	1,041

		11,596

Healthcare—9.3%
Biovail Corp.	42,000	1,068
GlaxoSmithKline PLC ADR	20,200	1,058
Omnicare, Inc.	25,500	920
Pfizer, Inc.	41,200	1,053

		4,099

Industrial—14.4%
3M Co.	12,300	1,068
General Electric Co.	27,700	1,060
Masco Corp. (c)	37,800	1,076
RR Donnelley & Sons Co.	25,000	1,088
Skywest, Inc.	42,000	1,001
Werner Enterprises, Inc. (c)	53,400	1,076

		6,369

Information Technology—5.0%
CDW Corp. (b)	14,100	1,198
Seagate Technology, Inc.	45,700	995

		2,193

Materials & Processing—7.4%
Alcoa, Inc.	27,100	1,098
Dow Chemical Co.	23,400	1,035
Freeport-McMoRan Copper & Gold,
Inc., Class B	13,400	1,110

		3,243

Telecommunications—4.8%
Verizon Communications, Inc.	26,500	1,091
Windstream Corp.	69,600	1,027

		2,118

Utilities—4.9%
Atmos Energy Corp.	35,600	1,070
UGI Corp.	39,300	1,072

		2,142

Total Common Stock (cost—$41,430)		42,768

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—16.5%
Collateral Invested for Securities on Loan (d)—13.9%
Allianz Dresdner Daily Asset Fund (e)	6,099,540	$6,100

	Principal Amount (000s)
Repurchase Agreement—2.6%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $1,171; collateralized by Fannie Mae 5.75%, due 2/15/08, valued at $1,197 including accrued interest (cost—$1,171)	$1,171	1,171

Total Short-Term Investments (cost—$7,271)		7,271

Total Investments (cost—$48,701)—113.8%		50,039

Liabilities in excess of other assets—(13.8%)		(6,084)

Net Assets—100.0%		$43,955

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $5,938; cash collateral of $6,100 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Fair valued security—Securities with an aggregate value of $317, representing 0.72% of net assets, have been fair valued utilizing tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	35

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—95.2%
Consumer Discretionary—8.9%
CBS Corp. (a)	4,500,000	$149,940
Gannett Co., Inc.	3,800,000	208,810
Mattel, Inc. (a)	4,045,500	102,311
Stanley Works (a)	2,800,000	169,960
V.F. Corp. (a)	1,498,800	137,260

		768,281

Consumer Staples—12.5%
Altria Group, Inc. (a)	2,700,000	189,378
Anheuser-Busch Cos., Inc.	3,500,000	182,560
Coca-Cola Co.	3,500,000	183,085
Kimberly-Clark Corp.	2,300,000	153,847
Kraft Foods, Inc., Class A	5,000,000	176,250
Reynolds American, Inc. (a)	3,000,000	195,600

		1,080,720

Energy—19.2%
Anadarko Petroleum Corp. (a)	4,000,000	207,960
Chevron Corp.	2,423,400	204,147
ConocoPhillips	2,500,000	196,250
GlobalSantaFe Corp.	3,000,000	216,750
Marathon Oil Corp. (a)	2,902,200	174,016
Occidental Petroleum Corp.	3,400,000	196,792
PetroChina Co., Ltd. ADR (a)	1,700,000	252,756
Petroleo Brasileiro S.A. ADR (a)	1,814,500	220,045

		1,668,716

Financial Services—23.2%
Allstate Corp.	3,000,000	184,530
Bank of America Corp.	3,600,000	176,004
Duke Realty Corp., REIT (a)	791,000	28,215
Freddie Mac	2,700,000	163,890
JPMorgan Chase & Co.	2,600,000	125,970
Key Corp. (a)	4,000,000	137,320
Lincoln National Corp.	2,300,000	163,185
Merrill Lynch & Co., Inc.	1,555,100	129,975
Morgan Stanley	377,300	31,648
Regions Financial Corp. (a)	8,500,000	281,350
Travelers Cos., Inc.	3,000,000	160,500
Wachovia Corp.	3,800,000	194,750
Washington Mutual, Inc. (a)	5,500,000	234,520

		2,011,857

Healthcare—9.5%
GlaxoSmithKline PLC ADR	6,500,000	340,405
Merck & Co., Inc.	3,500,000	174,300
Pfizer, Inc.	12,000,000	306,840

		821,545

Industrial—3.9%
Norfolk Southern Corp.	3,500,000	183,995
RR Donnelley & Sons Co.	3,700,000	160,987

		344,982

Information Technology—4.8%
International Business Machines Corp. (a)	1,800,000	189,450
Seagate Technology, Inc. (a)	10,500,000	228,585

		418,035

Materials & Processing—3.8%
Dow Chemical Co.	7,500,000	331,650

Telecommunications—6.0%
AT&T, Inc. (a)	4,400,000	182,600
Verizon Communications, Inc.	4,000,000	164,680
Windstream Corp. (a)	11,500,000	169,740

		517,020

	Shares	Value (000s)

Utilities—3.4%
KeySpan Corp.	786,000	$32,996
Sempra Energy	1,915,000	113,425
TXU Corp.	2,200,000	148,060

		294,481

Total Common Stock (cost—$7,422,912)		8,257,287

SHORT-TERM INVESTMENTS—13.6%
Collateral Invested for Securities on Loan (c)—9.0%
Allianz Dresdner Daily Asset Fund (d)	71,000,000	71,000

	Principal Amount (000s)
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$47,000	46,729
Altius I Funding Corp.,
5.347% due 8/14/07	15,000	14,898
Anglo Irish Bank,
5.35% due 2/5/08, FRN (b)	45,000	45,000
Axon Group PLC, FRN (b),
5.318% due 6/9/08	25,000	24,997
5.32% due 2/25/08	25,000	24,998
5.425% due 5/6/08	40,000	39,996
5.435% due 6/6/08	20,000	20,000
5.445% due 6/18/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	40,000	40,000
Bavaria TRR Corp.,
5.362% due 7/12/07	25,000	24,952
Bavaria Universal Funding,
5.329% due 7/16/07	5,000	4,987
Canadian Imperial Bank,
5.313% due 7/2/07	28,733	28,733
Cheyne Capital LLC,
5.436% due 6/5/08, FRN (b)	5,000	4,999
CIT Group, Inc.,
5.464% due 5/9/08, FRN	12,000	12,010
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (b)	5,000	4,998
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	20,000	19,991
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	12,000	11,963
Goldman Sachs Group L.P.,
5.505% due 12/18/07 (b)	18,000	18,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (b)	8,000	8,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07 (b)	45,000	44,998
HBOS Treasury Services PLC,
5.31% due 7/17/07	5,000	5,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (b)	10,000	10,000
K2, Inc., FRN (b),
5.323% due 2/26/08	2,000	1,999
5.425% due 4/9/08	25,000	24,998
5.431% due 5/23/08	5,000	5,001
Links Finance LLC, FRN (b),
5.30% due 4/1/08	9,000	9,001
5.437% due 8/15/07	20,000	20,002

	Principal Amount (000s)	Value (000s)

Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	$10,000	$10,000
Morgan Stanley,
5.41% due 3/3/08, FRN	2,000	2,000
5.445% due 9/28/07	32,000	32,000
5.445% due 12/28/07	27,000	27,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (b)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07 (b)	30,000	29,997
Sigma Finance, Inc., FRN (b),
5.43% due 12/6/07	30,000	30,000
5.43% due 5/16/08	30,000	30,007
Zane Funding LLC,
5.503% due 7/2/07	15,000	14,993

		783,225

Repurchase Agreement—4.6%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $398,647; collateralized by Fannie Mae, 5.05%-6.50%, due 4/28/15- 7/26/16, valued at $152,118 including accrued interest; Federal Home Loan Bank, 5.857%-6.05%, due 2/21/17-3/2/17, valued at $80,432 including accrued interest; and Freddie Mac, 5.55%, due 10/4/16, valued at $173,906 including accrued interest (cost—$398,484)	398,484	398,484

Total Short-Term Investments (cost—$1,181,574)		1,181,709

Total Investments (cost—$8,604,486)—108.8%		9,438,996

Liabilities in excess of other assets—(8.8%)		(768,075)

Net Assets—100.0%		$8,670,921

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $762,905; cash collateral of $781,678 was received with which the Fund purchased short-term investments.

(b) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

36	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—94.2%
Consumer Discretionary—12.7%
Carnival Corp., UNIT	116,100	$5,662
CBS Corp. (a)	342,100	11,399
Fortune Brands, Inc. (a)	68,900	5,675
Gannett Co., Inc. (a)	207,200	11,386
General Motors Corp. (a)	218,000	8,240
Harley-Davidson, Inc. (a)	94,100	5,609
Home Depot, Inc.	141,800	5,580
Limited Brands, Inc.	130,900	3,593
Macy’s, Inc.	143,400	5,705
McDonald’s Corp.	111,800	5,675
Paccar, Inc.	62,900	5,475

		73,999

Consumer Staples—6.8%
Altria Group, Inc.	163,700	11,482
Anheuser-Busch Cos., Inc.	106,900	5,576
Archer-Daniels-Midland Co.	172,500	5,708
Coca-Cola Enterprises, Inc.	239,100	5,738
Kimberly-Clark Corp.	168,400	11,264

		39,768

Energy—13.7%
Apache Corp. (a)	208,900	17,044
ConocoPhillips	220,300	17,293
GlobalSantaFe Corp.	156,500	11,307
Halliburton Co.	164,200	5,665
Occidental Petroleum Corp.	296,700	17,173
Valero Energy Corp.	153,000	11,301

		79,783

Financial Services—28.0%
Allstate Corp.	369,800	22,746
Bank of America Corp.	348,800	17,053
Citigroup, Inc.	331,800	17,018
Countrywide Financial Corp.	179,500	6,525
Freddie Mac	176,500	10,714
Lehman Brothers Holdings, Inc.	226,700	16,894
MetLife, Inc. (a)	261,400	16,855
ProLogis, REIT	83,900	4,774
Travelers Cos., Inc.	319,300	17,082
Wachovia Corp.	331,000	16,964
Washington Mutual, Inc. (a)	396,600	16,911

		163,536

Healthcare—7.7%
Cigna Corp.	216,700	11,316
Johnson & Johnson	182,700	11,258
Merck & Co., Inc.	229,500	11,429
Pfizer, Inc.	436,600	11,164

		45,167

Industrial—7.8%
3M Co.	65,800	5,711
Burlington Northern Santa Fe Corp.	67,200	5,721
Deere & Co.	94,900	11,458
General Electric Co.	149,800	5,734
Masco Corp. (a)	195,700	5,572
Northrop Grumman Corp.	147,200	11,463

		45,659

Information Technology—1.0%
Hewlett-Packard Co.	127,300	5,680

Materials & Processing—7.7%
Alcoa, Inc.	291,100	11,798
Dow Chemical Co.	379,600	16,786
Freeport-McMoRan Copper & Gold, Inc., Class B	127,814	10,586
PPG Industries, Inc.	75,000	5,708

		44,878

	Shares	Value (000s)

Telecommunications—4.9%
AT&T, Inc.	282,600	$11,728
Verizon Communications, Inc.	412,100	16,966

		28,694

Utilities—3.9%
Edison International	98,700	5,539
TXU Corp.	252,700	17,007

		22,546

Total Common Stock (cost—$505,072)		549,710

SHORT-TERM INVESTMENTS—12.8%
Collateral Invested for Securities on Loan (b)—5.7%
Allianz Dresdner Daily Asset Fund (c)	33,099,944	33,100

	Principal Amount (000s)
Repurchase Agreement—7.1%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $41,618; collateralized by Fannie Mae 5.55%-5.945%, due 6/7/27-7/10/28, valued at $42,438 including accrued interest (cost—$41,601)	$41,601	41,601

Total Short-Term Investments (cost—$74,701)		74,701

Total Investments (cost—$579,773)—107.0%		624,411

Liabilities in excess of other assets—(7.0%)		(40,663)

Net Assets—100.0%		$583,748

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $32,215; cash collateral of $33,100 was received with which the Fund purchased short-term investments.

(b) Securities purchased with cash proceeds from securities on loan.

(c) Affiliated fund.

Glossary:
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	37

Schedule of Investments

NFJ Mid-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—93.9%
Consumer Discretionary—11.9%
Gannett Co., Inc.	7,400	$407
Harley-Davidson, Inc.	6,700	399
Leggett & Platt, Inc.	18,200	401
Limited Brands, Inc.	13,900	382
Mattel, Inc.	15,700	397

		1,986

Consumer Staples—7.2%
HJ Heinz Co.	8,500	403
Pepsi Bottling Group, Inc.	11,800	397
Supervalu, Inc.	8,700	403

		1,203

Energy—12.1%
Anadarko Petroleum Corp.	7,900	411
Chesapeake Energy Corp.	11,400	394
Cimarex Energy Co.	10,100	398
Hess Corp.	7,000	413
Pogo Producing Co.	7,900	401

		2,017

Financial Services—23.9%
Associated Banc-Corp.	12,200	399
Comerica, Inc.	6,700	398
Key Corp.	11,300	388
Lincoln National Corp.	5,700	404
Mercury General Corp.	7,400	408
Nationwide Financial Services	6,400	405
Protective Life Corp.	8,300	397
Regions Financial Corp.	11,800	390
Reinsurance Group of America, Inc.	6,700	404
RenaissanceRe Holdings Ltd.	6,600	409

		4,002

Healthcare—2.5%
Biovail Corp.	15,800	402
Omnicare, Inc.	700	25

		427

Industrial—17.1%
Avery Dennison Corp.	6,100	406
Ingersoll-Rand Co., Ltd., Class A	7,600	417
L-3 Communications Holdings, Inc.	4,200	409
Masco Corp.	14,200	404
Parker Hannifin Corp.	4,100	401
RR Donnelley & Sons Co.	9,300	405
Teleflex, Inc.	5,000	409

		2,851

Information Technology—4.8%
CDW Corp. (a)	4,800	408
Seagate Technology, Inc.	18,400	401

		809

Materials & Processing—4.9%
Lubrizol Corp.	6,200	400
PPG Industries, Inc.	5,400	411

		811

Telecommunications—2.3%
Windstream Corp.	26,200	387

Utilities—7.2%
Atmos Energy Corp.	13,400	403
DTE Energy Co.	8,200	395
KeySpan Corp.	9,500	399

		1,197

Total Common Stock (cost—$14,858)		15,690

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—4.8%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $800; collateralized by Fannie Mae 5.55%, due 7/10/28, valued at $820 including accrued interest (cost—$800)	$800	$800

Total Investments (cost—$15,658)—98.7%		16,490

Other assets less liabilities—1.3%		218

Net Assets—100.0%		$16,708

Notes to Schedule of Investments:
(a) Non-income producing.

38	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—93.3%
Consumer Discretionary—5.9%
ArvinMeritor, Inc. (a)	2,083,000	$46,243
Brown Shoe Co., Inc.	666,750	16,215
Cato Corp., Class A (a)	1,445,500	31,714
CKE Restaurants, Inc.	150,000	3,010
Ethan Allen Interiors, Inc. (a)	1,371,200	46,964
Kellwood Co. (a)	768,700	21,616
Lancaster Colony Corp. (a)	690,000	28,904
Sonic Automotive, Inc. (a)	1,428,400	41,381
Thor Industries, Inc. (a)	1,062,400	47,957

		284,004

Consumer Staples—7.8%
Corn Products International, Inc.	1,393,000	63,312
JM Smucker Co.	926,500	58,981
Loews Corp. Carolina Group	753,000	58,184
PepsiAmericas, Inc.	2,060,200	50,598
Pilgrim’s Pride Corp. (a)	1,233,900	47,098
Ruddick Corp. (a)	1,280,700	38,575
Universal Corp. (a)	941,500	57,356

		374,104

Energy—12.0%
Berry Petroleum Co., Class A (a)	1,533,400	57,778
Buckeye Partners L.P., UNIT (a)	915,000	46,958
Cabot Oil & Gas Corp. (a)	1,500,000	55,320
Cimarex Energy Co.	1,106,900	43,623
Frontier Oil Corp.	1,120,300	49,036
Holly Corp. (a)	816,100	60,546
Lufkin Industries, Inc.	480,600	31,023
Magellan Midstream Partners L.P., UNIT (a)	1,234,000	57,480
NuStar Energy L.P., UNIT (a)	395,000	27,057
St. Mary Land & Exploration Co.	1,322,000	48,412
Suburban Propane Partners L.P. (a)	268,100	12,834
TC Pipelines L.P., UNIT (a)	181,400	7,153
Tidewater, Inc. (a)	689,000	48,836
Tsakos Energy Navigation Ltd. (a)	104,500	7,306
Western Refining, Inc. (a)	395,000	22,831

		576,193

Financial Services—18.2%
Advance America, Cash Advance Centers, Inc. (a)	2,000,900	35,496
American Equity Investment Life Holding Co. (a)	1,443,300	17,435
American Financial Group, Inc. (a)	1,383,000	47,229
BancorpSouth, Inc.	1,155,000	28,251
Bank of Hawaii Corp.	908,100	46,894
CBL & Associates Properties, Inc., REIT	1,190,000	42,899
Cullen/Frost Bankers, Inc.	918,300	49,102
Delphi Financial Group, Inc.,
Class A (a)	1,064,500	44,517
Equity One, Inc., REIT (a)	1,658,800	42,382
First Charter Corp.	511,900	9,967
First Industrial Realty Trust, Inc., REIT (a)	992,000	38,450
FirstMerit Corp. (a)	414,900	8,684
Healthcare Realty Trust, Inc., REIT (a)	1,535,000	42,642
Hilb Rogal & Hobbs Co. (a)	1,087,000	46,589
HRPT Properties Trust, REIT (a)	3,995,000	41,548
Infinity Property & Casualty Corp. (a)	319,200	16,193

	Shares	Value (000s)

Kingsway Financial Services, Inc. (a)	677,100	$12,513
LandAmerica Financial Group, Inc. (a)	219,900	21,218
National Penn Bancshares, Inc. (a)	858,000	14,311
Nationwide Health Properties, Inc., REIT (a)	1,480,000	40,256
Ohio Casualty Corp.	1,258,200	54,493
Old National Bancorp (a)	799,500	13,280
Potlatch Corp., REIT (a)	1,069,038	46,022
Provident Bankshares Corp. (a)	1,083,000	35,501
Susquehanna Bancshares, Inc. (a)	940,000	21,028
TierOne Corp.	309,600	9,319
Washington Federal, Inc.	1,905,000	46,311

		872,530

Healthcare—2.5%
Hillenbrand Industries, Inc. (a)	590,000	38,350
Invacare Corp. (a)	1,200,000	21,996
Owens & Minor, Inc. (a)	1,321,000	46,155
West Pharmaceutical Services, Inc. (a)	285,000	13,438

		119,939

Industrial—23.2%
Acuity Brands, Inc.	832,000	50,153
Albany International Corp., Class A (a)	1,101,500	44,545
Arkansas Best Corp. (a)	1,136,100	44,274
Barnes Group, Inc. (a)	1,848,000	58,545
Briggs & Stratton Corp. (a)	1,272,200	40,151
Crane Co.	1,231,000	55,949
Curtiss-Wright Corp. (a)	1,408,400	65,645
DRS Technologies, Inc. (a)	985,400	56,434
DryShips, Inc. (a)	241,300	10,468
Excel Maritime Carriers Ltd.	374,900	9,440
Frontline Ltd. (a)	1,400,000	64,190
General Maritime Corp. (a)	1,266,200	33,909
Harsco Corp.	937,000	48,724
Kennametal, Inc.	778,900	63,893
Lennox International, Inc.	1,237,000	42,342
Lincoln Electric Holdings, Inc. (a)	854,000	63,401
Mueller Industries, Inc.	1,108,000	38,159
Quintana Maritime Ltd. (a)	582,700	9,218
Regal-Beloit Corp. (a)	975,500	45,400
Schawk, Inc. (a)	576,900	11,550
Simpson Manufacturing Co., Inc. (a)	1,285,200	43,363
Skywest, Inc.	1,766,000	42,084
Teekay Shipping Corp. (a)	388,700	22,510
Teleflex, Inc.	626,600	51,243
Universal Forest Products, Inc. (a)	519,200	21,941
Werner Enterprises, Inc. (a)	2,409,000	48,541
World Fuel Services Corp. (a)	599,200	25,202

		1,111,274

Information Technology—2.9%
Landauer, Inc.	311,400	15,337
Methode Electronics, Inc. (a)	1,196,300	18,722
Park Electrochemical Corp.	662,100	18,658
Technitrol, Inc.	1,045,000	29,960
Tektronix, Inc. (a)	1,597,700	53,906

		136,583

Materials & Processing—11.8%
Agnico-Eagle Mines Ltd. (a)	1,285,000	46,902
Bemis Co., Inc.	839,600	27,858
Cleveland-Cliffs, Inc. (a)	871,200	67,666
Commercial Metals Co.	1,754,000	59,233

	Shares	Value (000s)

Iamgold Corp. (a)	6,414,900	$49,138
Lubrizol Corp.	905,000	58,418
Methanex Corp. (a)	1,914,500	48,130
Quanex Corp. (a)	1,002,500	48,822
Royal Gold, Inc. (a)	1,346,600	32,009
RPM International, Inc. (a)	2,166,600	50,070
Sensient Technologies Corp. (a)	1,640,000	41,640
Sonoco Products Co.	464,500	19,885
Westlake Chemical Corp. (a)	545,100	15,328

		565,099

Telecommunications—0.8%
Iowa Telecommunications Services, Inc. (a)	1,678,000	38,141

Transportation—0.0%
Genco Shipping & Trading Ltd. (a)	58,000	2,393

Utilities—8.2%
Atmos Energy Corp.	1,380,000	41,483
Cleco Corp. (a)	1,577,000	38,637
Energen Corp.	1,096,000	60,214
National Fuel Gas Co. (a)	1,130,000	48,940
Southwest Gas Corp.	890,000	30,091
UGI Corp.	1,715,000	46,785
Vectren Corp.	1,400,000	37,702
Westar Energy, Inc. (a)	1,770,000	42,976
WGL Holdings, Inc. (a)	1,349,700	44,054

		390,882

Total Common Stock (cost—$3,227,906)		4,471,142

SHORT-TERM INVESTMENTS—40.1%
Collateral Invested for Securities on Loan (c)—33.6%
Allianz Dresdner Daily Asset Fund (d)	80,000,000	80,000
	Principal Amount (000s)
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$43,000	42,752
Anglo Irish Bank,
5.35% due 2/5/08, FRN (b)	20,000	20,000
Axon Group PLC, FRN (b),
5.318% due 6/9/08	50,000	49,995
5.419% due 6/6/08	20,000	20,000
5.425% due 5/6/08	20,000	19,998
5.435% due 6/6/08	30,000	30,000
5.445% due 6/18/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	64,500	64,500
5.435% due 7/2/07	87,000	87,000
Bavaria TRR Corp.,
5.341% due 7/19/07	39,000	38,884
Bavaria Universal Funding,
5.329% due 7/16/07	30,000	29,925
5.33% due 7/16/07	31,900	31,820
Bear Stearns Cos., Inc.,
5.42% due 2/15/08	89,000	89,000
5.495% due 7/2/07	20,000	20,000
5.575% due 7/2/07	72,000	72,000
Canadian Imperial Bank,
5.313% due 7/2/07	49,414	49,414
Cheyne Capital LLC (b),
5.435% due 5/13/08	13,000	12,999
5.436% due 6/6/08, FRN	5,000	4,999
CIT Group, Inc., FRN,
5.464% due 5/9/08	1,000	1,001
5.606% due 5/9/08	3,000	3,002
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	165,000	165,000

06.30.07	Allianz Funds Annual Report	39

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

June 30, 2007

	Principal Amount (000s)	Value (000s)
Davis Square Funding III Corp.,
5.331% due 7/13/07	$5,000	$4,990
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (b)	8,000	7,997
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	25,000	24,989
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	12,000	11,963
Goldman Sachs Group L.P., FRN,
5.436% due 12/28/07	25,000	25,018
5.505% due 12/18/07 (b)	35,000	35,000
Goldman Sachs Group L.P., Series 2
5.37% due 9/15/07, FRN (b)	10,000	10,000
Harrier Finance Funding U.S. LLC (b),
5.301% due 8/14/07	25,000	24,999
5.437% due 2/5/08, FRN	15,000	15,002
HBOS Treasury Services PLC,
5.31% due 7/17/07	35,000	35,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (b)	24,000	24,000
K2, Inc., FRN (b),
5.323% due 2/26/08	2,000	1,999
5.425% due 4/9/08	25,000	24,997
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (b)	10,000	10,001
Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	10,000	10,000
Morgan Stanley,
5.41% due 3/3/08, FRN	10,000	10,000
5.435% due 8/17/07	63,000	63,000
5.445% due 9/28/07	45,000	45,000
5.445% due 12/28/07	51,000	51,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (b)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07, FRN (b)	25,000	24,997
5.30% due 12/5/07	5,000	4,999
5.301% due 7/16/07 (b)	20,000	19,998
5.305% due 11/2/07 (b)	20,000	19,996
Salomon Smith Barney, Inc.,
5.475% due 7/2/07	24,000	24,000
Sigma Finance, Inc., FRN (b),
5.424% due 5/16/08	2,000	2,000
5.43% due 12/6/07	35,000	35,000
5.43% due 5/16/08	45,000	45,011
Toyota Motor Credit Corp.,
5.30% due 7/19/07, FRN	18,000	18,000
Zane Funding LLC,
5.503% due 7/2/07	24,000	23,989

		1,610,213

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—6.5%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $308,911; collateralized by Fannie Mae, 4.625%-5.55%, due 5/22/12-1/2/14, valued at $93,272 including accrued interest; and by Federal Home Loan Bank, 4.00%-5.625%, due 5/21/13-3/14/36, valued at $62,291 including accrued interest; and Freddie Mac, 5.40%, due 6/4/12, valued at $159,400 including accrued interest (cost—$308,785)	$308,785	$308,785

Total Short-Term Investments (cost—$1,918,830)		1,918,998

Total Investments (cost—$5,146,736)—133.4%		6,390,140

Liabilities in excess of other assets—(33.4%)		(1,599,204)

Net Assets—100.0%		$4,790,936

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $1,562,310; cash collateral of $1,606,827 was received with which the Fund purchased short-term investments.

(b) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

40	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Core Equity Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—96.2%
Aerospace—2.2%
Boeing Co.	1,800	$173

Building—1.3%
Centex Corp.	2,700	108

Capital Goods—3.3%
Parker Hannifin Corp.	1,800	176
Textron, Inc.	800	88

		264

Consumer Discretionary—4.9%
Best Buy Co., Inc.	4,700	219
V.F. Corp.	1,950	179

		398

Consumer Services—1.3%
News Corp., Class A	5,000	106

Consumer Staples—4.8%
Coca-Cola Co.	3,000	157
Colgate-Palmolive Co.	1,200	78
Walgreen Co.	3,500	152

		387

Energy—11.7%
Arch Coal, Inc.	3,400	118
Chevron Corp.	2,100	177
ConocoPhillips	4,100	322
GlobalSantaFe Corp.	2,600	188
Weatherford International Ltd. (a)	2,500	138

		943

Financial Services—15.4%
Bank of America Corp.	2,900	142
Capital One Financial Corp.	3,500	275
Goldman Sachs Group, Inc.	750	163
MBIA, Inc.	2,900	180
Merrill Lynch & Co., Inc.	1,500	125
Wachovia Corp.	2,800	143
Wells Fargo & Co.	6,000	211

		1,239

Healthcare—15.3%
Abbott Laboratories	3,400	182
Aetna, Inc.	2,600	129
Roche Holdings AG ADR	2,925	260
Teva Pharmaceutical Industries Ltd. ADR	5,000	206
UnitedHealth Group, Inc.	2,300	118
Wyeth	5,900	338

		1,233

Materials & Processing—2.9%
Nucor Corp.	2,400	141
Vulcan Materials Co.	800	92

		233

Technology—26.3%
Adobe Systems, Inc. (a)	3,700	149
Cisco Systems, Inc. (a)	14,000	390
Corning, Inc. (a)	5,100	130
EMC Corp. (a)	20,400	369
Hewlett-Packard Co.	8,600	384
Nokia Corp. ADR	8,000	225
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	11,457	127
Texas Instruments, Inc.	9,200	346

		2,120

	Shares	Value (000s)

Telecommunications—4.5%
AT&T, Inc.	5,400	$224
NII Holdings, Inc., Class B (a)	1,700	138

		362

Transportation—2.3%
Union Pacific Corp.	1,600	184

Total Common Stock (cost—$6,681)		7,750

	Principal Amount (000s)

Repurchase Agreement—3.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $313; collateralized by Freddie Mac 5.80%, due 4/23/14, valued at $320 including accrued interest (cost—$313)	$313	313

Total Investments (cost—$6,994)—100.1%		8,063

Liabilities in excess of other assets—(0.1%)		(11)

Net Assets—100.0%		$8,052

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	41

Schedule of Investments

OCC Equity Premium Strategy Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—96.2%
Aerospace—5.2%
Boeing Co. (a)	23,000	$2,212
United Technologies Corp.	20,500	1,454

		3,666

Building—1.8%
Centex Corp. (c)	31,400	1,259

Capital Goods—4.5%
Illinois Tool Works, Inc.	29,600	1,604
Textron, Inc. (a)	14,500	1,597

		3,201

Consumer Discretionary—1.5%
Best Buy Co., Inc.	23,700	1,106

Consumer Services—1.8%
News Corp., Class A	59,500	1,262

Consumer Staples—6.0%
Altria Group, Inc.	19,700	1,382
Coca-Cola Co.	27,200	1,423
Colgate-Palmolive Co.	12,100	784
Walgreen Co.	15,100	658

		4,247

Energy—10.6%
Chevron Corp.	18,700	1,575
ConocoPhillips	37,200	2,920
GlobalSantaFe Corp. (a)	28,500	2,059
Weatherford International Ltd. (b)	17,300	956

		7,510

Financial Services—16.0%
Bank of America Corp. (a)	22,900	1,119
Capital One Financial Corp. (a)	26,400	2,071
CapitalSource, Inc., REIT (c)	38,800	954
Goldman Sachs Group, Inc.	4,800	1,040
JPMorgan Chase & Co. (a)	25,200	1,221
Lehman Brothers Holdings, Inc.	9,100	678
MBIA, Inc. (c)	15,700	977
Merrill Lynch & Co., Inc.	15,000	1,254
Wells Fargo & Co. (a)	58,400	2,054

		11,368

Healthcare—10.8%
Abbott Laboratories	47,300	2,533
Aetna, Inc.	13,200	652
Novartis AG ADR	12,100	678
Roche Holdings AG	11,800	2,091
Teva Pharmaceutical Industries Ltd. ADR	9,400	388
Wyeth	23,400	1,342

		7,684

Materials & Processing—5.1%
Freeport-McMoRan
Copper & Gold, Inc. (a)	22,000	1,822
Nucor Corp.	13,400	786
Vulcan Materials Co. (a)	8,700	996

		3,604

Technology—22.6%
Cisco Systems, Inc. (a)(b)	123,000	3,426
Corning, Inc. (b)	30,200	772
EMC Corp. (b)	144,700	2,619
Hewlett-Packard Co. (a)	68,600	3,061
Nokia Corp. ADR (a)	58,000	1,630
Nortel Networks Corp. (b)(c)	33,400	803
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (a)	68,994	768
Texas Instruments, Inc.	78,800	2,965

		16,044

	Shares	Value (000s)

Telecommunications—6.7%
AT&T, Inc. (a)	26,800	$1,112
NII Holdings, Inc., Class B (a)(b)	15,300	1,235
Sprint Nextel Corp. (a)(c)	115,000	2,382

		4,729

Transportation—3.6%
Continental Airlines, Inc. (b)	36,400	1,233
Union Pacific Corp.	11,500	1,324

		2,557

Total Common Stock (cost—$63,971)		68,237

SHORT-TERM INVESTMENTS—10.4%
Collateral Invested for Securities on Loan (d)—6.0%
Allianz Dresdner Daily Asset Fund (e)	3,766,846	3,767

	Principal Amount (000s)
Bank of America N.A.,
5.425% due 11/8/07, FRN	$500	500

		4,267

Repurchase Agreement—4.4%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $3,138; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $3,202 including accrued interest (cost—$3,137)	3,137	3,137

Total Short-Term Investments (cost—$7,404)		7,404

Total Investments before options written (cost—$71,375) (f)—106.6%		75,641

OPTIONS WRITTEN (b)—(0.5%)
	Contracts
Call Options—(0.5%)
AMEX Broker/Dealer Index (CBOE) strike price $280, expires 8/18/07	100	(9)
Amex Oil Index (CBOE) strike price $1,430, expires 7/21/07	30	(75)
Boeing Co. (CBOE) strike price $105, expires 8/18/07	180	(10)
Capital One Financial Corp. (CBOE) strike price $85, expires 7/21/07	200	(5)
Continental Airlines, Inc. (OTC) strike price $47, expires 7/20/07	300	—
EMC Corp. (OTC) strike price $17.50, expires 7/13/07	1,000	(78)
Freeport-McMoRan Copper & Gold, Inc. (CBOE) strike price $85, expires 7/21/07	200	(44)

	Contracts	Value (000s)

GlobalSantaFe Corp. (CBOE) strike price $75, expires 7/21/07	$200	$(18)
Illinois Tool Works, Inc. (OTC) strike price $57, expires 7/20/07	250	(7)
NII Holdings, Inc., Class B (CBOE) strike price $85, expires 7/21/07	125	(7)
Nokia Corp. (CBOE) strike price $30, expires 8/18/07	450	(23)
S&P 500 Index (CBOE) strike price $1,550, expires 8/18/07	50	(68)
strike price $1,565, expires 7/21/07	50	(6)
Sprint Corp. (CBOE) strike price $25, expires 7/21/07	750	(4)
Textron, Inc. (CBOE) strike price $115, expires 7/21/07	100	(15)
Vulcan Materials Co. (CBOE) strike price $125, expires 7/21/07	80	(1)
Wyeth (OTC) strike price $61.50, expires 8/17/07	150	(6)

Total Options Written (premiums received—$436)		(376)

Total Investments net of options written (cost—$70,940)—106.1%		75,265

Other liabilities in excess of other assets—(6.1%)		(4,299)

Net Assets—100.0%		$70,966

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $4,137; cash collateral of $4,266 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $2,091 which represents 2.95% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
OTC—Over the Counter
REIT—Real Estate Investment Trust

42	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Growth Fund

June 30, 2007

	Shares	Value (000s)
COMMON STOCK—96.7%
Aerospace—3.0%
Rockwell Collins, Inc.	41,700	$2,945
United Technologies Corp.	204,000	14,470

		17,415

Capital Goods—3.4%
Joy Global, Inc. (b)	121,000	7,058
Textron, Inc.	117,000	12,883

		19,941

Chemicals—1.1%
Monsanto Co.	95,500	6,450

Consumer Discretionary—3.5%
Best Buy Co., Inc. (b)	271,400	12,666
Nordstrom, Inc. (b)	150,000	7,668

		20,334

Consumer Services—3.7%
Hilton Hotels Corp.	490,000	16,400
Marriott International, Inc., Class A	120,000	5,189

		21,589

Consumer Staples—7.1%
Altria Group, Inc.	146,000	10,240
Coca-Cola Co.	215,000	11,247
Colgate-Palmolive Co.	167,200	10,843
Kellogg Co. (b)	121,300	6,282
Wm. Wrigley Jr. Co.	44,600	2,467

		41,079

Energy—8.0%
Arch Coal, Inc. (b)	176,000	6,125
ConocoPhillips	226,000	17,741
EOG Resources, Inc.	37,300	2,725
Nabors Industries Ltd. (a)(b)	368,000	12,284
Transocean, Inc. (a)	66,800	7,079

		45,954

Financial Services—8.8%
BlackRock, Inc. (b)	63,000	9,865
CapitalSource, Inc., REIT (b)	223,500	5,496
Capital One Financial Corp.	125,000	9,805
Goldman Sachs Group, Inc.	26,500	5,744
Hong Kong Exchange & Clearing Ltd.	250,000	3,533
IntercontinentalExchange, Inc. (a)	93,000	13,750
Lehman Brothers Holdings, Inc.	33,700	2,511

		50,704

Healthcare—23.4%
Abbott Laboratories	294,600	15,776
Celgene Corp. (a)(b)	321,400	18,426
Express Scripts, Inc. (a)	128,600	6,431
Gilead Sciences, Inc. (a)	356,000	13,802
Hologic, Inc. (a)(b)	135,000	7,467
Roche Holdings AG	96,000	17,010
Teva Pharmaceutical Industries Ltd. ADR	371,000	15,303
UnitedHealth Group, Inc.	457,000	23,371
Wyeth	302,700	17,357

		134,943

Materials & Processing—3.1%
Precision Castparts Corp.	145,900	17,707

Technology—28.0%
Adobe Systems, Inc. (a)	533,100	21,404
Analog Devices, Inc.	215,000	8,093
Broadcom Corp., Class A (a)	344,000	10,062
Cisco Systems, Inc. (a)	936,100	26,070

	Shares	Value (000s)
EMC Corp. (a)	1,294,000	$23,421
Google, Inc., Class A (a)	39,600	20,726
Hewlett-Packard Co.	272,200	12,146
Nortel Networks Corp. (a)(b)	317,000	7,624
QUALCOMM, Inc.	434,000	18,831
Texas Instruments, Inc.	352,000	13,246

		161,623

Telecommunications—2.1%
NII Holdings, Inc., Class B (a)	146,600	11,837

Transportation—1.5%
Ryanair Holdings PLC ADR (a)(b)	223,000	8,418

Total Common Stock (cost—$461,981)		557,994

SHORT-TERM INVESTMENTS—21.8%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—18.3%
Anglo Irish Bank,
5.35% due 2/5/08, FRN (d)	$5,000	5,000
Axon Group PLC,
5.425% due 5/6/08, FRN (d)	5,000	4,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	10,000	10,000
Bavaria TRR Corp.,
5.341% due 7/19/07	13,000	12,961
Canadian Imperial Bank,
5.313% due 7/2/07	2,569	2,569
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	19,000	19,000
Davis Square Funding III Corp.,
5.331% due 7/13/07	8,000	7,983
Giro Funding U.S. Corp.,
5.315% due 7/20/07	8,000	7,975
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (d)	7,000	7,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	3,000	3,000
K2, Inc.,
5.323% due 2/26/08, FRN (d)	1,000	1,000
Links Finance LLC,
5.296% due 4/1/08, FRN (d)	1,000	1,000
Morgan Stanley,
5.41% due 3/3/08, FRN	1,000	1,000
5.445% due 12/28/07	5,000	5,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	5,000
Sigma Finance, Inc.,
5.43% due 12/6/07, FRN (d)	5,000	5,000

		105,491

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $20,164; collateralized by Fannie Mae 5.57%, due 6/30/28, valued at $20,560 including accrued interest (cost—$20,156)	20,156	20,156

Total Short-Term Investments (cost—$125,595)		125,647

Value (000s)
Total Investments (cost—$587,576) (e)—118.5%	$683,641

Liabilities in excess of other assets—(18.5%)	(106,589)

Net Assets—100.0%	$577,052

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $102,377; cash collateral of $105,128 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Securities with an aggregate value of $20,543, representing 3.56% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	43

Schedule of Investments

OCC Opportunity Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—99.4%
Aerospace—2.3%
ARGON ST, Inc. (a)	151,371	$3,513
TransDigm Group, Inc. (a)	59,630	2,413

		5,926

Capital Goods—4.4%
Chart Industries, Inc. (a)	95,600	2,719
Force Protection, Inc. (a)(b)	180,643	3,728
Smith & Wesson Holding Corp. (a)(b)	126,800	2,124
TurboChef Technologies, Inc. (a)(b)	210,038	2,924

		11,495

Commercial Products—2.9%
H&E Equipment Services, Inc. (a)	271,334	7,527

Consumer Discretionary—4.4%
Coldwater Creek, Inc. (a)	114,600	2,662
Red Robin Gourmet Burgers, Inc. (a)	56,000	2,261
Under Armour, Inc. (a)	84,800	3,871
Wet Seal, Inc. (a)(b)	464,400	2,791

		11,585

Consumer Services—14.3%
Advisory Board Co. (a)	35,100	1,950
Clayton Holdings, Inc. (a)	232,573	2,649
Forrester Research, Inc. (a)	78,756	2,215
Huron Consulting Group, Inc. (a)	29,930	2,185
LECG Corp. (a)	410,301	6,200
Life Time Fitness, Inc. (a)(b)	138,900	7,394
New Oriental Education & Technology Group ADR (a)	74,664	4,011
On Assignment, Inc. (a)	196,800	2,110
Pinnacle Entertainment, Inc. (a)	152,892	4,304
Resources Connection, Inc. (a)	126,600	4,200

		37,218

Consumer Staples—1.6%
SunOpta, Inc. (a)(b)	384,600	4,288

Energy—8.5%
Aurora Oil & Gas Corp. (a)(b)	1,266,800	2,698
Helix Energy Solutions Group, Inc. (a)	135,600	5,412
Petroquest Energy, Inc. (a)	353,600	5,141
Quicksilver Resources, Inc. (a)(b)	199,300	8,885

		22,136

Financial Services—4.5%
Evercore Partners, Inc.	81,400	2,423
Fremont General Corp. (b)	154,100	1,658
MRU Holdings, Inc. (a)	267,106	1,683
Redwood Trust, Inc., REIT (b)	51,200	2,477
VistaPrint Ltd. (a)	88,749	3,395

		11,636

Healthcare—22.0%
Advanced Magnetics, Inc. (a)	32,700	1,902
BioMarin Pharmaceutical, Inc. (a)	121,400	2,178
Cardiome Pharma Corp. (a)	335,457	3,090
Cubist Pharmaceuticals, Inc. (a)	258,000	5,085
CV Therapeutics, Inc. (a)(b)	283,700	3,748
Durect Corp. (a)(b)	754,500	2,905
Halozyme Therapeutics, Inc. (a)	207,375	1,914
Hologic, Inc. (a)(b)	43,000	2,378
Illumina, Inc. (a)(b)	103,755	4,211

	Shares	Value (000s)

Indevus Pharmaceuticals, Inc. (a)(b)	396,200	$2,666
Martek Biosciences Corp. (a)(b)	179,200	4,654
Micrus Endovascular Corp (a)	92,200	2,268
NuVasive, Inc. (a)	83,100	2,245
NxStage Medical, Inc. (a)(b)	166,921	2,158
Salix Pharmaceuticals Ltd. (a)	412,111	5,069
Theravance, Inc. (a)	76,626	2,452
Ventana Medical Systems, Inc. (a)	42,009	3,246
Vital Images, Inc. (a)	193,000	5,242

		57,411

Materials & Processing—1.1%
Dynamic Materials Corp. (b)	73,900	2,771

Technology—26.0%
Allscripts Healthcare Solutions, Inc. (a)(b)	147,300	3,753
American Reprographics Co. (a)(b)	143,642	4,423
Atheros Communications, Inc. (a)	66,300	2,045
Cogent Communications Group, Inc. (a)(b)	186,200	5,562
Commvault Systems, Inc. (a)	161,431	2,788
Concur Technologies, Inc. (a)(b)	100,172	2,289
Innerworkings, Inc. (a)(b)	338,900	5,429
Knot, Inc. (a)(b)	115,700	2,336
Liquidity Services, Inc. (a)	108,800	2,043
Microsemi Corp. (a)(b)	145,300	3,480
Netlogic Microsystems, Inc. (a)(b)	81,700	2,601
Omniture, Inc. (a)(b)	112,300	2,574
Opsware, Inc. (a)(b)	453,673	4,314
Perficient, Inc. (a)	147,900	3,062
Phase Forward, Inc. (a)	127,120	2,139
RightNow Technologies, Inc. (a)(b)	276,965	4,545
Sapient Corp. (a)	388,500	3,003
SI International, Inc. (a)	66,800	2,206
THQ, Inc. (a)	61,500	1,877
Ultimate Software Group, Inc. (a)	72,500	2,097
Wind River Systems, Inc. (a)	486,700	5,354

		67,920

Telecommunications—2.0%
SAVVIS, Inc. (a)	109,500	5,421

Transportation—3.3%
American Commercial Lines, Inc. (a)(b)	143,900	3,749
Copa Holdings S.A.	43,800	2,945
Old Dominion Freight Line, Inc. (a)	65,100	1,963

		8,657

Waste Disposal—2.1%
Basin Water, Inc. (a)(b)	398,100	3,464
Fuel Tech, Inc. (a)	55,567	1,903

		5,367

Total Common Stock (cost—$222,573)		259,358

SHORT-TERM INVESTMENTS—27.0%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (d)—26.3%
Anglo Irish Bank,
5.35% due 2/5/08, FRN (c)	$5,000	5,000

	Principal Amount (000s)	Value (000s)

Axon Group PLC, FRN (c),
5.425% due 5/6/08	$5,000	$4,999
5.435% due 6/6/08	5,000	5,000
Bank of America N.A.,
5.435% due 7/2/07	5,000	5,000
Bayerische Landesbank,
5.38% due 2/24/08, FRN	1,000	1,000
Canadian Imperial Bank,
5.312% due 7/2/07	7,605	7,605
Cheyne Capital LLC,
5.435% due 5/13/08 (c)	2,000	2,000
CIT Group, Inc.,
5.464% due 5/9/08, FRN	5,000	5,004
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	8,000	8,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (c)	3,000	3,000
K2, Inc.,
5.323% due 2/26/08, FRN (c)	1,000	1,000
Links Finance LLC,
5.30% due 4/1/08, FRN (c)	5,000	5,001
Morgan Stanley,
5.435% due 8/17/07	5,000	5,000
5.445% due 12/28/07	5,000	5,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (c)	1,000	1,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	4,999

		68,608

Repurchase Agreement—0.7%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $1,943; collateralized by Fannie Mae 5.05%, due 4/28/15, valued at $1,982 including accrued interest (cost—$1,942)	1,942	1,942

Total Short-Term Investments (cost—$70,549)		70,550

Total Investments (cost—$293,122)—126.4%		329,908

Liabilities in excess of other assets—(26.4%)		(68,940)

Net Assets—100.0%		$260,968

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $65,400; cash collateral of $68,473 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with cash proceeds from securities on loan.

Glossary:
ADR—American Depositary Receipt

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

REIT—Real Estate Investment Trust

44	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Renaissance Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—99.8%
Aerospace—4.3%
Goodrich Corp.	1,235,600	$73,592
Spirit Aerosystems Holdings, Inc., (a)	550,000	19,828

		93,420

Building/Construction—2.0%
Foster Wheeler Ltd. (a)	211,000	22,575
Lennar Corp., Class A (b)	595,000	21,753

		44,328

Capital Goods—2.5%
Joy Global, Inc. (b)	549,000	32,023
Zebra Technologies Corp., Class A (a)(b)	570,000	22,082

		54,105

Chemicals—2.4%
Cytec Industries, Inc.	402,000	25,636
Mosaic Co. (a)	665,000	25,948

		51,584

Commercial Products—3.3%
ChoicePoint, Inc. (a)(b)	888,000	37,695
H&R Block, Inc. (b)	1,437,000	33,583

		71,278

Consumer Discretionary—5.0%
Family Dollar Stores, Inc.	1,230,000	42,214
Petsmart, Inc. (b)	678,000	22,001
Ross Stores, Inc.	715,000	22,022
TJX Cos., Inc.	784,000	21,560

		107,797

Consumer Services—4.1%
Brunswick Corp. (b)	661,000	21,569
Royal Caribbean Cruises Ltd. (b)	820,000	35,244
WPP Group PLC	2,179,700	32,600

		89,413

Consumer Staples—3.3%
Clorox Co.	517,300	32,124
Walgreen Co.	917,000	39,926

		72,050

Energy—8.9%
ConocoPhillips	466,400	36,612
FMC Technologies, Inc. (a)	668,000	52,919
Hess Corp.	746,000	43,984
National-Oilwell Varco, Inc. (a)	275,000	28,666
Range Resources Corp. (b)	809,000	30,265

		192,446

Financial Services—28.8%
Affiliated Managers Group, Inc. (a)(b)	130,238	16,769
AMB Property Corp., REIT (b)	1,077,000	57,318
Annaly Mortgage Management, Inc., REIT	1,590,000	22,928
Bank of New York Mellon Corp.	838,000	34,727
CBL & Associates Properties, Inc., REIT (b)	1,410,300	50,841
CIT Group, Inc.	387,700	21,258
Douglas Emmett, Inc., REIT (b)	863,900	21,373
E*Trade Financial Corp. (a)	1,125,000	24,851
Investment Technology Group, Inc. (a)	444,400	19,256
Lazard Ltd., Class A (b)	479,300	21,583
MBIA, Inc. (b)	331,700	20,638

	Shares	Value (000s)

Nationwide Health Properties, Inc., REIT (b)	1,620,000	$44,064
OneBeacon Insurance Group Ltd., Class A	729,200	18,471
PartnerRe Ltd. (b)	266,700	20,669
Platinum Underwriters Holdings Ltd.	849,000	29,503
PNC Financial Services Group, Inc.	450,000	32,211
Prosperity Bancshares, Inc. (b)	995,000	32,596
Reinsurance Group of America, Inc. (b)	461,600	27,807
Stancorp Financial Group, Inc.	1,058,000	55,524
Zions Bancorporation	668,500	51,414

		623,801

Food & Beverage—0.5%
Smithfield Foods, Inc. (a)(b)	345,000	10,623

Healthcare—6.6%
Biogen Idec, Inc. (a)	657,000	35,149
Coventry Health Care, Inc. (a)	414,100	23,873
DaVita, Inc. (a)	351,000	18,912
Health Net, Inc. (a)	667,000	35,218
Sepracor, Inc. (a)	725,000	29,739

		142,891

Industrial—1.9%
Oshkosh Truck Corp., Class B (b)	667,000	41,968

Materials & Processing—2.3%
Companhia Vale do Rio Doce ADR (b)	300,000	13,365
Rio Tinto PLC	195,000	14,918
Smurfit-Stone Container Corp. (a)	1,667,000	22,188

		50,471

Retail—1.4%
Advance Auto Parts, Inc.	738,200	29,919

Technology—4.6%
Brady Corp.	495,270	18,394
CACI International, Inc., Class A (a)(b)	410,000	20,028
EMC Corp. (a)	1,045,000	18,915
Fairchild Semi-conductor International, Inc. (a)(b)	790,000	15,263
KLA-Tencor Corp. (b)	211,000	11,594
Tektronix, Inc.	447,000	15,082

		99,276

Telecommunications—3.4%
Juniper Networks, Inc. (a)(b)	444,000	11,175
Sprint Nextel Corp. (b)	3,029,000	62,731

		73,906

Transportation—0.5%
Ford Motor Co. (b)	1,043,000	9,825

Utilities—14.0%
Constellation Energy Group, Inc.	314,000	27,371
Dominion Resources, Inc.	419,000	36,164
DPL, Inc. (b)	897,400	25,432
Duke Energy Corp. (b)	588,000	10,760
Dynegy, Inc. (a)	1,181,000	11,149
Entergy Corp.	475,100	51,002
Mirant Corp. (a)	714,000	30,452
NRG Energy, Inc. (a)	124,000	5,155
SCANA Corp. (b)	792,000	30,326
Southern Co. (b)	962,000	32,987

	Shares	Value (000s)

Vectren Corp. (b)	635,000	$17,101
Wisconsin Energy Corp.	557,000	24,636

		302,535

Total Common Stock (Cost $2,014,355)		2,161,636

SHORT-TERM INVESTMENTS—25.5%
Collateral Invested for Securities on Loan (d)—24.3%
Allianz Dresdner Daily Asset Fund (e)	8,000,000	8,000

	Principal Amount (000s)
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$10,000	9,942
Anglo Irish Bank,
5.35% due 2/5/08, FRN (c)	20,000	20,000
Axon Group PLC, FRN (c),
5.318% due 6/9/08	18,000	17,998
5.435% due 6/6/08	15,000	15,000
Bank of America N.A.,
5.435% due 7/2/07	41,000	41,000
Bavaria Universal Funding,
5.329% due 7/16/07	5,000	4,987
Bayerische Landesbank,
5.38% due 2/24/08, FRN	1,000	1,000
Bear Stearns Cos., Inc.,
5.495% due 7/2/07	10,000	10,000
5.575% due 7/2/07	5,000	5,000
Canadian Imperial Bank,
5.312% due 7/2/07	16,177	16,177
Cheyne Capital LLC (c),
5.435% due 5/13/08	5,000	5,000
5.436% due 6/5/08, FRN	5,000	4,999
CIT Group, Inc.,
5.464% due 5/9/08, FRN	11,000	11,009
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	99,000	99,000
Davis Square Funding III Corp.,
5.331% due 7/13/07	7,000	6,985
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (c)	5,000	4,998
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	5,000	4,984
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
5.505% due 12/18/07 (c)	17,000	17,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (c)	44,000	44,000
Harrier Finance Funding U.S. LLC (c),
5.301% due 8/14/07	10,000	10,000
5.437% due 2/5/08, FRN	15,000	15,002
HBOS Treasury Services PLC,
5.31% due 7/17/07	10,000	10,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (c)	10,000	10,000
K2, Inc.,
5.323% due 2/26/08, FRN (c)	1,000	1,000
Links Finance LLC,
5.30% due 4/1/08, FRN (c)	10,000	10,001
Morgan Stanley,
5.41% due 3/3/08, FRN	10,000	10,000
5.435% due 8/17/07	5,000	5,000
5.445% due 12/28/07	22,000	22,000

06.30.07	Allianz Funds Annual Report	45

Schedule of Investments (cont.)

OCC Renaissance Fund

June 30, 2007

	Principal Amount (000s)	Value (000s)

Northern Rock PLC,
5.38% due 8/3/07, FRN (c)	$5,000	$5,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	5,000
Salomon Smith Barney, Inc.,
5.475% due 7/2/07	23,000	23,000
Sigma Finance, Inc., FRN (c),
5.43% due 5/16/08	13,000	13,003
5.434% due 7/27/07	14,100	14,103
Zane Funding LLC,
5.503% due 7/2/07	17,491	17,483

		525,678

Repurchase Agreement—1.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $25,836; collateralized by Fannie Mae 5.945%, due 6/7/27, valued at $26,343 including accrued interest (cost—$25,825)	25,825	25,825

Total Short-Term Investments (cost—$551,459)		551,503

Total Investments (cost—$2,565,814) (f)—125.3%		2,713,139

Liabilities in excess of other assets—(25.3%)		(547,020)

Net Assets—100.0%		$2,166,119

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $510,774; cash collateral of $524,463 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $47,519 representing 2.19% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

REIT—Real Estate Investment Trust

46	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Target Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.9%
Building/Construction—1.9%
McDermott International, Inc. (a)	150,000	$12,468

Capital Goods—3.5%
Force Protection, Inc. (a)(b)	350,000	7,224
Manitowoc Co., Inc.	100,000	8,038
Textron, Inc.	75,000	8,258

		23,520

Chemicals—0.7%
Mosaic Co. (a)	125,000	4,878

Communications—1.8%
Focus Media Holding Ltd. ADR (a)(b)	235,000	11,867

Consumer Discretionary—8.8%
CapitalSource, Inc., REIT (b)	500,000	12,295
Coach, Inc. (a)	275,000	13,033
CROCS, Inc. (a)(b)	275,000	11,833
Dick’s Sporting Goods, Inc. (a)(b)	130,000	7,562
Nordstrom, Inc.	185,000	9,457
Under Armour, Inc. (a)(b)	100,000	4,565

		58,745

Consumer Services—10.2%
Corrections Corp of America (a)	150,000	9,466
Hilton Hotels Corp.	350,000	11,715
Live Nations, Inc. (a)	450,000	10,071
New Oriental Education & Technology Group ADR (a)	215,000	11,550
Pinnacle Entertainment, Inc. (a)(b)	400,000	11,260
Starwood Hotels & Resorts Worldwide, Inc.	140,000	9,390
XM Satellite Radio Holdings, Inc., Class A (a)(b)	400,000	4,708

		68,160

Consumer Staples—1.5%
Fomento Economico Mexicano S.A. de C.V. ADR	255,000	10,027

Energy—8.0%
Helix Energy Solutions Group, Inc. (a)(b)	350,000	13,969
Nabors Industries Ltd. (a)	175,000	5,842
PetroHawk Energy Corp. (a)	425,000	6,740
Quicksilver Resources, Inc. (a)(b)	425,000	18,946
Sunoco, Inc.	105,000	8,366

		53,863

Financial Services—6.1%
Affiliated Managers Group, Inc. (a)(b)	75,000	9,657
IntercontinentalExchange, Inc. (a)	90,000	13,307
Lazard Ltd., Class A	210,000	9,456
VistaPrint Ltd. (a)	225,000	8,606

		41,026

Healthcare—17.7%
BioMarin Pharmaceutical, Inc. (a)(b)	440,000	7,894
Celgene Corp. (a)	223,000	12,784
Coventry Health Care, Inc. (a)	135,000	7,783
Express Scripts, Inc. (a)	230,000	11,502
Gen-Probe, Inc. (a)	186,000	11,238
Hologic, Inc. (a)(b)	225,000	12,445
Illumina, Inc. (a)(b)	230,000	9,336
Intuitive Surgical, Inc. (a)(b)	105,000	14,571
Psychiatric Solutions, Inc. (a)(b)	400,000	14,504
Theravance, Inc. (a)	350,000	11,200
Ventana Medical Systems, Inc. (a)(b)	70,500	5,447

		118,704

	Shares	Value (000s)

Materials & Processing—4.9%
Freeport-McMoRan Copper & Gold, Inc., Class B	125,000	$10,352
Precision Castparts Corp.	185,000	22,452

		32,804

Multi-Media—1.8%
Central European Media Enterprises Ltd., Class A (a)(b)	125,000	12,197

Technology—24.0%
Activision, Inc. (a)	350,000	6,535
Adobe Systems, Inc. (a)	280,000	11,242
Akamai Technologies, Inc. (a)(b)	285,000	13,862
American Tower Corp. (a)	400,000	16,800
Broadcom Corp., Class A (a)	200,000	5,850
Ciena Corp. (a)(b)	340,000	12,284
Citrix Systems, Inc. (a)	550,000	18,519
Cogent Communications Group, Inc. (a)(b)	585,000	17,474
F5 Networks, Inc. (a)	135,000	10,881
General Cable Corp (a)(b)	165,000	12,499
Intersil Corp.	365,000	11,483
Microchip Technology, Inc.	330,000	12,223
National Semi-conductor Corp. (b)	390,000	11,025

		160,677

Telecommunications—5.0%
Clearwire Corp. (a)(b)	350,000	8,551
NII Holdings, Inc., Class B (a)	240,000	19,378
Virgin Media, Inc. (b)	225,000	5,483

		33,412

Transportation—1.8%
Copa Holdings S.A.	150,000	10,086
Expeditors International Washington, Inc.	50,000	2,065

		12,151

Utilities—1.2%
NRG Energy, Inc. (a)(b)	185,000	7,690

Total Common Stock (cost—$509,236)		662,189

SHORT-TERM INVESTMENTS—34.2%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—32.8%
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$15,000	14,914
Anglo Irish Bank,
5.35% due 2/5/08, FRN (d)	5,000	5,000
Axon Group PLC, FRN (d),
5.425% due 5/6/08	10,000	9,999
5.435% due 6/6/08	5,000	5,000
Bank of America N.A.,
5.425% due 11/8/07, FRN	10,000	10,000
5.435% due 7/2/07	14,000	14,000
Bavaria TRR Corp.,
5.341% due 7/19/07	18,000	17,946
Bayerische Landesbank,
5.38% due 2/24/08, FRN	1,000	1,000
Bear Stearns Cos., Inc.,
5.495% due 7/2/07	5,000	5,000
5.575% due 7/2/07	10,000	10,000
Canadian Imperial Bank,
5.313% due 7/2/07	9,450	9,450
CIT Group, Inc.,
5.464% due 5/9/08, FRN	3,000	3,002

	Principal Amount (000s)	Value (000s)
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	$30,000	$30,000
Davis Square Funding III Corp.,
5.316% due 7/13/07	5,000	4,990
5.331% due 7/13/07	8,000	7,983
Giro Funding U.S. Corp.,
5.315% due 7/20/07	8,000	7,975
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (d)	2,000	2,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07 (d)	10,000	9,999
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	5,000	5,000
K2, Inc., FRN (d),
5.323% due 2/26/08	1,000	1,000
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (d)	5,000	5,001
Morgan Stanley,
5.41% due 3/3/08, FRN	3,000	3,000
5.445% due 9/28/07	10,000	10,000
5.445% due 12/28/07	5,000	5,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	5,000

		219,240

Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $9,552; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $9,741 including accrued interest (cost—$9,548)	9,548	9,548

Total Short-Term Investments (cost—$228,705)		228,788

Total Investments (cost—$737,941)—133.1%		890,977

Liabilities in excess of other assets—(33.1%)		(221,498)

Net Assets—100.0%		$669,479

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $216,051; cash collateral of $222,098 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	47

Schedule of Investments

OCC Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—99.0%
Aerospace—2.6%
Boeing Co.	500,000	$48,080

Building/Construction—3.2%
D.R. Horton, Inc. (b)	1,000,000	19,930
Lennar Corp., Class A (b)	1,100,000	40,216

		60,146

Capital Goods—6.7%
3M Co.	300,000	26,037
General Electric Co.	1,800,000	68,904
Parker Hannifin Corp.	300,000	29,373

		124,314

Commercial Products—1.7%
ChoicePoint, Inc. (a)	750,000	31,838

Consumer Discretionary—5.9%
Family Dollar Stores, Inc.	600,000	20,592
Petsmart, Inc. (b)	600,000	19,470
Wal-Mart Stores, Inc.	500,000	24,055
Yum! Brands, Inc.	1,400,000	45,808

		109,925

Consumer Services—2.1%
Carnival Corp., UNIT (b)	800,000	39,016

Consumer Staples—4.0%
Supervalu, Inc.	450,000	20,844
SYSCO Corp.	1,000,000	32,990
Unilever PLC ADR	650,000	20,969

		74,803

Energy—18.3%
BP PLC ADR (b)	1,250,000	90,175
Chevron Corp.	1,100,000	92,664
ConocoPhillips	1,450,000	113,825
GlobalSantaFe Corp.	325,000	23,481
Hess Corp.	349,848	20,627

		340,772

Financial Services—30.0%
Allstate Corp.	500,000	30,755
American Express Co.	600,000	36,708
Annaly Mortgage Management, Inc.,
REIT (b)	1,100,000	15,862
Bank of America Corp.	400,000	19,556
Bank of New York Mellon Corp.	2,000,000	82,880
Capital One Financial Corp.	250,000	19,610
Countrywide Financial Corp.	1,800,000	65,430
Hartford Financial Services
Group, Inc.	400,000	39,404
JPMorgan Chase & Co.	1,700,000	82,365
MBIA, Inc. (b)	750,000	46,665
MetLife, Inc.	704,300	45,413
Morgan Stanley	400,000	33,552
PNC Financial Services Group, Inc.	250,000	17,895
RenaissanceRe Holdings Ltd.	400,000	24,796

		560,891

Healthcare—13.7%
Aetna, Inc.	1,000,000	49,400
Amgen, Inc. (a)	1,000,000	55,290
Biogen Idec, Inc. (a)	550,000	29,425
Health Net, Inc. (a)	400,000	21,120
Nektar Therapeutics, Inc. (a)(b)	770,300	7,310
Sepracor, Inc. (a)	350,000	14,357
WellPoint, Inc. (a)	1,000,000	79,830

		256,732

	Shares	Value (000s)

Materials & Processing—0.6%
PPG Industries, Inc.	150,000	$11,416

Technology—2.2%
EMC Corp. (a)	1,100,000	19,910
Microsoft Corp.	700,000	20,629

		40,539

Telecommunications—4.5%
Sprint Nextel Corp. (b)	1,100,000	22,781
Verizon Communications, Inc.	1,500,000	61,755

		84,536

Utilities—3.5%
Southern Co.	1,900,000	65,151

Total Common Stock (cost—$1,687,251)		1,848,159

SHORT-TERM INVESTMENTS—4.8%
Collateral Invested for Securities on Loan (d)—3.6%
Allianz Dresdner Daily Asset Fund (e)	34,853,510	34,854
	Principal Amount (000s)
Bayerische Landesbank,
5.38% due 2/24/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (c)	20,000	20,000
Morgan Stanley,
5.41% due 3/3/08, FRN	7,000	7,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (c)	4,000	4,000

		66,854

Repurchase Agreement—1.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $21,589; collateralized by Fannie Mae, 5.945%, due 6/7/27, valued at $22,012 including accrued interest (cost—$21,580)	21,580	21,580

Total Short-Term Investments (cost—$88,433)		88,434

Total Investments (cost—$1,775,684)—103.8%		1,936,593

Liabilities in excess of other assets—(3.8%)		(70,313)

Net Assets—100.0%		$1,866,280

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $64,918; cash collateral of $66,800 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

48	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.3%
Aerospace—3.1%
Boeing Co.	109,100	$10,491
United Technologies Corp.	85,700	6,079

		16,570

Capital Goods—3.6%
Caterpillar, Inc.	61,000	4,776
General Electric Co.	142,800	5,467
Textron, Inc.	83,200	9,161

		19,404

Consumer Discretionary—6.6%
Coach, Inc. (b)	137,900	6,535
J.C. Penney Co., Inc.	163,400	11,827
Macy’s, Inc.	188,448	7,496
Starbucks Corp. (b)	135,848	3,565
Walgreen Co.	134,000	5,834

		35,257

Consumer Services—2.8%
Marriott International, Inc., Class A	232,900	10,070
News Corp., Class A	220,500	4,677

		14,747

Consumer Staples—6.4%
Colgate-Palmolive Co.	157,500	10,214
PepsiCo, Inc.	182,500	11,835
Procter & Gamble Co.	195,800	11,981

		34,030

Energy—8.2%
EOG Resources, Inc.	69,500	5,078
Schlumberger Ltd.	186,500	15,841
Transocean, Inc. (b)	52,500	5,564
Weatherford International Ltd. (b)	183,000	10,109
XTO Energy, Inc.	120,100	7,218

		43,810

Financial Services—12.2%
Citigroup, Inc.	125,000	6,411
Franklin Resources, Inc.	89,700	11,883
Goldman Sachs Group, Inc.	27,200	5,896
IntercontinentalExchange, Inc. (b)	43,300	6,402
Merrill Lynch & Co., Inc.	116,500	9,737
Northern Trust Corp.	106,400	6,835
U.S. Bancorp (c)	314,700	10,369
Zions Bancorporation	101,800	7,829

		65,362

Healthcare—15.7%
Abbott Laboratories	127,200	6,812
Aetna, Inc.	172,400	8,517
Allergan, Inc.	100,000	5,764
Genentech, Inc. (b)	68,200	5,160
Gilead Sciences, Inc. (b)	249,200	9,661
Merck & Co., Inc.	159,300	7,933
Schering-Plough Corp.	228,400	6,952
Shire Pharmaceuticals Group PLC ADR	112,500	8,340
St. Jude Medical, Inc. (b)	168,100	6,974
Wyeth	165,900	9,513
Zimmer Holdings, Inc. (b)(c)	95,200	8,082

		83,708

Industrial—1.5%
Deere & Co.	67,100	8,102

Materials & Processing—2.2%
Air Products & Chemicals, Inc.	97,900	7,868
Precision Castparts Corp.	33,200	4,029

		11,897

	Shares	Value (000s)

Multi-Media—3.5%
Comcast Corp., Class A (b)(c)	263,400	$7,407
Walt Disney Co.	325,300	11,106

		18,513

Oil & Gas—2.5%
Exxon Mobil Corp.	161,100	13,513

Retail—1.5%
CVS Corp.	219,400	7,997

Technology—21.1%
Adobe Systems, Inc. (b)	211,600	8,496
Apple, Inc. (b)	82,400	10,056
EMC Corp. (b)	479,000	8,670
Google, Inc., Class A (b)	36,900	19,313
Hewlett-Packard Co.	360,000	16,063
Intel Corp.	561,300	13,336
Microsoft Corp.	472,400	13,922
SanDisk Corp. (b)(c)	80,700	3,949
Texas Instruments, Inc.	367,200	13,818
Thermo Fisher Scientific, Inc. (b)	102,700	5,312

		112,935

Telecommunications—6.4%
AT&T, Inc. (a)	370,200	15,363
Cisco Systems, Inc. (a)(b)	388,000	10,806
QUALCOMM, Inc.	190,100	8,248

		34,417

Total Common Stock (cost—$431,435)		520,262

SHORT-TERM INVESTMENTS—3.8%
Collateral Invested for Securities on Loan (d)—1.8%
Allianz Dresdner Daily Asset Fund (e)	6,542,143	6,542

	Principal Amount (000s)
Morgan Stanley, 5.41% due 3/3/08, FRN	$3,000	3,000

		9,542

Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $10,607; collateralized by Federal Home Loan Bank, 5.857%, due 3/2/17, valued at $10,819 including accrued interest (cost—$10,603)	10,603	10,603

Total Short-Term Investments (cost—$20,145)		20,145

OPTIONS PURCHASED (b)—1.3%
	Contracts
Call Options—1.3%
Air Products & Chemicals (CBOE) strike price $75, expires 1/17/09	645	868
Apple, Inc. (CBOE) strike price $95, expires 7/21/07	755	2,069

	Contracts	Value (000s)

AT&T, Inc. (CBOE) strike price $35, expires 1/19/08	2,398	$1,727
Cisco Systems, Inc. (CBOE) strike price $25, expires 1/19/08	4,285	1,928
Merck & Co., Inc. (CBOE) strike price $52.50, expires 1/19/08	1,127	287

Total Options Purchased (cost—$3,172)		6,879

Total Investments before options written (cost—$454,752)—102.4%		547,286

OPTIONS WRITTEN (b)—(0.6%)
Call Options—(0.3%)
AT&T, Inc. (CBOE) strike price $40, expires 1/19/08	1,199	(444)
Cisco Systems, Inc. (CBOE) strike price $30, expires 1/19/08	8,165	(1,331)

		(1,775)

Put Options—(0.3%)
Air Products & Chemicals (CBOE) strike price $65, expires 1/17/09	645	(134)
Apple, Inc. (CBOE) strike price $85, expires 7/21/07	755	(4)
AT&T, Inc. (CBOE) strike price $30, expires 1/19/08	2,398	(48)
Exxon Mobil Corp. (CBOE) strike price $80, expires 1/19/08	510	(178)
Merck & Co., Inc. (CBOE) strike price $45, expires 1/19/08	1,127	(174)
Starbucks Corp. (CBOE) strike price $30, expires 1/19/08	2,314	(949)

		(1,487)

Total Options Written (premiums received—$2,974)		(3,262)

Total Investments net of options written (cost—$451,778)—101.8%		544,024

Other liabilities in excess of other assets—(1.8%)		(9,659)

Net Assets—100.0%		$534,365

06.30.07	Allianz Funds Annual Report	49

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

June 30, 2007

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $9,296; cash collateral of $9,541 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rated disclosed reflects the rate in effect on June 30, 2007.

50	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.8%
Aerospace—0.6%
Goodrich Corp.	9,315	$555

Building/Construction—1.0%
Foster Wheeler Ltd. (a)	7,316	783
KB Home	855	33

		816

Capital Goods—4.2%
Cooper Industries Ltd., Class A	32,663	1,865
Intermec, Inc. (a)(b)	29,958	758
Roper Industries, Inc.	16,669	952

		3,575

Commercial Services—1.1%
Pharmaceutical Product Development, Inc.	25,455	974

Communications—3.5%
Comverse Technology, Inc. (a)	27,959	583
MetroPCS Communications, Inc. (a)	26,589	879
NII Holdings, Inc., Class B (a)	19,154	1,546

		3,008

Consumer Discretionary—12.6%
Applebee’s International, Inc.	29,306	706
Coach, Inc. (a)	17,100	811
Dick’s Sporting Goods, Inc. (a)	8,855	515
Family Dollar Stores, Inc.	23,950	822
GameStop Corp., Class A (a)(b)	19,538	764
Gildan Activewear, Inc. (a)	23,389	802
Guess?, Inc.	5,675	273
International Game Technology	31,927	1,268
J.C. Penney Co., Inc.	19,126	1,384
Nordstrom, Inc.	17,706	905
Oshkosh Truck Corp., Class B (b)	8,565	539
Phillips-Van Heusen	18,083	1,095
Polo Ralph Lauren Corp., Class A	10,001	981

		10,865

Consumer Services—7.4%
Apollo Group, Inc., Class A (a)	17,621	1,030
E.W. Scripps Co., Class A	16,175	739
Everest Re Group Ltd.	5,745	624
Hertz Global Holdings, Inc. (a)	38,139	1,013
Monster Worldwide, Inc. (a)	11,905	489
National CineMedia, Inc. (a)	32,465	909
Quanta Services, Inc. (a)(b)	20,222	620
UTI Worldwide, Inc.	33,130	888

		6,312

Consumer Staples—5.6%
Bunge Ltd. (b)	10,390	878
Clorox Co.	20,406	1,267
Hansen Natural Corp. (a)(b)	30,714	1,320
Pepsi Bottling Group, Inc.	15,900	536
Wm. Wrigley Jr. Co.	15,140	837

		4,838

Energy—9.6%
Cameron International Corp. (a)	4,745	339
Grant Prideco, Inc. (a)(b)	16,708	899
National-Oilwell Varco, Inc. (a)	18,728	1,952
Newfield Exploration Co. (a)	5,290	241
Noble Corp.	3,510	342
Southwestern Energy Co. (a)	37,537	1,671
Sunoco, Inc.	12,130	967
Sunpower Corp. (a)(b)	1,640	104
Weatherford International Ltd. (a)	31,757	1,754

		8,269

	Shares	Value (000s)

Environmental Services—1.1%
Republic Services, Inc.	30,763	$943

Financial Services—7.3%
Affiliated Managers Group, Inc. (a)(b)	7,311	941
City National Corp.	8,136	619
Federated Investors, Inc.	6,850	262
IntercontinentalExchange, Inc. (a)	6,228	921
Lazard Ltd., Class A (b)	29,621	1,334
Northern Trust Corp.	22,162	1,424
Zions Bancorporation	9,657	743

		6,244

Healthcare—13.7%
Allergan, Inc.	20,590	1,187
Brookdale Senior Living, Inc. (b)	11,634	530
Celgene Corp. (a)	15,844	908
Community Health Systems, Inc. (a)	4,945	200
Coventry Health Care, Inc. (a)	7,065	407
Cytyc Corp. (a)	17,043	735
Endo Pharmaceuticals Holdings, Inc. (a)	29,887	1,023
Express Scripts, Inc. (a)	19,890	995
Forest Laboratories, Inc. (a)	1,425	65
Gen-Probe, Inc. (a)	12,025	727
Genzyme Corp. (a)	5,470	352
Health Net, Inc. (a)	5,300	280
Kyphon, Inc. (a)(b)	24,497	1,180
PDL BioPharma, Inc. (a)(b)	8,500	198
Quest Diagnostics, Inc. (b)	16,427	848
Shire Pharmaceuticals Group PLC ADR (b)	18,448	1,368
Theravance, Inc. (a)	13,918	445
United Therapeutics Corp. (a)(b)	5,325	339

		11,787

Hotels/Gaming—2.8%
Melco PBL Entertainment Macau Ltd. ADR (a)(b)	34,703	436
MGM Mirage, Inc. (a)	3,245	267
Starwood Hotels & Resorts Worldwide, Inc.	25,417	1,705

		2,408

Industrial—0.2%
AGCO Corp. (a)(b)	4,760	207

Materials & Processing—4.9%
Air Products & Chemicals, Inc.	15,893	1,277
Allegheny Technologies, Inc.	3,585	376
Ecolab, Inc.	10,545	450
Precision Castparts Corp.	15,662	1,901
Rohm & Haas Co.	3,300	181

		4,185

Technology—22.6%
Activision, Inc. (a)	70,541	1,317
Ametek, Inc.	41,024	1,628
Analog Devices, Inc.	9,435	355
Autodesk, Inc. (a)	17,670	832
BEA Systems, Inc. (a)	15,800	216
Broadcom Corp., Class A (a)	21,867	640
Citrix Systems, Inc. (a)(b)	27,885	939
Cognizant Technology Solutions Corp. (a)	15,479	1,162
Dolby Laboratories, Inc. (a)	19,075	675
Energy Conversion Devices, Inc. (a)(b)	8,939	276
F5 Networks, Inc. (a)	12,154	980
Global Payments, Inc.	27,475	1,089
Intersil Corp.	29,478	927
Maxim Integrated Products, Inc.	35,966	1,202

	Shares	Value (000s)

McAfee, Inc. (a)	19,450	$685
Microchip Technology, Inc.	27,836	1,031
National Semiconductor Corp.	36,780	1,040
Network Appliance, Inc. (a)	7,775	227
PMC-Sierra, Inc. (a)(b)	37,635	291
Salesforce.com, Inc. (a)(b)	11,580	496
SanDisk Corp. (a)(b)	25,196	1,233
SBA Communications Corp. (a)	40,351	1,355
Thermo Fisher Scientific, Inc. (a)	16,055	830

		19,426

Telecommunications—0.6%
SAVVIS, Inc. (a)	9,842	487

Total Common Stock (cost—$72,002)		84,899

SHORT-TERM INVESTMENTS—15.9%
Collateral Invested for Securities on Loan (c)—15.7%
Allianz Dresdner Daily Asset Fund (d)	13,482,626	13,483

	Principal Amount (000s)
Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $172; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $176 including accrued interest (cost—$172)	$172	172

Total Short-Term Investments (cost—$13,654)		13,655

Total Investments (cost—$85,656)—114.7%		98,554

Liabilities in excess of other assets—(14.7%)		(12,639)

Net Assets—100.0%		$85,915

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $13,145; cash collateral of $13,483 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	51

Schedule of Investments

RCM Strategic Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—88.9%
Aerospace—0.9%
General Dynamics Corp.	480	$38

Capital Goods—1.8%
Danaher Corp.	442	34
Fluor Corp.	380	42

		76

Chemicals—2.0%
Monsanto Co.	1,248	84

Commercial Services—0.5%
Pharmaceutical Product Development, Inc.	575	22

Consumer Discretionary—10.4%
Coach, Inc. (b)	693	33
CVS Corp.	2,173	79
GameStop Corp., Class A (b)	1,601	63
Gildan Activewear, Inc. (b)	1,523	52
Guess?, Inc.	690	33
J.C. Penney Co., Inc.	715	52
Nintendo Co., Ltd. (c)	82	30
Phillips-Van Heusen	658	40
Starbucks Corp. (b)	741	19
Walt Disney Co.	918	31

		432

Consumer Services—0.7%
Quanta Services, Inc. (b)	946	29

Consumer Staples—3.8%
Clorox Co.	754	47
Colgate-Palmolive Co.	658	42
Hansen Natural Corp. (b)	670	29
PepsiCo, Inc.	600	39

		157

Energy—7.8%
EOG Resources, Inc.	658	48
Peabody Energy Corp.	429	21
Schlumberger Ltd.	1,130	96
Southwestern Energy Co. (b)	893	40
Sunpower Corp. (b)	1,216	76
Valero Energy Corp.	565	42

		323

Financial Services—8.1%
Chicago Mercantile Exchange Holdings, Inc. (a)	143	77
Citigroup, Inc.	814	42
Goldman Sachs Group, Inc.	195	42
Lazard Ltd., Class A	1,095	49
Merrill Lynch & Co., Inc.	278	23
Northern Trust Corp.	505	33
U.S. Bancorp	2,127	70

		336

Healthcare—9.3%
Abbott Laboratories	680	36
Aetna, Inc.	670	33
Allergan, Inc.	750	43
Celgene Corp. (b)	700	40
Gilead Sciences, Inc. (b)	2,074	80
Merck & Co., Inc.	1,001	50
Shire Pharmaceuticals Group PLC ADR	621	46
St. Jude Medical, Inc. (a)(b)	765	32
Theravance, Inc. (b)	859	28

		388

	Shares	Value (000s)

Hotels/Gaming—1.9%
Starwood Hotels & Resorts Worldwide, Inc. (a)	1,198	$80

Industrial—1.0%
Deere & Co.	348	42

Materials & Processing—1.6%
Air Products & Chemicals, Inc.	312	25
Precision Castparts Corp.	327	40

		65

Metals & Mining—0.7%
Newmont Mining Corp.	690	27

Multi-Media—1.3%
Comcast Corp., Class A (b)	1,994	56

Oil & Gas—3.3%
Exxon Mobil Corp.	1,149	97
Transocean, Inc. (b)	390	41

		138

Technology—29.5%
Activision, Inc. (b)	1,388	26
Adobe Systems, Inc. (b)	1,042	42
American Tower Corp. (b)	1,002	42
Apple, Inc. (b)	1,891	231
Autodesk, Inc. (b)	614	29
Cerner Corp. (a)(b)	1,059	59
Chartered Semi-conductor
Manufacturing Ltd. ADR (b)	2,369	21
Cisco Systems, Inc. (b)	936	26
Cogent, Inc. (b)	2,124	31
Cognizant Technology Solutions Corp., Class A (b)	346	26
Concur Technologies, Inc. (b)	914	21
Corning, Inc. (b)	2,599	66
EMC Corp. (b)	2,456	44
Global Payments, Inc.	530	21
Google, Inc., Class A (a)(b)	259	136
Hewlett-Packard Co.	319	14
Intel Corp.	1,397	33
MEMC Electronic Materials, Inc. (b)	518	32
NVIDIA Corp. (b)	1,505	62
QUALCOMM, Inc.	858	37
Research In Motion Ltd. (b)	50	10
Riverbed Technology, Inc. (b)	716	31
Salesforce.com, Inc. (b)	1,611	69
Sun Microsystems, Inc. (b)	7,416	39
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	6	—	(d)
Texas Instruments, Inc.	1,596	60
Thermo Fisher Scientific, Inc. (b)	415	22

		1,230

Telecommunications—4.3%
AT&T, Inc.	2,371	98
China Mobile Ltd. ADR	385	21
NII Holdings, Inc., Class B (b)	478	38
Philippine Long Distance Telephone Co. ADR	362	21

		178

Total Common Stock (cost—$3,431)		3,701

EXCHANGE-TRADED FUNDS—1.0%

Oil Service HOLDRs Trust (cost—$43)	246	43

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—8.3%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $347; collateralized by Fannie Mae 5.05%, due 4/28/15, valued at $357 including accrued interest (cost—$347)	$347	$347

OPTIONS PURCHASED (b)—1.8%
	Contracts
Call Options—1.7%
Air Products & Chemicals (CBOE)
strike price $75, expires 1/17/09	8	11
AT&T, Inc. (CBOE)
strike price $35, expires 1/19/08	16	11
Autodesk, Inc. (CBOE)
strike price $40, expires 1/19/08	3	3
Clorox Co. (CBOE)
strike price $60, expires 1/19/08	9	4
Corning, Inc. (CBOE)
strike price $22.50, expires 8/18/07	8	3
Google, Inc. (CBOE)
strike price $490, expires 1/19/08	1	7
Hewlett Packard Co. (CBOE)
strike price $30, expires 1/19/08	11	17
strike price $45, expires 11/17/07	2	— (d)
Intel Corp. (CBOE)
strike price $25, expires 1/19/08	11	2
NVIDIA Corp. (CBOE)
strike price $35, expires 1/19/08	9	9
QUALCOMM, Inc. (CBOE)
strike price $40, expires 1/19/08	7	4

		71

Put Options—0.1%
Apple, Inc. (CBOE)
strike price $120, expires 1/19/08	4	5

Total Options Purchased (cost—$47)		76

Total Investments before options written (cost—$3,868)—100.0%		4,167

OPTIONS WRITTEN (b)—(0.6%)
Call Options—(0.2%)
Apple, Inc. (CBOE)
strike price $135, expires 1/19/08	2	(2)
strike price $150, expires 1/19/08	4	(3)
AT&T, Inc. (CBOE)
strike price $40, expires 1/19/08	8	(3)

52	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2007

	Contracts	Value (000s)

Cerner Corp. (CBOE)
strike price $60, expires 9/22/07	2	$—	(d)
Cognizant Technology Solutions (CBOE)
strike price $90, expires 7/21/07	1	—	(d)
Corning, Inc. (CBOE)
strike price $30, expires 1/19/08	3	—	(d)
Newmont Mining Corp. (CBOE)
strike price $42.50, expires 9/22/07	1	—	(d)

		(8)

Put Options—(0.4%)
Air Products & Chemicals (CBOE)
strike price $65, expires 1/17/09	8	(2)
American Tower Corp. (CBOE)
strike price $32.50, expires 1/19/08	2	—	(d)
Apple, Inc. (CBOE)
strike price $75, expires 1/19/08	3	—	(d)
strike price $80, expires 1/19/08	1	—	(d)
strike price $105, expires 1/19/08	4	(2)
AT&T, Inc. (CBOE)
strike price $30, expires 1/19/08	16	—	(d)
Autodesk, Inc. (CBOE)
strike price $35, expires 1/19/08	4	—	(d)
strike price $37.50, expires 10/20/07	5	—	(d)
Cisco Systems, Inc. (CBOE)
strike price $22.50, expires 1/19/08	3	—	(d)
strike price $23.75, expires 1/17/09	15	(3)
strike price $25, expires 1/19/08	6	(1)
Corning, Inc. (CBOE)
strike price $20, expires 8/18/07	9	—	(d)
Google, Inc. (CBOE)
strike price $430, expires 1/19/08	1	(1)
Hewlett Packard Co. (CBOE)
strike price $37.50, expires 11/17/07	8	—	(d)
strike price $40, expires 8/18/07	2	—	(d)
strike price $40, expires 11/17/07	5	(1)
Intel Corp. (CBOE)
strike price $17.50, expires 1/19/08	15	—	(d)
strike price $20, expires 1/19/08	11	(1)
Monsanto Co. (CBOE)
strike price $45, expires 7/21/07	2	—	(d)
Newmont Mining Corp. (CBOE)
strike price $37.50, expires 9/22/07	1	—	(d)
NVIDIA Corp. (CBOE)
strike price $27.50, expires 1/19/08	14	(1)

	Contracts	Value (000s)

Oil Service HOLDRs Trust (CBOE)
strike price $135, expires 7/21/07	7	$— (d)
QUALCOMM, Inc. (CBOE)
strike price $35, expires 7/21/07	7	— (d)
strike price $35, expires 1/19/08	8	(1)
Starbucks Corp. (CBOE)
strike price $30, expires 1/19/08	12	(5)

		(18)

Total Options Written (premiums received—$43)		(26)

Total Investments net of options written (cost—$3,825)—99.4%		4,141

Other assets less liabilities—0.6%		25

Net Assets—100.0%		$4,166

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Securities with an aggregate value of $30, representing 0.72% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

(d) Amount less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	53

Statements of Assets and Liabilities

June 30, 2007
Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NACM Growth Fund

Assets:
Investments, at value	$1,828,648	$55,124	$1,706,829	$24,685
Investments in Affiliates, at value	—	—	—	—
Cash	11,790	1	—	—
Security lending interest receivable (net)	20	—	58	—
Receivable for investments sold	22,497	—	—	—
Receivable for Fund shares sold	1,788	112	1,434	15
Dividends and interest receivable (net of foreign taxes)	1,100	17	280	13
Dividends and interest receivable from Affiliates	—	—	—	—
Manager reimbursement receivable	—	—	—	—
Other assets	—	—	—	—
	1,865,843	55,254	1,708,601	24,713

Liabilities:
Payable to for investments purchased	32,010	—	2,470	—
Overdraft due to custodian	—	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	3,635	78	3,029	140
Payable for collateral for securities on loan	184,503	—	365,631	—
Investment advisory fee payable	617	20	498	10
Administration fees payable	392	12	324	8
Distribution fees payable	235	1	165	8
Servicing fees payable	145	1	120	5
Payable for organization expense	—	—	—	—
	221,537	112	372,237	171
Net Assets	$1,644,306	$55,142	$1,336,364	$24,542

Net Assets Consist of:
Paid-in-capital	$1,351,096	$51,258	$1,075,800	$22,331
Undistributed (dividends in excess of) net investment income	4,140	64	—	—
Accumulated net realized gain (loss)	67,292	(398)	77,186	575
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	221,778	4,218	183,378	1,636
	$1,644,306	$55,142	$1,336,364	$24,542

Net Assets:
Class D	$38,714	$1,225	$27,561	$1,019
Other Classes	$1,605,592	$53,917	$1,308,803	$23,523

Shares Issued and Outstanding:
Class D	1,856	117	966	67
Other Classes	76,519	5,121	45,872	1,583

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class D	$20.85	$10.47	$28.53	$15.18

Cost of Investments	$1,606,870	$50,906	$1,523,451	$23,049
Cost of Investments in Affiliates	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

54	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NACM Income & Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Core Equity Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Opportunity Fund

$21,942	$43,939	$9,367,996	$591,311	$16,490	$6,271,999	$8,063	$71,874	$683,641	$329,908
—	6,100	71,000	33,100	—	118,141	—	3,767	—	—
—	1	—	1	—	42	—	1	1	159
—	—	60	2	—	577	—	1	12	54
207	—	40,491	—	—	26,661	—	9	—	2,413
17	51	54,542	8,066	205	6,303	—	132	476	361
181	115	24,508	1,002	29	4,839	10	96	313	51
—	—	—	—	—	680	—	—	—	—
106	—	—	—	54	—	—	—	—	—
—	—	—	—	—	—	—	—	—	3
22,453	50,206	9,558,597	633,482	16,778	6,429,242	8,073	75,880	684,443	332,949

671	—	84,394	12,441	—	15,522	15	—	—	2,469
11	—	—	—	—	—	—	—	—	—
113	—	—	—	—	—	—	376	—	—
—	100	12,156	3,667	—	7,844	—	176	1,126	538
—	6,100	783,090	33,100	—	1,610,045	—	4,267	105,439	68,607
11	23	3,131	204	8	2,323	3	35	238	138
5	13	2,083	161	4	1,229	2	23	188	81
—	9	1,471	81	2	736	—	23	282	100
—	6	1,351	80	2	607	1	14	118	48
106	—	—	—	54	—	—	—	—	—
917	6,251	887,676	49,734	70	1,638,306	21	4,914	107,391	71,981
$21,536	$43,955	$8,670,921	$583,748	$16,708	$4,790,936	$8,052	$70,966	$577,052	$260,968

$20,788	$31,801	$7,554,028	$527,796	$15,724	$3,259,900	$6,595	$76,535	$617,921	$199,939
(68)	498	5,475	136	7	57,350	51	1	(58)	—
846	10,318	276,908	11,178	145	230,282	337	(9,896)	(136,877)	24,243
(30)	1,338	834,510	44,638	832	1,243,404	1,069	4,326	96,066	36,786
$21,536	$43,955	$8,670,921	$583,748	$16,708	$4,790,936	$8,052	$70,966	$577,052	$260,968

$15	$9,566	$698,390	$71,678	$152	$5,368	$74	$451	$9,104	$13
$21,521	$34,389	$7,972,531	$512,070	$16,556	$4,785,568	$7,978	$70,515	$567,948	$260,955

1	477	38,073	3,459	9	151	6	48	365	1
1,383	1,730	434,588	24,745	947	137,568	627	7,567	23,306	9,974

$15.55	$20.06	$18.34	$20.72	$17.46	$35.49	$12.71	$9.47	$24.94	$24.49

$21,996	$42,601	$8,533,486	$546,673	$15,658	$5,034,220	$6,994	$67,608	$587,576	$293,122
$—	$6,100	$71,000	$33,100	$—	$112,516	$—	$3,767	$—	$—
$137	$—	$—	$—	$—	$—	$—	$436	$—	$—

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	55

Statements of Assets and Liabilities  (Cont.)

June 30, 2007
Amounts in thousands, except per share amounts	OCC Renaissance Fund	OCC Target Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

Assets:
Investments, at value	$2,705,139	$890,977	$1,901,739	$540,744	$85,071	$4,167
Investment in Affiliates, at value	8,000	—	34,854	6,542	13,483	—
Cash	—	—	—	—	117	21
Foreign currency, at value	—	—	—	—	—	1
Security lending interest receivable (net)	53	101	12	3	3	—
Receivable for investments sold	27,309	10,387	—	6,455	1,222	255
Receivable for Fund shares sold	618	136	735	534	99	—
Dividends and interest receivable (net of foreign taxes)	2,786	53	1,649	465	39	2
Other assets	—	2	—	—	—	—
	2,743,905	901,656	1,938,989	554,743	100,034	4,446

Liabilities:
Payable to for investments purchased	33,087	6,782	—	7,011	565	249
Overdraft due to custodian	8	—	—	—	—	—
Options written, at value	—	—	—	3,262	—	26
Payable for Fund shares redeemed	16,143	1,741	3,660	189	13	—
Payable for collateral for securities on loan	525,634	219,157	66,853	9,542	13,483	—
Investment advisory fee payable	1,009	304	707	199	34	4
Administration fees payable	692	217	582	124	19	1
Distribution fees payable	782	300	560	26	3	—
Servicing fees payable	431	136	347	25	2	—
Payable to securities lending agent	—	3,540	—	—	—	—
	577,786	232,177	72,709	20,378	14,119	280
Net Assets	$2,166,119	$669,479	$1,866,280	$534,365	$85,915	$4,166

Net Assets Consist of:
Paid-in-capital	$1,670,280	$488,833	$1,455,017	$414,791	$94,013	$3,819
Undistributed (dividends in excess of) net investment income	2	—	8,068	1,800	—	—
Accumulated net realized gain (loss)	348,510	27,610	242,286	25,529	(20,996)	33
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	147,327	153,036	160,909	92,245	12,898	314
	$2,166,119	$669,479	$1,866,280	$534,365	$85,915	$4,166

Net Assets:
Class D	$33,563	$1,064	$138,150	$42,306	$973	$26
Other Classes	$2,132,556	$668,415	$1,728,130	$492,059	$84,942	$4,140

Shares Issued and Outstanding:
Class D	1,484	43	7,551	2,818	334	2
Other Classes	100,958	29,941	96,133	32,337	28,394	255

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class D	$22.61	$24.98	$18.30	$15.03	$2.91	$16.18

Cost of Investments	$2,557,814	$737,941	$1,740,830	$448,210	$72,173	$3,868
Cost of Investment in Affiliates	$8,000	$—	$34,854	$6,542	$13,483	—
Cost of Foreign Currency	$(7)	$—	$—	$—	$—	$1
Premiums Received for Options Written	$—	$—	$—	$2,974	$—	$43

56	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Statements of Operations

Year Ended June 30, 2007
Amounts in thousands	CCM Capital Appreciation Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund	NACM Growth Fund	NACM Income & Growth Fund†	NFJ All-Cap Value Fund

Investment Income:
Interest	$2,319	$73	$1,589	$23	$219	$199
Dividends, net of foreign withholding taxes	17,552	168	11,359	151	184	1,284
Dividends from investments in Affiliates	—	—	—	—	—	—
Security lending income (net)	266	—	734	—	—	6
Miscellaneous income	36	—	45	—	2	—
Total Income	20,173	241	13,727	174	405	1,489

Expenses:
Investment advisory fees	6,975	107	5,921	68	45	367
Administration fees	4,461	62	3,882	54	18	180
Servicing fees — Class D	91	1	71	1	—	20
Distribution and/or servicing fees — Other Classes	4,322	5	3,538	85	—	139
Trustees’ fees	113	1	96	1	—	4
Interest expense	1	—	11	1	—	4
Shareholder communications expense	70	—	57	1	—	3
Organization expense	—	—	—	—	106	—
Tax expense	—	—	—	—	—	2
Total Expenses	16,033	176	13,576	211	169	719
Reimbursement from Adviser	—	—	—	—	(106)	—
Net Expenses	16,033	176	13,576	211	63	719
Net Investment Income (Loss)	4,140	65	151	(37)	342	770

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	67,795	251	78,495	670	961	10,694
Options written	—	—	—	—	(192)	—
Net change in unrealized appreciation/depreciation of:
Investments	138,780	3,701	95,740	1,497	(54)	(2,084)
Options written	—	—	—	—	24	—
Net Realized and Changes in Unrealized Gain (Loss)	206,575	3,952	174,235	2,167	739	8,610
Net Increase in Net Assets Resulting from Investment Operations	$210,715	$4,017	$174,386	$2,130	$1,081	$9,380
†	For the period February 28, 2007 (commencement of operations) through June 30, 2007.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	57

Statements of Operations  (Cont.)

Year Ended June 30, 2007
Amounts in thousands	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Core Equity Fund

Investment Income:
Interest	$19,174	$953	$24	$11,264	$14
Dividends, net of foreign withholding taxes	158,977	7,195	287	138,657	100
Dividends from investments in Affiliates	—	—	—	2,718	—
Security lending income (net)	670	24	—	4,279	—
Miscellaneous income	16	1	—	119	—
Total Income	178,837	8,173	311	157,037	114

Expenses:
Investment advisory fees	24,393	1,345	39	25,782	32
Administration fees	16,984	1,061	23	13,711	21
Servicing fees — Class D	1,072	68	—	13	—
Distribution and/or servicing fees — Other Classes	22,751	1,106	16	15,546	8
Dividends on securities sold short	—	—	—	—	—
Trustees’ fees	384	21	1	317	1
Interest expense	—	—	—	—	—
Shareholder communications expense	230	12	—	190	—
Organization expense	—	—	54	—	—
Tax expense	—	9	—	—	—
Total Expenses	65,814	3,622	133	55,559	62
Reimbursement from Adviser	—	—	(54)	—	—
Net Expenses	65,814	3,622	79	55,559	62
Net Investment Income (Loss)	113,023	4,551	232	101,478	52

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	298,751	13,481	148	299,261	342
Options written	—	—	—	—	—
Securities sold short	—	—	—	—	—
Foreign currency transactions	—	—	—	(3)	—
Payments from Affiliates**	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	674,262	36,681	832	421,119	933
Investments in Affiliates	—	—	—	18,309	—
Options written	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—
Net Realized and Changes in Unrealized Gain	973,013	50,162	980	738,686	1,275
Net Increase in Net Assets Resulting from Investment Operations	$1,086,036	$54,713	$1,212	$840,164	$1,327
**	See Note 10.

58	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Opportunity Fund	OCC Renaissance Fund	OCC Target Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$113	$633	$101	$1,115	$273	$1,103	$296	$71	$17
1,028	4,729	154	35,440	2,935	40,524	6,316	516	31
—	—	—	—	—	—	—	—	—
5	87	531	595	1,073	235	42	17	—
—	—	—	5	—	37	—	—	—
1,146	5,449	786	37,155	4,281	41,899	6,654	604	48

406	2,707	1,637	13,833	3,558	8,613	2,454	422	37
266	2,149	955	9,020	2,538	7,126	1,547	240	10
2	4	—	99	3	437	120	2	—
424	4,659	1,718	15,797	5,126	10,716	536	67	2
—	—	—	—	—	—	—	—	1
5	40	19	178	48	142	40	6	—
17	7	13	—	44	—	—	33	—
3	24	12	107	29	89	24	4	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	1	—	—
1,123	9,590	4,354	39,034	11,346	27,123	4,722	774	50
—	—	—	—	—	—	—	—	—
1,123	9,590	4,354	39,034	11,346	27,123	4,722	774	50
23	(4,141)	(3,568)	(1,879)	(7,065)	14,776	1,932	(170)	(2)

8,478	65,539	41,448	468,225	86,424	299,991	35,085	6,677	366
73	—	—	—	—	—	82	—	32
—	—	—	—	—	—	—	—	(27)
—	(2)	—	(91)	—	(150)	—	—	—
4	32	—	—	—	—	—	—	—

4,199	53,831	16,976	(33,055)	69,524	75,879	46,038	10,171	286
—	—	—	—	—	—	—	—	—
210	—	—	—	—	—	(289)	—	11
—	(2)	—	13	—	—	—	—	—
12,964	119,398	58,424	435,092	155,948	375,720	80,916	16,848	668
$12,987	$115,257	$54,856	$433,213	$148,883	$390,496	$82,848	$16,678	$666

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	59

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Focused Growth Fund		CCM Mid-Cap Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006	For the period July 5, 2006 to June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,140	$2,864	$65	$20	$151	$(121)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	67,795	142,214	251	659	78,495	170,551
Payments from Affiliates**	—	—	—	—	—	806
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	138,780	(39,151)	3,701	60	95,740	(36,988)
Net increase resulting from investment operations	210,715	105,927	4,017	739	174,386	134,248

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(50)	(22)	(1)	—	—	—
Other Classes	(2,606)	(1,196)	(13)	(10)	—	—
Net realized capital gains
Class D	(2,467)	—	(5)	—	(2,839)	—
Other Classes	(102,675)	—	(96)	—	(131,816)	—
Total Dividends and Distributions to Shareholders	(107,798)	(1,218)	(115)	(10)	(134,655)	—

Fund Share Transactions:
Shares sold
Class D	10,993	20,588	1,240	—	6,069	25,649
Other Classes	424,598	635,142	50,376	2,874	299,149	735,202
Issued in reinvestment of dividends and distributions
Class D	2,397	21	6	—	2,730	—
Other Classes	84,780	1,077	109	10	120,748	—
Cost of shares redeemed
Class D	(11,427)	(4,579)	(119)	—	(12,974)	(61,645)
Other Classes	(434,551)	(309,834)	(4,972)	(2,470)	(525,719)	(396,896)
Net increase (decrease) from Fund share transactions	76,790	342,415	46,640	414	(109,997)	302,310

Fund Redemption Fees	10	26	—	—	24	44

Total Increase (Decrease) in Net Assets	179,717	447,150	50,542	1,143	(70,242)	436,602

Net Assets:
Beginning of year	1,464,589	1,017,439	4,600	3,457	1,406,606	970,004
End of year*	$1,644,306	$1,464,589	$55,142	$4,600	$1,336,364	$1,406,606
* Including undistributed (dividends in excess of) net investment income of:	$4,140	$2,707	$64	$13	$—	$—
**	See Note 10.

60	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NACM Growth Fund		NACM Income & Growth Fund	NFJ All-Cap Value Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	For the period February 28, 2007 to June 30, 2007	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

$(37)	$(10)	$342	$770	$456	$113,023	$32,005	$4,551	$1,203

670	319	769	10,694	2,128	298,751	73,841	13,481	4,449
—	—	—	—	—	—	—	—	—

1,497	14	(30)	(2,084)	3,450	674,262	101,613	36,681	5,322

2,130	323	1,081	9,380	6,034	1,086,036	207,459	54,713	10,974

—	—	—	(83)	(1)	(10,170)	(873)	(507)	(12)
—	—	(291)	(528)	(169)	(96,843)	(33,156)	(4,005)	(1,077)

(15)	(1)	—	(190)	(17)	(7,092)	(306)	(477)	(3)
(298)	(306)	(42)	(1,143)	(1,633)	(78,226)	(18,966)	(5,063)	(1,601)
(313)	(307)	(333)	(1,944)	(1,820)	(192,331)	(53,301)	(10,052)	(2,693)

1,386	3	15	8,283	2,849	691,239	73,706	70,618	6,051
20,428	3,008	20,441	14,424	12,736	5,477,452	1,603,736	397,524	77,326

15	1	—	270	14	16,492	1,136	864	15
188	252	332	1,572	1,711	140,401	39,781	6,130	2,166

(460)	—	—	(2,982)	(168)	(156,063)	(10,776)	(9,658)	(18)
(2,855)	(2,959)	—	(34,768)	(11,667)	(844,228)	(206,408)	(51,930)	(23,250)
18,702	305	20,788	(13,201)	5,475	5,325,293	1,501,175	413,548	62,290

1	—	—	—	1	69	75	12	9

20,520	321	21,536	(5,765)	9,690	6,219,067	1,655,408	458,221	70,580

4,022	3,701	—	49,720	40,030	2,451,854	796,446	125,527	54,947
$24,542	$4,022	$21,536	$43,955	$49,720	$8,670,921	$2,451,854	$583,748	$125,527

$—	$—	$(68)	$498	$337	$5,475	$—	$136	$106

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	61

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund		OCC Core Equity Fund

	For the period August 22, 2006 to June 30, 2007	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$232	$101,478	$72,809	$52	$30
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	148	299,258	394,798	342	165
Net realized gain (loss) on investments in Affiliates	—	—	13,935	—	—
Payments from Affiliates**	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	832	421,119	53,123	933	38
Net change in unrealized appreciation/depreciation of investments in Affiliates	—	18,309	(22,540)	—	—
Net increase resulting from investment operations	1,212	840,164	512,125	1,327	233

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(2)	(87)	(85)	—	—
Other Classes	(223)	(71,415)	(62,913)	(25)	(14)
Net realized capital gains
Class D	—	(386)	(411)	—	—
Other Classes	(3)	(318,772)	(297,766)	(104)	(39)
Total Dividends and Distributions to Shareholders	(228)	(390,660)	(361,175)	(129)	(53)

Fund Share Transactions:
Shares sold
Class D	142	541	426	57	—
Other Classes	15,890	1,003,588	1,064,615	1,895	1,695
Issued in reinvestment of dividends and distributions
Class D	2	458	485	—	—
Other Classes	199	325,290	296,830	126	53
Cost of shares redeemed
Class D	—	(1,338)	(1,307)	—	—
Other Classes	(509)	(1,010,266)	(983,352)	(186)	(45)
Net increase (decrease) from Fund share transactions	15,724	318,273	377,697	1,892	1,703

Fund Redemption Fees	—	18	127	—	—

Total Increase (Decrease) in Net Assets	16,708	767,795	528,774	3,090	1,883

Net Assets:
Beginning of year	—	4,023,141	3,494,367	4,962	3,079
End of year*	$16,708	$4,790,936	$4,023,141	$8,052	$4,962
* Including undistributed (dividends in excess of) net investment income of:	$7	$57,350	$40,768	$51	$24
**	See Note 10.

62	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

OCC Equity Premium Strategy		OCC Growth Fund		OCC Opportunity Fund			OCC Renaissance Fund		OCC Target Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	For the period January 12, 2007 to June 30, 2007	Year Ended June 30, 2006		Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

$23	$3	$(4,141)	$(4,716)	$(3,568)		$(3,751)	$(1,879)	$(3,298)	$(7,065)	$(9,701)
8,551	13,016	65,537	121,482	41,448		51,394	468,134	367,771	86,424	163,413
—	—	—	—	—		—	—	40,043	—	—
4	—	32	—	—		283	—	5,075	—	191
4,409	(7,550)	53,829	(61,500)	16,976		(14,170)	(33,042)	(150,391)	69,524	(77,050)

—	—	—	—	—		—	—	—	—	—
12,987	5,469	115,257	55,266	54,856		33,756	433,213	259,200	148,883	76,853

—	—	—	—	—		—	—	—	—	—
—	(12)	—	—	—		—	—	—	—	—

(33)	(35)	—	—	—		—	(5,369)	(12,472)	—	—
(4,336)	(2,385)	—	—	(5,923)		—	(339,903)	(644,775)	—	—
(4,369)	(2,432)	—	—	(5,923)		—	(345,272)	(657,247)	—	—

337	276	8,787	63	15		—	1,912	4,398	243	83
16,949	12,584	45,654	26,197	35,686		36,005	181,333	448,026	35,485	35,294

32	35	—	—	—		—	5,165	11,937	—	—
3,695	2,104	—	—	4,958		—	276,292	517,378	—	—

(959)	(333)	(336)	(78)	(3)		—	(22,344)	(80,626)	(536)	(138)
(25,232)	(25,769)	(121,963)	(167,607)	(84,249)		(70,457)	(1,045,023)	(2,715,324)	(176,938)	(265,507)
(5,178)	(11,103)	(67,858)	(141,425)	(43,593)		(34,452)	(602,665)	(1,814,211)	(141,746)	(230,268)

1	1	2	4	1		19	12	106	14	7

3,441	(8,065)	47,401	(86,155)	5,341		(677)	(514,712)	(2,212,152)	7,151	(153,408)

67,525	75,590	529,651	615,806	255,627		256,304	2,680,831	4,892,983	662,328	815,736
$70,966	$67,525	$577,052	$529,651	$260,968		$255,627	$2,166,119	$2,680,831	$669,479	$662,328

$1	$1	$(58)	$2	$(3,568)	$		$2	$1	$—	$—

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	63

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	OCC Value Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$14,776	$15,899
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	299,841	180,960
Net realized gain (loss) on investments in Affiliates	—	—
Payments from Affiliates**	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	75,879	(15,043)
Net change in unrealized appreciation/depreciation of investments in Affiliates	—	—
Net increase (decrease) resulting from investment operations	390,496	181,816

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(2,579)	(2,006)
Other Classes	(14,922)	(14,495)
Net realized capital gains
Class D	(13,904)	(27,924)
Other Classes	(121,019)	(275,036)
Total Dividends and Distributions to Shareholders	(152,424)	(319,461)

Fund Share Transactions:
Shares sold
Class D	66,081	15,953
Other Classes	189,385	214,802
Issued in reinvestment of dividends and distributions
Class D	15,767	29,000
Other Classes	113,135	235,707
Cost of shares redeemed
Class D	(119,857)	(167,699)
Other Classes	(471,512)	(1,087,476)
Net increase (decrease) from Fund share transactions	(207,001)	(759,713)

Fund Redemption Fees	9	37

Total Increase (Decrease) in Net Assets	31,080	(897,321)

Net Assets:
Beginning of year	1,835,200	2,732,521
End of year*	$1,866,280	$1,835,200
* Including undistributed (dividends in excess of) net investment income of:	$8,068	$10,943
**	See Note 10.

64	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Strategic Growth Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

$1,932	$1,412	$(170)	$(250)	$(2)	$(2)
35,167	41,654	6,677	20,414	371	(338)
—	—	—	—	—	—
—	—	—	626	—	—

45,749	(2,480)	10,171	(5,403)	297	17
—	—	—	—	—	—
82,848	40,586	16,678	15,387	666	(323)

—	(8)	—	—	—	—
(1,300)	(1,350)	—	—	—	—

(2,476)	—	(180)	—	—	—
(24,821)	—	(15,235)	—	—	—
(28,597)	(1,358)	(15,415)	—	—	—

2,872	11,919	68	247	14	16
101,939	161,661	9,040	20,787	378	3,457

2,434	7	67	—	—	—
24,508	1,251	14,713	—	—	—

(21,536)	(19,473)	(256)	(111)	(7)	—
(179,529)	(153,352)	(52,664)	(45,854)	(35)	—
(69,312)	2,013	(29,032)	(24,931)	350	3,473

9	6	—	2	—	—

(15,052)	41,247	(27,769)	(9,542)	1,016	3,150

549,417	508,170	113,684	123,226	3,150	—
$534,365	$549,417	$85,915	$113,684	$4,166	$3,150

$1,800	$1,167	$—	$—	$—	$—

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	65

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
CCM Capital Appreciation Fund
Class D
6/30/2007	$19.58	$0.04	$2.63	$2.67	$(0.03)
6/30/2006	17.83	0.04	1.73	1.77	(0.02)
6/30/2005	16.19	0.07	1.65	1.72	(0.08)
6/30/2004	13.95	(0.01)	2.25	2.24	—
6/30/2003	14.56	(0.01)	(0.60)	(0.61)	—
CCM Focused Growth Fund
Class D
7/5/2006† - 6/30/2007	$9.30	$(0.01)	$1.36	$1.35	$(0.04)
CCM Mid-Cap Fund
Class D
6/30/2007	$27.73	$(0.01)	$3.68	$3.67	$—
6/30/2006	24.61	(0.01)	3.13	3.12	—
6/30/2005	21.38	(0.02)	3.25	3.23	—
6/30/2004	17.38	(0.06)	4.06	4.00	—
6/30/2003	17.84	(0.06)	(0.40)	(0.46)	—
NACM Growth Fund
Class D
6/30/2007	$12.88	$0.02	$2.62	$2.64	$—
6/30/2006	12.72	0.01	1.16	1.17	—
6/30/2005	11.93	0.01	1.07	1.08	—
6/30/2004	11.21	(0.07)	0.92	0.85	—
7/19/2002† - 6/30/2003	10.00	(0.04)	1.25	1.21	—
NACM Income & Growth Fund
Class D
2/28/2007† - 6/30/2007	$15.00	$0.23	$0.55	$0.78	$(0.20)
NFJ All-Cap Value Fund
Class D
6/30/2007	$17.41	$0.25	$2.98	$3.23	$(0.18)
6/30/2006	15.81	0.14	2.16	2.30	(0.05)
6/30/2005	15.29	0.09	1.24	1.33	—
6/30/2004	12.38	0.02	3.33	3.35	(0.02)
7/19/2002† - 6/30/2003	10.00	0.06	2.52	2.58	(0.03)
NFJ Dividend Value Fund
Class D
6/30/2007	$15.38	$0.39	$3.21	$3.60	$(0.35)
6/30/2006	13.75	0.36	1.90	2.26	(0.41)
6/30/2005	12.53	0.31	1.37	1.68	(0.31)
6/30/2004	10.51	0.30	2.05	2.35	(0.24)
6/30/2003	11.32	0.27	(0.28)	(0.01)	(0.30)
NFJ Large-Cap Value Fund
Class D
6/30/2007	$17.73	$0.32	$3.37	$3.69	$(0.29)
6/30/2006	16.04	0.31	2.08	2.39	(0.33)
6/30/2005	14.63	0.23	1.95	2.18	(0.19)
6/30/2004	12.23	0.18	2.38	2.56	(0.16)
7/19/2002† - 6/30/2003	11.07	0.22	1.39	1.61	(0.19)
*	Annualized
†	Commencement of Operation.
(a)	Calculated on average shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 9.69%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 7.71%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Amount is less than $0.01 per share.

66	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.37)	$(1.40)	$—	(e)	$20.85		14.18%	$38,714	1.08%		0.22%	150%
—	(0.02)	—	(e)	19.58		9.91	34,210	1.12		0.20	161
—	(0.08)	—		17.83		10.65	16,394	1.11		0.43	137
—	—	—		16.19		16.06	4,103	1.11		(0.05)	148
—	—	—		13.95		(4.19)	3,780	1.10		(0.07)	161

$(0.14)	$(0.18)	$—	(e)	$10.47		14.16%	$1,225	1.11	%*	(0.06)%*	106%

$(2.87)	$(2.87)	$—	(e)	$28.53		14.55%	$27,561	1.09%		(0.05)%	164%
—	—	—	(e)	27.73	(h)	12.68 (h)	30,758	1.11		(0.04)	174
—	—	—		24.61		15.11	60,353	1.11		(0.07)	140
—	—	—		21.38		23.01	17,933	1.10		(0.29)	165
—	—	—		17.38		(2.58)	10,333	1.11		(0.35)	155

$(0.34)	$(0.34)	$—	(e)	$15.18		20.73%	$1,019	1.17%		0.12%	168%
(1.01)	(1.01)	—	(e)	12.88		9.37	17	1.16	(g)	0.09	152
(0.29)	(0.29)	—		12.72		9.05	13	1.23	(d)	0.12	274
(0.13)	(0.13)	—		11.93		7.62	12	1.25		(0.55)	160
—	—	—		11.21		12.10	11	1.25	*(c)	(0.42)*	167

$(0.03)	$(0.23)	$—	(e)	$15.55		5.08%	$15	1.31	%*(i)	4.52%*	127%

$(0.40)	$(0.58)	$—	(e)	$20.06		18.69%	$9,566	1.33%		1.33%	122%
(0.65)	(0.70)	—	(e)	17.41		14.74	2,947	1.32	(f)	0.80	55
(0.83)	(0.83)	0.02		15.81		8.74	216	1.37	(d)	0.54	150
(0.42)	(0.44)	—		15.29		27.33	74	1.40		0.16	145
(0.17)	(0.20)	—		12.38		26.01	15	1.41	*(b)	0.55 *	173

$(0.29)	$(0.64)	$—	(e)	$18.34		23.75%	$698,390	1.05%		2.25%	29%
(0.22)	(0.63)	—	(e)	15.38		16.72	78,984	1.10		2.42	26
(0.15)	(0.46)	—		13.75		13.50	11,863	1.12	(d)	2.28	30
(0.09)	(0.33)	—		12.53		22.53	546	1.20		2.48	36
(0.50)	(0.80)	—		10.51		0.43	42	1.20		2.82	43

$(0.41)	$(0.70)	$—	(e)	$20.72		21.08%	$71,678	1.11%		1.64%	26%
(0.37)	(0.70)	—	(e)	17.73		15.22	6,128	1.17		1.79	32
(0.59)	(0.78)	0.01		16.04		15.22	49	1.18	(d)	1.50	35
—	(0.16)	—		14.63		21.02	29	1.20		1.30	99
(0.26)	(0.45)	—		12.23		(3.55)	59	1.20	*	2.02 *	54
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(h)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.71 and 12.61%, respectively.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	67

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NFJ Mid-Cap Value Fund
Class D
8/22/2006† - 6/30/2007	$15.00	$0.29	$2.54	$2.83	$(0.36)
NFJ Small-Cap Value Fund
Class D
6/30/2007	$32.07	$0.79	$5.70	$6.49	$(0.55)
6/30/2006	30.76	0.62	3.65	4.27	(0.49)
6/30/2005	27.72	0.52	4.51	5.03	(0.39)
6/30/2004	21.92	0.49	5.81	6.30	(0.27)
6/30/2003	21.85	0.41	(0.06)	0.35	(0.23)
OCC Core Equity Fund
Class D
6/30/2007	$10.86	$0.07	$1.99	$2.06	$(0.04)
6/30/2006	10.25	0.05	0.70	0.75	(0.01)
3/31/2005† - 6/30/2005	10.00	0.02	0.23	0.25	—
OCC Equity Premium Strategy Fund
Class D
6/30/2007	$8.29	$0.03	$1.73	$1.76	$—
6/30/2006	7.91	0.03	0.65	0.68	— (j)
6/30/2005	7.58	0.07	0.35	0.42	(0.09)
6/30/2004	6.51	0.08	1.09	1.17	(0.10)
6/30/2003	6.98	0.08	(0.45)	(0.37)	(0.10)
OCC Growth Fund
Class D
6/30/2007	$20.00	$(0.01)	$4.95	$4.94	$—
6/30/2006	18.16	(0.03)	1.87	1.84	—
6/30/2005	17.61	0.02	0.53	0.55	—
6/30/2004	14.76	(0.05)	2.90	2.85	—
6/30/2003	16.00	(0.03)	(1.21)	(1.24)	—
OCC Opportunity Fund
Class D
1/12/2007† - 6/30/2007	$22.36	$(0.10)	$2.23	$2.13	$—
OCC Renaissance Fund
Class D
6/30/2007	$21.65	$0.07	$4.05	$4.12	$—
6/30/2006	24.37	0.06	1.45	1.51	—
6/30/2005	24.78	(0.01)	(0.40)	(0.41)	—
6/30/2004	17.24	(0.05)	7.59	7.54	—
6/30/2003	19.16	0.01	(1.24)	(1.23)	—
OCC Target Fund
Class D
6/30/2007	$19.71	$(0.12)	$5.39	$5.27	$—
6/30/2006	17.84	(0.15)	2.02	1.87	—
6/30/2005	17.16	(0.12)	0.80	0.68	—
6/30/2004	13.34	(0.12)	3.94	3.82	—
6/30/2003	13.31	(0.08)	0.11	0.03	—
*	Annualized
†	Commencement of Operation.
(a)	Calculated on average shares outstanding during the period.
(b)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 1.17%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.12%.
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.58 and 19.11%, respectively.
(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.35 and (1.72)%, respectively.
(h)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.08%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.14 and 3.04%, respectively.

68	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.01)	$(0.37)	$—	(j)	$17.46		19.05%		$152	1.26	%*(o)	2.03%*	34%

$(2.52)	$(3.07)	$—	(j)	$35.49		21.24%		$5,368	1.22%		2.38%	27%
(2.47)	(2.96)	—	(j)	32.07		14.51		5,182	1.25		1.95	32
(1.60)	(1.99)	—		30.76		18.53		5,343	1.26	(c)	1.81	20
(0.23)	(0.50)	—		27.72		29.04		5,016	1.26		1.95	30
(0.05)	(0.28)	—		21.92		1.75		2,158	1.25		1.98	20

$(0.17)	$(0.21)	$—		$12.71		19.08%		$74	1.12%		0.58%	62%
(0.13)	(0.14)	—		10.86		7.38		11	1.11	(d)	0.46	80
—	—	—		10.25		2.50		10	1.14	*(b)	0.74 *	13

$(0.58)	$(0.58)	$—	(j)	$9.47	(n)	21.84	%(n)	$451	1.28%		0.32%	135%
(0.30)	(0.30)	—	(j)	8.29		8.52		951	1.30		0.39	149
—	(0.09)	—		7.91		5.58	(k)	929	1.33	(f)	0.94	24
—	(0.10)	—		7.58		18.00		754	1.36		1.11	83
—	(0.10)	—		6.51		(5.18)		331	1.35		1.35	84

$—	$—	$—	(j)	$24.94	(n)	24.76	%(n)	$9,104	1.16%		(0.03)%	79%
—	—	—	(j)	20.00		10.08		431	1.17		(0.18)	115
—	—	—		18.16	(h)	3.12	(h)	406	1.16		0.09	39
—	—	—		17.61	(e)	19.31	(e)	184	1.16		(0.28)	71
—	—	—		14.76		(7.75)		72	1.16		(0.19)	70

$—	$—	$—	(j)	$24.49		24.84%		$13	1.32	%*	(0.92)%*	148%

$(3.16)	$(3.16)	$—	(j)	$22.61		20.32%		$33,563	1.23%		0.33%	112%
(4.23)	(4.23)	—	(j)	21.65	(l)	6.26	(l)	46,918	1.25		0.27	85
—	—	—		24.37	(g)	(1.65	)(g)	117,972	1.26	(c)	(0.05)	101
—	—	—		24.78		43.74		392,732	1.26		(0.21)	60
(0.69)	(0.69)	—		17.24		(5.90)		86,043	1.26		0.09	76

$—	$—	$—	(j)	$24.98		26.74%		$1,064	1.21%		(0.56)%	114%
—	—	—	(j)	19.71	(m)	10.48	(m)	1,131	1.22		(0.75)	134
—	—	—		17.84		3.96	(i)	1,078	1.21		(0.70)	103
—	—	—		17.16		28.64		1,393	1.21		(0.77)	96
—	—	—		13.34		0.22		1,166	1.21		(0.71)	105
(i)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.94%.
(j)	Amount is less than $0.01 per share.
(k)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.53%.
(l)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.62 and 6.12%, respectively.
(m)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.
(n)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.47%.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	69

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Value Fund
Class D
6/30/2007	$16.09	$0.19	$3.48	$3.67	$(0.22)
6/30/2006	17.23	0.17	1.19	1.36	(0.15)
6/30/2005	17.14	0.13	0.49	0.62	(0.07)
6/30/2004	12.70	0.10	4.41	4.51	(0.07)
6/30/2003	13.73	0.10	(0.55)	(0.45)	—
RCM Large-Cap Growth Fund
Class D
6/30/2007	$13.61	$0.02	$2.14	$2.16	$—
6/30/2006	12.63	— (c)	0.98	0.98	— (c)
6/30/2005	12.08	0.02	0.54	0.56	(0.01)
6/30/2004	10.84	(0.01)	1.28	1.27	(0.03)
6/30/2003	10.85	0.03	(0.01)	0.02	(0.03)
RCM Mid-Cap Fund
Class D
6/30/2007	$2.92	$(0.01)	$0.58	$0.57	$—
6/30/2006	2.61	(0.02)	0.33	0.31	—
6/30/2005	2.51	(0.01)	0.11	0.10	—
6/30/2004	2.06	(0.02)	0.47	0.45	—
6/30/2003	1.99	(0.01)	0.08	0.07	—
RCM Strategic Growth Fund
Class D
6/30/2007	$13.56	$(0.05)	$2.67	$2.62	$—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—
*	Annualized
†	Commencement of Operations
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Amount is less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 11.25%, respectively.

70	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Distribution	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.24)	$(1.46)	$—	(c)	$18.30		23.20%	$138,150	1.10%		1.10%	1.10%	95%
(2.35)	(2.50)	—	(c)	16.09		8.13	157,173	1.11		1.11	1.01	63
(0.46)	(0.53)	—		17.23	(e)	3.57 (e)	291,412	1.11	(f)	1.11	0.78	101
—	(0.07)	—		17.14		35.58	335,765	1.11		1.11	0.64	67
(0.58)	(0.58)	—		12.70		(2.73)	37,032	1.10		1.10	0.85	152

$(0.74)	$(0.74)	$—	(c)	$15.03		16.06%	$42,306	1.11%		1.11%	0.11%	54%
—	—	—	(c)	13.61		7.77	53,819	1.12		1.12	—	74
—	(0.01)	—		12.63		4.65	57,095	1.19	(b)	1.19 (b)	0.16	118
—	(0.03)	—		12.08		11.72	70,078	1.21		1.21	(0.11)	82
—	(0.03)	—		10.84		0.21	70,789	1.00		1.00	0.33	25

$(0.58)	$(0.58)	$—	(c)	$2.91		21.86%	$973	1.17%		1.17%	(0.49)%	102%
—	—	—	(c)	2.92	(d)	11.88 (d)	1,088	1.15		1.15	(0.52)	161
—	—	—		2.61		3.98	851	1.23	(b)	1.23 (b)	(0.60)	147
—	—	—		2.51		21.84	886	1.23		1.23	(0.81)	145
—	—	—		2.06		3.52	3,374	1.04		1.04	(0.70)	132

$—	$—	$—	(c)	$16.18		19.32%	$26	1.69%		1.69%	(0.35)%	177%
—	—	—	(c)	13.56		9.60 #	15	1.71	*	14.65 *	(0.64)*	113
#	Not Annualized.
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.22 and 3.52%, respectively.
(f)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	71

Notes to Financial Statements

June 30, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-five separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

Prior to November 1, 2006, OCC Equity Premium Strategy Fund, OCC Growth Fund and OCC Target Fund were sub-advised by PEA Capital LLC (“PEA”) pursuant to Portfolio Management Agreements between the Adviser and PEA. On November 1, 2006, the Adviser, PEA and Oppenheimer Capital entered into a novation agreement pursuant to which PEA was replaced by Oppenheimer Capital as sub-adviser to the aforementioned funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Trust, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Trust will be required to comply with the Interpretation by December 31, 2007. Fund Management is in the process of evaluating the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Trust’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.   Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s net asset value (“NAV”) is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more

72	Allianz Funds Annual Report	06.30.07

after the trade date. Realized gains and losses on investments sold are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund, except the NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future years is reduced by the net capital gains for the current capital year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain or loss. Realized gain (loss) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: NFJ All-Cap Value Fund—$2,334; NFJ Dividend Value Fund—$596; NFJ Mid-Cap Value Fund—$216; NFJ Small-Cap Value Fund—$211,099; OCC Core Equity Fund—$2,764; OCC Equity Premium Strategy Fund—$22,876; OCC Growth Fund—$24,454; OCC Renaissance Fund—$190,580; OCC Target Fund—$8,500; OCC Value Fund—$55,666; RCM Large-Cap Growth Fund—$30,363; and RCM Strategic Growth Fund—$565.

Options Contracts.  Certain Funds may write options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset

06.30.07	Allianz Funds Annual Report	73

Notes to Financial Statements  (Cont.)

June 30, 2007

losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  The Funds may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG, for the year ended June 30, 2007 was $1,631,008. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Funds bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bear the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under the supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
CCM Capital Appreciation Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
CCM Focused Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	N/A
CCM Mid-Cap Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NACM Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	N/A
NACM Income & Growth Fund	0.65%		0.25%	N/A	0.40%	0.40%	N/A
NFJ All-Cap Value Fund	0.65%		0.25%	0.25%	0.40%	0.40%	N/A
NFJ Dividend Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Large-Cap Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Mid-Cap Value Fund	0.60%		0.25%	N/A	0.40%	0.40%	N/A
NFJ Small-Cap Value Fund	0.60%	(3)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Core Equity Fund	0.45%		0.25%	N/A	0.40%	0.40%	N/A
OCC Equity Premium Strategy Fund	0.60%		0.25%	0.25%	0.40%	0.40%	0.40%
OCC Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	0.40%
OCC Opportunity Fund	0.65%		0.25%	0.25%	0.40%	0.40%	N/A
OCC Renaissance Fund	0.60%	(4)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Target Fund	0.55%		0.25%	0.25%	0.40%	0.40%	N/A
OCC Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Large-Cap Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Mid-Cap Fund	0.47%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Strategic Growth Fund	1.00%		0.25%	0.25%	0.40%	0.40%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion and by an additional 0.025% per annum on assets in excess of $5 billion. The total administrative fee rate for Class A, B, C, D and R shares of the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion.

74	Allianz Funds Annual Report	06.30.07

(3)

Effective January 1, 2007 the Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(4)

Effective January 1, 2007 the Fund’s advisory fee has been reduced by 0.05%, to 0.55%. In addition, effective October 1, 2007, the Fund’s advisory fee will be further reduced by 0.05%, to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.

Redemption Fees.  Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”) serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distributions fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2007, AGID received $7,170,044 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

AGIFM has agreed to waive a portion of the Funds’ advisory fees and administration fees to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to class):

	Institutional Class	Administrative Class	Class A	Class C	Class D
RCM Strategic Growth Fund	1.25%	1.50%	1.65%	2.40%	1.65%

06.30.07	Allianz Funds Annual Report	75

Notes to Financial Statements  (Cont.)

June 30, 2007

Each independent Trustee receives an annual retainer of $80,000 ($160,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting was attended by telephone). Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee and each Committee Chairman receives an additional annual retainer of $3,000.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the period ended June 30, 2007, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation Fund	$2,260,226	$2,267,491
CCM Focused Growth Fund	70,920	24,830
CCM Mid-Cap Fund	2,120,504	2,370,475
NACM Growth Fund	40,926	22,866
NACM Income & Growth Fund	42,553	22,644
NFJ All-Cap Value Fund	63,080	75,904
NFJ Dividend Value Fund	6,529,515	1,497,068
NFJ Large-Cap Value Fund	466,339	74,262
NFJ Mid-Cap Value Fund	17,076	2,366
NFJ Small-Cap Value Fund	1,098,248	1,285,069
OCC Core Equity Fund	5,971	4,250
OCC Equity Premium Strategy Fund	89,119	99,424
OCC Growth Fund	420,156	510,561
OCC Opportunity Fund	370,907	424,596
OCC Renaissance Fund	2,654,026	3,566,403
OCC Target Fund	732,389	882,395
OCC Value Fund	1,787,886	2,117,536
RCM Large-Cap Growth Fund	288,570	385,193
RCM Mid-Cap Fund	90,623	133,205
RCM Strategic Growth Fund	6,254	5,803

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were (amounts in thousands except for number of contracts):

	NACM Income & Growth Fund		OCC Equity Premium Strategy Fund		OCC Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2006	—	$—	7,540	$605	—	$—
Sales	3,042	471	33,860	3,656	1,000	282
Closing Buys	(1,672)	(295)	(6,292)	(1,640)	—	—
Exercises	—	—	(8,720)	(440)	(1,000)	(282)
Expirations	(380)	(39)	(22,173)	(1,745)	—	—
Balance at 6/30/2007	990	$137	4,215	$436	—	$—

	RCM Large-Cap Growth Fund		RCM Strategic Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2006	—	$—	60	$16
Sales	30,891	4,500	840	164
Closing Buys	(13,778)	(1,526)	(491)	(109)
Exercises	—	—	(19)	(4)
Expirations	—	—	(200)	(24)
Balance at 6/30/2007	17,113	$2,974	190	$43

76	Allianz Funds Annual Report	06.30.07

6.	FEDERAL INCOME TAX MATTERS

At June 30, 2007, the components of distributable taxable earnings were (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)
CCM Capital Appreciation	$24,063	$48,308	$—	$—	$—
CCM Focused Growth	65	27	—	422	—
CCM Mid-Cap	8,746	68,845	—	—	—
NACM Growth	419	182	—	—	—
NACM Income & Growth	810	—	24	—	—
NFJ All-Cap Value	4,528	6,295	—	—	—
NFJ Dividend Value	189,942	92,630	—	—	—
NFJ Large-Cap Value	5,823	5,722	—	—	—
NFJ Mid-Cap Value	203	—	—	—	—
NFJ Small-Cap Value	45,209	221,528	5,625	—	—
OCC Core Equity	238	156	—	—	—
OCC Equity Premium Strategy	—	—	61	9,704	—
OCC Growth	—	—	1	136,858	(26)
OCC Opportunity	14,346	11,279	—	—	—
OCC Renaissance	165,089	184,596	2	—	—
OCC Target	—	28,023	—	—	—
OCC Value	103,006	147,348	—	—	—
RCM Large-Cap Growth	1,800	25,447	(289)	—	—
RCM Mid-Cap	—	817	—	21,540	—
RCM Strategic Growth	—	45	15	—	—

(1)	Adjusted for accelerated recognition of unrealized gain (loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown above.
(3)	Capital losses realized during the period November 1, 2006 through June 30, 2007 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

At June 30, 2007, the Funds had accumulated capital losses expiring as indicated (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2008		2009		2010		2011
CCM Focused Growth	$—		$—		$—		$422
OCC Equity Premium Strategy	1,515	(1)	—		—		8,189
OCC Growth	—		1,615		807		134,436
RCM Mid-Cap	—		10,770	(1)	5,385	(1)	5,385	(1)

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

06.30.07	Allianz Funds Annual Report	77

Notes to Financial Statements  (Cont.)

June 30, 2007

At June 30, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amount in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
CCM Capital Appreciation	$1,607,808	$231,507	$(10,667)	$220,840
CCM Focused Growth	50,911	5,035	(822)	4,213
CCM Mid-Cap	1,523,857	196,861	(13,889)	182,972
NACM Growth	23,075	1,912	(302)	1,610
NACM Income & Growth	22,069	224	(351)	(127)
NFJ All-Cap Value	48,707	2,374	(1,042)	1,332
NFJ Dividend Value	8,604,675	911,755	(77,434)	834,321
NFJ Large-Cap Value	580,005	49,830	(5,424)	44,406
NFJ Mid-Cap Value	15,659	1,102	(271)	831
NFJ Small-Cap Value	5,125,842	1,344,376	(80,078)	1,264,298
OCC Core Equity	7,000	1,175	(112)	1,063
OCC Equity Premium Strategy	71,530	5,857	(1,746)	4,111
OCC Growth	587,626	99,562	(3,547)	96,015
OCC Opportunity	294,504	43,977	(8,573)	35,404
OCC Renaissance	2,566,988	212,673	(66,522)	146,151
OCC Target	738,354	158,361	(5,738)	152,623
OCC Value	1,775,684	190,890	(29,981)	160,909
RCM Large-Cap Growth	454,834	95,605	(3,153)	92,452
RCM Mid-Cap	86,187	13,181	(814)	12,367
RCM Strategic Growth	3,881	299	(13)	286

(1)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to return of capital adjustments from tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

During the year ended June 30, 2007, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
CCM Capital Appreciation	$2,656	$105,142
CCM Focused Growth	14	101
CCM Mid-Cap	13,274	121,381
NACM Growth	159	154
NACM Income & Growth	333	—
NFJ All-Cap Value	1,401	543
NFJ Dividend Value	136,815	55,515
NFJ Large-Cap Value	6,670	3,381
NFJ Mid-Cap Value	228	—
NFJ Small-Cap Value	84,089	306,571
OCC Core Equity	83	45
OCC Equity Premium Strategy	4,369	—
OCC Opportunity	—	5,923
OCC Renaissance	88,930	256,342
OCC Value	76,251	76,173
RCM Large-Cap Growth	1,300	27,297
RCM Mid-Cap	9,266	6,149

(1)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

78	Allianz Funds Annual Report	06.30.07

7.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2007: (amounts in thousands):

NFJ Small-Cap Value:

Issuer Name	Market Value 6/30/2006	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 6/30/2007	Dividend Income	Net Realized Loss
Handleman Co.*	$9,104	$—	$7,996	$—	$—	$—	$(12,252)
Iowa Telecommunications Services, Inc.*	31,748	—	—	5,625	38,141	2,718	—
Journal Register, Co.*	19,828	—	14,774	—	—	81	(20,084)
Totals	$60,680	$—	$22,770	$5,625	$38,141	$2,799	$(32,336)

*	Not affiliated at June 30, 2007

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2007. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the current year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Handleman Co.*	—%	$—	—%
Iowa Telecommunications Services, Inc.	5.29%	32,516	0.80%
Journal Register, Co.*	—%	—	—%
		$32,516	0.80%

*	Not affiliated at June 30, 2007

8.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Focused Growth Fund				CCM Mid-Cap Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	563	$10,993	1,058	$20,588	127	$1,240	—	$—	228	$6,069	981	$25,649
Other Classes	21,322	424,598	32,669	635,142	5,113	50,376	312	2,874	11,112	299,149	27,360	735,202
Issued in reinvestment of dividends and distributions
Class D	124	2,397	1	21	1	6	—	—	108	2,730	—	—
Other Classes	4,359	84,780	54	1,077	11	109	1	10	4,776	120,748	—	—
Cost of shares redeemed
Class D	(578)	(11,427)	(232)	(4,579)	(11)	(119)	—	—	(479)	(12,974)	(2,325)	(61,645)
Other Classes	(21,947)	(434,551)	(16,028)	(309,834)	(495)	(4,972)	(263)	(2,470)	(19,775)	(525,719)	(14,746)	(396,896)
Net increase (decrease) resulting from Fund share transactions	3,843	$76,790	17,522	$342,415	4,746	$46,640	50	$414	(4,030)	$(109,997)	11,270	$302,310

06.30.07	Allianz Funds Annual Report	79

Notes to Financial Statements  (Cont.)

June 30, 2007

	NACM Growth Fund				NACM Income & Growth Fund		NFJ All-Cap Value Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Period from 2/28/2007† to 6/30/2007		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	95	$1,386	1	$3	1	$ 15	449	$8,283	164	$2,849
Other Classes	1,457	20,428	236	3,008	1,362	20,441	765	14,424	764	12,736
Issued in reinvestment of dividends and distributions
Class D	1	15	—	1	—	—	14	270	1	14
Other Classes	14	188	19	252	21	332	81	1,572	102	1,711
Cost of shares redeemed
Class D	(31)	(460)	—	—	—	—	(155)	(2,982)	(10)	(168)
Other Classes	(204)	(2,855)	(231)	(2,959)	—	—	(1,801)	(34,768)	(694)	(11,667)
Net increase (decrease) resulting from Fund share transactions	1,332	$18,702	25	$305	1,384	$ 20,788	(647)	$(13,201)	327	$5,475

	NFJ Dividend Value Fund				NFJ Large-Cap Value Fund				NFJ Mid-Cap Value Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Period from 8/22/2006† to 6/30/2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	40,941	$691,239	4,919	$73,706	3,573	$70,618	343	$6,051	9	$142
Other Classes	320,305	5,477,452	108,675	1,603,736	20,314	397,524	4,564	77,326	965	15,890
Issued in reinvestment of dividends and distributions
Class D	950	16,492	77	1,136	44	864	1	15	—	2
Other Classes	8,083	140,401	2,738	39,781	315	6,130	130	2,166	12	199
Cost of shares redeemed
Class D	(8,952)	(156,063)	(725)	(10,776)	(504)	(9,658)	(1)	(18)	—	—
Other Classes	(48,621)	(844,228)	(14,010)	(206,408)	(2,645)	(51,930)	(1,383)	(23,250)	(30)	(509)
Net increase (decrease) resulting from Fund share transactions	312,706	$5,325,293	101,674	$1,501,175	21,097	$413,548	3,654	$62,290	956	$15,724

	NFJ Small-Cap Value Fund				OCC Core Equity Fund				OCC Equity Premium Strategy Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	16	$541	13	$426	5	$57	—	$—	38	$337	33	$276
Other Classes	30,565	1,003,588	34,064	1,064,615	177	1,895	156	1,695	1,926	16,949	1,500	12,584
Issued in reinvestment of dividends and distributions
Class D	14	458	16	485	—	—	—	—	4	32	5	35
Other Classes	10,194	325,290	9,909	296,830	9	126	5	53	416	3,695	255	2,104
Cost of shares redeemed
Class D	(41)	(1,338)	(41)	(1,307)	—	—	—	—	(109)	(959)	(40)	(333)
Other Classes	(31,093)	(1,010,266)	(31,822)	(983,352)	(15)	(186)	(4)	(45)	(2,894)	(25,232)	(3,143)	(25,769)
Net increase (decrease) resulting from Fund share transactions	9,655	$318,273	12,139	$377,697	176	$1,892	157	$1,703	(619)	$(5,178)	(1,390)	$(11,103)

†	Commencement of Operation.

80	Allianz Funds Annual Report	06.30.07

	OCC Growth Fund				OCC Opportunity Fund				OCC Renaissance Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	357	$8,787	3	$63	1	$15	—	$—	87	$1,912	185	$4,398
Other Classes	1,876	45,654	1,271	26,197	1,390	$35,686	1,594	$36,005	8,623	181,333	19,584	448,026
Issued in reinvestment of dividends and distributions
Class D	—	—	—	—	—	—	—	—	249	5,165	554	11,937
Other Classes	—	—	—	—	212	4,958	—	—	14,255	276,292	25,226	517,378
Cost of shares redeemed
Class D	(13)	(336)	(4)	(78)	—	(3)	—	—	(1,019)	(22,344)	(3,413)	(80,626)
Other Classes	(5,640)	(121,963)	(8,732)	(167,607)	(3,566)	(84,249)	(3,380)	(70,457)	(50,286)	(1,045,023)	(119,753)	(2,715,324)
Net increase (decrease) resulting from Fund share transactions	(3,420)	$(67,858)	(7,462)	$(141,425)	(1,963)	$(43,593)	(1,786)	$(34,452)	(28,091)	$(602,665)	(77,617)	$(1,814,211)

	OCC Target Fund				OCC Value Fund				RCM Large-Cap Growth Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	10	$243	5	$83	3,741	$66,081	954	$15,953	202	$2,872	861	$11,919
Other Classes	1,650	35,485	1,866	35,294	10,843	189,385	12,962	214,802	7,108	101,939	11,604	161,661
Issued in reinvestment of dividends and distributions
Class D	—	—	—	—	894	15,767	1,819	29,000	172	2,434	— *	7
Other Classes	—	—	—	—	6,538	113,135	15,046	235,707	1,704	24,508	88	1,251
Cost of shares redeemed
Class D	(25)	(536)	(7)	(138)	(6,854)	(119,857)	(9,912)	(167,699)	(1,511)	(21,536)	(1,428)	(19,473)
Other Classes	(9,099)	(176,938)	(14,798)	(265,507)	(27,468)	(471,512)	(65,461)	(1,087,476)	(12,447)	(179,529)	(10,991)	(153,352)
Net increase (decrease) resulting from Fund share transactions	(7,464)	$(141,746)	(12,934)	$(230,268)	(12,306)	$(207,001)	(44,592)	$(759,713)	(4,772)	$(69,312)	134	$2,013

	RCM Mid-Cap Fund				RCM Strategic Growth Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	25	$68	86	$247	1	$14	1	$16
Other Classes	3,258	9,040	7,103	20,787	26	378	232	3,457
Issued in reinvestment of dividends and distributions
Class D	25	67	—	—	—	—	—	—
Other Classes	5,510	14,713	—	—	—	—	—	—
Cost of shares redeemed
Class D	(89)	(256)	(39)	(111)	—	(7)	—	—
Other Classes	(18,189)	(52,664)	(15,268)	(45,854)	(3)	(35)	—	—
Net increase (decrease) resulting from Fund share transactions	(9,460)	$(29,032)	(8,118)	$(24,931)	24	$350	233	$3,473

*	A zero balance may reflect actual amounts rounding to less than one thousand.

06.30.07	Allianz Funds Annual Report	81

Notes to Financial Statements  (Cont.)

June 30, 2007

9.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA de-registered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

10.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC staff requested that AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed those Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds.

During the year ended June 30, 2006, OCC Renaissance Fund and OCC Target Fund were reimbursed $5,074,548 ($0.03 per share) and $190,701 ($0.0045 per share), respectively in connection with this matter.

During the year ended June 30, 2006, the Adviser reimbursed CCM Mid-Cap Fund, OCC Value Fund, OCC Opportunity Fund and RCM Mid-Cap Fund, $806,302 ($0.02 per share), $377 ($0.003 per share), $283,246 ($0.02 per share) and $626,308 ($0.02 per share), respectively. These amounts fully resolve a review of the extent to which these Funds’ had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

During the year ended June 30, 2007, the Adviser reimbursed OCC Equity Premium Strategy Fund and OCC Growth Fund, $3,632 (less than $0.005 per share) and $31,781 (less than $0.005 per share), respectively for realized losses resulting from trading errors.

82	Allianz Funds Annual Report	06.30.07

Report of Independent Registered Public Accounting Firm

To the Trustees and Class D Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NFJ All-Cap Value Fund, NACM Growth Fund, NACM Income & Growth Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Mid-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Core Equity Fund, OCC Renaissance Fund, OCC Value Fund, OCC Equity Premium Strategy Fund, OCC Growth Fund, OCC Target Fund, OCC Opportunity Fund, CCM Focused Growth Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund, and RCM Strategic Growth Fund, twenty of the thirty-five Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights of the Funds for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2007

06.30.07	Allianz Funds Annual Report	83

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2007) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2007 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2006:

CCM Capital Appreciation	100%
CCM Focused Growth	100%
CCM Mid-Cap	0%
NACM Growth	19%
NACM Income & Growth	33%
NFJ All-Cap Value	26%
NFJ Dividend Value	53%
NFJ Large-Cap Value	59%
NFJ Mid-Cap Value	43%
NFJ Small-Cap Value	84%
OCC Core Equity	33%
OCC Equity Premium Strategy	100%
OCC Growth	0%
OCC Opportunity	0%
OCC Renaissance	54%
OCC Target	0%
OCC Value	39%
RCM Large-Cap Growth	100%
RCM Mid-Cap	0%
RCM Strategic Growth	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2007 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

CCM Capital Appreciation	100%
CCM Focused Growth	100%
CCM Mid-Cap	0%
NACM Growth	20%
NACM Income & Growth	35%
NFJ All-Cap Value	25%
NFJ Dividend Value	52%
NFJ Large-Cap Value	62%
NFJ Mid-Cap Value	65%
NFJ Small-Cap Value	88%
OCC Core Equity	29%
OCC Equity Premium Strategy	100%
OCC Growth	0%
OCC Opportunity	0%
OCC Renaissance	56%
OCC Target	0%
OCC Value	38%
RCM Large-Cap Growth	100%
RCM Mid-Cap	0%
RCM Strategic Growth	0%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2008, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2007.

84	Allianz Funds Annual Report	06.30.07

Board Approval of Investment and Portfolio Management Agreements

(Unaudited)

June 30, 2007

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreement or sub-advisory agreement for a fund. The only such agreements approved during the period covered by, and relating to funds described in, this report relate to the Allianz NACM Income & Growth Fund (the “New NACM Fund”) and the Allianz NFJ All-Cap Value Fund (formerly the Allianz NACM Flex-Cap Value Fund) (the “NFJ Fund” and, together with the New NACM Fund, the “Reviewed Funds”).

At an in-person meeting held in December 2006, the Board and the Independent Trustees unanimously approved, with respect to the New NACM Fund, addenda to the Amended and Restated Investment Advisory Agreement (the “NACM Advisory Agreement”) between the Trust and Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreement (the “NACM Portfolio Management Agreement” and, together with the NACM Advisory Agreement, the “NACM Agreements”) between the Adviser and Nicholas-Applegate Capital Management LLC (“NACM”).

At an in-person meeting held in March 2007, the Board and the Independent Trustees unanimously approved the appointment of NFJ Investment Group L.P. (“NFJ” and, together with NACM, the “Sub-Advisers”) as sub-adviser to the NFJ Fund; the change of the name of the NFJ Fund from “Allianz NACM Flex-Cap Value Fund” to “Allianz NFJ All-Cap Value Fund”; certain related investment changes; and an addendum to the Portfolio Management Agreement between the Adviser and NFJ (the “NFJ Portfolio Management Agreement” or “NFJ Agreement” and, together with the NACM Agreements, the “Agreements”) with respect to the NFJ Fund. Although no shareholder approval was required to appoint NFJ as sub-adviser to the NFJ Fund, shareholders of the NFJ Fund received in June, 2007 an Information Statement describing the changes, in accordance with the requirements of an exemptive order granted to the Trust.

The Trustees considered the need for a replacement subadviser for the NFJ Fund (previously the Allianz NACM Flex-Cap Value Fund) in light of NACM’s decision to exit the value-management business, and that retaining NFJ in accordance with the Trust’s SEC exemptive order would allow NFJ Fund shareholders to continue to hold their investment in a value-based all-capitalization fund managed by a seasoned sub-adviser in the Allianz family, without the delay and costs associated with a shareholder meeting and solicitation. They also considered possible disadvantages to other alternatives such as liquidating the NFJ Fund. Based on these and other considerations as required by the exemptive order, the Trustees and the Independent Trustees determined that the change of sub-adviser from NACM to NFJ was in the best interests of the NFJ Fund and its shareholders and did not involve a conflict of interest from which the Adviser, NACM or NFJ derived an improper advantage.

The Trustees considered the impact the transition to NFJ would have on the NFJ Fund’s portfolio, including the estimated transaction costs and expenses related to restructuring the NFJ Fund’s portfolio to comport with its proposed new investment objective and investment strategies and NFJ’s management approach, as well as the potential for impact to shareholders from the recognition of gains from the sale of portfolio securities made in restructuring the portfolio.

The material factors and conclusions that formed the basis of these approvals are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Independent Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory agreements. The Independent Trustees were assisted in their evaluation of the proposed Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, during the course of the year leading up to their December 2006 approval of the continuation of advisory and sub-advisory contracts relating to the other Allianz Funds, the Trustees received and reviewed performance, fee, profitability and other information regarding the Adviser and Sub-Advisers in connection with the Trustees’ review and approval of advisory, sub-advisory and administration agreements for the other Allianz Funds. The Trustees’ conclusions with respect to the Reviewed Funds were based, in part, on their consideration of these arrangements pertaining to the other Allianz Funds during the course of the year leading up to such December 2006 approval, as well as in prior years.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services to be provided to the Reviewed Funds by the Adviser, the Sub-Advisers and their affiliates. The Trustees considered the proposed terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and other services to be provided to the Reviewed Funds under the Agreements and information regarding the experience, qualifications and adequacy of the personnel who would be providing those services, (b) the investment program to be used by the Sub-Advisers in managing the Reviewed Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions to be provided by the Adviser and Sub-Advisers, and (g) information relating to portfolio manager compensation. For the New NACM Fund, the Trustees also considered the consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries and assets under management and other information relating to the financial resources of the Adviser and NACM.

The Trustees noted that, pursuant to the proposed NACM Advisory Agreement, the Adviser, subject to the direction of the Board, would be responsible for managing, either directly or through others selected by it, the investment activities of the New NACM Fund. In addition to considering the reputation of the Adviser, the Trustees considered, among other matters, the Adviser’s general oversight of the other Allianz Funds and of NACM with respect to the other Allianz Funds that NACM sub-advises, noting that the Allianz Funds are multi-manager funds. They also took into account the Adviser’s compliance program, including the steps taken by the Adviser to enhance compliance capabilities and the resources devoted to compliance.

The Trustees noted that, pursuant to the proposed Portfolio Management Agreements, the Sub-Advisers would have full investment discretion and make all determinations with respect to the investment of the Reviewed Funds’ assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers would implement the Reviewed Funds’ investment programs (subject to the terms of the applicable prospectus), analyze economic trends, evaluate the risk/return characteristics of the Reviewed Funds, construct the Reviewed Funds’

06.30.07	Allianz Funds Annual Report	85

Board Approval of Investment and Portfolio Management Agreements  (Cont.)

(Unaudited)

portfolios, monitor the Reviewed Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the reputation of the Sub-Advisers, the Trustees considered information concerning the investment philosophy and investment process to be used by the Sub-Advisers in managing the Reviewed Funds and the in-house research capabilities of the Sub-Advisers. The Trustees also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions to be effected for the Reviewed Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program.

The Trustees considered, among other matters, that, in addition to overseeing NACM with respect to the New NACM Fund, the Adviser would provide or procure through third-party service providers most administrative services required by the New NACM Fund under a separate Administration Agreement. These services would include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the New NACM Fund, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) would, in the case of the New NACM Fund, be paid for by the Adviser out of its administrative fee. The Trustees also took into account that the Adviser would provide the New NACM Fund with office space, administrative services and personnel to serve as officers of the Trust, and that the Adviser and its affiliates would pay all of the compensation of the New NACM Fund’s interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates).

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the scope of the services to be provided to the Reviewed Funds by the Sub-Advisers under the Portfolio Management Agreements and, with respect to the New NACM Fund, by the Adviser under the NACM Advisory Agreement and the Administration Agreement, was consistent with the Reviewed Funds’ operational requirements; that the Adviser and the Sub-Advisers had the capabilities, resources and personnel necessary to provide the advisory and administrative services that would be required by the Reviewed Funds; and that, overall, the Trustees were satisfied with the nature, extent and quality of the services to be provided by the Adviser and the Sub-Advisers to the Reviewed Funds.

FUND PERFORMANCE

New NACM Fund. Because the New NACM Fund had not yet commenced operations at the time of consideration of the NACM Agreements, it had no past investment performance to be reviewed by the Trustees. The Trustees considered, among other information, the track records and expertise of the lead members of the New NACM Fund’s portfolio management team. The Trustees noted that NACM does not manage any other funds or accounts with a similar investment strategy to that proposed for the New NACM Fund. The Trustees concluded, within the context of their overall conclusions regarding the NACM Agreements, that the Adviser’s and NACM’s performance record and process to be used in managing the New NACM Fund were sufficient to support approval of the NACM Agreements.

NFJ Fund. The Trustees considered the total return performance of the NFJ Fund through December 31, 2006 (when it had been managed by a different sub-adviser), as well as performance information about a model portfolio developed by NFJ for a managed account platform utilizing a similar investment strategy to that proposed for the NFJ Fund. In addition, the Trustees considered the identities and experience of the investment personnel at NFJ who would be providing portfolio management services to the NFJ Fund, including individuals who would share primary responsibility for the day-to-day management of the NFJ Fund. The Trustees took into account, among other information, the strong performance records of the other series of the Trust managed by NFJ and the individual portfolio managers using a value-based investment approach, based on a comparison of the performance of these series with the performance of benchmark indices and peer funds identified by Lipper, Inc. (“Lipper”). Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the NFJ Agreement, that NFJ’s performance record and process to be used in managing the NFJ Fund were sufficient to support approval of the NFJ Agreement.

FEES AND OTHER EXPENSES

New NACM Fund. Although the New NACM Fund had not yet commenced operations, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the New NACM Fund’s share classes with the fees and expenses of comparable share classes of comparable mutual funds identified by the Adviser. The Trustees noted that the Adviser (not the New NACM Fund) would pay NACM from its advisory fee.

The Trustees also considered information comparing the proposed advisory fees and estimated total expenses of the New NACM Fund’s institutional share class with the fees and expenses of comparable institutional accounts identified by the Adviser as being managed in a similar manner as the New NACM Fund. The information indicated that the fees charged to some of the institutional accounts are lower than the advisory fees proposed for the New NACM Fund. The Trustees reviewed materials from management describing the differences in services provided to different types of clients, which noted the generally broader scope of services to be provided by the Adviser and the NACM to the New NACM Fund relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the New NACM Fund, and the expenses associated with the more extensive regulatory regime governing registered funds.

NFJ Fund. The Trustees considered the fact that the NFJ Portfolio Management Agreement would have terms and conditions substantially identical to those of the portfolio management agreement with NACM, the NFJ Fund’s previous sub-adviser, and portfolio management agreements relating to other series of the Trust. The Trustees considered the proposed sub-advisory fees and noted that neither the sub-advisory fees nor other expenses of the NFJ Fund would increase as a result of the retention of NFJ and that the NFJ Fund’s total annual operating expenses would remain the same. Among other information, the Trustees considered (i) the level of the NFJ Fund’s advisory fees versus its peer group and peer universe as provided by Lipper; (ii) the level of the NFJ Fund’s sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and NFJ, and the services to be provided by NFJ; (iv) that the Adviser (and not the NFJ Fund) pays the sub-advisory fees; (v) that the NFJ Fund pays a unitary fee for non-advisory services, which differentiates the NFJ Fund from many in the industry; and (vi) the NFJ Fund’s total expenses as compared to those funds in its peer group and peer universe as provided by Lipper. With respect to items (i) and (vi) above, the Trustees noted that the NFJ Fund’s advisory fees and total expense ratio were each at or below the median for the NFJ Fund’s expense peer groups.

The Trustees also considered fees paid to NFJ for separate accounts managed with the mid-cap, large-cap and dividend-value strategies. The Trustees reviewed materials from management describing the differences in services provided to different types of clients, which noted the generally broader scope of services to be provided by NFJ to the NFJ Fund relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the NFJ Fund, and the expenses associated with the more extensive regulatory regime governing registered funds.

86	Allianz Funds Annual Report	06.30.07

Both Reviewed Funds. The Trustees also took into account information provided by the Adviser regarding the administrative and distribution fees to be paid by the Reviewed Funds to the Adviser and its affiliates, including the Trust’s distributor, Allianz Global Investors Distributors LLC.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the proposed fees and expenses to be charged under the Agreements represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services to be provided.

COSTS OF SERVICES TO BE PROVIDED AND ESTIMATED PROFITABILITY

New NACM Fund. The Trustees reviewed information regarding the projected cost of services to be provided by the Adviser (which took into account the sub-advisory fees payable to NACM) and the estimated profitability of the Adviser’s relationship with the New NACM Fund in its initial fiscal year (assuming asset levels of $50,000,000 and $100,000,000), including a profitability report prepared by management detailing the projected costs of services to be provided to the New NACM Fund by the Adviser.

NFJ Fund. The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees to be paid to NFJ and the costs to be incurred by NFJ in providing services to the NFJ Fund) and the estimated profitability of the Adviser’s relationship with the NFJ Fund both assuming that the NFJ Fund continued to be sub-advised by NACM and assuming portfolio management responsibilities were transferred to NFJ.

Both Reviewed Funds. At their December 2006 meeting, the Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability and took into account, among other things, information and analyses of an independent consultant regarding the methodology used. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services to be provided to the Reviewed Funds, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s estimated level of profitability from its relationships with the Reviewed Funds was not excessive.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits that the Adviser and the Sub-Advisers may receive as a result of their relationships with the Reviewed Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Reviewed Funds’ distributor, an affiliate of the Adviser), as well as research that may be provided to the Sub-Advisers in connection with trade execution for the Reviewed Funds (soft dollar arrangements), and reputational and other “fall out” benefits.

The Trustees also considered the benefits that may be associated with the Reviewed Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that the other Allianz Funds have in some cases historically used affiliated brokers for foreign securities transactions, and that an affiliate of the Adviser receives fees as securities lending agent under the Trust’s securities lending program. The Trustees considered the possible receipt of such benefits in light of the Adviser’s and its affiliates’ estimated profitability, and concluded that such benefits would not be excessive.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Reviewed Funds. The Trustees noted that, as assets increase, certain fixed costs may be spread across a larger asset base, and that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the other Allianz Funds, and not only in respect of the Reviewed Funds. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale.

New NACM Fund. The Trustees noted that the advisory and sub-advisory fee schedules for the New NACM Fund do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees also noted that the Trust had adopted breakpoints in the administrative fee paid by each series of the Trust as a way of sharing potential economies of scale or other efficiencies with shareholders. Based on these observations, the Trustees concluded that the New NACM Fund’s overall fee arrangements would represent an appropriate sharing between New NACM Fund shareholders and the Adviser of possible economies of scale or other efficiencies in the management of the New NACM Fund.

NFJ Fund. The Trustees noted that the NFJ Fund would retain its administrative fee breakpoint schedule and noted that the Independent Trustees had concluded in prior years that, under the circumstances, breakpoints in the administrative fee were an effective way to share any economies of scale or other efficiencies with NFJ Fund shareholders.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the Agreements were in the best interests of the Reviewed Funds and their shareholders, and that the Agreements should be approved.

06.30.07	Allianz Funds Annual Report	87

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The "interested" Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer — Equities, Allianz Global Investors.	35	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	35	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	35	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, member of Triton Realty Partners, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	35	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI — Health Plans.	35	None

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	35	Director of Sykes Enterprises, Inc. and CoastalSouth Bankshares, Inc.; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom's of Maine and Chief Administrative and Financial Officer of SunLife Financial — U.S.	35	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc. and Advanced Magnetics, Inc.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales — Debt and Equity for Merrill Lynch.	35	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	35	Member of Board of Trustees of The Steele Foundation.

88	Allianz Funds Annual Report	06.30.07

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	35	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	35	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director of Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President and Senior Counsel, Allianz Global Investors of America, L.P.; Vice President, Chief Legal Officer and Secretary of 70 funds in the Fund Complex; Secretary and Chief Legal Officer, The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of Allianz Funds and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 70 funds in the Fund Complex and Chief Compliance Officer, The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 35 funds in the Fund Complex and Assistant Treasurer of the Alliance Funds and The Korea Fund, Inc.

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Manager, Allianz Global Investors Fund Management, LLC; Assistant Treasurer of 70 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Manager, Morgan Stanley and Paralegal, Prudential Financial, Inc./American Skandia.

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).

06.30.07	Allianz Funds Annual Report	89

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. (since 2004); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 70 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP (2004-2005) and Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

90	Allianz Funds Annual Report	06.30.07

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PFPC, Inc.

P.O. Box 9688,

Providence RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial advisor, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2007. For information about any product, contact your financial advisor.

AZ032AR_18366

Allianz Funds Annual Report

JUNE 30, 2007

RCM Funds

Share Class

Institutional
Administrative

DOMESTIC STOCK FUNDS

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz RCM Mid-Cap Fund

Allianz RCM Small-Cap Growth Fund

INTERNATIONAL/GLOBAL STOCK FUNDS

Allianz RCM International Growth Equity Fund

Allianz RCM Global Small-Cap Fund

SECTOR FUNDS

Allianz RCM Global Resources Fund

Allianz RCM Technology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		14
Statements of Assets and Liabilities		28
Statement of Operations		30
Statement of Changes in Net Assets		32
Financial Highlights		36
Notes to Financial Statements		40
Report of Independent Registered Public Accounting Firm		48
Federal Income Tax Information		49
Trustees and Officers of Allianz Funds		51

FUND	Fund Summary	Schedule of Investments

Allianz RCM Global Resources Fund	6	14
Allianz RCM Global Small-Cap Fund	7	15
Allianz RCM International Growth Equity Fund	8	17
Allianz RCM Large-Cap Growth Fund	9	18
Allianz RCM Mid-Cap Fund	10	20
Allianz RCM Small-Cap Growth Fund	11	21
Allianz RCM Strategic Growth Fund	12	23
Allianz RCM Technology Fund	13	25

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2007.

The past 12 months proved to be a positive time for US stocks, albeit one followed by significant volatility in the opening weeks of the new fiscal year. The market’s advance was relatively steady with a sharp downturn in February leading to a quick recovery and resumption of the upward trend in March. During the period covered by this report, global economic growth and liquidity fostered an environment of low interest rates and strong corporate earnings growth. The S&P 500 Index rose 20.59% for the period.

Value stocks outperformed growth stocks during the period. The Russell 1000 Value Index returned 21.85% compared to a 19.06% advance for the Russell 1000 Growth Index. Growth stocks outperformed value stocks in the second half of the period as compelling valuations and signs of slowing economic growth caused investors to favor companies with improving economic fundamentals.

Smaller-capitalization stock returns lagged those of large and mid cap stocks for the period. The Russell 2000 Index posted a 16.43% return; the Russell MidCap Index advanced 20.83%.

For more detailed information about how your Allianz Fund performed in this environment, please read the commentary in this report. If you have any questions, please contact your financial advisor. You can also call us at 1-800-498-5413 or visit www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and we look forward to serving your investing needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 7, 2007

Annual Report	June 30, 2007	3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the following funds is the Institutional class, and the Administrative shares were first offered on the date following the fund name: RCM Technology (3/05), RCM International Growth Equity (2/02), RCM Large-Cap Growth (2/02) and RCM Mid-Cap (2/02). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors website at www.allianzinvestors. com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 1/01/07 to 6/30/07.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

4	Allianz Funds

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas New York, NY 10105, www.allianzinvestors.com, 1-800-498-5413.

Annual Report	June 30, 2007	5

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•

World markets for energy and raw materials performed strongly during much of the reporting period in response to burgeoning demand form developing nations and geopolitical concerns in the Middle East and West Africa, both primary sources of energy for world markets.

•	An overweight position in Arch Coal and Peabody Energy Company were the primary detractors from overall performance relative to its benchmark, the World Energy and Materials Composite.

•

Over the period, the strongest contributors to performance were overweight positions in solar energy stocks, First Solar and Sunpower, as well as stock selection within the metals sector, primarily Phelps Dodge and CVRD.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Institutional Class	24.73%	—	—	35.35%
MSCI World Index	23.26%	—	—	27.88%
World Energy & Materials Composite	40.32%	—	—	30.86%
Lipper Natural Resources Fund Average	22.23%	—	—	32.30%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.07%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United States	64.9%
Canada	10.8%
France	4.0%
United Kingdom	3.6%
Australia	3.0%
Netherlands	2.0%
Norway	1.9%
Cayman Islands	1.5%
Other	3.5%
Cash & Equivalents — net	4.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,256.20	$1,019.54
Expenses Paid During Period	$5.93	$5.31

Expenses are equal to the expense ratio of 1.06% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6	Allianz Funds

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

•

Small cap stocks around the globe rallied during the fiscal year thanks to a robust world economy, low interest rates in many regions, and rising corporate profits. The MSCI World Small-Cap Index was boosted by robust returns in Asia (excluding Japan) and Europe. These regions outperformed the respectable gains posted in the U.S. Smaller stocks in Japan posted a mid-single digit loss during the period, disappointing investors.

•

The Fund outperformed its benchmark during the period due to strong stock selection across many industry groups. Notably, consumer durables & apparel, capital goods, banks, and diversified financials holdings boosted Fund returns.

•

In consumer durables & apparel, U.S.-based footwear designer Crocs Inc. and Greek-based toy manufacturer and retailer Jumbo S.A. both contributed positively to performance during the period. Crocs is known for its colorful resin clogs.

•	Geographically, maintaining a sizable relative overweight position to Europe and underweighting Japan helped the Fund outperform.

•

In contrast, the Fund’s relative underweight exposure to materials, the strongest performing sector in the index, hurt relative returns. Stock selection in energy along with maintaining a modest underweight to the sector also impaired returns.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Institutional Class	25.23%	21.85%	15.68%	16.67%
MSCI World Small-Cap Index	21.62%	19.69%	10.29%	10.42%
Lipper Global Small/Mid-Cap Growth Fund Average	27.42%	18.60%	12.29%	12.33%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.37%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United States	32.2%
Japan	8.7%
Switzerland	6.8%
France	5.7%
United Kingdom	5.2%
Germany	4.5%
Netherlands	3.1%
Estonia	3.0%
Other	27.6%
Cash & Equivalents — net	3.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,111.00	$1,018.10
Expenses Paid During Period	$7.07	$6.76

Expenses are equal to the expense ratio of 1.35% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	7

Allianz RCM International Growth Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

The Fund’s underperformance was largely concentrated in the second half of 2006. Exposure to online gaming related stocks (i.e., Sportingbet and PartyGaming) were the primary culprits as the US Congress passed legislation making it more difficult for US citizens to gamble online.

•	The Fund’s exposure to Japanese banks also impaired performance, as the Bank of Japan has been very slow to increase interest rates.

•	Overweight positions in mining stocks (i.e., Xstrata and BHP Billiton) and Nintendo helped to limit the underperformance during the past year.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (05/22/95)
Allianz RCM International Growth Equity Fund Institutional Class	22.95%	14.93%	5.27%	8.46%
Allianz RCM International Growth Equity Fund Administrative Class	22.61%	14.46%	4.92%	8.12%
MSCI EAFE Index	27.00%	17.74%	7.66%	8.16%
MSCI EAFE Growth Index	25.28%	15.37%	5.19%	5.93%
Lipper International Large-Cap Growth Fund Average	25.59%	13.98%	5.66%	7.74%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 0.98% for Institutional shares and 1.23% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

Japan	20.6%
United Kingdom	16.5%
Germany	13.2%
Switzerland	12.0%
France	11.8%
Netherlands	5.4%
Sweden	3.9%
Italy	3.3%
Hong Kong	3.3%
Other	10.0%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,121.40	$1,119.70	$1,020.03	$1,018.79
Expenses Paid During Period	$5.05	$6.36	$4.81	$6.06

For each class of the Fund, expenses are equal to the expense ratio for the class (0.96% for Institutional Class, 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of U.S. companies with market capitalizations of at least $3 billion.

•

U.S. equity markets completed a fourth year of positive returns in 2006, and gains over the first half of 2007 are better in most market segments than they were for all of calendar 2005. Corporate profit growth has exceeded overall market returns. As a result, we believe that valuations – notably for large cap growth stocks – remained reasonable at the end of the period.

•

Apple Inc., the top contributor to returns over the period, continues to set itself apart with innovative designs throughout its entire product offering. Apple has expanded into the handset market with the iPhone, building significant excitement into its June 29 launch. We are using GrassrootsSM to monitor the iPhone launch and the competitor response.

•

Yahoo! Inc. was a top detractor from returns. In June 2007, Yahoo announced that Terry Semel would be stepping down as CEO and taking on a non-executive Chairman role. Jerry Yang, one of the company’s original founders, has returned as CEO. We exited the stock in favor of better risk adjusted opportunities. Also within the information technology sector, our position in Marvell Technology detracted from the fund’s performance.

•

The Fund’s Growth-style appeared to begin changing from a headwind to performance, into a tailwind during the period. As a group, stocks with higher growth rates, which the Fund typically emphasizes, have lagged the performance of the overall market and value stocks, and particularly so in 2006. Marking an important shift, growth stocks, as measured by the Russell 3000 Growth Index outperformed value stocks, as measured by the Russell 3000 Value Index, during the second half of the reporting period.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Institutional Class	16.59%	8.37%	7.50%	8.91%
Allianz RCM Large-Cap Growth Fund Administrative Class	16.37%	8.12%	7.25%	8.65%
S&P 500 Index	20.59%	10.71%	7.13%	8.70%
Lipper Large-Cap Growth Fund Average	16.37%	7.71%	4.88%	6.07%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.75% for Institutional shares and 0.97% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	21.1%
Healthcare	15.7%
Financial Services	12.2%
Energy	8.2%
Consumer Discretionary	6.6%
Telecommunications	6.4%
Consumer Staples	6.4%
Capital Goods	3.6%
Other	17.8%
Cash & Equivalents — net	2.0%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,070.70	$1,069.60	$1,021.32	$1,020.08
Expenses Paid During Period	$3.59	$4.87	$3.51	$4.76

For each class of the Fund, expenses are equal to the expense ratio for the class (0.70% for Institutional Class, 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	9

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•

U.S. mid cap stocks rallied during the fiscal year thanks to a robust economy, low interest rates, and rising corporate profits. Mid cap value style stocks significantly outperformed mid cap growth in 2006 and to a lesser extent during the first quarter of 2007, however this trend has since reversed. For the reporting period, the Russell Mid-Cap Value Index returned 22.09% whereas its mid-cap growth counterpart returned 19.73%

•

The Fund outperformed its benchmark during the fiscal year due to strong stock selection across many industry groups. Notably, the Fund’s capital goods, consumer durables & apparel, and energy stocks helped boost relative returns.

•

Two of the Fund’s holdings in the capital goods industry—Precision Castparts and Foster Wheeler—both gained significantly during the period. Specifically, Foster Wheeler builds oil and gas processing facilities and natural gas receiving terminals. The company benefited from strong oil and gas markets, an improving power market, and management’s focus on pricing contracts and controlling costs. Foster Wheeler recently announced several construction contracts in China, Europe, and Saudi Arabia.

•	In energy, drilling equipment manufacturer National Oilwell Vargo’s shares appreciated during the period as energy companies continued spending to find new oil and gas reserves.

•	In contrast, IT services Fund holdings Global Payments and CheckFree and Melco PBL, the casino and resort operator, were top detractors during the fiscal year.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (11/06/79)†
Allianz RCM Mid-Cap Fund Institutional Class	22.75%	12.80%	8.31%	15.60%
Allianz RCM Mid-Cap Fund Administrative Class	22.44%	12.47%	7.98%	15.29%
Russell Midcap Index	20.83%	16.39%	11.86%	14.76%
Lipper Mid-Cap Growth Fund Average	18.83%	12.39%	8.18%	12.59%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.75% for Institutional shares and 1.04% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	22.6%
Healthcare	13.7%
Consumer Discretionary	12.6%
Energy	9.6%
Consumer Services	7.4%
Financial Services	7.3%
Consumer Staples	5.6%
Materials & Processing	4.9%
Other	15.1%
Cash & Equivalents — net	1.2%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,139.60	$1,139.00	$1,021.17	$1,019.93
Expenses Paid During Period	$3.87	$5.20	$3.66	$4.91

For each class of the Fund, expenses are equal to the expense ratio for the class (0.73% for Institutional Class, 0.98% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz RCM Small-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Small-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in U.S. companies with smaller market capitalizations (with market capitalizations at or below the highest market capitalization of companies represented in either or both of the S&P Small-Cap 600 Index and the Russell 2000 Index).

•

U.S. small cap stocks, as represented by the Russell 2000 Index, gained ground during the second half of 2006, thanks to a fourth quarter rally. This upward trend continued during the first half of 2007 despite the market volatility that occurred in February and June. A robust world economy, low interest rates, and rising corporate profits contributed to the rally that benefited most major equity indices around the globe.

•

Small cap value significantly outpaced small cap growth during the second half of 2006, a trend that has since reversed. At the end of the 12 months ended June 30, 2007, the Russell 2000 Growth Index returned 16.81% and the Russell 2000 Value Index returned 16.05%.

•

The Fund trailed its benchmark during the period largely due to challenging performance during the second half of 2006. Relative returns were hurt by stock selection within technology and energy. For example, software holding Transaction Systems Architects and alternative energy provider Evergreen Solar both lost ground during the fiscal year. An overweight to financials and an underweight to materials also detracted from Fund returns.

•

Relative performance was helped by strong stock selection among consumer durables & apparel companies. Footwear designer Crocs and Volcom, a branded apparel company focused on board sports, performed well during the period. Capital goods companies Sun Hydraulics and BE Aerospace were also standout performers.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/30/05)
Allianz RCM Small-Cap Growth Fund Institutional Class	13.94%	—	—	14.32%
Russell 2000 Growth Index	16.81%	—	—	15.42%
Lipper Small-Cap Growth Fund Average	16.85%	—	—	14.54%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.14%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	22.2%
Healthcare	17.2%
Consumer Discretionary	13.0%
Financial Services	11.0%
Energy	6.6%
Consumer Services	6.6%
Telecommunications	3.6%
Aerospace	3.4%
Other	13.2%
Cash & Equivalents — net	3.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,109.80	$1,019.24
Expenses Paid During Period	$5.86	$5.61

Expenses are equal to the expense ratio of 1.12% for Institutional Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	11

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Strategic Growth Fund seeks capital appreciation by normally investing primarily in equity and equity related securities of companies with market capitalizations of at least $500 million. The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transaction costs.

•

U.S. equity markets completed a fourth year of positive returns in 2006, and gains over the first half of 2007 are better in most market segments than they were for all of calendar 2005. Corporate profit growth has exceeded overall market returns. As a result we believe valuations remained reasonable at the end of the period.

•

Apple Inc., a top contributor to returns, continues to set itself apart with innovative designs throughout its entire product offering. Apple has expanded into the handset market with the iPhone, building significant excitement into its June 29 launch. We are using GrassrootsSM to monitor the iPhone launch and the competitor response.

•

Stocks in the consumer discretionary sector added significantly to the Fund’s returns over the year. Japan based Nintendo Co. Ltd., representing the consumer services and leisure industry, was the top contributor to the Fund’s returns. Well known for its Pokemon animated characters, Nintendo’s recent success has been driven by strong sales of its “Wii” video game consoles. For the first half of 2007, Nintendo represents almost 70% of the industry’s growth in Canada and the U.S.

•

Conversely, Yahoo! Inc. was a top detractor from returns. We exited all exposure to the stock in May. In June, Yahoo announced that Terry Semel would be stepping down as CEO to take on a non-executive Chairman role. Jerry Yang, one of the company’s original founders, has returned as CEO.

•

As a group, stocks with faster EPS growth rates than the overall market, which the Fund typically emphasizes, have generally underperformed value style stocks. Over the reporting period, the broad growth market as measured by the Russell 3000 Growth Index underperformed the broad value market as measured by the Russell 3000 Value Index.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Institutional Class	19.73%	—	—	6.67%
Allianz RCM Strategic Growth Fund Administrative Class	19.45%	—	—	6.41%
Russell 1000 Growth Index	20.59%	—	—	11.36%
Lipper Multi-Cap Growth Fund Average	18.72%	—	—	10.06%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.31% for Institutional shares and 1.55% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	29.5%
Consumer Discretionary	10.4%
Healthcare	9.3%
Financial Services	8.1%
Energy	7.8%
Telecommunications	4.3%
Consumer Staples	3.8%
Oil & Gas	3.3%
Other	14.6%
Cash & Equivalents — net	8.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,094.20	$1,092.30	$1,018.40	$1,017.16
Expenses Paid During Period	$6.70	$7.99	$6.46	$7.70

Expenses are equal to the expense ratio for the class (1.29% for Institutional Class, 1.54% Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12	Allianz Funds

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•

The Fund’s performance was hurt primarily due to its concentration on the smaller, faster growing companies within the technology sector, and in general, it was the larger technology companies that investors bought over the period, and which did extremely well. The Fund owned many of these larger-sized companies, including Oracle, Microsoft, Hewlett Packard and Cisco Systems; however, they held underweight positions relative to the benchmark. Over the period, some of the stocks have been sold that mis-executed their business plans.

•

RCM was able to identify several dynamic submarkets in technology, including the mobile internet and a new generation of videogames, and the Fund benefited with positive success with stocks such as Nintendo Co., Apple Inc., Research in Motion, and Tencent Holdings, all leaders of these trends.

•

The Fund also benefited from its holdings based in Asia, as well as its alternative energy holdings, particularly the solar area. These companies and trends continued to be a significant focus of the Allianz RCM Technology Fund.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/27/95)
Allianz RCM Technology Fund Institutional Class	25.69%	17.46%	15.36%	16.47%
Allianz RCM Technology Fund Administrative Class	25.36%	17.16%	15.07%	16.18%
NASDAQ Composite Index	19.84%	12.21%	6.09%	8.20%
Goldman Sachs Technology Index	26.94%	11.67%	5.58%	9.23%
Lipper Science & Technology Fund Average	21.27%	11.87%	7.06%	7.77%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.24% for Institutional shares and 1.50% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	51.0%
Telecommunications	9.6%
Energy	8.2%
Consumer Discretionary	5.7%
Financial Services	3.7%
Chemicals	3.1%
Communications	2.4%
Capital Goods	2.3%
Other	7.0%
Cash & Equivalents — net (including options written & securities sold short)	7.0%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,113.70	$1,112.00	$1,018.45	$1,017.21
Expenses Paid During Period	$6.71	$8.01	$6.41	$7.65

For each class of the Fund, expenses are equal to the expense ratio for the class (1.28% for Institutional Class, 1.53% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	13

Schedule of Investments

RCM Global Resources Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—95.2%
Australia—3.0%
BHP Billiton Ltd.	11,700	$350
Rio Tinto Ltd.	2,244	187

		537

Brazil—0.9%
Companhia Vale do Rio Doce ADR	3,560	159

Canada—10.8%
Alcan, Inc.	1,930	158
Cameco Corp.	3,118	158
Canadian Natural Resources Ltd.	10,370	689
Suncor Energy, Inc.	6,898	622
Teck Cominco Ltd.	3,800	161
Uranium One, Inc. (a)	13,220	168

		1,956

Cayman Islands—1.5%
JA Solar Holdings Co., Ltd. ADR (a)	7,989	269

China—1.2%
Trina Solar Ltd. ADR (a)	4,100	211

Denmark—1.4%
Vestas Wind Systems A/S (a)	4,000	263

France—4.0%
Companie Generale de Geophysique S.A. (a)	1,650	412
EDF Energies Nouvelles S.A.	4,700	307

		719

Netherlands—2.0%
Core Laboratories NV (a)	3,660	372

Norway—1.9%
Prosafe ASA	21,600	345

United Kingdom—3.6%
Rio Tinto PLC	2,425	185
Vedanta Resources PLC	8,000	258
Xstrata PLC	3,540	211

		654

United States—64.9%
Air Products & Chemicals, Inc.	3,385	272
Alcoa, Inc.	3,990	162
Allegheny Technologies, Inc.	2,045	214
Arena Resources, Inc. (a)	6,180	359
Cameron International Corp. (a)	3,510	251
Carrizo Oil & Gas, Inc. (a)	4,450	185
Devon Energy Corp.	3,345	262
Diamond Offshore Drilling, Inc.	3,860	392
Ecolab, Inc.	6,055	259
ENSCO International, Inc.	2,370	145
EOG Resources, Inc.	4,440	324
Exxon Mobil Corp.	5,900	495
First Solar, Inc. (a)	3,049	272
Freeport-McMoRan Copper & Gold, Inc., Class B	3,190	264
Goodrich Petroleum Corp. (a)	8,350	289
Grant Prideco, Inc. (a)	4,750	256
Marathon Oil Corp.	7,420	445
Monsanto Co.	4,350	294
National-Oilwell Varco, Inc. (a)	7,705	803
Noble Corp.	4,705	459
Noble Energy, Inc.	2,500	156
Occidental Petroleum Corp.	12,120	701
Pride International, Inc. (a)	6,050	227
Schlumberger Ltd.	7,840	666
Smith International, Inc.	4,200	246
Southwestern Energy Co. (a)	12,500	556
Sunoco, Inc.	3,125	249
Sunpower Corp. (a)	4,500	284

	Shares	Value (000s)

Transocean, Inc. (a)	4,145	$439
Ultra Petroleum Corp. (a)	5,105	282
Valero Energy Corp.	3,125	231
Weatherford International Ltd. (a)	10,160	561
XTO Energy, Inc.	8,140	489
Zoltek Cos., Inc. (a)	6,900	287

		11,776

Total Common Stock (cost—$13,169)		17,261

	Principal Amount (000s)
Repurchase Agreement—5.6%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $1,011; collateralized by Fannie Mae 5.55%, due 7/10/28, valued at $1,035 including accrued interest (cost—$1,011)	$1,011	1,011

Total Investments (cost—$14,180) (b)—100.8%		18,272

Liabilities in excess of other assets—(0.8%)		(144)

Net Assets—100.0%		$18,128

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $2,518, representing 13.89% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt

14	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—96.8%
Austria—1.1%
Sparkassen Immobilien AG (a)	153,365	$2,184
Warimpex Finanz und Beteiligungs AG	78,515	1,125

		3,309

Bermuda—1.5%
Central European Media Enterprises Ltd., Class A (a)	20,540	2,004
Fibrechem Tech Ltd.	2,972,000	2,661

		4,665

Brazil—0.4%
Metalfrio Solutions S.A. (a)	74,600	1,048

Canada—0.8%
WestJet Airlines Ltd. (a)	170,390	2,550

Cayman Islands—1.1%
EganaGoldpfeil Holdings Ltd.	3,938,305	3,444

Denmark—0.9%
SimCorp A/S	11,845	2,827

Estonia—3.0%
Baltika AS	242,940	2,572
Olympic Entertainment Group AS	540,824	4,372
Tallink Group Ltd. (a)	1,225,230	2,387

		9,331

Finland—1.7%
Outotec Oyj	51,555	2,829
Yit Corp.	72,515	2,276

		5,105

France—5.7%
Boursorama (a)	147,045	2,551
Companie Generale de Geophysique S.A. (a)	8,935	2,230
Kaufman & Broad S.A.	33,160	2,566
Neopost S.A.	16,790	2,457
Pierre & Vacances	13,020	1,983
SR Teleperformance	59,523	2,577
Wavecom S.A. (a)	93,841	3,306

		17,670

Germany—4.5%
Cenit AG Systemhaus (b)	112,565	1,813
D+S europe AG (a)	105,545	1,482
Douglas Holding AG (b)	35,000	2,281
Sixt AG (b)	42,680	2,620
Software AG	32,675	3,190
Technotrans AG	80,020	2,594

		13,980

Greece—1.5%
Forthnet S.A. (a)	147,260	1,954
JUMBO S.A.	77,155	2,668

		4,622

Ireland—1.7%
C&C Group PLC	196,945	2,646
CPL Resources PLC	273,850	2,659

		5,305

Italy—2.9%
Azimut Holding SpA	147,985	2,527
Mariella Burani SpA	70,560	2,458
Piaggio & Co. SpA	452,345	2,248
Tod’s SpA (b)	20,100	1,794

		9,027

	Shares	Value (000s)

Japan—8.7%
A&D Co., Ltd. (b)	74,570	$1,269
Air Water, Inc.	113,605	1,191
Ardepro Co., Ltd. (b)	4,681	1,459
Asahi Intecc Co., Ltd. (b)	69,910	1,422
Asahi Soft Drinks Co., Ltd.	81,565	1,206
Iwatani International Corp. (b)	641,675	1,831
Musashino Bank Ltd.	39,520	1,922
Nachi-Fujikoshi Corp. (b)	352,470	1,810
Nifco, Inc.	86,120	1,883
Nippon Seiki Co., Ltd.	107,780	2,407
Park24 Co., Ltd. (b)	80,105	804
Sankyu, Inc. (b)	359,265	1,757
Sasebo Heavy Industries Co., Ltd. (b)	342,760	1,736
Sumitomo Titanium Corp. (b)	16,605	1,550
Tokai Carbon Co., Ltd. (b)	313,630	2,934
Village Vanguard Co., Ltd. (b)	392	1,855

		27,036

Korea—0.4%
Dongbu Securities Co., Ltd.	70,010	1,294

Malaysia—2.0%
CB Industrial Product Holding Bhd	2,110,925	3,399
Malaysian Resources Corp. Bhd (a)	1,629,315	1,279
TA Enterprise Bhd	2,853,150	1,468

		6,146

Mexico—1.7%
Alsea S.A.B. de C.V.	1,285,580	2,261
Corp GEO S.A. de C.V. (a)	532,235	2,924

		5,185

Netherlands—3.1%
Core Laboratories NV (a)	12,683	1,290
Nutreco Holding NV	30,871	2,250
USG People NV (b)	62,045	2,911
Wavin NV	134,938	3,232

		9,683

Norway—1.3%
Acta Holding ASA	317,230	1,656
Prosafe ASA (b)	139,725	2,234

		3,890

Panama—0.7%
Copa Holdings S.A.	33,550	2,256

Portugal—1.4%
Teixeira Duarte—Engenharia Construcoes S.A.	773,470	4,232

Russia—1.5%
OAO Pharmacy Chain 36.6 (a)	31,365	2,862
Seventh Continent	70,855	1,875

		4,737

Singapore—0.9%
Cosco Corp. Singapore Ltd.	1,180,720	2,884

South Africa—0.6%
Truworths International Ltd.	356,850	1,836

South Korea—2.0%
MegaStudy Co., Ltd.	20,490	3,984
Meritz Fire & Marine Insurance Co., Ltd.	217,150	2,117

		6,101

Spain—0.7%
Bolsas y Mercados Espanoles	37,820	2,208

	Shares	Value (000s)

Sweden—0.8%
Nobia AB (b)	189,515	$2,360

Switzerland—6.8%
Bank Sarasin & Cie AG	549	2,335
Belimo Holding AG	1,573	1,688
Georg Fischer AG (a)	3,807	2,873
Gurit Holding AG	1,340	1,733
Jelmoli Holding AG	760	2,662
Lindt & Spruengli AG	80	2,371
St. Galler Kantonalbank (a)	4,935	2,446
Winterthur Technologie AG	30,060	1,956
Zehnder Group AG	1,197	2,908

		20,972

United Kingdom—5.2%
Aberdeen Asset Management PLC	426,335	1,668
Carillion PLC	359,705	2,899
Interserve PLC	274,355	2,610
Restaurant Group PLC	384,595	2,537
Southern Cross Healthcare Ltd.	219,270	2,483
Speedy Hire PLC	95,185	2,262
Wellstream Holdings PLC (a)	202,565	1,734

		16,193

United States—32.2%
Affiliated Managers Group, Inc. (a)(b)	27,620	3,556
AMN Healthcare Services, Inc. (a)	73,370	1,614
Anixter International, Inc. (a)(b)	26,840	2,019
Applebee’s International, Inc.	64,300	1,550
Arena Resources, Inc. (a)(b)	39,900	2,319
BE Aerospace, Inc. (a)	75,930	3,136
Central European Distribution Corp. (a)(b)	61,630	2,134
Children’s Place Retail Stores, Inc. (a)	29,780	1,538
CROCS, Inc. (a)(b)	118,520	5,100
Dobson Communications Corp. (a)(b)	162,270	1,803
Energy Conversion Devices, Inc. (a)(b)	20,990	647
FormFactor, Inc. (a)	54,820	2,100
Geo Group, Inc. (a)(b)	73,220	2,131
GFI Group, Inc. (a)(b)	27,010	1,958
GMX Resources, Inc. (a)(b)	30,180	1,044
Golden Telecom, Inc. (b)	34,760	1,912
Hansen Natural Corp. (a)(b)	50,430	2,167
Heico Corp.	52,230	1,836
Hibbett Sports, Inc. (a)	47,500	1,300
Iconix Brand Group, Inc. (a)(b)	100,650	2,236
Immucor, Inc. (a)(b)	41,650	1,165
Internap Network Services Corp. (a)(b)	68,520	988
inVentiv Health, Inc. (a)	37,280	1,365
Inverness Med Innovations, Inc. (a)(b)	59,880	3,055
Jones Lang LaSalle, Inc. (b)	18,300	2,077
Knoll, Inc.	102,200	2,289
Knot, Inc. (a)(b)	60,600	1,223
Life Time Fitness, Inc. (a)(b)	39,540	2,105
Live Nations, Inc. (a)	81,550	1,825
Men’s Wearhouse, Inc.	34,670	1,771
MICROS Systems, Inc. (a)(b)	38,930	2,118
NewStar Financial, Inc. (a)(b)	97,470	1,387
NexCen Brands, Inc. (a)	145,990	1,626
Nuance Communications, Inc. (a)(b)	111,520	1,866
NutriSystem, Inc. (a)(b)	29,070	2,030
Old Dominion Freight Line, Inc. (a)	66,930	2,018
OptionsXpress Holding, Inc. (b)	79,810	2,048

06.30.07	Allianz Funds Annual Report	15

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

June 30, 2007

	Shares	Value (000s)

PrivateBancorp, Inc. (b)	39,080	$1,125
PSS World Medical, Inc. (a)(b)	68,710	1,252
Psychiatric Solutions, Inc. (a)(b)	61,630	2,235
Radiation Therapy Services, Inc. (a)(b)	44,780	1,179
Redwood Trust, Inc., REIT (b)	26,600	1,287
Ruth’s Chris Steak House (a)	75,190	1,277
Signature Bank & Trust (a)	53,920	1,839
Spartan Motors, Inc. (b)	44,955	765
Superior Energy Services (a)	48,790	1,948
Syntel, Inc.	55,880	1,698
Transaction Systems Architects, Inc. (a)	49,710	1,673
United Natural Foods, Inc. (a)(b)	46,530	1,237
Varian Semi-conductor Equipment Associates, Inc. (a)	65,325	2,617
Virginia Commerce Bancorp (a)(b)	76,270	1,290
Volcom, Inc. (a)(b)	47,860	2,399
World Fuel Services Corp.	35,950	1,512
Zumiez, Inc. (a)(b)	37,200	1,405

		99,794

Total Common Stock (cost—$234,308)		299,690

SHORT-TERM INVESTMENTS—30.8%
Collateral Invested for Securities on Loan (c)—27.0%
Allianz Dresdner Daily Asset Fund (d)	83,652,932	83,653

	Principal Amount (000s)
Repurchase Agreement—3.8%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $11,828; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $213 including accrued interest; and Fannie Mae, 5.05%, due 4/28/15, valued at $11,853 including accrued interest (cost—$11,823)	$11,823	11,823

Total Short Term Investments (cost—$95,476)		95,476

Total Investments (cost—$329,784) (e)—127.6%		395,166

Liabilities in excess of other assets—(27.6%)		(85,506)

Net Assets—100.0%		$309,660

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $80,654; cash collateral of $83,653 was received with which the Fund purchased short-term investments.

(c) Securities purchase with cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $177,732 representing 57.40% of net assets, have been fair-valued utilizing modeling tools provided by a third-pary vendor.

Glossary:
REIT—Real Estate Investment Trust

16	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.1%
Australia—2.1%
Brambles Ltd. (a)	83,325	$859
Westpac Capital Corp.	50,000	1,086

		1,945

Canada—0.8%
Canadian Natural Resources Ltd.	10,700	711

Finland—0.9%
Outotec Oyj	14,700	807

France—11.8%
Accor S.A.	9,425	833
Arkema (a)	555	36
Companie Generale de Geophysique S.A. (a)	4,194	1,047
Groupe Danone	16,500	1,333
Ipsen	26,500	1,360
L’Oreal S.A.	11,500	1,359
Pinault-Printemps-Redoute S.A.	7,370	1,285
Schneider Electric S.A.	8,202	1,149
Total S.A.	18,500	1,500
Vinci S.A.	14,800	1,105

		11,007

Germany—11.3%
BAYER AG	22,594	1,711
Commerzbank AG	24,000	1,153
Continental AG	8,000	1,129
Hypo Real Estate Holding AG	16,500	1,070
Merck KGaA (b)	9,500	1,309
SAP AG	33,604	1,728
Siemens AG	16,500	2,374

		10,474

Greece—1.0%
National Bank of Greece S.A.	16,800	957

Hong Kong—3.3%
Cheung Kong Ltd.	72,000	945
CNOOC Ltd.	950,000	1,079
Li & Fung Ltd.	285,800	1,032

		3,056

Italy—3.3%
Banca Popolare di Verona e
Novara S.c.r.l. (b)	40,000	1,150
Unicredito Italiano SpA	214,675	1,917

		3,067

Japan—20.6%
Asahi Glass Co., Ltd.	63,000	849
Canon, Inc.	19,300	1,132
East Japan Railway Co.	155	1,194
Fanuc Ltd.	10,800	1,115
Ibiden Co., Ltd.	15,400	994
Joyo Bank Ltd.	168,000	1,044
Kuraray Co., Ltd.	71,000	832
Mitsubishi Tokyo Financial Group, Inc.	111	1,223
Mitsui Fudosan Co., Ltd.	37,000	1,037
Nintendo Co., Ltd.	5,000	1,824
Nissan Motor Co., Ltd.	131,700	1,410
NTT Data Corp.	234	1,110
Resona Holdings, Inc. (b)	340	812
Sharp Corp.	44,000	834
SMC Corp.	4,600	612
Sumitomo Mitsui Financial Group, Inc.	149	1,389
T&D Holdings, Inc.	12,500	844
Takeda Pharmaceutical Co., Ltd.	15,100	976

		19,231

	Shares	Value (000s)
Jersey, Channel Islands—1.1%
Experian Group Ltd.	85,000	$1,070

Netherlands—5.4%
ABN AMRO Holding NV	16,100	738
ING Groep NV	24,802	1,092
Koninklijke (Royal) KPN NV	81,407	1,350
Royal Numico NV	35,850	1,863

		5,043

Norway—1.9%
Statoil ASA	57,950	1,798

Singapore—1.0%
SembCorp Industries Ltd.	248,520	926

South Korea—1.2%
Samsung Electronics Co., Ltd.	1,730	1,058

Sweden—3.9%
Atlas Copco AB	58,600	976
Hennes & Mauritz AB, Ser. B	20,300	1,200
Telefonaktiebolaget LM Ericsson, Class B	374,500	1,494

		3,670

Switzerland—12.0%
ABB Ltd.	81,000	1,826
Credit Suisse Group	21,693	1,540
Holcim Ltd.	10,600	1,145
Lonza Group AG	10,700	982
Novartis AG	37,400	2,100
Roche Holdings AG	13,130	2,326
Zurich Financial Services AG	4,000	1,236

		11,155

United Kingdom—16.5%
Barclays PLC	92,092	1,281
BHP Billiton PLC	114,450	3,179
Diageo PLC	54,012	1,123
Prudential PLC	116,000	1,651
Reckitt Benckiser PLC	27,125	1,485
Serco Group PLC	96,600	871
Shire PLC	41,074	1,014
Smith & Nephew PLC	80,000	991
Vodafone Group PLC	433,097	1,451
Xstrata PLC	39,605	2,358

		15,404

Total Common Stock (cost—$70,469)		91,379

PREFERRED STOCK—1.9%
Germany—1.9%
Henkel KGaA (cost—$1,561)	32,640	1,723

	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—3.2%
Canadian Imperial Bank, 5.313% due 7/2/07 (cost—$3,027)	$3,027	3,027

Total Investments (cost—$75,057) (d)—103.2%		96,129

Liabilities in excess of other assets—(3.2%)		(2,937)

Net Assets—100.0%		$93,192

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $2,911; cash collateral of $3,007 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Securities with an aggregate value of $92,391, representing 99.14% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	17

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.3%
Aerospace—3.1%
Boeing Co.	109,100	$10,491
United Technologies Corp.	85,700	6,079

		16,570

Capital Goods—3.6%
Caterpillar, Inc.	61,000	4,776
General Electric Co.	142,800	5,467
Textron, Inc.	83,200	9,161

		19,404

Consumer Discretionary—6.6%
Coach, Inc. (b)	137,900	6,535
J.C. Penney Co., Inc.	163,400	11,827
Macy’s, Inc.	188,448	7,496
Starbucks Corp. (b)	135,848	3,565
Walgreen Co.	134,000	5,834

		35,257

Consumer Services—2.8%
Marriott International, Inc., Class A	232,900	10,070
News Corp., Class A	220,500	4,677

		14,747

Consumer Staples—6.4%
Colgate-Palmolive Co.	157,500	10,214
PepsiCo, Inc.	182,500	11,835
Procter & Gamble Co.	195,800	11,981

		34,030

Energy—8.2%
EOG Resources, Inc.	69,500	5,078
Schlumberger Ltd.	186,500	15,841
Transocean, Inc. (b)	52,500	5,564
Weatherford International Ltd. (b)	183,000	10,109
XTO Energy, Inc.	120,100	7,218

		43,810

Financial Services—12.2%
Citigroup, Inc.	125,000	6,411
Franklin Resources, Inc.	89,700	11,883
Goldman Sachs Group, Inc.	27,200	5,896
IntercontinentalExchange, Inc. (b)	43,300	6,402
Merrill Lynch & Co., Inc.	116,500	9,737
Northern Trust Corp.	106,400	6,835
U.S. Bancorp (c)	314,700	10,369
Zions Bancorporation	101,800	7,829

		65,362

Healthcare—15.7%
Abbott Laboratories	127,200	6,812
Aetna, Inc.	172,400	8,517
Allergan, Inc.	100,000	5,764
Genentech, Inc. (b)	68,200	5,160
Gilead Sciences, Inc. (b)	249,200	9,661
Merck & Co., Inc.	159,300	7,933
Schering-Plough Corp.	228,400	6,952
Shire Pharmaceuticals Group PLC ADR	112,500	8,340
St. Jude Medical, Inc. (b)	168,100	6,974
Wyeth	165,900	9,513
Zimmer Holdings, Inc. (b)(c)	95,200	8,082

		83,708

Industrial—1.5%
Deere & Co.	67,100	8,102

Materials & Processing—2.2%
Air Products & Chemicals, Inc.	97,900	7,868
Precision Castparts Corp.	33,200	4,029

		11,897

	Shares	Value (000s)

Multi-Media—3.5%
Comcast Corp., Class A (b)(c)	263,400	$7,407
Walt Disney Co.	325,300	11,106

		18,513

Oil & Gas—2.5%
Exxon Mobil Corp.	161,100	13,513

Retail—1.5%
CVS Corp.	219,400	7,997

Technology—21.1%
Adobe Systems, Inc. (b)	211,600	8,496
Apple, Inc. (b)	82,400	10,056
EMC Corp. (b)	479,000	8,670
Google, Inc., Class A (b)	36,900	19,313
Hewlett-Packard Co.	360,000	16,063
Intel Corp.	561,300	13,336
Microsoft Corp.	472,400	13,922
SanDisk Corp. (b)(c)	80,700	3,949
Texas Instruments, Inc.	367,200	13,818
Thermo Fisher Scientific, Inc. (b)	102,700	5,312

		112,935

Telecommunications—6.4%
AT&T, Inc. (a)	370,200	15,363
Cisco Systems, Inc. (a)(b)	388,000	10,806
QUALCOMM, Inc.	190,100	8,248

		34,417

Total Common Stock (cost—$431,435)		520,262

SHORT-TERM INVESTMENTS—3.8%
Collateral Invested for Securities on Loan (d)—1.8%
Allianz Dresdner Daily Asset Fund (e)	6,542,143	6,542

	Principal Amount (000s)
Morgan Stanley, 5.41% due 3/3/08, FRN	$3,000	3,000

		9,542

Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $10,607; collateralized by Federal Home Loan Bank, 5.857%, due 3/2/17, valued at $10,819 including accrued interest (cost—$10,603)	10,603	10,603

Total Short-Term Investments (cost—$20,145)		20,145

OPTIONS PURCHASED (b)—1.3%
	Contracts
Call Options—1.3%
Air Products & Chemicals (CBOE) strike price $75, expires 1/17/09	645	868
Apple, Inc. (CBOE) strike price $95, expires 7/21/07	755	2,069

	Contracts	Value (000s)

AT&T, Inc. (CBOE) strike price $35, expires 1/19/08	2,398	$1,727
Cisco Systems, Inc. (CBOE) strike price $25, expires 1/19/08	4,285	1,928
Merck & Co., Inc. (CBOE) strike price $52.50, expires 1/19/08	1,127	287

Total Options Purchased (cost—$3,172)		6,879

Total Investments before options written (cost—$454,752)—102.4%		547,286

OPTIONS WRITTEN (b)—(0.6%)
Call Options—(0.3%)
AT&T, Inc. (CBOE) strike price $40, expires 1/19/08	1,199	(444)
Cisco Systems, Inc. (CBOE) strike price $30, expires 1/19/08	8,165	(1,331)

		(1,775)

Put Options—(0.3%)
Air Products & Chemicals (CBOE) strike price $65, expires 1/17/09	645	(134)
Apple, Inc. (CBOE) strike price $85, expires 7/21/07	755	(4)
AT&T, Inc. (CBOE) strike price $30, expires 1/19/08	2,398	(48)
Exxon Mobil Corp. (CBOE) strike price $80, expires 1/19/08	510	(178)
Merck & Co., Inc. (CBOE) strike price $45, expires 1/19/08	1,127	(174)
Starbucks Corp. (CBOE) strike price $30, expires 1/19/08	2,314	(949)

		(1,487)

Total Options Written (premiums received—$2,974)		(3,262)

Total Investments net of options written (cost—$451,778)—101.8%		544,024

Other liabilities in excess of other assets—(1.8%)		(9,659)

Net Assets—100.0%		$534,365

18	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

June 30, 2007

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $9,296; cash collateral of $9,541 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rated disclosed reflects the rate in effect on June 30, 2007.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	19

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.8%
Aerospace—0.6%
Goodrich Corp.	9,315	$555

Building/Construction—1.0%
Foster Wheeler Ltd. (a)	7,316	783
KB Home	855	33

		816

Capital Goods—4.2%
Cooper Industries Ltd., Class A	32,663	1,865
Intermec, Inc. (a)(b)	29,958	758
Roper Industries, Inc.	16,669	952

		3,575

Commercial Services—1.1%
Pharmaceutical Product Development, Inc.	25,455	974

Communications—3.5%
Comverse Technology, Inc. (a)	27,959	583
MetroPCS Communications, Inc. (a)	26,589	879
NII Holdings, Inc., Class B (a)	19,154	1,546

		3,008

Consumer Discretionary—12.6%
Applebee’s International, Inc.	29,306	706
Coach, Inc. (a)	17,100	811
Dick’s Sporting Goods, Inc. (a)	8,855	515
Family Dollar Stores, Inc.	23,950	822
GameStop Corp., Class A (a)(b)	19,538	764
Gildan Activewear, Inc. (a)	23,389	802
Guess?, Inc.	5,675	273
International Game Technology	31,927	1,268
J.C. Penney Co., Inc.	19,126	1,384
Nordstrom, Inc.	17,706	905
Oshkosh Truck Corp., Class B (b)	8,565	539
Phillips-Van Heusen	18,083	1,095
Polo Ralph Lauren Corp., Class A	10,001	981

		10,865

Consumer Services—7.4%
Apollo Group, Inc., Class A (a)	17,621	1,030
E.W. Scripps Co., Class A	16,175	739
Everest Re Group Ltd.	5,745	624
Hertz Global Holdings, Inc. (a)	38,139	1,013
Monster Worldwide, Inc. (a)	11,905	489
National CineMedia, Inc. (a)	32,465	909
Quanta Services, Inc. (a)(b)	20,222	620
UTI Worldwide, Inc.	33,130	888

		6,312

Consumer Staples—5.6%
Bunge Ltd. (b)	10,390	878
Clorox Co.	20,406	1,267
Hansen Natural Corp. (a)(b)	30,714	1,320
Pepsi Bottling Group, Inc.	15,900	536
Wm. Wrigley Jr. Co.	15,140	837

		4,838

Energy—9.6%
Cameron International Corp. (a)	4,745	339
Grant Prideco, Inc. (a)(b)	16,708	899
National-Oilwell Varco, Inc. (a)	18,728	1,952
Newfield Exploration Co. (a)	5,290	241
Noble Corp.	3,510	342
Southwestern Energy Co. (a)	37,537	1,671
Sunoco, Inc.	12,130	967
Sunpower Corp. (a)(b)	1,640	104
Weatherford International Ltd. (a)	31,757	1,754

		8,269

	Shares	Value (000s)

Environmental Services—1.1%
Republic Services, Inc.	30,763	$943

Financial Services—7.3%
Affiliated Managers Group, Inc. (a)(b)	7,311	941
City National Corp.	8,136	619
Federated Investors, Inc.	6,850	262
IntercontinentalExchange, Inc. (a)	6,228	921
Lazard Ltd., Class A (b)	29,621	1,334
Northern Trust Corp.	22,162	1,424
Zions Bancorporation	9,657	743

		6,244

Healthcare—13.7%
Allergan, Inc.	20,590	1,187
Brookdale Senior Living, Inc. (b)	11,634	530
Celgene Corp. (a)	15,844	908
Community Health Systems, Inc. (a)	4,945	200
Coventry Health Care, Inc. (a)	7,065	407
Cytyc Corp. (a)	17,043	735
Endo Pharmaceuticals Holdings, Inc. (a)	29,887	1,023
Express Scripts, Inc. (a)	19,890	995
Forest Laboratories, Inc. (a)	1,425	65
Gen-Probe, Inc. (a)	12,025	727
Genzyme Corp. (a)	5,470	352
Health Net, Inc. (a)	5,300	280
Kyphon, Inc. (a)(b)	24,497	1,180
PDL BioPharma, Inc. (a)(b)	8,500	198
Quest Diagnostics, Inc. (b)	16,427	848
Shire Pharmaceuticals Group PLC ADR (b)	18,448	1,368
Theravance, Inc. (a)	13,918	445
United Therapeutics Corp. (a)(b)	5,325	339

		11,787

Hotels/Gaming—2.8%
Melco PBL Entertainment Macau Ltd. ADR (a)(b)	34,703	436
MGM Mirage, Inc. (a)	3,245	267
Starwood Hotels & Resorts Worldwide, Inc.	25,417	1,705

		2,408

Industrial—0.2%
AGCO Corp. (a)(b)	4,760	207

Materials & Processing—4.9%
Air Products & Chemicals, Inc.	15,893	1,277
Allegheny Technologies, Inc.	3,585	376
Ecolab, Inc.	10,545	450
Precision Castparts Corp.	15,662	1,901
Rohm & Haas Co.	3,300	181

		4,185

Technology—22.6%
Activision, Inc. (a)	70,541	1,317
Ametek, Inc.	41,024	1,628
Analog Devices, Inc.	9,435	355
Autodesk, Inc. (a)	17,670	832
BEA Systems, Inc. (a)	15,800	216
Broadcom Corp., Class A (a)	21,867	640
Citrix Systems, Inc. (a)(b)	27,885	939
Cognizant Technology Solutions Corp. (a)	15,479	1,162
Dolby Laboratories, Inc. (a)	19,075	675
Energy Conversion Devices, Inc. (a)(b)	8,939	276
F5 Networks, Inc. (a)	12,154	980
Global Payments, Inc.	27,475	1,089
Intersil Corp.	29,478	927
Maxim Integrated Products, Inc.	35,966	1,202

	Shares	Value (000s)

McAfee, Inc. (a)	19,450	$685
Microchip Technology, Inc.	27,836	1,031
National Semiconductor Corp.	36,780	1,040
Network Appliance, Inc. (a)	7,775	227
PMC-Sierra, Inc. (a)(b)	37,635	291
Salesforce.com, Inc. (a)(b)	11,580	496
SanDisk Corp. (a)(b)	25,196	1,233
SBA Communications Corp. (a)	40,351	1,355
Thermo Fisher Scientific, Inc. (a)	16,055	830

		19,426

Telecommunications—0.6%
SAVVIS, Inc. (a)	9,842	487

Total Common Stock (cost—$72,002)		84,899

SHORT-TERM INVESTMENTS—15.9%
Collateral Invested for Securities on Loan (c)—15.7%
Allianz Dresdner Daily Asset Fund (d)	13,482,626	13,483

	Principal Amount (000s)
Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $172; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $176 including accrued interest (cost—$172)	$172	172

Total Short-Term Investments (cost—$13,654)		13,655

Total Investments (cost—$85,656)—114.7%		98,554

Liabilities in excess of other assets—(14.7%)		(12,639)

Net Assets—100.0%		$85,915

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $13,145; cash collateral of $13,483 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

20	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Small-Cap Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—96.8%
Aerospace—3.4%
BE Aerospace, Inc. (a)	3,430	$142
Heico Corp.	2,060	72
Moog, Inc. (a)	1,495	66

		280

Automotive—0.9%
LKQ Corp. (a)	3,110	77

Building/Construction—1.0%
Williams Scotsman International, Inc. (a)	3,380	81

Capital Goods—1.4%
Spartan Motors, Inc.	2,940	50
Stanley, Inc. (a)	3,805	67

		117

Communications—1.1%
inVentiv Health, Inc. (a)	2,360	86

Consumer Discretionary—13.0%
Applebee’s International, Inc.	2,160	52
Central European Distribution Corp. (a)(b)	3,010	104
Children’s Place Retail Stores, Inc. (a)	1,190	62
CROCS, Inc. (a)(b)	4,344	187
First Cash Financial Services, Inc. (a)	3,310	78
Hibbett Sports, Inc. (a)	2,170	59
Iconix Brand Group, Inc. (a)	4,380	97
Insight Enterprises, Inc. (a)	2,915	66
Knoll, Inc.	4,640	104
Miller Herman, Inc.	1,254	40
Ruth’s Chris Steak House (a)	2,850	48
Volcom, Inc. (a)(b)	1,980	99
Zumiez, Inc. (a)(b)	1,815	69

		1,065

Consumer Services—6.6%
Advisory Board Co. (a)	1,070	59
AMN Healthcare Services, Inc. (a)	2,940	65
Central European Media Enterprises Ltd., Class A (a)	940	92
Kenexa Corp. (a)	1,680	63
Life Time Fitness, Inc. (a)	1,620	86
Macrovision Corp (a)	2,225	67
Monro Muffler Brake, Inc.	1,550	58
Sinclair Broadcast Group, Inc.	3,440	49

		539

Consumer Staples—2.1%
Hansen Natural Corp. (a)(b)	2,020	87
Physicians Formula Holdings, Inc. (a)	1,589	25
United Natural Foods, Inc. (a)(b)	2,310	61

		173

Electronics—0.6%
Measurement Specialties, Inc. (a)	2,020	48

Energy—6.6%
Arena Resources, Inc. (a)	1,010	59
Basic Energy Services, Inc. (a)	2,400	61
Core Laboratories NV (a)	556	57
Dril-Quip, Inc. (a)	890	40
GMX Resources, Inc. (a)	1,680	58
Superior Energy Services (a)	2,300	92
T-3 Energy Services, Inc. (a)	3,298	110
Tetra Technologies, Inc. (a)	2,380	67

		544

Financial Services—11.0%
Affiliated Managers Group, Inc. (a)(b)	1,390	179
Castlepoint Holdings Ltd. (b)	3,744	55

	Shares	Value (000s)

GFI Group, Inc. (a)	1,250	$91
Jones Lang LaSalle, Inc.	360	41
NewStar Financial, Inc. (a)	3,370	48
NexCen Brands, Inc. (a)	5,320	59
OptionsXpress Holding, Inc.	2,820	72
PrivateBancorp, Inc.	1,230	35
Stifel Financial Corp. (a)	1,310	77
Sunstone Hotel Investors, Inc., REIT	1,930	55
Tower Group, Inc.	2,546	81
United Community Banks, Inc.	1,840	48
Virginia Commerce Bancorp (a)	3,322	56

		897

Healthcare—17.2%
Adams Respiratory Therapeutics, Inc. (a)	1,300	51
Amedisys, Inc. (a)	1,275	46
American Medical Systems Holdings, Inc. (a)(b)	3,180	57
Animal Health International, Inc. (a)	6,480	94
Arthrocare Corp. (a)	1,020	45
Conceptus, Inc. (a)	2,270	44
Eurand NV (a)	2,388	37
Five Star Quality Care, Inc. (a)(b)	5,515	44
HealthExtras, Inc. (a)	1,320	39
ICU Medical, Inc. (a)	1,230	53
Illumina, Inc. (a)	1,200	49
Immucor, Inc. (a)	3,070	86
Integra LifeSciences Holdings Corp. (a)(b)	1,440	71
Inverness Med Innovations, Inc. (a)	2,200	112
Kyphon, Inc. (a)(b)	1,410	68
Nighthawk Radiology Holdings, Inc. (a)	2,130	38
NuVasive, Inc. (a)	1,930	52
Option Care, Inc.	4,650	72
PDL BioPharma, Inc. (a)(b)	2,500	58
PSS World Medical, Inc. (a)	3,010	55
Psychiatric Solutions, Inc. (a)	2,830	103
Radiation Therapy Services, Inc. (a)(b)	2,190	58
Sun Healthcare Group, Inc. (a)	5,560	81

		1,413

Industrial—0.9%
World Fuel Services Corp.	1,730	73

Insurance—0.7%
First Mercury Financial Corp. (a)	2,550	53

Materials & Processing—2.6%
Carpenter Technology Corp.	330	43
Genlyte Group, Inc. (a)	1,015	80
Ladish Co., Inc. (a)	1,020	44
Sun Hydraulics Corp.	855	42

		209

Technology—22.2%
Allscripts Healthcare Solutions, Inc. (a)(b)	2,445	62
Anixter International, Inc. (a)	890	67
Cree, Inc. (a)(b)	1,895	49
DealerTrack Holdings, Inc. (a)	3,180	117
Emulex Corp. (a)	2,750	60
Energy Conversion Devices, Inc. (a)(b)	1,220	38
Exar Corp. (a)	4,890	66
FormFactor, Inc. (a)	1,530	59
i2 Technologies, Inc. (a)(b)	3,030	56
II-VI, Inc. (a)	1,510	41
Informatica Corp. (a)	4,440	66
Internap Network Services Corp. (a)	2,980	43
Knot, Inc. (a)(b)	3,000	61
MICROS Systems, Inc. (a)	1,550	84
Nuance Communications, Inc. (a)(b)	3,090	52

	Shares	Value (000s)

NutriSystem, Inc. (a)(b)	1,380	$96
Omnicell, Inc. (a)	3,090	64
Omniture, Inc. (a)(b)	2,626	60
OPNET Technologies, Inc. (a)	3,610	42
Patni Computer Systems Ltd. ADR	1,640	41
Pericom Semi-conductor Corp. (a)	5,665	63
PMC-Sierra, Inc. (a)(b)	7,000	54
Syntel, Inc.	1,260	38
Systems Xcellence, Inc. (a)	3,156	91
Transaction Systems Architects, Inc. (a)	2,240	75
Ultimate Software Group, Inc. (a)	1,960	57
Varian Semi-conductor Equipment Associates, Inc. (a)	2,745	110
Viasat, Inc. (a)	2,110	68
Visual Sciences, Inc. (a)	2,640	41

		1,821

Telecommunications—3.6%
Dobson Communications Corp. (a)	6,290	70
Golden Telecom, Inc.	1,090	60
NTELOS Holdings Corp.	3,260	90
PAETEC Holding Corp. (a)	6,940	78

		298

Transportation—1.9%
Copa Holdings S.A.	1,280	86
Old Dominion Freight Line, Inc. (a)	2,325	70

		156

Total Common Stock (cost—$7,064)		7,930

SHORT-TERM INVESTMENTS—21.9%
Collateral Invested for Securities on Loan (c)—18.5%
Allianz Dresdner Daily Asset Fund (d)	1,516,543	1,516

	Principal Amount (000s)
Repurchase Agreement—3.4%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $284; collateralized by Federal Home Loan Bank, 5.857%, due 3/2/17, valued at $290 including accrued interest (cost—$284)	$284	284

Total Short-Term Investments (cost—$1,800)		1,800

Total Investments (cost—$8,864)—118.7%		9,730

Liabilities in excess of other assets—(18.7%)		(1,535)

Net Assets—100.0%		$8,195

06.30.07	Allianz Funds Annual Report	21

Schedule of Investments (cont.)

RCM Small-Cap Growth Fund

June 30, 2007

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $1,470; cash collateral of $1,517 was received with which the Fund purchased short-term investments.

(c) Security purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

22	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Strategic Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—88.9%
Aerospace—0.9%
General Dynamics Corp.	480	$38

Capital Goods—1.8%
Danaher Corp.	442	34
Fluor Corp.	380	42

		76

Chemicals—2.0%
Monsanto Co.	1,248	84

Commercial Services—0.5%
Pharmaceutical Product Development, Inc.	575	22

Consumer Discretionary—10.4%
Coach, Inc. (b)	693	33
CVS Corp.	2,173	79
GameStop Corp., Class A (b)	1,601	63
Gildan Activewear, Inc. (b)	1,523	52
Guess?, Inc.	690	33
J.C. Penney Co., Inc.	715	52
Nintendo Co., Ltd. (c)	82	30
Phillips-Van Heusen	658	40
Starbucks Corp. (b)	741	19
Walt Disney Co.	918	31

		432

Consumer Services—0.7%
Quanta Services, Inc. (b)	946	29

Consumer Staples—3.8%
Clorox Co.	754	47
Colgate-Palmolive Co.	658	42
Hansen Natural Corp. (b)	670	29
PepsiCo, Inc.	600	39

		157

Energy—7.8%
EOG Resources, Inc.	658	48
Peabody Energy Corp.	429	21
Schlumberger Ltd.	1,130	96
Southwestern Energy Co. (b)	893	40
Sunpower Corp. (b)	1,216	76
Valero Energy Corp.	565	42

		323

Financial Services—8.1%
Chicago Mercantile Exchange Holdings, Inc. (a)	143	77
Citigroup, Inc.	814	42
Goldman Sachs Group, Inc.	195	42
Lazard Ltd., Class A	1,095	49
Merrill Lynch & Co., Inc.	278	23
Northern Trust Corp.	505	33
U.S. Bancorp	2,127	70

		336

Healthcare—9.3%
Abbott Laboratories	680	36
Aetna, Inc.	670	33
Allergan, Inc.	750	43
Celgene Corp. (b)	700	40
Gilead Sciences, Inc. (b)	2,074	80
Merck & Co., Inc.	1,001	50
Shire Pharmaceuticals Group PLC ADR	621	46
St. Jude Medical, Inc. (a)(b)	765	32
Theravance, Inc. (b)	859	28

		388

	Shares	Value (000s)

Hotels/Gaming—1.9%
Starwood Hotels & Resorts Worldwide, Inc. (a)	1,198	$80

Industrial—1.0%
Deere & Co.	348	42

Materials & Processing—1.6%
Air Products & Chemicals, Inc.	312	25
Precision Castparts Corp.	327	40

		65

Metals & Mining—0.7%
Newmont Mining Corp.	690	27

Multi-Media—1.3%
Comcast Corp., Class A (b)	1,994	56

Oil & Gas—3.3%
Exxon Mobil Corp.	1,149	97
Transocean, Inc. (b)	390	41

		138

Technology—29.5%
Activision, Inc. (b)	1,388	26
Adobe Systems, Inc. (b)	1,042	42
American Tower Corp. (b)	1,002	42
Apple, Inc. (b)	1,891	231
Autodesk, Inc. (b)	614	29
Cerner Corp. (a)(b)	1,059	59
Chartered Semi-conductor
Manufacturing Ltd. ADR (b)	2,369	21
Cisco Systems, Inc. (b)	936	26
Cogent, Inc. (b)	2,124	31
Cognizant Technology Solutions Corp., Class A (b)	346	26
Concur Technologies, Inc. (b)	914	21
Corning, Inc. (b)	2,599	66
EMC Corp. (b)	2,456	44
Global Payments, Inc.	530	21
Google, Inc., Class A (a)(b)	259	136
Hewlett-Packard Co.	319	14
Intel Corp.	1,397	33
MEMC Electronic Materials, Inc. (b)	518	32
NVIDIA Corp. (b)	1,505	62
QUALCOMM, Inc.	858	37
Research In Motion Ltd. (b)	50	10
Riverbed Technology, Inc. (b)	716	31
Salesforce.com, Inc. (b)	1,611	69
Sun Microsystems, Inc. (b)	7,416	39
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	6	—	(d)
Texas Instruments, Inc.	1,596	60
Thermo Fisher Scientific, Inc. (b)	415	22

		1,230

Telecommunications—4.3%
AT&T, Inc.	2,371	98
China Mobile Ltd. ADR	385	21
NII Holdings, Inc., Class B (b)	478	38
Philippine Long Distance Telephone Co. ADR	362	21

		178

Total Common Stock (cost—$3,431)		3,701

EXCHANGE-TRADED FUNDS—1.0%

Oil Service HOLDRs Trust (cost—$43)	246	43

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—8.3%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $347; collateralized by Fannie Mae 5.05%, due 4/28/15, valued at $357 including accrued interest (cost—$347)	$347	$347

OPTIONS PURCHASED (b)—1.8%
	Contracts
Call Options—1.7%
Air Products & Chemicals (CBOE)
strike price $75, expires 1/17/09	8	11
AT&T, Inc. (CBOE)
strike price $35, expires 1/19/08	16	11
Autodesk, Inc. (CBOE)
strike price $40, expires 1/19/08	3	3
Clorox Co. (CBOE)
strike price $60, expires 1/19/08	9	4
Corning, Inc. (CBOE)
strike price $22.50, expires 8/18/07	8	3
Google, Inc. (CBOE)
strike price $490, expires 1/19/08	1	7
Hewlett Packard Co. (CBOE)
strike price $30, expires 1/19/08	11	17
strike price $45, expires 11/17/07	2	— (d)
Intel Corp. (CBOE)
strike price $25, expires 1/19/08	11	2
NVIDIA Corp. (CBOE)
strike price $35, expires 1/19/08	9	9
QUALCOMM, Inc. (CBOE)
strike price $40, expires 1/19/08	7	4

		71

Put Options—0.1%
Apple, Inc. (CBOE)
strike price $120, expires 1/19/08	4	5

Total Options Purchased (cost—$47)		76

Total Investments before options written (cost—$3,868)—100.0%		4,167

OPTIONS WRITTEN (b)—(0.6%)
Call Options—(0.2%)
Apple, Inc. (CBOE)
strike price $135, expires 1/19/08	2	(2)
strike price $150, expires 1/19/08	4	(3)
AT&T, Inc. (CBOE)
strike price $40, expires 1/19/08	8	(3)

06.30.07	Allianz Funds Annual Report	23

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2007

	Contracts	Value (000s)

Cerner Corp. (CBOE)
strike price $60, expires 9/22/07	2	$—	(d)
Cognizant Technology Solutions (CBOE)
strike price $90, expires 7/21/07	1	—	(d)
Corning, Inc. (CBOE)
strike price $30, expires 1/19/08	3	—	(d)
Newmont Mining Corp. (CBOE)
strike price $42.50, expires 9/22/07	1	—	(d)

		(8)

Put Options—(0.4%)
Air Products & Chemicals (CBOE)
strike price $65, expires 1/17/09	8	(2)
American Tower Corp. (CBOE)
strike price $32.50, expires 1/19/08	2	—	(d)
Apple, Inc. (CBOE)
strike price $75, expires 1/19/08	3	—	(d)
strike price $80, expires 1/19/08	1	—	(d)
strike price $105, expires 1/19/08	4	(2)
AT&T, Inc. (CBOE)
strike price $30, expires 1/19/08	16	—	(d)
Autodesk, Inc. (CBOE)
strike price $35, expires 1/19/08	4	—	(d)
strike price $37.50, expires 10/20/07	5	—	(d)
Cisco Systems, Inc. (CBOE)
strike price $22.50, expires 1/19/08	3	—	(d)
strike price $23.75, expires 1/17/09	15	(3)
strike price $25, expires 1/19/08	6	(1)
Corning, Inc. (CBOE)
strike price $20, expires 8/18/07	9	—	(d)
Google, Inc. (CBOE)
strike price $430, expires 1/19/08	1	(1)
Hewlett Packard Co. (CBOE)
strike price $37.50, expires 11/17/07	8	—	(d)
strike price $40, expires 8/18/07	2	—	(d)
strike price $40, expires 11/17/07	5	(1)
Intel Corp. (CBOE)
strike price $17.50, expires 1/19/08	15	—	(d)
strike price $20, expires 1/19/08	11	(1)
Monsanto Co. (CBOE)
strike price $45, expires 7/21/07	2	—	(d)
Newmont Mining Corp. (CBOE)
strike price $37.50, expires 9/22/07	1	—	(d)
NVIDIA Corp. (CBOE)
strike price $27.50, expires 1/19/08	14	(1)

	Contracts	Value (000s)

Oil Service HOLDRs Trust (CBOE)
strike price $135, expires 7/21/07	7	$— (d)
QUALCOMM, Inc. (CBOE)
strike price $35, expires 7/21/07	7	— (d)
strike price $35, expires 1/19/08	8	(1)
Starbucks Corp. (CBOE)
strike price $30, expires 1/19/08	12	(5)

		(18)

Total Options Written (premiums received—$43)		(26)

Total Investments net of options written (cost—$3,825)—99.4%		4,141

Other assets less liabilities—0.6%		25

Net Assets—100.0%		$4,166

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Securities with an aggregate value of $30, representing 0.72% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

(d) Amount less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

24	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Technology Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—83.6%
Capital Goods—2.3%
ABB Ltd.	1,248,000	$28,140

Chemicals—3.1%
Monsanto Co. (b)	298,290	20,146
Wacker Chemie AG	73,600	17,335

		37,481

Communications—2.4%
Focus Media Holding Ltd. ADR (c)(d)	566,355	28,601

Consumer Discretionary—5.7%
GameStop Corp., Class A (c)	135,395	5,294
Nintendo Co., Ltd.	174,298	63,591

		68,885

Consumer Staples—1.3%
Orkla ASA (d)	824,000	15,536

Energy—8.2%
Cameron International Corp. (c)(d)	140,985	10,076
First Solar, Inc. (c)(d)	223,495	19,956
National-Oilwell Varco, Inc. (c)	61,000	6,359
Q-Cells AG (c)	142,000	12,249
Renewable Energy Corp. AS (c)(d)	507,000	19,635
Schlumberger Ltd.	78,990	6,709
Sunpower Corp. (c)(d)	289,960	18,282
Suntech Power Holdings Co., Ltd. ADR (c)(d)	162,450	5,925

		99,191

Technology—51.0%
Activision, Inc. (b)(c)	981,220	18,319
Analog Devices, Inc. (b)	167,120	6,290
Apple, Inc. (b)(c)	217,175	26,504
Autodesk, Inc. (b)(c)	531,800	25,037
Baidu.com ADR (c)(d)	122,800	20,628
Cerner Corp. (b)(c)(d)	460,270	25,531
Chartered Semi-conductor Manufacturing Ltd. (c)(d)	26,622,134	23,415
Comverse Technology, Inc. (b)(c)	593,940	12,384
Corning, Inc. (c)	743,020	18,984
Ctrip.com International Ltd. ADR	238,515	18,754
Dolby Laboratories, Inc. (c)	311,045	11,014
EMC Corp. (b)(c)	1,092,030	19,766
Energy Conversion Devices, Inc. (c)(d)	1,000	31
FormFactor, Inc. (c)	1,000	38
Foundry Networks, Inc. (b)(c)	1,683,115	28,041
Google, Inc., Class A (b)(c)	61,065	31,960
Infineon Technologies AG (c)	1,508,350	25,053
Intel Corp. (b)	2,112,525	50,194
International Rectifier Corp. (c)	1,000	37
Juniper Networks, Inc. (c)(d)	616,670	15,522
Maxim Integrated Products, Inc.	75,835	2,534
McAfee, Inc. (b)(c)	662,560	23,322
MEMC Electronic Materials, Inc. (b)(c)	146,645	8,963
National Semiconductor Corp. (d)	433,480	12,255
Network Appliance, Inc. (c)	1,000	29
NVIDIA Corp. (b)(c)	1,098,835	45,393

	Shares	Value (000s)

ON Semi-conductor Corp. (c)(d)	1,444,325	$15,483
QUALCOMM, Inc. (b)	82,250	3,569
Red Hat, Inc. (c)(d)	1,000	22
Research In Motion Ltd. (c)	72,995	14,516
Riverbed Technology, Inc. (c)(d)	420,135	18,410
Salesforce.com, Inc. (c)(d)	512,682	21,974
SanDisk Corp. (c)(d)	301,295	14,745
SINA Corp. (c)	155,000	6,488
Telefonaktiebolaget LM Ericsson ADR	1,000	40
Tencent Holdings Ltd.	7,454,960	29,921
Texas Instruments, Inc.	72,295	2,721
THQ, Inc. (c)(d)	545,000	16,633
Varian Semi-conductor Equipment Associates., Inc. (c)	1,500	60

		614,580

Telecommunications—9.6%
Alcatel S.A. (d)	1,163,000	16,268
Amdocs Ltd. (c)	1,000	40
Bharti Airtel Ltd. (c)	740,195	15,206
Cisco Systems, Inc. (b)(c)	227,505	6,336
Level 3 Communications, Inc. (c)(d)	1,067,043	6,242
NII Holdings, Inc., Class B (b)(c)	668,520	53,976
Nokia Corp. ADR	429,675	12,076
Telekomunikasi Indonesia Tbk PT ADR	111,488	4,805

		114,949

Total Common Stock (cost—$753,366)		1,007,363

WARRANTS—3.7%
	Units
Financial Services—3.7%
Macquarie Bank Ltd., Expires 4/9/12	322,800	5,034
Merrill Lynch-Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (c)	4,499,340	39,029

Total Warrants (cost—$32,932)		44,063

SHORT-TERM INVESTMENTS—28.9%
	Shares
Collateral Invested for Securities on Loan (e)—17.0%
Allianz Dresdner Daily Asset Fund (f)	181,432,635	181,433

	Principal Amount (000s)
Bayerische Landesbank,
5.38% due 2/24/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (a)	16,000	16,000
Morgan Stanley,
5.41% due 3/3/08, FRN	5,000	5,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (a)	2,000	2,000

		205,433

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—11.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $143,231; collateralized by Fannie Mae 5.80%, due 2/9/26, valued at $146,041 including accrued interest (cost—$143,173)	$143,173	$143,173

Total Short-Term Investments (cost—$348,606)		348,606

OPTIONS PURCHASED (c)—5.7%
	Contracts
Call Options—5.3%
Apple, Inc. (OTC)
strike price $95, expires 3/20/08	4,081	14,026
Autodesk, Inc. (CBOE)
strike price $40, expires 1/19/08	1,750	1,654
Cisco Systems, Inc. (CBOE)
strike price $17.50, expires 1/19/08	3,374	3,627
Corning, Inc. (CBOE)
strike price $22.50, expires 8/18/07	6,768	2,301
EMC Corp. (CBOE)
strike price $19, expires 10/20/07	2,752	220
strike price $20, expires 1/19/08	10,656	906
Focus Media Holding Ltd. (CBOE)
strike price $50, expires 1/19/08	2,278	1,754
Google, Inc. (CBOE)
strike price $490, expires 1/19/08	631	4,228
strike price $520, expires 12/22/07	153	701
strike price $520, expires 1/17/09	270	2,568
Intel Corp. (CBOE)
strike price $25, expires 1/19/08	8,608	1,317
Level 3 Communications, Inc. (CBOE)
strike price $7.50, expires 1/17/09	43,247	3,892
Microsoft Corp. (CBOE)
strike price $22.50, expires 1/19/08	8,976	6,822
strike price $30, expires 1/17/09	100	37
Network Appliance, Inc. (CBOE)
strike price $35, expires 1/17/09	4,318	1,598
NVIDIA Corp. (CBOE)
strike price $35, expires 1/19/08	5,191	4,983
strike price $50, expires 1/17/09	1,349	809
QUALCOMM, Inc. (CBOE)
strike price $40, expires 1/19/08	5,692	3,757
Red Hat, Inc. (CBOE)
strike price $25, expires 12/22/07	3,656	475
strike price $25, expires 1/19/08	6,866	1,047

06.30.07	Allianz Funds Annual Report	25

Schedule of Investments (cont.)

RCM Technology Fund

June 30, 2007

	Contracts	Value (000s)
Salesforce.com, Inc. (CBOE)
strike price $45, expires 1/19/08	2,581	$1,239
SanDisk Corp. (CBOE)
strike price $47.50, expires 1/19/08	2,947	2,063
strike price $50, expires 1/17/09	2,749	2,749
Suntech Power Holdings Co., Ltd. (CBOE)
strike price $40, expires 12/22/07	2,608	782

		63,555

Put Options—0.4%
Apple, Inc. (CBOE)
strike price $125, expires 1/19/08	3,741	5,312
Autodesk, Inc. (CBOE)
strike price $45, expires 10/20/07	1,340	251

		5,563

Total Options Purchased (cost—$44,288)		69,118

Total Investments before options written and securities sold short (cost—$1,179,192) (g)—121.9%		1,469,150

OPTIONS WRITTEN (c)—(3.2%)
Call Options—(1.1%)
Apple, Inc. (CBOE) strike price $95, expires 7/21/07	167	(457)
strike price $150, expires 1/19/08	3,741	(2,357)
Autodesk, Inc. (CBOE) strike price $50, expires 10/20/07	1,340	(275)
Cameron International Corp. (CBOE) strike price $75, expires 1/19/08	1,409	(789)
Cerner Corp. (CBOE) strike price $60, expires 9/22/07	2,301	(357)
Cisco Systems, Inc. (CBOE) strike price $27.50, expires 10/20/07	4,461	(847)
strike price $30, expires 7/21/07	7,728	(77)
Ctrip.com (CBOE) strike price $60, expires 9/22/07	2,439	(4,854)
Electronic Arts, Inc. (CBOE) strike price $65, expires 1/19/08	3,285	(140)
First Solar, Inc. (CBOE) strike price $95, expires 12/22/07	1,122	(1,167)
Microsoft Corp. (CBOE) strike price $30, expires 1/19/08	6,730	(1,144)
National-Oilwell Varco, Inc. (CBOE) strike price $105, expires 2/16/08	610	(848)
Schlumberger Ltd. (CBOE) strike price $90, expires 11/17/07	789	(379)

		(13,691)

	Contracts	Value (000s)
Put Options—(2.1%)
Advanced Micro Devices, Inc. (CBOE) strike price $12, expires 10/20/07	7,506	$(338)
Amdocs Ltd. (CBOE) strike price $35, expires 1/19/08	4,167	(542)
Apple, Inc. (CBOE) strike price $80, expires 1/19/08	779	(74)
strike price $100, expires 1/19/08	1,154	(462)
strike price $110, expires 1/19/08	2,587	(1,837)
Apple, Inc. (OTC) strike price $75, expires 3/20/08	3,078	(274)
Autodesk, Inc. (CBOE) strike price $35, expires 1/19/08	3,760	(188)
strike price $37.50, expires 10/20/07	2,343	(82)
Cisco Systems, Inc. (CBOE) strike price $23.75, expires 1/17/09	10,530	(1,662)
strike price $25, expires 1/19/08	4,690	(446)
Comverse Technology, Inc. (CBOE) strike price $20, expires 7/21/07	6,197	(140)
Corning, Inc. (CBOE) strike price $20, expires 8/18/07	6,768	(34)
EMC Corp. (CBOE) strike price $17.50, expires 1/19/08	10,656	(1,066)
Energy Conversion Devices, Inc. (CBOE) strike price $30, expires 9/22/07	4,594	(1,263)
Ericsson, Inc. (CBOE) strike price $32.50, expires 10/20/07	2,151	(65)
strike price $35, expires 7/21/07	4,500	(22)
Focus Media Holding Ltd. (CBOE) strike price $35, expires 1/19/08	2,278	(228)
strike price $37.50, expires 10/20/07	3,818	(267)
Google, Inc. (CBOE) strike price $430, expires 1/19/08	460	(377)
strike price $450, expires 1/19/08	171	(204)
strike price $450, expires 1/17/09	270	(837)
strike price $490, expires 12/22/07	153	(309)
Hewlett-Packard Co. (CBOE) strike price $37.50, expires 11/17/07	4,708	(188)
Intel Corp. (CBOE) strike price $17.50, expires 1/19/08	10,028	(171)
strike price $20, expires 1/19/08	8,608	(387)
Level 3 Communications, Inc. (CBOE) strike price $5, expires 1/17/09	43,247	(2,811)

	Contracts	Value (000s)
Microsoft Corp. (CBOE) strike price $27.50, expires 1/19/08	10,873	$(979)
strike price $27.50, expires 1/17/09	4,389	(873)
Network Appliance, Inc. (CBOE) strike price $30, expires 1/17/09	4,318	(1,943)
NVIDIA Corp. (CBOE) strike price $27.50, expires 1/19/08	5,191	(389)
strike price $40, expires 1/17/09	1,349	(809)
Qimonda (CBOE) strike price $14, expires 9/21/07	5,000	(211)
Qlogic Corp. (CBOE) strike price $15, expires 10/20/07	5,882	(250)
QUALCOMM, Inc. (CBOE) strike price $35, expires 1/19/08	5,692	(512)
strike price $35, expires 7/21/07	3,430	(17)
Red Hat, Inc. (CBOE) strike price $20, expires 12/22/07	3,656	(402)
strike price $20, expires 1/19/08	13,166	(1,685)
SAIC, Inc. (CBOE) strike price $15, expires 11/17/07	4,718	(106)
strike price $17.50, expires 1/19/08	2,277	(245)
Salesforce.com, Inc. (CBOE) strike price $37.50, expires 1/18/08	2,581	(685)
SanDisk Corp. (CBOE) strike price $40, expires 1/19/08	2,947	(442)
strike price $40, expires 1/17/09	2,749	(1,017)
Suntech Power Holdings Co., Ltd. (CBOE) strike price $30, expires 12/22/07	2,608	(378)
Telefonaktiebolaget LM Ericsson (CBOE)
strike price $35, expires 10/20/07	4,412	(287)

		(25,504)

Total Options Written (premiums received—$51,367)		(39,195)

SECURITIES SOLD SHORT—(11.1%)
	Shares
Exchange Traded Funds—(5.6%)
iShares Russell 2000 Index Fund	211,730	(17,565)
Powershares QQQ Trust	851,200	(40,492)
Semi-conductor HOLDRs Trust	255,900	(9,737)

		(67,794)

Technology—(5.5%)
Advanced Micro Devices, Inc. (c)	1,086,435	(15,536)
Applied Materials, Inc.	377,000	(7,491)
Hynix Semi-conductor, Inc. GDR (a)(c)	120,650	(4,397)
Infosys Technologies Ltd. ADR	110,000	(5,542)
Lam Research Corp. (c)	192,705	(9,905)
Micron Technology, Inc. (c)	244,165	(3,059)

26	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

RCM Technology Fund

June 30, 2007

	Shares	Value (000s)
Novellus Systems, Inc. (c)	352,130	$(9,990)
Tokyo Electron Ltd.	130,310	(9,587)

		(65,507)

Total Securities Sold Short (proceeds—$127,743)		(133,301)

Total Investments net of options written and securities sold short (cost—$1,000,082)—107.6%		1,296,654

Other liabilities in excess of other assets—(7.6%)		(91,412)

Net Assets—100.0%		$1,205,242

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) All or partial amount segregated as collateral for transactions in options written.

(c) Non-income producing.

(d) All or portion of securities on loan with an aggregate market value of $199,025; cash collateral of $205,390 was received with which the Fund purchased short-term investments.

(e) Securities purchased with cash proceeds from securities on loan.

(f) Affiliated fund.

(g) Securities with an aggregate value of $256,762, representing 21.30% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
GDR—Global Depositary Receipt
OTC—Over the Counter

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	27

Statements of Assets and Liabilities

June 30, 2007
Amounts in thousands, except per share amounts	RCM Global Resources Fund	RCM Global Small-Cap Fund

Assets:
Investments, at value	$18,272	$311,513
Investments in Affiliates, at value	0	83,653
Repurchase agreement, at value	0	0
Cash	1	1
Foreign currency, at value	0	0
Security lending interest receivable (net)	0	40
Receivable for investments sold	0	1,610
Receivable for Fund shares sold	99	1,296
Dividends and interest receivable (net of foreign taxes)	11	507
Unrealized appreciation on forward foreign currency contracts	0	0
	18,383	398,620

Liabilities:
Payable for investments purchased	222	3,990
Payable for securities sold short	0	0
Overdraft due to custodian	0	384
Options written, at value	0	0
Payable for Fund shares redeemed	12	439
Payable for collateral for securities on loan	0	83,653
Dividends payable	0	0
Investment advisory fee payable	10	249
Administration fee payable	6	121
Distribution fee payable	3	69
Servicing fee payable	2	55
Other liabilities	0	0
	255	88,960
Net Assets	$18,128	$309,660

Net Assets Consist of:
Paid-in-capital	$13,689	$227,309
Undistributed (dividends in excess of) net investment income	(2)	(82)
Accumulated net realized gain (loss)	349	17,056
Net unrealized appreciation on investments, options written and foreign currency transactions	4,092	65,377
	$18,128	$309,660

Net Assets:
Institutional Class	$7,439	$34,138
Administrative Class	$0	$0
Other Classes	$10,689	$275,522

Shares Issued and Outstanding:
Institutional Class	377	958
Administrative Class	0	0
Other Classes	548	8,045

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$19.71	$35.64
Administrative Class	$0.00	$0.00

Cost of Investments	$14,180	$246,131
Cost of Investments in Affiliates	$0	$83,653
Cost of Repurchase Agreement	$0	$0
Cost of Foreign Currency	$0	$(382)
Premiums Received for Options Written	$0	$0
Proceeds on Securities Sold Short	$0	$0

28	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Small-Cap Growth Fund	RCM Strategic Growth Fund	RCM Technology Fund

$96,129	$540,744	$85,071	$8,214	$4,167	$1,144,544
0	6,542	13,483	1,516	0	181,433
0	0	0	0	0	143,173
0	0	117	3	21	1
0	0	0	0	1	1,302
3	3	3	1	0	110
970	6,455	1,222	35	255	255,246
74	534	99	0	0	6,192
258	465	39	3	2	195
0	0	0	0	0	0
97,434	554,743	100,034	9,772	4,446	1,732,196

484	7,011	565	53	249	145,391
0	0	0	0	0	133,301
484	0	0	0	0	0
0	3,262	0	0	26	39,195
110	189	13	0	0	1,828
3,027	9,542	13,483	1,516	0	205,433
0	0	0	0	0	199
38	199	34	6	4	874
45	124	19	2	1	390
37	26	3	0	0	152
17	25	2	0	0	170
0	0	0	0	0	21
4,242	20,378	14,119	1,577	280	526,954
$93,192	$534,365	$85,915	$8,195	$4,166	$1,205,242

$180,761	$414,791	$94,013	$6,993	$3,819	$1,071,101
544	1,800	0	0	0	8
(109,191)	25,529	(20,996)	336	33	(162,280)
21,078	92,245	12,898	866	314	296,413
$93,192	$534,365	$85,915	$8,195	$4,166	$1,205,242

$8,092	$348,598	$74,623	$8,195	$3,251	$330,275
$349	$65,777	$1,272	$0	$11	$30,644
$84,751	$119,990	$10,020	$0	$904	$844,323

515	22,803	24,749	450	200	7,145
22	4,323	432	0	1	667
5,570	8,029	3,547	0	56	18,912

$15.70	$15.29	$3.01	$18.20	$16.26	$46.22
$15.82	$15.22	$2.94	$0.00	$16.21	$45.97

$75,057	$448,210	$72,173	$7,348	$3,868	$854,586
$0	$6,542	$13,483	$1,516	$0	$181,433
$0	$0	$0	$0	$0	$143,173
$(286)	$0	$0	$0	$1	$1,302
$0	$2,974	$0	$0	$43	$51,367
$0	$0	$0	$0	$0	$127,743

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	29

Statements of Operations

Year Ended June 30, 2007
Amounts in thousands	RCM Global Resources Fund	RCM Global Small-Cap Fund

Investment Income:
Interest	$24	$301
Dividends, net of foreign withholding taxes	91	2,646
Security lending income (net)	0	413
Miscellaneous income	0	0
Total Income	115	3,360

Expenses:
Investment advisory fees	81	2,398
Administration fees	49	1,159
Distribution and/or servicing fees — Administrative Class	0	0
Distribution and/or servicing fees — Other Classes	31	1,254
Dividends on securities sold short	0	0
Trustees’ fees	1	17
Interest expense	0	1
Shareholder communications expense	0	10
Tax expense	0	0
Miscellaneous expense	1	0
Total Expenses	163	4,839
Net Investment Income (Loss)	(48)	(1,479)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	398	20,643
Options written	0	0
Securities sold short	0	0
Foreign currency transactions	(2)	(143)
Net change in unrealized appreciation/depreciation of:
Investments	2,954	32,438
Options written	0	0
Securities sold short	0	0
Foreign currency transactions	0	(9)
Net Realized and Change in Unrealized Gain	3,350	52,929
Net Increase in Net Assets Resulting from Investment Operations	$3,302	$51,450

30	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Small-Cap Growth Fund	RCM Strategic Growth Fund	RCM Technology Fund

$18	$296	$71	$13	$17	$2,971
1,844	6,316	516	13	31	4,938
52	42	17	7	0	991
0	0	0	0	0	34
1,914	6,654	604	33	48	8,934

421	2,454	422	51	37	10,811
494	1,547	240	15	10	4,830
1	157	3	0	0	65
610	499	66	0	2	4,166
0	0	0	0	1	328
6	40	6	1	0	89
8	0	33	0	0	170
4	24	4	0	0	55
0	1	0	0	0	0
4	0	0	0	0	0
1,548	4,722	774	67	50	20,514
366	1,932	(170)	(34)	(2)	(11,580)

6,840	35,085	6,677	371	366	171,207
0	82	0	0	32	(2,969)
0	0	0	0	(27)	(23,973)
(13)	0	0	0	0	(135)

9,676	46,038	10,171	701	286	127,274
0	(289)	0	0	11	12,390
0	0	0	0	0	(5,811)
4	0	0	0	0	(139)
16,507	80,916	16,848	1,072	668	277,844
$16,873	$82,848	$16,678	$1,038	$666	$266,264

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	31

Statements of Changes in Net Assets

Amounts in thousands	RCM Global Resources Fund		RCM Global Small-Cap Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(48)	$3	$(1,479)	$(1,214)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	396	1,091	20,500	5,233
Payments from Affiliates**	0	0	0	14
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	2,954	562	32,429	19,173
Net increase (decrease) resulting from investment operations	3,302	1,656	51,450	23,206

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	0	0	0	0
Administrative Class	0	0	0	0
Other Classes	(7)	0	0	0
Net realized capital gains
Institutional Class	(466)	(737)	0	0
Administrative Class	0	0	0	0
Other Classes	(397)	0	0	0
Total Dividends and Distributions to Shareholders	(870)	(737)	0	0

Fund Share Transactions:
Shares sold
Institutional Class	2	0	12,008	8,779
Administrative Class	0	0	0	0
Other Classes	9,546	3,668	103,541	140,443
Issued in reorganization
Institutional Class	0	737	0	0
Issued in reinvestment of dividends and distributions
Institutional Class	466	0	0	0
Administrative Class	0	0	0	0
Other Classes	385	0	0	0
Cost of shares redeemed
Institutional Class	0	0	(7,526)	(5,502)
Administrative Class	0	0	0	0
Other Classes	(2,928)	(1,138)	(65,078)	(42,311)
Net increase (decrease) from Fund share transactions	7,471	3,267	42,945	101,409
Fund Redemption Fees	3	0	17	60
Total Increase (Decrease) in Net Assets	9,906	4,186	94,412	124,675

Net Assets:
Beginning of year	8,222	4,036	215,248	90,573
End of year*	$18,128	$8,222	$309,660	$215,248
*Including undistributed (dividends in excess of) net investment income of:	$(2)	$4	$(82)	$(132)
**	See Note 9

32	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

RCM International Growth Equity Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Small-Cap Growth Fund		RCM Strategic Growth Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

$366	$111	$1,932	$1,412	$(170)	$(250)	$(34)	$(11)	$(2)	$(2)
6,827	7,466	35,167	41,654	6,677	20,414	371	64	371	(338)
0	0	0	0	0	626	0	0	0	0
9,680	8,719	45,749	(2,480)	10,171	(5,403)	701	165	297	17
16,873	16,296	82,848	40,586	16,678	15,387	1,038	218	666	(323)

(75)	(119)	(1,078)	(1,269)	0	0	0	0	0	0
(3)	0	(66)	(74)	0	0	0	0	0	0
(340)	(527)	(156)	(15)	0	0	0	0	0	0

0	0	(17,408)	0	(13,167)	0	(54)	0	0	0
0	0	(3,049)	0	(204)	0	0	0	0	0
0	0	(6,840)	0	(2,044)	0	0	0	0	0
(418)	(646)	(28,597)	(1,358)	(15,415)	0	(54)	0	0	0

2,826	4,177	58,240	93,911	7,168	15,508	4,542	3,000	0	3,000
0	0	14,826	21,967	696	516	0	0	0	10
15,696	18,466	31,745	57,702	1,244	5,010	0	0	392	463

0	0	0	0	0	0	0	0	0	0

74	116	17,170	1,169	12,927	0	54	0	0	0
3	0	3,116	74	204	0	0	0	0	0
294	460	6,656	15	1,649	0	0	0	0	0

(3,355)	(3,593)	(112,532)	(97,016)	(48,507)	(43,202)	(603)	0	0	0
(85)	(33)	(22,046)	(28,469)	(142)	(42)	0	0	0	0
(17,637)	(14,312)	(66,487)	(47,340)	(4,271)	(2,721)	0	0	(42)	0
(2,184)	5,281	(69,312)	2,013	(29,032)	(24,931)	3,993	3,000	350	3,473
1	3	9	6	0	2	0	0	0	0
14,272	20,934	(15,052)	41,247	(27,769)	(9,542)	4,977	3,218	1,016	3,150

78,920	57,986	549,417	508,170	113,684	123,226	3,218	0	3,150	0
$93,192	$78,920	$534,365	$549,417	$85,915	$113,684	$8,195	$3,218	$4,166	$3,150
$544	$0	$1,800	$1,167	$0	$0	$0	$0	$0	$0

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	33

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Technology Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(11,580)	$(16,647)
Net realized gain on investments, options written, securities sold short and foreign currency transactions	144,130	94,301
Payments from Affiliates**	0	837
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	133,714	2,840
Net increase resulting from investment operations	266,264	81,331

Fund Share Transactions:
Shares sold
Institutional Class	86,434	155,010
Administrative Class	9,482	40,290
Other Classes	150,614	275,260
Cost of shares redeemed
Institutional Class	(153,313)	(110,330)
Administrative Class	(9,494)	(15,817)
Other Classes	(378,297)	(357,893)
Net decrease from Fund share transactions	(294,574)	(13,480)
Fund Redemption Fee	105	233
Total Increase (Decrease) in Net Assets	(28,205)	68,084

Net Assets:
Beginning of year	1,233,447	1,165,363
End of year*	$1,205,242	$1,233,447
*Including dividend in excess of net investment income of:	$8	$(1,067)
**	See Note 9

34	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	35

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital
RCM Global Resources Fund
Institutional Class
6/30/2007	$17.08	$(0.01)	$3.97	$3.96	$0.00	$(1.33)	$0.00
6/30/2006	13.45	0.01	6.08	6.09	0.00	(2.46)	0.00
6/30/2005	10.00	0.05	3.40	3.45	0.00	0.00	0.00
RCM Global Small-Cap Fund
Institutional Class
6/30/2007	$28.45	$0.01	$7.18	$7.19	$0.00	$0.00	$0.00
6/30/2006	22.84	(0.06)	5.66	5.60	0.00	0.00	0.00
6/30/2005	19.86	(0.01)	2.98	2.97	0.00	0.00	0.00
6/30/2004	13.66	(0.05)	6.24	6.19	0.00	0.00	0.00
6/30/2003	13.27	(0.06)	0.41	0.35	0.00	0.00	0.00
RCM International Growth Equity Fund
Institutional Class
6/30/2007	$12.91	$0.19	$2.75	$2.94	$(0.15)	$0.00	$0.00
6/30/2006	10.14	0.12	2.88	3.00	(0.23)	0.00	0.00
6/30/2005	9.45	0.10	0.70	0.80	(0.11)	0.00	0.00
6/30/2004	7.52	0.09	1.95	2.04	(0.12)	0.00	0.00
6/30/2003	8.34	0.06	(0.88)	(0.82)	(0.06)	0.00	0.00
Administrative Class
6/30/2007	$13.00	$0.13	$2.81	$2.94	$(0.12)	$0.00	$0.00
6/30/2006	10.04	0.08	2.88	2.96	0.00	0.00	0.00
6/30/2005	9.36	0.11	0.67	0.78	(0.10)	0.00	0.00
6/30/2004	7.46	0.05	1.95	2.00	(0.10)	0.00	0.00
6/30/2003	8.33	0.02	(0.86)	(0.84)	(0.03)	0.00	0.00
RCM Large-Cap Growth Fund
Institutional Class
6/30/2007	$13.83	$0.07	$2.17	$2.24	$(0.04)	$(0.74)	$0.00
6/30/2006	12.82	0.06	1.00	1.06	(0.05)	0.00	0.00
6/30/2005	12.24	0.07	0.55	0.62	(0.04)	0.00	0.00
6/30/2004	10.95	0.04	1.30	1.34	(0.05)	0.00	0.00
6/30/2003	10.95	0.06	(0.02)	0.04	(0.03)	0.00	(0.01)
(a)	Calculated on average shares outstanding during the period.
(b)	Amount is less than $0.01 per share.
(c)	Effective April 1, 2005, the administrative expense was reduced by 0.05%
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.45 and 24.55%, respectively.

36	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.33)	$0.00	(b)	$19.71		24.73%	$7,439	1.07%		1.07%		(0.08)%	111%
(2.46)	0.00	(b)	17.08		47.81	5,963	1.07		1.07		0.07	128
0.00	0.00		13.45		34.50	4,036	1.10	(c)	1.58	(c)	0.41	128

$0.00	$0.00	(b)	$35.64		25.23%	$34,138	1.36%		1.36%		0.04%	80%
0.00	0.01		28.45	(d)	24.61 (d)	23,763	1.37		1.37		(0.22)	73
0.00	0.01		22.84		15.00	16,392	1.42	(c)	1.42	(c)	(0.05)	96
0.00	0.01		19.86		45.39	12,749	1.40		1.40		(0.25)	111
0.00	0.04		13.66		2.94	3,964	1.41		1.41		(0.47)	183

$(0.15)	$0.00	(b)	$15.70		22.95%	$8,092	0.97%		0.97%		1.34%	52%
(0.23)	0.00	(b)	12.91		29.82	7,177	0.98		0.98		1.02	79
(0.11)	0.00		10.14		8.47	4,928	1.07	(c)	1.07	(c)	1.01	138
(0.12)	0.01		9.45		27.31	40,343	1.04		1.04		1.05	90
(0.06)	0.06		7.52		(9.02)	20,803	1.09		1.09		0.83	86

$(0.12)	$0.00	(b)	$15.82		22.61%	$349	1.22%		1.22%		0.95%	52%
0.00	0.00	(b)	13.00		29.49	363	1.23		1.23		0.70	79
(0.10)	0.00		10.04		8.32	308	1.35	(c)	1.35	(c)	1.15	138
(0.10)	0.00		9.36		26.93	335	1.29		1.29		0.56	90
(0.03)	0.00		7.46		(10.01)	482	1.36		1.36		0.24	86

$(0.78)	$0.00	(b)	$15.29		16.59%	$348,598	0.71%		0.71%		0.51%	54%
(0.05)	0.00	(b)	13.83		8.25	350,125	0.72		0.72		0.41	74
(0.04)	0.00		12.82		5.05	326,773	0.75	(c)	0.75	(c)	0.60	118
(0.05)	0.00		12.24		12.25	350,355	0.76		0.76		0.33	82
(0.04)	0.00		10.95		0.41	276,210	0.75		0.75		0.58	25

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	37

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Large-Cap Growth Fund (cont.)
Administrative Class
6/30/2007	$13.77	$0.04	$2.17	$2.21	$(0.02)	$(0.74)
6/30/2006	12.77	0.02	0.99	1.01	(0.01)	0.00
6/30/2005	12.21	0.04	0.54	0.58	(0.02)	0.00
6/30/2004	10.94	0.01	1.30	1.31	(0.04)	0.00
6/30/2003	10.94	0.04	(0.01)	0.03	(0.03)	0.00
RCM Mid-Cap Fund
Institutional Class
6/30/2007	$2.99	$0.00 (d)	$0.60	$0.60	$0.00	$(0.58)
6/30/2006	2.67	0.00 (d)	0.32	0.32	0.00	0.00
6/30/2005	2.55	0.00	0.12	0.12	0.00	0.00
6/30/2004	2.09	(0.01)	0.47	0.46	0.00	0.00
6/30/2003	2.01	(0.01)	0.09	0.08	0.00	0.00
Administrative Class
6/30/2007	$2.94	$(0.01)	$0.59	$0.58	$0.00	$(0.58)
6/30/2006	2.64	(0.01)	0.31	0.30	0.00	0.00
6/30/2005	2.53	(0.01)	0.12	0.11	0.00	0.00
6/30/2004	2.07	(0.01)	0.47	0.46	0.00	0.00
6/30/2003	2.00	(0.01)	0.08	0.07	0.00	0.00
RCM Small-Cap Growth Fund
Institutional Class
6/30/2007	$16.09	$(0.09)	$2.32	$2.23	$0.00	$(0.12)
12/30/2005† - 6/30/2006	15.00	(0.06)	1.15	1.09	0.00	0.00
RCM Strategic Growth Fund
Institutional Class
6/30/2007	$13.57	$0.00 (d)	$2.69	$2.69	$0.00	$0.00
3/31/2006† - 6/30/2006	15.00	(0.01)	(1.42)	(1.43)	0.00	0.00
Administrative Class
6/30/2007	$13.56	$(0.03)	$2.68	$2.65	$0.00	$0.00
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	0.00	0.00
RCM Technology Fund
Institutional Class
6/30/2007	$36.78	$(0.20)	$9.64	$9.44	$0.00	$0.00
6/30/2006	34.03	(0.29)	3.03	2.74	0.00	0.00
6/30/2005	32.81	(0.28)	1.50	1.22	0.00	0.00
6/30/2004	24.60	(0.35)	8.56	8.21	0.00	0.00
6/30/2003	20.68	(0.18)	4.10	3.92	0.00	0.00
Administrative Class
6/30/2007	$36.67	$(0.30)	$9.60	$9.30	$0.00	$0.00
6/30/2006	34.01	(0.39)	3.04	2.65	0.00	0.00
3/31/2005† - 6/30/2005	32.82	(0.05)	1.24	1.19	0.00	0.00
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative expense was reduced by 0.10%.
(c)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(d)	Less than $0.01 per share.

38	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.76)	$0.00	(d)	$15.22		16.37%	$65,777	0.96%		0.96%		0.26%	54%
(0.01)	0.00	(d)	13.77		7.94	63,534	0.97		0.97		0.15	74
(0.02)	0.00		12.77		4.79	64,592	1.00	(c)	1.00	(c)	0.36	118
(0.04)	0.00		12.21		11.95	84,940	1.01		1.01		0.09	82
(0.03)	0.00		10.94		0.30	77,886	1.00		1.00		0.36	25

$(0.58)	$0.00	(d)	$3.01		22.75%	$74,623	0.77%		0.77%		(0.10)%	102%
0.00	0.00	(d)	2.99	(e)	11.99 (e)	101,757	0.75		0.75		(0.13)	161
0.00	0.00		2.67		4.71	114,914	0.79	(c)	0.79	(c)	(0.17)	147
0.00	0.00		2.55		22.01	224,577	0.78		0.78		(0.36)	145
0.00	0.00		2.09		3.98	224,615	0.78		0.78		(0.46)	132

$(0.58)	$0.00	(d)	$2.94		22.44%	$1,272	1.02%		1.02%		(0.32)%	102%
0.00	0.00	(d)	2.94	(f)	11.36 (f)	470	1.04		1.04		(0.42)	161
0.00	0.00		2.64		4.35	12	1.04	(c)	1.04	(c)	(0.41)	147
0.00	0.00		2.53		22.22	11	1.03		1.03		(0.60)	145
0.00	0.00		2.07		3.50	9	1.04		1.04		(0.69)	132

$(0.12)	$0.00		$18.20		13.94%	$8,195	1.11%		1.11%		(0.56)%	105%
0.00	0.00	(d)	16.09		7.27	3,218	1.14	*	7.03	*	(0.68)*	49

$0.00	$0.00	(d)	$16.26		19.73%	$3,251	1.29%		1.29%		0.03%	177%
0.00	0.00		13.57		(9.47)	2,714	1.31	*	11.45	*	(0.29)*	113

$0.00	$0.00	(d)	$16.21		19.45%	$11	1.54%		1.54%		(0.22)%	177%
0.00	0.00		13.56		(9.53)	9	1.55	*	11.69	*	(0.53)*	113

$0.00	$0.00	(d)	$46.22		25.69%	$330,275	1.26%		1.26%		(0.50)%	209%
0.00	0.01		36.78	(g)	8.08 (g)	323,919	1.24		1.24		(0.75)	272
0.00	0.00		34.03		3.72	261,860	1.32	(b)	1.32	(b)	(0.87)	238
0.00	0.00		32.81		33.37	207,205	1.36		1.36		(1.16)	206
0.00	0.00		24.60		18.96	105,151	1.36		1.36		(0.92)	237

$0.00	$0.00	(d)	$45.97		25.36%	$30,644	1.51%		1.51%		(0.74)%	209%
0.00	0.01		36.67	(h)	7.82 (h)	24,685	1.50		1.50		(0.98)	272
0.00	0.00		34.01		3.63	1,360	1.50	*	1.50	*	(0.61)*	238
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.97 and 11.37%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.92 and 10.74%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.76 and 8.01%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.65 and 7.75%, respectively.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	39

Notes to Financial Statements

June 30, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-five separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of the funds managed by RCM Capital Management (the “Sub-Adviser”). Certain detailed financial information for the A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Trust, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Trust will be required to comply with the Interpretation by December 31, 2007. Fund Management is in the process of evaluating the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Trust’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s net asset value (“NAV”) is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

40	Allianz Funds Annual Report	06.30.07

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Fund’s accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: RCM Global Resources Fund—$5,402; RCM Global Small-Cap Fund—$279,631; RCM International Growth Equity Fund—$204,116; RCM Large-Cap Growth Fund—$ 30,363; RCM Small-Cap Growth Fund—$20; RCM Strategic Growth Fund—$565; and RCM Technology Fund—$436,250.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Options Contracts.  Certain Funds may write options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG

06.30.07	Allianz Funds Annual Report	41

Notes to Financial Statements  (Cont.)

June 30, 2007

for the year ended June 30, 2007 was $289,993 collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary of Allianz AG and an affiliate of the Trust, is the securities lending agent for the Trust.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

The Sub-Adviser, under the supervision of the Adviser, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the Sub-Adviser in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
RCM Global Resources Fund	0.70%	0.35%	N/A	0.50%	0.50%	N/A
RCM Global Small-Cap Fund	1.00%	0.35%	N/A	0.50%	0.50%	N/A
RCM International Growth Equity Fund	0.50%	0.45%	0.45%	0.60%	0.60%	N/A
RCM Large-Cap Growth Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.40%
RCM Mid-Cap Fund	0.47%	0.25%	0.25%	0.40%	0.40%	0.40%
RCM Small-Cap Growth Fund	0.85%	0.25%	N/A	N/A	N/A	N/A
RCM Strategic Growth Fund	1.00%	0.25%	0.25%	0.40%	0.40%	N/A
RCM Technology Fund	0.90%	0.30%	0.30%	0.45%	0.45%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion and by an additional 0.025% per annum on assets in excess of $5 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion.

Redemption Fees.  Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days
RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap Growth and RCM Strategic Growth Funds	*
RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity, and RCM Technology Funds		*

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs where redemptions are processed through financial intermediaries. There may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares,

42	Allianz Funds Annual Report	06.30.07

followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor.

Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2006.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distributions fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rates
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2007, AGID received $520,710 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each independent Trustee receives an annual retainer of $80,000 ($160,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting was attended by telephone). Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee and each Committee Chairman receives an additional annual retainer of $3,000.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

06.30.07	Allianz Funds Annual Report	43

Notes to Financial Statements  (Cont.)

June 30, 2007

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2007, were as follows (amounts in thousands):

	Purchases	Sales
RCM Global Resources Fund	$18,482	$12,731
RCM Global Small-Cap Fund	223,364	190,312
RCM International Growth Equity Fund	43,409	45,045
RCM Large-Cap Growth Fund	288,570	385,193
RCM Mid-Cap Fund	90,623	133,205
RCM Small-Cap Growth Fund	9,722	5,944
RCM Strategic Growth Fund	6,254	5,803
RCM Technology Fund	2,355,528	2,630,368

5.	TRANSACTIONS IN OPTIONS WRITTEN

Transactions in options written were (amounts in thousands) except for number of contracts:

	RCM Large-Cap Growth Fund		RCM Strategic Growth Fund		RCM Technology Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2006	—	$—	60	$16	16,085	$2,908
Sales	30,891	4,500	840	164	551,682	104,883
Closing Buys	(13,778)	(1,526)	(491)	(109)	(183,213)	(45,721)
Exercises	—	—	(19)	(4)	(7,283)	(992)
Expirations	—	—	(200)	(24)	(106,710)	(9,711)
Balance at 6/30/2007	17,113	$2,974	190	$43	270,561	$51,367

6.	FEDERAL INCOME TAX MATTERS

At June 30, 2007, the components of distributable taxable earnings were (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/ Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)
RCM Global Resources	$—	$400	$—	$—	$(2)
RCM Global Small-Cap	—	17,174	(5)	—	(81)
RCM International Growth Equity	543	—	6	109,191	—
RCM Large-Cap Growth	1,800	25,447	(289)	—	—
RCM Mid-Cap	—	817	—	21,540	—
RCM Small-Cap Growth	248	93	—	—	—
RCM Strategic Growth	—	45	15	—	—
RCM Technology	—	11,240	6,455	161,465	—

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2006 through June 30, 2007 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

At June 30, 2007, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

			Expiration of Accumulated Capital Losses (amounts in thousands)

	2008		2009		2010		2011
RCM International Growth Equity	$—		$44,061		$53,945		$11,185
RCM Mid-Cap	—		10,770	(1)	5,385	(1)	5,385	(1)
RCM Technology	52,116	(1)	52,116	(1)	26,386	(1)	30,847

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

44	Allianz Funds Annual Report	06.30.07

At June 30, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
RCM Global Resources	$14,233	$4,113	$(74)	$4,039
RCM Global Small-Cap	329,901	72,842	(7,577)	65,265
RCM International Growth Equity	75,057	21,601	(529)	21,072
RCM Large-Cap Growth	454,834	95,605	(3,153)	92,452
RCM Mid-Cap	86,187	13,181	(814)	12,367
RCM Small-Cap Growth	8,868	1,067	(205)	862
RCM Strategic Growth	3,881	299	(13)	286
RCM Technology	1,191,092	293,056	(14,998)	278,058

(1)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

During the year ended June 30, 2007, the Funds made the following tax-basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
RCM Global Resources	$395	$475
RCM International Growth Equity	418	—
RCM Large-Cap Growth	1,300	27,297
RCM Mid-Cap	9,266	6,149
RCM Small-Cap Growth	54	—

(1)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Global Resources Fund				RCM Global Small-Cap Fund				RCM International Growth Equity Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	0	$2	0	$0	366	$12,008	320	$8,779	198	$2,826	343	$4,177
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	571	9,546	207	3,668	3,268	103,541	5,234	140,443	1,161	15,696	1,533	18,466

Issued in reinvestment of dividends and distributions
Institutional Class	28	466	49	737	0	0	0	0	5	74	10	116
Administrative Class	0	0	0	0	0	0	0	0	0	3	0	0
Other Classes	23	385	0	0	0	0	0	0	21	294	40	460

Cost of shares redeemed
Institutional Class	0	0	0	0	(243)	(7,526)	(203)	(5,502)	(244)	(3,355)	(283)	(3,593)
Administrative Class	0	0	0	0	0	0	0	0	(6)	(85)	(3)	(33)
Other Classes	(179)	(2,928)	(74)	(1,138)	(2,186)	(65,078)	(1,608)	(42,311)	(1,301)	(17,637)	(1,242)	(14,312)
Net increase (decrease) resulting from Fund share transactions	443	$7,471	182	$3,267	1,205	$42,945	3,743	$101,409	(166)	$(2,184)	398	$5,281

06.30.07	Allianz Funds Annual Report	45

Notes to Financial Statements  (Cont.)

June 30, 2007

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund				RCM Small-Cap Growth Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Period from 12/31/2005† to 06/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	4,049	$58,240	6,696	$93,911	2,577	$7,168	5,285	$15,508	283	$4,542	200	$3,000
Administrative Class	1,026	14,826	1,572	21,967	247	696	171	516	0	0	0	0
Other Classes	2,235	31,745	4,197	57,702	459	1,244	1,733	5,010	0	0	0	0

Issued in reinvestment of dividends and distributions
Institutional Class	1,189	17,170	82	1,169	4,805	12,927	0	0	3	54	0	0
Administrative Class	217	3,116	5	74	78	204	0	0	0	0	0	0
Other Classes	470	6,656	1	15	652	1,649	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	(7,756)	(112,532)	(6,939)	(97,016)	(16,649)	(48,507)	(14,341)	(43,202)	(36)	(603)	0	0
Administrative Class	(1,533)	(22,046)	(2,020)	(28,469)	(53)	(142)	(15)	(42)	0	0	0	0
Other Classes	(4,669)	(66,487)	(3,460)	(47,340)	(1,576)	(4,271)	(951)	(2,721)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(4,772)	$(69,312)	134	$2,013	(9,460)	$(29,032)	(8,118)	$(24,931)	250	$3,993	200	$3,000

	RCM Strategic Growth Fund				RCM Technology Fund
	Year Ended 6/30/2007		Period from 12/21/2005† to 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	0	$0	200	$3,000	2,133	$86,434	3,987	$155,010
Administrative Class	0	0	1	10	236	9,482	1,028	40,290
Other Classes	27	392	32	463	3,801	150,614	7,138	275,260

Issued in reinvestment of dividends and distributions
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	0	0	0	0	(3,795)	(153,313)	(2,875)	(110,330)
Administrative Class	0	0	0	0	(242)	(9,494)	(395)	(15,817)
Other Classes	(3)	(42)	0	0	(9,707)	(378,297)	(9,528)	(357,893)
Net increase (decrease) resulting from Fund share transactions	24	$350	233	$3,473	(7,574)	$(294,574)	(645)	$(13,480)

†	Commencement of operations

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA de-registered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits

46	Allianz Funds Annual Report	06.30.07

seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, PEA and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

9.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds. RCM Technology Fund was reimbursed $39,452 in connection with this matter.

The Adviser reimbursed RCM Global Small-Cap Fund, RCM Mid-Cap Fund and RCM Technology Fund, $11,116, $626,308 ($0.02 per share) and $797,642 ($0.02 per share), respectively. These amounts fully resolve a review of the extent to which these Funds’ had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

During the year ended June 30, 2006, the Sub-Adviser reimbursed RCM Global Small-Cap Fund $2,422 for realized losses resulting from a trading error.

During the year ended June 30, 2007, the Sub-Adviser reimbursed RCM International Growth Equity Fund $69 for realized losses resulting from a trading error.

06.30.07	Allianz Funds Annual Report	47

Report of Independent Registered Public Accounting Firm

To the Trustees and Institutional and Administrative Class Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM International Growth Equity Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund, RCM Small-Cap Growth Fund, RCM Strategic Growth Fund and RCM Technology Fund, eight of the thirty-five Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights of the Funds for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2007

48	Allianz Funds Annual Report	06.30.07

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2007) regarding the status of qualified dividend income for individuals, the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2007 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

RCM Global Resources	0%
RCM Global Small-Cap	0%
RCM International Growth Equity	0%
RCM Large-Cap Growth	100%
RCM Mid-Cap	0%
RCM Small-Cap Growth	3%
RCM Strategic Growth	0%
RCM Technology	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2007 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

RCM Global Resources	0%
RCM Global Small-Cap	0%
RCM International Growth Equity	0%
RCM Large-Cap Growth	100%
RCM Mid-Cap	0%
RCM Small-Cap Growth	3%
RCM Strategic Growth	0%
RCM Technology	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2008, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2007.

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2007 are as follows:

	RCM International Growth Equity Fund
Country	Gross Foreign Dividends	Foreign Tax
Canada	$0.00085	$0.00013
France	0.04246	0.00636
Germany	0.02860	0.00429
Italy	0.01625	0.00244
Japan	0.03529	0.00247
Netherlands	0.02223	0.00333
Norway	0.01418	0.00213
South Korea	0.00103	0.00017
Sweden	0.03541	0.00531
Switzerland	0.04043	0.00576

06.30.07	Allianz Funds Annual Report	49

Federal Income Tax Information  (Cont.)

(Unaudited)

	RCM Global Small-Cap Fund
Country	Gross Foreign Dividends	Foreign Tax
Austria	$0.00581	$0.00087
Brazil	0.00354	0.00053
Denmark	0.00701	0.00105
Estonia	0.00501	0.00075
Finland	0.00870	0.00131
France	0.02295	0.00344
Germany	0.05075	0.00419
Italy	0.02062	0.00309
Japan	0.03842	0.00269
Netherlands	0.02302	0.00345
New Zealand	0.00156	0.00023
Norway	0.03098	0.00465
Portugal	0.00233	0.00035
Russia	0.00274	0.00041
South Korea	0.01415	0.00234
Spain	0.01368	0.00194
Sweden	0.00483	0.00072
Switzerland	0.03201	0.00351

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2007. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2008.

50	Allianz Funds Annual Report	06.30.07

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer—Equities, Allianz Global Investors.	35	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	35	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	35	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, member of Triton Realty Partners, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	35	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI—Health Plans.	35	None

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	35	Director of Sykes Enterprises, Inc. and CoastalSouth Bankshares, Inc.; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial—U.S.	35	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc. and Advanced Magnetics, Inc.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity for Merrill Lynch.	35	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	35	Member of Board of Trustees of The Steele Foundation.

06.30.07	Allianz Funds Annual Report	51

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	35	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	35	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director of Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President and Senior Counsel, Allianz Global Investors of America, L.P.; Vice President, Chief Legal Officer and Secretary of 70 funds in the Fund Complex; Secretary and Chief Legal Officer, The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of Allianz Funds and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 70 funds in the Fund Complex and Chief Compliance Officer, The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 35 funds in the Fund Complex and Assistant Treasurer of the Allianz Funds and The Korea Fund, Inc.

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Manager, Allianz Global Investors Fund Management, LLC; Assistant Treasurer of 70 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Manager, Morgan Stanley and Paralegal, Prudential Financial, Inc./American Skandia.

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).

52	Allianz Funds Annual Report	06.30.07

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. (since 2004); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 70 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP (2004-2005) and Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

06.30.07	Allianz Funds Annual Report	53

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

RCM Capital Management LLC,

4 Embarcadero Center,

San Francisco, CA 94111

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”),

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. or visit our Web site, www.allianzinvestors.com

AZ802AR_18361

•

Allianz Funds

Annual Report

JUNE 30, 2007

Allianz OCC Renaissance Fund

Share Class

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Annual Report for Allianz OCC Renaissance Fund for the year ended June 30, 2007.

The past 12 months proved to be a positive time for US stocks, albeit one followed by significant volatility in the opening weeks of the new fiscal year. The market advance was relatively steady with a sharp downturn in February leading to a quick recovery and resumption of the upward trend in March. During the period covered by this report, U.S. stocks delivered strong gains as global economic growth and liquidity fostered an environment of low interest rates and strong corporate earnings growth. The S&P 500 Index, which serves as a broad measure of returns for the US stock market, rose 20.59% for the period.

Value stocks outperformed growth stocks during the period. The Russell 1000 Value Index returned 21.85% compared to a 19.06% advance for the Russell 1000 Growth Index. Growth stocks outperformed value stocks in the second half of the period as compelling valuations and signs of slowing economic growth caused investors to favor companies with improving economic fundamentals. Smaller-capitalization stock returns lagged those of large and mid cap stocks for the period. The Russell 2000 Index posted a 16.43% return; the Russell MidCap Index advanced 20.83%.

While the market’s advance in the period provided significant returns, the volatility that followed underscores the importance of maintaining a long-term perspective in equity investing. A disciplined investment strategy, tailored to your personal financial goals and reflecting your individual sensitivity to risk, is a prudent course and one your personal financial advisor can help you create and follow.

For more detailed information about how Allianz OCC Renaissance Fund performed in this environment, please read the commentary in this report. If you have any questions, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and we look forward to serving your investing needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 7, 2007

6.30.07	OCC Renaissance Fund Annual Report	3

Important Information About the Fund

The inception date on the Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for OCC Renaissance Fund is C, and the A and B shares were first offered in 2/91 and 5/95, respectively. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Form N-Q

Allianz Funds (the “Trust”) files complete schedules of the Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Fund’s Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888- 877-4626. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Fund’s adviser and sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

4	OCC Renaissance Fund Annual Report	6.30.07

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from 1/01/07 to 6/30/07.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105. www.allianzinvestors.com, 1-888-877-4626.

6.30.07	OCC Renaissance Fund Annual Report	5

Allianz OCC Renaissance Fund

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

Stocks rose in the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Materials and telecommunications stocks were the top performers of the Russell Midcap Value index, while financials were the weakest performers. Mid cap stocks outperformed both large cap and small cap stocks.

•

Financials stocks hurt relative performance during this period. For example, the Fund’s investment in CBL & Associates, a shopping mall real estate investment trust (REIT), declined as a general rise in interest rates made REIT yields less competitive. Commercial finance firm CIT Group declined when quarterly expenses grew faster than revenues.

•	Relative performance was also hindered by utilities stock selection. Disappointing holdings in this area included Constellation Energy and Reliant.

•

Performance was helped during the period by stock selection in the energy sector as well as in the health care sector. One standout in the energy sector was National Oilwell Varco, which appreciated on higher energy prices. In health care, MedImmune rose sharply on its acquisition for cash by AstraZeneca.

Sector Breakdown as of 06/30/07*

Financial Services	28.8%
Utilities	14.0%
Energy	8.9%
Healthcare	6.6%
Consumer Discretionary	5.0%
Technology	4.6%
Aerospace	4.3%
Consumer Services	4.1%
Other	23.5%
Cash & Equivalents — Net	0.2%
*	% of net assets as of June 30, 2007

6	OCC Renaissance Fund Annual Report	6.30.07

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Years	10 Years	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Class A	20.30%	11.21%	13.96%	13.84%
Allianz OCC Renaissance Fund Class A (adjusted)	13.68%	9.96%	13.32%	13.50%
Allianz OCC Renaissance Fund Class B	19.34%	10.37%	13.34%	13.52%
Allianz OCC Renaissance Fund Class B (adjusted)	14.34%	10.10%	13.34%	13.52%
Allianz OCC Renaissance Fund Class C (adjusted)	18.40%	10.38%	13.11%	12.98%
Russell Midcap Value Index	22.07%	17.16%	13.05%	14.54%
Lipper Multi-Cap Core Fund Average	19.24%	11.02%	8.14%	11.35%

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Please see page 4 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s expense ratios are 1.25% for Class A shares, 2.00% for Class B shares and 2.00% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,081.10	$1,077.20	$1,077.30	$1,018.89	$1,015.17	$1,015.17
Expenses Paid During Period	$6.14	$9.99	$9.99	$5.96	$9.69	$9.69

For each class of the Fund, expenses are equal to the expense ratio for the class (1.19% for Class A, 1.94% for Class B, 1.94% for Class C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6.30.07	OCC Renaissance Fund Annual Report	7

Schedule of Investments OCC Renaissance Fund

	SHARES	VALUE (000S)

COMMON STOCK—99.8%

AEROSPACE—4.3%
Goodrich Corp.	1,235,600	$73,592
Spirit Aerosystems Holdings, Inc., (a)	550,000	19,828

		93,420

BUILDING/CONSTRUCTION—2.0%
Foster Wheeler Ltd. (a)	211,000	22,575
Lennar Corp., Class A (b)	595,000	21,753

		44,328

CAPITAL GOODS—2.5%
Joy Global, Inc. (b)	549,000	32,023
Zebra Technologies Corp., Class A (a)(b)	570,000	22,082

		54,105

CHEMICALS—2.4%
Cytec Industries, Inc.	402,000	25,636
Mosaic Co. (a)	665,000	25,948

		51,584

COMMERCIAL PRODUCTS—3.3%
ChoicePoint, Inc. (a)(b)	888,000	37,695
H&R Block, Inc. (b)	1,437,000	33,583

		71,278

CONSUMER DISCRETIONARY—5.0%
Family Dollar Stores, Inc.	1,230,000	42,214
Petsmart, Inc. (b)	678,000	22,001
Ross Stores, Inc.	715,000	22,022
TJX Cos., Inc.	784,000	21,560

		107,797

CONSUMER SERVICES—4.1%
Brunswick Corp. (b)	661,000	21,569
Royal Caribbean Cruises Ltd. (b)	820,000	35,244
WPP Group PLC	2,179,700	32,600

		89,413

CONSUMER STAPLES—3.3%
Clorox Co.	517,300	32,124
Walgreen Co.	917,000	39,926

		72,050

8	Allianz OCC Renaissance Fund

June 30, 2007

	SHARES	VALUE (000S)

ENERGY—8.9%
ConocoPhillips	466,400	$36,612
FMC Technologies, Inc. (a)	668,000	52,919
Hess Corp.	746,000	43,984
National-Oilwell Varco, Inc. (a)	275,000	28,666
Range Resources Corp. (b)	809,000	30,265

		192,446

FINANCIAL SERVICES—28.8%
Affiliated Managers Group, Inc. (a)(b)	130,238	16,769
AMB Property Corp., REIT (b)	1,077,000	57,318
Annaly Mortgage Management, Inc., REIT	1,590,000	22,928
Bank of New York Mellon Corp.	838,000	34,727
CBL & Associates Properties, Inc., REIT (b)	1,410,300	50,841
CIT Group, Inc.	387,700	21,258
Douglas Emmett, Inc., REIT (b)	863,900	21,373
E*Trade Financial Corp. (a)	1,125,000	24,851
Investment Technology Group, Inc. (a)	444,400	19,256
Lazard Ltd., Class A (b)	479,300	21,583
MBIA, Inc. (b)	331,700	20,638
Nationwide Health Properties, Inc., REIT (b)	1,620,000	44,064
OneBeacon Insurance Group Ltd., Class A	729,200	18,471
PartnerRe Ltd. (b)	266,700	20,669
Platinum Underwriters Holdings Ltd.	849,000	29,503
PNC Financial Services Group, Inc.	450,000	32,211
Prosperity Bancshares, Inc. (b)	995,000	32,596
Reinsurance Group of America, Inc. (b)	461,600	27,807
Stancorp Financial Group, Inc.	1,058,000	55,524
Zions Bancorporation	668,500	51,414

		623,801

FOOD & BEVERAGE—0.5%
Smithfield Foods, Inc. (a)(b)	345,000	10,623

HEALTHCARE—6.6%
Biogen Idec, Inc. (a)	657,000	35,149
Coventry Health Care, Inc. (a)	414,100	23,873
DaVita, Inc. (a)	351,000	18,912
Health Net, Inc. (a)	667,000	35,218
Sepracor, Inc. (a)	725,000	29,739

		142,891

INDUSTRIAL—1.9%
Oshkosh Truck Corp., Class B (b)	667,000	41,968

Annual Report	June 30, 2007	9

Schedule of Investments OCC Renaissance Fund (Cont.)

	SHARES	VALUE (000S)

MATERIALS & PROCESSING—2.3%
Companhia Vale do Rio Doce ADR (b)	300,000	$13,365
Rio Tinto PLC	195,000	14,918
Smurfit-Stone Container Corp. (a)	1,667,000	22,188

		50,471

RETAIL—1.4%
Advance Auto Parts, Inc.	738,200	29,919

TECHNOLOGY—4.6%
Brady Corp.	495,270	18,394
CACI International, Inc., Class A (a)(b)	410,000	20,028
EMC Corp. (a)	1,045,000	18,915
Fairchild Semi-conductor International, Inc. (a)(b)	790,000	15,263
KLA-Tencor Corp. (b)	211,000	11,594
Tektronix, Inc.	447,000	15,082

		99,276

TELECOMMUNICATIONS—3.4%
Juniper Networks, Inc. (a)(b)	444,000	11,175
Sprint Nextel Corp. (b)	3,029,000	62,731

		73,906

TRANSPORTATION—0.5%
Ford Motor Co. (b)	1,043,000	9,825

UTILITIES—14.0%
Constellation Energy Group, Inc.	314,000	27,371
Dominion Resources, Inc.	419,000	36,164
DPL, Inc. (b)	897,400	25,432
Duke Energy Corp. (b)	588,000	10,760
Dynegy, Inc. (a)	1,181,000	11,149
Entergy Corp.	475,100	51,002
Mirant Corp. (a)	714,000	30,452
NRG Energy, Inc. (a)	124,000	5,155
SCANA Corp. (b)	792,000	30,326
Southern Co. (b)	962,000	32,987
Vectren Corp. (b)	635,000	17,101
Wisconsin Energy Corp.	557,000	24,636

		302,535

Total Common Stock (cost—$2,014,355)		2,161,636

10	Allianz OCC Renaissance Fund

June 30, 2007

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS—25.5%

COLLATERAL INVESTED FOR SECURITIES ON LOAN (d)—24.3%
Allianz Dresdner Daily Asset Fund (e)	$8,000,000	$8,000
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	10,000	9,942
Anglo Irish Bank,
5.35% due 2/5/08, FRN (c)	20,000	20,000
Axon Group PLC, FRN (c),
5.318% due 6/9/08	18,000	17,998
5.435% due 6/6/08	15,000	15,000
Bank of America N.A.,
5.435% due 7/2/07	41,000	41,000
Bavaria Universal Funding,
5.329% due 7/16/07	5,000	4,987
Bayerische Landesbank,
5.38% due 2/24/08, FRN	1,000	1,000
Bear Stearns Cos., Inc.,
5.495% due 7/2/07	10,000	10,000
5.575% due 7/2/07	5,000	5,000
Canadian Imperial Bank,
5.312% due 7/2/07	16,177	16,177
Cheyne Capital LLC (c),
5.435% due 5/13/08	5,000	5,000
5.436% due 6/5/08, FRN	5,000	4,999
CIT Group, Inc.,
5.464% due 5/9/08, FRN	11,000	11,009
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	99,000	99,000
Davis Square Funding III Corp.,
5.331% due 7/13/07	7,000	6,985
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (c)	5,000	4,998
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	5,000	4,984
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
5.505% due 12/18/07 (c)	17,000	17,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (c)	44,000	44,000
Harrier Finance Funding U.S. LLC (c),
5.301% due 8/14/07	10,000	10,000
5.437% due 2/5/08, FRN	15,000	15,002
HBOS Treasury Services PLC,
5.31% due 7/17/07	10,000	10,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (c)	10,000	10,000

Annual Report	June 30, 2007	11

Schedule of Investments OCC Renaissance Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

K2, Inc.,
5.323% due 2/26/08, FRN (c)	$1,000	$1,000
Links Finance LLC,
5.30% due 4/1/08, FRN (c)	10,000	10,001
Morgan Stanley,
5.41% due 3/3/08, FRN	10,000	10,000
5.435% due 8/17/07	5,000	5,000
5.445% due 12/28/07	22,000	22,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (c)	5,000	5,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	5,000
Salomon Smith Barney, Inc.,
5.475% due 7/2/07	23,000	23,000
Sigma Finance, Inc., FRN (c),
5.43% due 5/16/08	13,000	13,003
5.434% due 7/27/07	14,100	14,103
Zane Funding LLC,
5.503% due 7/2/07	17,491	17,483

		525,678

REPURCHASE AGREEMENT—1.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $25,836; collateralized by Fannie Mae 5.945%, due 6/7/27, valued at $26,343 including accrued interest (cost—$25,825)	25,825	25,825

Total Short-Term Investments (cost—$551,459)		551,503

Total Investments (cost—$2,565,814) (f)—125.3%		2,713,139

Liabilities in excess of other assets—(25.3)%		(547,020)

Net Assets—100.0%		$2,166,119

Notes to Schedule of Investments (amounts in thousands):

(a)	Non-income producing.
(b)	All or portion of securities on loan with an aggregate market value of $510,774; cash collateral of $524,463 was received with which the Fund purchased short-term investments.
(c)	144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	Securities purchased with cash proceeds from securities on loan.
(e)	Affiliated fund.
(f)	Securities with an aggregate value of $47,519, representing 2.19% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:

ADR—American Depositary Receipt

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

REIT—Real Estate Investment Trust

12	Allianz OCC Renaissance Fund

Statement of Assets and Liabilities	June 30, 2007

Amounts in thousands, except per share amounts
Assets:
Investments, at value (cost $2,565,814)	$2,705,139
Investments in Affiliates, at value (cost $8,000)	8,000
Receivable for investments sold	27,309
Dividends and interest receivable (net of foreign taxes)	2,786
Receivable for Fund shares sold	618
Securities lending interest receivable (net)	53
2,743,905
Liabilities:
Overdraft due to custodian	8
Payable for collateral for securities on loan	525,634
Payable for investments purchased	33,087
Payable for Fund shares redeemed	16,143
Investment advisory fee payable	1,009
Distribution fee payable	782
Administration fee payable	692
Servicing fee payable	431
577,786
Net Assets	$2,166,119
Net Assets Consist of:
Paid-in-capital	$1,670,280
Undistributed (dividends in excess of) net investment income	2
Accumulated net realized gain	348,510
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	147,327
$2,166,119
Net Assets:
Class A	$757,708
Class B	$581,822
Class C	$621,339
Other Classes	$205,250
Shares Issued and Outstanding:
Class A	33,637
Class B	28,737
Class C	30,969
Other Classes	9,099
Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$22.53
Class B	$20.25
Class C	$20.06
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

See Accompanying Notes to Financial Statements	6.30.07	OCC Renaissance Fund Annual Report	13

Statement of Operations

Year Ended June 30, 2007
Amounts in thousands
Investment Income:
Dividends, net of foreign withholding taxes	$35,440
Interest	1,115
Security lending income (net)	595
Miscellaneous income	5
Total Income	37,155

Expenses:
Investment advisory fees	13,833
Administration fees	9,020
Distribution fees - Class B	4,853
Distribution fees - Class C	5,090
Servicing fees - Class A	2,121
Servicing fees - Class B	1,618
Servicing fees - Class C	1,697
Distribution and/or servicing fees - Other Classes	517
Trustees’ fees	178
Shareholder communications expense	107
Total Expenses	39,034

Net Investment Loss	(1,879)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	468,225
Foreign currency transactions	(91)
Net change in unrealized appreciation/depreciation of:
Investments	(33,055)
Foreign currency transactions	13
Net Realized and Change in Unrealized Gain	435,092

Net Increase in Net Assets Resulting from Investment Operations	$433,213

14	OCC Renaissance Fund Annual Report	6.30.07	See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

Amounts in thousands	Year ended June 30, 2007	Year ended June 30, 2006
Increase (Decrease) in Net Assets from:
Investment Operations:
Net investment loss	$(1,879)	$(3,298)
Net realized gain on investments and foreign currency transactions	468,134	367,771
Net realized gain from investments in Affiliates	—	40,043
Payments from Affiliates**	—	5,075
Net change in unrealized appreciation/depreciation of investments, investments in affiliates and foreign currency transactions	(33,042)	(150,391)
Net increase resulting from investment operations	433,213	259,200
Distributions to Shareholders from:
Net realized capital gains
Class A	(115,549)	(240,596)
Class B	(96,247)	(162,859)
Class C	(101,216)	(183,194)
Other Classes	(32,260)	(70,598)
Total Distributions to Shareholders	(345,272)	(657,247)
Fund Share Transactions:
Shares sold
Class A	88,398	185,643
Class B	13,033	28,830
Class C	27,239	61,732
Other Classes	54,575	176,219
Issued in reinvestment of distributions
Class A	98,682	205,488
Class B	81,113	134,890
Class C	80,304	142,816
Other Classes	21,358	46,121
Cost of shares redeemed
Class A	(416,696)	(1,289,415)
Class B	(248,806)	(421,217)
Class C	(257,651)	(665,567)
Other Classes	(144,214)	(419,751)
Net decrease from Fund share transactions	(602,665)	(1,814,211)
Fund Redemption Fees	12	106
Total Decrease in Net Assets	(514,712)	(2,212,152)
Net Assets:
Beginning of year	2,680,831	4,892,983
End of year*	$2,166,119	$2,680,831
* Including undistributed (dividends in excess of) net investment income of:	$2	$1
**	See Note 8

See Accompanying Notes to Financial Statements	6.30.07	OCC Renaissance Fund Annual Report	15

Financial Highlights

Class A Shares

Per Share Data for the Year Ended:	6/30/2007	6/30/2006

Net Asset Value Beginning of Year	$21.58	$24.30
Investment Operations:
Net Investment Income (Loss)(a)	0.07	0.06
Net Realized and Change in Unrealized Gain (Loss) on Investments(a)	4.04	1.45
Total Income (Loss) from Investment Operations	4.11	1.51
Distributions to Shareholders from Net Realized Capital Gains	(3.16)	(4.23)
Fund Redemption Fees(a)	— (f)	—	(f)
Net Asset Value End of Year	$22.53	$21.58	(e)
Total Return	20.30%	6.28	%(e)
Net Assets End of Year (000s)	$757,708	$946,613
Ratio of Net Expenses to Average Net Assets	1.23%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.32%	0.28%
Portfolio Turnover Rate	112%	85%

(a)	Calculated on average shares outstanding during the year.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 1.25%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Repayments by the Adviser increased the end of year net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of year net asset value and total return would have been $24.28 and (1.72)%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $21.55 and 6.14%, respectively.
(f)	Less than $0.01 per share.

16	OCC Renaissance Fund Annual Report	6.30.07	See Accompanying Notes to Financial Statements

6/30/2005		6/30/2004		6/30/2003

$24.71		$17.18		$19.10

—		(0.04)		0.01
(0.41)		7.57		(1.24)
(0.41)		7.53		(1.23)
—		—		(0.69)
—	(f)	—	(f)	— (f)
$24.30	(d)	$24.71		$17.18
(1.66	)%(d)	43.83%		(5.92)%
$1,976,127		$2,375,379		$1,157,435
1.23	%(b)(c)	1.24	%(b)	1.25%
0.01%		(0.17)%		0.09%
101%		60%		76%

See Accompanying Notes to Financial Statements	6.30.07	OCC Renaissance Fund Annual Report	17

Financial Highlights  (Cont.)

Class B Shares

Per Share Data for the Year Ended:	6/30/2007	6/30/2006

Net Asset Value Beginning of Year	$19.83	$22.80
Investment Operations:
Net Investment Loss(a)	(0.08)	(0.10)
Net Realized and Change in Unrealized Gain (Loss) on Investments(a)	3.66	1.36
Total Income (Loss) from Investment Operations	3.58	1.26
Distributions to Shareholders from Net Realized Capital Gains	(3.16)	(4.23)
Fund Redemption Fees(a)	— (f)	—	(f)
Net Asset Value End of Year	$20.25	$19.83	(e)
Total Return	19.34%	5.53	%(e)
Net Assets End of Year (000s)	$581,822	$718,005
Ratio of Net Expenses to Average Net Assets	1.98%	2.00%
Ratio of Net Investment Loss to Average Net Assets	(0.43)%	(0.46)%
Portfolio Turnover Rate	112%	85%

(a)	Calculated on average shares outstanding during the year.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Repayments by the Adviser increased the end of year net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of year net asset value and total return would have been $22.78 and (2.42)%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.80 and 5.38%, respectively.
(f)	Less than $0.01 per share.

18	OCC Renaissance Fund Annual Report	6.30.07	See Accompanying Notes to Financial Statements

6/30/2005		6/30/2004		6/30/2003

$23.35		$16.37		$18.37

(0.17)		(0.19)		(0.09)
(0.38)		7.17		(1.22)
(0.55)		6.98		(1.31)

—		—		(0.69)
—	(f)	—	(f)	— (f)
$22.80	(d)	$23.35		$16.37
(2.35	)%(d)	42.64%		(6.60)%
$1,082,660		$1,322,887		$838,701
1.98	%(b)(c)	1.99	%(b)	2.00%
(0.74)%		(0.92)%		(0.66)%
101%		60%		76%

See Accompanying Notes to Financial Statements	6.30.07	OCC Renaissance Fund Annual Report	19

Financial Highlights  (Cont.)

Class C Shares

Per Share Data for the Year Ended:	6/30/2007	6/30/2006

Net Asset Value Beginning of Year	$19.67	$22.66
Investment Operations:
Net Investment Loss(a)	(0.08)	(0.10)
Net Realized and Change in Unrealized Gain (Loss) on Investments(a)	3.63	1.34
Total Income (Loss) from Investment Operations	3.55	1.24
Distributions to Shareholders from Net Realized Capital Gains	(3.16)	(4.23)
Fund Redemption Fees(a)	— (f)	—	(f)
Net Asset Value End of Year	$20.06	$19.67	(e)
Total Return	19.40%	5.47	%(e)
Net Assets End of Year (000s)	$621,339	$752,734
Ratio of Net Expenses to Average Net Assets	1.98%	2.00%
Ratio of Net Investment Loss to Average Net Assets	(0.43)%	(0.46)%
Portfolio Turnover Rate	112%	85%

(a)	Calculated on average shares outstanding during the year.
(b)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Repayments by the Adviser increased the end of year net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of year net asset value and total return would have been $22.64 and (2.44)%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.64 and 5.32%, respectively.
(f)	Less than $0.01 per share.

20	OCC Renaissance Fund Annual Report	6.30.07	See Accompanying Notes to Financial Statements

6/30/2005		6/30/2004		6/30/2003

$23.21		$16.26		$18.26

(0.17)		(0.19)		(0.09)
(0.38)		7.14		(1.22)
(0.55)		6.95		(1.31)

—		—		(0.69)
—	(f)	—	(f)	— (f)
$22.66	(d)	$23.21		$16.26
(2.37	)%(d)	42.74%		(6.65)%
$1,331,633		$1,669,104		$1,020,956
1.98	%(b)(c)	1.99	%(b)	2.00%
(0.74)%		(0.92)%		(0.66)%
101%		60%		76%

See Accompanying Notes to Financial Statements	6.30.07	OCC Renaissance Fund Annual Report	21

Notes to Financial Statements

June 30, 2007

1.	ORGANIZATION

OCC Renaissance Fund (“Fund”) is a fund of the Allianz Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-five separate investment funds. The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund’s have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Trust, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Trust will be required to comply with the Interpretation by December 31, 2007. Fund Management is in the process of evaluating the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Trust’s financial statements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

22	OCC Renaissance Fund Annual Report	6.30.07

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed Securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s net asset value (“NAV”) is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

6.30.07	OCC Renaissance Fund Annual Report	23

Notes to Financial Statements  (Cont.)

June 30, 2007

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid-in-capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency.  The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $190,580.

Guarantees and Indemnifications.  Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Short Sales.  The Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward,

24	OCC Renaissance Fund Annual Report	6.30.07

future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales exposes the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June 30, 2007 was $113,233. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the Fund’s securities lending agent.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

6.30.07	OCC Renaissance Fund Annual Report	25

Notes to Financial Statements  (Cont.)

June 30, 2007

The Fund also has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

Investment Advisory Fee			Administration Fee
All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
0.60%	(3)	0.25%	0.25%	0.40%	0.40%	0.40%
(1)	The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Renaissance Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion
(2)	The total administrative fee rate for Class A, B, C, D and R shares of the OCC Renaissance Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion.
(3)	Effective January 1, 2007 the Fund’s advisory fee has been reduced by 0.05% to 0.55%. In addition, effective October 1, 2007, the Fund’s advisory fee will be further reduced by 0.05% to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.

Redemption Fees.  Investors in the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange.

Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

26	OCC Renaissance Fund Annual Report	6.30.07

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), serves as the distributor of the Fund’s shares. The Fund is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2007.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2007, AGID received $2,079,689 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for

6.30.07	OCC Renaissance Fund Annual Report	27

Notes to Financial Statements  (Cont.)

June 30, 2007

their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each independent Trustee receives an annual retainer of $80,000 ($160,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting was attended by telephone). Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee and each Committee Chairman receives an additional annual retainer of $3,000.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2007, were as follows (amounts in thousands):

Purchases	Sales
$2,654,026	$3,566,403

28	OCC Renaissance Fund Annual Report	6.30.07

5.	FEDERAL INCOME TAX MATTERS

At June 30, 2007, the components of distributable taxable earning were (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities	Accumulated Capital Losses	Post-October Deferral
OCC Renaissance	$165,089	$184,596	$2	$—	$—

At June 30, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
OCC Renaissance	$2,566,988	$212,673	$(66,522)	$146,151
(1)	Primary differences, if any, between book and tax net unrealized appreciation/depreciation are attributable to wash sale loss deferrals for federal income tax purposes.

During the year ended June 30, 2007, the Fund made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
OCC Renaissance	$88,930	$256,342

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

6.30.07	OCC Renaissance Fund Annual Report	29

Notes to Financial Statements  (Cont.)

June 30, 2007

6.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,076	$88,398	7,998	$185,643
Class B	681	13,033	1,383	28,830
Class C	1,432	27,239	2,981	61,732
Other Classes	2,521	54,575	7,407	176,219
Issued in reinvestment of distributions
Class A	4,774	98,682	9,562	205,488
Class B	4,347	81,113	6,806	134,890
Class C	4,343	80,304	7,264	142,816
Other Classes	1,040	21,358	2,148	46,121
Cost of shares redeemed
Class A	(19,068)	(416,696)	(55,013)	(1,289,415)
Class B	(12,507)	(248,806)	(19,453)	(421,217)
Class C	(13,069)	(257,651)	(30,752)	(665,567)
Other Classes	(6,661)	(144,214)	(17,948)	(419,751)
Net increase (decrease) resulting from Fund share transactions	(28,091)	$(602,665)	(77,617)	$(1,814,211)

7.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events PEA de-registered as an investment adviser and dissolved.

30	OCC Renaissance Fund Annual Report	6.30.07

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

8.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which the Fund’s purchase of shares of exchange-traded index funds caused ownership of other investment companies to exceed the Fund’s investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Fund for losses identified in that review of $5,074,548 ($0.03 per share).

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused the Fund’s ownership of other investment companies to exceed the statutory limit on the ownership of voting stock. The SEC staff requested that AGIFM reimburse the Fund for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Fund for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to the Fund.

6.30.07	OCC Renaissance Fund Annual Report	31

Report of Independent Registered Public Accounting Firm

To the Trustees and Class A, B and C Shareholders of the Allianz Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the OCC Renaissance Fund, one of the thirty-five Funds constituting the Allianz Funds, (hereafter referred to as the “Fund”) at June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the Fund for the Class A, B and C shares for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2007

32	OCC Renaissance Fund Annual Report	6.30.07

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2007) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2007 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007. The Fund designates qualified dividend income of 54%.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of ordinary dividends paid by the Fund during the period ended June 30, 2007 which qualified for the Dividend Received Deduction available to corporate shareholders was 56%.

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2008, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2007.

6.30.07	OCC Renaissance Fund Annual Report	33

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer—Equities, Allianz Global Investors.	35	Member of Management Board of Allianz Global Investors Fund Management LLC.
John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	35	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.
Independent Trustees
Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	35	None
Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, member of Triton Realty Partners, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	35	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.
F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI—Health Plans.	35	None

34	OCC Renaissance Fund Annual Report	6.30.07

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	35	Director of Sykes Enterprises, Inc. and CoastalSouth Bankshares, Inc.; Trustee of University of Tampa and Hilton Head Prep.
Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial—U.S.	35	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc. and Advanced Magnetics, Inc.
Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity for Merrill Lynch.	35	None
W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	35	Member of Board of Trustees of The Steele Foundation.
Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	35	Director (and Founder) Landmark Bank of Savannah, Georgia.
James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	35	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

6.30.07	OCC Renaissance Fund Annual Report	35

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director of Nicholas-Applegate Capital Management LLC.
Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President and Senior Counsel, Allianz Global Investors of America, L.P.; Vice President, Chief Legal Officer and Secretary of 70 funds in the Fund Complex; Secretary and Chief Legal Officer, The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.
Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.
Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of Allianz Funds and The Korea Fund, Inc.
Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 70 funds in the Fund Complex and Chief Compliance Officer, The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).
Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 35 funds in the Fund Complex and Assistant Treasurer of the Allianz Funds and The Korea Fund, Inc.
Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Manager, Allianz Global Investors Fund Management, LLC; Assistant Treasurer of 70 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).
Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Manager, Morgan Stanley and Paralegal, Prudential Financial, Inc./American Skandia.
William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer—U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).
Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. (since 2004); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004).
Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 70 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP (2004-2005) and Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

36	OCC Renaissance Fund Annual Report	6.30.07

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Oppenheimer Capital LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PFPC, Inc.

P.O. Box 9688,

Providence RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ038AR_18363

Allianz Funds Annual Report

JUNE 30, 2007

International/Sector Stock Funds

Share Class

GLOBAL STOCK FUNDS

Allianz NACM Global Fund

Allianz RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Fund

Allianz NFJ International Value Fund

Allianz RCM International Growth Equity Fund

REGIONAL STOCK FUNDS

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

Allianz RCM Healthcare Fund

Allianz RCM Biotechnology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		17
Statements of Assets and Liabilities		34
Statement of Operations		36
Statement of Changes in Net Assets		38
Financial Highlights		42
Notes to Financial Statements		46
Report of Independent Registered Public Accounting Firm		55
Federal Income Tax Information		56
Trustees and Officer of Allianz Funds		58

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunity Fund	6	17
Allianz NACM Global Fund	7	19
Allianz NACM International Fund	8	20
Allianz NACM Pacific Rim Fund	9	22
Allianz NFJ International Value Fund	10	23
Allianz RCM Biotechnology Fund	11	24
Allianz RCM Global Resources Fund	12	25
Allianz RCM Global Small Cap Fund	13	26
Allianz RCM Healthcare Fund	14	28
Allianz RCM International Growth Equity Fund	15	29
Allianz RCM Technology Fund	16	30

2	Allianz Funds

President’s Letter

August 7, 2007

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2007.

The past 12 months proved to be a positive time for stocks, albeit one followed by significant volatility in the opening weeks of the new fiscal year. During the period covered by this report, global economic growth and liquidity fostered an environment of low interest rates and strong corporate earnings growth. U.S. dollar weakness added to the favorable backdrop for international stocks, which finished in line with their U.S. counterparts.

The MSCI EAFE Index, a widely followed measure of stock market returns in developed countries outside of North America, rose 24.10%. The MSCI Emerging Markets Index, which measures stock market returns in developing countries, advanced 41.76% in US dollar terms. In contrast, the S&P 500 Index, which serves as a measure of returns for the US stock market, advanced 20.59% for the period. From a sector perspective materials stocks rose most sharply, as demand from a rapidly growing global economy pushed commodity prices higher.

While the market’s advance during the period provided significant returns, the volatility that followed underscores the importance of maintaining a long-term perspective in equity investing. A disciplined investment strategy, tailored to your personal financial goals and reflecting your individual sensitivity to risk, is a prudent course and one your personal financial advisor can help you create and follow.

For more detailed information about how your Allianz Fund performed in this environment, please read the commentary in this report. If you have any questions, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and we look forward to serving your investing needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

Annual Report	June 30, 2007	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): NACM Emerging Markets Opportunities (8/06), NACM International (11/04), NACM Pacific Rim (7/02), NFJ International Value (4/05), RCM Global Small-Cap (3/99), RCM Global Resources (3/06), RCM International Growth Equity (3/99), and RCM Technology (1/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which for most funds is from 1/01/07 to 6/30/07.

4	Allianz Funds

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2007	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the sub-advisor, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•	The Fund’s outperformance relative to the MSCI Emerging Markets Index was driven by stock selection, which was especially strong in China, South Korea and the consumer discretionary sector.

•

One of the portfolio’s best-performing holdings was China Hongxing Sports, an athletic shoe manufacturer that benefited from rising domestic consumption and a favorable outlook for the shoe industry. Capital markets firm Korea Investment Holdings was another top contributor, boosted by expectations for strong growth in its asset management business.

•	Relative performance was hindered by stock selection in Thailand, where real estate company Amata was a notable underperformer amid disappointing land sales.

•

An underweight in telecommunication services also detracted from performance. Overall, stocks in this sector turned in impressive results, fueled by robust demand for wireless services in China, India and Latin America.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (5/27/04)
Allianz NACM Emerging Markets Opportunities Fund Class D	60.55%	—	—	44.93%
MSCI Emerging Markets Index	44.98%	—	—	37.23%
Lipper Emerging Markets Fund Average	45.23%	—	—	36.11%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.76%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

Brazil	14.1%
China	13.9%
South Korea	12.8%
Russia	7.1%
Taiwan	6.4%
South Africa	6.2%
Mexico	6.0%
Indonesia	4.4%
Other	25.6%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,277.00	$1,009.87
Expenses Paid During Period	$16.99	$15.00

Expenses are equal to the expense ratio for the class, 3.01% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	Stock selection in the United States, Spain and the consumer staples sector had a positive impact on performance versus the MSCI All Country World Index.

•

Notable contributors to Fund performance included Freescale Semiconductor, a U.S. chip manufacturer that was acquired by a group of private equity investors; Técnicas Reunidas, a Spanish engineering firm that experienced strong revenue growth; and C&C Group, an Irish beverage company that benefited from the successful U.K. launch of its Magners branded cider.

•	Stock selection was weakest in South Korea, Japan and the financials sector, contributing to the Fund’s underperformance relative to the index.

•

Significant detractors from performance included Samsung Electronics, a South Korean electronics company, and Mitsubishi UFJ Financial Group, a Japanese financial services firm. Samsung Electronics was hurt by falling prices for dynamic random access memory (DRAM) semiconductors, which it manufactures. Mitsubishi UFJ Financial Group declined in response to several factors, including sluggish demand for large corporate loans.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Class D	24.74%	—	—	20.77%
MCSCI All Country World Index	25.23%	—	—	17.25%
Lipper Global Multi-Cap Growth Fund Average	25.93%	—	—	17.11%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.48%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United States	35.9%
Japan	10.3%
United Kingdom	8.1%
Switzerland	7.2%
France	6.2%
Germany	5.3%
Hong Kong	4.5%
Netherlands	3.5%
Other	17.3%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,113.10	$1,017.60
Expenses Paid During Period	$7.60	$7.25

Expenses are equal to the expense ratio for the class 1.45% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	7

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•	Relative performance was helped by security selection in Japan and the information technology and industrials sectors.

•

The Fund’s best-performing holdings included Japanese stocks Nintendo, a video game maker that experienced brisk sales of its portable game console; Marubeni, a trading company whose restructuring efforts were recognized by investors; and Pacific Metals, a ferronickel manufacturer that benefited from surging nickel prices.

•	Stock selection in the United Kingdom and the materials sector had a negative impact on results, contributing to the Fund’s underperformance versus the MSCI EAFE Index.

•

HBOS, a British financial services firm, was a major detractor. The company’s shares advanced but did not keep pace with the broader U.K. market due to concerns about earnings quality. Below-index exposure to mining companies BHP Billiton and Rio Tinto was also unfavorable, as these stocks posted steep gains amid robust global demand for commodities.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (05/07/01)
Allianz NACM International Fund Class D	24.90%	22.27%	—	16.07%
MSCI EAFE Index	27.00%	17.74%	—	10.92%
Lipper International Multi-Cap Core Fund Average	27.10%	16.82%	—	10.93%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.47%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

Japan	24.3%
United Kingdom	22.7%
Switzerland	10.6%
Sweden	7.6%
France	7.1%
Germany	6.9%
Italy	3.8%
Spain	2.2%
Other	13.2%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,092.70	$1,017.65
Expenses Paid During Period	$7.47	$7.20

Expenses are equal to the expense ratio for the class 1.44% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Pacific Rim Fund seeks to achieve long-term growth of capital by normally investing at least 80% of its net assets in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries.

•	Positive stock selection in the majority of countries and sectors drove the Fund’s outperformance relative to the MSCI Pacific Index.

•	Stock selection added the most value in China and the industrials and financials sectors.

•

Top contributors included China Communications Construction Company, a port developer that benefited from the country’s infrastructure spending boom; Hengan International Group, a Chinese manufacturer of personal care products with a loyal and expanding customer base; and Tokyu Land, a Japanese real estate firm that enjoyed rising office rents.

•	Stock selection in the utilities sector was an area of relative weakness.

•

Perusahaan Gas Negara, an Indonesian gas utility, underperformed amid production delays and regulatory uncertainty. An underweight in Australia, one of the best-performing markets in the index, also detracted. Surging commodity exports helped lift consumer confidence and drive Australia’s unemployment rate to its lowest level in more than thirty years.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Class D	35.24%	22.47%	—	16.39%
MSCI Pacific Index	15.86%	15.60%	—	7.38%
Lipper Pacific Region Fund Average	28.28%	19.46%	—	10.84%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.77%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

Japan	50.1%
China	10.1%
Australia	9.5%
Singapore	7.1%
Indonesia	4.8%
South Korea	4.3%
Philippines	3.4%
Malaysia	2.9%
Other	5.0%
Cash & Equivalents — net	2.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,190.90	$1,016.12
Expenses Paid During Period	$9.51	$8.75

Expenses are equal to the expense ratio for the class 1.75% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	9

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•

Non-US stocks rose sharply in the period as global economic growth and liquidity continued to provide a supportive environment for stock investments. Emerging markets and European equities led the rally. Returns for stocks in the developed Pacific region lagged the MSCI All Country World Free Ex US Index.

•

Stock selection and an overweight position in materials contributed most significantly to outperformance for the period, with Aluminum Corp of China the portfolio’s top contributor. China’s largest aluminum producer acquired Vancouver-based Peru Copper in a deal that took out one of the few remaining independent copper mining companies. China has become the world’s largest consumer of copper due to its own infrastructure needs and its role as an exporter of products like air conditioners and auto-motor parts.

•

Stock selection in energy also benefited relative returns. Shares of Frontline Ltd rose significantly for the period. The world’s biggest oil tanker company, with a fleet of 30 crude-oil carriers and 28 Suezmax tankers, benefited from increased shipping demand due to greater OPEC production. Shares of diversified energy company Norsk Hydro advanced on news of greater focus for the company. The independent Norwegian producer announced plans to sell oil and gas assets to rival Statoil in order to direct attention on its aluminum and hydropower businesses.

•

Among financials, shares of Dutch bank ABN Amro rose sharply in March with news that the firm was in talks to be sold to British bank Barclays. Royal Bank of Scotland and Bank of America also entered the takeover fray to create the largest-ever bank-bidding contest.

•

Stock selection in the consumer discretionary sector detracted from returns relative to the benchmark. Japanese automaker Nissan Corp didn’t keep pace in US sales with peers Toyota and Honda. Nissan’s stock has weakened since February when it announced a 23 percent drop in fiscal third quarter earnings.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Class D	41.30%	—	—	34.53%
MSCI All Country World Free Ex US Index	29.61%	—	—	27.56%
Lipper International Multi-Cap Value Fund Average	27.24%	—	—	26.41%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.50%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United Kingdom	13.3%
South Korea	11.3%
Canada	10.6%
Brazil	10.1%
Mexico	5.6%
Germany	5.0%
China	4.7%
Japan	4.1%
Other	29.6%
Cash & Equivalents — net	5.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,203.10	$1,017.60
Expenses Paid During Period	$7.92	$7.25

Expenses are equal to the expense ratio for the class 1.45% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz RCM Biotechnology Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Biotechnology Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of companies in the biotechnology industry.

•	M&A activity in the biotechnology sector was a significant contributor to performance over the past year, both positively (Myogen and Medimmune) as well as negatively (Kos Phamaceuticals).

•

Positive contributions to performance came from Myogen. Myogen was acquired by Gilead giving Gilead access to Myogen’s pulmonary arterial hypertension drug. Medimmune was also a top contributor for the year, again driven by its acquisition by AstraZeneca.

•	Celgene’s outperformance during the year was driven by Revlimid sales trends and sentiment for future growth opportunities. Revlimid is Celgene’s drug for the treatment of multiple myeloma.

•

The Fund’s position in Genentech underperformed as concern’s about Avastin sales trends mounted following presentations at a major medical meeting. Avastin is approved for the treatment of colorectal and lung cancer. Data presented at a medical meeting in June pointed to the possibility that a lower dose of Avastin in lung cancer could potentially be as effective as the approved dose pressuring Genentech shares.

•

The acquisition of Kos Pharmaceuticals by Abbott Laboratories giving Abbott access to the Kos portfolio of lipid management products including Naispan and Advicor. The Fund did not own Kos Pharmaceuticals.

•

Disappointing phase III data for Adolor’s Entereg in its most important indication led to the underperformance of the stock, and its over overweight in position detracted from overall Fund performance.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/30/97)
Allianz RCM Biotechnology Fund Class D	6.79%	9.27%	—	12.63%
S&P 500 Index	20.59%	10.71%	—	6.52%
NASDAQ Biotechnology Index	8.06%	9.49%	—	10.80%
Lipper Health/Biotechnology Fund Average	13.69%	10.14%	—	9.24%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the NASDAQ Biotechnology Index to be the Fund’s performance benchmarks. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.57%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Healthcare	89.7%
Biotechnology	6.7%
Other	0.3%
Cash & Equivalents — net	3.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$990.40	$1,017.36
Expenses Paid During Period	$7.40	$7.50

Expenses are equal to the expense ratio for the class 1.50% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	11

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•

World markets for energy and raw materials performed strongly during much of the reporting period in response to burgeoning demand form developing nations and geopolitical concerns in the Middle East and West Africa, both primary sources of energy for world markets.

•	An overweight position in Arch Coal and Peabody Energy Company were the primary detractors from overall performance relative to its benchmark, the World Energy and Materials Composite.

•

Over the period, the strongest contributors to performance were overweight positions in solar energy stocks, First Solar and Sunpower, as well as stock selection within the metals sector, primarily Phelps Dodge and CVRD.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Class D	24.31%	—	—	34.85%
MSCI World Index	23.26%	—	—	27.88%
World Energy & Materials Composite	40.32%	—	—	30.86%
Lipper Natural Resources Fund Average	22.23%	—	—	32.30%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.53%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United States	64.9%
Canada	10.8%
France	4.0%
United Kingdom	3.6%
Australia	3.0%
Netherlands	2.0%
Norway	1.9%
Cayman Islands	1.5%
Other	3.5%
Cash & Equivalents — net	4.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,253.40	$1,017.55
Expenses Paid During Period	$8.16	$7.30

Expenses are equal to the expense ratio for the class, 1.46% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12	Allianz Funds

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index. The Fund will ordinarily invest in companies organized or headquartered in at least three different countries.

•

Small cap stocks around the globe rallied during the fiscal year thanks to a robust world economy, low interest rates in many regions, and rising corporate profits. The MSCI World Small-Cap Index was boosted by robust returns in Asia (excluding Japan) and Europe. These regions outperformed the respectable gains posted in the U.S. Smaller stocks in Japan posted a mid-single digit loss during the period.

•

The Fund outperformed its benchmark during the period due to strong stock selection across many industry groups. Notably, consumer durables & apparel, capital goods, banks, and diversified financials holdings boosted Fund returns.

•

In consumer durables & apparel, U.S.-based footwear designer Crocs Inc. and Greek-based toy manufacturer and retailer Jumbo S.A. both contributed positively to performance during the period. Crocs is known for its colorful resin clogs.

•	Geographically, maintaining a sizable relative overweight position to Europe and underweighting Japan helped the Fund outperform.

•

In contrast, the Fund’s relative underweight exposure to materials, the strongest performing sector in the index, hurt relative returns. Stock selection in energy along with maintaining a modest underweight to the sector also impaired returns.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Class D	24.75%	21.42%	15.39%	16.37%
MSCI World Small-Cap Index	21.62%	19.69%	10.29%	10.42%
Lipper Global Small/Mid-Cap Growth Fund Average	27.42%	18.60%	12.29%	12.33%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.77%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United States	32.2%
Japan	8.7%
Switzerland	6.8%
France	5.7%
United Kingdom	5.2%
Germany	4.5%
Netherlands	3.1%
Estonia	3.0%
Other	27.6%
Cash & Equivalents — net	3.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,108.70	$1,016.12
Expenses Paid During Period	$9.15	$8.75

Expenses are equal to the expense ratio for the class 1.75% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	13

Allianz RCM Healthcare Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Healthcare Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of companies in the healthcare industry.

•

Most of the underperformance for the 1-year period ended June 30, 2007 occurred in the third quarter of 2006, when several small cap and mid cap positions fell significantly in relation to clinical trial or legal events. Adolor’s lead drug Entereg failed to hit its primary endpoint in two separate indications. Kinetic Concepts lost a patent infringement case. During the last 9 months of the period, significant detractors included overweight positions in Amgen and Boston Scientific, which fell in relation to revenue shortfalls.

•

The Fund’s performance was aided by an overweight in Shire PLC, which gained on the consistent strength of earnings reports, as well as approval of its new drug for Attention Deficit Hyper Activity Disorder (‘ADHD’) called Vyvance. The Fund’s holdings in Volcano and BioMimetics, both medical device IPO’s, each rose due to strong clinical trials or earnings results. Finally, the Fund’s underweight in Johnson & Johnson was among the top contributors as well.

•

Strategically, the Fund’s overweight in biotechnology and underweight in health care services were the major detractors. Although the Nasdaq Biotechnology Index returned 7.0%, the Fund’s overall allocation in the biotechnology sector was hurt by positions in several small-cap names, as well as the lack of ownership of Medimmune. Also, the Fund’s underweight in the health care services sector, which rose 20%, had a modest negative impact on performance.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Healthcare Fund Class D	12.20%	7.95%	12.07%	13.11%
S&P 500 Index	20.59%	10.71%	7.13%	8.70%
S&P 500 Healthcare Index	18.56%	6.73%	6.93%	9.42%
Lipper Health/Biotechnology Fund Average	13.69%	10.14%	9.24%	10.15%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the S&P 500 Healthcare Index to be the Fund’s performance benchmark. Comparisons to the S&P 500 Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.57%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Healthcare	89.8%
Technology	4.5%
Consumer Discretionary	2.8%
Other	0.7%
Cash & Equivalents — net	2.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,062.40	$1,017.36
Expenses Paid During Period	$7.67	$7.50

Expenses are equal to the expense ratio for the class 1.50% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14	Allianz Funds

Allianz RCM International Growth Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

The Fund’s underperformance was largely concentrated in the second half of 2006. Exposure to online gaming related stocks (i.e., Sportingbet and PartyGaming) were the primary culprits as the US Congress passed legislation making it more difficult for US citizens to gamble online.

•	The Fund’s exposure to Japanese banks also impaired performance, as the Bank of Japan has been very slow to increase interest rates.

•	Overweight positions in mining stocks (i.e., Xstrata and BHP Billiton) and Nintendo helped to limit the underperformance during the past year.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (05/22/95)
Allianz RCM International Growth Equity Fund Class D	22.44%	14.40%	4.88%	8.08%
MSCI EAFE Index	27.00%	17.74%	7.66%	8.16%
MSCI EAFE Growth Index	25.28%	15.37%	5.19%	5.93%
Lipper International Large-Cap Growth Fund Average	25.59%	13.98%	5.66%	7.74%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.38%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

Japan	20.6%
United Kingdom	16.5%
Germany	13.2%
Switzerland	12.0%
France	11.8%
Netherlands	5.4%
Sweden	3.9%
Italy	3.3%
Hong Kong	3.3%
Other	10.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,119.30	$1,018.05
Expenses Paid During Period	$7.15	$6.80

Expenses are equal to the expense ratio for the class 1.36% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	15

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•

The Fund’s performance was hurt primarily due to its concentration on the smaller, faster growing companies within the technology sector, and in general, it was the larger technology companies that investors bought over the period, and which did extremely well. The Fund owned many of these larger-sized companies, including Oracle, Microsoft, Hewlett Packard and Cisco Systems; however, they held underweight positions relative to the benchmark. Over the period, some of the stocks have been sold that mis-executed their business plans.

•

RCM was able to identify several dynamic submarkets in technology, including the mobile internet and a new generation of videogames, and the Fund benefited with positive success with stocks such as Nintendo Co., Apple Inc., Research in Motion, and Tencent Holdings, all leaders of these trends.

•

The Fund also benefited from its holdings based in Asia, as well as its alternative energy holdings, particularly the solar area. These companies and trends continued to be a significant focus of the Allianz RCM Technology Fund.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (12/27/95)
Allianz RCM Technology Fund Class D	25.20%	17.00%	14.97%	16.10%
NASDAQ Composite Index	19.84%	12.21%	6.09%	8.20%
Goldman Sachs Technology Index	26.94%	11.67%	5.58%	9.23%
Lipper Science & Technology Fund Average	21.27%	11.87%	7.06%	7.77%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.64%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	51.0%
Telecommunications	9.6%
Energy	8.2%
Consumer Discretionary	5.7%
Financial Services	3.7%
Chemicals	3.1%
Communications	2.4%
Capital Goods	2.3%
Other	7.0%
Cash & Equivalents — net (including options written & securities sold short)	7.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,111.50	$1,016.46
Expenses Paid During Period	$8.80	$8.40

Expenses are equal to the expense ratio for the class 1.68% for Class D, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Allianz Funds

Schedule of Investments

NACM Emerging Markets Opportunities Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—89.5%
Argentina—0.7%
Tenaris S.A. ADR	12,100	$592

Brazil—9.4%
Companhia Vale do Rio Doce ADR	19,100	851
Cyrela Brazil Realty S.A.	33,600	417
Gerdau S.A. ADR	35,150	904
Localiza Rent A Car	50,300	567
Lojas Renner S.A.	39,700	747
Petroleo Brasileiro S.A. ADR	14,200	1,722
Rossi Residencial S.A.	42,800	907
Unibanco - Uniao de Bancos Brasileiros S.A. GDR	15,900	1,795

		7,910

China—13.9%
China Communications Construction Co., Ltd.	1,111,000	1,991
China Hongxing Sports Ltd.	3,652,000	2,153
China Infrastructure Machinery Holdings Ltd.	596,000	1,303
China Shenhua Energy Co., Ltd., Class H	295,300	1,021
Fibrechem Tech Ltd.	1,159,000	1,038
Guangzhou R&F Properties Co., Ltd.	104,800	322
Hengan International Group Co., Ltd.	298,000	1,060
Industrial & Commercial Bank of China	976,000	541
Nine Dragons Paper Holdings Ltd.	477,900	1,114
Tencent Holdings Ltd.	101,000	405
Tianjin Development Holdings	754,000	821

		11,769

Egypt—1.6%
Orascom Construction Industries GDR	10,130	1,339

Hong Kong—1.3%
Belle International Holdings Ltd. (b)	612,000	676
Samling Global Ltd. (b)	1,048,000	405

		1,081

India—2.3%
Reliance Industries Ltd. GDR (a)	14,753	1,246
Satyam Computer Services Ltd. ADR	27,700	686

		1,932

Indonesia—4.4%
PT Bakrie & Brothers Tbk. (b)	27,604,500	901
PT Bank Niaga Tbk.	6,784,500	615
PT Ciputra Surya Tbk.	3,625,000	475
PT Kawasan Industri Jababeka Tbk. (b)	26,099,500	621
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk.	262,500	189
PT United Tractors Tbk.	990,500	905

		3,706

Israel—1.0%
Nice Systems Ltd. ADR (b)	23,300	810

Malaysia—3.6%
Burniputra Commerce Holdings Bhd	418,700	1,418
IOI Corp.	531,300	802

	Shares	Value (000s)

Steppe Cement Ltd. (b)	70,091	$466
UEM World Bhd	294,700	323

		3,009

Mexico—6.0%
America Movil S.A. de C.V. ADR	25,160	1,558
Banco Compartamos S.A. de C.V. (b)	181,600	1,135
Cemex S.A. de C.V. ADR (b)	9,752	360
Consorcio ARA S.A. de C.V.	331,300	533
Corp GEO S.A. de C.V. (b)	103,400	568
Grupo Famsa S.A. (b)	160,800	938

		5,092

Peru—2.7%
Credicorp Ltd.	21,700	1,327
Southern Copper Corp.	9,800	924

		2,251

Philippines—4.0%
Aboitiz Equity Ventures, Inc.	666,000	121
Banco de Oro Universal Bank	475,600	714
Bank of the Philippine Islands	451,100	668
Filinvest Land, Inc. (b)	11,166,800	521
Megaworld Corp. (b)	7,885,400	682
Robinsons Land Corp.	1,527,300	644

		3,350

Poland—0.8%
Globe Trade Centre S.A. (b)	40,167	699

Russia—7.1%
Evraz Group S.A. GDR	41,971	1,721
LUKOIL ADR	10,400	792
OAO Gazprom ADR	19,324	808
Pharmstandard GDR (b)	32,100	539
Unified Energy System GDR (a)(b)	10,558	1,428
VTB Bank OJSC GDR (a)(b)	67,000	736

		6,024

Singapore—3.5%
Jiutian Chemical Group Ltd.	484,000	769
Midas Holdings Ltd.	423,000	576
Straits Asia Resources Ltd.	1,073,000	1,054
Yanlord Land Group Ltd.	265,000	545

		2,944

South Africa—6.2%
Exxaro Resources Ltd.	79,571	747
Grindrod Ltd.	239,840	746
Impala Platinum Holdings Ltd.	32,252	981
Kumba Iron Ore Ltd.	32,149	839
Naspers Ltd.	21,299	547
Sasol Ltd.	9,045	340
Wilson Bayly Holmes-Ovcon Ltd.	67,624	988

		5,188

South Korea—12.8%
Daelim Industrial Co.	4,291	638
Hyundai Engineering & Construction Co., Ltd. (b)	16,210	1,183
Hyunjin Materials Co., Ltd.	21,113	938
Industrial Bank of Korea	48,620	990
KIWOOM Securities Co., Ltd.	5,183	394
Korea Investment Holdings Co., Ltd.	17,640	1,204
Korea Zinc Co., Ltd.	4,975	845
LG Household & Health Care Ltd.	3,088	448
NHN Corp. (b)	5,076	924
Samsung Heavy Industries Co., Ltd.	19,570	956

	Shares	Value (000s)

Shinsegae Co., Ltd.	560	$364
STX Pan Ocean Co., Ltd.	1,432,000	1,910

		10,794

Taiwan—6.4%
Advanced Semi-conductor Engineering, Inc. (b)	435,943	593
ASE Test Ltd. (b)	53,600	754
Asustek Computer, Inc.	234,000	643
AU Optronics Corp. ADR	55,500	955
Catcher Technology Co., Ltd.	54,263	507
Cathay Financial Holding Co., Ltd.	220,203	526
Far Eastern Textile Co., Ltd.	433,600	444
Siliconware Precision Industries Co., Ltd.	468,306	999

		5,421

United States—1.8%
NII Holdings, Inc., Class B (b)	18,600	1,502

Total Common Stock (cost—$52,419)		75,413

PREFERRED STOCK—4.7%
Brazil—4.7%
All America Latina Logistica S.A., UNIT	77,800	1,065
Duratex S.A.	57,300	1,648
Lojas Americanas S.A.	5,400,000	431
Usinas Siderurgicas de Minas Gerais S.A.	14,400	821

Total Preferred Stock (cost—$2,888)		3,965

RIGHTS (b)—0.0%
South Korea—0.0%
KIWOOM Securities Co., Ltd. (cost—$0)	694	10

WARRANTS (b)—2.3%
	Units
India—2.3%
Merrill Lynch-Reliance Communications Ltd., Expires 1/25/11	73,680	936
Sterlite Industries India Ltd., Expires 6/14/10	69,444	998

Total Warrants (cost—$1,610)		1,934

	Principal Amount (000s)
Repurchase Agreement—9.0%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $7,617; collateralized by Fannie Mae 5.945%, due 6/7/27, valued at $7,766 including accrued interest (cost—$7,614)	$7,614	7,614

Total Investments (cost—$64,531) (c)—105.5%		88,936

Liabilities in excess of other assets—(5.5%)		(4,667)

Net Assets—100.0%		$84,269

06.30.07	Allianz Funds Annual Report	17

Schedule of Investments (cont.)

NACM Emerging Markets Opportunities Fund

June 30, 2007

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are considered to be illiquid.

(b) Non-income producing.

(c) Securities with an aggregate value of $50,128 representing 59.49% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
UNIT—More than one class of securities traded together.

18	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.2%
Brazil—1.2%
Unibanco - Uniao de Bancos Brasileiros S.A. GDR	5,200	$587

China—2.4%
AAC Acoustic Technology Holdings, Inc. (a)	348,000	392
China Mobile Ltd.	72,500	782

		1,174

Finland—1.1%
Outotec Oyj	10,425	572

France—6.2%
Alcatel S.A. ADR	34,600	484
AXA S.A.	19,480	837
Total S.A.	10,777	874
Veolia Environnement	11,100	872

		3,067

Germany—5.3%
Commerzbank AG	10,519	505
Continental AG	5,353	756
Henkel KGaA	12,873	615
Siemens AG	5,253	756

		2,632

Greece—0.8%
OPAP S.A.	11,480	406

Hong Kong—4.5%
Hang Lung Properties Ltd.	113,000	390
Hutchison Whampoa Ltd.	43,000	427
Jardine Matheson Holdings Ltd.	30,800	734
Kowloon Development Co., Ltd.	187,000	373
Melco International Development	194,000	288

		2,212

Indonesia—1.0%
PT Indosat Tbk.	666,500	479

Ireland—1.1%
Icon PLC ADR (a)	12,100	529

Italy—1.7%
Unicredito Italiano SpA	93,276	833

Japan—10.3%
Aichi Corp.	31,900	436
Asics Corp.	35,000	433
Chugai Pharmaceutical Co., Ltd.	18,800	338
Geo Corp.	156	264
Joint Corp.	16,800	527
Mitsubishi Tokyo Financial Group, Inc.	53	584
NGK Spark Plug Co., Ltd.	16,000	278
Nisshinbo Industries, Inc.	25,000	349
Nitori Co., Ltd.	9,200	459
Rakuten, Inc.	670	225
Sony Corp. ADR	14,300	735
Sumco Corp.	9,500	476

		5,104

Netherlands—3.5%
Koninklijke Ahold NV (a)	50,516	634
Koninklijke (Royal) Philips Electronics NV	13,897	589
Royal Numico NV	9,916	515

		1,738

South Korea—2.8%
Kookmin Bank	6,585	578
Osstem Implant Co., Ltd. (a)	8,173	385

	Shares	Value (000s)

Samsung Electronics Co., Ltd.	735	$449

		1,412

Spain—1.6%
Tecnicas Reunidas S.A.	11,849	796

Sweden—1.6%
Telefonaktiebolaget LM Ericsson, Class B	202,000	806

Switzerland—7.2%
Adecco S.A.	5,315	411
Credit Suisse Group	7,689	546
Nestle S.A.	2,235	849
Panalpina Welttransport Holding AG	1,922	406
Roche Holdings AG	4,786	848
Sika AG	250	508

		3,568

Taiwan—0.9%
United Microelectronics Corp. ADR	130,400	446

United Kingdom—8.1%
ARM Holdings PLC	218,250	639
IG Group Holdings PLC	105,678	624
International Power PLC	79,254	681
Reed Elsevier PLC	44,969	581
Standard Chartered PLC	28,632	934
Wellstream Holdings PLC (a)	62,880	538

		3,997

United States—35.9%
3M Co.	7,500	651
Abercrombie & Fitch Co., Class A	6,800	496
Affiliated Managers Group, Inc. (a)	4,500	579
Ansys, Inc. (a)	23,400	620
Apollo Investment Corp.	26,000	560
Apple, Inc. (a)	7,200	879
Assurant, Inc.	10,300	607
Boeing Co.	7,700	740
Cerner Corp. (a)	6,400	355
Corning, Inc. (a)	34,500	881
DaVita, Inc. (a)	6,100	329
Genzyme Corp. (a)	9,900	638
Helmerich & Payne, Inc.	21,800	772
Hess Corp.	14,000	825
ITT Industries, Inc.	8,400	574
Limited Brands, Inc.	18,800	516
Morgan Stanley	5,800	487
Occidental Petroleum Corp.	13,900	805
Oracle Corp. (a)	36,800	725
Praxair, Inc.	8,600	619
Psychiatric Solutions, Inc. (a)	15,300	555
QUALCOMM, Inc.	10,300	447
Spansion LLC (a)	37,900	421
Thermo Fisher Scientific, Inc. (a)	12,200	631
Volcom, Inc. (a)	15,700	787
Waters Corp. (a)	10,400	617
Wyeth	14,300	820
XTO Energy, Inc.	13,200	793

		17,729

Total Common Stock (cost—$42,076)		48,087

WARRANTS (a)—1.1%
	Units
Taiwan—1.1%
Merrill Lynch—Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (cost—$388)	63,880	551

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $733; collateralized by Fannie Mae 5.05%, due 4/28/15, valued at $749 including accrued interest (cost—$733)	$733	$733

Total Investments (cost—$43,197) (b)—99.8%		49,371

Other assets less liabilities—0.2%		80

Net Assets—100.0%		$49,451

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $25,303, representing 51.17% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	19

Schedule of Investments

NACM International Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.4%
Australia—1.6%
Coca-Cola Amatil Ltd.	289,835	$2,340
David Jones Ltd.	441,761	2,081
OneSteel Ltd.	905,033	4,923
Pacific Brands Ltd.	855,183	2,497

		11,841

Austria—1.1%
RHI AG (a)	110,032	6,006
Voestalpine AG (b)	26,130	2,196

		8,202

Belgium—0.5%
Tessenderlo Chemie NV	60,617	3,699

China—0.6%
China Resources Power Holdings Co.	966,000	2,313
Lee & Man Paper Manufacturing Ltd.	712,000	1,972

		4,285

Denmark—0.2%
FLSmidth & Co. A/S	22,600	1,770

Finland—2.0%
Kesko Oyj	56,217	3,730
Outokumpu Oyj	324,200	10,904

		14,634

France—7.1%
Air France-KLM	49,120	2,286
BNP Paribas	120,308	14,291
Business Objects S.A. (a)	37,000	1,445
Credit Agricole S.A.	123,300	5,003
Peugeot S.A.	59,614	4,802
Renault S.A.	83,428	13,381
SEB S.A.	7,683	1,398
Total S.A.	120,926	9,804

		52,410

Germany—6.9%
Adidas AG	74,650	4,718
BASF AG	86,981	11,424
DaimlerChrysler AG	39,200	3,627
Deutsche Bank AG (b)	135,835	19,771
Salzgitter AG	9,332	1,806
ThyssenKrupp AG	161,537	9,621

		50,967

Greece—0.3%
National Bank of Greece S.A.	43,800	2,494

Hong Kong—2.2%
Cathay Pacific Airways Ltd.	2,226,000	5,536
Cheung Kong Ltd.	112,000	1,469
Foxconn International Holdings Ltd. (a)	766,000	2,185
Hang Lung Group Ltd.	465,000	2,100
Orient Overseas International Ltd.	510,500	4,932

		16,222

Ireland—0.7%
Anglo Irish Bank Corp. PLC	238,794	4,856

Italy—3.8%
Banca Popolare di Verona e Novara S.c.r.l. (b)	49,792	1,432
Banche Popolari Unite S.c.r.l.	413,449	10,509
Enel SpA	613,134	6,590
Eni SpA	150,982	5,474
Indesit Co. SpA	166,200	3,872

		27,877

	Shares	Value (000s)

Japan—24.3%
Brother Industries Ltd.	614,000	$9,016
Canon, Inc.	113,500	6,656
FUJIFILM Holdings Corp.	272,300	12,171
Hitachi Metals Ltd.	132,000	1,446
Itochu Corp.	1,092,000	12,645
Japan Radio Co., Ltd.	417,000	1,594
JFE Holdings, Inc.	49,300	3,064
KDDI Corp.	570	4,223
Kyowa Hakko Kogyo Co., Ltd.	145,000	1,368
Marubeni Corp.	1,553,000	12,775
Mitsui & Co., Ltd.	300,000	5,987
Mitsumi Electric Co., Ltd.	61,900	2,218
Nintendo Co., Ltd.	47,700	17,403
Nippon Chemi-Con Corp.	264,000	2,239
Nippon Steel Corp.	491,000	3,454
Nippon Suisan Kaisha Ltd.	259,900	1,665
Nippon Yusen KK (b)	1,314,000	12,051
Nipro Corp. (b)	700	15
NOK Corp.	72,300	1,526
Sony Corp. (b)	288,300	14,799
Star Micronics Co., Ltd.	85,000	2,268
Sumitomo Corp.	517,000	9,426
Sumitomo Metal Industries Ltd.	1,572,000	9,242
Taiyo Yuden Co., Ltd. (b)	344,000	7,957
TDK Corp.	54,200	5,246
Toyota Motor Corp.	307,000	19,361

		179,815

Netherlands—1.5%
Koninklijke (Royal) KPN NV	219,426	3,641
USG People NV (b)	155,463	7,294

		10,935

New Zealand—0.4%
Fletcher Building Ltd.	307,500	2,929

Norway—0.3%
Renewable Energy Corp. AS (a)(b)	64,000	2,479

Singapore—1.8%
Jardine Cycle & Carriage Ltd.	188,000	1,932
Singapore Airlines Ltd.	487,000	5,985
Venture Corp. Ltd.	296,000	3,034
Wing Tai Holdings Ltd.	793,000	2,065

		13,016

Spain—2.2%
ACS Actividades Construcciones y Servicios S.A.	104,010	6,613
Mapfre S.A.	1,259,035	6,230
Sacyr Vallehermoso S.A. (b)	31,827	1,527
Telefonica S.A. (b)	95,275	2,120

		16,490

Sweden—7.6%
Alfa Laval AB	62,200	3,748
Electrolux AB, Ser. B (b)	60,900	1,442
Hennes & Mauritz AB, Ser. B	225,350	13,324
Nordea Bank AB	215,400	3,364
Sandvik AB	182,300	3,674
SAS AB (a)	225,000	5,174
Skandinaviska Enskilda Banken AB, Class B	294,400	9,479
Ssab Svenskt Stal AB, Ser. A	47,700	1,949
Swedbank AB	47,600	1,720
Trelleborg AB	260,400	7,166
Volvo AB, Ser. B	159,850	3,178
Wihlborgs Fastigheter AB	107,800	1,901

		56,119

Switzerland—10.6%
Actelion Ltd. (a)(b)	101,672	4,528
Nestle S.A.	47,306	17,975

	Shares	Value (000s)

Roche Holdings AG	83,266	$14,754
Swatch Group AG	7,396	2,101
Swiss Reinsurance	192,844	17,587
Temenos Group AG (a)	181,472	4,368
Zurich Financial Services AG	55,905	17,282

		78,595

United Kingdom—22.7%
3i Group PLC	236,976	5,516
Alliance & Leicester PLC	261,395	5,779
Barclays PLC	853,267	11,871
BHP Billiton PLC	92,700	2,575
BT Group PLC	2,273,561	15,132
Cookson Group PLC	113,042	1,601
De La Rue PLC	233,390	3,631
Galiform PLC (a)	815,810	2,221
Game Group PLC	1,215,432	4,061
HBOS PLC	735,089	14,458
Imperial Tobacco Group PLC	88,805	4,094
Kazakhmys PLC	164,458	4,140
Lloyds TSB Group PLC	206,083	2,291
Michael Page International PLC	159,135	1,672
Next PLC	247,334	9,930
Old Mutual PLC	2,859,200	9,635
Reckitt Benckiser PLC	75,056	4,109
Royal Bank of Scotland Group PLC	844,167	10,681
Royal Dutch Shell PLC, Class A	182,763	7,440
Royal Dutch Shell PLC, Class B	512,217	21,352
Standard Life PLC	512,511	3,383
WM Morrison Supermarkets PLC	2,571,018	15,528
Xstrata PLC	105,880	6,304

		167,404

Total Common Stock (cost—$654,832)		727,039

SHORT-TERM INVESTMENTS—8.3%
Collateral Invested for Securities on Loan (d)—7.8%
Allianz Dresdner Daily Asset Fund (e)	57,531,534	57,532

	Principal Amount (000s)
Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $4,065; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $4,145 including accrued interest (cost—$4,063)	$4,063	4,063

Total Short Investments (cost—$61,595)—8.3%		61,595

Total Investments (cost—$716,427) (c)—106.7%		788,634

Liabilities in excess of other assets—(6.7%)		(49,855)

Net Assets—100.0%		$738,779

20	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

NACM International Fund

June 30, 2007

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $55,076; cash collateral of $57,532 was received with which the Fund purchased short-term investments.

(c) Securities with an aggregate value of $722,672, representing 97.82% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

(d) Security purchased with cash proceeds from security on loan.

(e) Affiliated fund.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	21

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.2%
Australia—9.5%
AMP Bank Ltd. (b)	490,754	$4,202
BHP Billiton Ltd. (b)	250,354	7,480
Commonwealth Bank of Australia (b)	110,155	5,153
CSL Ltd. (b)	84,445	6,286
Macquarie Bank Ltd. (b)	70,014	5,029
Rio Tinto Ltd. (b)	96,500	8,050
Westpac Capital Corp. (b)	240,425	5,221

		41,421

China—10.1%
China Communications Construction Co., Ltd.	2,983,000	5,345
China Hongxing Sports Ltd. (b)	15,897,000	9,370
China Infrastructure Machinery Holdings Ltd.	3,086,000	6,748
China Shenhua Energy Co., Ltd., Class H	1,544,900	5,341
Fibrechem Tech Ltd. (b)	3,860,000	3,456
Hengan International Group Co., Ltd.	1,182,000	4,203
Industrial & Commercial Bank of China	6,742,000	3,739
Nine Dragons Paper Holdings Ltd.	1,491,100	3,477
Tencent Holdings Ltd.	586,000	2,352

		44,031

Hong Kong—0.9%
Shangri-La Asia Ltd.	1,571,150	3,798

India—2.5%
Reliance Communications Ltd.	416,169	5,282
Sterlite Industries India Ltd.	391,762	5,640

		10,922

Indonesia—4.8%
PT Bakrie & Brothers Tbk. (a)	118,935,000	3,882
PT Bank Niaga Tbk.	37,095,000	3,363
PT Ciputra Surya Tbk.	19,497,000	2,554
PT Kawasan Industri Jababeka Tbk. (a)	175,432,000	4,175
PT Perusahaan Perkebunan London
Sumatra Indonesia Tbk.	2,413,000	1,734
PT United Tractors Tbk.	5,591,500	5,110

		20,818

Japan—50.1%
Amada Co., Ltd.	357,000	4,465
Denso Corp.	118,900	4,650
Haseko Corp. (a)(b)	925,500	2,737
Hitachi Construction Machinery Co., Ltd.	125,900	4,374
Ibiden Co., Ltd.	116,300	7,504
Inui Steamship Co., Ltd. (b)	330,400	4,255
Japan Steel Works Ltd. (b)	871,000	13,253
Kawasaki Heavy Industries Ltd. (b)	1,059,000	4,320
Kirin Brewery Co., Ltd.	245,000	3,665
KK DaVinci Advisors (a)(b)	3,705	3,234
Marubeni Corp.	879,000	7,231
Message Co., Ltd.	1,827	2,962
Mitsubishi Corp.	260,000	6,813
Mitsubishi Electric Corp.	550,000	5,095
Mitsubishi Heavy Industries Ltd.	832,000	5,329
Mitsubishi Rayon Co., Ltd.	322,000	2,294
Mitsubishi Tokyo Financial Group, Inc.	358	3,945

	Shares	Value (000s)

Mitsui & Co., Ltd.	316,000	$6,306
Mitsui Engineering & Shipbuilding Co., Ltd.	999,000	5,327
Mitsui Fudosan Co., Ltd.	97,000	2,719
Mizuho Financial Group, Inc.	688	4,753
Nikon Corp. (b)	125,000	3,481
Nintendo Co., Ltd.	27,200	9,924
Nippon Electric Glass Co., Ltd.	325,000	5,730
Nomura Holdings, Inc.	152,500	2,962
Nomura Research Institute Ltd.	116,600	3,430
Orix Corp. (b)	16,020	4,223
Sumco TechXIV Corp.	99,200	6,957
Sumitomo Corp.	284,500	5,187
Sumitomo Metal Industries Ltd.	1,091,000	6,414
Sumitomo Mitsui Financial Group, Inc.	218	2,032
Suzuki Motor Corp.	150,900	4,285
T&D Holdings, Inc.	46,400	3,134
Tadano Ltd. (b)	303,000	4,515
Taiheiyo Cement Corp.	913,000	4,038
Takeda Pharmaceutical Co., Ltd.	77,300	4,994
THK Co., Ltd.	124,700	3,123
Toho Titanium Co., Ltd. (b)	49,100	1,990
Tokuyama Corp.	383,000	4,979
Tokyu Land Corp.	782,000	8,315
Tokyu Livable, Inc. (b)	131,400	2,655
Toshiba Corp. (b)	273,000	2,379
Toyota Boshoku Corp.	179,900	4,547
Toyota Motor Corp.	221,400	13,963

		218,488

Malaysia—2.9%
Burniputra Commerce Holdings Bhd.	2,082,500	7,056
IOI Corp.	2,660,000	4,014
UEM World Bhd	1,571,300	1,722

		12,792

Philippines—3.4%
Aboitiz Equity Ventures, Inc.	4,811,000	874
Bank of the Philippine Islands	2,593,800	3,840
Filinvest Land, Inc. (a)	60,599,000	2,828
Megaworld Corp. (a)	45,237,200	3,911
Robinsons Land Corp.	8,326,700	3,512

		14,965

Singapore—7.1%
DBS Group Holdings Ltd.	268,000	3,993
Jiutian Chemical Group Ltd.	2,389,000	3,796
Midas Holdings Ltd.	2,438,000	3,320
Singapore Exchange Ltd.	1,186,000	7,609
Straits Asia Resources Ltd.	5,504,000	5,409
UOL Group Ltd.	1,009,000	3,836
Yanlord Land Group Ltd. (b)	1,342,000	2,758

		30,721

South Korea—4.3%
Hyunjin Materials Co., Ltd.	109,180	4,852
KIWOOM Securities Co., Ltd.	31,647	2,405
Korea Zinc Co., Ltd.	30,431	5,166
STX Pan Ocean Co., Ltd.	4,731,000	6,311

		18,734

Taiwan—1.6%
ASE Test Ltd. (a)	152,900	2,151
AU Optronics Corp. ADR (b)	288,400	4,961

		7,112

Total Common Stock (cost—$326,938)		423,802

	Shares	Value (000s)

RIGHTS (a)—0.0%
Korea—0.0%
KIWOOM Securities Co., Ltd. (cost—$0)	4,436	$64

SHORT-TERM INVESTMENTS—19.1%
Collateral Invested for Securities on Loan (c)—17.6%
Allianz Dresdner Daily Asset Fund (d)	76,530,305	76,530

	Principal Amount (000s)
Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $6,639; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $6,770 including accrued interest (cost—$6,636)	$6,636	6,636

Total Short Term Investments (cost—$83,166)		83,166

Total Investments (cost—$410,104) (e)—116.3%		507,032

Liabilities in excess of other assets—(16.3%)		(71,045)

Net Assets—100.0%		$435,987

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $72,770; cash collateral of $76,530 was received with which the Fund purchased short-term investments.

(c) Security purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $420,551, representing 96.46% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt

22	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ International Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—92.5%
Belgium—1.8%
Etablissements Delhaize Feres ET CIE ADR	90,000	$8,813

Bermuda—3.4%
Frontline Ltd. (b)	180,000	8,253
RenaissanceRe Holdings Ltd.	140,000	8,679

		16,932

Brazil—10.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR (b)	313,000	13,797
Companhia Vale do Rio Doce ADR (b)	200,000	8,910
Petroleo Brasileiro S.A. ADR (b)	120,000	14,552
Votorantim Celulose e Papel S.A. ADR	600,000	13,662

		50,921

Canada—10.6%
Agrium, Inc.	95,000	4,156
Canadian Pacific Railway Ltd. (b)	143,500	9,876
Fording Canadian Coal Trust, UNIT (b)	151,000	4,956
Magna International, Inc., Class A	108,000	9,827
Methanex Corp.	197,000	4,952
Petro-Canada	187,000	9,941
TransCanada Corp. (b)	280,000	9,635

		53,343

Cayman islands—1.1%
Seagate Technology, Inc.	250,000	5,442

China—4.7%
Aluminum Corp. of China Ltd. ADR (b)	230,200	9,830
Huaneng Power International, Inc. ADR (b)	100,000	4,645
Sinopec Shanghai Petrochemical Co., Ltd. ADR (b)	140,000	9,296

		23,771

Finland—0.8%
Metso Oyj ADR (b)	70,100	4,132

France—2.9%
AXA S.A. ADR (b)	343,000	14,763

Germany—5.0%
Deutsche Bank AG (b)	111,300	16,109
Siemens AG ADR	65,000	9,299

		25,408

Ireland—2.1%
Allied Irish Banks PLC ADR	190,000	10,442

Japan—4.1%
Canon, Inc. ADR	168,000	9,852
Nissan Motor Co., Ltd. ADR (b)	500,000	10,720

		20,572

Marshall Islands—0.9%
Teekay Shipping Corp.	80,000	4,633

Mexico—5.6%
Cemex S.A. de C.V. ADR (a)	265,000	9,778
Coca-Cola Femsa, S.A. de C.V. ADR (b)	200,000	8,856
Telefonos de Mexico S.A. de C.V. ADR	250,000	9,473

		28,107

	Shares	Value (000s)

Netherlands—3.9%
ING Groep NV ADR	448,000	$19,699

Norway—2.9%
Norsk Hydro ASA ADR (b)	375,000	14,351

Peru—0.9%
Compania de Minas Buenaventura s.A.u. ADR (b)	121,000	4,533

South Africa—1.9%
Sasol Ltd. ADR (b)	261,000	9,798

South Korea—11.3%
Korea Electric Power Corp. ADR	890,000	19,491
KT Corp. ADR	586,200	13,752
POSCO ADR (b)	115,000	13,800
SK Telecom Co., Ltd. ADR (b)	360,000	9,846

		56,889

Sweden—1.6%
Volvo AB ADR (b)	415,000	8,254

Taiwan—3.6%
AU Optronics Corp. ADR (b)	220,000	3,784
Siliconware Precision Industries Co. ADR (b)	1,300,000	14,300

		18,084

United Kingdom—13.3%
British American Tobacco PLC ADR (b)	140,000	9,680
Diageo PLC ADR	59,400	4,949
GlaxoSmithKline PLC ADR	230,000	12,045
HSBC Holdings PLC ADR (b)	161,000	14,775
Imperial Chemical Industries PLC ADR	99,000	4,903
Unilever PLC ADR	275,000	8,871
United Utilities PLC ADR (b)	420,000	11,854

		67,077

Total Common Stock (cost—$399,714)		465,964

PREFERRED STOCK—1.8%
Colombia—1.8%

BanColombia S.A. ADR (cost—$8,108)	281,000	9,225

SHORT-TERM INVESTMENTS—39.0%
Collateral Invested for Securities on Loan (c)—28.1%
Allianz Dresdner Daily Asset Fund (d)	141,488,949	141,489

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—10.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $54,848; collateralized by Freddie Mac 5.80%, due 4/23/14, valued at $55,925 including accrued interest (cost—$54,826)	$54,826	$54,826

Total Short Term Investments (cost—$196,315)		196,315

Total Investments (cost—$604,137)—133.3%		671,504

Liabilities in excess of other assets—(33.3%)		(167,904)

Net Assets—100.0%		$503,600

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $139,612; cash collateral of $143,595 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	23

Schedule of Investments

RCM Biotechnology Fund

June 30, 2007

	Shares	Value (000s)
COMMON STOCK—96.4%
Biotechnology—6.7%
Cardiome Pharma Corp. (b)	65,270	$601
Endo Pharmaceuticals Holdings, Inc. (b)	34,320	1,175
Pharmaceutical Product Development, Inc.	36,000	1,377
Pozen, Inc. (b)(c)	8,200	148
Shire Pharmaceuticals Group PLC ADR (c)	43,970	3,260
Teva Pharmaceutical Industries Ltd. ADR	28,760	1,186

		7,747

Healthcare—89.7%
Abbott Laboratories	44,900	2,404
Advanced Magnetics, Inc. (b)(c)	19,250	1,120
Alexion Pharmaceuticals, Inc. (b)(c)	70,420	3,173
Amgen, Inc. (b)	65,000	3,594
Amylin Pharmaceuticals, Inc. (a)(b)	38,850	1,599
Applera Corp.—Celera Genomics Group (b)	48,510	601
Biogen Idec, Inc. (b)	115,300	6,169
BioMarin Pharmaceutical, Inc. (b)(c)	75,030	1,346
BioMimetic Therapeutics, Inc. (b)	63,770	997
Cardinal Health, Inc.	17,600	1,243
Celgene Corp. (b)(c)	255,395	14,642
Cephalon, Inc. (b)(c)	24,890	2,001
Charles River Laboratories International, Inc. (b)(c)	29,350	1,515
Cubist Pharmaceuticals, Inc. (b)(c)	27,480	542
Cytyc Corp. (b)	29,660	1,279
Exelixis, Inc. (b)	27,800	336
Gen-Probe, Inc. (b)	42,500	2,568
Genzyme Corp. (b)	192,205	12,378
Gilead Sciences, Inc. (a)(b)	215,190	8,343
Hologic, Inc. (b)(c)	22,200	1,228
Human Genome Sciences, Inc. (b)(c)	332,930	2,970
InterMune, Inc. (b)(c)	12,400	322
Keryx Biopharmaceuticals, Inc. (b)	209,000	2,042
Kosan Biosciences, Inc. (b)	39,850	208
Medarex, Inc. (b)(c)	149,210	2,132
Medicines Co. (b)	30,700	541
Merck & Co., Inc.	48,000	2,390
MGI Pharma, Inc. (b)	103,500	2,315
Myriad Genetics, Inc. (b)(c)	33,000	1,227
Panacos Pharmaceuticals, Inc. (b)(c)	276,820	894
PDL BioPharma, Inc. (b)(c)	129,500	3,017
Progenics Pharmaceuticals, Inc. (b)(c)	78,910	1,702
Schering-Plough Corp.	78,000	2,374
Sepracor, Inc. (b)	20,956	860
Theravance, Inc. (b)	71,100	2,275
United Therapeutics Corp. (b)(c)	63,820	4,069
Vertex Pharmaceuticals, Inc. (b)	101,220	2,891
Xtent, Inc. (b)(c)	31,678	317
Zimmer Holdings, Inc. (b)	14,225	1,208
Zymogenetics, Inc. (b)(c)	161,470	2,359

		103,191

Total Common Stock (cost—$97,514)		110,938

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—36.1%
Collateral Invested for Securities on Loan (d)—30.7%
Allianz Dresdner Daily Asset Fund (e)	32,384,688	$32,385

	Principal Amount (000s)
Bayerische Landesbank, 5.38% due 2/24/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2, 5.37% due 9/15/07, FRN (f)	2,000	2,000

		35,385

Repurchase Agreement—5.4%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $6,184; collateralized by Fannie Mae 5.05%, due 4/28/15, valued at $6,308 including accrued interest (cost—$6,181)	6,181	6,181

Total Short-Term Investments (cost—$41,566)		41,566

OPTIONS PURCHASED (b)—0.3%
	Contracts
Put Options—0.3%
Amylin Pharmaceuticals, Inc. (CBOE) strike price $35, expires 1/19/08	388	103
Trimeris, Inc. (CBOE) strike price $12.50, expires 1/17/09	390	222

Total Options Purchased (cost—$248)		325

Total Investments before options written (cost—$139,328)—132.8%		152,829

OPTIONS WRITTEN (b)—(0.0%)
Call Options—(0.0)%
Amylin Pharmaceuticals, Inc. (CBOE) strike price $60, expires 1/19/08 (premiums received—$38)	388	(42)

Total Investments net of options written (cost—$139,290)—132.8%		152,787

Other liabilities in excess of other assets—(32.8%)		(37,715)

Net Assets—100.0%		$115,072

Notes to Schedule of Investments (amounts in thousands):
(a) All of partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $31,221; cash collateral of $35,377 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

24	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Resources Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—95.2%
Australia—3.0%
BHP Billiton Ltd.	11,700	$350
Rio Tinto Ltd.	2,244	187

		537

Brazil—0.9%
Companhia Vale do Rio Doce ADR	3,560	159

Canada—10.8%
Alcan, Inc.	1,930	158
Cameco Corp.	3,118	158
Canadian Natural Resources Ltd.	10,370	689
Suncor Energy, Inc.	6,898	622
Teck Cominco Ltd.	3,800	161
Uranium One, Inc. (a)	13,220	168

		1,956

Cayman Islands—1.5%
JA Solar Holdings Co., Ltd. ADR (a)	7,989	269

China—1.2%
Trina Solar Ltd. ADR (a)	4,100	211

Denmark—1.4%
Vestas Wind Systems A/S (a)	4,000	263

France—4.0%
Companie Generale de Geophysique S.A. (a)	1,650	412
EDF Energies Nouvelles S.A.	4,700	307

		719

Netherlands—2.0%
Core Laboratories NV (a)	3,660	372

Norway—1.9%
Prosafe ASA	21,600	345

United Kingdom—3.6%
Rio Tinto PLC	2,425	185
Vedanta Resources PLC	8,000	258
Xstrata PLC	3,540	211

		654

United States—64.9%
Air Products & Chemicals, Inc.	3,385	272
Alcoa, Inc.	3,990	162
Allegheny Technologies, Inc.	2,045	214
Arena Resources, Inc. (a)	6,180	359
Cameron International Corp. (a)	3,510	251
Carrizo Oil & Gas, Inc. (a)	4,450	185
Devon Energy Corp.	3,345	262
Diamond Offshore Drilling, Inc.	3,860	392
Ecolab, Inc.	6,055	259
ENSCO International, Inc.	2,370	145
EOG Resources, Inc.	4,440	324
Exxon Mobil Corp.	5,900	495
First Solar, Inc. (a)	3,049	272
Freeport-McMoRan Copper & Gold, Inc., Class B	3,190	264
Goodrich Petroleum Corp. (a)	8,350	289
Grant Prideco, Inc. (a)	4,750	256
Marathon Oil Corp.	7,420	445
Monsanto Co.	4,350	294
National-Oilwell Varco, Inc. (a)	7,705	803
Noble Corp.	4,705	459
Noble Energy, Inc.	2,500	156
Occidental Petroleum Corp.	12,120	701
Pride International, Inc. (a)	6,050	227
Schlumberger Ltd.	7,840	666
Smith International, Inc.	4,200	246
Southwestern Energy Co. (a)	12,500	556
Sunoco, Inc.	3,125	249
Sunpower Corp. (a)	4,500	284

	Shares	Value (000s)

Transocean, Inc. (a)	4,145	$439
Ultra Petroleum Corp. (a)	5,105	282
Valero Energy Corp.	3,125	231
Weatherford International Ltd. (a)	10,160	561
XTO Energy, Inc.	8,140	489
Zoltek Cos., Inc. (a)	6,900	287

		11,776

Total Common Stock (cost—$13,169)		17,261

	Principal Amount (000s)
Repurchase Agreement—5.6%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $1,011; collateralized by Fannie Mae 5.55%, due 7/10/28, valued at $1,035 including accrued interest (cost—$1,011)	$1,011	1,011

Total Investments (cost—$14,180) (b)—100.8%		18,272

Liabilities in excess of other assets—(0.8%)		(144)

Net Assets—100.0%		$18,128

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $2,518, representing 13.89% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	25

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—96.8%
Austria—1.1%
Sparkassen Immobilien AG (a)	153,365	$2,184
Warimpex Finanz und Beteiligungs AG	78,515	1,125

		3,309

Bermuda—1.5%
Central European Media Enterprises Ltd., Class A (a)	20,540	2,004
Fibrechem Tech Ltd.	2,972,000	2,661

		4,665

Brazil—0.4%
Metalfrio Solutions S.A. (a)	74,600	1,048

Canada—0.8%
WestJet Airlines Ltd. (a)	170,390	2,550

Cayman Islands—1.1%
EganaGoldpfeil Holdings Ltd.	3,938,305	3,444

Denmark—0.9%
SimCorp A/S	11,845	2,827

Estonia—3.0%
Baltika AS	242,940	2,572
Olympic Entertainment Group AS	540,824	4,372
Tallink Group Ltd. (a)	1,225,230	2,387

		9,331

Finland—1.7%
Outotec Oyj	51,555	2,829
Yit Corp.	72,515	2,276

		5,105

France—5.7%
Boursorama (a)	147,045	2,551
Companie Generale de Geophysique S.A. (a)	8,935	2,230
Kaufman & Broad S.A.	33,160	2,566
Neopost S.A.	16,790	2,457
Pierre & Vacances	13,020	1,983
SR Teleperformance	59,523	2,577
Wavecom S.A. (a)	93,841	3,306

		17,670

Germany—4.5%
Cenit AG Systemhaus (b)	112,565	1,813
D+S europe AG (a)	105,545	1,482
Douglas Holding AG (b)	35,000	2,281
Sixt AG (b)	42,680	2,620
Software AG	32,675	3,190
Technotrans AG	80,020	2,594

		13,980

Greece—1.5%
Forthnet S.A. (a)	147,260	1,954
JUMBO S.A.	77,155	2,668

		4,622

Ireland—1.7%
C&C Group PLC	196,945	2,646
CPL Resources PLC	273,850	2,659

		5,305

Italy—2.9%
Azimut Holding SpA	147,985	2,527
Mariella Burani SpA	70,560	2,458
Piaggio & Co. SpA	452,345	2,248
Tod’s SpA (b)	20,100	1,794

		9,027

	Shares	Value (000s)

Japan—8.7%
A&D Co., Ltd. (b)	74,570	$1,269
Air Water, Inc.	113,605	1,191
Ardepro Co., Ltd. (b)	4,681	1,459
Asahi Intecc Co., Ltd. (b)	69,910	1,422
Asahi Soft Drinks Co., Ltd.	81,565	1,206
Iwatani International Corp. (b)	641,675	1,831
Musashino Bank Ltd.	39,520	1,922
Nachi-Fujikoshi Corp. (b)	352,470	1,810
Nifco, Inc.	86,120	1,883
Nippon Seiki Co., Ltd.	107,780	2,407
Park24 Co., Ltd. (b)	80,105	804
Sankyu, Inc. (b)	359,265	1,757
Sasebo Heavy Industries Co., Ltd. (b)	342,760	1,736
Sumitomo Titanium Corp. (b)	16,605	1,550
Tokai Carbon Co., Ltd. (b)	313,630	2,934
Village Vanguard Co., Ltd. (b)	392	1,855

		27,036

Korea—0.4%
Dongbu Securities Co., Ltd.	70,010	1,294

Malaysia—2.0%
CB Industrial Product Holding Bhd	2,110,925	3,399
Malaysian Resources Corp. Bhd (a)	1,629,315	1,279
TA Enterprise Bhd	2,853,150	1,468

		6,146

Mexico—1.7%
Alsea S.A.B. de C.V.	1,285,580	2,261
Corp GEO S.A. de C.V. (a)	532,235	2,924

		5,185

Netherlands—3.1%
Core Laboratories NV (a)	12,683	1,290
Nutreco Holding NV	30,871	2,250
USG People NV (b)	62,045	2,911
Wavin NV	134,938	3,232

		9,683

Norway—1.3%
Acta Holding ASA	317,230	1,656
Prosafe ASA (b)	139,725	2,234

		3,890

Panama—0.7%
Copa Holdings S.A.	33,550	2,256

Portugal—1.4%
Teixeira Duarte—Engenharia Construcoes S.A.	773,470	4,232

Russia—1.5%
OAO Pharmacy Chain 36.6 (a)	31,365	2,862
Seventh Continent	70,855	1,875

		4,737

Singapore—0.9%
Cosco Corp. Singapore Ltd.	1,180,720	2,884

South Africa—0.6%
Truworths International Ltd.	356,850	1,836

South Korea—2.0%
MegaStudy Co., Ltd.	20,490	3,984
Meritz Fire & Marine Insurance Co., Ltd.	217,150	2,117

		6,101

Spain—0.7%
Bolsas y Mercados Espanoles	37,820	2,208

	Shares	Value (000s)

Sweden—0.8%
Nobia AB (b)	189,515	$2,360

Switzerland—6.8%
Bank Sarasin & Cie AG	549	2,335
Belimo Holding AG	1,573	1,688
Georg Fischer AG (a)	3,807	2,873
Gurit Holding AG	1,340	1,733
Jelmoli Holding AG	760	2,662
Lindt & Spruengli AG	80	2,371
St. Galler Kantonalbank (a)	4,935	2,446
Winterthur Technologie AG	30,060	1,956
Zehnder Group AG	1,197	2,908

		20,972

United Kingdom—5.2%
Aberdeen Asset Management PLC	426,335	1,668
Carillion PLC	359,705	2,899
Interserve PLC	274,355	2,610
Restaurant Group PLC	384,595	2,537
Southern Cross Healthcare Ltd.	219,270	2,483
Speedy Hire PLC	95,185	2,262
Wellstream Holdings PLC (a)	202,565	1,734

		16,193

United States—32.2%
Affiliated Managers Group, Inc. (a)(b)	27,620	3,556
AMN Healthcare Services, Inc. (a)	73,370	1,614
Anixter International, Inc. (a)(b)	26,840	2,019
Applebee’s International, Inc.	64,300	1,550
Arena Resources, Inc. (a)(b)	39,900	2,319
BE Aerospace, Inc. (a)	75,930	3,136
Central European Distribution Corp. (a)(b)	61,630	2,134
Children’s Place Retail Stores, Inc. (a)	29,780	1,538
CROCS, Inc. (a)(b)	118,520	5,100
Dobson Communications Corp. (a)(b)	162,270	1,803
Energy Conversion Devices, Inc. (a)(b)	20,990	647
FormFactor, Inc. (a)	54,820	2,100
Geo Group, Inc. (a)(b)	73,220	2,131
GFI Group, Inc. (a)(b)	27,010	1,958
GMX Resources, Inc. (a)(b)	30,180	1,044
Golden Telecom, Inc. (b)	34,760	1,912
Hansen Natural Corp. (a)(b)	50,430	2,167
Heico Corp.	52,230	1,836
Hibbett Sports, Inc. (a)	47,500	1,300
Iconix Brand Group, Inc. (a)(b)	100,650	2,236
Immucor, Inc. (a)(b)	41,650	1,165
Internap Network Services Corp. (a)(b)	68,520	988
inVentiv Health, Inc. (a)	37,280	1,365
Inverness Med Innovations, Inc. (a)(b)	59,880	3,055
Jones Lang LaSalle, Inc. (b)	18,300	2,077
Knoll, Inc.	102,200	2,289
Knot, Inc. (a)(b)	60,600	1,223
Life Time Fitness, Inc. (a)(b)	39,540	2,105
Live Nations, Inc. (a)	81,550	1,825
Men’s Wearhouse, Inc.	34,670	1,771
MICROS Systems, Inc. (a)(b)	38,930	2,118
NewStar Financial, Inc. (a)(b)	97,470	1,387
NexCen Brands, Inc. (a)	145,990	1,626
Nuance Communications, Inc. (a)(b)	111,520	1,866
NutriSystem, Inc. (a)(b)	29,070	2,030
Old Dominion Freight Line, Inc. (a)	66,930	2,018
OptionsXpress Holding, Inc. (b)	79,810	2,048

26	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

June 30, 2007

	Shares	Value (000s)

PrivateBancorp, Inc. (b)	39,080	$1,125
PSS World Medical, Inc. (a)(b)	68,710	1,252
Psychiatric Solutions, Inc. (a)(b)	61,630	2,235
Radiation Therapy Services, Inc. (a)(b)	44,780	1,179
Redwood Trust, Inc., REIT (b)	26,600	1,287
Ruth’s Chris Steak House (a)	75,190	1,277
Signature Bank & Trust (a)	53,920	1,839
Spartan Motors, Inc. (b)	44,955	765
Superior Energy Services (a)	48,790	1,948
Syntel, Inc.	55,880	1,698
Transaction Systems Architects, Inc. (a)	49,710	1,673
United Natural Foods, Inc. (a)(b)	46,530	1,237
Varian Semi-conductor Equipment Associates, Inc. (a)	65,325	2,617
Virginia Commerce Bancorp (a)(b)	76,270	1,290
Volcom, Inc. (a)(b)	47,860	2,399
World Fuel Services Corp.	35,950	1,512
Zumiez, Inc. (a)(b)	37,200	1,405

		99,794

Total Common Stock (cost—$234,308)		299,690

SHORT-TERM INVESTMENTS—30.8%
Collateral Invested for Securities on Loan (c)—27.0%
Allianz Dresdner Daily Asset Fund (d)	83,652,932	83,653

	Principal Amount (000s)
Repurchase Agreement—3.8%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $11,828; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $213 including accrued interest; and Fannie Mae, 5.05%, due 4/28/15, valued at $11,853 including accrued interest (cost—$11,823)	$11,823	11,823

Total Short Term Investments (cost—$95,476)		95,476

Total Investments (cost—$329,784) (e)—127.6%		395,166

Liabilities in excess of other assets—(27.6%)		(85,506)

Net Assets—100.0%		$309,660

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $80,654; cash collateral of $83,653 was received with which the Fund purchased short-term investments.

(c) Securities purchase with cash proceeds from securities on loan.

(d) Affiliated fund.

(e) Securities with an aggregate value of $177,732 representing 57.40% of net assets, have been fair-valued utilizing modeling tools provided by a third-party vendor.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	27

Schedule of Investments

RCM Healthcare Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.1%
Consumer Discretionary—2.8%
CVS Corp.	68,500	$2,497

Healthcare—89.8%
Abbott Laboratories (a)	90,950	4,870
Alexion Pharmaceuticals, Inc. (b)(c)	21,130	952
Allergan, Inc.	31,900	1,839
Amylin Pharmaceuticals, Inc. (a)(b)	18,695	769
Applera Corp.—Celera Genomics Group (b)	19,290	239
BioMimetic Therapeutics, Inc. (b)(c)	36,145	565
Cardinal Health, Inc.	85,000	6,004
Celgene Corp. (b)	26,635	1,527
Cephalon, Inc. (b)(c)	11,890	956
Community Health Systems, Inc. (b)	81,045	3,278
Covance, Inc. (b)	23,355	1,601
Coventry Health Care, Inc. (b)	23,705	1,367
Cytyc Corp. (b)	22,265	960
Eli Lilly & Co.	46,320	2,588
Endo Pharmaceuticals Holdings, Inc. (b)	26,805	917
Express Scripts, Inc. (b)	47,460	2,373
Gen-Probe, Inc. (b)	13,800	834
Genzyme Corp. (b)	31,365	2,020
Gilead Sciences, Inc. (b)	51,920	2,013
Hologic, Inc. (b)(c)	17,420	963
Human Genome Sciences, Inc. (b)(c)	21,500	192
Kyphon, Inc. (b)(c)	31,720	1,527
Medco Health Solutions, Inc. (b)	37,010	2,886
Medtronic, Inc. (a)	89,540	4,644
Merck & Co., Inc.	112,200	5,588
Nobel Biocare Holding AG	2,270	741
Northstar Neuroscience, Inc. (b)(c)	29,230	340
NuVasive, Inc. (b)	23,145	625
Pharmaceutical Product Development, Inc.	40,105	1,535
Schering-Plough Corp.	156,600	4,767
Shire Pharmaceuticals Group PLC ADR (c)	30,940	2,294
St. Jude Medical, Inc. (b)	24,825	1,030
Stryker Corp. (c)	42,155	2,660
Teva Pharmaceutical Industries Ltd. ADR	21,670	894
Theravance, Inc. (b)	38,035	1,217
United Therapeutics Corp. (b)(c)	57,100	3,641
WellPoint, Inc. (b)	29,800	2,379
Wyeth (a)	58,965	3,381
Xtent, Inc. (b)(c)	50,273	503
Zimmer Holdings, Inc. (b)	30,730	2,609

		80,088

Technology—4.5%
Thermo Fisher Scientific, Inc. (b)(c)	77,045	3,985

Total Common Stock (cost—$82,040)		86,570

SHORT-TERM INVESTMENTS—16.9%
Collateral Invested for Securities on Loan (d)—14.0%
Allianz Dresdner Daily
Asset Fund (e)	11,520,881	11,521

	Principal Amount (000s)	Value (000s)

Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (f)	$1,000	$1,000

		12,521

Repurchase Agreement—2.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $2,566; collateralized by Federal Home Loan Bank, 5.857%, due 3/2/17, valued at $2,618 including accrued interest (cost—$2,565)	2,565	2,565

Total Short-Term Investments (cost—$15,086)		15,086

OPTIONS PURCHASED (b)—0.7%
	Contracts
Call Options—0.3%
Genetech, Inc. (CBOE)
strike price $70, expires 7/21/07	304	186
Medtronic, Inc. (CBOE)
strike price $50, expires 7/21/07	316	77

		263

Put Options—0.4%
Amylin Pharmaceuticals, Inc. (CBOE)
strike price $35, expires 1/19/08	186	49
Medtronic, Inc. (CBOE)
strike price $50, expires 7/21/07	1,525	91
strike price $52.50, expires 7/21/07	897	157
United Therapeutics Corp. (CBOE)
strike price $60, expires 8/18/07	571	49

		346

Total Options Purchased (cost—$597)		609

Total Investments before options written (cost—$97,723)—114.7%		102,265

OPTIONS WRITTEN (b)—(0.0)%
Call Options—(0.0)%
Amylin Pharmaceuticals, Inc. strike price $60, expires 1/19/08 (premiums received—$18)	186	(21)

Total Investments net of options written (cost—$97,705) (g)—114.7%		102,244

Other liabilities in excess of other assets—(14.7%)		(13,074)

Net Assets—100.0%		$89,170

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $12,185; cash collateral of $12,519 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these are not considered to be illiquid.

(g) Securities with an aggregate value of $741, representing 0.83% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

28	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM International Growth Equity Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.1%
Australia—2.1%
Brambles Ltd. (a)	83,325	$859
Westpac Capital Corp.	50,000	1,086

		1,945

Canada—0.8%
Canadian Natural Resources Ltd.	10,700	711

Finland—0.9%
Outotec Oyj	14,700	807

France—11.8%
Accor S.A.	9,425	833
Arkema (a)	555	36
Companie Generale de Geophysique S.A. (a)	4,194	1,047
Groupe Danone	16,500	1,333
Ipsen	26,500	1,360
L’Oreal S.A.	11,500	1,359
Pinault-Printemps-Redoute S.A.	7,370	1,285
Schneider Electric S.A.	8,202	1,149
Total S.A.	18,500	1,500
Vinci S.A.	14,800	1,105

		11,007

Germany—11.3%
BAYER AG	22,594	1,711
Commerzbank AG	24,000	1,153
Continental AG	8,000	1,129
Hypo Real Estate Holding AG	16,500	1,070
Merck KGaA (b)	9,500	1,309
SAP AG	33,604	1,728
Siemens AG	16,500	2,374

		10,474

Greece—1.0%
National Bank of Greece S.A.	16,800	957

Hong Kong—3.3%
Cheung Kong Ltd.	72,000	945
CNOOC Ltd.	950,000	1,079
Li & Fung Ltd.	285,800	1,032

		3,056

Italy—3.3%
Banca Popolare di Verona e
Novara S.c.r.l. (b)	40,000	1,150
Unicredito Italiano SpA	214,675	1,917

		3,067

Japan—20.6%
Asahi Glass Co., Ltd.	63,000	849
Canon, Inc.	19,300	1,132
East Japan Railway Co.	155	1,194
Fanuc Ltd.	10,800	1,115
Ibiden Co., Ltd.	15,400	994
Joyo Bank Ltd.	168,000	1,044
Kuraray Co., Ltd.	71,000	832
Mitsubishi Tokyo Financial Group, Inc.	111	1,223
Mitsui Fudosan Co., Ltd.	37,000	1,037
Nintendo Co., Ltd.	5,000	1,824
Nissan Motor Co., Ltd.	131,700	1,410
NTT Data Corp.	234	1,110
Resona Holdings, Inc. (b)	340	812
Sharp Corp.	44,000	834
SMC Corp.	4,600	612
Sumitomo Mitsui Financial Group, Inc.	149	1,389
T&D Holdings, Inc.	12,500	844
Takeda Pharmaceutical Co., Ltd.	15,100	976

		19,231

	Shares	Value (000s)
Jersey, Channel Islands—1.1%
Experian Group Ltd.	85,000	$1,070

Netherlands—5.4%
ABN AMRO Holding NV	16,100	738
ING Groep NV	24,802	1,092
Koninklijke (Royal) KPN NV	81,407	1,350
Royal Numico NV	35,850	1,863

		5,043

Norway—1.9%
Statoil ASA	57,950	1,798

Singapore—1.0%
SembCorp Industries Ltd.	248,520	926

South Korea—1.2%
Samsung Electronics Co., Ltd.	1,730	1,058

Sweden—3.9%
Atlas Copco AB	58,600	976
Hennes & Mauritz AB, Ser. B	20,300	1,200
Telefonaktiebolaget LM Ericsson, Class B	374,500	1,494

		3,670

Switzerland—12.0%
ABB Ltd.	81,000	1,826
Credit Suisse Group	21,693	1,540
Holcim Ltd.	10,600	1,145
Lonza Group AG	10,700	982
Novartis AG	37,400	2,100
Roche Holdings AG	13,130	2,326
Zurich Financial Services AG	4,000	1,236

		11,155

United Kingdom—16.5%
Barclays PLC	92,092	1,281
BHP Billiton PLC	114,450	3,179
Diageo PLC	54,012	1,123
Prudential PLC	116,000	1,651
Reckitt Benckiser PLC	27,125	1,485
Serco Group PLC	96,600	871
Shire PLC	41,074	1,014
Smith & Nephew PLC	80,000	991
Vodafone Group PLC	433,097	1,451
Xstrata PLC	39,605	2,358

		15,404

Total Common Stock (cost—$70,469)		91,379

PREFERRED STOCK—1.9%
Germany—1.9%
Henkel KGaA (cost—$1,561)	32,640	1,723

	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—3.2%
Canadian Imperial Bank, 5.313% due 7/2/07 (cost—$3,027)	$3,027	3,027

Total Investments (cost—$75,057) (d)—103.2%		96,129

Liabilities in excess of other assets—(3.2%)		(2,937)

Net Assets—100.0%		$93,192

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $2,911; cash collateral of $3,007 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Securities with an aggregate value of $92,391, representing 99.14% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	29

Schedule of Investments

RCM Technology Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—83.6%
Capital Goods—2.3%
ABB Ltd.	1,248,000	$28,140

Chemicals—3.1%
Monsanto Co. (b)	298,290	20,146
Wacker Chemie AG	73,600	17,335

		37,481

Communications—2.4%
Focus Media Holding Ltd. ADR (c)(d)	566,355	28,601

Consumer Discretionary—5.7%
GameStop Corp., Class A (c)	135,395	5,294
Nintendo Co., Ltd.	174,298	63,591

		68,885

Consumer Staples—1.3%
Orkla ASA (d)	824,000	15,536

Energy—8.2%
Cameron International Corp. (c)(d)	140,985	10,076
First Solar, Inc. (c)(d)	223,495	19,956
National-Oilwell Varco, Inc. (c)	61,000	6,359
Q-Cells AG (c)	142,000	12,249
Renewable Energy Corp. AS (c)(d)	507,000	19,635
Schlumberger Ltd.	78,990	6,709
Sunpower Corp. (c)(d)	289,960	18,282
Suntech Power Holdings Co., Ltd. ADR (c)(d)	162,450	5,925

		99,191

Technology—51.0%
Activision, Inc. (b)(c)	981,220	18,319
Analog Devices, Inc. (b)	167,120	6,290
Apple, Inc. (b)(c)	217,175	26,504
Autodesk, Inc. (b)(c)	531,800	25,037
Baidu.com ADR (c)(d)	122,800	20,628
Cerner Corp. (b)(c)(d)	460,270	25,531
Chartered Semi-conductor Manufacturing Ltd. (c)(d)	26,622,134	23,415
Comverse Technology, Inc. (b)(c)	593,940	12,384
Corning, Inc. (c)	743,020	18,984
Ctrip.com International Ltd. ADR	238,515	18,754
Dolby Laboratories, Inc. (c)	311,045	11,014
EMC Corp. (b)(c)	1,092,030	19,766
Energy Conversion Devices, Inc. (c)(d)	1,000	31
FormFactor, Inc. (c)	1,000	38
Foundry Networks, Inc. (b)(c)	1,683,115	28,041
Google, Inc., Class A (b)(c)	61,065	31,960
Infineon Technologies AG (c)	1,508,350	25,053
Intel Corp. (b)	2,112,525	50,194
International Rectifier Corp. (c)	1,000	37
Juniper Networks, Inc. (c)(d)	616,670	15,522
Maxim Integrated Products, Inc.	75,835	2,534
McAfee, Inc. (b)(c)	662,560	23,322
MEMC Electronic Materials, Inc. (b)(c)	146,645	8,963
National Semiconductor Corp. (d)	433,480	12,255
Network Appliance, Inc. (c)	1,000	29
NVIDIA Corp. (b)(c)	1,098,835	45,393

	Shares	Value (000s)

ON Semi-conductor Corp. (c)(d)	1,444,325	$15,483
QUALCOMM, Inc. (b)	82,250	3,569
Red Hat, Inc. (c)(d)	1,000	22
Research In Motion Ltd. (c)	72,995	14,516
Riverbed Technology, Inc. (c)(d)	420,135	18,410
Salesforce.com, Inc. (c)(d)	512,682	21,974
SanDisk Corp. (c)(d)	301,295	14,745
SINA Corp. (c)	155,000	6,488
Telefonaktiebolaget LM Ericsson ADR	1,000	40
Tencent Holdings Ltd.	7,454,960	29,921
Texas Instruments, Inc.	72,295	2,721
THQ, Inc. (c)(d)	545,000	16,633
Varian Semi-conductor Equipment Associates., Inc. (c)	1,500	60

		614,580

Telecommunications—9.6%
Alcatel S.A. (d)	1,163,000	16,268
Amdocs Ltd. (c)	1,000	40
Bharti Airtel Ltd. (c)	740,195	15,206
Cisco Systems, Inc. (b)(c)	227,505	6,336
Level 3 Communications, Inc. (c)(d)	1,067,043	6,242
NII Holdings, Inc., Class B (b)(c)	668,520	53,976
Nokia Corp. ADR	429,675	12,076
Telekomunikasi Indonesia Tbk PT ADR	111,488	4,805

		114,949

Total Common Stock (cost—$753,366)		1,007,363

WARRANTS—3.7%
	Units
Financial Services—3.7%
Macquarie Bank Ltd., Expires 4/9/12	322,800	5,034
Merrill Lynch-Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (c)	4,499,340	39,029

Total Warrants (cost—$32,932)		44,063

SHORT-TERM INVESTMENTS—28.9%
	Shares
Collateral Invested for Securities on Loan (e)—17.0%
Allianz Dresdner Daily Asset Fund (f)	181,432,635	181,433

	Principal Amount (000s)
Bayerische Landesbank,
5.38% due 2/24/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (a)	16,000	16,000
Morgan Stanley,
5.41% due 3/3/08, FRN	5,000	5,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (a)	2,000	2,000

		205,433

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—11.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $143,231; collateralized by Fannie Mae 5.80%, due 2/9/26, valued at $146,041 including accrued interest (cost—$143,173)	$143,173	$143,173

Total Short-Term Investments (cost—$348,606)		348,606

OPTIONS PURCHASED (c)—5.7%
	Contracts
Call Options—5.3%
Apple, Inc. (OTC)
strike price $95, expires 3/20/08	4,081	14,026
Autodesk, Inc. (CBOE)
strike price $40, expires 1/19/08	1,750	1,654
Cisco Systems, Inc. (CBOE)
strike price $17.50, expires 1/19/08	3,374	3,627
Corning, Inc. (CBOE)
strike price $22.50, expires 8/18/07	6,768	2,301
EMC Corp. (CBOE)
strike price $19, expires 10/20/07	2,752	220
strike price $20, expires 1/19/08	10,656	906
Focus Media Holding Ltd. (CBOE)
strike price $50, expires 1/19/08	2,278	1,754
Google, Inc. (CBOE)
strike price $490, expires 1/19/08	631	4,228
strike price $520, expires 12/22/07	153	701
strike price $520, expires 1/17/09	270	2,568
Intel Corp. (CBOE)
strike price $25, expires 1/19/08	8,608	1,317
Level 3 Communications, Inc. (CBOE)
strike price $7.50, expires 1/17/09	43,247	3,892
Microsoft Corp. (CBOE)
strike price $22.50, expires 1/19/08	8,976	6,822
strike price $30, expires 1/17/09	100	37
Network Appliance, Inc. (CBOE)
strike price $35, expires 1/17/09	4,318	1,598
NVIDIA Corp. (CBOE)
strike price $35, expires 1/19/08	5,191	4,983
strike price $50, expires 1/17/09	1,349	809
QUALCOMM, Inc. (CBOE)
strike price $40, expires 1/19/08	5,692	3,757
Red Hat, Inc. (CBOE)
strike price $25, expires 12/22/07	3,656	475
strike price $25, expires 1/19/08	6,866	1,047

30	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

RCM Technology Fund

June 30, 2007

	Contracts	Value (000s)
Salesforce.com, Inc. (CBOE)
strike price $45, expires 1/19/08	2,581	$1,239
SanDisk Corp. (CBOE)
strike price $47.50, expires 1/19/08	2,947	2,063
strike price $50, expires 1/17/09	2,749	2,749
Suntech Power Holdings Co., Ltd. (CBOE)
strike price $40, expires 12/22/07	2,608	782

		63,555

Put Options—0.4%
Apple, Inc. (CBOE)
strike price $125, expires 1/19/08	3,741	5,312
Autodesk, Inc. (CBOE)
strike price $45, expires 10/20/07	1,340	251

		5,563

Total Options Purchased (cost—$44,288)		69,118

Total Investments before options written and securities sold short (cost—$1,179,192) (g)—121.9%		1,469,150

OPTIONS WRITTEN (c)—(3.2%)
Call Options—(1.1%)
Apple, Inc. (CBOE) strike price $95, expires 7/21/07	167	(457)
strike price $150, expires 1/19/08	3,741	(2,357)
Autodesk, Inc. (CBOE) strike price $50, expires 10/20/07	1,340	(275)
Cameron International Corp. (CBOE) strike price $75, expires 1/19/08	1,409	(789)
Cerner Corp. (CBOE) strike price $60, expires 9/22/07	2,301	(357)
Cisco Systems, Inc. (CBOE) strike price $27.50, expires 10/20/07	4,461	(847)
strike price $30, expires 7/21/07	7,728	(77)
Ctrip.com (CBOE) strike price $60, expires 9/22/07	2,439	(4,854)
Electronic Arts, Inc. (CBOE) strike price $65, expires 1/19/08	3,285	(140)
First Solar, Inc. (CBOE) strike price $95, expires 12/22/07	1,122	(1,167)
Microsoft Corp. (CBOE) strike price $30, expires 1/19/08	6,730	(1,144)
National-Oilwell Varco, Inc. (CBOE) strike price $105, expires 2/16/08	610	(848)
Schlumberger Ltd. (CBOE) strike price $90, expires 11/17/07	789	(379)

		(13,691)

	Contracts	Value (000s)
Put Options—(2.1%)
Advanced Micro Devices, Inc. (CBOE) strike price $12, expires 10/20/07	7,506	$(338)
Amdocs Ltd. (CBOE) strike price $35, expires 1/19/08	4,167	(542)
Apple, Inc. (CBOE) strike price $80, expires 1/19/08	779	(74)
strike price $100, expires 1/19/08	1,154	(462)
strike price $110, expires 1/19/08	2,587	(1,837)
Apple, Inc. (OTC) strike price $75, expires 3/20/08	3,078	(274)
Autodesk, Inc. (CBOE) strike price $35, expires 1/19/08	3,760	(188)
strike price $37.50, expires 10/20/07	2,343	(82)
Cisco Systems, Inc. (CBOE) strike price $23.75, expires 1/17/09	10,530	(1,662)
strike price $25, expires 1/19/08	4,690	(446)
Comverse Technology, Inc. (CBOE) strike price $20, expires 7/21/07	6,197	(140)
Corning, Inc. (CBOE) strike price $20, expires 8/18/07	6,768	(34)
EMC Corp. (CBOE) strike price $17.50, expires 1/19/08	10,656	(1,066)
Energy Conversion Devices, Inc. (CBOE) strike price $30, expires 9/22/07	4,594	(1,263)
Ericsson, Inc. (CBOE) strike price $32.50, expires 10/20/07	2,151	(65)
strike price $35, expires 7/21/07	4,500	(22)
Focus Media Holding Ltd. (CBOE) strike price $35, expires 1/19/08	2,278	(228)
strike price $37.50, expires 10/20/07	3,818	(267)
Google, Inc. (CBOE) strike price $430, expires 1/19/08	460	(377)
strike price $450, expires 1/19/08	171	(204)
strike price $450, expires 1/17/09	270	(837)
strike price $490, expires 12/22/07	153	(309)
Hewlett-Packard Co. (CBOE) strike price $37.50, expires 11/17/07	4,708	(188)
Intel Corp. (CBOE) strike price $17.50, expires 1/19/08	10,028	(171)
strike price $20, expires 1/19/08	8,608	(387)
Level 3 Communications, Inc. (CBOE) strike price $5, expires 1/17/09	43,247	(2,811)

	Contracts	Value (000s)
Microsoft Corp. (CBOE) strike price $27.50, expires 1/19/08	10,873	$(979)
strike price $27.50, expires 1/17/09	4,389	(873)
Network Appliance, Inc. (CBOE) strike price $30, expires 1/17/09	4,318	(1,943)
NVIDIA Corp. (CBOE) strike price $27.50, expires 1/19/08	5,191	(389)
strike price $40, expires 1/17/09	1,349	(809)
Qimonda (CBOE) strike price $14, expires 9/21/07	5,000	(211)
Qlogic Corp. (CBOE) strike price $15, expires 10/20/07	5,882	(250)
QUALCOMM, Inc. (CBOE) strike price $35, expires 1/19/08	5,692	(512)
strike price $35, expires 7/21/07	3,430	(17)
Red Hat, Inc. (CBOE) strike price $20, expires 12/22/07	3,656	(402)
strike price $20, expires 1/19/08	13,166	(1,685)
SAIC, Inc. (CBOE) strike price $15, expires 11/17/07	4,718	(106)
strike price $17.50, expires 1/19/08	2,277	(245)
Salesforce.com, Inc. (CBOE) strike price $37.50, expires 1/18/08	2,581	(685)
SanDisk Corp. (CBOE) strike price $40, expires 1/19/08	2,947	(442)
strike price $40, expires 1/17/09	2,749	(1,017)
Suntech Power Holdings Co., Ltd. (CBOE) strike price $30, expires 12/22/07	2,608	(378)
Telefonaktiebolaget LM Ericsson (CBOE)
strike price $35, expires 10/20/07	4,412	(287)

		(25,504)

Total Options Written (premiums received—$51,367)		(39,195)

SECURITIES SOLD SHORT—(11.1%)
	Shares
Exchange Traded Funds—(5.6%)
iShares Russell 2000 Index Fund	211,730	(17,565)
Powershares QQQ Trust	851,200	(40,492)
Semi-conductor HOLDRs Trust	255,900	(9,737)

		(67,794)

Technology—(5.5%)
Advanced Micro Devices, Inc. (c)	1,086,435	(15,536)
Applied Materials, Inc.	377,000	(7,491)
Hynix Semi-conductor, Inc. GDR (a)(c)	120,650	(4,397)
Infosys Technologies Ltd. ADR	110,000	(5,542)
Lam Research Corp. (c)	192,705	(9,905)
Micron Technology, Inc. (c)	244,165	(3,059)

06.30.07	Allianz Funds Annual Report	31

Schedule of Investments (cont.)

RCM Technology Fund

June 30, 2007

	Shares	Value (000s)
Novellus Systems, Inc. (c)	352,130	$(9,990)
Tokyo Electron Ltd.	130,310	(9,587)

		(65,507)

Total Securities Sold Short (proceeds—$127,743)		(133,301)

Total Investments net of options written and securities sold short (cost—$1,000,082)—107.6%		1,296,654

Other liabilities in excess of other assets—(7.6%)		(91,412)

Net Assets—100.0%		$1,205,242

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) All or partial amount segregated as collateral for transactions in options written.

(c) Non-income producing.

(d) All or portion of securities on loan with an aggregate market value of $199,025; cash collateral of $205,390 was received with which the Fund purchased short-term investments.

(e) Securities purchased with cash proceeds from securities on loan.

(f) Affiliated fund.

(g) Securities with an aggregate value of $256,762, representing 21.30% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
GDR—Global Depositary Receipt
OTC—Over the Counter

32	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	33

Statements of Assets and Liabilities

June 30, 2007
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund

Assets:
Investments, at value	$88,936	$49,371	$731,102
Investment in Affiliates, at value	0	0	57,532
Repurchase agreement, at value	0	0	0
Cash	208	1	0
Foreign currency, at value	408	125	1,703
Securities lending interest receivable (net)	0	0	59
Receivable for investments sold	597	163	74,186
Receivable for Fund shares sold	1,570	57	3,079
Dividends and interest receivable (net of foreign taxes)	48	38	1,105
Manager reimbursement receivable	174	0	0
	91,941	49,755	868,766

Liabilities:
Payable for investments purchased	7,318	184	69,568
Payable for securities sold short	0	0	0
Overdraft due to custodian	0	0	0
Options written, at value	0	0	0
Payable for Fund shares redeemed	92	41	1,936
Payable for collateral for securities on loan	0	0	57,532
Dividends payable	0	0	0
Investment advisory fees payable	54	28	363
Administration fees payable	29	20	342
Distribution fees payable	2	21	122
Servicing fees payable	4	10	124
Payable for organization expense	173	0	0
Payable to securities lending agent	0	0	0
Other liabilities	0	0	0
	7,672	304	129,987
Net Assets	$84,269	$49,451	$738,779

Net Assets Consist of:
Paid-in-capital	$67,441	$39,351	$595,957
Undistributed (dividends in excess of ) net investment income	(68)	(12)	6,568
Accumulated net realized gain (loss)	(7,497)	3,938	64,034
Net unrealized appreciation on investments, options written and foreign currency transactions	24,393	6,174	72,220
	$84,269	$49,451	$738,779

Net Assets:
Class D	$3,669	$1,460	$29,959
Other Classes	$80,600	$47,991	$708,820

Shares Issued and Outstanding:
Class D	120	71	1,150
Other Classes	2,641	2,390	27,229

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class D	$30.47	$20.67	$26.05

Cost of Investments	$64,531	$43,197	$658,895
Cost of Investments in Affiliates	$0	$0	$57,532
Cost of Repurchase Agreement	$0	$0	$0
Cost of Foreign Currency	$405	$125	$1,696
Premiums Received for Options Written	$0	$0	$0
Proceeds on Securities Sold Short	$0	$0	$0

34	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$430,502	$475,189	$120,444	$18,272	$311,513	$90,744	$96,129	$1,144,544
76,530	141,489	32,385	0	83,653	11,521	0	181,433
0	54,826	0	0	0	0	0	143,173
1	1	0	1	1	1,425	0	1
0	0	0	0	0	0	0	1,302
33	39	3	0	40	2	3	110
6,704	2,106	2,032	0	1,610	254	970	255,246
2,251	6,632	43	99	1,296	7	74	6,192
660	1,337	22	11	507	45	258	195
0	0	0	0	0	0	0	0
516,681	681,619	154,929	18,383	398,620	103,998	97,434	1,732,196

117	33,081	3,765	222	3,990	2,021	484	145,391
0	0	0	0	0	0	0	133,301
2,423	0	0	0	384	0	484	0
0	0	42	0	0	21	0	39,195
782	746	511	12	439	146	110	1,828
76,530	141,489	35,385	0	83,653	12,521	3,027	205,433
0	0	0	0	0	0	0	199
314	214	84	10	249	56	38	874
202	210	39	6	121	37	45	390
91	90	6	3	69	7	37	152
76	83	25	2	55	19	17	170
0	0	0	0	0	0	0	0
0	2,106	0	0	0	0	0	0
159	0	0	0	0	0	0	21
80,694	178,019	39,857	255	88,960	14,828	4,242	526,954
$435,987	$503,600	$115,072	$18,128	$309,660	$89,170	$93,192	$1,205,242

$323,865	$420,257	$459,331	$13,689	$227,309	$98,880	$180,761	$1,071,101
(726)	606	0	(2)	(82)	0	544	8
16,030	15,369	(357,756)	349	17,056	(14,249)	(109,191)	(162,280)
96,818	67,368	13,497	4,092	65,377	4,539	21,078	296,413
$435,987	$503,600	$115,072	$18,128	$309,660	$89,170	$93,192	$1,205,242

$96,389	$14,043	$95,565	$837	$63,232	$65,554	$1,744	$219,831
$339,598	$489,557	$19,507	$17,291	$246,428	$23,616	$91,448	$985,411

5,439	529	3,844	43	1,818	2,752	113	4,900
19,381	18,493	801	882	7,185	1,012	5,994	21,824

$17.72	$26.55	$24.86	$19.59	$34.78	$23.82	$15.48	$44.86

$333,574	$407,822	$106,943	$14,180	$246,131	$86,202	$75,057	$854,586
$76,530	$141,489	$32,385	$0	$83,653	$11,521	$0	$181,433
$0	$54,826	$0	$0	$0	$0	$0	$143,173
$(2,401)	$0	$0	$0	$(382)	$0	$(286)	$1,302
$0	$0	$38	$0	$0	$18	$0	$51,367
$0	$0	$0	$0	$0	$0	$0	$127,743

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	35

Statements of Operations

Year Ended June 30, 2007
Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund

Investment Income:
Interest	$62	$44	$639
Dividends, net of foreign withholding taxes	622	593	14,881
Securities lending income (net)	0	0	473
Miscellaneous income	18	0	0
Total Income	702	637	15,993

Expenses:
Investment advisory fees	403	299	3,369
Administration fees	216	213	3,154
Servicing fees — Class D	1	3	45
Distribution and/or servicing fees — Other Classes	18	323	2,086
Dividends on securities sold short	0	0	0
Trustees’ fees	4	3	40
Interest expense	7	0	174
Shareholder communications expense	0	2	25
Organization expense	173	0	0
Miscellaneous expense	91	0	0
Total Expenses	913	843	8,893
Reimbursement by Adviser	(174)	0	0
Net Expenses	739	843	8,893
Net Investment Income (Loss)	(37)	(206)	7,100

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,761	4,445	71,147
Options written	0	0	0
Securities sold short	0	0	0
Foreign currency transactions	(94)	(21)	(462)
Net change in unrealized appreciation/depreciation of:
Investments	16,423	5,074	46,128
Options written	0	0	0
Securities sold short	0	0	0
Foreign currency transactions	(12)	(1)	168
Net Realized and Change in Unrealized Gain	22,078	9,497	116,981
Net Increase in Net Assets Resulting from Investment Operations	$22,041	$9,291	$124,081

36	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund	NFJ International Value Fund	RCM Biotechnology Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Healthcare Fund	RCM International Growth Equity Fund	RCM Technology Fund

$315	$660	$243	$24	$301	$157	$18	$2,971
4,112	7,096	92	91	2,646	1,008	1,844	4,938
378	340	46	0	413	16	52	991
30	2	4	0	0	0	0	34
4,835	8,098	385	115	3,360	1,181	1,914	8,934

2,819	1,361	1,308	81	2,398	792	421	10,811
1,815	1,344	596	49	1,159	510	494	4,830
130	16	314	1	92	186	4	576
1,443	1,099	150	30	1,162	172	607	3,655
0	0	0	0	0	0	0	328
23	15	11	1	17	7	6	89
0	0	0	0	1	1	8	170
13	9	7	0	10	4	4	55
0	0	0	0	0	0	0	0
0	0	0	1	0	0	4	0
6,243	3,844	2,386	163	4,839	1,672	1,548	20,514
0	0	0	0	0	0	0	0
6,243	3,844	2,386	163	4,839	1,672	1,548	20,514
(1,408)	4,254	(2,001)	(48)	(1,479)	(491)	366	(11,580)

22,763	15,909	(147)	398	20,643	7,421	6,840	171,207
0	0	303	0	0	(299)	0	(2,969)
0	0	0	0	0	(172)	0	(23,973)
(393)	1	0	(2)	(143)	12	(13)	(135)

78,061	65,733	13,537	2,954	32,438	5,653	9,676	127,274
0	0	(236)	0	0	(155)	0	12,390
0	0	0	0	0	(23)	0	(5,811)
42	1	0	0	(9)	(3)	4	(139)
100,473	81,644	13,457	3,350	52,929	12,434	16,507	277,844
$99,065	$85,898	$11,456	$3,302	$51,450	$11,943	$16,873	$266,264

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	37

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund			NACM Global Fund		NACM International Fund

	Year Ended June 30, 2007	Period from April 1, 2006 to June 30, 2006	Year ended March 31, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(37)	$140	$506	$(206)	$(83)	$7,100	$2,783
Net realized gain on investments, options written, securities sold short and foreign currency transactions	5,667	1,125	8,723	4,424	2,316	70,685	17,963
Payments from Affiliates**	0	0	0	0	0	0	0
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	16,411	(3,599)	4,141	5,073	429	46,296	24,389
Net increase (decrease) resulting from investment operations	22,041	(2,334)	13,370	9,291	2,662	124,081	45,135

Dividends and Distributions to Shareholders from:
Net investment income
Class D	0	0	0	0	0	(90)	(6)
Other Classes	(36)	0	(394)	0	0	(2,009)	(962)
Class II—(Liquidated)	(28)	0	0	0	0	0	0
Net realized capital gains
Class D	0	0	0	(48)	(11)	(653)	(17)
Other Classes	(507)	0	0	(2,249)	(857)	(21,682)	(3,431)
Class II—(Liquidated)	(327)	0	0	0	0	0	0
Total Dividends and Distributions to Shareholders	(898)	0	(394)	(2,297)	(868)	(24,434)	(4,416)

Fund Share Transactions:
Shares sold
Class D	3,789	0	0	1,045	768	27,606	4,253
Other Classes	48,193	3,914	20,421	14,594	26,751	385,135	292,085
Class II—(Liquidated)	7	0	0	0	0	0	0
Issued in reinvestment of dividends and distributions
Class D	0	0	0	48	10	707	24
Other Classes	543	0	335	1,837	683	19,355	3,876
Class II—(Liquidated)	354	0	0	0	0	0	0
Cost of shares redeemed
Class D	(216)	0	0	(470)	(215)	(5,310)	(742)
Other Classes	(10,411)	(1,625)	(33,755)	(10,608)	(7,640)	(148,994)	(50,115)
Class II—(Liquidated)	(14,699)	0	0	0	0	0	0
Net increase (decrease) from Fund share transactions	27,560	2,289	(12,999)	6,446	20,357	278,499	249,381
Fund Redemption Fees	5	0	0	0	4	27	29
Total Increase (Decrease) in Net Assets	48,708	(45)	(23)	13,440	22,155	378,173	290,129

Net Assets:
Beginning of year	35,561	35,606	35,629	36,011	13,856	360,606	70,477
End of year*	$84,269	$35,561	$35,606	$49,451	$36,011	$738,779	$360,606
* Including undistributed (dividends in excess of) net investment income of:	$(68)	$64	$(20)	$(12)	$(37)	$6,568	$1,865
**	See Note 10

38	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund		NFJ International Value Fund		RCM Biotechnology Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

$(1,408)	$(373)	$4,254	$1,017	$(2,001)	$(3,387)	$(48)	$3	$(1,479)	$(1,214)

22,370	19,216	15,910	2,451	156	7,355	396	1,091	20,500	5,233
0	9	0	0	0	2	0	0	0	14

78,103	14,105	65,734	1,171	13,301	(9,915)	2,954	562	32,429	19,173

99,065	32,957	85,898	4,639	11,456	(5,945)	3,302	1,656	51,450	23,206

0	(51)	(128)	(23)	0	0	(1)	0	0	0
0	(327)	(3,890)	(682)	0	0	(6)	0	0	0
0	0	0	0	0	0	0	0	0	0

(3,056)	(322)	(68)	(2)	0	0	(32)	0	0	0
(17,218)	(3,881)	(2,381)	(226)	0	0	(831)	(737)	0	0
0	0	0	0	0	0	0	0	0	0
(20,274)	(4,581)	(6,467)	(933)	0	0	(870)	(737)	0	0

80,885	32,324	9,340	3,756	2,503	11,928	563	233	42,455	24,648
110,738	190,805	340,403	106,752	6,006	13,127	8,985	3,435	73,094	124,574
0	0	0	0	0	0	0	0	0	0

2,990	346	192	25	0	0	26	0	0	0
11,027	3,022	4,746	716	0	0	825	737	0	0
0	0	0	0	0	0	0	0	0	0

(22,959)	(17,500)	(995)	(351)	(63,784)	(91,244)	(85)	0	(17,861)	(7,520)
(65,489)	(53,133)	(35,875)	(12,179)	(14,116)	(16,421)	(2,843)	(1,138)	(54,743)	(40,293)
0	0	0	0	0	0	0	0	0	0
117,192	155,864	317,811	98,719	(69,391)	(82,610)	7,471	3,267	42,945	101,409
42	69	38	14	1	16	3	0	17	60
196,025	184,309	397,280	102,439	(57,934)	(88,539)	9,906	4,186	94,412	124,675

239,962	55,653	106,320	3,881	173,006	261,545	8,222	4,036	215,248	90,573
$435,987	$239,962	$503,600	$106,320	$115,072	$173,006	$18,128	$8,222	$309,660	$215,248

$(726)	$(410)	$606	$369	$0	$0	$(2)	$4	$(82)	$(132)

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	39

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Healthcare Fund		RCM International Growth Equity Fund		RCM Technology Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(491)	$(864)	$366	$111	$(11,580)	$(16,647)
Net realized gain on investments, options written, securities sold short and foreign currency transactions	6,962	8,413	6,827	7,466	144,130	94,301
Payments from Affiliates**	0	21	0	0	0	837
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	5,472	(5,769)	9,680	8,719	133,714	2,840
Net increase resulting from investment operations	11,943	1,801	16,873	16,296	266,264	81,331

Dividends and Distributions to Shareholders from:
Net investment income
Class D	0	0	(18)	(16)	0	0
Other Classes	0	0	(400)	(630)	0	0
Net realized capital gains
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Total Dividends and Distributions to Shareholders	0	0	(418)	(646)	0	0

Fund Share Transactions:
Shares sold
Class D	3,792	11,900	434	485	30,254	95,219
Other Classes	3,771	11,234	18,088	22,158	216,276	375,341
Issued in reorganization
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Issued in reinvestment of dividends and distributions
Class D	0	0	17	14	0	0
Other Classes	0	0	354	562	0	0
Cost of shares redeemed
Class D	(30,450)	(56,080)	(678)	(363)	(107,810)	(90,124)
Other Classes	(13,310)	(19,555)	(20,399)	(17,575)	(433,294)	(393,916)
Net increase (decrease) from Fund share transactions	(36,197)	(52,501)	(2,184)	5,281	(294,574)	(13,480)
Fund Redemption Fees	1	15	1	3	105	233
Total Increase (Decrease) in Net Assets	(24,253)	(50,685)	14,272	20,934	(28,205)	68,084

Net Assets:
Beginning of year	113,423	164,108	78,920	57,986	1,233,447	1,165,363
End of year*	$89,170	$113,423	$93,192	$78,920	$1,205,242	$1,233,447
* Including undistributed (dividends in excess of) net investment income of:	$0	$0	$544	$0	$8	$(1,067)
**	See Note 10

40	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	41

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Emerging Markets Opportunities Fund
Class D
8/21/2006 - 6/30/2007	$20.13	$(0.11)	$10.45	$10.34	$0.00
NACM Global Fund
Class D
6/30/2007	$17.48	$0.03	$4.18	$4.21	$0.00
6/30/2006	15.44	0.08	2.64	2.72	0.00
6/30/2005	14.24	0.00 (e)	1.80	1.80	0.00
6/30/2004	11.72	(0.07)	3.53	3.46	0.00
7/19/2002 - 6/30/2003	10.00	(0.05)	1.80	1.75	(0.03)
NACM International Fund
Class D
6/30/2007	$21.84	$0.38	$4.94	$5.32	$(0.13)
6/30/2006	16.26	0.38	5.89	6.27	(0.18)
10/29/2004 - 6/30/2005	14.81	0.30	1.23	1.53	(0.08)
NACM Pacific Rim Fund
Class D
6/30/2007	$14.05	$(0.03)	$4.77	$4.74	$0.00
6/30/2006	9.97	0.01	4.57	4.58	(0.07)
6/30/2005	9.23	0.02	0.85	0.87	0.00
6/30/2004	6.28	(0.03)	2.93	2.90	0.00
7/31/2002 - 6/30/2003	6.86	0.02	(0.60)	(0.58)	0.00
NFJ International Value Fund
Class D
6/30/2007	$19.30	$0.46	$7.40	$7.86	$(0.34)
6/30/2006	15.37	0.59	3.68	4.27	(0.20)
3/31/2005 - 6/30/2005	15.21	0.20	0.04	0.24	(0.08)
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 11.40%.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.

42	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	(e)	$30.47		52.05%	$3,669	1.94	%*(h)	(0.49)%*	77%

$(1.02)	$(1.02)	$0.00	(e)	$20.67		24.74%	$1,460	1.46%		0.14%	102%
(0.68)	(0.68)	0.00	(e)	17.48		17.48	654	1.47	(f)	0.45	114
(0.61)	(0.61)	0.01		15.44		12.86	73	1.57	(c)	0.02	148
(0.95)	(0.95)	0.01		14.24		30.44	23	1.56		(0.50)	203
0.00	(0.03)	0.00		11.72		17.55	33	1.55	*(b)	(0.53)*	260

$(0.98)	$(1.11)	$0.00	(e)	$26.05		24.90%	$29,959	1.49%		1.58%	166%
(0.51)	(0.69)	0.00	(e)	21.84		39.20	3,768	1.47		1.80	152
0.00	(0.08)	0.00		16.26		10.34	80	1.45	*	2.79 *	107

$(1.07)	$(1.07)	$0.00	(e)	$17.72		35.24%	$96,389	1.76%		(0.16)%	62%
(0.44)	(0.51)	0.01		14.05	(g)	46.55 (g)	20,824	1.77		0.05	96
(0.13)	(0.13)	0.00		9.97		9.49	4,731	1.90	(c)	0.22	101
0.00	0.00	0.05		9.23		46.97	1,211	1.86		(0.34)	118
0.00	0.00	0.00		6.28		(8.45)	12	1.90	*	0.35 *	264

$(0.27)	$(0.61)	$0.00	(e)	$26.55		41.30%	$14,043	1.46%		2.01%	26%
(0.15)	(0.35)	0.01		19.30		28.09	3,409	1.50		3.07	25
0.00	(0.08)	0.00		15.37		1.61	20	1.31	*(d)	5.46 *	61
(e)	Less than $0.01 per share.
(f)	If the adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.05 and 46.43%, respectively.
(h)	If the adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 4.54%.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	43

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM Biotechnology Fund
Class D
6/30/2007	$23.29	$(0.32)	$1.89	$1.57	$0.00
6/30/2006	24.59	(0.36)	(0.94)	(1.30)	0.00
6/30/2005	25.67	(0.35)	(0.74)	(1.09)	0.00
6/30/2004	21.24	(0.37)	4.79	4.42	0.00
6/30/2003	15.96	(0.25)	5.53	5.28	0.00
RCM Global Resources Fund
Class D
6/30/2007	$17.06	$(0.08)	$3.95	$3.87	$(0.02)
3/31/2006 - 6/30/2006	16.42	0.00 (e)	0.64	0.64	0.00
RCM Global Small-Cap Fund
Class D
6/30/2007	$27.88	$(0.07)	$6.97	$6.90	$0.00
6/30/2006	22.47	(0.13)	5.53	5.40	0.00
6/30/2005	19.62	(0.10)	2.94	2.84	0.00
6/30/2004	13.54	(0.14)	6.21	6.07	0.00
6/30/2003	13.18	(0.10)	0.46	0.36	0.00
RCM Healthcare Fund
Class D
6/30/2007	$21.22	$(0.09)	$2.69	$2.60	$0.00
6/30/2006	21.18	(0.11)	0.15	0.04	0.00
6/30/2005	20.79	(0.06)	0.45	0.39	0.00
6/30/2004	18.64	(0.19)	2.34	2.15	0.00
6/30/2003	16.25	(0.15)	2.54	2.39	0.00
RCM International Growth Equity Fund
Class D
6/30/2007	$12.78	$0.11	$2.74	$2.85	$(0.15)
6/30/2006	10.01	0.07	2.84	2.91	(0.14)
6/30/2005	9.34	0.10	0.65	0.75	(0.09)
6/30/2004	7.44	0.00	1.99	1.99	(0.09)
6/30/2003	8.30	0.05	(0.93)	(0.88)	(0.05)
RCM Technology Fund
Class D
6/30/2007	$35.84	$(0.36)	$9.38	$9.02	$0.00
6/30/2006	33.29	(0.43)	2.97	2.54	0.00
6/30/2005	32.23	(0.41)	1.47	1.06	0.00
6/30/2004	24.26	(0.47)	8.44	7.97	0.00
6/30/2003	20.47	(0.25)	4.04	3.79	0.00
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.
(c)	Effective April 1, 2005, the Administrative Fee was reduced by 0.05%.
(d)	Effective April 1, 2005, the Administrative Fee was reduced by 0.10%.
(e)	Less than $0.01 per share.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.04%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.29 and (5.29)%, respectively.

44	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	(e)	$24.86		6.79%		$95,565	1.54%		1.54%		(1.28)%	60%
0.00	0.00	0.00	(e)	23.29	(f)	(5.33	)(f)	147,035	1.57		1.57		(1.36)	147
0.00	0.00	0.01		24.59		(4.21)		230,378	1.60	(c)	1.60	(c)	(1.45)	139
0.00	0.00	0.01		25.67		20.86		325,334	1.61		1.61		(1.58)	121
0.00	0.00	0.00		21.24		33.08		319,143	1.61		1.61		(1.45)	145

$(1.33)	$(1.35)	$0.01		$19.59		24.31%		$837	1.47%		1.47%		(0.48)%	111%
0.00	0.00	0.00	(e)	17.06		3.90		233	1.47	*	1.52	*	0.06 *	128

$0.00	$0.00	$0.00	(e)	$34.78		24.75%		$63,232	1.76%		1.76%		(0.22)%	80%
0.00	0.00	0.01		27.88	(g)	24.08	(g)	31,328	1.77		1.77		(0.50)	73
0.00	0.00	0.01		22.47		14.53		11,943	1.85	(d)	1.85	(d)	(0.50)	96
0.00	0.00	0.01		19.62		44.90		8,679	1.85		1.85		(0.79)	111
0.00	0.00	0.00		13.54		2.73		5,172	1.86		1.86	(b)	(0.87)	183

$0.00	$0.00	$0.00	(e)	$23.82		12.20%		$65,554	1.55%		1.55%		(0.38)%	254%
0.00	0.00	0.00	(e)	21.22	(h)	0.24	(h)	83,410	1.57		1.57		(0.51)	280
0.00	0.00	0.00		21.18		1.88		125,756	1.60	(c)	1.60	(c)	(0.29)	210
0.00	0.00	0.00		20.79		11.53		167,820	1.61		1.61		(0.98)	257
0.00	0.00	0.00		18.64		14.71		170,980	1.61		1.61		(0.94)	151

$0.00	$(0.15)	$0.00	(e)	$15.48		22.44%		$1,744	1.37%		1.37%		0.81%	52%
0.00	(0.14)	0.00	(e)	12.78		29.26		1,639	1.38		1.38		0.60	79
0.00	(0.09)	0.01		10.01		8.08		1,189	1.53	(d)	1.53	(d)	1.00	138
0.00	(0.09)	0.00		9.34		26.84		1,398	1.49		1.49		0.01	90
0.00	(0.05)	0.07		7.44		(9.68)		3,547	1.53		1.53		0.75	86

$0.00	$0.00	$0.00	(e)	$44.86		25.20%		$219,831	1.66%		1.66%		(0.91)%	209%
0.00	0.00	0.01		35.84	(i)	7.66	(i)	246,345	1.64		1.64		(1.15)	272
0.00	0.00	0.00		33.29		3.29		227,046	1.74	(d)	1.74	(d)	(1.28)	238
0.00	0.00	0.00		32.23		32.85		216,760	1.76		1.76		(1.56)	206
0.00	0.00	0.00		24.26		18.51		155,574	1.76		1.76		(1.32)	237
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.88 and 24.07%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.22 and 0.22%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $35.82 and 7.59%, respectively.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	45

Notes to Financial Statements

June 30, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-five separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A,B, C and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Trust, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Trust will be required to comply with the Interpretation by December 31, 2007. Fund management is in the process of evaluating the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Trust’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.   Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair valued in good faith, pursuant to guidelines established by the Board of Trustees, or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

46	Allianz Funds Annual Report	06.30.07

Dividends and Distributions to Shareholders.  Dividends from net investment income except, the NFJ International Value Fund, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, for the NFJ International Value Fund is declared and distributed quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid-in-capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were: NACM Emerging Markets Opportunities Fund—$65,322; NACM Global Fund—$47,025; NACM International Fund—$1,427,454; NACM Pacific Rim Fund—$298,129; NFJ International Value Fund—$648,222; RCM Biotechnology Fund—$1,559; RCM Global Resources Fund—$5,402; RCM Global Small-Cap Fund—$279,630; RCM Healthcare Fund—$2,106; RCM International Growth Equity Fund—$204,116; and RCM Technology Fund—$436,250.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Options Contracts.  Certain Funds may write options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  The Funds may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June 30, 2007 was $516,307. Cash collateral received for

06.30.07	Allianz Funds Annual Report	47

Notes to Financial Statements  (Cont.)

June 30, 2007

securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Funds also bear the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”) serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds also has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administration fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
NACM Emerging Markets Opportunities Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A
NACM Global Fund	0.70%		0.35%	0.35%	0.50%	0.50%	0.50%
NACM International Fund	0.60%		0.45%	0.45%	0.60%	0.60%	0.60%
NACM Pacific Rim Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A
NFJ International Value Fund	0.60%		0.45%	N/A	0.60%	0.60%	N/A
RCM Biotechnology Fund	0.90%	(3)	N/A	N/A	0.40%	0.40%	N/A
RCM Global Resources Fund	0.70%		0.35%	N/A	0.50%	0.50%	N/A
RCM Global Small-Cap Fund	1.00%		0.35%	N/A	0.50%	0.50%	N/A
RCM Healthcare Fund	0.80%	(4)	N/A	N/A	0.50%	0.50%	N/A
RCM International Growth Equity Fund	0.50%		0.45%	0.45%	0.60%	0.60%	N/A
RCM Technology Fund	0.90%		0.30%	0.30%	0.45%	0.45%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion and by an additional 0.025% per annum on assets in excess of $5 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion.

(3)

Effective January 1, 2007, the Fund’s advisory fee has been reduced by 0.05%, to 0.85%. In addition, effective October 1, 2007, the Fund’s advisory fee will be further reduced by 0.05%, to 0.80%. These advisory fee reductions will continue until at least December 31, 2007.

(4)	Effective January 1, 2007, the Fund’s advisory fee has been reduced by 0.05%, to 0.75%. This advisory fee reduction will continue until at least December 31, 2007.

Redemption Fees.  Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a

Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

48	Allianz Funds Annual Report	06.30.07

A new 30 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor.

Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”) an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distributions fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2007, AGID received $1,415,614 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each independent Trustee receives an annual retainer of $80,000 ($160,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting was attended by telephone). Each member of a Committee (other than the Valuation Committee) receives a $10,000 annual retainer per Committee and each Committee Chairman receives an additional annual retainer of $3,000.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

06.30.07	Allianz Funds Annual Report	49

Notes to Financial Statements  (Cont.)

June 30, 2007

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2007, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$59,691	$34,809
NACM Global Fund	46,311	42,502
NACM International Fund	1,170,306	914,158
NACM Pacific Rim Fund	279,705	191,956
NFJ International Value Fund	352,336	58,284
RCM Biotechnology Fund	87,191	161,890
RCM Global Resources Fund	18,482	12,731
RCM Global Small-Cap Fund	223,364	190,312
RCM Healthcare Fund	253,233	291,163
RCM International Growth Equity Fund	43,409	45,045
RCM Technology Fund	2,355,528	2,630,368

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were (amounts in thousands, except for numbers of contracts):

	RCM Biotechnology Fund		RCM Healthcare Fund		RCM Technology Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2006	1,380	$286	2,504	$314	16,085	$2,908
Sales	17,066	1,302	25,405	2,934	551,682	104,883
Closing Buys	(11,988)	(838)	(23,635)	(2,927)	(183,213)	(45,721)
Exercises	(420)	(64)	(324)	(33)	(7,283)	(992)
Expirations	(5,650)	(648)	(3,764)	(270)	(106,710)	(9,711)
Balance at 6/30/2007	388	$38	186	$18	270,561	$51,367

6.	FEDERAL INCOME TAX MATTERS

At June 30, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)		Post-October Deferral(3)
NACM Emerging Markets Opportunities	$261	$3,290	$(12)	$11,038		$—
NACM Global	2,305	1,637	—	—		(9)
NACM International	50,760	20,204	13	—		—
NACM Pacific Rim	2,111	14,237	(110)	20	(1)	(161)
NFJ International Value	6,588	9,387	1	—		—
RCM Biotechnology	—	—	(4)	357,065		—
RCM Global Resources	—	400	—	—		(2)
RCM Global Small-Cap	—	17,174	(5)	—		(81)
RCM Healthcare	—	—	(3)	13,660		—
RCM International Growth Equity	543	—	6	109,191		—
RCM Technology	—	11,240	6,455	161,465		—

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown above.
(3)	Capital losses realized during the period November 1, 2006 through June 30, 2007 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

50	Allianz Funds Annual Report	06.30.07

At June 30, 2007, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2008		2009		2010		2011	2015

NACM Emerging Markets Opportunities	$3,144		$3,947		$3,947		$—	$—
NACM Pacific Rim	—		20		—		—	—
RCM Biotechnology	—		26,481		260,520		65,821	4,243
RCM Healthcare	—		—		8,343		5,317	—
RCM International Growth Equity	—		44,061		53,945		11,185	—
RCM Technology	52,116	(1)	52,116	(1)	28,386	(1)	30,847	—

(1)	Represents acquired capital loss carryovers which may be limited under current law.

At June 30, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
NACM Emerging Markets Opportunities	$64,887	$24,188	$(139)	$24,049
NACM Global	43,200	7,041	(870)	6,171
NACM International	716,827	81,413	(9,606)	71,807
NACM Pacific Rim	410,968	102,924	(6,860)	96,064
NFJ International Value	604,137	68,773	(1,406)	67,367
RCM Biotechnology	140,021	19,523	(6,715)	12,808
RCM Global Resources	14,233	4,113	(74)	4,039
RCM Global Small-Cap	329,901	72,842	(7,577)	65,265
RCM Healthcare	98,313	4,726	(774)	3,952
RCM International Growth Equity	75,057	21,601	(529)	21,072
RCM Technology	1,191,092	293,056	(14,998)	278,058

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

During the year ended June 30, 2007, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
NACM Emerging Markets Opportunities	$64	$834
NACM Global	1,351	946
NACM International	19,297	5,137
NACM Pacific Rim	13,449	6,825
NFJ International Value	5,979	488
RCM Global Resources	395	475
RCM International Growth Equity	418	—

(1)	Incomes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

06.30.07	Allianz Funds Annual Report	51

Notes to Financial Statements  (Cont.)

June 30, 2007

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund						NACM Global Fund
	Year Ended 6/30/2007		Period from 4/1/2006† to 6/30/2006		Year Ended 03/31/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	129	$3,789	0	$0	$0	$0	55	$1,045	45	$768
Other Classes	1,948	48,193	183	3,900	444	7,698	801	14,594	1,575	26,751
Issued in reinvestment of dividends and distributions
Class D	0	0	0	0	0	0	3	48	1	10
Other Classes	27	543	0	0	19	307	102	1,837	41	683
Cost of shares redeemed
Class D	(9)	(216)	0	0	0	0	(25)	(470)	(13)	(215)
Other Classes	(450)	(10,411)	(73)	(1,454)	(1,558)	(23,859)	(580)	(10,608)	(453)	(7,640)
Net increase (decrease) resulting from Fund share transactions	1,645	$41,898	110	$2,446	(1,095)	$(15,854)	356	$6,446	1,196	$20,357

	NACM International Fund				NACM Pacific Rim Fund				NFJ International Value Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	1,169	$27,606	202	$4,253	5,235	$80,885	2,283	$32,324	387	$9,340	194	$3,756
Other Classes	16,190	385,135	14,251	292,085	7,242	110,738	14,300	190,805	14,521	340,403	5,726	106,752
Issued in reinvestment of dividends and distributions
Class D	30	707	1	24	204	2,990	27	346	8	192	1	25
Other Classes	817	19,355	203	3,876	758	11,027	233	3,022	201	4,746	39	716
Cost of shares redeemed
Class D	(221)	(5,310)	(36)	(742)	(1,482)	(22,959)	(1,302)	(17,500)	(42)	(995)	(20)	(351)
Other Classes	(6,113)	(148,994)	(2,448)	(50,115)	(4,343)	(65,489)	(3,973)	(53,133)	(1,574)	(35,875)	(672)	(12,179)
Net increase (decrease) resulting from Fund share transactions	11,872	$278,499	12,173	$249,381	7,614	$117,192	11,568	$155,864	13,501	$317,811	5,268	$98,719

	RCM Biotechnology Fund				RCM Global Resources Fund				RCM Global Small-Cap Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	102	$2,503	454	$11,928	33	$563	14	$233	1,284	$42,455	873	$24,648
Other Classes	244	6,006	500	13,127	538	8,985	193	3,435	2,350	73,094	4,681	124,574
Issued in reinvestment of dividends and distributions
Class D	0	0	0	0	1	26	0	0	0	0	0	0
Other Classes	0	0	0	0	50	825	49	737	0	0	0	0
Cost of shares redeemed
Class D	(2,572)	(63,784)	(3,509)	(91,244)	(5)	(85)	0	0	(590)	(17,861)	(281)	(7,520)
Other Classes	(577)	(14,116)	(650)	(16,421)	(174)	(2,843)	(74)	(1,138)	(1,839)	(54,743)	(1,530)	(40,293)
Net increase (decrease) resulting from Fund share transactions	(2,803)	$(69,391)	(3,205)	$(82,610)	443	$7,471	182	$3,267	1,205	$42,945	3,743	$101,409

52	Allianz Funds Annual Report	06.30.07

	RCM Healthcare Fund				RCM International Growth Equity Fund				RCM Technology Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	164	$3,792	534	$11,900	33	$434	39	$485	773	$30,254	2,459	$95,219
Other Classes	167	3,771	510	11,234	1,326	18,088	1,837	22,158	5,397	216,276	9,694	375,341
Issued in reinvestment of dividends and distributions
Class D	0	0	0	0	1	17	1	14	0	0	0	0
Other Classes	0	0	0	0	25	354	49	562	0	0	0	0
Cost of shares redeemed
Class D	(1,342)	(30,450)	(2,541)	(56,080)	(49)	(678)	(31)	(363)	(2,747)	(107,810)	(2,405)	(90,124)
Other Classes	(594)	(13,310)	(905)	(19,555)	(1,502)	(20,399)	(1,497)	(17,575)	(10,997)	(433,294)	(10,393)	(393,916)
Net increase (decrease) resulting from Fund share transactions	(1,605)	$(36,197)	(2,402)	$(52,501)	(166)	$(2,184)	398	$5,281	(7,574)	$(294,574)	(645)	$(13,480)

†	Commencement of operations

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events PEA de-registered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM, and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

9.	FUND REORGANIZATION

NACM Emerging Markets Opportunities Fund reorganized on August 18, 2006, when the Nicholas-Applegate Emerging Markets Opportunities Fund (the “NACM Fund”) reorganized into a corresponding Fund of the Allianz Funds, a Massachusetts business trust. The NACM Fund transferred substantially all of its assets and liabilities in exchange for Institutional Class shares of the NACM Emerging Markets Opportunities Fund. Prior to August 18, 2006, the NACM Fund bore expenses incurred specifically on its behalf plus an allocation of its share of the Nicholas-Applegate Institutional Funds.

06.30.07	Allianz Funds Annual Report	53

Notes to Financial Statements  (Cont.)

June 30, 2007

10.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review.

As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds. RCM Technology Fund was reimbursed $39,452 ($0.001 per share) in connection with this matter.

The Adviser reimbursed RCM Global Small-Cap Fund, RCM Healthcare Fund and RCM Technology Fund, $11,116, $21,237 and $797,642 ($0.02 per share) respectively. These amounts fully resolve a review of the extent to which the Funds had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

For the year ended June 30, 2006, the Fund’s Sub-Adviser reimbursed NACM Pacific Rim Fund, RCM Biotechnology Fund and RCM Global Small-Cap Fund $9,135, $2,247 and $2,422, respectively for realized losses resulting from trading errors.

For the year ended June 30, 2007, the Sub-Adviser reimbursed RCM International Growth Equity Fund $69 for realized losses resulting from a trading error.

54	Allianz Funds Annual Report	06.30.07

Report of Independent Registered Public Accounting Firm

To the Trustees and Class D Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the NACM Global Fund, NACM International Fund, NACM Pacific Rim Fund, NACM Emerging Markets Opportunities Fund, NFJ International Value Fund, RCM Biotechnology Fund, RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM Healthcare Fund, RCM International Growth Equity Fund, and RCM Technology Fund, eleven of the thirty-five Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights of the Funds for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2007

06.30.07	Allianz Funds Annual Report	55

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2007) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2007 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

NACM Emerging Markets Opportunities	0%
NACM Global	20%
NACM International	27%
NACM Pacific Rim	41%
NFJ International Value	45%
RCM Biotechnology	0%
RCM Global Resources	0%
RCM Global Small-Cap	0%
RCM Healthcare	0%
RCM International Growth Equity	0%
RCM Technology	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2007 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

NACM Emerging Markets Opportunities	0%
NACM Global	0%
NACM International	0%
NACM Pacific Rim	10%
NFJ International Value	0%
RCM Biotechnology	0%
RCM Global Resources	0%
RCM Global Small-Cap	0%
RCM Healthcare	0%
RCM International Growth Equity	0%
RCM Technology	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2008, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2007.

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2007 are as follows:

NACM Emerging Markets Opportunities
Country	Gross Foreign Dividends	Foreign Tax
Brazil	$0.05687	$0.00470
Egypt	0.00912	0.00002
Indonesia	0.01555	0.00233
Luxembourg	0.02339	0.00394
Philippines	0.01814	0.00635
Russia	0.01337	0.00201
South Korea	0.02991	0.00494
Thailand	0.00333	0.00033

NACM International Fund
Country	Gross Foreign Dividends	Foreign Tax
Austria	$0.00169	$0.00025
Belgium	0.01662	0.00249
Finland	0.06044	0.00907
France	0.05118	0.00763
Germany	0.03289	0.00493
Italy	0.04652	0.00698
Japan	0.09733	0.00680
Netherlands	0.02587	0.00388
Spain	0.01708	0.00256
Sweden	0.07016	0.01052
Switzerland	0.05146	0.00752

56	Allianz Funds Annual Report	06.30.07

NACM Global Fund
Country	Gross Foreign Dividends	Foreign Tax
France	$0.03533	$0.00510
Germany	0.01885	0.00283
Indonesia	0.00709	0.00106
Italy	0.01125	0.00169
Japan	0.01532	0.00107
Netherlands	0.00595	0.00089
South Korea	0.00251	0.00041
Spain	0.00264	0.00040
Sweden	0.00509	0.00076
Switzerland	0.03855	0.00545

NFJ International Value Fund
Country	Gross Foreign Dividends	Foreign Tax
Austria	$0.01568	$0.00046
Belgium	0.01270	0.00190
Brazil	0.06763	0.00871
Canada	0.05191	0.00769
France	0.03126	0.00476
Germany	0.02198	0.00330
Japan	0.01682	0.00171
Mexico	0.04587	0.00009
Netherlands	0.04540	0.00715
Norway	0.02462	0.00378
Peru	0.00532	0.00022
South Korea	0.05707	0.00964
Sweden	0.07600	0.01165

RCM Global Small-Cap Fund
Country	Gross Foreign Dividends	Foreign Tax
Austria	$0.00581	$0.00087
Brazil	0.00354	0.00053
Denmark	0.00701	0.00105
Estonia	0.00501	0.00075
Finland	0.00870	0.00131
France	0.02295	0.00344
Germany	0.05075	0.00419
Italy	0.02062	0.00309
Japan	0.03842	0.00269
Netherlands	0.02302	0.00345
New Zealand	0.00156	0.00023
Norway	0.03098	0.00465
Portugal	0.00233	0.00035
Russia	0.00274	0.00041
South Korea	0.01415	0.00234
Spain	0.01368	0.00194
Sweden	0.00483	0.00072
Switzerland	0.03201	0.00351

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2007. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2008.

NACM Pacific Rim Fund
Country	Gross Foreign Dividends	Foreign Tax
Indonesia	$0.01138	$0.00170
Italy	0.07320	0.00512
Philippines	0.01009	0.00252
South Korea	0.01014	0.00167

RCM International Growth Equity Fund
Country	Gross Foreign Dividends	Foreign Tax
Canada	$0.00085	$0.00013
France	0.04246	0.00636
Germany	0.02860	0.00429
Italy	0.01625	0.00244
Japan	0.03529	0.00247
Netherlands	0.02223	0.00333
Norway	0.01418	0.00213
South Korea	0.00103	0.00017
Sweden	0.03541	0.00531
Switzerland	0.04043	0.00576

06.30.07	Allianz Funds Annual Report	57

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer - Equities, Allianz Global Investors.	35	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	35	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	35	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, member of Triton Realty Partners, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	35	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI-Health Plans.	35	None

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	35	Director of Sykes Enterprises, Inc. and CoastalSouth Bankshares, Inc.; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial-U.S.	35	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc. and Advanced Magnetics, Inc.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales-Debt and Equity for Merrill Lynch.	35	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	35	Member of Board of Trustees of The Steele Foundation.

58	Allianz Funds Annual Report	06.30.07

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	35	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	35	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director of Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President and Senior Counsel, Allianz Global Investors of America, L.P.; Vice President, Chief Legal Officer and Secretary of 70 funds in the Fund Complex; Secretary and Chief Legal Officer, The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of Allianz Funds and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 70 funds in the Fund Complex and Chief Compliance Officer, The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 35 funds in the Fund Complex and Assistant Treasurer of the Allianz Funds and The Korea Fund, Inc.

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Manager, Allianz Global Investors Fund Management, LLC; Assistant Treasurer of 70 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Manager, Morgan Stanley and Paralegal, Prudential Financial, Inc./American Skandia.

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).

06.30.07	Allianz Funds Annual Report	59

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. (since 2004); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 70 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP (2004-2005) and Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

60	Allianz Funds Annual Report	06.30.07

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PFPC, Inc.

P.O. Box 9688,

Providence RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. or visit our Web site, www.allianzinvestors.com

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2007. For information about any product, contact your financial advisor.

AZ016AR_18368

Allianz Funds Annual Report

JUNE 30, 2007

Stock Funds

Share Class

GROWTH STOCK FUNDS

Allianz RCM Large-Cap Growth Fund

Allianz OCC Growth Fund

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

BLEND STOCK FUND

Allianz OCC Equity Premium Strategy Fund

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz OCC Value Fund

Allianz NFJ Dividend Value Fund

Allianz OCC Renaissance Fund

Allianz NFJ Small-Cap Value Fund

GLOBAL STOCK FUND

Allianz NACM Global Fund

INTERNATIONAL STOCK FUND

Allianz NACM International Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Schedule of Investments		19
Statements of Assets and Liabilities		38
Statement of Operations		40
Statement of Changes in Net Assets		42
Financial Highlights		46
Notes to Financial Statements		50
Report of Independent Registered Public Accounting Firm		60
Federal Income Tax Information		61
Trustees and Officers of Allianz Funds		63

FUND	Fund Summary	Schedule of Investments

Allianz CCM Capital Appreciation Fund	6	19
Allianz CCM Mid-Cap Fund	7	21
Allianz NACM Global Fund	8	23
Allianz NACM International Fund	9	24
Allianz NFJ Dividend Value Fund	10	26
Allianz NFJ Large-Cap Value Fund	11	27
Allianz NFJ Small-Cap Value Fund	12	28
Allianz OCC Equity Premium Strategy Fund	13	30
Allianz OCC Growth Fund	14	31
Allianz OCC Renaissance Fund	15	32
Allianz OCC Value Fund	16	34
Allianz RCM Large-Cap Growth Fund	17	35
Allianz RCM Mid-Cap Fund	18	37

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with this Annual Report for the Allianz Funds for the year ended June 30, 2007.

The past 12 months proved to be a positive time for US stocks, albeit one followed by significant volatility in the opening months of the new fiscal year. The market’s advance was relatively steady with a sharp downturn in February leading to a quick recovery and resumption of the upward trend in March. During the period covered by this report, global economic growth and liquidity fostered an environment of low interest rates and strong corporate earnings growth. The S&P 500 Index rose 20.59% for the period.

Value stocks outperformed growth stocks during the period. The Russell 1000 Value Index returned 21.85% compared to a 19.06% advance for the Russell 1000 Growth Index. Growth stocks outperformed value stocks in the second half of the period as compelling valuations and signs of slowing economic growth caused investors to favor companies with improving economic fundamentals.

Smaller-capitalization stock returns lagged those of large and mid cap stocks for the period. The Russell 2000 Index posted a 16.43% return; the Russell MidCap Index advanced 20.83%.

For more detailed information about how your Allianz Fund performed in this environment, please read the commentary in this report. If you have any questions, please contact your financial advisor. You can also call us at 1-800-426-0107 or visit www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and we look forward to serving your investing needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 7, 2007

Annual Report	June 30, 2007	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): CCM Capital Appreciation/Institutional, CCM Mid-Cap/Institutional, NACM Global/A, NFJ Dividend Value/Institutional & Admin, NFJ Small-Cap Value/Institutional, OCC Equity Premium Strategy/Institutional, OCC Growth/C, OCC Renaissance/C, OCC Value/Institutional, RCM Large-Cap Growth/Institutional, RCM Mid-Cap/Institutional. R shares were first offered in 12/02. The oldest share class for NACM International and NFJ Large-Cap Value is the Institutional share class, and the R shares were first offered in 1/06. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Allianz Funds

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 1/01/07 to 6/30/07.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

The Russell 1000 Growth Index replaced the S&P 500 Index as the CCM Capital Appreciation Fund’s primary comparative index because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategies.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Annual Report	June 30, 2007	5

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in consumer discretionary stocks was the most significant source of underperformance for the period. After seeing steady returns in 2006, shares of Harley-Davidson declined as the motorcycle maker lowered 2007 earnings forecasts due to a three-week strike at a manufacturing facility.

•

Information technology holdings also detracted from relative returns. Shares of Citrix Systems, maker of computer networking software, dropped sharply after the company announced fiscal third quarter revenues below analysts’ estimates. Shares were also affected while a review of the company’s accounting and options was conducted.

•

Stock selection decisions in the materials sector benefited returns versus the benchmark. Shares of US Steel rose significantly from September 2006 to June 2007. With commodity prices holding strong due to burgeoning emerging markets, US Steel focused on rewarding shareholders through dividends and share buybacks. In March, it proposed a $2.06 billion acquisition of Dallas’s Lonestar Steel Technologies.

•

Positions in the consumer staples sector also helped results. Shares of cigarette distributor Carolina Group rose on developments signaling an improved litigation environment for the tobacco industry. Tobacco company shares also rallied on news that Californians voted down a proposition which would have quadrupled that state’s cigarette taxes.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class R	13.92%	8.74%	7.30%	11.35%
Russell 1000 Growth Index	19.06%	9.29%	4.39%	9.31%
S&P 500 Index	20.59%	10.71%	7.13%	11.23%
Lipper Multi-Cap Growth Fund Average	18.72%	11.47%	7.07%	11.55%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.37%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	28.0%
Financial Services	12.8%
Healthcare	9.6%
Energy	7.3%
Capital Goods	6.6%
Consumer Discretionary	6.2%
Materials & Processing	6.0%
Aerospace	3.5%
Other	18.1%
Cash & Equivalents — net	1.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,091.80	$1,018.20
Expenses Paid During Period	$6.90	$6.66

Expenses are equal to the expense ratio of 1.33% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6	Allianz Funds

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with market capitalizations of more than $500 million, excluding the 200 largest capitalization companies.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in information technology detracted. Global Payments, a processor of electronic transactions, saw share value decline on its disappointing 2007 forecast. In February the company’s fiscal third quarter earnings report beat analyst expectations, but 2007 revenue came in a little light of projections and earnings guidance fell just short of analyst estimates.

•

In the consumer discretionary sector, stock selection decisions and an underweight position detracted from fund performance relative to the benchmark. It was not a happy holiday season for Ann Taylor. Shares of the women’s apparel company declined over two months at year-end as news of the disappointing holiday season caused selling pressure on the stock. Warmer winter weather hurt sales of winter apparel and a high level of promotions resulted in weaker margins.

•

Stock selection in financials benefited returns. Shares of the regional securities brokerage company AG Edwards rose on news of its acquisition by financial services firm Wachovia. Midwest-based Edwards adds 7,000 brokers and advisors to the Wachovia distribution network.

•

Utilities company holdings boosted fund performance as shares of NRG Energy rose significantly from a 52-week low in September 2006. The power producer reported first quarter income of $65 million, up from $15 million for the same quarter a year earlier, attributable to the acquisition of NRG Texas and favorable operations in the Northeast region.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (08/26/91)
Allianz CCM Mid-Cap Fund Class R	14.25%	11.87%	8.81%	11.97%
Russell Midcap Growth Index	19.72%	15.45%	8.66%	11.09%
Lipper Mid-Cap Core Fund Average	19.92%	13.41%	10.36%	10.65%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.36%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	24.1%
Consumer Discretionary	11.3%
Energy	9.3%
Capital Goods	9.1%
Financial Services	9.0%
Healthcare	8.3%
Consumer Staples	5.9%
Aerospace	3.9%
Other	17.1%
Cash & Equivalents — net	2.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,141.30	$1,018.20
Expenses Paid During Period	$7.06	$6.66

Expenses are equal to the expense ratio of 1.33% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	7

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with an established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•	Stock selection in the United States, Spain and the consumer staples sector had a positive impact on performance versus the MSCI All Country World Index.

•

Notable contributors to Fund performance included Freescale Semiconductor, a U.S. chip manufacturer that was acquired by a group of private equity investors; Técnicas Reunidas, a Spanish engineering firm that experienced strong revenue growth; and C&C Group, an Irish beverage company that benefited from the successful U.K. launch of its Magners branded cider.

•	Stock selection was weakest in South Korea, Japan and the financials sector, contributing to the Fund’s underperformance relative to the index.

•

Significant detractors from performance included Samsung Electronics, a South Korean electronics company, and Mitsubishi UFJ Financial Group, a Japanese financial services firm. Samsung Electronics was hurt by falling prices for dynamic random access memory (DRAM) semiconductors, which it manufactures. Mitsubishi UFJ Financial Group declined in response to several factors, including sluggish demand for large corporate loans.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (07/19/02)
Allianz NACM Global Fund Class R	24.45%	—	—	20.46%
MSCI All Country World Index	25.23%	—	—	17.25%
Lipper Global Multi-Cap Growth Fund Average	25.93%	—	—	17.11%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.75%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Country Allocation

United States	35.9%
Japan	10.3%
United Kingdom	8.1%
Switzerland	7.2%
France	6.2%
Germany	5.3%
Hong Kong	4.5%
Netherlands	3.5%
Other	17.3%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,111.70	$1,016.36
Expenses Paid During Period	$8.90	$8.50

Expenses are equal to the expense ratio of 1.70% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index.

•	Relative performance was helped by security selection in Japan and the information technology and industrials sectors.

•

The Fund’s best-performing holdings included Japanese stocks Nintendo, a video game maker that experienced brisk sales of its portable game console; Marubeni, a trading company whose restructuring efforts were recognized by investors; and Pacific Metals, a ferronickel manufacturer that benefited from surging nickel prices.

•	Stock selection in the United Kingdom and the materials sector had a negative impact on results, contributing to the Fund’s underperformance versus the MSCI EAFE Index.

•

HBOS, a British financial services firm, was a major detractor. The company’s shares advanced but did not keep pace with the broader U.K. market due to concerns about earnings quality. Below-index exposure to mining companies BHP Billiton and Rio Tinto was also unfavorable, as these stocks posted steep gains amid robust global demand for commodities.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception† (05/07/01)
Allianz NACM International Fund Class R	24.60%	21.77%	—	15.56%
MSCI EAFE Index	27.00%	17.74%	—	10.92%
Lipper International Multi-Cap Core Fund Average	27.10%	16.82%	—	10.93%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.73%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Cumulative Returns Through June 30, 2007

Country Allocation

Japan	24.3%
United Kingdom	22.7%
Switzerland	10.6%
Sweden	7.6%
France	7.1%
Germany	6.9%
Italy	3.8%
Spain	2.2%
Other	13.2%
Cash & Equivalents — net	1.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,091.50	$1,016.41
Expenses Paid During Period	$8.76	$8.45

Expenses are equal to the expense ratio of 1.69% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	9

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated, bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in the consumer discretionary sector was the most significant contributor to positive relative performance and resulted from selections among diverse company types, including the makers of appliances, toys, tools, apparel and more. Shares of appliance maker Whirlpool rose significantly in May on company reports that last year’s Maytag acquisition and strong international demand boosted first quarter revenues.

•

Among consumer staples stocks, grocer SuperValu paced returns for the fund. Investors reacted favorably to the company’s acquisition of Albertson’s, Osco and Sav-on stores and the company’s elevation to the rank of the country’s third largest food retailer as a result. Shares have climbed on reports of higher-than-expected earnings and revenue, and favorable reviews of efforts to remodel stores.

•

An overweight position and stock selection decisions in the energy sector helped performance. PetroChina recovered from a first quarter 2007 tumble to reach a 52-week high by the end of second quarter. Shares of China’s biggest oil company surged on announcement of the biggest petroleum discovery in China in 30 years. The advance continued on news that the company purchased the rights to explore for oil in Canada.

•

Stock selection in information technology detracted from performance. Shares of Seagate Technology fell on speculation that a competing technology would become a threat in the market. The rigid disc drive industry is under pricing pressure due to softening demand. Another detractor to performance was drug manufacturer GlaxoSmithKline. Shares fell in May on news that a New England Journal of Medicine study found that its diabetes drug, Avandia, leads to an increased incidence of heart attacks.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class R	23.46%	14.79%	—	13.64%
Russell 1000 Value Index	21.85%	13.31%	—	8.63%
Lipper Equity Income Fund Average	20.56%	11.47%	—	7.69%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.35%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	23.2%
Energy	19.2%
Consumer Staples	12.5%
Healthcare	9.5%
Consumer Discretionary	8.9%
Telecommunications	6.0%
Information Technology	4.8%
Industrial	3.9%
Other	7.2%
Cash & Equivalents — net	4.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,084.60	$1,018.45
Expenses Paid During Period	$6.62	$6.41

Expenses are equal to the expense ratio of 1.28% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection in the materials sector boosted returns. Shares of Phelps Dodge Corp. benefited when the copper producer agreed to be acquired by Freeport-McMoran Copper & Gold in the world’s biggest mining takeover. With the acquisition, Freeport-McMoran, also a major contributor to the fund’s performance, became the world’s largest publicly traded copper company.

•

Stock selection and an underweight position in the financials sector contributed to returns. The fund benefited from Simon Property Group, the largest public US real estate company. The Indiana-based company owns over 380 malls, premium outlet centers and other commercial properties in North America, Europe and Asia. Shares of SLM Corp., the student-lending company known as Sallie Mae, soared during the period on news the company had agreed to be purchased by a group of investors for $25 billion. Conversely, Freedie Mac, Washington Mutual and Countrywide detracted from performance, as all three faced pressure during the period as sub-prime mortgages and a slowdown in the housing market was high on investors minds.

•

Stock selection in the industrials sector added to returns. Deere & Co, known for its tractors and farm equipment, enjoyed a rise in share value. The company repeatedly reported better than-expected earnings as a boom in ethanol production started to translate into better performance for farm machinery makers.

•

Detracting from returns was stock selection in consumer discretionary companies. After seeing steady returns in 2006, shares of Harley-Davidson fell significantly by June’s end. The motorcycle maker lowered its 2007 earnings forecast due to a three-week strike at a manufacturing facility. The strike was settled in February. Media company Gannett, publisher of 85 daily newspapers, experienced declining ad sales along with the rest of the newspaper industry. Weakened real estate markets have resulted in decreased ad linage for housing, employment and retail.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class R	20.76%	13.20%	—	12.61%
Russell Top 200 Value Index	21.82%	11.63%	—	5.95%
Lipper Large-Cap Value Fund Average	20.81%	11.33%	—	7.21%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.38%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	28.0%
Energy	13.7%
Consumer Discretionary	12.7%
Industrial	7.8%
Healthcare	7.7%
Materials & Processing	7.7%
Consumer Staples	6.8%
Telecommunications	4.9%
Other	4.9%
Cash & Equivalents — net	5.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,084.80	$1,018.05
Expenses Paid During Period	$7.03	$6.80

Expenses are equal to the expense ratio of 1.36% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	11

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

US stocks rose sharply in the year ended June 30, 2007. Global economic growth accelerated bolstering corporate earnings and cash levels. Concerns over weakness in housing and mortgage markets dampened investor enthusiasm only slightly. Mid and large cap stocks outperformed small caps in the period. Value-oriented stocks outperformed growth for the period but momentum shifted in favor of growth in later months.

•

Stock selection decisions and an underweight position in the financials sector contributed most significantly to outperformance of the Russell 2000 Value Index. Shares of Landamerica Financial Group gained over the year as a result of a stock buyback, higher-than-expected fourth quarter earnings, and an announcement that the title and real estate insurance company was a takeover target. New Plan Excel Realty Trust stock advanced as the company, one of the owners of neighborhood shopping centers, was acquired by Australia’s Centro Properties.

•

Stock selection in the energy sector contributed to relative performance. Shares of Frontline Ltd recovered from their January low to appreciate significantly by the end of June. The world’s biggest oil tanker company benefited from increased shipping demand due to greater OPEC production. Holly Corp stock rose in the period on improving refinery profits and strong margins. The company refines, transports, stores and markets gasoline, diesel and jet fuels for the Southwestern U.S., Northern Mexico and Montana.

•

Consumer staples stocks were also strong performers. Universal Corp, one of the world’s leading tobacco merchants and processors, announced plans to focus on its core tobacco business and sell its non-tobacco agri-businesses. Sale of assets has reduced debt and strengthened the balance sheet. Income from continuing operations, earnings and revenues have all showed marked improvement.

•

Stock selection among industrials detracted. A volatile year ended down for shares of Arkansas Best, a motor carrier transportation company. After hitting a 52-week high in October 2006, shares dropped due to a weak freight market for less-than-truckload (LTL) carriers. Sluggish LTL demand was a result of higher fuel prices and a slow holiday sales season. Another industrial holding, Universal Forest Products, was also a drag on performance as the company reported first quarter earning per share figures that fell well short of Wall Street estimates.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class R	20.93%	16.34%	12.70%	14.16%
Russell 2000 Value Index	16.06%	14.62%	12.14%	14.94%
Lipper Small-Cap Value Fund Average	17.35%	14.30%	11.46%	13.53%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.51%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Industrial	23.2%
Financial Services	18.2%
Energy	12.0%
Materials & Processing	11.8%
Utilities	8.2%
Consumer Staples	7.8%
Consumer Discretionary	5.9%
Information Technology	2.9%
Other	3.3%
Cash & Equivalents — net	6.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,112.40	$1,017.55
Expenses Paid During Period	$7.65	$7.30

Expenses are equal to the expense ratio of 1.46% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12	Allianz Funds

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. In addition, the covered call portion intends to enhance the income potential of the Fund while simultaneously reducing the volatility of the performance stream.

•

Stocks rose in the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Telecommunications, materials and energy stocks were the star performers of the large-cap market, with these sectors in the S&P 500 Index posting double-digit total returns. Mid cap stocks outperformed both large cap and small cap stocks. Value stocks outperformed growth stocks in the large cap space.

•

The Fund’s relative performance was helped by strong stock selection in the technology sector. Among individual stocks, EMC rose on increased earnings. Apple Computer advanced sharply as the company introduced new products and gained market share.

•	The Fund saw strong stock selection in materials, including Phelps Dodge, a metals mining company which was acquired by Freeport-McMoRan.

•

Relative performance was hindered over the year by stock selection in the consumer discretionary sector, including Centex Corporation and Best Buy. Shares of Centex slid lower as the housing industry struggled with slow sales, rising inventories and rising loan defaults. Best Buy declined after announcing third quarter earnings below consensus Street estimates, primarily due to gross margin compression.

•

Financials stock selection also detracted from Fund performance. Capital One Financial announced several earnings disappointments below Wall Street estimates over the past year, as well as lowering earnings guidance for 2007.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Class R	21.45%	8.99%	10.18%	12.34%
S&P 500 Index	20.59%	10.71%	7.13%	11.87%
Lipper Large-Cap Core Fund Average	19.59%	9.33%	6.09%	10.27%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.55%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	22.6%
Financial Services	16.0%
Healthcare	10.8%
Energy	10.6%
Consumer Staples	6.0%
Materials & Processing	5.1%
Capital Goods	4.5%
Transportation	3.6%
Other	16.5%
Cash & Equivalents — net	4.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,075.60	$1,017.21
Expenses Paid During Period	$7.87	$7.65

Expenses are equal to the expense ratio of 1.53% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	13

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income an incidental consideration by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

Stocks in general delivered strong returns for the reporting period, with the S&P 500 Index up 20.59%. Large cap growth stocks trailed large-cap value, as represented by the Russell 1000 Growth and Russell 1000 Value indexes, respectively. While large-cap growth stocks appreciated 19.0%, large-cap value stocks gained 21.9%.

•

The Fund’s strong relative performance was due primarily to strong stock selection in health care. Stryker was the largest contributor, achieving strong sales and earnings growth despite increased competition. Amgen and Gilead Sciences were also meaningful contributors.

•

The Fund’s industrial holdings also lifted relative returns, benefiting from higher-than-expected earnings and strong global economies. Precision Castparts was the Fund’s largest contributor in the sector, rising sharply on higher quarterly earnings and revenues. The Fund’s technology stocks, led by strength in Apple Computer, also contributed meaningfully to performance.

•

Consumer discretionary holdings were pressured by a more cautious consumer, due in part to falling home prices and rising oil prices. The Fund’s energy holdings in Arch Coal and Peabody Energy also detracted from returns for the trailing 1-year period.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (02/24/84)
Allianz OCC Growth Fund Class R	24.38%	8.96%	5.31%	11.78%
Russell 1000 Growth Index	19.06%	9.29%	4.39%	11.61%
Lipper Large-Cap Growth Fund Average	16.37%	7.71%	4.88%	10.69%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.42%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	28.0%
Healthcare	23.4%
Financial Services	8.8%
Energy	8.0%
Consumer Staples	7.1%
Consumer Services	3.7%
Consumer Discretionary	3.5%
Capital Goods	3.4%
Other	10.8%
Cash & Equivalents — net	3.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,107.10	$1,017.85
Expenses Paid During Period	$7.31	$7.00

Expenses are equal to the expense ratio of 1.40% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14	Allianz Funds

Allianz OCC Renaissance Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

Stocks rose in the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Materials and telecommunications stocks were the top performers of the Russell Midcap Value index, while financials were the weakest performers. Mid cap stocks outperformed both large cap and small cap stocks.

•

Financials stocks hurt relative performance during this period. For example, the Fund’s investment in CBL & Associates, a shopping mall real estate investment trust (REIT), declined as a general rise in interest rates made REIT yields less competitive. Commercial finance firm CIT Group declined when quarterly expenses grew faster than revenues.

•	Relative performance was also hindered by utilities stock selection. Disappointing holdings in this area included Constellation Energy and Reliant.

•

Performance was helped during the period by stock selection in the energy sector as well as in the health care sector. One standout in the energy sector was National Oilwell Varco, which appreciated on higher energy prices. In health care, MedImmune rose sharply on its acquisition for cash by AstraZeneca.

Average Annual Total Return for the period ended June 30, 2007

	1 Year	5 Year	10 Year	Fund Inception (4/18/88)
Allianz OCC Renaissance Fund Fund Class R	20.06%	10.88%	13.59%	13.45%
Russell Midcap Value Index	22.07%	17.16%	13.05%	14.54%
Lipper Multi-Cap Core Fund Average	19.24%	11.02%	8.14%	11.35%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.50%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Sector Breakdown as of 06/30/07

Financial Services	28.8%
Utilities	14.0%
Energy	8.9%
Healthcare	6.6%
Consumer Discretionary	5.0%
Technology	4.6%
Aerospace	4.3%
Consumer Services	4.1%
Other	23.5%
Cash & Equivalents — net	0.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,080.20	$1,017.65
Expenses Paid During Period	$7.43	$7.20

Expenses are equal to the expense ratio of 1.44% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	15

Allianz OCC Value Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

•

Stocks rose during the period despite slowing U.S. economic growth, rising interest rates, a weak housing market and the sub-prime lending crisis. Price gains were fueled by higher corporate earnings, robust merger and acquisition activity, and solid economic growth internationally. Energy and industrial stocks were the star performers of the large-cap value market, while utility stocks were at the bottom of the performance list. Mid cap stocks outperformed both large cap and small cap stocks. Value stocks outperformed growth stocks in large cap.

•

The Fund benefited from its stock selection in the energy sector. Among individual stocks, Chevron, ConocoPhillips and BP were top contributors, rising in response to higher energy prices, a better-than-expected supply/demand relationship and higher expectations for quarterly earnings. Global SantaFe also appreciated as the limited availability of offshore drilling rigs bolstered rental rates.

•

Stock selection in the financials sector also contributed, particularly Bank of America and Citigroup. Bank of America’s share price had lagged the market prior to purchase, creating a buying opportunity.

•

Relative performance was hurt by the Fund’s health care exposure driven by product setbacks and particular FDA rulings. For example, Sanofi-Aventis declined after the FDA rejected Zimulti’s application (Acomplia outside the US) when studies showed that this weight-loss pill may increase suicide risk. Other detractors include Amgen and Sepracor.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (12/30/91)
Allianz OCC Value Fund Class R	22.88%	12.36%	11.56%	13.36%
Russell 1000 Value Index	21.85%	13.31%	9.87%	13.05%
Lipper Large-Cap Value Fund Average	20.81%	11.33%	7.69%	11.21%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.36%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Financial Services	30.0%
Energy	18.3%
Healthcare	13.7%
Capital Goods	6.7%
Consumer Discretionary	5.9%
Telecommunications	4.5%
Consumer Staples	4.0%
Utilities	3.5%
Other	12.4%
Cash & Equivalents — net	1.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/01/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,044.30	$1,018.15
Expenses Paid During Period	$6.79	$6.71

Expenses are equal to the expense ratio of 1.34% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of U.S. companies with market capitalizations of at least $3 billion.

•

U.S. equity markets completed a fourth year of positive returns in 2006, and gains over the first half of 2007 are better in most market segments than they were for all of calendar 2005. Corporate profit growth has exceeded overall market returns. As a result, we believe that valuations – notably for large cap growth stocks – remained reasonable at the end of the period.

•

Apple Inc., the top contributor to returns over the period, continued to set itself apart with innovative designs throughout its entire product offering. Apple has expanded into the handset market with the iPhone, building significant excitement into its June 29 launch. We are using GrassrootsSM to monitor the iPhone launch and the competitor response.

•

Yahoo! Inc. was a top detractor from returns. In June 2007, Yahoo announced that Terry Semel would be stepping down as CEO and taking on a non-executive Chairman role. Jerry Yang, one of the company’s original founders, has returned as CEO. We exited the stock in favor of better risk adjusted opportunities. Also within the information technology sector, our position in Marvell Technology detracted from the fund’s performance.

•

The Fund’s Growth-style appeared to begin changing from a headwind to performance, into a tailwind during the period. As a group, stocks with higher growth rates, which the Fund typically emphasizes, have lagged the performance of the overall market and value stocks, and particularly so in 2006. Marking an important shift, growth stocks as measured by the Russell 3000 Growth Index outperformed Value stocks as measured by the Russell 3000 Value Index during the second half of the reporting period.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class R	15.88%	7.64%	6.76%	8.16%
S&P 500 Index	20.59%	10.71%	7.13%	8.70%
Lipper Large-Cap Growth Fund Average	16.37%	7.71%	4.88%	6.07%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.50%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	21.1%
Healthcare	15.7%
Financial Services	12.2%
Energy	8.2%
Consumer Discretionary	6.6%
Telecommunications	6.4%
Consumer Staples	6.4%
Capital Goods	3.6%
Other	17.8%
Cash & Equivalents — net	2.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,067.50	$1,018.10
Expenses Paid During Period	$6.92	$6.76

Expenses are equal to the expense ratio of 1.35% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2007	17

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing 80% of its net assets in equity securities of small to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•

U.S. mid cap stocks rallied during the fiscal year thanks to a robust economy, low interest rates, and rising corporate profits. Mid cap value style stocks significantly outperformed mid cap growth in 2006 and to a lesser extent during the first quarter of 2007, however this trend has since reversed.

•

The Fund outperformed its benchmark during the fiscal year due to strong stock selection across many industry groups. Notably, the Fund’s capital goods, consumer durables & apparel, and energy stocks helped boost relative returns.

•

Two of the Fund’s holdings in the capital goods industry—Precision Castparts and Foster Wheeler—both gained significantly during the period. Specifically, Foster Wheeler builds oil and gas processing facilities and natural gas receiving terminals. The company benefited from strong oil and gas markets, an improving power market, and management’s focus on pricing contracts and controlling costs. Foster Wheeler recently announced several construction contracts in China, Europe, and Saudi Arabia.

•	In energy, drilling equipment manufacturer National Oilwell Vargo’s shares appreciated during the period as energy companies continued spending to find new oil and gas reserves.

•	In contrast, IT services Fund holdings Global Payments and CheckFree and Melco PBL, the casino and resort operator, were top detractors during the fiscal year.

Average Annual Total Return for the period ended June 30, 2007

	1 year	5 year	10 year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class R	21.86%	12.02%	7.56%	14.80%
Russell Midcap Index	20.83%	16.39%	11.86%	14.76%
Lipper Mid-Cap Growth Fund Average	18.83%	12.39%	8.18%	12.59%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.40%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/06, as revised 01/01/07 and as supplemented to date.

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Cumulative Returns Through June 30, 2007

Industry/Sectors

Technology	22.6%
Healthcare	13.7%
Consumer Discretionary	12.6%
Energy	9.6%
Consumer Services	7.4%
Financial Services	7.3%
Consumer Staples	5.6%
Materials & Processing	4.9%
Other	15.1%
Cash & Equivalents — net	1.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (1/1/07)	$1,000.00	$1,000.00
Ending Account Value (6/30/07)	$1,136.70	$1,017.95
Expenses Paid During Period	$7.31	$6.90

Expenses are equal to the expense ratio of 1.38% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	Allianz Funds

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.1%
Aerospace—3.5%
Boeing Co.	211,090	$20,298
Lockheed Martin Corp.	186,270	17,534
Raytheon Co.	359,690	19,384

		57,216

Building/Construction—1.5%
Jacobs Engineering Group, Inc. (a)	416,200	23,936

Capital Goods—6.6%
3M Co.	232,910	20,214
Caterpillar, Inc.	245,850	19,250
Cooper Industries Ltd., Class A (b)	442,510	25,263
Parker Hannifin Corp. (b)	224,840	22,014
Terex Corp. (a)	272,090	22,121

		108,862

Chemicals—1.4%
Monsanto Co.	338,760	22,880

Communications—1.2%
Omnicom Group, Inc. (b)	363,580	19,241

Consumer Discretionary—6.2%
Coach, Inc. (a)	409,620	19,412
J.C. Penney Co., Inc.	215,880	15,625
Mattel, Inc. (b)	629,070	15,909
McDonald’s Corp.	364,470	18,501
Nordstrom, Inc. (b)	301,980	15,437
Walgreen Co.	403,940	17,588

		102,472

Consumer Services—2.2%
Marriott International, Inc., Class A	359,090	15,527
McKesson Corp.	350,430	20,900

		36,427

Consumer Staples—3.5%
ConAgra Foods, Inc.	647,620	17,395
Loews Corp. - Carolina Group	264,910	20,469
Safeway, Inc.	565,990	19,261

		57,125

Energy—7.3%
Marathon Oil Corp.	400,640	24,022
National-Oilwell Varco, Inc. (a)	242,180	25,245
Schlumberger Ltd.	288,520	24,507
Transocean, Inc. (a)	235,600	24,969
Valero Energy Corp.	298,990	22,083

		120,826

Financial Services—12.8%
American Express Co.	304,970	18,658
American International Group, Inc.	262,820	18,405
CBOT Holdings, Inc., Class A	97,570	20,158
Chubb Corp.	323,810	17,531
Goldman Sachs Group, Inc.	80,430	17,433
JPMorgan Chase & Co.	374,640	18,151
Merrill Lynch & Co., Inc.	161,750	13,519
MetLife, Inc. (b)	283,740	18,296
Morgan Stanley	184,480	15,474
ProLogis, REIT	278,960	15,873
Prudential Financial, Inc. (b)	183,280	17,821
Travelers Cos., Inc.	351,920	18,828

		210,147

Healthcare—9.6%
Baxter International, Inc.	381,520	21,495
Bristol-Myers Squibb Co.	659,400	20,811

	Shares	Value (000s)

Express Scripts, Inc. (a)	429,360	$21,472
Medco Health Solutions, Inc. (a)(b)	254,140	19,820
Merck & Co., Inc.	376,130	18,731
Schering-Plough Corp.	650,910	19,814
UnitedHealth Group, Inc.	338,760	17,324
Zimmer Holdings, Inc. (a)	217,670	18,478

		157,945

Hotels/Gaming—1.1%
Starwood Hotels & Resorts
Worldwide, Inc.	266,700	17,887

Industrial—1.2%
Deere & Co.	169,830	20,505

Materials & Processing—6.0%
American Standard Cos., Inc.	338,460	19,962
Freeport-McMoRan Copper & Gold, Inc., Class B	271,490	22,485
International Paper Co. (b)	494,530	19,312
Precision Castparts Corp.	161,160	19,558
Vulcan Materials Co. (b)	154,270	17,670

		98,987

Multi-Media—1.2%
Walt Disney Co. (b)	566,290	19,333

Oil & Gas—1.2%
Exxon Mobil Corp.	240,390	20,164

Technology—28.0%
Amazon.com, Inc. (a)	263,930	18,055
Apple, Inc. (a)	258,620	31,562
Applied Materials, Inc.	978,000	19,433
BMC Software, Inc. (a)	602,470	18,255
Cisco Systems, Inc. (a)	1,137,970	31,692
Corning, Inc. (a)	885,030	22,612
Dell, Inc. (a)	710,000	20,270
eBay, Inc. (a)	560,910	18,050
EMC Corp. (a)(b)	1,301,820	23,563
Emerson Electric Co.	436,530	20,430
Harris Corp.	361,480	19,719
Hewlett-Packard Co.	569,290	25,402
International Business Machines Corp. (b)	202,120	21,273
Lam Research Corp. (a)(b)	413,810	21,270
MasterCard, Inc. (b)	134,840	22,366
MEMC Electronic Materials, Inc. (a)	248,170	15,168
Microsoft Corp.	979,210	28,857
National Semi-conductor Corp.	709,190	20,049
NVIDIA Corp	530,710	21,924
Oracle Corp.	1,002,820	19,766
Texas Instruments, Inc.	524,730	19,746

		459,462

Telecommunications—1.3%
AT&T, Inc. (b)	494,230	20,510

Transportation—1.2%
CH Robinson Worldwide, Inc. (b)	386,420	20,295

Utilities—1.1%
Constellation Energy Group, Inc.	212,290	18,505

Total Common Stock (cost—$1,390,943)		1,612,725

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—13.1%
Collateral Invested for Securities on Loan (c)—11.2%
Axon Group PLC, FRN (d),
5.419% due 6/6/08	$5,000	$5,000
5.425% due 5/6/08	10,000	9,999
5.445% due 6/18/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	20,000	20,000
Canadian Imperial Bank,
5.312% due 7/2/07	3,492	3,492
Cheyne Capital LLC (d),
5.435% due 5/13/08	10,000	9,999
5.436% due 6/5/08, FRN	5,000	4,999
CIT Group, Inc.,
5.464% due 5/9/08, FRN	10,000	10,008
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (d)	3,000	2,999
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	10,000	9,995
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
5.505% due 12/18/07 (d)	5,000	5,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07 (d)	5,000	5,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	10,000	10,000
K2, Inc., FRN (d),
5.323% due 2/26/08	1,000	1,000
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (d)	5,000	5,001
Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.41% due 3/3/08, FRN	3,000	3,000
5.445% due 9/28/07	3,000	3,000
5.445% due 12/28/07	15,000	15,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07 (d)	5,000	4,999
5.30% due 12/5/07	5,000	4,999
Sigma Finance, Inc., FRN (d),
5.43% due 12/6/07	10,000	10,000
5.43% due 5/16/08	10,000	10,002
Zane Funding LLC,
5.503% due 7/2/07	1,000	1,000

		184,499

Repurchase Agreement—1.9%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $31,437; collateralized by Federal Home Loan Bank, 5.75%, due 6/12/26, valued at $8,846 including accrued interest; and Fannie Mae, 5.945%, due 6/7/27, valued at $23,211 including accrued interest (cost—$31,424)	31,424	31,424

Total Short-Term Investments (cost—$215,927)		215,923

Total Investments (cost—$1,606,870)—111.2%		1,828,648

06.30.07	Allianz Funds Annual Report	19

Schedule of Investments (cont.)

CCM Capital Appreciation Fund

June 30, 2007

Value (000s)

Liabilities in excess of other assets—(11.2%)	$(184,342)

Net Assets—100.0%	$1,644,306

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $175,090; cash collateral of $183,892 was received with which the Fund purchased short-term investments.

(c) Securities purchased with the cash proceeds from the securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

20	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.0%
Advertising—1.1%
Lamar Advertising Co., Class A	242,250	$15,204

Aerospace—3.9%
Alliant Techsystems, Inc. (a)(b)	170,340	16,889
Goodrich Corp.	332,540	19,806
Rockwell Collins, Inc.	223,700	15,802

		52,497

Capital Goods—9.1%
Eaton Corp.	173,390	16,125
Fluor Corp. (b)	155,890	17,362
Goodyear Tire & Rubber Co. (a)	470,710	16,362
Harsco Corp.	360,830	18,763
Manitowoc Co., Inc.	242,960	19,529
Snap-On, Inc.	298,380	15,071
SPX Corp.	208,880	18,342

		121,554

Chemicals—2.6%
Celanese Corp.	478,430	18,554
FMC Corp	188,120	16,816

		35,370

Consumer Discretionary—11.3%
AnnTaylor Stores Corp. (a)	384,700	13,626
Coach, Inc. (a)	304,880	14,448
Dollar Tree Stores, Inc. (a)	363,200	15,817
GameStop Corp., Class A (a)	451,070	17,637
Kroger Co.	561,040	15,782
Newell Rubbermaid, Inc.	486,150	14,308
Nordstrom, Inc.	237,220	12,127
Polo Ralph Lauren Corp., Class A (b)	188,220	18,466
TJX Cos., Inc.	494,190	13,590
Yum! Brands, Inc.	463,800	15,176

		150,977

Consumer Services—2.6%
Owens-Illinois, Inc. (a)	481,470	16,852
Quanta Services, Inc. (a)(b)	565,970	17,358

		34,210

Consumer Staples—5.9%
Bare Escentuals, Inc. (a)(b)	456,770	15,599
Campbell Soup Co. (b)	357,710	13,883
Jarden Corp. (a)(b)	378,970	16,299
JM Smucker Co. (b)	272,700	17,360
Molson Coors Brewing Co. (b)	176,820	16,349

		79,490

Energy—9.3%
Cameron International Corp. (a)(b)	254,320	18,176
Frontier Oil Corp.	474,730	20,779
Grant Prideco, Inc. (a)(b)	318,980	17,171
Mirant Corp. (a)(b)	342,770	14,619
National-Oilwell Varco, Inc. (a)	175,350	18,279
Superior Energy Services (a)(b)	440,630	17,590
Tesoro Corp. (b)	302,910	17,311

		123,925

Environmental Services—0.9%
Allied Waste Industries, Inc. (a)(b)	938,000	12,625

Financial Services—9.0%
Affiliated Managers Group, Inc. (a)(b)	135,250	17,415
Ameriprise Financial, Inc.	268,450	17,065
CB Richard Ellis Group, Inc., Class A (a)	323,860	11,821

	Shares	Value (000s)

CBOT Holdings, Inc., Class A (b)	94,390	$19,501
CNA Financial Corp. (b)	360,980	17,215
Eaton Vance Corp. (b)	451,830	19,962
Unum Group (b)	663,990	17,337

		120,316

Healthcare—8.3%
AmerisourceBergen Corp.	304,020	15,040
C.R. Bard, Inc.	166,570	13,764
Dade Behring Holdings, Inc.	298,830	15,874
Express Scripts, Inc. (a)	351,420	17,575
Hospira, Inc. (a)	405,280	15,822
Intuitive Surgical, Inc. (a)(b)	115,920	16,086
Invitrogen Corp. (a)(b)	219,190	16,165

		110,326

Industrial—1.3%
AGCO Corp. (a)(b)	394,430	17,122

Materials & Processing—3.5%
Allegheny Technologies, Inc. (b)	148,080	15,531
Lubrizol Corp.	241,370	15,580
Precision Castparts Corp.	131,990	16,018

		47,129

Technology—24.1%
Ametek, Inc.	448,030	17,778
Amphenol Corp., Class A	396,520	14,136
Cadence Design Systems, Inc. (a)(b)	803,390	17,642
Cognizant Technology Solutions Corp. (a)	160,040	12,017
Cypress Semiconductor Corp. (a)(b)	737,930	17,186
Dolby Laboratories, Inc. (a)	468,630	16,594
F5 Networks, Inc. (a)	199,560	16,085
Factset Research Systems, Inc. (b)	250,180	17,100
Intersil Corp.	511,990	16,107
KLA-Tencor Corp. (b)	281,160	15,450
McAfee, Inc. (a)	479,280	16,871
Mettler Toledo International, Inc. (a)	149,610	14,289
Microchip Technology, Inc. (b)	393,170	14,563
NAVTEQ Corp. (a)	394,860	16,718
NCR Corp. (a)	311,620	16,373
NVIDIA Corp. (a)	416,230	17,195
Synopsys, Inc. (a)	525,010	13,876
Thermo Fisher Scientific, Inc. (a)(b)	317,500	16,421
Total System Services, Inc. (b)	601,670	17,755
VeriFone Holdings, Inc. (a)(b)	489,110	17,241

		321,397

Telecommunications—2.5%
Leap Wireless International, Inc. (a)(b)	199,230	16,835
Qwest Communications International, Inc. (a)(b)	1,670,450	16,203

		33,038

Transportation—1.4%
Ford Motor Co. (b)	1,930,480	18,185

Utilities—1.2%
NRG Energy, Inc. (a)(b)	392,480	16,315

Total Common Stock (cost—$1,126,334)		1,309,680

	Principal Amount (000s)	Value (000s)

SHORT-TERM INVESTMENTS—29.7%
Collateral Invested for Securities on Loan (c)—27.4%
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$10,000	$9,942
Axon Group PLC, FRN (d),
5.318% due 6/9/08	7,000	6,999
5.425% due 5/6/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	5,000	5,000
5.435% due 7/2/07	35,000	35,000
Bear Stearns Cos., Inc.,
5.495% due 7/2/07	15,000	15,000
5.575% due 7/2/07	15,000	15,000
Canadian Imperial Bank,
5.312% due 7/2/07	10,168	10,168
Cheyne Capital LLC (d),
5.435% due 5/13/08	10,000	9,999
5.436% due 6/5/08, FRN	5,000	4,999
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	50,000	50,000
Davis Square Funding III Corp.,
5.331% due 7/13/07	6,000	5,988
Deutsche Bank (Cayman) Ltd.,
5.36% due 7/2/07	19,618	19,618
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (d)	4,000	3,999
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	20,000	19,991
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	5,000	4,984
Goldman Sachs Group L.P.,
5.505% due 12/18/07 (d)	5,000	5,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07	5,000	5,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	10,000	10,000
K2, Inc., FRN (d),
5.323% due 2/26/08	1,000	1,000
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (d)	5,000	5,001
Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	5,000	5,000
Morgan Stanley,
5.41% due 3/3/08, FRN	3,000	3,000
5.435% due 8/17/07	5,000	5,000
5.445% due 9/28/07	10,000	10,000
5.445% due 12/28/07	20,000	20,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07 (d)	10,000	9,999
Salomon Smith Barney, Inc.,
5.475% due 7/2/07	5,000	5,000
Sigma Finance, Inc., FRN (d),
5.43% due 12/6/07	20,000	20,000
5.43% due 5/16/08	10,000	10,002
Zane Funding LLC,
5.503% due 7/2/07	10,000	9,995

		365,663

06.30.07	Allianz Funds Annual Report	21

Schedule of Investments (cont.)

CCM Mid-Cap Fund

June 30, 2007

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $31,499; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $32,120 including accrued interest (cost—$31,486)	$31,486	$31,486

Total Short-Term Investments (cost—$397,117)		397,149

Total Investments (cost—$1,523,451)—127.7%		1,706,829

Liabilities in excess of other assets—(27.7%)		(370,465)

Net Assets—100.0%		$1,336,364

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $355,101; cash collateral of $364,453 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.

22	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.2%
Brazil—1.2%
Unibanco - Uniao de Bancos Brasileiros S.A. GDR	5,200	$587

China—2.4%
AAC Acoustic Technology Holdings, Inc. (a)	348,000	392
China Mobile Ltd.	72,500	782

		1,174

Finland—1.1%
Outotec Oyj	10,425	572

France—6.2%
Alcatel S.A. ADR	34,600	484
AXA S.A.	19,480	837
Total S.A.	10,777	874
Veolia Environnement	11,100	872

		3,067

Germany—5.3%
Commerzbank AG	10,519	505
Continental AG	5,353	756
Henkel KGaA	12,873	615
Siemens AG	5,253	756

		2,632

Greece—0.8%
OPAP S.A.	11,480	406

Hong Kong—4.5%
Hang Lung Properties Ltd.	113,000	390
Hutchison Whampoa Ltd.	43,000	427
Jardine Matheson Holdings Ltd.	30,800	734
Kowloon Development Co., Ltd.	187,000	373
Melco International Development	194,000	288

		2,212

Indonesia—1.0%
PT Indosat Tbk.	666,500	479

Ireland—1.1%
Icon PLC ADR (a)	12,100	529

Italy—1.7%
Unicredito Italiano SpA	93,276	833

Japan—10.3%
Aichi Corp.	31,900	436
Asics Corp.	35,000	433
Chugai Pharmaceutical Co., Ltd.	18,800	338
Geo Corp.	156	264
Joint Corp.	16,800	527
Mitsubishi Tokyo Financial Group, Inc.	53	584
NGK Spark Plug Co., Ltd.	16,000	278
Nisshinbo Industries, Inc.	25,000	349
Nitori Co., Ltd.	9,200	459
Rakuten, Inc.	670	225
Sony Corp. ADR	14,300	735
Sumco Corp.	9,500	476

		5,104

Netherlands—3.5%
Koninklijke Ahold NV (a)	50,516	634
Koninklijke (Royal) Philips Electronics NV	13,897	589
Royal Numico NV	9,916	515

		1,738

South Korea—2.8%
Kookmin Bank	6,585	578
Osstem Implant Co., Ltd. (a)	8,173	385

	Shares	Value (000s)

Samsung Electronics Co., Ltd.	735	$449

		1,412

Spain—1.6%
Tecnicas Reunidas S.A.	11,849	796

Sweden—1.6%
Telefonaktiebolaget LM Ericsson, Class B	202,000	806

Switzerland—7.2%
Adecco S.A.	5,315	411
Credit Suisse Group	7,689	546
Nestle S.A.	2,235	849
Panalpina Welttransport Holding AG	1,922	406
Roche Holdings AG	4,786	848
Sika AG	250	508

		3,568

Taiwan—0.9%
United Microelectronics Corp. ADR	130,400	446

United Kingdom—8.1%
ARM Holdings PLC	218,250	639
IG Group Holdings PLC	105,678	624
International Power PLC	79,254	681
Reed Elsevier PLC	44,969	581
Standard Chartered PLC	28,632	934
Wellstream Holdings PLC (a)	62,880	538

		3,997

United States—35.9%
3M Co.	7,500	651
Abercrombie & Fitch Co., Class A	6,800	496
Affiliated Managers Group, Inc. (a)	4,500	579
Ansys, Inc. (a)	23,400	620
Apollo Investment Corp.	26,000	560
Apple, Inc. (a)	7,200	879
Assurant, Inc.	10,300	607
Boeing Co.	7,700	740
Cerner Corp. (a)	6,400	355
Corning, Inc. (a)	34,500	881
DaVita, Inc. (a)	6,100	329
Genzyme Corp. (a)	9,900	638
Helmerich & Payne, Inc.	21,800	772
Hess Corp.	14,000	825
ITT Industries, Inc.	8,400	574
Limited Brands, Inc.	18,800	516
Morgan Stanley	5,800	487
Occidental Petroleum Corp.	13,900	805
Oracle Corp. (a)	36,800	725
Praxair, Inc.	8,600	619
Psychiatric Solutions, Inc. (a)	15,300	555
QUALCOMM, Inc.	10,300	447
Spansion LLC (a)	37,900	421
Thermo Fisher Scientific, Inc. (a)	12,200	631
Volcom, Inc. (a)	15,700	787
Waters Corp. (a)	10,400	617
Wyeth	14,300	820
XTO Energy, Inc.	13,200	793

		17,729

Total Common Stock (cost—$42,076)		48,087

WARRANTS (a)—1.1%
	Units
Taiwan—1.1%
Merrill Lynch—Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (cost—$388)	63,880	551

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—1.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $733; collateralized by Fannie Mae 5.05%, due 4/28/15, valued at $749 including accrued interest (cost—$733)	$733	$733

Total Investments (cost—$43,197) (b)—99.8%		49,371

Other assets less liabilities—0.2%		80

Net Assets—100.0%		$49,451

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities with an aggregate value of $25,303, representing 51.17% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	23

Schedule of Investments

NACM International Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.4%
Australia—1.6%
Coca-Cola Amatil Ltd.	289,835	$2,340
David Jones Ltd.	441,761	2,081
OneSteel Ltd.	905,033	4,923
Pacific Brands Ltd.	855,183	2,497

		11,841

Austria—1.1%
RHI AG (a)	110,032	6,006
Voestalpine AG (b)	26,130	2,196

		8,202

Belgium—0.5%
Tessenderlo Chemie NV	60,617	3,699

China—0.6%
China Resources Power Holdings Co.	966,000	2,313
Lee & Man Paper Manufacturing Ltd.	712,000	1,972

		4,285

Denmark—0.2%
FLSmidth & Co. A/S	22,600	1,770

Finland—2.0%
Kesko Oyj	56,217	3,730
Outokumpu Oyj	324,200	10,904

		14,634

France—7.1%
Air France-KLM	49,120	2,286
BNP Paribas	120,308	14,291
Business Objects S.A. (a)	37,000	1,445
Credit Agricole S.A.	123,300	5,003
Peugeot S.A.	59,614	4,802
Renault S.A.	83,428	13,381
SEB S.A.	7,683	1,398
Total S.A.	120,926	9,804

		52,410

Germany—6.9%
Adidas AG	74,650	4,718
BASF AG	86,981	11,424
DaimlerChrysler AG	39,200	3,627
Deutsche Bank AG (b)	135,835	19,771
Salzgitter AG	9,332	1,806
ThyssenKrupp AG	161,537	9,621

		50,967

Greece—0.3%
National Bank of Greece S.A.	43,800	2,494

Hong Kong—2.2%
Cathay Pacific Airways Ltd.	2,226,000	5,536
Cheung Kong Ltd.	112,000	1,469
Foxconn International Holdings Ltd. (a)	766,000	2,185
Hang Lung Group Ltd.	465,000	2,100
Orient Overseas International Ltd.	510,500	4,932

		16,222

Ireland—0.7%
Anglo Irish Bank Corp. PLC	238,794	4,856

Italy—3.8%
Banca Popolare di Verona e Novara S.c.r.l. (b)	49,792	1,432
Banche Popolari Unite S.c.r.l.	413,449	10,509
Enel SpA	613,134	6,590
Eni SpA	150,982	5,474
Indesit Co. SpA	166,200	3,872

		27,877

	Shares	Value (000s)

Japan—24.3%
Brother Industries Ltd.	614,000	$9,016
Canon, Inc.	113,500	6,656
FUJIFILM Holdings Corp.	272,300	12,171
Hitachi Metals Ltd.	132,000	1,446
Itochu Corp.	1,092,000	12,645
Japan Radio Co., Ltd.	417,000	1,594
JFE Holdings, Inc.	49,300	3,064
KDDI Corp.	570	4,223
Kyowa Hakko Kogyo Co., Ltd.	145,000	1,368
Marubeni Corp.	1,553,000	12,775
Mitsui & Co., Ltd.	300,000	5,987
Mitsumi Electric Co., Ltd.	61,900	2,218
Nintendo Co., Ltd.	47,700	17,403
Nippon Chemi-Con Corp.	264,000	2,239
Nippon Steel Corp.	491,000	3,454
Nippon Suisan Kaisha Ltd.	259,900	1,665
Nippon Yusen KK (b)	1,314,000	12,051
Nipro Corp. (b)	700	15
NOK Corp.	72,300	1,526
Sony Corp. (b)	288,300	14,799
Star Micronics Co., Ltd.	85,000	2,268
Sumitomo Corp.	517,000	9,426
Sumitomo Metal Industries Ltd.	1,572,000	9,242
Taiyo Yuden Co., Ltd. (b)	344,000	7,957
TDK Corp.	54,200	5,246
Toyota Motor Corp.	307,000	19,361

		179,815

Netherlands—1.5%
Koninklijke (Royal) KPN NV	219,426	3,641
USG People NV (b)	155,463	7,294

		10,935

New Zealand—0.4%
Fletcher Building Ltd.	307,500	2,929

Norway—0.3%
Renewable Energy Corp. AS (a)(b)	64,000	2,479

Singapore—1.8%
Jardine Cycle & Carriage Ltd.	188,000	1,932
Singapore Airlines Ltd.	487,000	5,985
Venture Corp. Ltd.	296,000	3,034
Wing Tai Holdings Ltd.	793,000	2,065

		13,016

Spain—2.2%
ACS Actividades Construcciones y Servicios S.A.	104,010	6,613
Mapfre S.A.	1,259,035	6,230
Sacyr Vallehermoso S.A. (b)	31,827	1,527
Telefonica S.A. (b)	95,275	2,120

		16,490

Sweden—7.6%
Alfa Laval AB	62,200	3,748
Electrolux AB, Ser. B (b)	60,900	1,442
Hennes & Mauritz AB, Ser. B	225,350	13,324
Nordea Bank AB	215,400	3,364
Sandvik AB	182,300	3,674
SAS AB (a)	225,000	5,174
Skandinaviska Enskilda Banken AB, Class B	294,400	9,479
Ssab Svenskt Stal AB, Ser. A	47,700	1,949
Swedbank AB	47,600	1,720
Trelleborg AB	260,400	7,166
Volvo AB, Ser. B	159,850	3,178
Wihlborgs Fastigheter AB	107,800	1,901

		56,119

Switzerland—10.6%
Actelion Ltd. (a)(b)	101,672	4,528
Nestle S.A.	47,306	17,975

	Shares	Value (000s)

Roche Holdings AG	83,266	$14,754
Swatch Group AG	7,396	2,101
Swiss Reinsurance	192,844	17,587
Temenos Group AG (a)	181,472	4,368
Zurich Financial Services AG	55,905	17,282

		78,595

United Kingdom—22.7%
3i Group PLC	236,976	5,516
Alliance & Leicester PLC	261,395	5,779
Barclays PLC	853,267	11,871
BHP Billiton PLC	92,700	2,575
BT Group PLC	2,273,561	15,132
Cookson Group PLC	113,042	1,601
De La Rue PLC	233,390	3,631
Galiform PLC (a)	815,810	2,221
Game Group PLC	1,215,432	4,061
HBOS PLC	735,089	14,458
Imperial Tobacco Group PLC	88,805	4,094
Kazakhmys PLC	164,458	4,140
Lloyds TSB Group PLC	206,083	2,291
Michael Page International PLC	159,135	1,672
Next PLC	247,334	9,930
Old Mutual PLC	2,859,200	9,635
Reckitt Benckiser PLC	75,056	4,109
Royal Bank of Scotland Group PLC	844,167	10,681
Royal Dutch Shell PLC, Class A	182,763	7,440
Royal Dutch Shell PLC, Class B	512,217	21,352
Standard Life PLC	512,511	3,383
WM Morrison Supermarkets PLC	2,571,018	15,528
Xstrata PLC	105,880	6,304

		167,404

Total Common Stock (cost—$654,832)		727,039

SHORT-TERM INVESTMENTS—8.3%
Collateral Invested for Securities on Loan (d)—7.8%
Allianz Dresdner Daily Asset Fund (e)	57,531,534	57,532

	Principal Amount (000s)
Repurchase Agreement—0.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $4,065; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $4,145 including accrued interest (cost—$4,063)	$4,063	4,063

Total Short Investments (cost—$61,595)—8.3%		61,595

Total Investments (cost—$716,427) (c)—106.7%		788,634

Liabilities in excess of other assets—(6.7%)		(49,855)

Net Assets—100.0%		$738,779

24	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

NACM International Fund

June 30, 2007

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $55,076; cash collateral of $57,532 was received with which the Fund purchased short-term investments.

(c) Securities with an aggregate value of $722,672, representing 97.82% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

(d) Security purchased with cash proceeds from security on loan.

(e) Affiliated fund.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	25

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—95.2%
Consumer Discretionary—8.9%
CBS Corp. (a)	4,500,000	$149,940
Gannett Co., Inc.	3,800,000	208,810
Mattel, Inc. (a)	4,045,500	102,311
Stanley Works (a)	2,800,000	169,960
V.F. Corp. (a)	1,498,800	137,260

		768,281

Consumer Staples—12.5%
Altria Group, Inc. (a)	2,700,000	189,378
Anheuser-Busch Cos., Inc.	3,500,000	182,560
Coca-Cola Co.	3,500,000	183,085
Kimberly-Clark Corp.	2,300,000	153,847
Kraft Foods, Inc., Class A	5,000,000	176,250
Reynolds American, Inc. (a)	3,000,000	195,600

		1,080,720

Energy—19.2%
Anadarko Petroleum Corp. (a)	4,000,000	207,960
Chevron Corp.	2,423,400	204,147
ConocoPhillips	2,500,000	196,250
GlobalSantaFe Corp.	3,000,000	216,750
Marathon Oil Corp. (a)	2,902,200	174,016
Occidental Petroleum Corp.	3,400,000	196,792
PetroChina Co., Ltd. ADR (a)	1,700,000	252,756
Petroleo Brasileiro S.A. ADR (a)	1,814,500	220,045

		1,668,716

Financial Services—23.2%
Allstate Corp.	3,000,000	184,530
Bank of America Corp.	3,600,000	176,004
Duke Realty Corp., REIT (a)	791,000	28,215
Freddie Mac	2,700,000	163,890
JPMorgan Chase & Co.	2,600,000	125,970
Key Corp. (a)	4,000,000	137,320
Lincoln National Corp.	2,300,000	163,185
Merrill Lynch & Co., Inc.	1,555,100	129,975
Morgan Stanley	377,300	31,648
Regions Financial Corp. (a)	8,500,000	281,350
Travelers Cos., Inc.	3,000,000	160,500
Wachovia Corp.	3,800,000	194,750
Washington Mutual, Inc. (a)	5,500,000	234,520

		2,011,857

Healthcare—9.5%
GlaxoSmithKline PLC ADR	6,500,000	340,405
Merck & Co., Inc.	3,500,000	174,300
Pfizer, Inc.	12,000,000	306,840

		821,545

Industrial—3.9%
Norfolk Southern Corp.	3,500,000	183,995
RR Donnelley & Sons Co.	3,700,000	160,987

		344,982

Information Technology—4.8%
International Business Machines Corp. (a)	1,800,000	189,450
Seagate Technology, Inc. (a)	10,500,000	228,585

		418,035

Materials & Processing—3.8%
Dow Chemical Co.	7,500,000	331,650

Telecommunications—6.0%
AT&T, Inc. (a)	4,400,000	182,600
Verizon Communications, Inc.	4,000,000	164,680
Windstream Corp. (a)	11,500,000	169,740

		517,020

	Shares	Value (000s)

Utilities—3.4%
KeySpan Corp.	786,000	$32,996
Sempra Energy	1,915,000	113,425
TXU Corp.	2,200,000	148,060

		294,481

Total Common Stock (cost—$7,422,912)		8,257,287

SHORT-TERM INVESTMENTS—13.6%
Collateral Invested for Securities on Loan (c)—9.0%
Allianz Dresdner Daily
Asset Fund (d)	71,000,000	71,000

	Principal Amount (000s)
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$47,000	46,729
Altius I Funding Corp.,
5.347% due 8/14/07	15,000	14,898
Anglo Irish Bank,
5.35% due 2/5/08, FRN (b)	45,000	45,000
Axon Group PLC, FRN (b),
5.318% due 6/9/08	25,000	24,997
5.32% due 2/25/08	25,000	24,998
5.425% due 5/6/08	40,000	39,996
5.435% due 6/6/08	20,000	20,000
5.445% due 6/18/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	40,000	40,000
Bavaria TRR Corp.,
5.362% due 7/12/07	25,000	24,952
Bavaria Universal Funding,
5.329% due 7/16/07	5,000	4,987
Canadian Imperial Bank,
5.313% due 7/2/07	28,733	28,733
Cheyne Capital LLC,
5.436% due 6/5/08, FRN (b)	5,000	4,999
CIT Group, Inc.,
5.464% due 5/9/08, FRN	12,000	12,010
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (b)	5,000	4,998
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	20,000	19,991
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	12,000	11,963
Goldman Sachs Group L.P.,
5.505% due 12/18/07 (b)	18,000	18,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (b)	8,000	8,000
Harrier Finance Funding U.S. LLC,
5.301% due 8/14/07 (b)	45,000	44,998
HBOS Treasury Services PLC,
5.31% due 7/17/07	5,000	5,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (b)	10,000	10,000
K2, Inc., FRN (b),
5.323% due 2/26/08	2,000	1,999
5.425% due 4/9/08	25,000	24,998
5.431% due 5/23/08	5,000	5,001
Links Finance LLC, FRN (b),
5.30% due 4/1/08	9,000	9,001
5.437% due 8/15/07	20,000	20,002

	Principal Amount (000s)	Value (000s)

Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	$10,000	$10,000
Morgan Stanley,
5.41% due 3/3/08, FRN	2,000	2,000
5.445% due 9/28/07	32,000	32,000
5.445% due 12/28/07	27,000	27,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (b)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07 (b)	30,000	29,997
Sigma Finance, Inc., FRN (b),
5.43% due 12/6/07	30,000	30,000
5.43% due 5/16/08	30,000	30,007
Zane Funding LLC,
5.503% due 7/2/07	15,000	14,993

		783,225

Repurchase Agreement—4.6%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $398,647; collateralized by Fannie Mae, 5.05%-6.50%, due 4/28/15- 7/26/16, valued at $152,118 including accrued interest; Federal Home Loan Bank, 5.857%-6.05%, due 2/21/17-3/2/17, valued at $80,432 including accrued interest; and Freddie Mac, 5.55%, due 10/4/16, valued at $173,906 including accrued interest (cost—$398,484)	398,484	398,484

Total Short-Term Investments (cost—$1,181,574)		1,181,709

Total Investments (cost—$8,604,486)—108.8%		9,438,996

Liabilities in excess of other assets—(8.8%)		(768,075)

Net Assets—100.0%		$8,670,921

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $762,905; cash collateral of $781,678 was received with which the Fund purchased short-term investments.

(b) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

26	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—94.2%
Consumer Discretionary—12.7%
Carnival Corp., UNIT	116,100	$5,662
CBS Corp. (a)	342,100	11,399
Fortune Brands, Inc. (a)	68,900	5,675
Gannett Co., Inc. (a)	207,200	11,386
General Motors Corp. (a)	218,000	8,240
Harley-Davidson, Inc. (a)	94,100	5,609
Home Depot, Inc.	141,800	5,580
Limited Brands, Inc.	130,900	3,593
Macy’s, Inc.	143,400	5,705
McDonald’s Corp.	111,800	5,675
Paccar, Inc.	62,900	5,475

		73,999

Consumer Staples—6.8%
Altria Group, Inc.	163,700	11,482
Anheuser-Busch Cos., Inc.	106,900	5,576
Archer-Daniels-Midland Co.	172,500	5,708
Coca-Cola Enterprises, Inc.	239,100	5,738
Kimberly-Clark Corp.	168,400	11,264

		39,768

Energy—13.7%
Apache Corp. (a)	208,900	17,044
ConocoPhillips	220,300	17,293
GlobalSantaFe Corp.	156,500	11,307
Halliburton Co.	164,200	5,665
Occidental Petroleum Corp.	296,700	17,173
Valero Energy Corp.	153,000	11,301

		79,783

Financial Services—28.0%
Allstate Corp.	369,800	22,746
Bank of America Corp.	348,800	17,053
Citigroup, Inc.	331,800	17,018
Countrywide Financial Corp.	179,500	6,525
Freddie Mac	176,500	10,714
Lehman Brothers Holdings, Inc.	226,700	16,894
MetLife, Inc. (a)	261,400	16,855
ProLogis, REIT	83,900	4,774
Travelers Cos., Inc.	319,300	17,082
Wachovia Corp.	331,000	16,964
Washington Mutual, Inc. (a)	396,600	16,911

		163,536

Healthcare—7.7%
Cigna Corp.	216,700	11,316
Johnson & Johnson	182,700	11,258
Merck & Co., Inc.	229,500	11,429
Pfizer, Inc.	436,600	11,164

		45,167

Industrial—7.8%
3M Co.	65,800	5,711
Burlington Northern Santa Fe Corp.	67,200	5,721
Deere & Co.	94,900	11,458
General Electric Co.	149,800	5,734
Masco Corp. (a)	195,700	5,572
Northrop Grumman Corp.	147,200	11,463

		45,659

Information Technology—1.0%
Hewlett-Packard Co.	127,300	5,680

Materials & Processing—7.7%
Alcoa, Inc.	291,100	11,798
Dow Chemical Co.	379,600	16,786
Freeport-McMoRan Copper & Gold,
Inc., Class B	127,814	10,586
PPG Industries, Inc.	75,000	5,708

		44,878

	Shares	Value (000s)

Telecommunications—4.9%
AT&T, Inc.	282,600	$11,728
Verizon Communications, Inc.	412,100	16,966

		28,694

Utilities—3.9%
Edison International	98,700	5,539
TXU Corp.	252,700	17,007

		22,546

Total Common Stock (cost—$505,072)		549,710

SHORT-TERM INVESTMENTS—12.8%
Collateral Invested for Securities on Loan (b)—5.7%
Allianz Dresdner Daily Asset Fund (c)	33,099,944	33,100

	Principal Amount (000s)
Repurchase Agreement—7.1%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $41,618; collateralized by Fannie Mae 5.55%-5.945%, due 6/7/27-7/10/28, valued at $42,438 including accrued interest (cost—$41,601)	$41,601	41,601

Total Short-Term Investments (cost—$74,701)		74,701

Total Investments (cost—$579,773)—107.0%		624,411

Liabilities in excess of other assets—(7.0%)		(40,663)

Net Assets—100.0%		$583,748

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $32,215; cash collateral of $33,100 was received with which the Fund purchased short-term investments.

(b) Securities purchased with cash proceeds from securities on loan.

(c) Affiliated fund.

Glossary:
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	27

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—93.3%
Consumer Discretionary—5.9%
ArvinMeritor, Inc. (a)	2,083,000	$46,243
Brown Shoe Co., Inc.	666,750	16,215
Cato Corp., Class A (a)	1,445,500	31,714
CKE Restaurants, Inc.	150,000	3,010
Ethan Allen Interiors, Inc. (a)	1,371,200	46,964
Kellwood Co. (a)	768,700	21,616
Lancaster Colony Corp. (a)	690,000	28,904
Sonic Automotive, Inc. (a)	1,428,400	41,381
Thor Industries, Inc. (a)	1,062,400	47,957

		284,004

Consumer Staples—7.8%
Corn Products International, Inc.	1,393,000	63,312
JM Smucker Co.	926,500	58,981
Loews Corp. Carolina Group	753,000	58,184
PepsiAmericas, Inc.	2,060,200	50,598
Pilgrim’s Pride Corp. (a)	1,233,900	47,098
Ruddick Corp. (a)	1,280,700	38,575
Universal Corp. (a)	941,500	57,356

		374,104

Energy—12.0%
Berry Petroleum Co., Class A (a)	1,533,400	57,778
Buckeye Partners L.P., UNIT (a)	915,000	46,958
Cabot Oil & Gas Corp. (a)	1,500,000	55,320
Cimarex Energy Co.	1,106,900	43,623
Frontier Oil Corp.	1,120,300	49,036
Holly Corp. (a)	816,100	60,546
Lufkin Industries, Inc.	480,600	31,023
Magellan Midstream Partners L.P., UNIT (a)	1,234,000	57,480
NuStar Energy L.P., UNIT (a)	395,000	27,057
St. Mary Land & Exploration Co.	1,322,000	48,412
Suburban Propane Partners L.P. (a)	268,100	12,834
TC Pipelines L.P., UNIT (a)	181,400	7,153
Tidewater, Inc. (a)	689,000	48,836
Tsakos Energy Navigation Ltd. (a)	104,500	7,306
Western Refining, Inc. (a)	395,000	22,831

		576,193

Financial Services—18.2%
Advance America, Cash Advance Centers, Inc. (a)	2,000,900	35,496
American Equity Investment Life Holding Co. (a)	1,443,300	17,435
American Financial Group, Inc. (a)	1,383,000	47,229
BancorpSouth, Inc.	1,155,000	28,251
Bank of Hawaii Corp.	908,100	46,894
CBL & Associates Properties, Inc., REIT	1,190,000	42,899
Cullen/Frost Bankers, Inc.	918,300	49,102
Delphi Financial Group, Inc.,
Class A (a)	1,064,500	44,517
Equity One, Inc., REIT (a)	1,658,800	42,382
First Charter Corp.	511,900	9,967
First Industrial Realty Trust, Inc., REIT (a)	992,000	38,450
FirstMerit Corp. (a)	414,900	8,684
Healthcare Realty Trust, Inc., REIT (a)	1,535,000	42,642
Hilb Rogal & Hobbs Co. (a)	1,087,000	46,589
HRPT Properties Trust, REIT (a)	3,995,000	41,548
Infinity Property & Casualty Corp. (a)	319,200	16,193

	Shares	Value (000s)

Kingsway Financial Services, Inc. (a)	677,100	$12,513
LandAmerica Financial Group, Inc. (a)	219,900	21,218
National Penn Bancshares, Inc. (a)	858,000	14,311
Nationwide Health Properties, Inc., REIT (a)	1,480,000	40,256
Ohio Casualty Corp.	1,258,200	54,493
Old National Bancorp (a)	799,500	13,280
Potlatch Corp., REIT (a)	1,069,038	46,022
Provident Bankshares Corp. (a)	1,083,000	35,501
Susquehanna Bancshares, Inc. (a)	940,000	21,028
TierOne Corp.	309,600	9,319
Washington Federal, Inc.	1,905,000	46,311

		872,530

Healthcare—2.5%
Hillenbrand Industries, Inc. (a)	590,000	38,350
Invacare Corp. (a)	1,200,000	21,996
Owens & Minor, Inc. (a)	1,321,000	46,155
West Pharmaceutical Services, Inc. (a)	285,000	13,438

		119,939

Industrial—23.2%
Acuity Brands, Inc.	832,000	50,153
Albany International Corp., Class A (a)	1,101,500	44,545
Arkansas Best Corp. (a)	1,136,100	44,274
Barnes Group, Inc. (a)	1,848,000	58,545
Briggs & Stratton Corp. (a)	1,272,200	40,151
Crane Co.	1,231,000	55,949
Curtiss-Wright Corp. (a)	1,408,400	65,645
DRS Technologies, Inc. (a)	985,400	56,434
DryShips, Inc. (a)	241,300	10,468
Excel Maritime Carriers Ltd.	374,900	9,440
Frontline Ltd. (a)	1,400,000	64,190
General Maritime Corp. (a)	1,266,200	33,909
Harsco Corp.	937,000	48,724
Kennametal, Inc.	778,900	63,893
Lennox International, Inc.	1,237,000	42,342
Lincoln Electric Holdings, Inc. (a)	854,000	63,401
Mueller Industries, Inc.	1,108,000	38,159
Quintana Maritime Ltd. (a)	582,700	9,218
Regal-Beloit Corp. (a)	975,500	45,400
Schawk, Inc. (a)	576,900	11,550
Simpson Manufacturing Co., Inc. (a)	1,285,200	43,363
Skywest, Inc.	1,766,000	42,084
Teekay Shipping Corp. (a)	388,700	22,510
Teleflex, Inc.	626,600	51,243
Universal Forest Products, Inc. (a)	519,200	21,941
Werner Enterprises, Inc. (a)	2,409,000	48,541
World Fuel Services Corp. (a)	599,200	25,202

		1,111,274

Information Technology—2.9%
Landauer, Inc.	311,400	15,337
Methode Electronics, Inc. (a)	1,196,300	18,722
Park Electrochemical Corp.	662,100	18,658
Technitrol, Inc.	1,045,000	29,960
Tektronix, Inc. (a)	1,597,700	53,906

		136,583

Materials & Processing—11.8%
Agnico-Eagle Mines Ltd. (a)	1,285,000	46,902
Bemis Co., Inc.	839,600	27,858
Cleveland-Cliffs, Inc. (a)	871,200	67,666
Commercial Metals Co.	1,754,000	59,233

	Shares	Value (000s)

Iamgold Corp. (a)	6,414,900	$49,138
Lubrizol Corp.	905,000	58,418
Methanex Corp. (a)	1,914,500	48,130
Quanex Corp. (a)	1,002,500	48,822
Royal Gold, Inc. (a)	1,346,600	32,009
RPM International, Inc. (a)	2,166,600	50,070
Sensient Technologies Corp. (a)	1,640,000	41,640
Sonoco Products Co.	464,500	19,885
Westlake Chemical Corp. (a)	545,100	15,328

		565,099

Telecommunications—0.8%
Iowa Telecommunications Services, Inc. (a)	1,678,000	38,141

Transportation—0.0%
Genco Shipping & Trading Ltd. (a)	58,000	2,393

Utilities—8.2%
Atmos Energy Corp.	1,380,000	41,483
Cleco Corp. (a)	1,577,000	38,637
Energen Corp.	1,096,000	60,214
National Fuel Gas Co. (a)	1,130,000	48,940
Southwest Gas Corp.	890,000	30,091
UGI Corp.	1,715,000	46,785
Vectren Corp.	1,400,000	37,702
Westar Energy, Inc. (a)	1,770,000	42,976
WGL Holdings, Inc. (a)	1,349,700	44,054

		390,882

Total Common Stock (cost—$3,227,906)		4,471,142

SHORT-TERM INVESTMENTS—40.1%
Collateral Invested for Securities on Loan (c)—33.6%
Allianz Dresdner Daily Asset Fund (d)	80,000,000	80,000
	Principal Amount (000s)
Adirondack 2005-1 Corp.,
5.354% due 8/7/07	$43,000	42,752
Anglo Irish Bank,
5.35% due 2/5/08, FRN (b)	20,000	20,000
Axon Group PLC, FRN (b),
5.318% due 6/9/08	50,000	49,995
5.419% due 6/6/08	20,000	20,000
5.425% due 5/6/08	20,000	19,998
5.435% due 6/6/08	30,000	30,000
5.445% due 6/18/08	10,000	9,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	64,500	64,500
5.435% due 7/2/07	87,000	87,000
Bavaria TRR Corp.,
5.341% due 7/19/07	39,000	38,884
Bavaria Universal Funding,
5.329% due 7/16/07	30,000	29,925
5.33% due 7/16/07	31,900	31,820
Bear Stearns Cos., Inc.,
5.42% due 2/15/08	89,000	89,000
5.495% due 7/2/07	20,000	20,000
5.575% due 7/2/07	72,000	72,000
Canadian Imperial Bank,
5.313% due 7/2/07	49,414	49,414
Cheyne Capital LLC (b),
5.435% due 5/13/08	13,000	12,999
5.436% due 6/6/08, FRN	5,000	4,999
CIT Group, Inc., FRN,
5.464% due 5/9/08	1,000	1,001
5.606% due 5/9/08	3,000	3,002
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	165,000	165,000

28	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont’d.)

NFJ Small-Cap Value Fund

June 30, 2007

	Principal Amount (000s)	Value (000s)
Davis Square Funding III Corp.,
5.331% due 7/13/07	$5,000	$4,990
Dorada Finance, Inc.,
5.30% due 4/25/08, FRN (b)	8,000	7,997
Fenway Partners Capital Fund L.P.,
5.503% due 7/2/07	25,000	24,989
General Electric Capital Corp.,
5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp.,
5.315% due 7/20/07	12,000	11,963
Goldman Sachs Group L.P., FRN,
5.436% due 12/28/07	25,000	25,018
5.505% due 12/18/07 (b)	35,000	35,000
Goldman Sachs Group L.P., Series 2
5.37% due 9/15/07, FRN (b)	10,000	10,000
Harrier Finance Funding U.S. LLC (b),
5.301% due 8/14/07	25,000	24,999
5.437% due 2/5/08, FRN	15,000	15,002
HBOS Treasury Services PLC,
5.31% due 7/17/07	35,000	35,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (b)	24,000	24,000
K2, Inc., FRN (b),
5.323% due 2/26/08	2,000	1,999
5.425% due 4/9/08	25,000	24,997
5.431% due 5/23/08	5,000	5,001
Links Finance LLC,
5.30% due 4/1/08, FRN (b)	10,000	10,001
Merrill Lynch & Co.,
5.33% due 7/27/07, FRN	10,000	10,000
Morgan Stanley,
5.41% due 3/3/08, FRN	10,000	10,000
5.435% due 8/17/07	63,000	63,000
5.445% due 9/28/07	45,000	45,000
5.445% due 12/28/07	51,000	51,000
Morrigan TRR Funding LLC,
5.364% due 7/31/07	5,000	4,976
Northern Rock PLC,
5.38% due 8/3/07, FRN (b)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 8/22/07, FRN (b)	25,000	24,997
5.30% due 12/5/07	5,000	4,999
5.301% due 7/16/07 (b)	20,000	19,998
5.305% due 11/2/07 (b)	20,000	19,996
Salomon Smith Barney, Inc.,
5.475% due 7/2/07	24,000	24,000
Sigma Finance, Inc., FRN (b),
5.424% due 5/16/08	2,000	2,000
5.43% due 12/6/07	35,000	35,000
5.43% due 5/16/08	45,000	45,011
Toyota Motor Credit Corp.,
5.30% due 7/19/07, FRN	18,000	18,000
Zane Funding LLC,
5.503% due 7/2/07	24,000	23,989

		1,610,213

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—6.5%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $308,911; collateralized by Fannie Mae, 4.625%-5.55%, due 5/22/12-1/2/14, valued at $93,272 including accrued interest; and by Federal Home Loan Bank, 4.00%-5.625%, due 5/21/13-3/14/36, valued at $62,291 including accrued interest; and Freddie Mac, 5.40%, due 6/4/12, valued at $159,400 including accrued interest (cost—$308,785)	$308,785	$308,785

Total Short-Term Investments (cost—$1,918,830)		1,918,998

Total Investments (cost—$5,146,736)—133.4%		6,390,140

Liabilities in excess of other assets—(33.4%)		(1,599,204)

Net Assets—100.0%		$4,790,936

Notes to Schedule of Investments (amounts in thousands):
(a) All or portion of securities on loan with an aggregate market value of $1,562,310; cash collateral of $1,606,827 was received with which the Fund purchased short-term investments.

(b) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	29

Schedule of Investments

OCC Equity Premium Strategy Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—96.2%
Aerospace—5.2%
Boeing Co. (a)	23,000	$2,212
United Technologies Corp.	20,500	1,454

		3,666

Building—1.8%
Centex Corp. (c)	31,400	1,259

Capital Goods—4.5%
Illinois Tool Works, Inc.	29,600	1,604
Textron, Inc. (a)	14,500	1,597

		3,201

Consumer Discretionary—1.5%
Best Buy Co., Inc.	23,700	1,106

Consumer Services—1.8%
News Corp., Class A	59,500	1,262

Consumer Staples—6.0%
Altria Group, Inc.	19,700	1,382
Coca-Cola Co.	27,200	1,423
Colgate-Palmolive Co.	12,100	784
Walgreen Co.	15,100	658

		4,247

Energy—10.6%
Chevron Corp.	18,700	1,575
ConocoPhillips	37,200	2,920
GlobalSantaFe Corp. (a)	28,500	2,059
Weatherford International Ltd. (b)	17,300	956

		7,510

Financial Services—16.0%
Bank of America Corp. (a)	22,900	1,119
Capital One Financial Corp. (a)	26,400	2,071
CapitalSource, Inc., REIT (c)	38,800	954
Goldman Sachs Group, Inc.	4,800	1,040
JPMorgan Chase & Co. (a)	25,200	1,221
Lehman Brothers Holdings, Inc.	9,100	678
MBIA, Inc. (c)	15,700	977
Merrill Lynch & Co., Inc.	15,000	1,254
Wells Fargo & Co. (a)	58,400	2,054

		11,368

Healthcare—10.8%
Abbott Laboratories	47,300	2,533
Aetna, Inc.	13,200	652
Novartis AG ADR	12,100	678
Roche Holdings AG	11,800	2,091
Teva Pharmaceutical Industries Ltd. ADR	9,400	388
Wyeth	23,400	1,342

		7,684

Materials & Processing—5.1%
Freeport-McMoRan
Copper & Gold, Inc. (a)	22,000	1,822
Nucor Corp.	13,400	786
Vulcan Materials Co. (a)	8,700	996

		3,604

Technology—22.6%
Cisco Systems, Inc. (a)(b)	123,000	3,426
Corning, Inc. (b)	30,200	772
EMC Corp. (b)	144,700	2,619
Hewlett-Packard Co. (a)	68,600	3,061
Nokia Corp. ADR (a)	58,000	1,630
Nortel Networks Corp. (b)(c)	33,400	803
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (a)	68,994	768
Texas Instruments, Inc.	78,800	2,965

		16,044

	Shares	Value (000s)

Telecommunications—6.7%
AT&T, Inc. (a)	26,800	$1,112
NII Holdings, Inc., Class B (a)(b)	15,300	1,235
Sprint Nextel Corp. (a)(c)	115,000	2,382

		4,729

Transportation—3.6%
Continental Airlines, Inc. (b)	36,400	1,233
Union Pacific Corp.	11,500	1,324

		2,557

Total Common Stock (cost—$63,971)		68,237

SHORT-TERM INVESTMENTS—10.4%
Collateral Invested for Securities on Loan (d)—6.0%
Allianz Dresdner Daily Asset Fund (e)	3,766,846	3,767

	Principal Amount (000s)
Bank of America N.A.,
5.425% due 11/8/07, FRN	$500	500

		4,267

Repurchase Agreement—4.4%
State Street Bank & Trust Co. dated 6/29/07, 4.90%, due 7/2/07, proceeds $3,138; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $3,202 including accrued interest (cost—$3,137)	3,137	3,137

Total Short-Term Investments (cost—$7,404)		7,404

Total Investments before options written (cost—$71,375) (f)—106.6%		75,641

OPTIONS WRITTEN (b)—(0.5%)
	Contracts
Call Options—(0.5%)
AMEX Broker/Dealer Index (CBOE) strike price $280, expires 8/18/07	100	(9)
Amex Oil Index (CBOE) strike price $1,430, expires 7/21/07	30	(75)
Boeing Co. (CBOE) strike price $105, expires 8/18/07	180	(10)
Capital One Financial Corp. (CBOE) strike price $85, expires 7/21/07	200	(5)
Continental Airlines, Inc. (OTC) strike price $47, expires 7/20/07	300	—
EMC Corp. (OTC) strike price $17.50, expires 7/13/07	1,000	(78)
Freeport-McMoRan Copper & Gold, Inc. (CBOE) strike price $85, expires 7/21/07	200	(44)

	Contracts	Value (000s)

GlobalSantaFe Corp. (CBOE) strike price $75, expires 7/21/07	$200	$(18)
Illinois Tool Works, Inc. (OTC) strike price $57, expires 7/20/07	250	(7)
NII Holdings, Inc., Class B (CBOE) strike price $85, expires 7/21/07	125	(7)
Nokia Corp. (CBOE) strike price $30, expires 8/18/07	450	(23)
S&P 500 Index (CBOE) strike price $1,550, expires 8/18/07	50	(68)
strike price $1,565, expires 7/21/07	50	(6)
Sprint Corp. (CBOE) strike price $25, expires 7/21/07	750	(4)
Textron, Inc. (CBOE) strike price $115, expires 7/21/07	100	(15)
Vulcan Materials Co. (CBOE) strike price $125, expires 7/21/07	80	(1)
Wyeth (OTC) strike price $61.50, expires 8/17/07	150	(6)

Total Options Written (premiums received—$436)		(376)

Total Investments net of options written (cost—$70,940)—106.1%		75,265

Other liabilities in excess of other assets—(6.1%)		(4,299)

Net Assets—100.0%		$70,966

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $4,137; cash collateral of $4,266 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $2,091 which represents 2.95% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
OTC—Over the Counter
REIT—Real Estate Investment Trust

30	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Growth Fund

June 30, 2007

	Shares	Value (000s)
COMMON STOCK—96.7%
Aerospace—3.0%
Rockwell Collins, Inc.	41,700	$2,945
United Technologies Corp.	204,000	14,470

		17,415

Capital Goods—3.4%
Joy Global, Inc. (b)	121,000	7,058
Textron, Inc.	117,000	12,883

		19,941

Chemicals—1.1%
Monsanto Co.	95,500	6,450

Consumer Discretionary—3.5%
Best Buy Co., Inc. (b)	271,400	12,666
Nordstrom, Inc. (b)	150,000	7,668

		20,334

Consumer Services—3.7%
Hilton Hotels Corp.	490,000	16,400
Marriott International, Inc., Class A	120,000	5,189

		21,589

Consumer Staples—7.1%
Altria Group, Inc.	146,000	10,240
Coca-Cola Co.	215,000	11,247
Colgate-Palmolive Co.	167,200	10,843
Kellogg Co. (b)	121,300	6,282
Wm. Wrigley Jr. Co.	44,600	2,467

		41,079

Energy—8.0%
Arch Coal, Inc. (b)	176,000	6,125
ConocoPhillips	226,000	17,741
EOG Resources, Inc.	37,300	2,725
Nabors Industries Ltd. (a)(b)	368,000	12,284
Transocean, Inc. (a)	66,800	7,079

		45,954

Financial Services—8.8%
BlackRock, Inc. (b)	63,000	9,865
CapitalSource, Inc., REIT (b)	223,500	5,496
Capital One Financial Corp.	125,000	9,805
Goldman Sachs Group, Inc.	26,500	5,744
Hong Kong Exchange & Clearing Ltd.	250,000	3,533
IntercontinentalExchange, Inc. (a)	93,000	13,750
Lehman Brothers Holdings, Inc.	33,700	2,511

		50,704

Healthcare—23.4%
Abbott Laboratories	294,600	15,776
Celgene Corp. (a)(b)	321,400	18,426
Express Scripts, Inc. (a)	128,600	6,431
Gilead Sciences, Inc. (a)	356,000	13,802
Hologic, Inc. (a)(b)	135,000	7,467
Roche Holdings AG	96,000	17,010
Teva Pharmaceutical Industries Ltd. ADR	371,000	15,303
UnitedHealth Group, Inc.	457,000	23,371
Wyeth	302,700	17,357

		134,943

Materials & Processing—3.1%
Precision Castparts Corp.	145,900	17,707

Technology—28.0%
Adobe Systems, Inc. (a)	533,100	21,404
Analog Devices, Inc.	215,000	8,093
Broadcom Corp., Class A (a)	344,000	10,062
Cisco Systems, Inc. (a)	936,100	26,070

	Shares	Value (000s)
EMC Corp. (a)	1,294,000	$23,421
Google, Inc., Class A (a)	39,600	20,726
Hewlett-Packard Co.	272,200	12,146
Nortel Networks Corp. (a)(b)	317,000	7,624
QUALCOMM, Inc.	434,000	18,831
Texas Instruments, Inc.	352,000	13,246

		161,623

Telecommunications—2.1%
NII Holdings, Inc., Class B (a)	146,600	11,837

Transportation—1.5%
Ryanair Holdings PLC ADR (a)(b)	223,000	8,418

Total Common Stock (cost—$461,981)		557,994

SHORT-TERM INVESTMENTS—21.8%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (c)—18.3%
Anglo Irish Bank,
5.35% due 2/5/08, FRN (d)	$5,000	5,000
Axon Group PLC,
5.425% due 5/6/08, FRN (d)	5,000	4,999
Bank of America N.A.,
5.425% due 11/8/07, FRN	10,000	10,000
Bavaria TRR Corp.,
5.341% due 7/19/07	13,000	12,961
Canadian Imperial Bank,
5.313% due 7/2/07	2,569	2,569
Citigroup Global Markets, Inc.,
5.445% due 7/2/07	19,000	19,000
Davis Square Funding III Corp.,
5.331% due 7/13/07	8,000	7,983
Giro Funding U.S. Corp.,
5.315% due 7/20/07	8,000	7,975
Goldman Sachs Group L.P.,
5.436% due 12/28/07, FRN	5,000	5,004
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (d)	7,000	7,000
HSH Nordbank AG,
5.33% due 4/21/08, FRN (d)	3,000	3,000
K2, Inc.,
5.323% due 2/26/08, FRN (d)	1,000	1,000
Links Finance LLC,
5.296% due 4/1/08, FRN (d)	1,000	1,000
Morgan Stanley,
5.41% due 3/3/08, FRN	1,000	1,000
5.445% due 12/28/07	5,000	5,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (d)	2,000	2,000
Ormond Quay Funding LLC,
5.30% due 12/5/07	5,000	5,000
Sigma Finance, Inc.,
5.43% due 12/6/07, FRN (d)	5,000	5,000

		105,491

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $20,164; collateralized by Fannie Mae 5.57%, due 6/30/28, valued at $20,560 including accrued interest (cost—$20,156)	20,156	20,156

Total Short-Term Investments (cost—$125,595)		125,647

Value (000s)
Total Investments (cost—$587,576) (e)—118.5%	$683,641

Liabilities in excess of other assets—(18.5%)	(106,589)

Net Assets—100.0%	$577,052

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $102,377; cash collateral of $105,128 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Securities with an aggregate value of $20,543, representing 3.56% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	31

Schedule of Investments

OCC Renaissance Fund

June 30, 2007

	Shares	Value (000s)
COMMON STOCK—99.8%
Aerospace—4.3%
Goodrich Corp.	1,235,600	$73,592
Spirit Aerosystems Holdings, Inc. (a)	550,000	19,828

		93,420

Building/Construction—2.0%
Foster Wheeler Ltd. (a)	211,000	22,575
Lennar Corp., Class A (b)	595,000	21,753

		44,328

Capital Goods—2.5%
Joy Global, Inc. (b)	549,000	32,023
Zebra Technologies Corp., Class A (a)(b)	570,000	22,082

		54,105

Chemicals—2.4%
Cytec Industries, Inc.	402,000	25,636
Mosaic Co. (a)	665,000	25,948

		51,584

Commercial Products—3.3%
ChoicePoint, Inc. (a)(b)	888,000	37,695
H&R Block, Inc. (b)	1,437,000	33,583

		71,278

Consumer Discretionary—5.0%
Family Dollar Stores, Inc.	1,230,000	42,214
Petsmart, Inc. (b)	678,000	22,001
Ross Stores, Inc.	715,000	22,022
TJX Cos., Inc.	784,000	21,560

		107,797

Consumer Services—4.1%
Brunswick Corp. (b)	661,000	21,569
Royal Caribbean Cruises Ltd. (b)	820,000	35,244
WPP Group PLC	2,179,700	32,600

		89,413

Consumer Staples—3.3%
Clorox Co.	517,300	32,124
Walgreen Co.	917,000	39,926

		72,050

Energy—8.9%
ConocoPhillips	466,400	36,612
FMC Technologies, Inc. (a)	668,000	52,919
Hess Corp.	746,000	43,984
National-Oilwell Varco, Inc. (a)	275,000	28,666
Range Resources Corp. (b)	809,000	30,265

		192,446

Financial Services—28.8%
Affiliated Managers Group, Inc. (a)(b)	130,238	16,769
AMB Property Corp., REIT (b)	1,077,000	57,318
Annaly Mortgage Management, Inc., REIT	1,590,000	22,928
Bank of New York Mellon Corp.	838,000	34,727
CBL & Associates Properties, Inc., REIT (b)	1,410,300	50,841
CIT Group, Inc.	387,700	21,258
Douglas Emmett, Inc., REIT (b)	863,900	21,373
E*Trade Financial Corp. (a)	1,125,000	24,851
Investment Technology Group, Inc. (a)	444,400	19,256
Lazard Ltd., Class A (b)	479,300	21,583
MBIA, Inc. (b)	331,700	20,638
Nationwide Health Properties, Inc., REIT (b)	1,620,000	44,064
OneBeacon Insurance Group Ltd., Class A	729,200	18,471

	Shares	Value (000s)
PartnerRe Ltd. (b)	266,700	$20,669
Platinum Underwriters Holdings Ltd.	849,000	29,503
PNC Financial Services Group, Inc.	450,000	32,211
Prosperity Bancshares, Inc. (b)	995,000	32,596
Reinsurance Group of America, Inc. (b)	461,600	27,807
Stancorp Financial Group, Inc.	1,058,000	55,524
Zions Bancorporation	668,500	51,414

		623,801

Food & Beverage—0.5%
Smithfield Foods, Inc. (a)(b)	345,000	10,623

Healthcare—6.6%
Biogen Idec, Inc. (a)	657,000	35,149
Coventry Health Care, Inc. (a)	414,100	23,873
DaVita, Inc. (a)	351,000	18,912
Health Net, Inc. (a)	667,000	35,218
Sepracor, Inc. (a)	725,000	29,739

		142,891

Industrial—1.9%
Oshkosh Truck Corp., Class B (b)	667,000	41,968

Materials & Processing—2.3%
Companhia Vale do Rio Doce ADR (b)	300,000	13,365
Rio Tinto PLC	195,000	14,918
Smurfit-Stone Container Corp. (a)	1,667,000	22,188

		50,471

Retail—1.4%
Advance Auto Parts, Inc.	738,200	29,919

Technology—4.6%
Brady Corp.	495,270	18,394
CACI International, Inc., Class A (a)(b)	410,000	20,028
EMC Corp. (a)	1,045,000	18,915
Fairchild Semi-conductor International, Inc. (a)(b)	790,000	15,263
KLA-Tencor Corp. (b)	211,000	11,594
Tektronix, Inc.	447,000	15,082

		99,276

Telecommunications—3.4%
Juniper Networks, Inc. (a)(b)	444,000	11,175
Sprint Nextel Corp. (b)	3,029,000	62,731

		73,906

Transportation—0.5%
Ford Motor Co. (b)	1,043,000	9,825

Utilities—14.0%
Constellation Energy Group, Inc.	314,000	27,371
Dominion Resources, Inc.	419,000	36,164
DPL, Inc. (b)	897,400	25,432
Duke Energy Corp. (b)	588,000	10,760
Dynegy, Inc. (a)	1,181,000	11,149
Entergy Corp.	475,100	51,002
Mirant Corp. (a)	714,000	30,452
NRG Energy, Inc. (a)	124,000	5,155
SCANA Corp. (b)	792,000	30,326
Southern Co. (b)	962,000	32,987
Vectren Corp. (b)	635,000	17,101
Wisconsin Energy Corp.	557,000	24,636

		302,535

Total Common Stock
(cost—$2,014,355)		2,161,636

	Principal Amount (000s)	Value (000s)
SHORT-TERM INVESTMENTS—25.5%
Collateral Invested For Securities On Loan (d)—24.3%
Allianz Dresdner Daily Asset Fund (e)	$8,000,000	$8,000
Adirondack 2005-1 Corp., 5.354% due 8/7/07	10,000	9,942
Anglo Irish Bank, 5.35% due 2/5/08, FRN (c)	20,000	20,000
Axon Group PLC, FRN (c), 5.318% due 6/9/08	18,000	17,998
5.435% due 6/6/08	15,000	15,000
Bank of America N.A., 5.435% due 7/2/07	41,000	41,000
Bavaria Universal Funding, 5.329% due 7/16/07	5,000	4,987
Bayerische Landesbank, 5.38% due 2/24/08, FRN	1,000	1,000
Bear Stearns Cos., Inc., 5.495% due 7/2/07	10,000	10,000
5.575% due 7/2/07	5,000	5,000
Canadian Imperial Bank, 5.312% due 7/2/07	16,177	16,177
Cheyne Capital LLC (c), 5.435% due 5/13/08	5,000	5,000
5.436% due 6/5/08, FRN	5,000	4,999
CIT Group, Inc., 5.464% due 5/9/08, FRN	11,000	11,009
Citigroup Global Markets, Inc., 5.445% due 7/2/07	99,000	99,000
Davis Square Funding III Corp., 5.331% due 7/13/07	7,000	6,985
Dorada Finance, Inc., 5.30% due 4/25/08, FRN (c)	5,000	4,998
General Electric Capital Corp., 5.278% due 5/19/08, FRN	3,000	3,003
Giro Funding U.S. Corp., 5.315% due 7/20/07	5,000	4,984
Goldman Sachs Group L.P., 5.436% due 12/28/07, FRN	5,000	5,004
5.505% due 12/18/07 (c)	17,000	17,000
Goldman Sachs Group L.P., Series 2, 5.37% due 9/15/07, FRN (c)	44,000	44,000
Harrier Finance Funding U.S. LLC (c), 5.301% due 8/14/07	10,000	10,000
5.437% due 2/5/08, FRN	15,000	15,002
HBOS Treasury Services PLC, 5.31% due 7/17/07	10,000	10,000
HSH Nordbank AG, 5.33% due 4/21/08, FRN (c)	10,000	10,000
K2, Inc., 5.323% due 2/26/08, FRN (c)	1,000	1,000
Links Finance LLC, 5.30% due 4/1/08, FRN (c)	10,000	10,001
Morgan Stanley, 5.41% due 3/3/08, FRN	10,000	10,000
5.435% due 8/17/07	5,000	5,000
5.445% due 12/28/07	22,000	22,000
Northern Rock PLC, 5.38% due 8/3/07, FRN (c)	5,000	5,000
Ormond Quay Funding LLC, 5.30% due 12/5/07	5,000	5,000
Salomon Smith Barney, Inc., 5.475% due 7/2/07	23,000	23,000
Sigma Finance, Inc., FRN (c), 5.43% due 5/16/08	13,000	13,003
5.434% due 7/27/07	14,100	14,103
Zane Funding LLC, 5.503% due 7/2/07	17,491	17,483

		525,678

32	Allianz Funds Annual Report	06.30.07

Schedule of Investments (cont.)

OCC Renaissance Fund

June 30, 2007

	Principal Amount (000s)	Value (000s)
REPURCHASE AGREEMENT—1.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $25,836; collateralized by Fannie Mae 5.945%, due 6/7/27, valued at $26,343 including accrued interest (cost—$25,825)	$25,825	$25,825

Total Short-Term Investments (cost—$551,459)		551,503

Total Investments (cost—$2,565,814) (f)—125.3%		2,713,139

Liabilities in excess of other assets—(25.3)%		(547,020)

Net Assets—100.0%		$2,166,119

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $510,774; cash collateral of $524,463 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

(f) Securities with an aggregate value of $47,519, representing 2.19% of net assets, have been fair valued utilizing modeling tools provided by a third-party vendor.

Glossary: ADR—American Depositary Receipt FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2007. REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	33

Schedule of Investments

OCC Value Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—99.0%
Aerospace—2.6%
Boeing Co.	500,000	$48,080

Building/Construction—3.2%
D.R. Horton, Inc. (b)	1,000,000	19,930
Lennar Corp., Class A (b)	1,100,000	40,216

		60,146

Capital Goods—6.7%
3M Co.	300,000	26,037
General Electric Co.	1,800,000	68,904
Parker Hannifin Corp.	300,000	29,373

		124,314

Commercial Products—1.7%
ChoicePoint, Inc. (a)	750,000	31,838

Consumer Discretionary—5.9%
Family Dollar Stores, Inc.	600,000	20,592
Petsmart, Inc. (b)	600,000	19,470
Wal-Mart Stores, Inc.	500,000	24,055
Yum! Brands, Inc.	1,400,000	45,808

		109,925

Consumer Services—2.1%
Carnival Corp., UNIT (b)	800,000	39,016

Consumer Staples—4.0%
Supervalu, Inc.	450,000	20,844
SYSCO Corp.	1,000,000	32,990
Unilever PLC ADR	650,000	20,969

		74,803

Energy—18.3%
BP PLC ADR (b)	1,250,000	90,175
Chevron Corp.	1,100,000	92,664
ConocoPhillips	1,450,000	113,825
GlobalSantaFe Corp.	325,000	23,481
Hess Corp.	349,848	20,627

		340,772

Financial Services—30.0%
Allstate Corp.	500,000	30,755
American Express Co.	600,000	36,708
Annaly Mortgage Management, Inc.,
REIT (b)	1,100,000	15,862
Bank of America Corp.	400,000	19,556
Bank of New York Mellon Corp.	2,000,000	82,880
Capital One Financial Corp.	250,000	19,610
Countrywide Financial Corp.	1,800,000	65,430
Hartford Financial Services
Group, Inc.	400,000	39,404
JPMorgan Chase & Co.	1,700,000	82,365
MBIA, Inc. (b)	750,000	46,665
MetLife, Inc.	704,300	45,413
Morgan Stanley	400,000	33,552
PNC Financial Services Group, Inc.	250,000	17,895
RenaissanceRe Holdings Ltd.	400,000	24,796

		560,891

Healthcare—13.7%
Aetna, Inc.	1,000,000	49,400
Amgen, Inc. (a)	1,000,000	55,290
Biogen Idec, Inc. (a)	550,000	29,425
Health Net, Inc. (a)	400,000	21,120
Nektar Therapeutics, Inc. (a)(b)	770,300	7,310
Sepracor, Inc. (a)	350,000	14,357
WellPoint, Inc. (a)	1,000,000	79,830

		256,732

	Shares	Value (000s)

Materials & Processing—0.6%
PPG Industries, Inc.	150,000	$11,416

Technology—2.2%
EMC Corp. (a)	1,100,000	19,910
Microsoft Corp.	700,000	20,629

		40,539

Telecommunications—4.5%
Sprint Nextel Corp. (b)	1,100,000	22,781
Verizon Communications, Inc.	1,500,000	61,755

		84,536

Utilities—3.5%
Southern Co.	1,900,000	65,151

Total Common Stock (cost—$1,687,251)		1,848,159

SHORT-TERM INVESTMENTS—4.8%
Collateral Invested for Securities on Loan (d)—3.6%
Allianz Dresdner Daily Asset Fund (e)	34,853,510	34,854
	Principal Amount (000s)
Bayerische Landesbank,
5.38% due 2/24/08, FRN	$1,000	1,000
Goldman Sachs Group L.P., Series 2,
5.37% due 9/15/07, FRN (c)	20,000	20,000
Morgan Stanley,
5.41% due 3/3/08, FRN	7,000	7,000
Northern Rock PLC,
5.38% due 8/3/07, FRN (c)	4,000	4,000

		66,854

Repurchase Agreement—1.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $21,589; collateralized by Fannie Mae, 5.945%, due 6/7/27, valued at $22,012 including accrued interest (cost—$21,580)	21,580	21,580

Total Short-Term Investments (cost—$88,433)		88,434

Total Investments (cost—$1,775,684)—103.8%		1,936,593

Liabilities in excess of other assets—(3.8%)		(70,313)

Net Assets—100.0%		$1,866,280

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $64,918; cash collateral of $66,800 was received with which the Fund purchased short-term investments.

(c) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

34	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—97.3%
Aerospace—3.1%
Boeing Co.	109,100	$10,491
United Technologies Corp.	85,700	6,079

		16,570

Capital Goods—3.6%
Caterpillar, Inc.	61,000	4,776
General Electric Co.	142,800	5,467
Textron, Inc.	83,200	9,161

		19,404

Consumer Discretionary—6.6%
Coach, Inc. (b)	137,900	6,535
J.C. Penney Co., Inc.	163,400	11,827
Macy’s, Inc.	188,448	7,496
Starbucks Corp. (b)	135,848	3,565
Walgreen Co.	134,000	5,834

		35,257

Consumer Services—2.8%
Marriott International, Inc., Class A	232,900	10,070
News Corp., Class A	220,500	4,677

		14,747

Consumer Staples—6.4%
Colgate-Palmolive Co.	157,500	10,214
PepsiCo, Inc.	182,500	11,835
Procter & Gamble Co.	195,800	11,981

		34,030

Energy—8.2%
EOG Resources, Inc.	69,500	5,078
Schlumberger Ltd.	186,500	15,841
Transocean, Inc. (b)	52,500	5,564
Weatherford International Ltd. (b)	183,000	10,109
XTO Energy, Inc.	120,100	7,218

		43,810

Financial Services—12.2%
Citigroup, Inc.	125,000	6,411
Franklin Resources, Inc.	89,700	11,883
Goldman Sachs Group, Inc.	27,200	5,896
IntercontinentalExchange, Inc. (b)	43,300	6,402
Merrill Lynch & Co., Inc.	116,500	9,737
Northern Trust Corp.	106,400	6,835
U.S. Bancorp (c)	314,700	10,369
Zions Bancorporation	101,800	7,829

		65,362

Healthcare—15.7%
Abbott Laboratories	127,200	6,812
Aetna, Inc.	172,400	8,517
Allergan, Inc.	100,000	5,764
Genentech, Inc. (b)	68,200	5,160
Gilead Sciences, Inc. (b)	249,200	9,661
Merck & Co., Inc.	159,300	7,933
Schering-Plough Corp.	228,400	6,952
Shire Pharmaceuticals Group PLC ADR	112,500	8,340
St. Jude Medical, Inc. (b)	168,100	6,974
Wyeth	165,900	9,513
Zimmer Holdings, Inc. (b)(c)	95,200	8,082

		83,708

Industrial—1.5%
Deere & Co.	67,100	8,102

Materials & Processing—2.2%
Air Products & Chemicals, Inc.	97,900	7,868
Precision Castparts Corp.	33,200	4,029

		11,897

	Shares	Value (000s)

Multi-Media—3.5%
Comcast Corp., Class A (b)(c)	263,400	$7,407
Walt Disney Co.	325,300	11,106

		18,513

Oil & Gas—2.5%
Exxon Mobil Corp.	161,100	13,513

Retail—1.5%
CVS Corp.	219,400	7,997

Technology—21.1%
Adobe Systems, Inc. (b)	211,600	8,496
Apple, Inc. (b)	82,400	10,056
EMC Corp. (b)	479,000	8,670
Google, Inc., Class A (b)	36,900	19,313
Hewlett-Packard Co.	360,000	16,063
Intel Corp.	561,300	13,336
Microsoft Corp.	472,400	13,922
SanDisk Corp. (b)(c)	80,700	3,949
Texas Instruments, Inc.	367,200	13,818
Thermo Fisher Scientific, Inc. (b)	102,700	5,312

		112,935

Telecommunications—6.4%
AT&T, Inc. (a)	370,200	15,363
Cisco Systems, Inc. (a)(b)	388,000	10,806
QUALCOMM, Inc.	190,100	8,248

		34,417

Total Common Stock (cost—$431,435)		520,262

SHORT-TERM INVESTMENTS—3.8%
Collateral Invested for Securities on Loan (d)—1.8%
Allianz Dresdner Daily Asset Fund (e)	6,542,143	6,542

	Principal Amount (000s)
Morgan Stanley, 5.41% due 3/3/08, FRN	$3,000	3,000

		9,542

Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $10,607; collateralized by Federal Home Loan Bank, 5.857%, due 3/2/17, valued at $10,819 including accrued interest (cost—$10,603)	10,603	10,603

Total Short-Term Investments (cost—$20,145)		20,145

OPTIONS PURCHASED (b)—1.3%
	Contracts
Call Options—1.3%
Air Products & Chemicals (CBOE) strike price $75, expires 1/17/09	645	868
Apple, Inc. (CBOE) strike price $95, expires 7/21/07	755	2,069

	Contracts	Value (000s)

AT&T, Inc. (CBOE) strike price $35, expires 1/19/08	2,398	$1,727
Cisco Systems, Inc. (CBOE) strike price $25, expires 1/19/08	4,285	1,928
Merck & Co., Inc. (CBOE) strike price $52.50, expires 1/19/08	1,127	287

Total Options Purchased (cost—$3,172)		6,879

Total Investments before options written (cost—$454,752)—102.4%		547,286

OPTIONS WRITTEN (b)—(0.6%)
Call Options—(0.3%)
AT&T, Inc. (CBOE) strike price $40, expires 1/19/08	1,199	(444)
Cisco Systems, Inc. (CBOE) strike price $30, expires 1/19/08	8,165	(1,331)

		(1,775)

Put Options—(0.3%)
Air Products & Chemicals (CBOE) strike price $65, expires 1/17/09	645	(134)
Apple, Inc. (CBOE) strike price $85, expires 7/21/07	755	(4)
AT&T, Inc. (CBOE) strike price $30, expires 1/19/08	2,398	(48)
Exxon Mobil Corp. (CBOE) strike price $80, expires 1/19/08	510	(178)
Merck & Co., Inc. (CBOE) strike price $45, expires 1/19/08	1,127	(174)
Starbucks Corp. (CBOE) strike price $30, expires 1/19/08	2,314	(949)

		(1,487)

Total Options Written (premiums received—$2,974)		(3,262)

Total Investments net of options written (cost—$451,778)—101.8%		544,024

Other liabilities in excess of other assets—(1.8%)		(9,659)

Net Assets—100.0%		$534,365

06.30.07	Allianz Funds Annual Report	35

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

June 30, 2007

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) All or portion of securities on loan with an aggregate market value of $9,296; cash collateral of $9,541 was received with which the Fund purchased short-term investments.

(d) Securities purchased with cash proceeds from securities on loan.

(e) Affiliated fund.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rated disclosed reflects the rate in effect on June 30, 2007.

36	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2007

	Shares	Value (000s)

COMMON STOCK—98.8%
Aerospace—0.6%
Goodrich Corp.	9,315	$555

Building/Construction—1.0%
Foster Wheeler Ltd. (a)	7,316	783
KB Home	855	33

		816

Capital Goods—4.2%
Cooper Industries Ltd., Class A	32,663	1,865
Intermec, Inc. (a)(b)	29,958	758
Roper Industries, Inc.	16,669	952

		3,575

Commercial Services—1.1%
Pharmaceutical Product Development, Inc.	25,455	974

Communications—3.5%
Comverse Technology, Inc. (a)	27,959	583
MetroPCS Communications, Inc. (a)	26,589	879
NII Holdings, Inc., Class B (a)	19,154	1,546

		3,008

Consumer Discretionary—12.6%
Applebee’s International, Inc.	29,306	706
Coach, Inc. (a)	17,100	811
Dick’s Sporting Goods, Inc. (a)	8,855	515
Family Dollar Stores, Inc.	23,950	822
GameStop Corp., Class A (a)(b)	19,538	764
Gildan Activewear, Inc. (a)	23,389	802
Guess?, Inc.	5,675	273
International Game Technology	31,927	1,268
J.C. Penney Co., Inc.	19,126	1,384
Nordstrom, Inc.	17,706	905
Oshkosh Truck Corp., Class B (b)	8,565	539
Phillips-Van Heusen	18,083	1,095
Polo Ralph Lauren Corp., Class A	10,001	981

		10,865

Consumer Services—7.4%
Apollo Group, Inc., Class A (a)	17,621	1,030
E.W. Scripps Co., Class A	16,175	739
Everest Re Group Ltd.	5,745	624
Hertz Global Holdings, Inc. (a)	38,139	1,013
Monster Worldwide, Inc. (a)	11,905	489
National CineMedia, Inc. (a)	32,465	909
Quanta Services, Inc. (a)(b)	20,222	620
UTI Worldwide, Inc.	33,130	888

		6,312

Consumer Staples—5.6%
Bunge Ltd. (b)	10,390	878
Clorox Co.	20,406	1,267
Hansen Natural Corp. (a)(b)	30,714	1,320
Pepsi Bottling Group, Inc.	15,900	536
Wm. Wrigley Jr. Co.	15,140	837

		4,838

Energy—9.6%
Cameron International Corp. (a)	4,745	339
Grant Prideco, Inc. (a)(b)	16,708	899
National-Oilwell Varco, Inc. (a)	18,728	1,952
Newfield Exploration Co. (a)	5,290	241
Noble Corp.	3,510	342
Southwestern Energy Co. (a)	37,537	1,671
Sunoco, Inc.	12,130	967
Sunpower Corp. (a)(b)	1,640	104
Weatherford International Ltd. (a)	31,757	1,754

		8,269

	Shares	Value (000s)

Environmental Services—1.1%
Republic Services, Inc.	30,763	$943

Financial Services—7.3%
Affiliated Managers Group, Inc. (a)(b)	7,311	941
City National Corp.	8,136	619
Federated Investors, Inc.	6,850	262
IntercontinentalExchange, Inc. (a)	6,228	921
Lazard Ltd., Class A (b)	29,621	1,334
Northern Trust Corp.	22,162	1,424
Zions Bancorporation	9,657	743

		6,244

Healthcare—13.7%
Allergan, Inc.	20,590	1,187
Brookdale Senior Living, Inc. (b)	11,634	530
Celgene Corp. (a)	15,844	908
Community Health Systems, Inc. (a)	4,945	200
Coventry Health Care, Inc. (a)	7,065	407
Cytyc Corp. (a)	17,043	735
Endo Pharmaceuticals Holdings, Inc. (a)	29,887	1,023
Express Scripts, Inc. (a)	19,890	995
Forest Laboratories, Inc. (a)	1,425	65
Gen-Probe, Inc. (a)	12,025	727
Genzyme Corp. (a)	5,470	352
Health Net, Inc. (a)	5,300	280
Kyphon, Inc. (a)(b)	24,497	1,180
PDL BioPharma, Inc. (a)(b)	8,500	198
Quest Diagnostics, Inc. (b)	16,427	848
Shire Pharmaceuticals Group PLC ADR (b)	18,448	1,368
Theravance, Inc. (a)	13,918	445
United Therapeutics Corp. (a)(b)	5,325	339

		11,787

Hotels/Gaming—2.8%
Melco PBL Entertainment Macau Ltd. ADR (a)(b)	34,703	436
MGM Mirage, Inc. (a)	3,245	267
Starwood Hotels & Resorts Worldwide, Inc.	25,417	1,705

		2,408

Industrial—0.2%
AGCO Corp. (a)(b)	4,760	207

Materials & Processing—4.9%
Air Products & Chemicals, Inc.	15,893	1,277
Allegheny Technologies, Inc.	3,585	376
Ecolab, Inc.	10,545	450
Precision Castparts Corp.	15,662	1,901
Rohm & Haas Co.	3,300	181

		4,185

Technology—22.6%
Activision, Inc. (a)	70,541	1,317
Ametek, Inc.	41,024	1,628
Analog Devices, Inc.	9,435	355
Autodesk, Inc. (a)	17,670	832
BEA Systems, Inc. (a)	15,800	216
Broadcom Corp., Class A (a)	21,867	640
Citrix Systems, Inc. (a)(b)	27,885	939
Cognizant Technology Solutions Corp. (a)	15,479	1,162
Dolby Laboratories, Inc. (a)	19,075	675
Energy Conversion Devices, Inc. (a)(b)	8,939	276
F5 Networks, Inc. (a)	12,154	980
Global Payments, Inc.	27,475	1,089
Intersil Corp.	29,478	927
Maxim Integrated Products, Inc.	35,966	1,202

	Shares	Value (000s)

McAfee, Inc. (a)	19,450	$685
Microchip Technology, Inc.	27,836	1,031
National Semiconductor Corp.	36,780	1,040
Network Appliance, Inc. (a)	7,775	227
PMC-Sierra, Inc. (a)(b)	37,635	291
Salesforce.com, Inc. (a)(b)	11,580	496
SanDisk Corp. (a)(b)	25,196	1,233
SBA Communications Corp. (a)	40,351	1,355
Thermo Fisher Scientific, Inc. (a)	16,055	830

		19,426

Telecommunications—0.6%
SAVVIS, Inc. (a)	9,842	487

Total Common Stock (cost—$72,002)		84,899

SHORT-TERM INVESTMENTS—15.9%
Collateral Invested for Securities on Loan (c)—15.7%
Allianz Dresdner Daily Asset Fund (d)	13,482,626	13,483

	Principal Amount (000s)
Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 6/29/07, 4.90%, due 7/2/07, proceeds $172; collateralized by Federal Home Loan Bank, 5.50%, due 8/13/14, valued at $176 including accrued interest (cost—$172)	$172	172

Total Short-Term Investments (cost—$13,654)		13,655

Total Investments (cost—$85,656)—114.7%		98,554

Liabilities in excess of other assets—(14.7%)		(12,639)

Net Assets—100.0%		$85,915

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) All or portion of securities on loan with an aggregate market value of $13,145; cash collateral of $13,483 was received with which the Fund purchased short-term investments.

(c) Securities purchased with cash proceeds from securities on loan.

(d) Affiliated fund.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	37

Statements of Assets and Liabilities

June 30, 2007
Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NACM International Fund

Assets:
Investments, at value	$1,828,648	$1,706,829	$49,371	$731,102
Investments in Affiliates, at value	0	0	0	57,532
Cash	11,790	0	1	0
Foreign currency, at value	0	0	125	1,703
Security lending interest receivable (net)	20	58	0	59
Receivable for investments sold	22,497	0	163	74,186
Receivable for Fund shares sold	1,788	1,434	57	3,079
Dividends and interest receivable (net of foreign taxes)	1,100	280	38	1,105
Dividends and interest receivable from Affiliates (net of foreign taxes)	0	0	0	0
	1,865,843	1,708,601	49,755	868,766

Liabilities:
Payable to for investments purchased	32,010	2,470	184	69,568
Overdraft due to custodian	0	0	0	0
Options written, at value	0	0	0	0
Payable for Fund shares redeemed	3,635	3,029	41	1,936
Payable for collateral for securities on loan	184,503	365,631	0	57,532
Investment advisory fees payable	617	498	28	363
Administration fees payable	392	324	20	342
Distribution fees payable	235	165	21	122
Servicing fees payable	145	120	10	124
	221,537	372,237	304	129,987
Net Assets	$1,644,306	$1,336,364	$49,451	$738,779

Net Assets Consist of:
Paid-in-capital	$1,351,096	$1,075,800	$39,351	$595,957
Undistributed (dividends in excess of) net investment income	4,140	0	(12)	6,568
Accumulated net realized gain (loss)	67,292	77,186	3,938	64,034
Net unrealized appreciation (depreciation) of investments, options written and foreign currency transactions	221,778	183,378	6,174	72,220
	$1,644,306	$1,336,364	$49,451	$738,779

Net Assets:
Class R	$18,552	$47,308	$138	$52
Other Classes	$1,625,754	$1,289,056	$49,313	$738,727

Shares Issued and Outstanding:
Class R	881	1,659	7	2
Other Classes	77,494	45,179	2,454	28,377

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class R	$21.04	$28.52	$20.41	$26.25

Cost of Investments	$1,606,870	$1,523,451	$43,197	$658,895
Cost of Investments in Affiliates	$0	$0	$0	$57,532
Cost of Foreign Currency	$0	$0	$125	$1,696
Premiums Received for Options Written	$0	$0	$0	$0

38	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Renaissance Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

$9,367,996	$591,311	$6,271,999	$71,874	$683,641	$2,705,139	$1,901,739	$540,744	$85,071
71,000	33,100	118,141	3,767	0	8,000	34,854	6,542	13,483
0	1	42	1	1	0	0	0	117
0	0	0	0	0	0	0	0	0
60	2	577	1	12	53	12	3	3
40,491	0	26,661	9	0	27,309	0	6,455	1,222
54,542	8,066	6,303	132	476	618	735	534	99
24,508	1,002	4,839	96	313	2,786	1,649	465	39
0	0	680	0	0	0	0	0	0
9,558,597	633,482	6,429,242	75,880	684,443	2,743,905	1,938,989	554,743	100,034

84,394	12,441	15,522	0	0	33,087	0	7,011	565
0	0	0	0	0	8	0	0	0
0	0	0	376	0	0	0	3,262	0
12,156	3,667	7,844	176	1,126	16,143	3,660	189	13
783,090	33,100	1,610,045	4,267	105,439	525,634	66,853	9,542	13,483
3,131	204	2,323	35	238	1,009	707	199	34
2,083	161	1,229	23	188	692	582	124	19
1,471	81	736	23	282	782	560	26	3
1,351	80	607	14	118	431	347	25	2
887,676	49,734	1,638,306	4,914	107,391	577,786	72,709	20,378	14,119
$8,670,921	$583,748	$4,790,936	$70,966	$577,052	$2,166,119	$1,866,280	$534,365	$85,915

$7,554,028	$527,796	$3,259,900	$76,535	$617,921	$1,670,280	$1,455,017	$414,791	$94,013
5,475	136	57,350	1	(58)	2	8,068	1,800	0
276,908	11,178	230,282	(9,896)	(136,877)	348,510	242,286	25,529	(20,996)
834,510	44,638	1,243,404	4,326	96,066	147,327	160,909	92,245	12,898
$8,670,921	$583,748	$4,790,936	$70,966	$577,052	$2,166,119	$1,866,280	$534,365	$85,915

$156,435	$1,694	$76,297	$27	$1,663	$33,816	$35,217	$4,916	$231
8,514,486	582,054	4,714,639	70,939	575,389	2,132,303	1,831,063	529,449	85,684

8,559	81	2,171	3	69	1,641	1,917	327	79
464,102	28,123	135,548	7,612	23,602	100,801	101,767	34,828	28,649

$18.28	$20.77	$35.15	$9.45	$24.08	$20.60	$18.37	$15.04	$2.91
$8,533,486	$546,673	$5,034,220	$67,608	$587,576	$2,557,814	$1,740,830	$448,210	$72,173
$71,000	$33,100	$112,516	$3,767	$0	$8,000	$34,854	$6,542	$13,483
$0	$0	$0	$0	$0	$(7)	$0	$0	$0
$0	$0	$0	$436	$0	$0	$0	$2,974	$0

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	39

Statements of Operations

Year Ended June 30, 2007
Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund	NACM International Fund

Investment Income:
Interest	$2,319	$1,589	$44	$639
Dividends, net of foreign withholding taxes	17,552	11,359	593	14,881
Dividends from investments in Affiliates	0	0	0	0
Security lending income (net)	266	734	0	473
Miscellaneous income	36	45	0	0
Total Income	20,173	13,727	637	15,993

Expenses:
Investment advisory fees	6,975	5,921	299	3,369
Administration fees	4,461	3,882	213	3,154
Distribution fees — Class R	42	104	0	0
Servicing fees — Class R	42	104	0	0
Distribution and/or servicing fees — Other Classes	4,329	3,401	326	2,131
Trustees’ fees	113	96	3	40
Interest expense	1	11	0	174
Shareholder communications expense	70	57	2	25
Tax expense	0	0	0	0
Total Expenses	16,033	13,576	843	8,893
Net Investment Income (Loss)	4,140	151	(206)	7,100

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	67,795	78,495	4,445	71,147
Options written	0	0	0	0
Foreign currency transactions	0	0	(21)	(462)
Payments from Affiliates	0	0	0	0
Net change in unrealized appreciation/depreciation of:
Investments	138,780	95,740	5,074	46,128
Investments in Affiliates	0	0	0	0
Options written	0	0	0	0
Foreign currency transactions	0	0	(1)	168
Net Realized and Change in Unrealized Gain	206,575	174,235	9,497	116,981
Net Increase in Net Assets Resulting from Investment Operations	$210,715	$174,386	$9,291	$124,081

40	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Renaissance Fund	OCC Value Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

$19,174	$953	$11,264	$113	$633	$1,115	$1,103	$296	$71
158,977	7,195	138,657	1,028	4,729	35,440	40,524	6,316	516
0	0	2,718	0	0	0	0	0	0
670	24	4,279	5	87	595	235	42	17
16	1	119	0	0	5	37	0	0
178,837	8,173	157,037	1,146	5,449	37,155	41,899	6,654	604

24,393	1,345	25,782	406	2,707	13,833	8,613	2,454	422
16,984	1,061	13,711	266	2,149	9,020	7,126	1,547	240
201	1	152	0	3	88	77	12	0
201	1	152	0	3	88	77	12	0
23,421	1,172	15,255	426	4,657	15,720	10,999	632	69
384	21	317	5	40	178	142	40	6
0	0	0	17	7	0	0	0	33
230	12	190	3	24	107	89	24	4
0	9	0	0	0	0	0	1	0
65,814	3,622	55,559	1,123	9,590	39,034	27,123	4,722	774
113,023	4,551	101,478	23	(4,141)	(1,879)	14,776	1,932	(170)

298,751	13,481	299,261	8,478	65,539	468,225	299,991	35,085	6,677
0	0	0	73	0	0	0	82	0
0	0	(3)	0	(2)	(91)	(150)	0	0
0	0	0	4	32	0	0	0	0

674,262	36,681	421,119	4,199	53,831	(33,055)	75,879	46,038	10,171
0	0	18,309	0	0	0	0	0	0
0	0	0	210	0	0	0	(289)	0
0	0	0	0	(2)	13	0	0	0
973,013	50,162	738,686	12,964	119,398	435,092	375,720	80,916	16,848
$1,086,036	$54,713	$840,164	$12,987	$115,257	$433,213	$390,496	$82,848	$16,678

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	41

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		NACM Global Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,140	$2,864	$151	$(121)	$(206)	$(83)
Net realized gain on investments, options written and foreign currency transactions	67,795	142,214	78,495	170,551	4,424	2,316
Net realized gain (loss) on investments in Affiliates	0	0	0	0	0	0
Payments from Affiliates**	0	0	0	806	0	0
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	138,780	(39,151)	95,740	(36,988)	5,073	429
Net change in unrealized appreciation/depreciation of investments in Affiliates	0	0	0	0	0	0
Net increase resulting from investment operations	210,715	105,927	174,386	134,248	9,291	2,662

Dividends and Distributions to Shareholders from:
Net investment income
Class R	(25)	(8)	0	0	0	0
Other Classes	(2,631)	(1,210)	0	0	0	0
Net realized capital gains
Class R	(1,183)	0	(4,088)	0	(6)	(1)
Other Classes	(103,959)	0	(130,567)	0	(2,291)	(867)
Total Dividends and Distributions to Shareholders	(107,798)	(1,218)	(134,655)	0	(2,297)	(868)

Fund Share Transactions:
Shares sold
Class R	8,203	10,585	15,034	26,679	23	70
Other Classes	427,388	645,145	290,184	734,172	15,616	27,449
Issued in reinvestment of distributions
Class R	1,176	8	4,074	0	6	1
Other Classes	86,001	1,090	119,404	0	1,879	692
Cost of shares redeemed
Class R	(5,080)	(2,173)	(14,016)	(6,412)	0	(2)
Other Classes	(440,898)	(312,240)	(524,677)	(452,129)	(11,078)	(7,853)
Net increase (decrease) from Fund share transactions	76,790	342,415	(109,997)	302,310	6,446	20,357
Fund Redemption Fees	10	26	24	44	0	4
Total Increase (Decrease) in Net Assets	179,717	447,150	(70,242)	436,602	13,440	22,155

Net Assets:
Beginning of year	1,464,589	1,017,439	1,406,606	970,004	36,011	13,856
End of year*	$1,644,306	$1,464,589	$1,336,364	$1,406,606	$49,451	$36,011
* Including undistributed (dividends in excess of) net investment income of:	$4,191	$2,707	$151	$0	$(12)	$(37)
**	See Note 10

42	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

NACM International Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund		OCC Equity Premium Strategy Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

$7,100	$2,783	$113,023	$32,005	$4,551	$1,203	$101,478	$72,809	$23	$3
70,685	17,963	298,751	73,841	13,481	4,449	299,258	394,798	8,551	13,016
0	0	0	0	0	0	0	13,935	0	0
0	0	0	0	0	0	0	0	4	0
46,296	24,389	674,262	101,613	36,681	5,322	421,119	53,123	4,409	(7,550)
0	0	0	0	0	0	18,309	(22,540)	0	0
124,081	45,135	1,086,036	207,459	54,713	10,974	840,164	512,125	12,987	5,469

0	0	(1,741)	(175)	(6)	0	(893)	(521)	0	0
(2,099)	(968)	(105,272)	(33,854)	(4,506)	(1,089)	(70,609)	(62,477)	0	(12)

0	0	(1,213)	(59)	0	0	(4,303)	(2,324)	(4)	(6)
(22,335)	(3,448)	(84,105)	(19,213)	(5,540)	(1,604)	(314,855)	(295,853)	(4,365)	(2,414)
(24,434)	(4,416)	(192,331)	(53,301)	(10,052)	(2,693)	(390,660)	(361,175)	(4,369)	(2,432)

36	10	147,385	18,872	1,663	10	26,927	30,948	11	19
412,705	296,328	6,021,306	1,658,570	466,479	83,367	977,202	1,034,093	17,275	12,841

1	0	2,885	226	6	0	5,195	2,844	4	5
20,061	3,900	154,008	40,691	6,988	2,181	320,553	294,471	3,723	2,134

0	0	(25,399)	(1,600)	(12)	0	(9,265)	(8,549)	(153)	(5)
(154,304)	(50,857)	(974,892)	(215,584)	(61,576)	(23,268)	(1,002,339)	(976,110)	(26,038)	(26,097)
278,499	249,381	5,325,293	1,501,175	413,548	62,290	318,273	377,697	(5,178)	(11,103)
27	29	69	75	12	9	18	127	1	1
378,173	290,129	6,219,067	1,655,408	458,221	70,580	767,795	528,774	3,441	(8,065)

360,606	70,477	2,451,854	796,446	125,527	54,947	4,023,141	3,494,367	67,525	75,590
$738,779	$360,606	$8,670,921	$2,451,854	$583,748	$125,527	$4,790,936	$4,023,141	$70,966	$67,525
$6,568	$1,865	$5,475	$0	$136	$106	$57,350	$40,768	$1	$1

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	43

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	OCC Growth Fund		OCC Renaissance Fund		OCC Value Fund

	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(4,141)	$(4,716)	$(1,879)	$(3,298)	$14,776	$15,899
Net realized gain (loss) on investments, options written and foreign currency transactions	65,537	121,482	468,134	367,771	299,841	180,960
Net realized gain (loss) on investments in Affiliates	0	0	0	40,043	0	0
Payments from Affiliates**	32	0	0	5,075	0	0
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	53,829	(61,500)	(33,042)	(150,391)	75,879	(15,043)
Net change in unrealized appreciation/depreciation of investments in Affiliates	0	0	0	0	0	0
Net increase resulting from investment operations	115,257	55,266	433,213	259,200	390,496	181,816

Dividends and Distributions to Shareholders from:
Net investment income
Class R	0	0	0	0	(302)	(243)
Other Classes	0	0	0	0	(17,199)	(16,258)
Net realized capital gains
Class R	0	0	(4,971)	(7,637)	(2,029)	(3,354)
Other Classes	0	0	(340,301)	(649,610)	(132,894)	(299,606)
Total Dividends and Distributions to Shareholders	0	0	(345,272)	(657,247)	(152,424)	(319,461)

Fund Share Transactions:
Receipts for shares sold
Class R	774	106	11,049	15,780	13,749	8,529
Other Classes	53,667	26,154	172,196	436,644	241,717	222,226
Issued in reinvestment of distributions
Class R	0	0	4,501	7,032	2,318	3,516
Other Classes	0	0	276,956	522,283	126,584	261,191
Cost of shares redeemed
Class R	(159)	(10)	(21,031)	(25,419)	(8,455)	(15,500)
Other Classes	(122,140)	(167,675)	(1,046,336)	(2,770,531)	(582,914)	(1,239,675)
Net increase (decrease) from Fund share transactions	(67,858)	(141,425)	(602,665)	(1,814,211)	(207,001)	(759,713)
Fund Redemption Fees	2	4	12	106	9	37
Total Increase (Decrease) in Net Assets	47,401	(86,155)	(514,712)	(2,212,152)	31,080	(897,321)

Net Assets:
Beginning of year	529,651	615,806	2,680,831	4,892,983	1,835,200	2,732,521
End of year*	$577,052	$529,651	$2,166,119	$2,680,831	$1,866,280	$1,835,200
* Including undistributed (dividends in excess of) net investment income of:	$(58)	$2	$2	$1	$8,068	$10,943
**	See Note 10

44	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

RCM Large-Cap Growth Fund		RCM Mid-Cap Fund

Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006

$1,932	$1,412	$(170)	$(250)
35,167	41,654	6,677	20,414
0	0	0	0
0	0	0	626
45,749	(2,480)	10,171	(5,403)
	0	0	0
82,848	40,586	16,678	15,387

0	0	0	0
(1,300)	(1,358)	0	0

(236)	0	(36)	0
(27,061)	0	(15,379)	0
(28,597)	(1,358)	(15,415)	0

725	4,230	15	40
104,086	169,350	9,093	20,994

236	0	36	0
26,706	1,258	14,744	0

(865)	(75)	(9)	(5)
(200,200)	(172,750)	(52,911)	(45,960)
(69,312)	2,013	(29,032)	(24,931)
9	6	0	2
(15,052)	41,247	(27,769)	(9,542)

549,417	508,170	113,684	123,226
$534,365	$549,417	$85,915	$113,684
$1,800	$1,167	$0	$0

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	45

Financial Highlights

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
CCM Capital Appreciation Fund
Class R
6/30/2007	$19.79	$(0.01)	$2.66	$2.65	$(0.03)
6/30/2006	18.07	(0.01)	1.75	1.74	(0.02)
6/30/2005	16.44	0.02	1.66	1.68	(0.05)
6/30/2004	14.21	(0.05)	2.28	2.23	0.00
12/31/2002 - 06/30/2003	12.72	(0.03)	1.52	1.49	0.00
CCM Mid-Cap Fund
Class R
6/30/2007	$27.79	$(0.08)	$3.68	$3.60	$0.00
6/30/2006	24.73	(0.08)	3.14	3.06	0.00
6/30/2005	21.56	(0.08)	3.25	3.17	0.00
6/30/2004	17.58	(0.14)	4.12	3.98	0.00
12/31/2002 - 06/30/2003	15.58	(0.07)	2.07	2.00	0.00
NACM Global Fund
Class R
6/30/2007	$17.31	$(0.03)	$4.15	$4.12	$0.00
6/30/2006	15.34	(0.05)	2.70	2.65	0.00
6/30/2005	14.18	(0.05)	1.81	1.76	0.00
6/30/2004	11.70	(0.10)	3.52	3.42	0.00
12/31/2002 - 06/30/2003	10.40	(0.03)	1.33	1.30	0.00
NACM International Fund
Class R
6/30/2007	$21.94	$0.44	$4.85	$5.29	$0.00 (e)
01/10/2006 - 6/30/2006	20.25	0.17	1.52	1.69	0.00
NFJ Dividend Value Fund
Class R
6/30/2007	$15.33	$0.35	$3.20	$3.55	$(0.31)
6/30/2006	13.73	0.32	1.89	2.21	(0.39)
6/30/2005	12.53	0.26	1.39	1.65	(0.30)
6/30/2004	10.51	0.26	2.05	2.31	(0.20)
12/31/2002 - 06/30/2003	9.77	0.13	0.71	0.84	(0.10)
NFJ Large-Cap Value Fund
Class R
6/30/2007	$17.79	$0.29	$3.36	$3.65	$(0.26)
01/10/2006 - 6/30/2006	17.02	0.12	0.75	0.87	(0.10)
NFJ Small-Cap Value Fund
Class R
6/30/2007	$31.80	$0.72	$5.63	$6.35	$(0.48)
6/30/2006	30.61	0.57	3.60	4.17	(0.51)
6/30/2005	27.66	0.47	4.45	4.92	(0.37)
6/30/2004	21.95	0.49	5.73	6.22	(0.28)
12/31/2002 - 06/30/2003	20.00	0.18	1.77	1.95	0.00
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	If the Adviser had not reimbursed expenses, the ratio of expenses to average net assets would have been 15.72%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Less than $0.01 per share.
(f)	Payments from Affiliates increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.77 and 12.31%, respectively.

46	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.37)	$(1.40)	$0.00	(e)	$21.04		13.92%	$18,552	1.33%		(0.04)%	150%
0.00	(0.02)	0.00	(e)	19.79		9.62	13,019	1.37		(0.05)	161
0.00	(0.05)	0.00		18.07		10.24	4,151	1.41	(d)	0.12	137
0.00	0.00	0.00		16.44		15.69	526	1.45		(0.33)	148
0.00	0.00	0.00		14.21		11.71	11	1.45	*	(0.46)*	161

$(2.87)	$(2.87)	$0.00	(e)	$28.52		14.25%	$47,308	1.34%		(0.31)%	164%
0.00	0.00	0.00	(e)	27.79	(f)	12.37 (f)	40,579	1.36		(0.31)	174
0.00	0.00	0.00		24.73		14.70	17,826	1.42	(d)	(0.33)	140
0.00	0.00	0.00		21.56		22.64	757	1.45		(0.66)	165
0.00	0.00	0.00		17.58		12.84	28	1.46	*	(0.83)*	155

$(1.02)	$(1.02)	$0.00	(e)	$20.41		24.45%	$138	1.71%		(0.19)%	102%
(0.68)	(0.68)	0.00	(e)	17.31		17.49	90	1.73		(0.32)	114
(0.61)	(0.61)	0.01		15.34		12.63	16	1.83	(d)	(0.31)	148
(0.95)	(0.95)	0.01		14.18		30.14	15	1.81		(0.77)	203
0.00	0.00	0.00		11.70		12.50	11	1.80	*(b)	(0.56)*	260

$(0.98)	$(0.98)	$0.00	(e)	$26.25		24.60%	$52	1.73%		1.78%	166%
0.00	0.00	0.00	(e)	21.94		8.35	11	1.73	*	1.68 *	152

$(0.29)	$(0.60)	$0.00	(e)	$18.28		23.46%	$156,435	1.30%		2.01%	29%
(0.22)	(0.61)	0.00	(e)	15.33		16.44	18,988	1.35		2.16	26
(0.15)	(0.45)	0.00		13.73		13.27	822	1.38	(d)	1.91	30
(0.09)	(0.29)	0.00		12.53		22.17	46	1.45		2.18	36
0.00	(0.10)	0.00		10.51		8.56	11	1.45	*	2.77 *	43

$(0.41)	$(0.67)	$0.00	(e)	$20.77		20.76%	$1,694	1.36%		1.43%	26%
0.00	(0.10)	0.00	(e)	17.79		5.12	11	1.38	*	1.41 *	32

$(2.52)	$(3.00)	$0.00	(e)	$35.15		20.93%	$76,297	1.47%		2.17%	27%
(2.47)	(2.98)	0.00	(e)	31.80		14.24	46,876	1.51		1.81	32
(1.60)	(1.97)	0.00		30.61		18.17	20,427	1.56	(c)(d)	1.63	20
(0.23)	(0.51)	0.00		27.66		28.62	5,033	1.60		1.90	30
0.00	0.00	0.00		21.95		9.75	105	1.60	*	1.72 *	20

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	47

Financial Highlights (Cont.)

For a Share Outstanding for the Year Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
OCC Equity Premium Strategy Fund
Class R
6/30/2007	$8.29	$(0.01)	$1.75	$1.74	$0.00
6/30/2006	7.93	0.01	0.65	0.66	0.00 (g)
6/30/2005	7.62	0.05	0.35	0.40	(0.09)
6/30/2004	6.56	0.06	1.09	1.15	(0.09)
12/31/2002 - 6/30/2003	6.06	0.04	0.48	0.52	(0.02)
OCC Growth Fund
Class R
6/30/2007	$19.36	$(0.09)	$4.81	$4.72	$0.00
6/30/2006	17.62	(0.08)	1.82	1.74	0.00
6/30/2005	17.15	(0.05)	0.52	0.47	0.00
6/30/2004	14.42	(0.11)	2.84	2.73	0.00
12/31/2002 - 6/30/2003	13.24	(0.04)	1.22	1.18	0.00
OCC Renaissance Fund
Class R
6/30/2007	$20.02	$0.01	$3.73	$3.74	$0.00
6/30/2006	22.88	0.01	1.36	1.37	0.00
6/30/2005	23.34	(0.07)	(0.39)	(0.46)	0.00
6/30/2004	16.29	(0.13)	7.18	7.05	0.00
12/31/2002 - 6/30/2003	13.81	(0.02)	3.19	3.17	0.00
OCC Value Fund
Class R
6/30/2007	$16.15	$0.14	$3.49	$3.63	$(0.17)
6/30/2006	17.33	0.14	1.18	1.32	(0.15)
6/30/2005	17.32	0.09	0.49	0.58	(0.11)
6/30/2004	12.86	0.05	4.45	4.50	(0.04)
12/31/2002 - 6/30/2003	11.02	0.10	2.32	2.42	0.00
RCM Large-Cap Growth Fund
Class R
6/30/2007	$13.64	$(0.02)	$2.15	$2.13	$0.00
6/30/2006	12.69	(0.01)	0.96	0.95	0.00 (g)
6/30/2005	12.16	(0.01)	0.54	0.53	0.00
6/30/2004	10.91	(0.04)	1.29	1.25	0.00
12/31/2002 - 6/30/2003	10.10	0.00 (g)	0.81	0.81	0.00
RCM Mid-Cap Fund
Class R
6/30/2007	$2.92	$(0.02)	$0.58	$0.56	$0.00
6/30/2006	2.62	(0.02)	0.32	0.30	0.00
6/30/2005	2.53	(0.02)	0.11	0.09	0.00
6/30/2004	2.08	(0.02)	0.47	0.45	0.00
12/31/2002 - 6/30/2003	1.85	(0.01)	0.24	0.23	0.00
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $22.87 and (2.02)%, respectively.
(e)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 3.27%.
(f)	Repayments by the Adviser increased the total return by 0.04%. If the Adviser had not made repayments, total return would have been 5.23%.
(g)	Amount is less than $0.01 per share.
(h)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and total return by 0.15%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.99 and 5.88%, respectively.

48	Allianz Funds Annual Report	06.30.07	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.58)	$(0.58)	$0.00	(g)	$9.45	(l)	21.45	%(l)	$27	1.53%		(0.10)%	135%
(0.30)	(0.30)	0.00	(g)	8.29		8.35		155	1.55		0.14	149
0.00	(0.09)	0.00		7.93		5.27	(f)	130	1.58	(c)	0.66	24
0.00	(0.09)	0.00		7.62		17.53		125	1.60		0.82	83
0.00	(0.02)	0.00		6.56		(5.52)		11	1.60	*	1.20 *	84

$0.00	$0.00	$0.00	(g)	$24.08	(m)	24.38	%(m)	$1,663	1.41%		(0.39)%	79%
0.00	0.00	0.00	(g)	19.36		9.88		769	1.42		(0.43)	115
0.00	0.00	0.00		17.62		2.74	(i)	611	1.44	(b)(c)	(0.28)	39
0.00	0.00	0.00		17.15	(j)	18.93	(j)	17	1.51		(0.65)	71
0.00	0.00	0.00		14.42		(8.02)		11	1.50	*	(0.60)*	70

$(3.16)	$(3.16)	$0.00	(g)	$20.60		20.06%		$33,816	1.48%		0.07%	112%
(4.23)	(4.23)	0.00	(g)	20.02	(h)	6.03	(h)	37,856	1.50		0.05	85
0.00	0.00	0.00		22.88	(d)	(1.97	)(d)	45,502	1.56	(b)	(0.28)	101
0.00	0.00	0.00		23.34		43.28		16,349	1.60		(0.58)	60
(0.69)	(0.69)	0.00		16.29		17.96		12	1.61	*	(0.29)*	76

$(1.24)	$(1.41)	$0.00	(g)	$18.37		22.88%		$35,217	1.35%		0.81%	95%
(2.35)	(2.50)	0.00	(g)	16.15		7.83		23,965	1.36		0.81	63
(0.46)	(0.57)	0.00		17.33		3.30	(e)	29,012	1.42	(b)(c)	0.54	101
0.00	(0.04)	0.00		17.32		35.04		8,622	1.46		0.32	67
(0.58)	(0.58)	0.00		12.86		16.70		621	1.45	*	1.59 *	152

$(0.74)	$(0.74)	$0.00	(g)	$15.03		15.88%		$4,916	1.36%		(0.14)%	54%
0.00	0.00	0.00	(g)	13.64		7.46		4,346	1.50		(0.06)	74
0.00	0.00	0.00		12.69		4.39		109	1.43	(c)	(0.11)	118
0.00	0.00	0.00		12.16		11.46		75	1.46		(0.38)	82
0.00	0.00	0.00		10.91		8.02		40	1.45	*	(0.05)*	25

$0.00	$(0.58)	$0.00	(g)	$2.90		21.86%		$231	1.38%		(0.70)%	102%
0.00	0.00	0.00	(g)	2.92	(k)	11.45	(k)	185	1.40		(0.78)	161
0.00	0.00	0.00		2.62		3.56		136	1.46	(c)	(0.77)	147
0.00	0.00	0.00		2.53		21.63		14	1.48		(1.05)	145
0.00	0.00	0.00		2.08		12.43		11	1.48	*	(1.14)*	132
(i)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 2.73%.
(j)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.18%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.12 and 18.75%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 10.82%, respectively.
(l)	Payments from Affiliates increased the end of period net asset value and total return by $0.01 and 0.01%, respectively.
(m)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	06.30.07	Allianz Funds Annual Report	49

Notes to Financial Statements

June 30, 2007

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-five separate investment funds (the “Funds”). The Trust may offer up to seven classes of shares: Institutional, Administrative, A, B, C, D and R. These financial statements pertain to the Class R shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

Prior to November 1, 2006, OCC Equity Premium Strategy Fund and OCC Growth Fund were sub-advised by PEA Capital LLC (“PEA”) pursuant to Portfolio Management Agreements between the Adviser and PEA. On November 1, 2006, the Adviser, PEA and Oppenheimer Capital entered into a novation agreement pursuant to which PEA was replaced by Oppenheimer Capital as sub-adviser to the aforementioned funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Trust, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Trust will be required to comply with the Interpretation by December 31, 2007. Fund Management is in the process of evaluating the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Trust’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s net asset value (“NAV”) is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are

50	Allianz Funds Annual Report	06.30.07

recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value, NFJ Large-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value, NFJ Large-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year. For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future years is reduced by the net capital gains for the current capital year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund—$47,025; NACM International Fund—$1,427,454; NFJ Dividend Value Fund—$596; NFJ Small-Cap Value Fund—$211,099; OCC Equity

Premium Strategy Fund—$22,876; OCC Growth Fund—$24,454; OCC Renaissance Fund—$190,580; OCC Value Fund—$55,666; and RCM Large-Cap Growth Fund—$30,363.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural

06.30.07	Allianz Funds Annual Report	51

Notes to Financial Statements  (Cont.)

June 30, 2007

costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is divided between the Fund and Dresdner Bank AG, an affiliate. The amount paid to Dresdner Bank AG for the year ended June 30, 2007 was $1,414,583. Cash collateral received for securities on loan is invested in securities identified in the Schedules of Investments and the corresponding liability is recognized as such in the Statements of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. Dresdner Bank AG, a direct subsidiary to Allianz AG and affiliate to the Trust, is the securities lending agent for the Trust.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly Administration Fee. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
CCM Capital Appreciation Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
CCM Mid-Cap Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NACM Global Fund	0.70%		0.35%	0.35%	0.50%	0.50%	0.50%
NACM International Fund	0.60%		0.45%	0.45%	0.60%	0.60%	0.60%
NFJ Dividend Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Large-Cap Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
NFJ Small-Cap Value Fund	0.60%	(3)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Equity Premium Strategy Fund	0.60%		0.25%	0.25%	0.40%	0.40%	0.40%
OCC Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	0.40%
OCC Renaissance Fund	0.60%	(4)	0.25%	0.25%	0.40%	0.40%	0.40%
OCC Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Large-Cap Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.40%
RCM Mid-Cap Fund	0.47%		0.25%	0.25%	0.40%	0.40%	0.40%

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the OCC Value, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion and by an additional 0.025% per annum on assets in excess of $5 billion. The total administrative fee rate for Class A, B, C, D and R shares of the OCC Value, OCC Renaissance and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion .

(3)

Effective January 1, 2007 the Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(4)

Effective January 1, 2007 the Fund’s advisory fee has been reduced by 0.05%, to 0.55%. In addition, effective October 1, 2007, the Fund’s advisory fee will be further reduced by 0.05%, to 0.50%. These advisory fee reductions will continue until at least December 31, 2007.

52	Allianz Funds Annual Report	06.30.07

Redemption Fees.  Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Funds	7 days		30 days

CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Equity Premium Strategy, OCC Growth, OCC Renaissance, OCC Value, RCM Large-Cap Growth and RCM Mid-Cap Funds

*
NACM Global and NACM International Funds				*

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs where redemptions are processed through financial intermediaries. There may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2007.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2007, AGID received $6,824,747 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each independent Trustee receives an annual retainer of $80,000 ($160,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended ($1,000 if the meeting was attended by telephone). Each member of a Committee (other than the Valuation Committee)

06.30.07	Allianz Funds Annual Report	53

Notes to Financial Statements  (Cont.)

June 30, 2007

receives a $10,000 annual retainer per Committee and each Committee Chairman receives an additional annual retainer of $3,000.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2007, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation Fund	$2,260,226	$2,267,491
CCM Mid-Cap Fund	2,120,504	2,370,475
NACM Global Fund	46,311	42,502
NACM International Fund	1,170,306	914,158
NFJ Dividend Value Fund	6,529,515	1,497,068
NFJ Large-Cap Value Fund	466,339	74,262
NFJ Small-Cap Value Fund	1,098,248	1,285,069
OCC Equity Premium Strategy Fund	89,119	99,424
OCC Growth Fund	420,156	510,561
OCC Renaissance Fund	2,654,026	3,566,403
OCC Value Fund	1,787,886	2,177,536
RCM Large-Cap Growth Fund	288,570	385,193
RCM Mid-Cap Fund	90,623	133,205

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Large-Cap Growth Fund		OCC Equity Premium Strategy Fund		OCC Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2006	—	$—	7,540	$605	—	$—
Sales	30,891	4,500	33,860	3,656	1,000	282
Closing Buys	(13,778)	(1,526)	(6,292)	(1,640)	—	—
Exercises	—	—	(8,720)	(440)	(1,000)	(282)
Expirations	—	—	(22,173)	(1,745)	—	—
Balance at 6/30/2007	17,113	$2,974	4,215	$436	—	$—

6.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2007: (amounts in thousands):

NFJ Small-Cap Value Fund:

Issuer Name	Market Value 6/30/2006	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 6/30/2007	Dividend Income	Net Realized Loss
Handleman Co.*	$9,104	$—	$7,996	$—	$—	$—	$(12,252)
Iowa Telecommunications Services, Inc.	31,748	—	—	5,625	38,141	2,718	—
Journal Register, Co.*	19,828	—	14,774	—	—	81	(20,084)
Totals	$60,680	$—	$22,770	$5,625	$38,141	$2,799	$(32,336)

*	Not affiliated at June 30, 2007

54	Allianz Funds Annual Report	06.30.07

Certain additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the NFJ Small Cap Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2007. The cost and market values of the affiliated transactions above include both acquisitions of new investments and prior year holdings that became affiliated investments during the current year.

NFJ Small-Cap Value Fund:

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Handleman Co.*	—%	$—	—%
Iowa Telecommunications Services, Inc.	5.29	32,516	0.80
Journal Register, Co.*	—	—	—
		$32,516	0.80%

*	Not affiliated at June 30, 2007

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands, figures for the period ended June 30, 2007 are audited):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	415	$8,203	536	$10,585	562	$15,034	972	$26,679
Other Classes	21,470	427,388	33,191	645,145	10,778	290,184	27,369	734,172
Issued in reinvestment of dividends and distributions
Class R	60	1,176	0 *	8	161	4,074	0	0
Other Classes	4,423	86,001	55	1,090	4,723	119,404	0	0
Cost of shares redeemed
Class R	(252)	(5,080)	(108)	(2,173)	(524)	(14,016)	(233)	(6,412)
Other Classes	(22,273)	(440,898)	(16,152)	(312,240)	(19,730)	(524,677)	(16,838)	(452,129)
Net increase (decrease) resulting from Fund share transactions	3,843	$76,790	17,522	$342,415	(4,030)	$(109,997)	11,270	$302,310

	NACM Global Fund					NACM International Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006			Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares		Amount	Shares	Amount	Shares		Amount

Shares sold
Class R	1	$23	4		$70	2	$36	0	*	$10
Other Classes	855	15,616	1,616		27,449	17,357	412,705	14,453		296,328
Issued in reinvestment of dividends and distributions
Class R	1	6	0	*	1	0	1	0		0
Other Classes	104	1,879	42		692	847	20,061	204		3,900
Cost of shares redeemed
Class R	0	0	0	*	(2)	0	0	0		0
Other Classes	(605)	(11,078)	(466)		(7,853)	(6,334)	(154,304)	(2,484)		(50,857)
Net increase resulting from Fund share transactions	356	$6,446	1,196		$20,357	11,872	$278,499	12,173		$249,381

06.30.07	Allianz Funds Annual Report	55

Notes to Financial Statements  (Cont.)

June 30, 2007

	NFJ Dividend Value Fund				NFJ Large-Cap Value Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	8,595	$147,385	1,270	$18,872	81	$1,663	1	$10
Other Classes	352,651	6,021,306	112,324	1,658,570	23,806	466,479	4,906	83,367
Issued in reinvestment of dividends and distributions
Class R	166	2,885	15	226	1	6	0	0
Other Classes	8,867	154,008	2,800	40,691	358	6,988	131	2,181
Cost of shares redeemed
Class R	(1,441)	(25,399)	(106)	(1,600)	(1)	(12)	0	0
Other Classes	(56,132)	(974,892)	(14,629)	(215,584)	(3,148)	(61,576)	(1,384)	(23,268)
Net increase resulting from Fund share transactions	312,706	$5,325,293	101,674	$1,501,175	21,097	$413,548	3,654	$62,290

	NFJ Small-Cap Value Fund				OCC Equity Premium Strategy Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	818	$26,927	986	$30,948	1	$11	2	$19
Other Classes	29,763	977,202	33,091	1,034,093	1,963	17,275	1,531	12,841
Issued in reinvestment of dividends and distributions
Class R	161	5,195	94	2,844	1	4	1	5
Other Classes	10,047	320,553	9,831	294,471	419	3,723	259	2,134
Cost of shares redeemed
Class R	(282)	(9,265)	(273)	(8,549)	(18)	(153)	0 *	(5)
Other Classes	(30,852)	(1,002,339)	(31,590)	(976,110)	(2,985)	(26,038)	(3,183)	(26,097)
Net increase resulting from Fund share transactions	9,655	$318,273	12,139	$377,697	(619)	$(5,178)	(1,390)	$(11,103)

	OCC Growth Fund				OCC Renaissance Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	36	$774	6	$106	552	$11,049	730	$15,780
Other Classes	2,197	53,667	1,268	26,154	8,158	172,196	19,039	436,644
Issued in reinvestment of dividends and distributions
Class R	0	0	0	0	238	4,501	352	7,032
Other Classes	0	0	0	0	14,266	276,956	25,428	522,283

Cost of shares redeemed
Class R	(7)	(159)	(1)	(10)	(1,040)	(21,031)	(1,179)	(25,419)
Other Classes	(5,646)	(122,140)	(8,735)	(167,675)	(50,265)	(1,046,336)	(121,987)	(2,770,531)
Net (decrease) resulting from Fund share transactions	(3,420)	$(67,858)	(7,462)	$(141,425)	(28,091)	$(602,665)	(77,617)	$(1,814,211)

56	Allianz Funds Annual Report	06.30.07

	OCC Value Fund				RCM Large-Cap Growth Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006		Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	781	$13,749	507	$8,529	51	$725	315	$4,230
Other Classes	13,803	241,717	13,409	222,226	7,259	104,086	12,150	169,350
Issued in reinvestment of dividends and distributions
Class R	131	2,318	219	3,516	16	236	0	0
Other Classes	7,301	126,584	16,646	261,191	1,860	26,706	88	1,258

Cost of shares redeemed
Class R	(479)	(8,455)	(916)	(15,500)	(59)	(865)	(5)	(75)
Other Classes	(33,843)	(582,914)	(74,457)	(1,239,675)	(13,899)	(200,200)	(12,414)	(172,750)
Net increase (decrease) resulting from Fund share transactions	(12,306)	$(207,001)	(44,592)	$(759,713)	(4,772)	$(69,312)	134	$2,013

	RCM Mid-Cap Fund
	Year Ended 6/30/2007		Year Ended 6/30/2006
	Shares	Amount	Shares	Amount

Shares sold
Class R	5	$15	13	$40
Other Classes	3,278	9,093	7,176	20,994

Issued in reinvestment of dividends and distributions
Class R	14	36	0	0
Other Classes	5,521	14,744	0	0

Cost of shares redeemed
Class R	(3)	(9)	(2)	(5)
Other Classes	(18,275)	(52,911)	(15,305)	(45,960)
Net (decrease) resulting from Fund share transactions	(9,460)	$(29,032)	(8,118)	$(24,931)

8.	FEDERAL INCOME TAX MATTERS

At June 30, 2007, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)
CCM Capital Appreciation	$24,063	$48,308	$—	$—	$—
CCM Mid-Cap	8,746	68,845	—	—	—
NACM Global	2,305	1,637	—	—	(9)
NACM International	50,760	20,204	13	—	—
NFJ Dividend Value	189,942	92,630	—	—	—
NFJ Large-Cap Value	5,823	5,722	—	—	—
NFJ Small-Cap Value	45,209	221,528	5,625	—	—
OCC Equity Premium Strategy	—	—	61	9,704	—
OCC Growth	—	—	1	136,858	(26)
OCC Renaissance	165,089	184,596	2	—	—
OCC Value	103,006	147,348	—	—	—
RCM Large-Cap Growth	1,800	25,447	(289)	—	—
RCM Mid-cap	—	817	—	21,540	—

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown above.
(3)	Capital losses realized during the period November 1, 2006 through June 30, 2007 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

06.30.07	Allianz Funds Annual Report	57

Notes to Financial Statements  (Cont.)

June 30, 2007

As of June 30, 2007, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2008		2009		2010		2011
OCC Equity Premium Strategy	$1,515	(1)	—		—		$8,189
OCC Growth	—		$1,615	(1)	$807	(1)	134,436
RCM Mid-cap	—		10,770	(1)	5,385	(1)	5,385	(1)

(1)	Represents acquired capital loss carryovers which may be limited under current tax law.

As of June 30, 2007, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
CCM Capital Appreciation	$1,607,808	$231,507	$(10,667)	$220,840
CCM Mid-Cap	1,523,857	196,861	(13,889)	182,972
NACM Global	43,200	7,041	(870)	6,171
NACM International	716,827	81,413	(9,606)	71,807
NFJ Dividend Value	8,604,675	911,755	(77,434)	834,321
NFJ Large-Cap Value	580,005	49,830	(5,424)	44,406
NFJ Small-Cap Value	5,125,842	1,344,376	(80,078)	1,264,298
OCC Equity Premium Strategy	71,530	5,857	(1,746)	4,111
OCC Growth	587,626	99,562	(3,547)	96,015
OCC Renaissance	2,566,988	212,673	(66,522)	146,151
OCC Value	1,775,684	190,890	(29,981)	160,909
RCM Large-Cap Growth	454,834	95,605	(3,153)	92,452
RCM Mid-cap	86,187	13,181	(814)	12,367

(1)

Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

During the year ended June 30, 2007, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(1)	Long-Term Capital Gain Distributions
CCM Capital Appreciation	$2,656	$105,142
CCM Mid-Cap	13,274	121,381
NACM Global	1,351	946
NACM International	19,297	5,137
NFJ Dividend Value	136,815	55,515
NFJ Large-Cap Value	6,670	3,381
NFJ Small-Cap Value	84,089	306,571
OCC Equity Premium Strategy	4,369	—
OCC Renaissance	88,930	256,342
OCC Value	76,251	76,173
RCM Large-Cap Growth	1,300	27,297
RCM Mid-cap	9,266	6,149

(1)	Includes short-term capital gains

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

58	Allianz Funds Annual Report	06.30.07

9.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement (the “NJ Settlement”) relating to the same subject matter with the Attorney General of the State of New Jersey (“NJAG”) in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. Also in September 2004, AGIFM, PEA and AGID settled separate regulatory actions with the SEC and the Attorney General of the State of California related to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares, pursuant to which they paid a total of $20.6 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events PEA de-registered as an investment adviser and dissolved.

Since February 2004, AGIFM, PEA, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pretrial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

10.	PAYMENTS FROM AFFILIATES

AGIFM has identified transactions in which certain Funds’ purchase of shares of exchange-traded index funds caused that Funds’ ownership of other investment companies to exceed the Funds’ investment guidelines, but not its fundamental investment restrictions or statutory limits. AGIFM and the Trustees reviewed the transactions, and AGIFM has reimbursed the Funds for losses identified in that review. As part of an SEC staff inquiry, the SEC has taken the position that certain purchases of exchange traded index funds caused certain Funds’ ownership of other investment companies to exceed the statutory limit on ownership of voting stock. The SEC staff requested AGIFM reimburse those Funds for losses and management fees attributable to the portions of the transactions which exceeded the statutory limit. Without conceding that those purchases exceeded the statutory limit, AGIFM has reimbursed the Funds for losses identified using the approach taken in connection with the reimbursement referred to above. There can be no assurance that the SEC staff will not assert a different measure of loss and, if so, additional amounts may be paid by AGIFM to those Funds. OCC Renaissance Fund was reimbursed $5,074,548 ($0.03 per share) in connection with this matter. During the year ended June 30, 2006 the Adviser reimbursed CCM Mid-Cap Fund, OCC Value Fund and RCM Mid-Cap Fund, $806,302 ($0.02 per share), $377 and $626,308 ($0.02 per share), respectively. These amounts fully resolve a review of the extent to which the Funds’ had made filings to participate in class action settlements for which they were eligible during certain periods prior to December 2005.

During the year ended June 30, 2007, the Sub-Adviser reimbursed OCC Equity Premium Strategy Fund and OCC Growth Fund, $3,632 and $31,781, respectively for realized losses resulting from a trading error.

06.30.07	Allianz Funds Annual Report	59

Report of Independent Registered Public Accounting Firm

To the Trustees and Class R Shareholders of the Allianz Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class R shares present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Mid-Cap Fund, NACM Global Fund, NACM International Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Renaissance Fund, OCC Value Fund, OCC Equity Premium Strategy Fund, OCC Growth Fund, RCM Large-Cap Growth Fund, and RCM Mid-Cap Fund, thirteen of the thirty-five Funds constituting the Allianz Funds, (hereafter referred to as the “Funds”) at June 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights of the Funds for the Class R shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2007

60	Allianz Funds Annual Report	06.30.07

Federal Income Tax Information

(Unaudited)

June 30, 2007

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2007) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2007 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2007:

CCM Capital Appreciation	100%
CCM Mid-Cap	0%
NACM Global	20%
NACM International	27%
NFJ Dividend Value	53%
NFJ Large-Cap Value	59%
NFJ Small-Cap Value	84%
OCC Equity Premium Strategy	100%
OCC Growth	0%
OCC Renaissance	54%
OCC Value	39%
RCM Large-Cap Growth	100%
RCM Mid-Cap	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2007 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

CCM Capital Appreciation	100%
CCM Mid-Cap	0%
NACM Global	0%
NACM International	0%
NFJ Dividend Value	52%
NFJ Large-Cap Value	62%
NFJ Small-Cap Value	88%
OCC Equity Premium Strategy	100%
OCC Growth	0%
OCC Renaissance	56%
OCC Value	38%
RCM Large-Cap Growth	100%
RCM Mid-Cap	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2008, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2007.

06.30.07	Allianz Funds Annual Report	61

Federal Income Tax Information  (Cont.)

(Unaudited)

June 30, 2007

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2007 are as follows:

NACM Global
Country	Gross Foreign Dividends	Foreign Tax
France	$0.03533	$0.00510
Germany	0.01885	0.00283
Indonesia	0.00709	0.00106
Italy	0.01125	0.00169
Japan	0.01532	0.00107
Korea	0.00251	0.00041
Netherlands	0.00595	0.00089
Spain	0.00264	0.00040
Sweden	0.00509	0.00076
Switzerland	0.03855	0.00545

NACM International
Country	Gross Foreign Dividends	Foreign Tax
Austria	$0.00169	$0.00025
Belgium	0.01662	0.00249
Finland	0.06044	0.00907
France	0.05118	0.00763
Germany	0.03289	0.00493
Italy	0.04652	0.00698
Japan	0.09733	0.00680
Netherlands	0.02587	0.00388
Spain	0.01708	0.00256
Sweden	0.07016	0.01052
Switzerland	0.05146	0.00752

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2007. Shareholders will receive more detailed information along with their Form 1099-Div in January 2008.

62	Allianz Funds Annual Report	06.30.07

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer - Equities, Allianz Global Investors.	35	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	35	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	35	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, member of Triton Realty Partners, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	35	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch; General Counsel BMI - Health Plans.	35	None

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	35	Director of Sykes Enterprises, Inc. and CoastalSouth Bankshares, Inc.; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial - U.S.	35	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc. and Advanced Magnetics, Inc.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales - Debt and Equity for Merrill Lynch.	35	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	35	Member of Board of Trustees of The Steele Foundation.

06.30.07	Allianz Funds Annual Report	63

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	35	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	35	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director of Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President and Senior Counsel, Allianz Global Investors of America, L.P.; Vice President, Chief Legal Officer and Secretary of 70 funds in the Fund Complex; Secretary and Chief Legal Officer, The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Andrew J. Meyers 1/25/1961 Vice President	12/2004 to present	Chief Operating Officer and Managing Director, Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Operating Officer, Allianz Global Investors Fund Management LLC; and Managing Director, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of Allianz Funds and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 70 funds in the Fund Complex and Chief Compliance Officer, The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2002); and Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer and Principal Financial and Accounting Officer of 35 funds in the Fund Complex and Assistant Treasurer of the Allianz Funds and The Korea Fund, Inc.

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Manager, Allianz Global Investors Fund Management, LLC; Assistant Treasurer of 70 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Manager, Morgan Stanley and Paralegal, Prudential Financial, Inc./American Skandia.

William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).

64	Allianz Funds Annual Report	06.30.07

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. (since 2004); Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia (2002-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 70 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP (2004-2005) and Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

06.30.07	Allianz Funds Annual Report	65

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

PFPC, Inc.

P.O. Box 9688,

Providence RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2007. For information about any product, contact your financial advisor.

AZ061AR_18365

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-888-877-4626. The Investment Advisors code of ethics are included as Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that Davey S. Scoon, W. Bryant Stooks and James W. Zug who serve on the Board’s Audit Oversight Committee, qualify as “audit committee financial experts” and are “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $776,761 in 2006 and $882,034 in 2007.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $139,500 in 2006 and $35,100 in 2007.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $314,220 in 2006 and $337,096 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $41,000 in 2006 and $55,791 in 2007.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (THE “FUND”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and pre-approve the scope of the audits of the Fund and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the fund, who will confirm, independently that the accounting firm’s engagement will not adversly affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement review

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of semiannual report review)

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the ‘‘Investment Manager’’) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the ‘‘Accounting Affiliates’’). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,208,625 and the 2007 Reporting Period was $2,422,521.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no materials to the procedures by which shareholders may recommend nominees to the fund’s Board of Trustees Serve, where implemented after the registrant’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.3a-3(c)), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(c)) under the Act (17 CFR 270.3a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH - Code of Ethics

(a)(2)	Exhibit 99.CERT - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: September 7, 2007

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer

Date: September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: September 7, 2007

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer